                                                                    Exhibit 99.1


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.,
                                  as Depositor,


                          MIDLAND LOAN SERVICES, INC.,
  as Master Servicer, General Special Servicer and Birch Run Special Servicer,


                        WELLS FARGO BANK MINNESOTA, N.A.,
                                   as Trustee,


                              JPMORGAN CHASE BANK,
             as Certificate Administrator and as Tax Administrator,


                        FORTRESS CBO INVESTMENTS I, LTD.,
                as Birch Run Companion Mortgage Loan Noteholder,


                                       and

                           ALLIED CAPITAL CORPORATION,
              as MJ Ocala Hilton Companion Mortgage Loan Noteholder

                         POOLING AND SERVICING AGREEMENT


                          Dated as of December 1, 2001


                                  $877,619,220

                  Commercial Mortgage Pass-Through Certificates
                                 Series 2001-C2

                                TABLE OF CONTENTS

                                -----------------


SECTION                                                                                                                  PAGE
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

                                                    ARTICLE I

        DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES; CERTAIN CALCULATIONS IN RESPECT OF THE MORTGAGE POOL

SECTION 1.01.         Defined Terms.....................................................................................    3
SECTION 1.02.         General Interpretive Principles...................................................................   73
SECTION 1.03.         Certain Calculations in Respect of the Mortgage Pool and the Mortgage Loan Pairs..................   73
SECTION 1.04.         Application of Default Charges....................................................................   75
SECTION 1.05.         Cross-Collateralized Mortgage Loans...............................................................   76

                                                    ARTICLE II

   CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF REMIC I REGULAR INTERESTS,
                     REMIC II REGULAR INTERESTS, REMIC III REGULAR INTERESTS AND CERTIFICATES

SECTION 2.01.         Conveyance of Pooled Mortgage Loans...............................................................   78
SECTION 2.02.         Acceptance of Mortgage Assets by Trustee..........................................................   81
SECTION 2.03.         Certain Repurchases of Pooled Mortgage Loans by the Originators; Recording
                         Omissions......................................................................................   83
SECTION 2.04.         Representations and Warranties of the Depositor...................................................   89
SECTION 2.05.         Representations and Warranties of the Master Servicer.............................................   91
SECTION 2.06.         Representations and Warranties of the Special Servicers...........................................   92
SECTION 2.07.         Representations and Warranties of the Trustee.....................................................   94
SECTION 2.08.         Representations and Warranties of the Certificate Administrator and Tax Administrator.............   95
SECTION 2.09.         Designation of the Certificates...................................................................   97
SECTION 2.10.         Creation of REMIC I; Issuance of the REMIC I Regular Interests and the REMIC I
                         Residual Interest; Certain Matters Involving REMIC I and the Loan REMIC........................   97
SECTION 2.11.         Conveyance of REMIC I Regular Interests; Acceptance of REMIC I Regular Interests
                         by Trustee.....................................................................................  101
SECTION 2.12.         Creation of REMIC II; Issuance of the REMIC II Regular Interests and the REMIC II
                         Residual Interest; Certain Matters Involving REMIC II..........................................  101
SECTION 2.13.         Conveyance of REMIC II Regular Interests; Acceptance of REMIC II Regular Interests
                         by Trustee.....................................................................................  104
SECTION 2.14.         Creation of REMIC III; Issuance of the REMIC III Regular Interest Certificates,
                         the Group X-2 REMIC III Regular Interests and the REMIC III Residual Interest;
                         Certain Matters Involving REMIC III............................................................  104

SECTION 2.15.         Acceptance of Grantor Trusts by Trustee; Issuance of the Class Y and Class R
                         Certificates...................................................................................  109

                                                    ARTICLE III

                                  ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.         Administration of the Mortgage Loans..............................................................  110
SECTION 3.02.         Collection of Mortgage Loan Payments..............................................................  111
SECTION 3.03.         Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts..........  111
SECTION 3.04.         Collection Account, Mortgage Loan Pair Custodial Accounts, Distribution Account,
                         Interest Reserve Account and Gain on Sale Reserve Fund.........................................  115
SECTION 3.05.         Permitted Withdrawals From the Collection Account, the Mortgage Loan Pair
                         Custodial Accounts, the Distribution Account, the Interest Reserve Account and
                         the Gain on Sale Reserve Fund..................................................................  119
SECTION 3.06.         Investment of Funds in the Collection Account, the Mortgage Loan Pair Custodial
                         Accounts, Servicing Accounts, Reserve Accounts and the REO Account.............................  128
SECTION 3.07.         Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.....................  130
SECTION 3.08.         Enforcement of Alienation Clauses.................................................................  134
SECTION 3.09.         Realization Upon Defaulted Mortgage Loans.........................................................  135
SECTION 3.10.         Trustee and Custodian to Cooperate; Release of Mortgage Files.....................................  139
SECTION 3.11.         Master Servicing and Special Servicing Compensation; Interest on and Reimbursement
                         of Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee
                         and any Fiscal Agent regarding Back-up Servicing Advances......................................  140
SECTION 3.12.         Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.............  147
SECTION 3.13.         Annual Statement as to Compliance.................................................................  152
SECTION 3.14.         Reports by Independent Public Accountants.........................................................  153
SECTION 3.15.         Access to Certain Information.....................................................................  154
SECTION 3.16.         Title to REO Property; REO Account................................................................  154
SECTION 3.17.         Management of REO Property........................................................................  156
SECTION 3.18.         Sale of Pooled Mortgage Loans and REO Properties..................................................  159
SECTION 3.19.         Additional Obligations of the Master Servicer and the Special Servicers...........................  165
SECTION 3.20.         Modifications, Waivers, Amendments and Consents...................................................  170
SECTION 3.21.         Transfer of Servicing Between Master Servicer and Applicable Special Servicer;
                         Record Keeping.................................................................................  175
SECTION 3.22.         Sub-Servicing Agreements..........................................................................  176
SECTION 3.23.         Controlling Class Representative..................................................................  178
SECTION 3.24.         Certain Rights and Powers of the Controlling Class Representative.................................  180
SECTION 3.25.         The Mortgage Loan Pairs...........................................................................  182
SECTION 3.26.         The Birch Run Operating Advisor...................................................................  184
SECTION 3.27.         Representations and Warranties of the Birch Run Companion Mortgage Loan Noteholder................  184

SECTION 3.28.         Representations and Warranties of the MJ Ocala Hilton Companion Mortgage Loan Noteholder..........  186

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.         Distributions.....................................................................................  188
SECTION 4.02.         Statements to Certificateholders; Certain Other Reports...........................................  197
SECTION 4.03.         P&I Advances......................................................................................  200
SECTION 4.04.         Allocation of Realized Losses and Additional Trust Fund Expenses..................................  203
SECTION 4.05.         Calculations......................................................................................  205

                                                     ARTICLE V

                                                 THE CERTIFICATES

SECTION 5.01.         The Certificates..................................................................................  206
SECTION 5.02.         Registration of Transfer and Exchange of Certificates.............................................  206
SECTION 5.03.         Book-Entry Certificates...........................................................................  215
SECTION 5.04.         Mutilated, Destroyed, Lost or Stolen Certificates.................................................  216
SECTION 5.05.         Persons Deemed Owners.............................................................................  216
SECTION 5.06.         Certification by Certificate Owners...............................................................  217

                                                    ARTICLE VI

                           THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICERS

SECTION 6.01.         Liability of the Depositor, the Master Servicer and the Special Servicers.........................  218
SECTION 6.02.         Merger, Consolidation or Conversion of the Depositor, the Master Servicer or a
                         Special Servicer...............................................................................  218
SECTION 6.03.         Limitation on Liability of the Depositor, the Master Servicer, and the Special Servicers..........  218
SECTION 6.04.         Master Servicer and Special Servicers Not to Resign...............................................  219
SECTION 6.05.         Rights of the Depositor and the Trustee in Respect of the Master Servicer and the
                         Special Servicers..............................................................................  220
SECTION 6.06.         Designation of Special Servicers by Certain Certificateholders....................................  221
SECTION 6.07.         Master Servicer or Special Servicer as Owner of a Certificate.....................................  222

                                                    ARTICLE VII

                                                      DEFAULT

SECTION 7.01.         Events of Default.................................................................................  224
SECTION 7.02.         Trustee to Act; Appointment of Successor..........................................................  228
SECTION 7.03.         Notification to Certificateholders................................................................  229
SECTION 7.04.         Waiver of Events of Default.......................................................................  229
SECTION 7.05.         Additional Remedies of Trustee Upon Event of Default..............................................  229

                                                   ARTICLE VIII

                      THE TRUSTEE, CUSTODIAN, CERTIFICATE ADMINISTRATOR AND TAX ADMINISTRATOR

SECTION 8.01.         Duties of the Trustee, the Custodian, the Certificate Administrator and the Tax
                         Administrator..................................................................................  230
SECTION 8.02.         Certain Matters Affecting the Trustee, the Certificate Administrator and the Tax
                         Administrator..................................................................................  232
SECTION 8.03.         Trustee, the Fiscal Agent, the Certificate Administrator and the Tax Administrator
                         not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.......................  234
SECTION 8.04.         Trustee, Fiscal Agent, Certificate Administrator and Tax Administrator May Own
                         Certificates...................................................................................  234
SECTION 8.05.         Fees and Expenses of the Trustee, the Certificate Administrator and the Tax
                         Administrator; Indemnification of and by the Trustee, the Certificate
                         Administrator, the Tax Administrator and Fiscal Agent..........................................  235
SECTION 8.06.         Eligibility Requirements for Trustee, Certificate Administrator and Tax
                         Administrator..................................................................................  236
SECTION 8.07.         Resignation and Removal of Trustee, Certificate Administrator and Tax
                         Administrator..................................................................................  237
SECTION 8.08.         Successor Trustee, Certificate Administrator and Tax Administrator................................  238
SECTION 8.09.         Merger or Consolidation of Trustee, Certificate Administrator or Tax Administrator................  239
SECTION 8.10.         Appointment of Co-Trustee or Separate Trustee.....................................................  239
SECTION 8.11.         Appointment of Custodians.........................................................................  240
SECTION 8.12.         Access to Certain Information.....................................................................  241
SECTION 8.13.         Appointment of Fiscal Agent.......................................................................  242
SECTION 8.14.         Advance Security Arrangement......................................................................  244
SECTION 8.15.         Filings with the Securities and Exchange Commission...............................................  244

                                                    ARTICLE IX

                                                    TERMINATION

SECTION 9.01.         Termination Upon Repurchase or Liquidation of All Pooled Mortgage Loans...........................  247
SECTION 9.02.         Additional Termination Requirements...............................................................  249

                                                     ARTICLE X

                                             ADDITIONAL TAX PROVISIONS

SECTION 10.01.        Tax Administration................................................................................  251
SECTION 10.02.        Depositor, Master Servicer, Special Servicers, Trustee, the Custodian and Fiscal
                         Agent to Cooperate with Tax Administrator......................................................  254

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

SECTION 11.01.        Amendment.........................................................................................  256
SECTION 11.02.        Recordation of Agreement; Counterparts............................................................  257
SECTION 11.03.        Limitation on Rights of Certificateholders........................................................  257
SECTION 11.04.        Governing Law.....................................................................................  258
SECTION 11.05.        Notices...........................................................................................  258
SECTION 11.06.        Severability of Provisions........................................................................  259
SECTION 11.07.        Successors and Assigns; Beneficiaries.............................................................  259
SECTION 11.08.        Article and Section Headings......................................................................  259
SECTION 11.09.        Notices to and from the Rating Agencies and the Depositor.........................................  260
SECTION 11.10.        Notices to Controlling Class Representative.......................................................  261
SECTION 11.11.        Complete Agreement................................................................................  261


EXHIBITS
--------
EXHIBIT A-1                Form of Class X-1 and Class X-2 Certificates

EXHIBIT A-2                Form of Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E
                           Certificates

EXHIBIT A-3                Form of Class F, Class G, Class H, Class J and Class K Certificates

EXHIBIT A-4                Form of Class L, Class M, Class N, Class P and Class Q Certificates

EXHIBIT A-5                Form of Class BR Certificates

EXHIBIT A-6                Form of Class Y Certificates

EXHIBIT A-7                Form of Class R Certificates

EXHIBIT B-1A               Schedule of SBRC Pooled Mortgage Loans

EXHIBIT B-1B               Schedule of GCFP Pooled Mortgage Loans

EXHIBIT B-1C               Schedule of AMCC Pooled Mortgage Loans

EXHIBIT B-1D               Schedule of the Allied Pooled Mortgage Loan

EXHIBIT B-1E               Schedule of Environmentally Insured Mortgage Loans

EXHIBIT B-1F               Schedule of Primary Serviced Mortgage Loans

EXHIBIT B-1G               Schedule of Mortgage Loans With Performance Holdback Reserve Funds

EXHIBIT B-1H               Schedule of Class X-2 Reference Rates

EXHIBIT B-2                Schedule of Exceptions to Mortgage File Delivery

EXHIBIT B-3                Form of Custodial Certification

EXHIBIT B-4                Form of Notice and Certification Regarding Defeasance of Mortgage Loan for loans having balance of (a) $20,000,000 or less, or (b) less than 5% of outstanding pool balance, whichever is less

EXHIBIT C-1                Letters of Representations among Depositor, Certificate Administrator and Initial
                           Depository

EXHIBIT C-2                Form of ABC Support Letter Relating to AMCC Pooled Mortgage Loan Purchase Agreement

EXHIBIT D-1                Form of Master Servicer Request for Release

EXHIBIT D-2                Form of Special Servicer Request for Release

EXHIBIT E                  Form of Statement to Certificateholders

EXHIBIT F-1A               Form I of Transferor Certificate for Transfers of Non-Registered Certificates

EXHIBIT F-1B               Form II of Transferor Certificate for Transfers of Non-Registered Certificates

EXHIBIT F-1C               Form I of Transferor Certificate for Transfers of Interests in Global Certificates for
                           Classes of Non-Registered Certificates

EXHIBIT F-1D               Form II of Transferor Certificate for Transfers of Interests in Global Certificates
                           for Classes of Non-Registered Certificates

EXHIBIT F-2A               Form I of Transferee Certificate for Transfers of Non-Registered Certificates Held in
                           Physical Form

EXHIBIT F-2B               Form II of Transferee Certificate for Transfers of Non-Registered Certificates Held in
                           Physical Form

EXHIBIT F-2C               Form I of Transferee Certificate for Transfers of Interests in Global Certificates for
                           Classes of Non-Registered Certificates

EXHIBIT F-2D               Form II of Transferee Certificate for Transfers of Interests in Global Certificates
                           for Classes of Non-Registered Certificates

EXHIBIT F-3A               Form of Transferor Certificate for Transfer of the Excess Servicing Fee Right

EXHIBIT F-3B               Form of Transferee Certificate for Transfer of the Excess Servicing Fee Right

EXHIBIT G-1                Form of Transferee Certificate in Connection with ERISA (Definitive Non-Registered
                           Certificates)

EXHIBIT G-2                Form of Transferee Certificate in connection with ERISA (Book-Entry Non-Registered
                           Certificates)

EXHIBIT H-1                Form of Transfer Affidavit and Agreement for Transfers of Class R Certificates

EXHIBIT H-2                Form of Transferor Certificate for Transfers of Class R Certificates

EXHIBIT I-1                Form of Notice and Acknowledgment Concerning Replacement of Special Servicer

EXHIBIT I-2                Form of Acknowledgment of Proposed Special Servicer

EXHIBIT J                  Form of UCC-1 Financing Statement

EXHIBIT K-1                Information Request from Certificateholder or Certificate Owner

EXHIBIT K-2                Information Request from Prospective Investor

EXHIBIT L                  Schedule of Designated Sub-Servicers

EXHIBIT M                  Matters relating to the Birch Run Operating Advisor

            This Pooling and Servicing Agreement, is dated and effective as of December 1, 2001, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor, MIDLAND LOAN SERVICES, INC. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, WELLS FARGO BANK MINNESOTA, N.A. as Trustee, JPMORGAN CHASE BANK as Certificate Administrator and as Tax Administrator, FORTRESS CBO INVESTMENTS I, LTD. as Birch Run Companion Mortgage Loan Noteholder and ALLIED CAPITAL CORPORATION as MJ Ocala Hilton Companion Mortgage Loan Noteholder.

                               PRELIMINARY STATEMENT:

            Salomon Brothers Realty Corp. (together with its successors in interest, "SBRC") has sold, in its capacity as a Pooled Mortgage Loan Seller (as defined herein), to Salomon Brothers Mortgage Securities VII, Inc. (together with its successors in interest, the "Depositor"), pursuant to the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "SBRC Pooled Mortgage Loan Purchase Agreement"), between SBRC and the Depositor, those mortgage loans initially identified on the schedule attached hereto as Exhibit B-1A (such mortgage loans, the "SBRC Pooled Mortgage Loans").

            Greenwich Capital Financial Products, Inc. (together with its successors in interest, "GCFP") has sold, in its capacity as a Pooled Mortgage Loan Seller, to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "GCFP Pooled Mortgage Loan Purchase Agreement"), between GCFP and the Depositor, those mortgage loans initially identified on the schedule attached hereto as Exhibit B-1B (such mortgage loans, the "GCFP Pooled Mortgage Loans").

            Artesia Mortgage Capital Corporation (together with its successors in interest, "AMCC") has sold, in its capacity as a Pooled Mortgage Loan Seller, to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "AMCC Pooled Mortgage Loan Purchase Agreement"), between AMCC and the Depositor, those mortgage loans initially identified on the schedule attached hereto as Exhibit B-1C (such mortgage loans, the "AMCC Pooled Mortgage Loans").

            Allied Capital Corporation (together with its successors in interest, "Allied") has sold, in its capacity as a Pooled Mortgage Loan Seller, to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "Allied Pooled Mortgage Loan Purchase Agreement"), between Allied and the Depositor, the MJ Ocala Hilton Pooled Mortgage Loan (as defined herein), which is identified on the schedule attached hereto as Exhibit B-1D.

            The Depositor desires, among other things, to: (i) establish a trust fund, consisting primarily of the SBRC Pooled Mortgage Loans, the GCFP Pooled Mortgage Loans, the AMCC Pooled Mortgage Loans and the MJ Ocala Hilton Pooled Mortgage Loan and certain related rights, funds and property; (ii) cause the issuance of mortgage pass-through certificates in multiple classes, which certificates will, in the aggregate, evidence the entire beneficial ownership interest in such trust fund; and (iii) provide for the servicing and administration of the mortgage loans and other assets that from time to time constitute part of such trust fund, as well as the Companion Mortgage Loans (as defined herein).

            Each Companion Mortgage Loan is secured by the same Mortgage (as defined herein) on the same Mortgaged Property (also as defined herein) as one of the mortgage loans in the trust fund referred to in the prior paragraph and is to be serviced and administered together with that mortgage loan hereunder; Fortress CBO Investments I, Ltd. (together with its successors in interest, "Fortress") desires to act as "Birch Run Company Mortgage Loan Noteholder" hereunder; and Allied desires to act as "MJ Ocala Hilton Companion Mortgage Loan Noteholder" hereunder.

            Wells Fargo Bank Minnesota, N.A. (together with its successors in interest, "Wells Fargo") desires to act as "Trustee" hereunder; JPMorgan Chase Bank (together with its successors in interest, "Chase") desires to act as "Certificate Administrator" and as "Tax Administrator" hereunder; Midland Loan Services, Inc. (together with its successors in interest, "Midland") desires to act as "Master Servicer", as "General Special Servicer" and as "Birch Run Special Servicer" hereunder; Fortress CBO Investments I, Ltd. (together with its successors in interest, "Fortress") desires to act as "Birch Run Companion Mortgage Loan Noteholder" hereunder; and Allied desires to act as "MJ Ocala Hilton Companion Mortgage Loan Noteholder" hereunder.

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                   DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES;
                CERTAIN CALCULATIONS IN RESPECT OF THE MORTGAGE POOL


            SECTION 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01, subject to modification in accordance with Section 1.05.

            "30/360 Basis" shall mean the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "30/360 Mortgage Loan" shall mean a Mortgage Loan that accrues interest on a 30/360 Basis.

            "ABC" shall mean Artesia Banking Corporation or its successor in interest.

            "ABC Support Letter" shall mean the Letter Agreement dated as of December 18, 2001, from ABC to the Depositor and the Trustee, whereby ABC makes certain covenants relating to AMCC and AMCC's obligations under the AMCC Pooled Mortgage Loan Purchase Agreement. Any repurchase of an AMCC Mortgage Loan by ABC pursuant to the ABC Support Letter shall constitute a purchase/repurchase of that Mortgage Loan on behalf of AMCC as contemplated by the AMCC Pooled Mortgage Loan Purchase Agreement.

            "Acquisition Date" shall mean, with respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust within the meaning of Treasury regulation section 1.856-6(b)(1), which is the first day on which the Trust is treated as the owner of such REO Property for federal income tax purposes.

            "Actual/360 Basis" shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable recurring accrual period) in a year assumed to consist of 360 days.

            "Actual/360 Mortgage Loan" shall mean a Mortgage Loan that accrues interest on an Actual/360 Basis.

            "Additional Collateral" shall mean any non-real property collateral (including any Letter of Credit, Reserve Funds and Escrow Payments) pledged and/or delivered by the related Borrower and held by the mortgagee to secure payment on any Mortgage Loan.

            "Additional Master Servicing Compensation" shall have the meaning assigned thereto in Section 3.11(b).

            "Additional Special Servicing Compensation" shall have the meaning assigned thereto in Section 3.11(d).

            "Additional Trust Fund Expense" shall mean any expense incurred with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss that would result in the Holders of any Class of REMIC III Regular Interest Certificates receiving less than the total of their Current Interest Distribution Amount, Carryforward Interest Distribution Amount and Principal Distribution Amount for any Distribution Date.

            "Additional Yield Amount" shall have the meaning assigned thereto in
Section 4.01(d).

            "Adjusted REMIC II Remittance Rate" shall mean:

            (a) with respect to REMIC II Regular Interest A-1, for any Interest Accrual Period, 4.482% per annum;

            (b) with respect to REMIC II Regular Interest A-2, for any Interest Accrual Period, 6.168% per annum;

            (c) with respect to REMIC II Regular Interest A-3A, for any Interest Accrual Period, 6.499% per annum;

            (d) with respect to REMIC II Regular Interest A-3B, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, 6.499% per annum;

            (e) with respect to REMIC II Regular Interest B, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.705% per annum;

            (f) with respect to REMIC II Regular Interest C, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.842% per annum;

            (g) with respect to REMIC II Regular Interest D, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.970% per annum;

            (h) with respect to REMIC II Regular Interest E, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of

      (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.087% per annum;

            (i) with respect to REMIC II Regular Interest F, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.173% per annum;

            (j) with respect to REMIC II Regular Interest G, for any Interest Accrual Period up to and including the November 2008 Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) the Class X-2 Reference Rate for such Interest Accrual Period, and for any Interest Accrual Period thereafter, the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.222% per annum;

            (k) with respect to REMIC II Regular Interest H, for any Interest Accrual Period, a rate per annum equal to the related REMIC II Remittance Rate for such Interest Accrual Period; and

            (l) with respect to each of REMIC II Regular Interests J, K, L, M, N P and Q, for any Interest Accrual Period, 6.163% per annum.

            "Administrative Fee Rate" shall mean, with respect to each Mortgage Loan (and any successor REO Mortgage Loan), the sum of the related Master Servicing Fee Rate, the Trustee Fee Rate and the Certificate Administrator's Fee Rate.

            "Advance" shall mean any P&I Advance or Servicing Advance.

            "Advance Interest" shall mean the interest accrued on any Advance at the Reimbursement Rate, which is payable to the party hereto that made that Advance, all in accordance with Section 3.11(g) or Section 4.03(d), as applicable, and Section 3.05(a).

            "Advance Security Arrangement" shall have the meaning assigned thereto in Section 8.14.

            "Adverse Grantor Trust Event" shall mean either: (i) any impairment of the status of either Grantor Trust Pool as a Grantor Trust; or (ii) the imposition of a tax upon either Grantor Trust Pool or any of its assets or transactions.

            "Adverse Rating Event" shall mean, with respect to any Class of Rated Certificates and each Rating Agency that has assigned a rating thereto, as of any date of determination, the qualification, downgrade or withdrawal of the rating then assigned to such Class of Rated Certificates by such Rating Agency (or the placing of such Class of Rated Certificates on negative credit watch status in contemplation of any such action with respect thereto).

            "Adverse REMIC Event" shall mean either: (i) any impairment of the status of any REMIC Pool as a REMIC; or (ii) except as permitted by Section 3.17(a), the imposition of a tax upon any REMIC Pool or any of its assets or transactions (including the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions set forth in Section 860G(d) of the Code).

            "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agreement" shall mean this Pooling and Servicing Agreement, as it may be amended, modified, supplemented or restated following the Closing Date.

            "Allied" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Allied Pooled Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "A.M. Best" shall mean A.M. Best Company or its successor in interest.

            "AMCC" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "AMCC Pooled Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "AMCC Pooled Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Annual Accountants' Report" shall have the meaning assigned thereto in Section 3.14.

            "Annual Performance Certification" shall have the meaning assigned thereto in Section 3.13.

            "Anticipated Repayment Date" shall mean, with respect to any ARD Mortgage Loan, the date specified in the related Mortgage Note, as of which Post-ARD Additional Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

            "Applicable Special Servicer" shall mean:

            (a) with respect to the Birch Run Mortgage Loan Pair or any Birch Run REO Property, the Birch Run Special Servicer; and

            (b) with respect to each other Mortgage Loan and REO Property, the General Special Servicer.

            "Appraisal" shall mean, with respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of a Pooled Mortgage Loan or any successor REO Mortgage Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, unless the Controlling Class Representative (or, in the case of the Birch Run Mortgaged Property or any Birch Run REO Property, the Birch Run Operating Advisor) permits otherwise, an internal valuation prepared by the Applicable Special Servicer) that (i) indicates the "market value" of the subject property (within the meaning of 12 CFR Section 225.62(g)) and (ii) is conducted by a Qualified Appraiser (except that, in the case of a Pooled Mortgage Loan or any successor REO Mortgage Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, unless the Controlling Class Representative (or, in the case of the Birch Run Mortgaged Property or any Birch Run REO Property, the Birch Run Operating Advisor) permits otherwise, the Person performing the valuation shall be an employee of the Applicable Special Servicer).

            "Appraisal Reduction Amount" shall mean, with respect to any Required Appraisal Loan, an amount (calculated by the Applicable Special Servicer as of the related Determination Date immediately following the later of the date on which the most recent relevant Appraisal acceptable for purposes of
Section 3.19(c) hereof was obtained or conducted by the Applicable Special Servicer pursuant to this Agreement and the date of the most recent Appraisal Trigger Event with respect to such Required Appraisal Loan) equal to the excess, if any, of:

            (1) the sum of (a) the Stated Principal Balance of such Required Appraisal Loan as of such Determination Date, (b) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or any Fiscal Agent, all unpaid interest (net of Default Interest and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, Post-ARD Additional Interest) accrued on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date, (c) all unpaid Special Servicing Fees accrued in respect of such Required Appraisal Loan, (d) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Applicable Special Servicer, the Trustee or any Fiscal Agent in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (e) to the extent that neither the Master Servicer nor the Applicable Special Servicer holds Escrow Payments sufficient to cover the same, all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property; over

            (2) the sum of (x) the excess, if any, of (i) 90% of the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of Section 3.19(c) hereof, over (ii) the amount of any obligation(s) secured by any liens on such Mortgaged Property or REO Property, as applicable, that are prior to the lien of the Required Appraisal Loan, (y) any Escrow Payments and Reserve Funds held by the Master Servicer or the Applicable Special Servicer with respect to such Required Appraisal Loan that (i) are not required to be applied to pay real estate taxes and assessments, insurance premiums or ground rents, (ii) may be used to reduce the principal balance of the Required Appraisal Loan, and (iii) are not scheduled to be applied within the next 12 months, and (z) the amount of any Letter of Credit that constitutes additional security for the Required Appraisal Loan and that may be used to reduce the principal balance thereof.

            Notwithstanding the foregoing, if (i) an Appraisal Trigger Event occurs with respect to any Mortgage Loan, (ii) either (A) no Appraisal (or update to an Appraisal) has been obtained or conducted, as applicable, in accordance with Section 3.19(c), with respect to the related Mortgaged Property or REO Property, as the case may be, during the 12-month period prior to the date of such Appraisal Trigger Event or (B) there shall have occurred since the date of the most recent Appraisal (or update to an Appraisal) a material change in the circumstances surrounding the related Mortgaged Property or REO Property, as the case may be, that would, in the Applicable Special Servicer's judgment, materially affect the value of the property, and (iii) no new Appraisal is obtained or conducted, as applicable, in accordance with Section 3.19(c), by the earlier of the 60th day after such Appraisal Trigger Event and the date on which the subject Mortgage Loan first becomes 120 days delinquent as to any Monthly Payment (other than any Balloon Payment, for which the applicable delinquency period is either (X) 150 days if the related Borrower continues to make the Assumed Monthly Payment and a refinancing commitment reasonably acceptable to the Applicable Special Servicer has been delivered or (Y) 120 days otherwise), then (x) until such new Appraisal is obtained or conducted, as applicable, in accordance with Section 3.19(c), the Appraisal Reduction Amount shall equal 25% of the Stated Principal Balance of such Required Appraisal Loan, and (y) upon receipt or performance, as applicable, in accordance with Section 3.19(c), of such Appraisal by the Applicable Special Servicer, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated by the Applicable Special Servicer in accordance with the preceding sentence of this definition.

            Also notwithstanding the foregoing, in the case of each Mortgage Loan Pair or any successor REO Mortgage Loans, when so indicated herein, the Appraisal Reduction Amount shall be calculated, as described above, as if such Mortgage Loan Pair or any successor REO Mortgage Loan was a single Required Appraisal Loan. Any resulting Appraisal Reduction Amount shall then be allocated as follows: first, to the Companion Mortgage Loan in such Mortgage Loan Pair or any successor REO Mortgage Loan, up to the amount of the Stated Principal Balance thereof; and, then, to the Pooled Mortgage Loan or any successor REO Mortgage Loan in such Mortgage Loan Pair, up to the amount of the Stated Principal Balance thereof. This definition of "Appraisal Reduction Amount" supersedes any contrary definition in the related Mortgage Loan Pair Co-Lender Agreement.

            In connection with the foregoing, each Cross-Collateralized Mortgage Loan that is part of a single Cross-Collateralized Group shall be treated separately for purposes of calculating an Appraisal Reduction Amount.

            "Appraisal Trigger Event" shall mean, with respect to any Mortgage Loan, any of the following events:

            (i) such Mortgage Loan becomes a Modified Mortgage Loan, including by reason of an extension;

            (ii) any Monthly Payment with respect to such Mortgage Loan remains unpaid for 60 days past the Due Date for such payment (or, in the case of a delinquent Balloon Payment, either for 90 days past the Due Date for such Balloon Payment or, if the related Borrower has delivered a refinancing commitment reasonably acceptable to the Special Servicer and is continuing to make the Assumed Monthly Payment for such Mortgage Loan, for such longer period, not to exceed 150 days beyond the Due Date for such Balloon Payment, during which the refinancing would occur);

            (iii) any other material payment due under the related Mortgage Loan Documents remains unpaid for 60 days past the date on which that payment was first required to be made;

            (iv) the Borrower under such Mortgage Loan becomes the subject of bankruptcy, insolvency or similar proceedings and those proceedings remain undismissed and undischarged for 60 days;

            (v) a receiver is appointed with respect to the related Mortgaged Property and continues in such capacity for 60 days;

            (vi) the related Mortgaged Property becomes an REO Property; or

            (vii) in the case of a Birch Run Mortgage Loan, any other Servicing Transfer Event occurs with respect thereto.

            "Appraised Value" shall mean, with respect to each Mortgaged Property or REO Property, the appraised value thereof (as is) based upon the most recent Appraisal obtained or conducted, as appropriate, pursuant to this Agreement; provided, however, that, for purposes of this Agreement, no party hereto may rely on an Appraisal that is more than 12 months old (it being understood and agreed that this provision is not intended by itself to impose any separate obligation on any party hereto to periodically update Appraisals).

            "ARD Mortgage Loan" shall mean a Mortgage Loan that provides for the accrual of Post-ARD Additional Interest thereon if such Mortgage Loan is not paid in full on or prior to its Anticipated Repayment Date.

            "Assignment of Leases" shall mean, with respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the related Borrower in connection with the origination of the related Mortgage Loan, as such assignment may be amended, modified, renewed or extended through the date hereof and from time to time hereafter.

            "Assumed Monthly Payment" shall mean:

            (a) with respect to any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the related Determination Date immediately following (or, in the case of either Birch Run Mortgage Loan, coinciding with) its scheduled maturity date (as such date may be extended in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.20), for that scheduled maturity date and for each subsequent Due Date as of which such Mortgage Loan remains outstanding and part of the Trust Fund (but on which no Monthly Payment is scheduled to be due in respect of such Mortgage Loan, other than the delinquent Balloon Payment), the scheduled monthly payment of principal and/or interest deemed to be due with respect to such Mortgage Loan on such Due Date equal to the amount that would have been due in respect thereof on such Due Date (other than any Default Interest) if such Mortgage Loan had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, such maturity date; and

            (b) with respect to any REO Mortgage Loan, for any Due Date as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment (or, in the case of a Balloon Mortgage Loan described in clause (a) of this definition, the Assumed Monthly Payment) that was due (or deemed due) in respect of the related Mortgage Loan on the last Due Date prior to its becoming an REO Mortgage Loan.

            "Balloon Mortgage Loan" shall mean any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, a Balloon Payment is due on its Stated Maturity Date.

            "Balloon Payment" shall mean any Monthly Payment payable on a Mortgage Loan at scheduled maturity that (i) is at least three times as large as the normal Monthly Payment due on such Mortgage Loan and (ii) includes a principal component equal to at least 5% of the original principal balance of such Mortgage Loan.

            "Bankruptcy Code" shall mean the federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

            "Base Prospectus" shall mean that certain prospectus dated December 10, 2001, relating to trust funds established by the Depositor and publicly offered mortgage pass-through certificates evidencing interests therein.

            "Birch Run Co-Lender Agreement" shall mean the Co-Lender Agreement dated as of August 16, 2001, between Greenwich Capital Financial Products, Inc. as holder of the Birch Run Pooled Mortgage Loan and Fortress CBO Investments I, Ltd. as the Birch Run Companion Mortgage Loan Noteholder, as such agreement may have been as of the Closing Date, and/or may be from time to time thereafter with the consent of the Master Servicer or the Birch Run Special Servicer, as applicable, amended, modified, supplemented and/or restated.

            "Birch Run Companion Mortgage Loan" shall mean that certain mortgage loan that:

            (a) has an unpaid principal balance as of December 1, 2001, after application of all scheduled payments of principal due with respect to such mortgage loan on or before such date, of $9,938,548;

            (b) is secured by the same Mortgage on the Birch Run Mortgaged Property as the Birch Run Pooled Mortgage Loan; and

            (c) is not an asset of the Trust.

As used herein, the term "Birch Run Companion Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. As used herein, the term

"Birch Run Companion Mortgage Loan" also includes the mortgage loan referred to above after it has been wholly or partially defeased.

            "Birch Run Companion Mortgage Loan Noteholder" shall mean the holder of the Mortgage Note that evidences the Birch Run Companion Mortgage Loan.

            "Birch Run Mortgaged Property" shall mean the Mortgaged Property identified on the Pooled Mortgage Loan Schedule as "Birch Run Outlet Center ".

            "Birch Run Mortgage Loan" shall mean each of the Birch Run Pooled Mortgage Loan and the Birch Run Companion Mortgage Loan.

            "Birch Run Mortgage Loan Pair" shall mean the two Birch Run Mortgage Loans, jointly.

            "Birch Run Operating Advisor" shall have the meaning set forth in
Section 3.26.

            "Birch Run Pooled Mortgage Loan" shall mean that certain Pooled Mortgage Loan that is secured by a Mortgage on the Birch Run Mortgaged Property.

            "Birch Run Remittance Amount" shall mean, with respect to any Birch Run Remittance Date, an amount equal to (a) all amounts on deposit in the related Mortgage Loan Pair Custodial Account as of 11:00 a.m., New York City time, on such Birch Run Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) any collected Monthly Payment that is due with respect to any Birch Run Mortgage Loan on a Due Date following the end of the Collection Period with respect to that Mortgage Loan for the Distribution Date immediately following such Birch Run Remittance Date, (ii) any payments of principal (including Principal Prepayments) and interest, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received with respect to any Birch Run Mortgage Loan or related REO Property after the end of the Collection Period with respect to such Mortgage Loan or REO Property, as the case may be, for the Distribution Date immediately following such Birch Run Remittance Date, (iii) any Prepayment Premium received with respect to any Birch Run Mortgage Loan or successor REO Mortgage Loan after the end of the Collection Period with respect to such Mortgage Loan or successor REO Mortgage Loan, as the case may be, for the Distribution Date immediately following such Birch Run Remittance Date, (iv) any amounts payable or reimbursable to any Person from the related Mortgage Loan Pair Custodial Account pursuant to clauses (ii) through (xv) of the last paragraph of Section 3.05(a), and (v) any amounts deposited in the related Mortgage Loan Pair Custodial Account in error; provided that the Birch Run Remittance Amount for the Birch Run Remittance Date that occurs in the same calendar month as the anticipated Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition. For purposes of the Birch Run Co-Lender Agreement, the Birch Run Remittance Amount shall be the "Available Remittance Amount".

            "Birch Run Remittance Date" shall have the same meaning as "Remittance Date" in the Birch Run Co-Lender Agreement.

            "Birch Run REO Mortgage Loan" shall mean an REO Mortgage Loan that was previously a Birch Run Mortgage Loan.

            "Birch Run REO Property" shall mean any REO Property consisting of the Birch Run Mortgaged Property.

            "Birch Run Specially Serviced Mortgage Loan" shall mean a Birch Run Mortgage Loan that is a Specially Serviced Mortgage Loan.

            "Birch Run Special Servicer" shall mean Midland, in its capacity as special servicer of the Birch Run Mortgage Loan Pair or any related REO Property hereunder, or any successor special servicer of the Birch Run Mortgage Loan Pair or any related REO Property appointed as herein provided.

            "Birch Run Type I Appraisal Reduction Event" shall have the same meaning as "Appraisal Reduction Event" in the Birch Run Co-Lender Agreement.

            "Birch Run Type II Appraisal Reduction Event" shall mean that, as of any date of determination, the Class Principal Balance of the Class BR Certificates (net of any existing Appraisal Reduction Amount with respect to the Birch Run Pooled Mortgage Loan) is less than 50% of the amount equal to (i) the initial Class Principal Balance of the Class BR Certificates, minus (ii) the lesser of the actual amortization or the scheduled amortization of the Birch Run Pooled Mortgage Loan through the date of determination.

            "Book-Entry Certificate" shall mean any Certificate registered in the name of the Depository or its nominee.

            "Book-Entry Non-Registered Certificate" shall mean any Non-Registered Certificate registered in the name of the Depository or its nominee.

            "Borrower" shall mean the obligor or obligors on a Mortgage Note, including any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "Breach" shall mean, with respect to any Pooled Mortgage Loan, any breach of a representation or warranty made by a Pooled Mortgage Loan Seller pursuant to Section 4(b) of the related Pooled Mortgage Loan Purchase Agreement.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, the city or cities in which the Primary Servicing Offices of the Master Servicer and the Special Servicer are located, Pittsburgh, Pennsylvania or any other city in which the Collection Account is maintained, or the cities in which the Corporate Trust Offices of the Trustee and the Certificate Administrator are located, are authorized or obligated by law or executive order to remain closed.

            "Carryforward Interest Distribution Amount" shall:

            (a) with respect to any REMIC I Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.10(g);

            (b) with respect to any REMIC II Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.12(g);

            (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Distribution Date, have the meaning assigned thereto in Section 2.14(g); and

            (d) with respect to any Group X-2 REMIC III Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.14(g).

            "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "Certificate" shall mean any one of the Depositor's Commercial Mortgage Pass-Through Certificates, Series 2001-C2, as executed, authenticated and delivered hereunder by the Certificate Registrar on behalf of the Trustee.

            "Certificate Administrator" shall mean Chase, in its capacity as certificate administrator hereunder, or any successor certificate administrator appointed as herein provided.

            "Certificate Administrator's Fee" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan in the Mortgage Pool, the fee designated as such and payable to the Certificate Administrator pursuant to Section 8.05(a).

            "Certificate Administrator's Fee Rate" shall mean 0.0025% per annum minus the Trustee Fee Rate.

            "Certificate Factor" shall mean, with respect to any Class of REMIC III Regular Interest Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, then outstanding, and the denominator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, outstanding as of the Closing Date.

            "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register, provided, however, that: (i) neither a Disqualified Organization nor a Non-United States Person shall be a "Holder" of, or a "Certificateholder" with respect to, a Class R Certificate for any purpose hereof; and (ii) solely for purposes of giving any consent, approval, direction or waiver pursuant to this Agreement that specifically relates to the rights, duties and/or obligations hereunder of any of the Depositor, the Master Servicer, a Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee or any Fiscal Agent in its respective capacity as such (other than any consent, approval or waiver contemplated by any of Sections 3.23, 3.24 and 6.06), any Certificate registered in the name of such party or in the name of any Affiliate thereof shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that specifically relates to such party has been obtained. The Certificate Registrar shall be entitled to request and conclusively rely upon a certificate of the Depositor, the Master Servicer or a Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Certificateholders" or "Holders" shall reflect the rights of Certificate Owners only insofar as they may indirectly exercise such rights through the

Depository and the Depository Participants (except as otherwise specified herein), it being herein acknowledged and agreed that the parties hereto shall be required to recognize as a "Certificateholder" or "Holder" only the Person in whose name a Certificate is registered in the Certificate Register.

            "Certificateholder Reports" shall mean, collectively, the Statement to Certificateholders and the CMSA Investor Reporting Package (excluding the CMSA Loan Set-Up File).

            "Certificate Notional Amount" shall mean, with respect to any Interest Only Certificate, as of any date of determination, the then notional principal amount on which such Certificate accrues interest, equal to the product of (a) the then Certificate Factor for the Class of Interest Only Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Notional Amount thereof.

            "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Certificate Principal Balance" shall mean, with respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class of Principal Balance Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Principal Balance thereof.

            "Certificate Register" and "Certificate Registrar" shall mean the register maintained and the registrar appointed or otherwise acting pursuant to
Section 5.02.

            "Chase" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Class" shall mean, collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation and having the same payment terms. The respective Classes of Certificates are designated in
Section 2.09(a).

            "Class A Certificate" shall mean any of the Certificates designated as such in Section 2.09(b).

            "Class A-1 Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "A-1".

            "Class A-2 Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "A-2".

            "Class A-3 Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the designation "A-3".

            "Class B Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "B".

            "Class BR Available Distribution Amount" shall mean, with respect to any Distribution Date, that portion of the Total Available Distribution Amount for such Distribution Date that is equal to the amount deemed distributed with respect to REMIC I Regular Interest BR2 on such Distribution Date pursuant to the first paragraph of Section 4.01(l).

            "Class BR Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "BR".

            "Class C Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "C".

            "Class D Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "D".

            "Class E Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "E".

            "Class F Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "F".

            "Class G Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "G".

            "Class H Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "H".

            "Class J Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "J".

            "Class K Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "K".

            "Class L Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "L".

            "Class M Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "M".

            "Class N Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "N".

            "Class Notional Amount" shall mean the aggregate hypothetical or notional amount on which any Class of Interest Only Certificates accrues interest from time to time, as calculated in accordance with Section 2.14(e).

            "Class P Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "P".

            "Class Principal Balance" shall mean the aggregate principal balance outstanding from time to time of any Class of Principal Balance Certificates, as calculated in accordance with Section 2.14(e).

            "Class Q Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "Q".

            "Class R Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "R".

            "Class X-1 Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "X-1".

            "Class X-2 Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "X-2".

            "Class X-1 Portion" shall mean:

            (a) when used with respect to the Interest Accrual Amount in respect of any REMIC II Regular Interest for any Interest Accrual Period, the portion of such Interest Accrual Amount that is equal to the product of
      (i) the entire such Interest Accrual Amount, multiplied by (ii) a fraction (not less than zero or greater than one), the numerator of which is the excess, if any, of the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, over the Adjusted REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, and the denominator of which is the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period;

            (b) when used with respect to the Current Interest Distribution Amount in respect of any REMIC II Regular Interest for any Distribution Date, the portion of such Current Interest Distribution Amount that is equal to (i) the Class X-1 Portion of the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the product of (A) any portion of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC II Regular Interest in accordance with Section 2.12(g), multiplied by (B) a fraction, the numerator of which is equal to the Class X-1 Portion of the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, and the denominator of which is equal to the entire Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period; and

            (c) when used with respect to the Carryforward Interest Distribution Amount in respect of any REMIC II Regular Interest for any Distribution Date, the portion of such Carryforward Interest Distribution Amount that is equal to the excess, if any, of (i) the aggregate of the Class X-1 Portions of all Current Interest Distribution Amounts with respect to such REMIC II Regular Interest for all prior Distribution Dates, if any, over
      (ii) the aggregate amount of interest deemed distributed to REMIC III with respect to such REMIC II Regular Interest on all such prior Distribution Dates, if any, pursuant to the first two sentences of Section 4.01(k).

            "Class X-2 Reference Rate" shall mean, with respect to any Interest Accrual Period through and including the November 2008 Interest Accrual Period, the rate per annum specified for such Interest Accrual Period on Exhibit B-1H.

            "Class Y Certificate" shall mean any of the Certificates that collectively constitute the Class bearing the class designation "Y".

            "Class Y Sub-Account" shall mean a sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and Grantor Trust Y, but not an asset of any REMIC Pool.

            "Clearstream" shall mean Clearstream International or any successor.

            "Closing Date" shall mean December 27, 2001.

            "CMSA" shall mean the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees, issuers, placement agents and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and whose principal purpose is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the Master Servicer and reasonably acceptable to the Trustee, the Certificate Administrator, the Special Servicers, the Controlling Class Representative and, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder.

            "CMSA Bond Level File" shall mean the monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Bond Level File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Bond Level File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Certificate Administrator and the Controlling Class Representative.

            "CMSA Collateral Summary File" shall mean the monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Collateral Summary File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Collateral Summary File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Certificate Administrator and the Controlling Class Representative.

            "CMSA Comparative Financial Status Report" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Comparative Financial Status Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Comparative Financial Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative. For the purposes of the production by Master Servicer or a Special Servicer of any such report that is required to state information with respect to any Mortgage Loan for any period prior to the Cut-off Date, the Master Servicer or such Special Servicer, as the case may be, may conclusively rely (without independent verification) absent manifest error, on information provided to it by the Seller, by the related Borrower or (x) in the case of such a report produced by the Master Servicer, by such Special Servicer (if other than the Master Servicer or an Affiliate thereof) and (y) in the case of such report produced by such Special Servicer, by the Master Servicer (if other than such Special Servicer or an Affiliate thereof).

            "CMSA Delinquent Loan Status Report" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Delinquent Loan Status Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Delinquent Loan Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA Financial File" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Financial File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Financial File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA Historical Liquidation Report" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Liquidation Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Historical Liquidation Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA Historical Loan Modification Report" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Loan

Modification Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Historical Loan Modification Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA Investor Reporting Package" shall mean collectively: (a) the following six electronic files: (i) CMSA Loan Set-Up File, (ii) CMSA Loan Periodic Update File, (iii) CMSA Property File, (iv) CMSA Bond Level File, (v) CMSA Financial File and (vi) CMSA Collateral Summary File; and (b) the following eight supplemental reports: (i) CMSA Delinquent Loan Status Report, (ii) CMSA Historical Loan Modification Report, (iii) CMSA Historical Liquidation Report,
(iv) CMSA REO Status Report, (v) CMSA Operating Statement Analysis Report, (vi) CMSA Comparative Financial Status Report, (vii) CMSA Servicer Watch List and
(viii) CMSA NOI Adjustment Worksheet.

            "CMSA Loan Periodic Update File" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Periodic Update File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Loan Periodic Update File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, the Certificate Administrator and the Controlling Class Representative.

            "CMSA Loan Set-Up File" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Set-Up File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Loan Set-Up File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, the Certificate Administrator and the Controlling Class Representative.

            "CMSA NOI Adjustment Worksheet" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "NOI Adjustment Worksheet" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "NOI Adjustment Worksheet" available as of the Closing Date on the CMSA Website, is acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative and in any event, shall present the computations made in accordance with the methodology described in such form to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement.

            "CMSA Operating Statement Analysis Report" shall have the meaning ascribed thereto in Section 3.12(b).

            "CMSA Property File" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "Property File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Property File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA REO Status Report" shall mean a report substantially in the form of, and containing the information called for in, the downloadable form of the "REO Status Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "REO Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative.

            "CMSA Servicer Watch List" shall mean, for the Determination Dates collectively occurring during any calendar month, a report substantially in the form of, and containing the information called for in, the downloadable form of the "Servicer Watch List" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Servicer Watch List" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicers, as applicable, and the Controlling Class Representative and in any event, which report shall identify each Mortgage Loan that constitutes one of the following types of Mortgage Loans as of the related Determination Date in such calendar month: (i) a Mortgage Loan that has a then current 12-months trailing Debt Service Coverage Ratio that is less than 1.10x; (ii) a Mortgage Loan as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates a problem that the Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property; (iii) a Mortgage Loan as to which the Master Servicer has actual knowledge of material damage or waste at the related Mortgaged Property; (iv) a Mortgage Loan as to which it has come to the Master Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason thereof) that any tenant or tenants collectively occupying 25% or more of the space in the related Mortgaged Property (A) has vacated or intends to vacate such space (without being replaced by a comparable tenant and lease) or (B) has declared or intends to declare bankruptcy; or (C) is or are within six (6) months of its or their respective lease expiration; (v) a Mortgage Loan that is at least 30 days delinquent in payment; and (vi) a Mortgage Loan that is within 60 days of maturity. No later than one Business Day after each related Determination Date, the Applicable Special Servicer shall provide the Master Servicer with any information in its possession regarding a Specially Serviced Mortgage Loan necessary for preparation of the CMSA Servicer Watch List that is not in the possession of the Master Servicer.

            "CMSA Website" shall mean the CMSA's Website located, as of the Closing Date, at "www.cmbs.org".

            "Code" shall mean the Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Trust or the Certificates.

            "Collection Account" shall mean the segregated account or accounts created and maintained by the Master Servicer pursuant to the first paragraph of
Section 3.04(a) in trust for the Certificateholders, which shall be entitled "Midland Loan Services, Inc. [or the name of any successor Master Servicer], as Master Servicer on behalf of Wells Fargo Bank Minnesota, N.A. [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Collection Account".

            "Collection Period" shall mean, with respect to any Mortgage Loan or successor REO Mortgage Loan for any Distribution Date, the period commencing immediately following the related Determination Date in the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing on December 7, 2001) and ending on and including the related Determination Date in the calendar month in which such Distribution Date occurs.

            "Commission" shall mean the Securities and Exchange Commission or any successor thereto.

            "Companion Mortgage Loan" shall mean each of the Birch Run Companion Mortgage Loan and the MJ Ocala Hilton Companion Mortgage Loan, as applicable.

            "Companion Mortgage Loan Noteholder" shall mean each of Birch Run Companion Mortgage Loan Noteholder and the MJ Ocala Hilton Companion Mortgage Loan Noteholder, as applicable.

            "Compensating Interest Payment" shall mean, with respect to any Distribution Date, any payment made by the Master Servicer pursuant to Section 3.19(a) to cover Prepayment Interest Shortfalls incurred with respect to the Pooled Mortgage Loans or any successor REO Mortgage Loans during the respective Collection Periods for such Pooled Mortgage Loans and/or REO Mortgage Loans and such Distribution Date.

            "Condemnation Proceeds" shall mean all cash amounts received by the Master Servicer or the Applicable Special Servicer in connection with the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, exclusive of any portion thereof required to be released to the related Borrower or any other third party in accordance with applicable law and/or the terms and conditions of the related Mortgage Note and Mortgage or any document to which the related Mortgage Note and Mortgage are subject.

            "Controlling Class" shall mean, as of any date of determination, the Class of Principal Balance Certificates (other than the Class BR Certificates) with the lowest payment priority pursuant to Sections 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance that is not less than 25% of its initial Class Principal Balance; provided that, if no Class of Principal Balance Certificates (exclusive of the Class BR Certificates) has a Class Principal Balance that satisfies the foregoing requirement, then the Controlling Class shall be the Class of Principal Balance Certificates (other than the Class BR Certificates) with the lowest payment priority pursuant to Sections 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance greater than zero. For purposes of this definition, the Class A Certificates shall be treated as a single Class and, if appropriate under the terms of this definition, shall collectively constitute the Controlling Class.

            "Controlling Class Certificateholder" shall mean any Holder of Certificates of the Controlling Class.

            "Controlling Class Representative" shall have the meaning assigned thereto in Section 3.23(a).

            "Corporate Trust Office" shall mean the principal corporate trust office of the Trustee or Certificate Administrator, as applicable, at which at any particular time its corporate trust business or certificate administrative duties, as applicable, with respect to this Agreement shall be administered, which office is as of the Closing Date located: (i) in the case of the Trustee, at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention:
Corporate Trust Administration/Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2; and (ii) in the case of the Certificate Administrator, at 450 West 33rd Street, New York, New York 10001-2697, Attention: Institutional Trust Services, Salomon Brothers Commercial Mortgage Trust 2001-C2.

            "Corrected Mortgage Loan" shall mean any Mortgage Loan that had been a Specially Serviced Mortgage Loan but as to which all Servicing Transfer Events have ceased to exist.

            "Corresponding Class of Principal Balance Certificates" shall mean, with respect to any REMIC II Regular Interest, the Class of Principal Balance Certificates that has an alphabetic or alphanumeric class designation that is the same as the alphabetic or alphanumeric, as applicable, designation for such REMIC II Regular Interest.

            "Corresponding Group X-2 REMIC III Regular Interest" shall mean, with respect to any REMIC II Regular Interest, the Group X-2 REMIC III Regular Interest that has an alphabetic or alphanumeric designation that, with the deletion of "X-2-", is the same as the alphabetic or alphanumeric, as applicable, designation for such REMIC II Regular Interest.

            "Corresponding REMIC II Regular Interest" shall mean: (a) with respect to any Class of Principal Balance Certificates (other than Class A-3 Certificates), the REMIC II Regular Interest that has an alphabetic or alphanumeric designation that is the same as the alphabetic or alphanumeric, as applicable, Class designation for such Class of Principal Balance Certificates;
(b) with respect to the Class A-3 Certificates, each of REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B; and (c) with respect to any Group X-2 REMIC III Regular Interest, the REMIC II Regular Interest that has an alphabetic or alphanumeric designation that, when preceded by "X-2-", is the same as the alphabetic or alphanumeric, as applicable, designation for such Group X-2 REMIC III Regular Interest.

            "Cross-Collateralized Group" shall mean any group of Mortgage Loans that is cross-defaulted and cross-collateralized with each other.

            "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan, that is, by its terms, cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "CSFB" shall mean Credit Suisse First Boston Corporation or its successor in interest.

            "Current Interest Distribution Amount" shall:

            (a) with respect to any REMIC I Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.10(g);

            (b) with respect to any REMIC II Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.12(g);

            (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Distribution Date, have the meaning assigned thereto in Section 2.14(g); and

            (d) with respect to any Group X-2 REMIC III Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.14(g).

            "Custodian" shall mean a Person who is at any time appointed by the Certificate Administrator pursuant to Section 8.11 as a document custodian on behalf of the Trustee for the Mortgage Files; provided that, if the Certificate Administrator fails to appoint a Custodian pursuant to Section 8.11, the Certificate Administrator shall be the "Custodian" hereunder.

            "Cut-off Date" shall mean: (A) with respect to any Mortgage Loan, its Due Date in December 2001; and (B) with respect to any group of Mortgage Loans, their respective Due Dates in December 2001, collectively.

            "Cut-off Date Principal Balance" shall mean, with respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

            "Debt Service Coverage Ratio" shall mean, with respect to any Mortgage Loan, as of any date of determination, and without regard to the cross-collateralization in the case of any Cross-Collateralized Mortgage Loan, the ratio of (x) the net operating income (before payment of debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recently ended twelve month trailing period, to (y) the product of (i) 12 times
(ii) the Monthly Payment in effect for such Mortgage Loan (or, in the case of a Companion Mortgage Loan, for both such Mortgage Loan and the related Pooled Mortgage Loan) and allocated on a Mortgaged Property-by-Mortgaged Property basis as indicated in the CMSA Property File as of such date of determination.

            "Default Charges" shall mean Default Interest and/or late payment charges that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Mortgage Loan.

            "Default Interest" shall mean, with respect to any Mortgage Loan (or successor REO Mortgage Loan), any amounts collected thereon, other than late payment charges or Prepayment Premiums, that represent interest (exclusive, if applicable, of Post-ARD Additional Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Mortgage Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan.

            "Defaulting Party" shall have the meaning assigned thereto in
Section 7.01(b).

            "Defeasance Loan" shall mean a Mortgage Loan that permits the related Borrower to obtain a release of the related Mortgaged Property through defeasance.

            "Defective Pooled Mortgage Loan" shall mean a Pooled Mortgage Loan as to which there exists a Material Breach or a Material Document Defect.

            "Definitive Certificate" shall have the meaning assigned thereto in
Section 5.03(a).

            "Deleted Pooled Mortgage Loan" shall mean a Pooled Mortgage Loan which is repurchased from the Trust as contemplated by Section 2.03.

            "Depositor" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Depository" shall mean The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

            "Depository Participant" shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Designated Sub-Servicer" shall mean any Sub-Servicer set forth on Exhibit L hereto and any successor thereto under the related Sub-Servicing Agreement.

            "Designated Sub-Servicer Agreement" shall mean any Sub-Servicing Agreement between a Designated Sub-Servicer and the Master Servicer.

            "Determination Date" shall mean:

            (a) with respect to the Birch Run Mortgage Loans, any Birch Run REO Mortgage Loans and any Birch Run REO Property for any calendar month, commencing in January 2002, the first Business Day of such month; and

            (b) with respect to all other Mortgage Loans, REO Mortgage Loans and REO Properties for any calendar month, commencing in January 2002, the fifth Business Day prior to the Distribution Date in such month.

            "Directly Operate" shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of REO Property pursuant to Section 3.18), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Applicable Special Servicer (or any Sub-Servicer on behalf of the Applicable Special Servicer) shall not be considered to Directly Operate an REO Property solely because the Applicable Special Servicer (or any Sub-Servicer on behalf of the Applicable Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Discount Rate" shall have the meaning assigned thereto in Section 4.01(d).

            "Disqualified Organization" shall mean any of the following: (i) the United States, any State or any political subdivision thereof, any foreign government, international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business income), (iii) rural electric and telephone cooperatives described in Section 1381 of the Code, or (iv) any other Person so designated by the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            "Distribution Account" shall mean the segregated account or accounts created and maintained by the Certificate Administrator in the name of the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A. [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Distribution Account".

            "Distribution Date" shall mean, with respect to any calendar month, commencing in January 2002, the 13th day of such month (or, if such 13th day is not a Business Day, the Business Day immediately following).

            "Document Defect" shall mean, with respect to any Pooled Mortgage Loan, that any document required to be part of the related Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Pooled Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the related Mortgage File), or does not appear to be regular on its face.

            "Due Date" shall mean, with respect to any Mortgage Loan (and any successor REO Mortgage Loan), the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due.

            "EDGAR" shall mean the Electronic Data Gathering, Analysis, and Retrieval System of the Commission, which is the computer system for the receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.

            "Eligible Account" shall mean any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which are rated no less than "Aa3" by Moody's and "A" by S&P (if the deposits are to be held in the account for more than 30 days), or the short-term deposit or short-term unsecured debt obligations of which are rated no less than "P-1" by Moody's and "A-1" by S&P (if the deposits are to be held in the account for 30 days or less), in any event at any time funds are on deposit therein, (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR Section 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, (iii) an account or accounts maintained with PNC Bank, National Association ("PNC") so long as (A) PNC's long-term unsecured debt rating shall be at least "A1" from Moody's and
(B) PNC has the appropriate rating from S&P specified in clause (i) above, or
(iv) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation to the Trustee from each Rating Agency that the use of such account would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates).

            "Emergency Advance" shall mean any Servicing Advance (whether or not it is a Servicing Advance that, pursuant hereto, the Applicable Special Servicer is required to request the Master Servicer to make) that must be made within ten
(10) days of the Applicable Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

            "Environmental Insurance Policy" shall mean, with respect to any Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgaged Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

            "Environmental Laws" shall mean any federal or state laws and regulations governing the use, management or disposal of Hazardous Materials.

            "Environmentally Insured Mortgage Loans" shall mean the Mortgage Loans identified on Exhibit B-1E.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            "Escrow Payment" shall mean any payment received by the Master Servicer or the Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

            "Euroclear Operator" means Euroclear Bank S.A./N.V., as operator of the Euroclear system, or any successor.

            "Event of Default" shall have the meaning assigned thereto in
Section 7.01(a).

            "Excess Liquidation Proceeds" shall mean, with respect to any Specially Serviced Mortgage Loan in the Mortgage Pool or any REO Property, the excess, if any, of (a) the Net Liquidation

Proceeds from the sale or liquidation of such Specially Serviced Mortgage Loan or REO Property, over (b) the sum of, without duplication, (i) the amount needed to pay off such Specially Serviced Mortgage Loan or related REO Mortgage Loan, as the case may be, in full, (ii) any related unpaid P&I Advances, Advance Interest or Servicing Fees, (iii) any related Liquidation Fee and (iv) any portion of such Net Liquidation Proceeds payable to any related Companion Mortgage Loan Noteholder.

            "Excess Servicing Fees" shall mean, with respect to each Mortgage Loan (and successor REO Mortgage Loan), that portion of the Master Servicing Fees that accrue at a per annum rate equal to the Excess Servicing Fee Rate.

            "Excess Servicing Fee Rate" shall mean, with respect to each Mortgage Loan (and successor REO Mortgage Loan), initially a rate per annum equal to the related Master Servicing Fee Rate minus the sum of one basis point and any applicable Primary Servicing Fee Rate; provided that such rate shall be subject to reduction at any time following any resignation of the Master Servicer pursuant to Section 6.04 (if no successor is appointed in accordance with the second paragraph of such Section) or any termination of the Master Servicer pursuant to Section 7.01, to the extent reasonably necessary (in the sole discretion of the Trustee) for the Trustee to appoint a qualified successor Master Servicer (which successor may include the Trustee) that meets the requirements of Section 7.02 and who requires market rate servicing compensation that accrues at a per annum rate in excess of the sum of two (2) basis points and any applicable Primary Servicing Fee Rate.

            "Excess Servicing Fee Right" shall mean, with respect to each Mortgage Loan (and successor REO Mortgage loan), the right to receive Excess Servicing Fees.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Exemption-Favored Party" shall mean any of (i) SSBI, (ii) any Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with SSBI, and (iii) any member of any underwriting syndicate or selling group of which any Person described in clauses
(i) and (ii) is a manager or co-manager with respect to a Class of Investment Grade Certificates (other than the Class R and Class Y Certificates).

            "Fair Value" shall mean, with respect to any Specially Designated Defaulted Pooled Mortgage Loan, the price that the Trust, in the Master Servicer's reasonable judgment, would be likely to realize if it were to offer such Mortgage Loan in a commercially reasonable manner through an open bid process.

            "Fair Value Determination" shall mean the determination of Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan by the Master Servicer in accordance with Section 3.18(b).

            "Fannie Mae" shall mean the Federal National Mortgage Association or any successor.

            "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

            "Final Distribution Date" shall mean the final Distribution Date on which any distributions are to be made on the Certificates as contemplated by
Section 9.01.

            "Final Recovery Determination" shall mean a determination made by the Applicable Special Servicer, in its reasonable judgment, with respect to any Mortgage Loan or REO Property (other than a Mortgage Loan that is paid in full and other than a Pooled Mortgage Loan or REO Property, as the case may be, repurchased by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, or purchased by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 9.01, or otherwise acquired by the Sole Economic Certificateholder(s) in exchange for all the Certificates pursuant to Section 9.01), that there has been a recovery of all related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries that will ultimately be recoverable.

            "Fiscal Agent" shall mean a Person who is at any time appointed by the Trustee pursuant to Section 8.13 to act as fiscal agent hereunder.

            "Fiscal Agent Agreement" shall have the meaning assigned thereto in
Section 8.13.

            "Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation or any successor.

            "GAAP" shall mean generally accepted accounting principles in the United States.

            "Gain on Sale Reserve Fund" shall mean the segregated account created and maintained by the Certificate Administrator in the name of the Trustee pursuant to Section 3.04(d) in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A., [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Gain on Sale Reserve Fund".

            "GCFP" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "GCFP Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "GCFP Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement

            "GCMI" shall mean Greenwich Capital Markets, Inc. or its successor in interest.

            "General Special Servicer" shall mean Midland, in its capacity as special servicer of all of the Mortgage Loans and REO Properties (other than the Birch Run Mortgage Loans and any Birch Run REO Property) hereunder, or any successor special servicer of all of the Mortgage Loans and REO Properties (other than the Birch Run Mortgage Loans and any Birch Run REO Property) appointed as herein provided.

            "Global Certificates" shall mean the Rule 144A Global Certificates and the Regulation S Global Certificates, collectively.

            "Grantor Trust" shall mean a grantor trust as defined under Subpart E of Part 1 of Subchapter J of the Code.

            "Grantor Trust Pool" shall mean either of Grantor Trust R or Grantor Trust Y.

            "Grantor Trust R" shall mean the Grantor Trust designated as such in
Section 2.15(b).

            "Grantor Trust Y" shall mean the Grantor Trust designated as such in
Section 2.15(a).

            "Ground Lease" shall mean the ground lease pursuant to which any Borrower holds a leasehold interest in the related Mortgaged Property, together with any estoppels or other agreements executed and delivered by the ground lessor in favor of the lender under the related Mortgage Loans.

            "Group BR REMIC I Regular Interests" shall mean, jointly, REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2.

            "Group X-2 REMIC III Regular Interests" shall mean, collectively, REMIC III Regular Interest X-2-A-3B, REMIC III Regular Interest X-2-B, REMIC III Regular Interest X-2-C, REMIC III Regular Interest X-2-D, REMIC III Regular Interest X-2-E, REMIC III Regular Interest X-2-F and REMIC III Regular Interest X-2-G.

            "Hazardous Materials" shall mean any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

            "Independent" shall mean, when used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Pooled Mortgage Loan Seller, the Master Servicer, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative, each Companion Mortgage Loan Noteholder, the Birch Run Operating Advisor and any and all Affiliates thereof,
(ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, any Pooled Mortgage Loan Seller, the Master Servicer, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative, either Companion Mortgage Loan Noteholder, the Birch Run Operating Advisor or any Affiliate thereof, and (iii) is not connected with the Depositor, any Pooled Mortgage Loan Seller, the Master Servicer, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative, either Companion Mortgage Loan Noteholder, the Birch Run Operating Advisor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, any Pooled Mortgage Loan Seller, the Master Servicer, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative, either Companion Mortgage Loan Noteholder, the Birch Run Operating Advisor or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, such Pooled Mortgage Loan

Seller, the Master Servicer, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, such Fiscal Agent, the Controlling Class Representative, either Companion Mortgage Loan Noteholder, the Birch Run Operating Advisor or any Affiliate thereof, as the case may be.

            "Independent Contractor" shall mean any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee, the Certificate Administrator, the Tax Administrator or the Trust, delivered to the Trustee, the Certificate Administrator and the Tax Administrator), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury regulation section 1.856-4(b)(5), or any other Person upon receipt by the Trustee, the Certificate Administrator and the Tax Administrator of an Opinion of Counsel, which shall be at no expense to the Trustee, the Certificate Administrator, the Tax Administrator or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Initial Pool Balance" shall mean the aggregate Cut-off Date Principal Balance of all the Pooled Mortgage Loans.

            "Initial Resolution Period" shall mean:

            (a) in the case of a Material Breach in respect of any Pooled Mortgage Loan, 90 days from the discovery or receipt of notice by the related Pooled Mortgage Loan Seller of such Material Breach;

            (b) in the case of a Material Document Defect in respect of any Pooled Mortgage Loan consisting of the failure of the related Pooled Mortgage Loan Seller to deliver any related Specially Designated Mortgage Loan Document to the Custodian on or before the Closing Date, either--

            (i) if the Pooled Mortgage Loan Seller delivers to the Master Servicer a Purchase Price Security Deposit with respect to such Pooled Mortgage Loan in accordance with Section 2.03(b), 30 days from the Closing Date,

            (ii) other than pursuant to clause (i), 15 days from the Closing Date; and

            (c) in the case of any other Material Document Defect in respect of any Pooled Mortgage Loan, 90 days from the discovery or receipt of notice (which notice may be in the form of an exception report from the Custodian pursuant to Section 2.02) by the related Pooled Mortgage Loan Seller of such Material Document Defect.

            "Institutional Accredited Investor" shall mean an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity as to which all of the equity owners come within such paragraphs.

            "Institutional Lender/Owner" shall mean either: (a) any of the following -- (i) a bank, savings and loan association, investment bank, insurance company, real estate investment trust, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, (ii) an investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, which is regularly engaged in the business of making or owning commercial loans (other than multifamily loans) of similar size to the Mortgage Loans, (iii) a trustee for a REMIC or Grantor Trust of which the applicable Companion Mortgage Loan is an asset, so long as such trustee or the servicer thereof is an entity that otherwise would be an Institutional Lender/Owner, or (iv) an institution substantially similar to any of the foregoing described in clauses (a)(i), (a)(ii) or (a)(iii) of this definition, which, in the case of clauses (a)(i), (a)(ii), (a)(iii) or (a)(iv) of this definition, (A) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital surplus, statutory surplus or shareholder's equity of at least $200,000,000, and (B) is regularly engaged in the business of making or owning commercial loans; or (b) any entity controlled by any of the entities described in clause (a)(i) above; provided that neither the related Borrower nor any Affiliate of the related Borrower shall under any circumstance constitute an Institutional Lender/Owner hereunder. For purposes of this definition only, "control" means the ownership, directly or indirectly, in the aggregate of more than 50% of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether through the ability to exercise voting power, by contract or otherwise. "Controlled" has the meaning correlative thereto.

            "Insurance Policy" shall mean, with respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title insurance policy, earthquake insurance policy, Environmental Insurance Policy, business interruption insurance policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or such REO Property, as the case may be.

            "Insurance Proceeds" shall mean proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the related Borrower, in any case, in accordance with the Servicing Standard.

            "Insured Environmental Event" shall have the meaning assigned thereto in Section 3.07(c).

            "Interest Accrual Amount" shall:

            (a) with respect to any REMIC I Regular Interest, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.10(g);

            (b) with respect to any REMIC II Regular Interest, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.12(g);

            (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.14(g); and

            (d) with respect to any Group X-2 REMIC III Regular Interest, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.14(g).

            "Interest Accrual Basis" shall mean the basis on which interest accrues in respect of any Mortgage Loan, any REMIC I Regular Interest, any REMIC II Regular Interest, any Group X-2 REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, consisting of one of the following: (i) a 30/360 Basis; or (ii) an Actual/360 Basis.

            "Interest Accrual Period" shall mean, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest, any Group X-2 REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

            "Interest Only Certificate" shall mean any of the Certificates designated as such in Section 2.09(g).

            "Interest Reserve Account" shall mean the segregated account created and maintained by the Certificate Administrator in the name of the Trustee pursuant to Section 3.04(c) in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A.[or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Interest Reserve Account".

            "Interest Reserve Amount" shall mean, with respect to each Interest Reserve Mortgage Loan and each Distribution Date that occurs during February 2002 and during February of each year thereafter and during January 2002 and during January of each year thereafter that is not a leap year, an amount equal to one day's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Interest Reserve Mortgage Loan immediately prior to such Distribution Date (and, accordingly, prior to any reduction in such Stated Principal Balance on such Distribution Date), to the extent that a Monthly Payment is received in respect of such Interest Reserve Mortgage Loan for the related Due Date in the same month as such Distribution Date on or before the related Master Servicer Remittance Date or a P&I Advance is made in respect of such Interest Reserve Mortgage Loan for such Due Date on the related P&I Advance Date.

            "Interest Reserve Mortgage Loan" shall mean any Mortgage Loan or REO Mortgage Loan in the Mortgage Pool that accrues or is deemed to accrue interest on an Actual/360 Basis.

            "Interested Person" shall mean any party hereto, any Pooled Mortgage Loan Seller, any Certificateholder, or any Affiliate of any such Person.

            "Investment Account" shall have the meaning assigned thereto in
Section 3.06(a).

            "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

            "Investment Grade Certificate" shall mean, as of any date of determination, any Certificate that a Responsible Officer of the Certificate Registrar actually knows is rated at least "Baa3" by Moody's or "BBB-" by S&P.

            "Investment Period" shall mean:

            (a) with respect to the Mortgage Loan Pair Custodial Account for the Birch Run Mortgage Loan Pair, the period commencing immediately following the prior Investment Period for such Mortgage Loan Pair Custodial Account (or, in the case of the initial Investment Period for such Mortgage Loan Pair Custodial Account, commencing on the date such Mortgage Loan Pair Custodial Account is established) and ending on the first Business Day of the calendar month immediately following the calendar month in which such Investment Period began; and

            (b) with respect to each other Investment Account, the Collection Period for the Mortgage Loans (other than the Birch Run Mortgage Loan
      Pair).

            "IRS" shall mean the Internal Revenue Service or any successor.

            "Issue Price" shall mean, with respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

            "J.P. Morgan" shall mean J.P. Morgan Securities Inc. or its successor in interest.

            "Late Collections" shall mean: (a) with respect to any Mortgage Loan, all amounts received thereon during any related Collection Period, whether as payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous related Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered; and (b) with respect to any REO Mortgage Loan, all amounts received in connection with the related REO Property during any related Collection Period, whether as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of the predecessor Mortgage Loan or late collections of the principal and/or interest portions of an Assumed Monthly Payment in respect of such REO Mortgage Loan due or deemed due on a Due Date in a previous related Collection Period and not previously recovered. The Term "Late Collections" shall specifically exclude any Default Charges.

            "Latest Possible Maturity Date" shall mean, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest or any Group X-2 REMIC III Regular Interest; any Class of Principal Balance Certificates or the Class X-1 Certificates, the date designated as the "latest possible maturity date" thereof solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

            "Letter of Credit" shall mean, with respect to any Mortgage Loan, any third-party letter of credit delivered by or at the direction of the related Borrower pursuant to the terms of such Mortgage Loan in lieu of the establishment of, or deposit otherwise required to be made into, a Reserve Fund or otherwise pledged or assigned by the related Borrower as Additional Collateral.

            "Liquidation Event" shall mean: (a) with respect to any Mortgage Loan, any of the following events -- (i) such Mortgage Loan is paid in full,
(ii) a Final Recovery Determination is made with respect to such Mortgage Loan,
(iii) such Mortgage Loan is repurchased by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, (iv) such Mortgage Loan is purchased by the Applicable Special Servicer, the Majority Controlling Class Certificateholder(s), the Majority Class BR Certificateholder(s) or any assignee thereof pursuant to
Section 3.18(c), (v) such Mortgage Loan is purchased by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 9.01, or (vi) such Mortgage Loan is acquired by the Sole Economic Certificateholder(s) in exchange for all of the Certificates held thereby pursuant to Section 9.01; and (b) with respect to any REO Property (and the related REO Mortgage Loan), any of the following events -- (i) a Final Recovery Determination is made with respect to such REO Property, (ii) such REO Property (and the related REO Mortgage Loan) is repurchased by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, (iii) such REO Property is purchased by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 3.18(d) or Section 9.01 or (iv) such REO Property is acquired by the Sole Economic Certificateholder(s) in exchange for all of the Certificates held thereby pursuant to Section 9.01.

            "Liquidation Expenses" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or
Section 3.18 (including legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

            "Liquidation Fee" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Pooled Mortgage Loan or REO Property that is at any time repurchased by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, any Specially Designated Defaulted Pooled Mortgage Loan that is, during the first 75 days of the related Purchase Option Period, purchased by the Applicable Special Servicer, the Majority Controlling Class Certificateholder(s), the Majority Class BR Certificateholder(s) or any assignee thereof pursuant to Section 3.18(c), any REO Property that is, during the first 75 days following the earlier of (i) the date of the related REO Acquisition and (ii) the date of determination of Fair Value of the related Pooled Mortgage Loan under Section 3.18(d), purchased by the Applicable Special Servicer, any Controlling Class Certificateholder(s) or, in the case of any Birch Run REO Property, any Class BR Certificateholder(s) pursuant to Section 3.18(d), any Specially Serviced Pooled Mortgage Loan that is part of a Mortgage Loan Pair and that is, within 90 days of the date on which the purchase could first occur, purchased by the related Companion Mortgage Loan Noteholder pursuant to the related Mortgage Loan Pair Co-Lender Agreement, any Specially Serviced Mortgage Loan or REO Property that is at any time purchased by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 9.01 or any Specially Serviced Mortgage Loan or REO Property that is at any time acquired by the Sole Economic Certificateholder(s) in exchange for all the Certificates held thereby pursuant to Section 9.01), the fee at the Liquidation Fee Rate designated as such and payable to the Applicable Special Servicer pursuant to the third paragraph of
Section 3.11(c).

            "Liquidation Fee Rate" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.00% (or, in the case of a Birch Run Specially Serviced Mortgage Loan or a Birch Run REO Property, 0.50%).

            "Liquidation Proceeds" shall mean all cash amounts (other than Insurance Proceeds, Condemnation Proceeds and REO Revenues) received by the Master Servicer or a Special Servicer in connection with: (i) the full, discounted or partial liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and/or the terms and conditions of the related Mortgage Loan Documents; (ii) the realization upon any deficiency judgment obtained against a Borrower; (iii) the purchase of a Specially Designated Defaulted Pooled Mortgage Loan by the Majority Controlling Class Certificateholder(s), the Majority Class BR Certificateholder(s), the Applicable Special Servicer or any assignee thereof pursuant to Section 3.18(c); (iv) the repurchase of a Pooled Mortgage Loan or REO Property by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement; (v) the purchase of a Mortgage Loan or REO Property by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s) pursuant to
Section 9.01; or (vi) the acquisition of any Mortgage Loan or REO Property by the Sole Economic Certificateholder(s) in exchange for all of the Certificates held thereby pursuant to Section 9.01. Except for the purposes of Section 3.11(c), "Liquidation Proceeds" shall also include any draws on a Purchase Price Security Deposit that are transferred to the Collection Account pursuant to
Section 2.03(b), any payments made by a Mortgage Loan Seller as contemplated by the fourth paragraph of Section 2.03(b), any draws on a Recording Omission Credit or a Recording Omission Reserve that are transferred to the Collection Account pursuant to Section 2.03(e) other than to pay for costs of correcting or curing a defect.

            "Loan-to-Value Ratio" shall mean, with respect to any Mortgage Loan, as of any date of determination, and without regard to the cross-collateralization in the case of any Cross-Collateralized Mortgage Loan, a fraction, expressed as a percentage, the numerator of which is the then current principal amount of such Mortgage Loan (or, in the case of a Companion Mortgage Loan, of both such Mortgage Loan and the related Pooled Mortgage Loan), and the denominator of which is the Appraised Value of the related Mortgaged Property.

            "Loss Reimbursement Amount" shall mean:

            (a) with respect to any REMIC I Regular Interest for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC II with respect to such REMIC I Regular Interest on all prior Distribution Dates, if any;

            (b) with respect to any REMIC II Regular Interest for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC III with respect to such REMIC II Regular Interest on all prior Distribution Dates, if any; and

            (c) with respect to any Class of Principal Balance Certificates for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) the Holders of such Class of Certificates on all prior Distribution Dates, if any.

            "Majority Class BR Certificateholder(s)" shall mean, as of any date of determination, any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Class BR Certificates.

            "Majority Controlling Class Certificateholder(s)" shall mean, as of any date of determination, any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Principal Balance Certificates that constitute(s) the Controlling Class as of such date of determination.

            "Master Servicer" shall mean Midland, in its capacity as master servicer hereunder, or any successor master servicer appointed as herein provided.

            "Master Servicer Remittance Amount" shall mean, with respect to any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in the Collection Account as of 11:00 a.m., New York City time, on such Master Servicer Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) any collected Monthly Payment that is due with respect to any Pooled Mortgage Loan on a Due Date following the end of the Collection Period with respect to that Mortgage Loan for the Distribution Date immediately following such Master Servicer Remittance Date, (ii) any payments of principal (including Principal Prepayments) and interest (including Post-ARD Additional Interest), Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received with respect to any Pooled Mortgage Loan or REO Property after the end of the Collection Period with respect to such Pooled Mortgage Loan or REO Property, as the case may be, for the Distribution Date immediately following such Master Servicer Remittance Date, (iii) any Prepayment Premium received with respect to any Pooled Mortgage Loan or successor REO Mortgage Loan after the end of the Collection Period with respect to such Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, for the Distribution Date immediately following such Master Servicer Remittance Date, (iv) any amounts payable or reimbursable to any Person from the Collection Account pursuant to clauses (ii) through (xix) of the first paragraph of Section 3.05(a), and (v) any amounts deposited in the Collection Account in error; provided that the Master Servicer Remittance Amount for the Master Servicer Remittance Date that occurs in the same calendar month as the anticipated Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition.

            "Master Servicer Remittance Date" shall mean the Business Day preceding each Distribution Date.

            "Master Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Mortgage Loan, the fee designated as such and payable to the Master Servicer pursuant to Section 3.11(a).

            "Master Servicing Fee Rate" shall mean:

            (a) with respect to each Pooled Mortgage Loan and any successor REO Mortgage Loan, the rate per annum specified as such on the Pooled Mortgage Loan Schedule;

            (b) with respect to the Birch Run Companion Mortgage Loan and any successor REO Mortgage Loan, 0.0625% per annum; and

            (c) with respect to the MJ Ocala Hilton Companion Mortgage Loan, and any successor REO Mortgage Loan, 0.0825% per annum.

            "Material Breach" shall mean any Breach in respect of any Pooled Mortgage Loan that materially and adversely affects the interests, including any economic interest, of the Certificateholders, or any of them, in, or the value of, such Mortgage Loan or the related Mortgaged Property.

            "Material Document Defect" shall mean any Document Defect in respect of any Pooled Mortgage Loan that materially and adversely affects the interests, including any economic interest, of the Certificateholders, or any of them, in, or the value of, such Mortgage Loan or the related Mortgaged Property. Failure to deliver a Specially Designated Mortgage Loan Document on or before the end of the applicable Initial Resolution Period is per se a Material Document Defect.

            "Memorandum" shall mean the final Private Placement Memorandum, dated December 18, 2001, relating to certain Classes of the Non-Registered Certificates delivered by the Depositor to SSBI as of the Closing Date.

            "Midland" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "MJ Ocala Hilton Co-Lender Agreement" shall mean, collectively, the Amended and Restated and Renewal Promissory Note "A" dated as of December 7, 2001, by MJ Ocala Hotel Associates, Ltd. as maker and the Amended and Restated and Renewal Promissory Note "B" dated as of December 7, 2001, by MJ Ocala Hotel Associates, Ltd. as maker, as such notes may have been as of the Closing Date, and/or may be from time to time thereafter with the consent of the Master Servicer or the General Special Servicer, as applicable, amended, modified, supplemented and/or restated.

            "MJ Ocala Hilton Companion Mortgage Loan" shall mean that certain mortgage loan that:

            (a) has an unpaid principal balance as of December 1, 2001, after application of all scheduled payments of principal due with respect to such mortgage loan on or before such date, of $799,721.26;

            (b) is secured by the same Mortgage on the MJ Ocala Hilton Mortgaged Property as the MJ Ocala Hilton Pooled Mortgage Loan; and

            (c) is not an asset of the Trust.

As used herein, the term "MJ Ocala Hilton Companion Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. As used herein, the term "MJ Ocala Hilton Companion Mortgage Loan" also includes the mortgage loan referred to above after it has been wholly or partially defeased.

            "MJ Ocala Hilton Companion Mortgage Loan Noteholder" shall mean the holder of the Mortgage Note that evidences the MJ Ocala Hilton Companion Mortgage Loan.

            "MJ Ocala Hilton Mortgage Loan" shall mean each of the MJ Ocala Hilton Pooled Mortgage Loan and the MJ Ocala Hilton Companion Mortgage Loan.

            "MJ Ocala Hilton Mortgage Loan Pair" shall mean the two MJ Ocala Hilton Mortgage Loans, jointly.

            "MJ Ocala Hilton Mortgaged Property" shall mean the Mortgaged Property identified on the Pooled Mortgage Loan Schedule as "MJ Ocala Hilton".

            "MJ Ocala Hilton Pooled Mortgage Loan" shall mean that certain Pooled Mortgage Loan that is secured by a Mortgage on the MJ Ocala Hilton Mortgaged Property.

            "MJ Ocala Hilton Remittance Amount" shall mean, with respect to any MJ Ocala Hilton Remittance Date, an amount equal to (a) all amounts on deposit in the related Mortgage Loan Pair Custodial Account as of 11:00 a.m., New York City time, on such MJ Ocala Hilton Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) any collected Monthly Payment that is due with respect to any MJ Ocala Hilton Mortgage Loan on a Due Date following the end of the Collection Period with respect to that Mortgage Loan for the Distribution Date immediately following such MJ Ocala Hilton Remittance Date, (ii) any payments of principal (including Principal Prepayments) and interest, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received with respect to any MJ Ocala Hilton Mortgage Loan or related REO Property after the end of the Collection Period with respect to such Mortgage Loan or REO Property, as the case may be, for the Distribution Date immediately following such MJ Ocala Hilton Remittance Date, (iii) any Prepayment Premium received with respect to any MJ Ocala Hilton Mortgage Loan or successor REO Mortgage Loan after the end of the Collection Period with respect to such Mortgage Loan or successor REO Mortgage Loan, as the case may be, for the Distribution Date immediately following such MJ Ocala Hilton Remittance Date, (iv) any amounts payable or reimbursable to any Person from the related Mortgage Loan Pair Custodial Account pursuant to clauses (ii) through (xv) of the last paragraph of Section 3.05(a), and (v) any amounts deposited in the related Mortgage Loan Pair Custodial Account in error; provided that the MJ Ocala Hilton Remittance Amount for the MJ Ocala Hilton Remittance Date that occurs in the same calendar month as the anticipated Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition.

            "MJ Ocala Hilton Remittance Date" shall mean Business Day preceding each Distribution Date.

            "MJ Ocala Hilton REO Mortgage Loan" shall mean an REO Mortgage Loan that was previously an MJ Ocala Hilton Mortgage Loan.

            "MJ Ocala Hilton REO Property" shall mean any REO Property consisting of the MJ Ocala Hilton Mortgaged Property.

            "MJ Ocala Hilton Specially Serviced Mortgage Loan" shall mean an MJ Ocala Hilton Mortgage Loan that is a Specially Serviced Mortgage Loan.

            "Modified Mortgage Loan" shall mean any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Applicable Special Servicer pursuant to Section 3.20 in a manner that:

            (a) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing Monthly Payments current with respect to such Mortgage Loan);

            (b) except as expressly contemplated by the related Mortgage Loan Documents, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount, or the delivery of substitute real property collateral with a fair market value (as is), that is not less than the fair market value (as is) of the property to be released, as determined by an Appraisal delivered to the Applicable Special Servicer (at the expense of the related Borrower and upon which the Applicable Special Servicer may conclusively rely); or

            (c) in the reasonable judgment of the Applicable Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

            "Monthly Payment" shall mean, with respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment (or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Borrower from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.20).

            "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties hereto, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of Moody's, be deemed to refer to such applicable rating category of Moody's, without regard to any plus or minus or other comparable rating qualification.

            "Mortgage" shall mean, with respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust, deed to secure debt or similar document that secures the related Mortgage Note and creates a lien on the related Mortgaged Property.

            "Mortgage File" shall mean, with respect to any Pooled Mortgage Loan and, in the case of a Pooled Mortgage Loan that is part of a Mortgage Loan, the related Companion Mortgage Loan, subject to Sections 1.05 and 2.01, collectively the following documents:

            (i) the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, without recourse", and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the related Pooled Mortgage Loan Seller); or alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

            (ii) an original or a copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iv) an original executed assignment of the Mortgage, in favor of Wells Fargo, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, in recordable form;

            (v) an original executed assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of Wells Fargo, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, in recordable form;

            (vi) originals or copies of any written assumption, modification, written assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or such Pooled Mortgage Loan or, if applicable, such Mortgage Loan Pair has been assumed, in each case (unless the particular item has not been retained from the applicable recording office), with evidence of recording indicated thereon if the instrument being modified or assumed is a recordable document;

            (vii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" pro forma title policy or "marked-up" commitment for title insurance marked as binding and countersigned by, or accompanied by escrow instructions signed by, the title insurer or its authorized agent at the closing of such Pooled Mortgage Loan or, if applicable, such Mortgage Loan Pair;

            (viii) copies of any previously filed UCC Financing Statements in favor of the originator of such Pooled Mortgage Loan or, if applicable, such Mortgage Loan Pair or in favor of any assignee prior to the Trustee (but only to the extent the related Pooled Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if any such UCC Financing Statement is an effective UCC Financing Statement in favor of the related Pooled Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of Wells Fargo, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2;

            (ix) the original or a copy of any environmental indemnity agreement and any Environmental Insurance Policy relating solely to such Pooled Mortgage Loan or, if applicable, such Mortgage Loan Pair;

            (x) the original or a copy of any power of attorney, guaranty, property management agreement, Ground Lease, intercreditor agreement, (including, in the case of a Mortgage Loan Pair, the related Mortgage Loan Pair Co-Lender Agreement) cash management agreement and lock-box agreement relating to such Pooled Mortgage Loan or, if applicable, such Mortgage Loan Pair;

            (xi) any original documents (including any security agreements and any Letters of Credit and related letter of credit reimbursement agreements) relating to, evidencing or constituting Additional Collateral and, if applicable, the originals or copies of any intervening assignments thereof; and in the case of any such Letter of Credit, in a form that would permit the Master Servicer or the Applicable Special Servicer, as the case may be, on behalf of the Certificateholders, to draw upon such Letter of Credit;

            (xii) in the case of any Pooled Mortgage Loan secured by a lien on an interest in any hospitality property, the original or a copy of any franchise agreement and franchisor's comfort letter; and

            (xiii) in the case of any Pooled Mortgage Loan that is part of a Mortgage Loan Pair, a copy of the Mortgage Note for the related Companion Mortgage Loan;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Custodian, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received; and provided, further, that, in the case of any Pooled Mortgage Loan that is part of a Mortgage Loan Pair, the assignments referred to in clauses (iv) and (v) above and the UCC-2's and UCC-3's referred to in clause
(viii) above shall reflect that the Trustee is also mortgagee of record for the related Companion Mortgage Loan Noteholder.

            "Mortgage Loan" shall mean each of the Pooled Mortgage Loans and the Companion Mortgage Loans.

            "Mortgage Loan Document" shall mean, with respect to any Mortgage Loan, each document comprising the related Mortgage File or the related Servicing File.

            "Mortgage Loan Pair" shall mean each of the Birch Run Mortgage Loan Pair and the MJ Ocala Hilton Mortgage Loan Pair.

            "Mortgage Loan Pair Co-Lender Agreement" shall mean each of the Birch Run Co-Lender Agreement and the MJ Ocala Hilton Co-Lender Agreement.

            "Mortgage Loan Pair Custodial Account" shall mean the segregated account or accounts created and maintained by the Master Servicer with respect to a Mortgage Loan Pair pursuant to the second paragraph of Section 3.04(a) in trust for the Certificateholders and the related Companion Mortgage Loan Noteholder, as their interests may appear, which shall be entitled "Midland Loan Services, Inc. [or the name of any successor Master Servicer], as Master Servicer on behalf of Wells Fargo Bank Minnesota, N.A. [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, and on behalf of [name of related Companion Mortgage Loan Noteholder], as their interests may appear", which account or accounts may be maintained by the Master Servicer as a sub-account of the Collection Account.

            "Mortgage Loan Pair Remittance Amount" shall mean, with respect to the Birch Run Mortgage Loan Pair, the Birch Run Remittance Amount and, with respect to the MJ Ocala Hilton Mortgage Loan Pair, the MJ Ocala Hilton Remittance Amount.

            "Mortgage Loan Pair Remittance Date" shall mean, with respect to the Birch Run Mortgage Loan Pair, the Birch Run Remittance Date and, with respect to the MJ Ocala Hilton Mortgage Loan Pair, the MJ Ocala Hilton Remittance Date.

            "Mortgage Note" shall mean the original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgage Pool" shall mean all of the Pooled Mortgage Loans and any successor REO Mortgage Loans, collectively, as of any particular date of determination.

            "Mortgage Rate" shall mean, with respect to any Mortgage Loan (and any successor REO Mortgage Loan), the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower. In the case of each of the ARD Mortgage Loans, the related Mortgage Rate will be subject to increase in accordance with the related Mortgage Note if the particular Mortgage Loan is not paid in full by its Anticipated Repayment Date.

            "Mortgaged Property" shall mean, individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, if and when the context may require, "Mortgaged Property" shall mean, collectively, all the mortgaged real properties (together with all improvements and fixtures thereon) securing the relevant Cross-Collateralized Group.

            "Net Adjusted REMIC II Remittance Rate" shall mean:

            (a) with respect to REMIC II Regular Interest A-3B, for any Interest Accrual Period, 6.499% per annum,

            (b) with respect to REMIC II Regular Interest B, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.705% per annum;

            (c) with respect to REMIC II Regular Interest C, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.842% per annum;

            (d) with respect to REMIC II Regular Interest D, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 6.970% per annum;

            (e) with respect to REMIC II Regular Interest E, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.087% per annum;

            (f) with respect to REMIC II Regular Interest F, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.173% per annum; and

            (g) with respect to REMIC II Regular Interest G, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.222% per annum.

            "Net Aggregate Prepayment Interest Shortfall" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Pooled Mortgage Loans during their respective Collection Periods for such Distribution Date, exceeds (b) the aggregate amount of the Compensating Interest Payment remitted by the Master Servicer pursuant to
Section 3.19(a) to cover such Prepayment Interest Shortfalls.

            "Net Assumption Fee" shall mean, with respect to any Mortgage Loan, any assumption fee collected thereon, net of any expenses payable therefrom in accordance with Section 3.08.

            "Net Default Charges" shall mean, with respect to any Pooled Mortgage Loan or successor REO Mortgage Loan, the Default Charges referred to in clause fifth of Section 1.04(a), which are payable to the Master Servicer as Additional Master Servicing Compensation or to the Applicable Special Servicer as Additional Special Servicing Compensation.

            "Net Investment Earnings" shall mean, with respect to any Investment Account for any related Investment Period, the amount, if any, by which the aggregate of all interest and other income realized during such Investment Period in connection with the investment of funds held in such Investment Account for the benefit of the Master Servicer or the Applicable Special Servicer, as applicable, exceeds the aggregate of all losses, if any, incurred during such Investment Period in connection with the investment of such funds for the benefit of the Master Servicer or the Applicable Special Servicer, as applicable, in accordance with Section 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds).

            "Net Investment Loss" shall mean, with respect to any Investment Account for any related Investment Period, the amount by which the aggregate of all losses, if any, incurred during such Investment Period in connection with the investment of funds held in such Investment Account for the benefit of the Master Servicer or the Applicable Special Servicer, as applicable, in accordance with Section 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds), exceeds the aggregate of all interest and other income realized during such Investment Period in connection with the investment of such funds for the benefit of the Master Servicer or the Applicable Special Servicer, as applicable; provided that, in the case of any Investment Account and any particular investment of funds in such Investment Account, Net Investment Loss shall not include any loss with respect to such investment which is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company that holds such Investment Account, so long as such depository institution or trust company was not an Affiliate of the party maintaining such Investment Account on behalf of the Trust and satisfied the qualifications set forth in the definition of Eligible Account both at the time such investment was made and as of a date not more than 30 days prior to the date of the loss.

            "Net Liquidation Proceeds" shall mean the excess, if any, of all Liquidation Proceeds received with respect to any Specially Serviced Mortgage Loan or REO Property, over the amount of all unpaid Liquidation Expenses and unreimbursed Servicing Advances incurred with respect thereto.

            "Net Mortgage Rate" shall mean, with respect to any Mortgage Loan (or successor REO Mortgage Loan), a rate per annum equal to the related Mortgage Rate, minus the related Administrative Fee Rate (or, in the case of a Companion Mortgage Loan, just the related Master Servicing Fee Rate) and, in the case of an ARD Mortgage Loan subsequent to its Anticipated Repayment Date, minus the related Post-ARD Additional Interest Rate.

            "New Lease" shall mean any lease of an REO Property entered into at the direction of the Applicable Special Servicer, including any lease renewed, modified or extended on behalf of the Certificateholders, or allowed pursuant to the terms of such lease.

            "Nonrecoverable Advance" shall mean any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

            "Nonrecoverable P&I Advance" shall mean, as evidenced by the Officer's Certificate and supporting documentation contemplated by Section 4.03(c), any P&I Advance previously made or to be made in respect of any Mortgage Loan or any REO Mortgage Loan that, as determined by the Master Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan.

            "Nonrecoverable Servicing Advance" shall mean, as evidenced by the Officer's Certificate and supporting documentation contemplated by Section 3.11(h), any Servicing Advance previously made or to be made in respect of a Mortgage Loan or REO Property that, as determined by the Master Servicer, the Applicable Special Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property.

            "Non-Registered Certificate" shall mean any Certificate that has not been subject to registration under the Securities Act. As of the Closing Date, the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class BR, Class Y and Class R Certificates will constitute Non-Registered Certificates.

            "Non-United States Person" shall mean any Person other than a United States Person.

            "Officer's Certificate" shall mean a certificate signed by a Servicing Officer of the Master Servicer or a Special Servicer or a Responsible Officer of the Certificate Administrator, the Trustee or any Fiscal Agent, as the case may be.

            "Opinion of Counsel" shall mean a written opinion of counsel (which counsel, in the case of any such opinion of counsel relating to the taxation of the Trust Fund or any portion thereof or the status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust for taxation purposes, shall be Independent of the Depositor, each Pooled Mortgage Loan Seller, the Master Servicer, each Special Servicer, the Trustee, any Fiscal Agent, the Certificate Administrator and the Tax

Administrator, as applicable, but which may act as counsel to such Person) acceptable to and delivered to the addressee(s) thereof.

            "OTS" shall mean the Office of Thrift Supervision or any successor thereto.

            "Ownership Interest" shall mean, in the case of any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "P&I Advance" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, any advance made by the Master Servicer, the Trustee or any Fiscal Agent pursuant to Section 4.03.

            "P&I Advance Date" shall mean the Business Day preceding each Distribution Date.

            "Pass-Through Rate" shall mean the per annum rate at which interest accrues in respect of any Class of REMIC III Regular Interest Certificates during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with Section 2.14(f).

            "Percentage Interest" shall mean:

            (a) with respect to any REMIC III Regular Interest Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Class Principal Balance or Class Notional Amount, as the case may be, of the relevant Class as of the Closing Date; and

            (b) with respect to a Class Y Certificate or Class R Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

            "Performing Mortgage Loan" shall mean any Corrected Mortgage Loan and any Mortgage Loan as to which a Servicing Transfer Event has not occurred.

            "Permitted Investments" shall mean any one or more of the following obligations or securities:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that each such obligation is backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i), provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time of investment rated in the highest short-term debt rating category of each of Moody's and S&P (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

            (iii) federal funds, uncertificated certificates of deposit, time deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof, provided that the short-term unsecured debt obligations of such bank or trust company are at the time of investment rated in the highest short-term debt rating category of each of Moody's and S&P (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

            (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction), provided that such commercial paper is rated in the highest short-term debt rating category of each of Moody's and S&P (or, in the case of either Rating Agency, has such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

            (v) units of money market funds which maintain a constant net asset value, provided that such units of money market funds are rated in the highest applicable rating category of each of Moody's and S&P (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency); or

            (vi) any other obligation or security that is acceptable to the Rating Agencies and will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

provided that (A) no investment described hereunder shall evidence either the right to receive (1) only interest with respect to such investment or (2) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, (B) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity, (C) no investment described hereunder may be sold prior to stated maturity if such sale would result in a loss of principal on the instrument or a tax on "prohibited transactions" under Section 860F of the Code and (D) no investment described hereunder may have a "r" highlighter or other comparable qualifier attached to its rating; and provided, further, that each investment described hereunder must have (X) a predetermined fixed amount of principal due at maturity (that cannot vary or change), (Y) a remaining maturity of not more than 365 days and (Z) except in the case of a Permitted Investment described in clause (v) above, a fixed interest rate or an interest rate that is tied to a single interest rate index plus a single fixed spread; and provided, further, that each investment described hereunder must be a "cash flow investment" (within the meaning of the REMIC Provisions).

            "Permitted Transferee" shall mean any Transferee of a Class R Certificate other than either a Disqualified Organization or a Non-United States Person; provided, however, that if a Transferee is classified as a partnership under the Code, such Transferee shall only be a Permitted Transferee if all of its beneficial owners are United States Persons and the governing documents of the Transferee prohibit a transfer of any interest in the Transferee to any Non-United States Person.

            "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Phase I Environmental Assessment" shall mean a "Phase I assessment" as described in and meeting the criteria of the American Society of Testing and Materials Standard E 1527-00 or any successor thereto published by the American Society of Testing Materials, or a "Phase I Assessment" as described in, and meeting the criteria of Chapter 5 of the Fannie Mae Multifamily Guide or any successor provisions covering the subject matter, in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is a multifamily property.

            "Plan" shall mean any of those retirement plans and other employee benefit plans, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that are subject to ERISA or the Code.

            "Plurality Class R Certificateholder" shall mean, as to any taxable year of any REMIC Pool, the Holder of Certificates evidencing the largest Percentage Interest in the Class R Certificates.

            "Pooled Mortgage Loan" shall mean each of the mortgage loans listed on the Pooled Mortgage Loan Schedule that are from time to time held in the Trust Fund. As used herein, the term "Pooled Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. As used herein, the term "Pooled Mortgage Loan" also includes a mortgage loan in the Trust Fund that has been wholly or partially defeased.

            "Pooled Mortgage Loan Purchase Agreements" shall mean, collectively, the SBRC Pooled Mortgage Loan Purchase Agreement, the GCFP Pooled Mortgage Loan Purchase Agreement, the AMCC Pooled Mortgage Loan Purchase Agreement and the Allied Pooled Mortgage Loan Purchase Agreement.

            "Pooled Mortgage Loan Schedule" shall mean, collectively, the three lists of Pooled Mortgage Loans attached hereto as Exhibit B-1A, Exhibit B-1B, Exhibit B-1C and Exhibit B-1D, respectively, as such lists may be amended from time to time in accordance with this Agreement. Such lists shall set forth the following information with respect to each Pooled Mortgage Loan:

            (i) the Mortgage Loan number;

            (ii) the (A) street address (including city, state and zip code) of the related Mortgaged Property and (B) number or amount, as applicable, of apartment units, rentable square footage, rooms or other relevant divisions at or measurement of the related Mortgaged Property;

            (iii) the (A) original principal balance and (B) Cut-off Date Principal Balance;

            (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date;

            (v) the Mortgage Rate as of the Cut-off Date;

            (vi) the (A) original and remaining term to stated maturity (or, in the case of an ARD Mortgage Loan, to the related Anticipated Repayment
      Date) and (B) Stated Maturity Date;

            (vii) in the case of a Balloon Mortgage Loan, the original and remaining amortization term and the Balloon Payment;

            (viii) whether the Pooled Mortgage Loan is a Cross-Collateralized Mortgage Loan and, if so, the other Pooled Mortgage Loans contained in the related Cross-Collateralized Group;

            (ix) whether the Pooled Mortgage Loan is an ARD Mortgage Loan and, if so, the Anticipated Repayment Date;

            (x) whether the Pooled Mortgage Loan provides for defeasance and, if so, the period during which defeasance may occur;

            (xi) whether the Pooled Mortgage Loan is secured by a fee simple interest in the Mortgaged Property; by the Borrower's leasehold interest, and a fee simple interest, in the Mortgaged Property; or solely by a leasehold interest in the Mortgaged Property;

            (xii) the name of the originator of the Pooled Mortgage Loan;

            (xiii) the Interest Accrual Basis;

            (xiv) the Master Servicing Fee Rate; and

            (xv) whether the Pooled Mortgage Loan provides, at any time during its term, for a Prepayment Premium calculated based on a yield maintenance formula in connection with voluntary Principal Prepayments and, if so, whether the yield maintenance calculation method is Yield Maintenance Calculation Method Type 1, Yield Maintenance Calculation Method Type 2 or Yield Maintenance Calculation Method Type 3, what is the applicable Yield Maintenance Interest Rate, whether or not the Yield Maintenance Interest Rate is converted to a monthly Mortgage Rate, and the Yield Maintenance Discounting Horizon.

            "Pooled Mortgage Loan Sellers" shall mean, collectively, SBRC, GCFP, AMCC and Allied.

            "Post-ARD Additional Interest" shall mean, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Mortgage Loan at the Post-ARD Additional Interest Rate (the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until the principal balance of such Mortgage Loan has been paid in full), together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest.

            "Post-ARD Additional Interest Rate" shall mean, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

            "Prepayment Assumption" shall mean, for purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Pooled Mortgage Loans, the REMIC I Regular Interests, the REMIC II Regular Interests, the Group X-2 REMIC III Regular Interests and the Certificates for federal income tax purposes, the assumptions that each ARD Mortgage Loan is paid in its entirety on its Anticipated Prepayment Date and that no Mortgage Loan is otherwise prepaid prior to its Stated Maturity Date.

            "Prepayment Interest Excess" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made after its Due Date in any related Collection Period, any payment of interest (net of related Master Servicing Fees and, further, net of any portion of such interest that represents Default Interest, late payment charges or Post-ARD Additional Interest) actually collected from the related Borrower and intended to cover the period from and after such Due Date to, but not including, the date of prepayment (exclusive, however, of any related Prepayment Premium that may have been collected).

            "Prepayment Interest Shortfall" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made prior to its Due Date in any related Collection Period, the amount of interest, to the extent not collected from the related Borrower (without regard to any Prepayment Premium that may have been collected), that would have accrued on the amount of such Principal Prepayment during the period from the date of prepayment to, but not including, such Due Date (less the amount of related Master Servicing Fees and, if applicable, exclusive of Default Interest, Post-ARD Additional Interest and late payment charges).

            "Prepayment Premium" shall mean, with respect to any Mortgage Loan, any premium, fee or other additional amount paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Mortgage Loan, including any such premium, fee or other additional amount that is calculated as a percentage of the principal amount being prepaid or pursuant to a yield maintenance formula.

            "Primary Serviced Mortgage Loan" shall mean any of the Mortgage Loans identified on Exhibit B-1E hereto.

            "Primary Servicing Fee Rate" shall mean, with respect to any Primary Serviced Mortgage Loan (or successor REO Mortgage Loan), the excess, if any, of the related Master Servicing Fee Rate over 2.25 basis points.

            "Primary Servicing Office" shall mean the office of the Master Servicer or a Special Servicer, as the context may require, that is primarily responsible for such party's servicing obligations hereunder.

            "Prime Rate" shall mean the "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Certificate Administrator, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi- governmental body, then the Certificate Administrator shall select a comparable interest rate index. In either case, such selection shall be made by the Certificate Administrator in its sole discretion and the Certificate

Administrator shall notify the Trustee, the Master Servicer and the Special Servicer in writing of its selection.

            "Principal Balance Certificate" shall mean any of the Certificates designated as such in Section 2.09(e).

            "Principal Distribution Amount" shall mean:

            (a) with respect to any REMIC I Regular Interest (other than REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2) for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is attributable to the Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, that relates to such REMIC I Regular Interest;

            (b) with respect to REMIC I Regular Interest BR1 for any Distribution Date, an amount equal to the distributions of principal that are to be deemed made to REMIC II on such Distribution Date with respect to such REMIC I Regular Interest pursuant to clause fourth of the first paragraph of Section 4.01(1), assuming there are sufficient available funds;

            (c) with respect to REMIC I Regular Interest BR2 for any Distribution Date, an amount equal to the distributions of principal that are to be deemed made to REMIC II on such Distribution Date with respect to such REMIC I Regular Interest pursuant to clauses third and fifth of the first paragraph of Section 4.01(1), assuming there are sufficient available funds; and

            (d) with respect to any Class of Principal Balance Certificates (and, accordingly, with respect to that Class's Corresponding REMIC II Regular Interest) for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is allocable to such Class of Certificates as provided below in this definition.

For purposes of the foregoing, the portion of the Total Principal Distribution Amount for each Distribution Date that shall be allocated to the Class BR Certificates shall equal the Principal Distribution Amount with respect to REMIC I Regular Interest BR2 for such Distribution Date. In addition, for so long as the Class A Certificates remain outstanding, the Total Principal Distribution Amount for each Distribution Date (exclusive of any portion thereof that may have been allocated to the Class BR Certificates pursuant to the preceding sentence) shall be allocated to the Class A Certificates, up to the lesser of
(i) the aggregate of the Class Principal Balances of the Class A Certificates outstanding immediately prior to such Distribution Date and (ii) the entire such Total Principal Distribution Amount (exclusive of any portion thereof that may have been allocated to the Class BR Certificates pursuant to the preceding sentence). The portion of the Total Principal Distribution Amount for each Distribution Date that is so allocable to the Class A Certificates (such portion, the "Class A Principal Distribution Amount") shall, in turn, be allocated as between the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates as follows: (i) prior to the Senior Principal Distribution Cross-Over Date (or, if there is no Senior Principal Distribution Cross-Over Date, prior to the Final Distribution Date), first, to the Class A-1 Certificates, up to the lesser of (A) the Class Principal Balance of the Class A-1 Certificates outstanding immediately prior to the subject Distribution Date and (B) the entire such Class A Principal Distribution Amount, second, to the Class A-2 Certificates, up to the lesser of (A) the Class Principal Balance of the Class A-2 Certificates outstanding immediately prior to the subject Distribution Date and (B) the entire such Class A Principal Distribution Amount (reduced by any portion thereof allocated to the Class A-1 Certificates pursuant to the immediately preceding clause first), and then to the Class A-3 Certificates, up to the lesser of (A) the Class Principal Balance of the Class A-3 Certificates outstanding immediately prior to the subject Distribution Date and (B) the entire such Class A Principal Distribution Amount (reduced by any portion thereof allocated to the Class A-1 and/or Class A-2 Certificates pursuant to the immediately preceding clauses first and/or second; and (ii) on and after the Senior Principal Distribution Cross-Over Date (and, in any event, on the Final Distribution Date), to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates on a pro rata basis in accordance with the respective Class Principal Balances thereof outstanding immediately prior to the subject Distribution Date. After the Class Principal Balances of the Class A Certificates have been reduced to zero, the Total Principal Distribution Amount for each Distribution Date (exclusive of any portion thereof that may have been allocated to the Class A Certificates in retirement thereof pursuant to the prior two sentences, and further exclusive of any portion thereof that may have been allocated to the Class BR Certificates pursuant to the third preceding sentence) shall be allocated among the respective Classes of the Subordinate Principal Balance Certificates (other than the Class BR Certificates), sequentially in the following order and, in the case of each such Class of Subordinate Principal Balance Certificates, up to the lesser of (i) the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date and (ii) the remaining unallocated portion of the Total Principal Distribution Amount for such Distribution Date: first, to the Class B Certificates; second, to the Class C Certificates; third, to the Class D Certificates; fourth, to the Class E Certificates; fifth, to the Class F Certificates; sixth, to the Class G Certificates; seventh, to the Class H Certificates; eighth, to the Class J Certificates; ninth, to the Class K Certificates; tenth, to the Class L Certificates; eleventh, to the Class M Certificates; twelfth, to the Class N Certificates; thirteenth, to the Class P Certificates; and fourteenth, to the Class Q Certificates.

            "Principal Prepayment" shall mean any voluntary payment of principal made by the Borrower on a Mortgage Loan that is received (and, subject to applicable law and the terms and conditions of this Agreement and the related Mortgage Loan Documents, is to be applied in reduction of the principal balance of such Mortgage Loan) in advance of such payment's scheduled Due Date.

            "Prospectus" shall mean the Base Prospectus and the Prospectus Supplement, together.

            "Prospectus Supplement" shall mean that certain prospectus supplement dated December 18, 2001, relating to the Registered Certificates, that is a supplement to the Base Prospectus.

            "Proposed Plan" shall have the meaning assigned thereto in Section 3.17(a)(iii).

            "PTE" shall mean prohibited transaction exemption.

            "Purchase Option Period" shall have the meaning assigned thereto in
Section 3.18(c).

            "Purchase Price" shall mean, with respect to any Pooled Mortgage Loan (or related REO Property), a cash price equal to the aggregate of (a) the outstanding principal balance of such Pooled Mortgage Loan (or the related REO Mortgage Loan in the Mortgage Pool) as of the date of purchase, (b) all accrued and unpaid interest on such Pooled Mortgage Loan (or the related REO Mortgage Loan in the Mortgage Pool) at the related Mortgage Rate (exclusive of any portion of such interest that represents Post-ARD Additional Interest) to, but not including, the Due Date occurring in the related

Collection Period during which the applicable purchase or repurchase occurs, (c) all related unreimbursed Servicing Advances in respect of such Pooled Mortgage Loan, (d) all accrued and unpaid Advance Interest with respect to any related Advances, in respect of such Pooled Mortgage Loan, (e) all related Special Servicing Fees, whether outstanding or previously paid, in respect of such Pooled Mortgage Loan, and (f) solely in the case of a repurchase by or on behalf of a Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, to the extent not otherwise included in the amount described in clause (c) of this definition, any reasonable out-of-pocket costs and expenses incurred by the Master Servicer, the Applicable Special Servicer, the Trustee or the agent of any of them (on behalf of the Trust) in enforcing the obligation of such Person to purchase such Mortgage Loan.

            "Purchase Price Security Deposit" shall have the meaning assigned thereto in Section 2.03(b).

            "Purchase Price Security Deposit Account" shall have the meaning assigned thereto in Section 2.03(b).

            "Qualified Appraiser" shall mean, in connection with the appraisal of any Mortgaged Property or REO Property, an Independent MAI-designated appraiser with at least five years of experience in respect of the relevant geographic location and property type.

            "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

            "Qualified Insurer" shall mean an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

            "Rated Certificate" shall mean any of the Certificates to which a rating has been assigned by either Rating Agency at the request of the Depositor.

            "Rated Final Distribution Date" shall mean the Distribution Date in November 2036.

            "Rating Agency" shall mean each of Moody's and S&P.

            "Realized Loss" shall mean:

            (1) with respect to each defaulted Pooled Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Mortgage Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, as of the commencement of the related Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(c) of this definition, all unpaid interest accrued in respect of such Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, to but not including the related Due Date in the related Collection Period in which the Final Recovery Determination was made (exclusive, however, of any portion of such unpaid interest that constitutes Default Interest or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, Post-ARD Additional Interest), minus (c) all payments and proceeds, if any, received in respect of such Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, during the related Collection Period in which such Final Recovery Determination was made (net of any related Servicing Advances reimbursed therefrom and any related Liquidation Expenses paid therefrom);

            (2) with respect to each defaulted Pooled Mortgage Loan as to which any portion of the principal or past due interest payable thereunder was canceled in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Pooled Mortgage Loan granted or agreed to by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.20, the amount of such principal or past due interest (other than any Default Interest and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, Post-ARD Additional Interest) so canceled; and

            (3) with respect to each defaulted Pooled Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Pooled Mortgage Loan granted or agreed to by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.20, the amount of any consequent reduction in the interest portion of each successive Monthly Payment due thereon (each such Realized Loss to be deemed to have been incurred on the Due Date for each affected Monthly Payment).

            "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            "Recording Omission" shall mean, with respect to any Pooled Mortgage Loan, any Material Document Defect that exists, as of any date coinciding with or following June 30, 2003, as a result of the Mortgage File for such Mortgage does not contain each recorded document (or a copy thereof) as required by clause (ii), clause (iii), clause (iv) or clause (v) of the definition of "Mortgage File" and Section 2.01(e) because such document (i) was not delivered by or on behalf of the related Pooled Mortgage Loan Seller either as a recorded document or in proper form for recording in the appropriate recording office or
(ii) was returned unrecorded as a result of an actual or purported defect therein.

            "Recording Omission Credit" shall mean, with respect to any Pooled Mortgage Loan as to which there exists a Recording Omission as of June 30, 2003, a letter of credit in the amount of 25% of the then outstanding principal amount of such Mortgage Loan and otherwise satisfying the criteria set forth in the related Pooled Mortgage Loan Purchase Agreement.

            "Recording Omission Reserve" shall mean, with respect to any Pooled Mortgage Loan as to which there exists a Recording Omission as of June 30, 2003, a cash deposit in the amount of 25% of the then outstanding principal amount of such Mortgage Loan.

            "Registered Certificate" shall mean any Certificate that has been subject to registration under the Securities Act. As of the Closing Date, the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates constitute Registered Certificates.

            "Regulation S" shall mean Regulation S under the Securities Act.

            "Regulation S Global Certificate" shall mean, with respect to the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K and Class L Certificates offered and sold outside the United States in reliance on Regulation S, a single global Certificate, in definitive, fully registered form without interest coupon, which Certificate bears a Regulation S Legend.

            "Regulation S Legend" shall mean, with respect to the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K and Class L Certificates offered and sold outside the United States in reliance on Regulation S, a legend generally to the effect that such Certificates may not be offered, sold, pledged or otherwise transferred in the United States or to a United States Securities Person prior to the Release Date except pursuant to an exemption from the registration requirements of the Securities Act.

            "Reimbursement Rate" shall mean the rate per annum applicable to the accrual of Advance Interest, which rate per annum is equal to the Prime Rate.

            "Release Date" shall mean the date that is 40 days following the Closing Date.

            "REMIC" shall mean a "real estate mortgage investment conduit" as defined in Section 860D of the Code.

            "REMIC I" shall mean the segregated pool of assets designated as such in Section 2.10(a)

            "REMIC I Regular Interest" shall mean any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and, in each such case, designated as a "regular interest" in REMIC I. The REMIC I Regular Interests have the designations and terms provided for in Section 2.10.

            "REMIC I Regular Interest BR1" shall mean the REMIC I Regular Interest which bears the designation "BR1".

            "REMIC I Regular Interest BR2" shall mean the REMIC I Regular Interest which bears the designation "BR2".

            "REMIC I Remittance Rate" shall mean the per annum rate at which interest accrues in respect of any REMIC I Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with
Section 2.10(f).

            "REMIC I Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC I issued pursuant to this Agreement.

            "REMIC II" shall mean the segregated pool of assets designated as such in Section 2.12(a).

            "REMIC II Regular Interest" shall mean any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and, in each such case, designated as a "regular interest" in REMIC II. The REMIC II Regular Interests have the designations and terms provided for in
Section 2.12.

            "REMIC II Regular Interest A-1" shall mean the REMIC II Regular Interest which bears the designation "A-1".

            "REMIC II Regular Interest A-2" shall mean the REMIC II Regular Interest which bears the designation "A-2".

            "REMIC II Regular Interest A-3A" shall mean the REMIC II Regular Interest which bears the designation "A-3A".

            "REMIC II Regular Interest A-3B" shall mean the REMIC II Regular Interest which bears the designation "A-3B".

            "REMIC II Regular Interest B" shall mean the REMIC II Regular Interest which bears the designation "B".

            "REMIC II Regular Interest BR" shall mean the REMIC II Regular Interest which bears the designation "BR".

            "REMIC II Regular Interest C" shall mean the REMIC II Regular Interest which bears the designation "C".

            "REMIC II Regular Interest D" shall mean the REMIC II Regular Interest which bears the designation "D".

            "REMIC II Regular Interest E" shall mean the REMIC II Regular Interest which bears the designation "E".

            "REMIC II Regular Interest F" shall mean the REMIC II Regular Interest which bears the designation "F".

            "REMIC II Regular Interest G" shall mean the REMIC II Regular Interest which bears the designation "G".

            "REMIC II Regular Interest H" shall mean the REMIC II Regular Interest which bears the designation "H".

            "REMIC II Regular Interest J" shall mean the REMIC II Regular Interest which bears the designation "J".

            "REMIC II Regular Interest K" shall mean the REMIC II Regular Interest which bears the designation "K".

            "REMIC II Regular Interest L" shall mean the REMIC II Regular Interest which bears the designation "L".

            "REMIC II Regular Interest M" shall mean the REMIC II Regular Interest which bears the designation "M".

            "REMIC II Regular Interest N" shall mean the REMIC II Regular Interest which bears the designation "N".

            "REMIC II Regular Interest P" shall mean the REMIC II Regular Interest which bears the designation "P".

            "REMIC II Regular Interest Q" shall mean the REMIC II Regular Interest which bears the designation "Q".

            "REMIC II Remittance Rate" shall mean the per annum rate at which interest accrues in respect of any REMIC II Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with
Section 2.12(f).

            "REMIC II Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC II issued pursuant to this Agreement.

            "REMIC III" shall mean the segregated pool of assets designated as such in Section 2.14(a).

            "REMIC III Regular Interest Certificate" shall mean any of the Certificates designated as such in Section 2.09(h).

            "REMIC III Regular Interest X-2-A-3B" shall mean the "regular interest" in REMIC III that bears the designation "X-2-A-3B"

            "REMIC III Regular Interest X-2-B" shall mean the "regular interest" in REMIC III that bears the designation "X-2-B"

            "REMIC III Regular Interest X-2-C" shall mean the "regular interest" in REMIC III that bears the designation "X-2-C"

            "REMIC III Regular Interest X-2-D" shall mean the "regular interest" in REMIC III that bears the designation "X-2-D"

            "REMIC III Regular Interest X-2-E" shall mean the "regular interest" in REMIC III that bears the designation "X-2-E"

            "REMIC III Regular Interest X-2-F" shall mean the "regular interest" in REMIC III that bears the designation "X-2-F"

            "REMIC III Regular Interest X-2-G" shall mean the "regular interest" in REMIC III that bears the designation "X-2-G"

            "REMIC III Remittance Rate" shall mean the per annum rate at which interest accrues in respect of any Group X-2 REMIC III Regular Interest, as set forth in or otherwise calculated in accordance with Section 2.14(f).

            "REMIC III Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC III issued pursuant to this Agreement.

            "REMIC Pool" shall mean any of REMIC I, REMIC II or REMIC III.

            "REMIC Provisions" shall mean the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC Sub-Account" shall mean a sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and REMIC I, but not an asset of either Grantor Trust Pool.

            "Rents from Real Property" shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account" shall mean a segregated custodial account or accounts created and maintained by the Special Servicers pursuant to Section 3.16(b) in the name of the Trustee in trust for the Certificateholders, each of which shall be entitled "Midland Loan Services, Inc. [or the name of any successor General Special Servicer or Birch Run Special Servicer], as [General] [Birch Run] Special Servicer, on behalf of Wells Fargo Bank Minnesota, N.A. [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, REO Account".

            "REO Acquisition" shall mean the acquisition of any REO Property pursuant to Section 3.09.

            "REO Disposition" shall mean the sale or other disposition of any REO Property pursuant to Section 3.18(d).

            "REO Extension" shall have the meaning assigned thereto in Section 3.16(a).

            "REO Mortgage Loan" shall mean the mortgage loan (or, in the case of a Mortgage Loan Pair, one of the two mortgage loans) deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Mortgage Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Monthly Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan or the Trust's acquisition of the subject REO Property). Each REO Mortgage Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Monthly Payments (other than any Balloon Payment), Assumed Monthly Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Mortgage Loan. In addition, all amounts payable or reimbursable to the Master Servicer, the Applicable Special Servicer, the Trustee or any Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including any unpaid or unreimbursed Servicing Fees and Advances (together with any related unpaid Advance Interest), shall continue to be payable or reimbursable in the same priority and manner pursuant to Section 3.05(a) to the Master Servicer, the Applicable Special Servicer, the Trustee or any Fiscal Agent, as the case may be, in respect of an REO Mortgage Loan.

            "REO Property" shall mean a Mortgaged Property acquired by the Applicable Special Servicer on behalf of the Trust (in the name provided for in Section 3.16(a)) for the benefit of the Certificateholders through foreclosure, acceptance of a deed in lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

            "REO Revenues" shall mean all income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

            "REO Tax" shall have the meaning assigned thereto in Section
3.17(a).

            "Request for Release" shall mean a request signed by a Servicing Officer of, as applicable, the Master Servicer in the form of Exhibit D-1 attached hereto or a Special Servicer in the form of Exhibit D-2 attached hereto.

            "Required Appraisal Loan" shall mean any Mortgage Loan (and any successor REO Mortgage Loan) as to which an Appraisal Trigger Event has occurred, provided that a Mortgage Loan shall cease to be a Required Appraisal Loan if and when, following the occurrence of the most recent Appraisal Trigger Event with respect thereto, any and all Servicing Transfer Events with respect to such Mortgage Loan have ceased to exist, such Mortgage Loan has remained current for at least three consecutive Monthly Payments, and no other Appraisal Trigger Event has occurred with respect thereto during the preceding three months.

            "Required Claims-Paying Rating" shall mean, with respect to any insurance carrier, a claims-paying ability or financial strength rating of "A3" or better from Moody's (or, if not rated by Moody's, rated at least "A-VIII" by A.M. Best) and "A" or better from S&P unless, in the case of either Rating Agency, such Rating Agency has confirmed in writing that an insurance company with lower or fewer claims-paying ability ratings shall not result, in and of itself, in an Adverse Rating Event with respect to any Class of Rated Certificates.

            "Reserve Account" shall mean any of the accounts established and maintained pursuant to Section 3.03(d).

            "Reserve Funds" shall mean, with respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing: (i) reserves for repairs, replacements, capital improvements and/or environmental testing and remediation with respect to the related Mortgaged Property; (ii) reserves for tenant improvements and leasing commissions; (iii) reserves for debt service; or (iv) amounts to be applied as a Principal Prepayment on such Mortgage Loan or held as Additional Collateral in the event that certain leasing or other economic criteria in respect of the related Mortgaged Property are not met. The earn-out and performance holdback Reserve Funds are identified on Exhibit B-1F hereto.

            "Resolution Extension Period" shall mean:

            (a) for purposes of remediating a Material Breach with respect to any Pooled Mortgage Loan, 90 days;

            (b) for purposes of remediating a Material Document Defect with respect to any Pooled Mortgage Loan that is and remains a Performing Mortgage Loan throughout the applicable Initial Resolution Period, and provided that such Material Document Defect does not relate to a Specially Designated Mortgage Loan Document, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following the related Pooled Mortgage Loan Seller's receipt of written notice from the Trustee, the Master Servicer or the Applicable Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (c) for purposes of remediating a Material Document Defect with respect to any Pooled Mortgage Loan that is a Performing Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, and provided that such Material Document Defect does not relate to a Specially Designated Mortgage Loan Document, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (i) the end of such Initial Resolution Period and (ii) the related Pooled Mortgage Loan Seller's receipt of written notice from the Trustee, the Master Servicer or the Applicable Special Servicer of the occurrence of such Servicing Transfer Event;

            (d) for purposes of remediating a Material Document Defect with respect to any Pooled Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, except that, if the related Pooled Mortgage Loan Seller did not receive written notice from the Trustee, the Master Servicer or the Applicable Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, and provided that such Material Document Defect does not relate to a Specially Designated Mortgage Loan Document, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (c) of this definition will be deemed to apply; and

            (e) for purposes of remediating a Material Document Defect with respect to any Pooled Mortgage Loan, which Material Document Defect relates to a Specially Designated Mortgage Loan Document, zero (-0-) days.

            "Responsible Officer" shall mean, when used with respect to the Trustee, any Fiscal Agent, the Certificate Registrar, the Custodian, the Tax Administrator or the Certificate Administrator, the President, the Treasurer, the Secretary, any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Secretary or any other officer of the Trustee, any Fiscal Agent, the Certificate Registrar, the Custodian, the Tax Administrator or the Certificate Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

            "Restricted Servicer Reports" shall mean each of the CMSA Servicer Watch List, the CMSA Operating Statement Analysis Report, the CMSA NOI Adjustment Worksheet, the CMSA Financial File and the CMSA Comparative Financial Status Report.

            "Rule 144A Global Certificate" shall mean, with respect to any Class of Book-Entry Non-Registered Certificates, a single global Certificate registered in the name of the Depository or its nominee, in definitive, fully registered form without interest coupons, which Certificate bears a Qualified Institutional Buyer CUSIP number and does not bear a Regulation S Legend.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties to this Agreement, and specific ratings of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of S&P, be deemed to refer to such applicable rating category of S&P, without regard to any plus or minus or other comparable rating qualification.

            "SBRC" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "SBRC Pooled Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "SBRC Pooled Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Senior Certificate" shall mean any of the Certificates designated as such in Section 2.09(c).

            "Senior Principal Distribution Cross-Over Date" shall mean the first Distribution Date as of which the aggregate of the Class Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates outstanding immediately prior thereto equals or exceeds the sum of
(a) the aggregate Stated Principal Balance of the Mortgage Pool (net of the Uncertificated Principal Balance of REMIC I Regular Interest BR2) that will be outstanding immediately following such Distribution Date, plus (b) the lesser of
(i) the Total Principal Distribution Amount (net of the Principal Distribution Amount for the Class BR Certificates) for such Distribution Date and (ii) the portion of the Standard Available Distribution Amount for such Distribution Date that will remain after all distributions of interest to be made on the Senior Certificates on such Distribution Date pursuant to Section 4.01(a) have been so made.

            "Servicing Account" shall mean any of the accounts established and maintained pursuant to Section 3.03(a).

            "Servicing Advances" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses incurred, or to be incurred, as the context requires, by the Master Servicer or a Special Servicer (or, if applicable, the Trustee or any Fiscal Agent) in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including the cost of
(a) compliance with the obligations of the Master Servicer and/or a Special Servicer set forth in Sections 3.03(c) and 3.09, (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Insurance

Proceeds, Condemnation Proceeds or Liquidation Proceeds in respect of any such Mortgage Loan or any REO Property, (d) any enforcement or judicial proceedings with respect to any such Mortgage Loan, including foreclosures and similar proceedings, and (e) the operation, management, maintenance, sale and liquidation of any REO Property; provided that notwithstanding anything to the contrary, "Servicing Advances" shall not include (A) allocable overhead of the Master Servicer or a Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or (B) costs incurred by the Master Servicer, either Special Servicer, or any Affiliate thereof in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement.

            "Servicing Fees" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, the Master Servicing Fee and, if applicable, the Special Servicing Fee.

            "Servicing File" shall mean any documents (other than documents required to be part of the related Mortgage File, but including any correspondence file) in the possession of the Master Servicer or the Applicable Special Servicer and relating to the origination and servicing of any Mortgage Loan or the administration of any REO Property.

            "Servicing Officer" shall mean any officer or employee of the Master Servicer or a Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee, the Certificate Administrator and the Depositor on the Closing Date, as such list may be amended from time to time by the Master Servicer or such Special Servicer, as applicable.

            "Servicing Return Date" shall mean, with respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Applicable Special Servicer to the Master Servicer pursuant to Section 3.21(a).

            "Servicing Standard" shall mean, with respect to each of the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, to service and administer the Mortgage Loans and REO Properties for which such Person is responsible hereunder: (a) in accordance with applicable law, (b) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (c) with a view to the timely collection of all scheduled payments of principal and interest due under the Mortgage Loans and, if a Mortgage Loan (or a Mortgage Loan Pair) comes into and continues in default and if, in the reasonable judgment of the Applicable Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (or, in the case of a Mortgage Loan Pair, to the Certificates and the related Companion Mortgage Loan Noteholder) (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders (or, in the case of a Mortgage Loan Pair, to the Certificateholders and the related Companion Loan Noteholder) to be performed at the related Net Mortgage Rate); and (d) without regard to any conflicts of interest that may arise from: (i) any relationship that the Master Servicer or the Applicable Special Servicer, as the case may be, or any Affiliate thereof may have with the related Borrower, either Companion Mortgage Loan Noteholder or any other party to this Agreement, (ii) the ownership of any Certificate or interest in a Companion Mortgage Loan by the Master Servicer or the

Applicable Special Servicer, as the case may be, or by any Affiliate thereof,
(iii) the Master Servicer's obligation to make Advances, (iv) the Applicable Special Servicer's obligation to make (or to direct the Master Servicer to make) Servicing Advances, (v) the right of the Master Servicer or the Applicable Special Servicer, as the case may be, or any Affiliate thereof to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction, (vi) any ownership, servicing or management by the Master Servicer or the Applicable Special Servicer, as the case may be, or any Affiliate thereof of any other real estate loans or real property not included in or securing, as the case may be, the Mortgage Pool or otherwise subject to this Agreement or the right to service or manage for others any such other real estate loans or real properties; and (vii) any obligation of the Master Servicer or the Applicable Special Servicer, as the case may be, or any Affiliate thereof to repurchase any Pooled Mortgage Loan under the related Pooled Mortgage Loan Purchase Agreement or to cure a Material Document Defect or Material Breach.

            "Servicing Transfer Event" shall mean, with respect to any Mortgage Loan, any of the following events:

            (a) the related Borrower has failed to make when due any Monthly Payment or any other material payment required under the related Mortgage Loan Documents, which failure continues, or the Master Servicer determines, in its reasonable judgment, will continue, unremedied, for 60 days beyond the date on which the subject payment was due (or, in the case of a delinquent Balloon Payment, either for 90 days beyond the date on which such Balloon Payment was due or, if the Borrower has delivered a refinancing commitment reasonably acceptable to the Applicable Special Servicer, for such longer period, not to exceed 150 days beyond the date on which that Balloon Payment was due, during which the refinancing would occur); or

            (b) the Master Servicer has determined, in its reasonable judgment, that a default in making a Monthly Payment or any other material payment required under the related Mortgage Loan Documents is likely to occur in the foreseeable future, and such default is likely to remain unremedied for at least the period contemplated by clause (a) of this definition; or

            (c) the related Borrower has transferred or permitted the transfer of the related Mortgaged Property or direct or indirect ownership or control of the Borrower or management of the related Mortgaged Property, or has changed the management of the related Mortgaged Property, in any such case in violation of the related Mortgage Loan Documents; or

            (d) the Master Servicer has determined, in its reasonable judgment, that a default, other than as described in clause (a), clause (b) or clause (c) above, has occurred that may materially impair the value of the related Mortgaged Property as security for the Mortgage Loan, which default has continued unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, for 60 days); or

            (e) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary action against the related Borrower under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower, and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; or

            (f) the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to such Borrower or of or relating to all or substantially all of its property; or

            (g) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

            (h) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property or Properties.

            A Servicing Transfer Event with respect to any Mortgage Loan shall cease to exist:

            (w) in the case of the circumstances described in clause (a) above, if and when the related Borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.20);

            (x) in the case of the circumstances described in clauses (b), (e),
      (f) and (g) above, if and when such circumstances cease to exist in the reasonable judgment of the Applicable Special Servicer;

            (y) in the case of the circumstances described in clauses (c) and
      (d) above, if and when such default is cured in the reasonable judgment of the Applicable Special Servicer; and

            (z) in the case of the circumstances described in clause (h) above, if and when such proceedings are terminated.

            Notwithstanding the foregoing, for so long as any Servicing Transfer Event described above exists with respect to either Mortgage Loan in a Mortgage Loan Pair, then a Servicing Transfer Event shall be deemed to exist with respect to the other Mortgage Loan in such Mortgage Loan Pair.

            "Sole Economic Certificateholder(s)" shall mean any Holder (or, to the extent that they are voluntarily acting as a collective whole (as evidenced in a writing signed by all the affected Holders), any group of Holders) of 100% of the Certificates (other than the Class R Certificates).

            "Special Reserve Account" shall mean a segregated custodial account or accounts created and maintained by the Master Servicer, pursuant to Section 2.03(e), on behalf of the Trustee in trust for the Certificateholders and the related Pooled Mortgage Loan Seller, which shall be entitled "Midland Loan Services, Inc. [or the name of any successor Master Servicer], as Master Servicer, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-

Through Certificates, Series 2001-C2, and [name of the related Pooled Mortgage Loan Seller], Special Reserve Account".

            "Special Servicers" shall mean the General Special Servicer and the Birch Run Special Servicer, jointly.

            "Special Servicing Fee" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan, the fee designated as such and payable to the Applicable Special Servicer pursuant to the first paragraph of Section 3.11(c).

            "Special Servicing Fee Rate" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan, 0.25% per annum (or, in the case of a Birch Run Mortgage Loan, 0.125% per annum).

            "Specially Designated Mortgage Loan Documents" shall mean, with respect to any Mortgage Loan, subject to Sections 1.05 and 2.01, the following documents on a collective basis:

            (i) the original executed Mortgage Note (together with all related allonges) or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

            (ii) an original or a copy of the Mortgage (with or without recording);

            (iii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" pro forma title policy or commitment for title insurance marked as binding and countersigned by, or accompanied by an escrow agreement signed by, the title insurer or its authorized agent at the closing of such Mortgage Loan;

            (iv) the original or a copy of any Ground Lease;

            (v) any Letter(s) of Credit constituting Additional Collateral; and

            (vi) in the case of a Mortgage Loan secured by a hospitality property, the franchise agreement and franchisor's comfort letter;

provided that whenever the term "Specially Designated Mortgage Loan Documents" is used to refer to documents actually received by the Custodian, such term shall not be deemed to include such documents and instruments referred to in items (i) through (v) of this definition unless they are actually so received.

            "Specially Designated Defaulted Pooled Mortgage Loan" shall mean a Specially Serviced Mortgage Loan that is delinquent 60 days or more in respect of any Monthly Payment, such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage, the related Mortgage Note or other related Mortgage Loan Document and without regard to any acceleration of payments under the related Mortgage, the related Mortgage Note and other related Mortgage Loan Documents.

            "Specially Serviced Mortgage Loan" shall mean any Mortgage Loan as to which any Servicing Transfer Event exists and is continuing.

            "Specially Serviced Pooled Mortgage Loan" shall mean any Pooled Mortgage Loan that is a Specially Serviced Mortgage Loan.

            "SSBI" shall mean Salomon Smith Barney Inc. or its successors in interest.

            "Standard Available Distribution Amount" shall mean, with respect to any Distribution Date, the Total Available Distribution Amount for such Distribution Date, exclusive of the Class BR Available Distribution Amount for such Distribution Date.

            "Startup Day" shall mean, with respect to each REMIC Pool, the day designated as such in Section 2.10(a) (in the case of REMIC I), Section 2.12(a) (in the case of REMIC II) or Section 2.14(a) (in the case of REMIC III).

            "Stated Maturity Date" shall mean, with respect to any Mortgage Loan, the Due Date specified in the related Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of such Mortgage Note, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20 and, in the case of an ARD Mortgage Loan, without regard to its Anticipated Repayment Date.

            "Stated Principal Balance" shall mean:

            (1) with respect to any Pooled Mortgage Loan (and any successor REO Mortgage Loan), a principal balance which (a) initially shall equal the Cut-off Date Principal Balance of such Pooled Mortgage Loan, and (b) shall be permanently reduced on each Distribution Date (to not less than zero) by (i) that portion, if any, of the Total Principal Distribution Amount for such Distribution Date attributable to such Pooled Mortgage Loan (or successor REO Mortgage Loan), and (ii) the principal portion of any Realized Loss incurred in respect of such Pooled Mortgage Loan (or successor REO Mortgage Loan) during the Collection Period with respect to such Pooled Mortgage Loan (or successor REO Mortgage Loan) for such Distribution Date; provided that, if a Liquidation Event occurs in respect of any Pooled Mortgage Loan or related REO Property during any Collection Period with respect to such Pooled Mortgage Loan or REO Property, as the case may be, for any Distribution Date, then the "Stated Principal Balance" of such Pooled Mortgage Loan or of the related REO Mortgage Loan in the Mortgage Pool, as the case may be, shall be zero commencing as of such Distribution Date; and

            (2) with respect to any Companion Mortgage Loan (and any successor REO Mortgage Loan), a principal balance which (a) initially shall equal the Cut-off Date Principal Balance of such Companion Mortgage Loan, and
      (b) shall be permanently reduced on each related Mortgage Loan Pair Remittance Date (to not less than zero) by (i) any distributions of principal made to the related Companion Mortgage Loan Noteholder on such related Mortgage Loan Pair Remittance Date with respect to such Companion Mortgage Loan (or successor REO Mortgage Loan), and (ii) the principal portion of any loss incurred in respect of such Companion Mortgage Loan (or successor REO Mortgage Loan) during the Collection Period with respect to such Companion Mortgage Loan (or successor REO Mortgage Loan) for such related Mortgage Loan Pair Remittance Date; provided that, if a Liquidation Event occurs in respect of any Companion Mortgage Loan or related REO Property during any Collection Period with respect to such Companion Mortgage Loan or REO Property, as the case may be, for any related Mortgage Loan Pair Remittance Date, then the "Stated Principal Balance" of such Companion Mortgage Loan or of any successor REO Mortgage Loan, as the case may be, shall be zero commencing as of such related Mortgage Loan Pair Remittance Date.

            "Statement to Certificateholders" shall have the meaning assigned thereto in Section 4.02(a).

            "Subordinate Certificate" shall mean any of the Certificates designated as such in Section 2.09(d).

            "Subordinate Principal Balance Certificate" shall mean any of the Certificates designated as such in Section 2.09(f).

            "Sub-Servicer" shall mean any Person with which the Master Servicer or a Special Servicer has entered into a Sub-Servicing Agreement.

            "Sub-Servicing Agreement" shall mean the written contract between the Master Servicer or a Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

            "Tax Administrator" shall mean Chase, in its capacity as tax administrator hereunder, or any successor tax administrator appointed as herein provided.

            "Tax Matters Person" shall mean, with respect to any REMIC Pool, the Person designated as the "tax matters person" of such REMIC Pool in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall, pursuant to Section 10.01(b), be the Plurality Class R Certificateholder.

            "Tax Returns" shall mean the federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holder of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC Pool due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state or local tax laws.

            "Termination Price" shall have the meaning assigned thereto in
Section 9.01.

            "Total Available Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to: (a) the sum of, without duplication,
(i) all amounts on deposit in the Distribution Account as of 11:00 a.m., New York City time, on such Distribution Date, (ii) to the extent not included in the amount described in clause (a)(i) of this definition, any P&I Advances made as to a Pooled Mortgage Loan and/or Compensating Interest Payments made as to a Pooled Mortgage Loan that were made in respect of such Distribution Date, (iii) to the extent not included in the amount described in clause (a)(i) of this definition, the aggregate amount transferred (pursuant to Section 3.05(d)) from the Gain on Sale Reserve Fund to the Distribution Account in respect of such Distribution Date, and (iv) to the extent not included in the amount described in clause (a)(i) of this definition, if such Distribution

Date occurs during March 2002 or during March of any year thereafter, the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Mortgage Loans transferred from the Interest Reserve Account to the Distribution Account during such month of March for distribution on such Distribution Date; net of (b) any portion of the amounts described in clause (a) of this definition that represents, without duplication, one or more of the following -- (i) any collected Monthly Payment that is due with respect to a Pooled Mortgage Loan on a Due Date following the end of the related Collection Period for such Distribution Date, (ii) any payments of principal (including Principal Prepayments) and interest, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received on any Pooled Mortgage Loan or REO Property after the end of the related Collection Period for such Distribution Date, (iii) any Prepayment Premiums and/or Post-ARD Additional Interest; (iv) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to clauses (ii) through (v) of Section 3.05(b), (v) if such Distribution Date occurs during February 2002 or during February of any year thereafter or during January 2002 or during January of any year thereafter that is not a leap year, the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Mortgage Loans to be withdrawn (pursuant to Section 3.04(c) and Section 3.05(b)(vi)) from the Distribution Account and deposited into the Interest Reserve Account during such month of February or such month of January, as the case may be, and held for future distribution, and (vi) any amounts deposited in the Distribution Account in error; provided that the Total Available Distribution Amount for the Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(v) of this definition.

            "Total Principal Distribution Amount" shall mean:

            (a) with respect to any Distribution Date prior to the Final Distribution Date, an amount equal to the aggregate (without duplication) of the following --

            (i) all payments of principal (including Principal Prepayments) received on the Pooled Mortgage Loans during their respective Collection Periods for such Distribution Date, in each case net of any portion of the particular payment that represents a Late Collection of principal for which a P&I Advance (as to a Pooled Mortgage Loan) was previously made for a prior Distribution Date or that represents the principal portion of a Monthly Payment due on or before the Cut-off Date or on a Due Date subsequent to the end of the Collection Period with respect to the subject Pooled Mortgage Loan for such Distribution Date,

            (ii) all scheduled payments of principal received (other than as part of a Principal Prepayment) on the Pooled Mortgage Loans prior to their respective Collection Periods for such Distribution Date that were, in each case, due with respect to the subject Pooled Mortgage Loan for its Due Date in the month of such Distribution Date,

            (iii) all Insurance Proceeds, Condemnation Proceeds and Liquidation
                  Proceeds received on the Pooled Mortgage Loans during their respective Collection Periods for such Distribution Date, that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans in accordance with Section 1.03, in each case net of any portion of such proceeds that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date,

            (iv) all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and REO Revenues received in respect of any REO Properties during the respective Collection Periods for such REO Properties and such Distribution Date, that were identified and applied by the Master Servicer as recoveries of principal of the related REO Mortgage Loans in the Mortgage Pool in accordance with Section 1.03, in each case net of any portion of such proceeds and/or revenues that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date, and

            (v) the respective principal portions of all P&I Advances made in respect of the Mortgage Pool with respect to such Distribution Date; and

            (b) with respect to the Final Distribution Date, an amount equal to the aggregate Stated Principal Balance of the entire Mortgage Pool outstanding immediately prior to the Final Distribution Date.

            "Transfer" shall mean any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transfer Affidavit and Agreement" shall have the meaning assigned thereto in Section 5.02(d).

            "Transferee" shall mean any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor" shall mean any Person who is disposing by Transfer any Ownership Interest in a Certificate.

            "Treasury Rate" shall have the meaning assigned thereto in Section 4.01(d).

            "Trust" shall mean the trust created hereby.

            "Trust Fund" shall mean, collectively, all of the assets of all the REMIC Pools and Grantor Trust Pools, together with (i) any Purchase Price Security Deposit Accounts, (ii) any Special Reserve Accounts and (iii) any Purchase Price Security Deposit, Recording Omission Reserves and Recording Omission Credits delivered by any Pooled Mortgage Loan Seller to the Master Servicer as contemplated by Section 2.03(b) or Section 2.03(e).

            "Trustee" shall mean Wells Fargo, in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.

            "Trustee's Fee" shall mean, with respect to any Pooled Mortgage Loan or successor REO Mortgage Loan, the fee designated as such and payable to the Trustee pursuant to Section 8.05(a).

            "Trustee's Fee Rate" shall mean 0.0009% per annum.

            "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction.

            "UCC Financing Statement" shall mean a financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

            "Uncertificated Principal Balance" shall mean the principal balance outstanding from time to time of any REMIC I Regular Interest (calculated in accordance with Section 2.10(e) hereof) or any REMIC II Regular Interest (calculated in accordance with Section 2.12(e) hereof).

            "Underwriter Exemption" shall mean PTE 91-23, as such may be amended from time to time, including by PTE 2000-58.

            "Underwriters" shall mean, collectively, SSBI, GCMI, CSFB, J.P. Morgan and Wachovia Securities.

            "Unfunded Principal Balance Reduction" shall mean any reduction made in the Class Principal Balance of any Class of Principal Balance Certificates pursuant to Section 4.04(a), the Uncertificated Principal Balance of any REMIC II Regular Interest pursuant to Section 4.04(b) or the Uncertificated Principal Balance of any REMIC I Regular Interest pursuant to Section 4.04(c).

            "United States Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            "United States Securities Person" shall mean any "U.S. person" as defined in Rule 902(k) of Regulation S.

            "Unrestricted Servicer Reports" shall mean each of the files and reports comprising the CMSA Investor Loan Reporting Package (excluding the CMSA Bond Level File, the CMSA Collateral Summary File and the Restricted Servicer Reports).

            "USAP" shall mean the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America.

            "USPAP" shall mean the Uniform Standards of Professional Appraisal Practices.

            "Voting Rights" shall mean the voting rights evidenced by the respective Certificates. At all times during the term of this Agreement, 98% of the Voting Rights shall be allocated among all the Holders of the various Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances of such Classes, 2% of the Voting Rights shall be allocated between the Holders of the two Classes of Interest Only Certificates in proportion to the respective Class Notional Amounts of such Classes, and 0% of the Voting Rights shall be allocated to the Holders of the Class R and Class Y Certificates. Voting Rights allocated to a particular Class of Certificateholders shall be allocated among such Certificateholders in proportion to the respective Percentage Interests evidenced by their respective Certificates.

            "Wachovia Securities" shall mean First Union Securities, Inc. or its successor in interest.

            "Wells Fargo" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

            "Workout Fee" shall mean, with respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Applicable Special Servicer or any predecessor thereto pursuant to the second paragraph of Section 3.11(c).

            "Workout Fee Rate" shall mean, with respect to each Corrected Mortgage Loan, 1.00% (or, in the case of a Birch Run Mortgage Loan, 0.50%).

            "Yield Maintenance Calculation Method Type 1" shall mean a yield maintenance premium that is equal to the greater of:

            (a) one percent of the principal balance of the subject Pooled Mortgage Loan at the time of prepayment; or

            (b)   the excess, if any, of  --

                  (i) the amount of the monthly interest which would otherwise be payable on the principal balance being prepaid from the first day of the calendar monthly immediately following the date of prepayment, unless prepayment is tendered on the first day of any calendar month during the term of the related Mortgage Note, in which case from the date of prepayment, to and including the subject Pooled Mortgage Loan's maturity date, over

                  (ii) the amount of the monthly interest the lender would earn if the principal balance being prepaid were reinvested for the period from the first day of the calendar month immediately following the date of prepayment, unless prepayment is tendered on the first day of any calendar month during the term of the related mortgage note, in which case from the date of prepayment, to and including the subject Pooled Mortgage Loan's maturity date at the Yield Maintenance Interest Rate, with such difference to be discounted to present value at the Yield Maintenance Interest Rate.

            "Yield Maintenance Calculation Method Type 2" shall mean a yield maintenance premium that is equal the greater of:

            (a) one percent of the principal amount prepaid; or

            (b) the amount obtained by subtracting --

                  (i) the sum of:

                        (A) the unpaid principal amount being prepaid, plus

                        (B) the amount of interest thereon accrued to the date
                            of such prepayment,

                        from

                  (ii) the sum of the "Current Values" (defined below) of all amounts of principal and interest on the related Mortgage Note being prepaid that would otherwise have become due on and after the date of such determination if the related Mortgage Note was not being prepaid.

            The "Current Value" of any amount payable means such amount discounted on a semi-annual basis to its present value on the date of determination at the Yield Maintenance Interest Rate in accordance with the following formula:

                                        Amount Payable
                                      __________________
                      Current Value =     (1+d/2)n
            where:

            d  =  the Yield Maintenance Interest Rate expressed as a decimal,
                  and

            n  =  an exponent, which need not be an integer, equal to the number of semiannual periods and portions thereof (any such portion of a period to be determined by dividing the number of days in such portion of such period by the total number of days in such period, both computed on the basis of a 30-day month and a 360-day year) between the date of such determination and the due date of the amount payable.

            "Yield Maintenance Calculation Method Type 3" means a yield maintenance premium that is equal the greater of:

            (a) one percent of the principal balance of the subject Pooled Mortgage Loan at the time of prepayment; or

            (b) the excess, if any, of --

                  (i) the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through, as applicable, the maturity date or Anticipated Repayment Date, including any Balloon Payment or assumed prepayment on the Anticipated Repayment Date, as applicable, determined by discounting those payments at the Yield Maintenance Interest Rate, over

                  (ii)  the amount of principal being prepaid.

            "Yield Maintenance Certificate" shall mean any of the Certificate designated as such in Section 2.09(i).

            "Yield Maintenance Discounting Horizon" means, with respect to any Pooled Mortgage Loan, the time horizon used to select the appropriate U.S. Treasury Rate that is used when calculating a yield maintenance charge. If the value specified in the column labeled "Yield Maintenance Discounting Horizon" on the Pooled Mortgage Loan Schedule is "Maturity", the Yield Maintenance Discounting Horizon is the scheduled maturity date or Anticipated Repayment Date, as applicable, of the subject Pooled Mortgage Loan. If the value specified in the column labeled "Yield Maintenance Discounting Horizon" on the Pooled Mortgage Loan Schedule is "WAL," the Yield Maintenance Discounting Horizon is the remaining weighted average life to maturity of the subject Pooled Mortgage Loan.

            "Yield Maintenance Interest Rate" shall mean, with respect to any Pooled Mortgage Loan, the annualized yield (for purposes of this definition, the "Yield Rate") on securities issued by the United States Treasury having a maturity corresponding to such Pooled Mortgage Loan's Yield Maintenance Discounting Horizon, as the Yield Rate is quoted using the applicable Yield Maintenance Treasury Source and Selection Date.

            The Yield Maintenance Interest Rate should be increased by x basis points if the value specified for the subject Pooled Mortgage Loan in the column labeled "Yield Maintenance Interest Rate" on the Pooled Mortgage Loan Schedule is "Treasury +x" or by zero (0) basis points if the value is "Treasury Flat".

            The Yield Maintenance Interest Rate, as adjusted in the preceding paragraph, shall be converted to a monthly equivalent yield if the value for the subject Pooled Mortgage Loan specified in the column labeled "Yield Maintenance Interest Rate Converted to Monthly Mortgage Rate" on the Pooled Mortgage Loan
Schedule is "Yes".

            "Yield Maintenance Treasury Source and Selection Date" means:

            (a) for Pooled Mortgage Loans with Yield Maintenance Calculation Method Type 1, the date five (5) days prior to the prepayment date, as quoted in the Federal Reserve Statistical Release H15(519), except for the Pooled Mortgage Loan secured by the Mortgaged Property identified on the Pooled Mortgage Loan Schedule as Churchill Village Apartments, which is the date five (5) days prior to the prepayment date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall Street Journal,

            (b) for Pooled Mortgage Loans with Yield Maintenance Calculation Method Type 2, the date at least two (2) business days prior to the prepayment date, as quoted in the Federal Reserve Statistical Release H15(519), and

            (c) for Pooled Mortgage Loans with Yield Maintenance Calculation Method Type 3, the week ending prior to the prepayment date as quoted in the Federal Reserve Statistical Release H15(519).

            If the yields for such securities of such maturity are not shown in such publication, then the Yield Maintenance Interest Rate shall be determined by the Master Servicer by linear interpolation between the yields of securities of the next longer and shorter maturities. If said Federal Reserve

Statistical Release, The Wall Street Journal, or any other information necessary for the determination of the Yield Maintenance Interest Rate in accordance with the foregoing is no longer published or otherwise available, then the Yield Maintenance Interest Rate shall be reasonably determined by the Master Servicer based on comparable data.

            SECTION 1.02. General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect from time to time;

            (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (iv) a reference to a Subsection without further reference to a
      Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

            (vi) the terms "include" and "including" shall mean without limitation by reason of enumeration.

            SECTION 1.03. Certain Calculations in Respect of the Mortgage Pool
                          and the Mortgage Loan Pairs.

            (a) All amounts collected in respect of any Mortgage Loan Pair in the form of payments from Borrowers, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer between the Mortgage Loans constituting such Mortgage Loan Pair in accordance with the express provisions of the related Mortgage Loan Documents, including the related Mortgage Loan Pair Co-Lender Agreement. All amounts collected in respect of any Cross-Collateralized Group in the form of payments from Borrowers, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among the Pooled Mortgage Loans constituting such Cross-Collateralized Group in accordance with the express provisions of the related Mortgage Loan Documents and, in the absence of such express provisions or if such documents authorize the lender to use its discretion, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each such Mortgage Loan. All amounts collected in respect of or allocable to any particular individual Pooled Mortgage Loan (other than the Birch Run Pooled Mortgage Loan and the MJ Ocala Hilton Pooled Mortgage Loan), in the form of payments from Borrowers, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds (regardless of whether or not such Mortgage Loan constitutes part of a Cross-Collateralized Group) shall be applied to amounts due and owing under the related Mortgage Note, loan agreement (if any) and Mortgage (including for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note, loan agreement (if any) and Mortgage and, in the absence of such express provisions or if and to the extent that such documents authorize the lender to use its discretion, shall be applied as follows: first, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest on such Mortgage Loan to, but not including, the date of receipt (or, in the case of a full Monthly Payment from any Borrower, through the related Due Date), exclusive, however, of any portion of such accrued and unpaid interest that constitutes Default Interest or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; third, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, other than Post-ARD Additional Interest; tenth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Post-ARD Additional Interest on such ARD Mortgage Loan to but not including the date of receipt.

            (b) Collections in respect of any Birch Run REO Property or MJ Ocala Hilton REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied by the Master Servicer between, and to particular amounts due on each of, the related REO Mortgage Loans in accordance with the express provisions of the related Mortgage Loan Pair Co-Lender Agreement. Collections in respect of each other REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied for purposes of this Agreement (including for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers and also for reporting purposes) as follows: first, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest on the related REO Mortgage Loan to, but not including, the Due Date in the related Collection Period of receipt, exclusive, however, of any portion of such accrued and unpaid interest that constitutes Default Interest or, in the case of an REO Mortgage Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; third, as a recovery of principal of the related REO Mortgage Loan to the extent of its entire unpaid principal balance; fourth, as a recovery of any Prepayment Premium deemed to be due and owing in respect of the related REO Mortgage Loan; fifth, as a recovery of any other amounts deemed to be due and owing in respect of the related REO Mortgage Loan (other than, in the case of an REO Mortgage Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, accrued and unpaid Post-ARD Additional Interest); and sixth, in the case of an REO Mortgage Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, any accrued and unpaid Post-ARD Additional Interest.

            (c) For the purposes of this Agreement, Post-ARD Additional Interest on an ARD Mortgage Loan or a successor REO Mortgage Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Mortgage Loan or successor REO Mortgage Loan, notwithstanding that the terms of the related Mortgage Loan Documents so permit. To the extent any Post-ARD Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

            (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related REO Mortgage Loan, as the case may be, that constitute Additional Master Servicing Compensation payable to the Master Servicer and/or Additional Special Servicing Compensation payable to the Applicable Special Servicer, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and such of those fees and charges as are payable to the Applicable Special Servicer, on the other, pro rata in accordance with their respective entitlements.

            (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer, in its reasonable judgment, and reflected in the appropriate monthly report from the Master Servicer and in the appropriate monthly Statement to Certificateholders as provided in Section 4.02.

            SECTION 1.04. Application of Default Charges.

            (a) Any and all Default Charges that are actually received by or on behalf of the Trust with respect to any Mortgage Loan or REO Mortgage Loan in the Mortgage Pool, shall be applied for the following purposes and in the following order, in each case to the extent of the remaining portion of such Default Charges:

            first, to pay to any Fiscal Agent, the Trustee, the Master Servicer or the Applicable Special Servicer, in that order, any Advance Interest due and owing to such party on outstanding Advances made thereby with respect to such Mortgage Loan or REO Mortgage Loan, as the case may be;

            second, to reimburse the Trust for any Advance Interest paid to any Fiscal Agent, the Trustee, the Master Servicer or the Applicable Special Servicer since the Closing Date with respect to such Mortgage Loan or REO Mortgage Loan, as the case may be, which interest was paid by the Trust from a source other than Default Charges on such Mortgage Loan or REO Mortgage Loan, as the case may be;

            third, to pay any other outstanding expenses (exclusive of Special Servicing Fees, Workout Fees and Liquidation Fees) incurred with respect to such Mortgage Loan or REO Mortgage Loan, as the case may be, that, if not paid from Default Charges collected on such Mortgage Loan or REO Mortgage Loan, as the case may be, will likely become an Additional Trust Fund Expense;

            fourth, to reimburse the Trust for any other Additional Trust Fund Expenses (exclusive of Special Servicing Fees, Workout Fees and Liquidation Fees) incurred since the Closing Date with respect to such Mortgage Loan or REO Mortgage Loan, as the case may be, and previously paid by the Trust from a source other than Default Charges on such Mortgage Loan or REO Mortgage Loan, as the case may be; and

            fifth, subject to Section 1.03(d), to pay any remaining portion of such Default Charges as Additional Master Servicing Compensation to the Master Servicer, if such Default Charges accrued with respect to a Performing Mortgage Loan, and to pay any other portion of such Default Charges as Additional Special Servicing Compensation to the Applicable Special Servicer.

            (b) Default Charges collected on any Pooled Mortgage Loan or successor REO Mortgage Loan that are applied to reimburse the Trust pursuant to either clause second or clause fourth of Section 1.04(a) are intended to be available for distribution on the Certificates pursuant to Section 4.01(a) and
Section 4.01(b), subject to application pursuant to Section 3.05(a) or 3.05(b) for any items payable out of general collections on the Mortgage Pool on deposit in the Collection Account. Default Charges collected on any Pooled Mortgage Loan or successor REO Mortgage Loan that are applied to reimburse the Trust pursuant to either clause second or clause fourth of Section 1.04(a) shall be deemed to offset payments of Advance Interest or other Additional Trust Fund Expenses (depending on which clause is applicable) in the chronological order in which they were made or incurred (whereupon such Advance Interest or other Additional Trust Fund Expenses (depending on which clause is applicable) shall thereafter be deemed to have been paid out of Default Charges).

            To the extent the Master Servicer or the Applicable Special Servicer waives any Default Charges, without the consent of the Controlling Class Representative, that would otherwise be available to reimburse the Trust as provided above, the additional compensation of the Master Servicer or the Applicable Special Servicer, as applicable, shall be offset to recover the loss to the Trust.

            SECTION 1.05. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that the groups of Pooled Mortgage Loans identified on the Pooled Mortgage Loan Schedule as being cross-collateralized with each other are, in the case of each such particular group of Mortgage Loans, by their terms, cross-defaulted and cross-collateralized with each other. For purposes of reference only in this Agreement, and without in any way limiting the servicing rights and powers of the Master Servicer and/or the General Special Servicer, with respect to any Cross-Collateralized Mortgage Loan (or successor REO Mortgage Loan), the Mortgaged Property (or REO Property) that relates or corresponds thereto shall be the property identified in the Pooled Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including each of the defined terms set forth in Section 1.01, shall be interpreted in a manner consistent with this Section 1.05; provided that, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of

"Mortgage File" covering all the Pooled Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Pooled Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Pooled Mortgage Loan.

                                   ARTICLE II


                  CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS
              AND WARRANTIES; ORIGINAL ISSUANCE OF REMIC I REGULAR
            INTERESTS, REMIC II REGULAR INTERESTS, REMIC III REGULAR
                           INTERESTS AND CERTIFICATES


            SECTION 2.01. Conveyance of Pooled Mortgage Loans.

            (a) It is the intention of the parties hereto that a trust be established pursuant to this Agreement and, further, that such trust be designated as "Salomon Brothers Commercial Mortgage Trust 2001-C2". Wells Fargo is hereby appointed, and does hereby agree, to act as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

            (b) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, assign, transfer and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders, all the right, title and interest of the Depositor in, to and under (i) the Pooled Mortgage Loans, all payments under and proceeds of the Pooled Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), all Principal Prepayments and corresponding interest payments on the Pooled Mortgage Loans received after the Cut-off Date through and including the Closing Date, and all documents included in the related Mortgage Files and any related Additional Collateral; (ii) any REO Property acquired in respect of any Pooled Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Collection Account, a Mortgage Loan Pair Custodial Account (but only to the extent of such funds and assets on deposit therein as relate to the Pooled Mortgage Loan in the related Mortgage Loan Pair or any successor REO Mortgage Loan), the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account, the Purchase Price Security Deposit Accounts and/or the Special Reserve Accounts; (iv) each Pooled Mortgage Loan Purchase Agreement and the ABC Support Letter; and (v) all other assets included or to be included in the Trust Fund. This conveyance is subject to the right of the Master Servicer and the Designated Sub-Servicers to primary service (or to perform select servicing duties with respect to) certain of the Mortgage Loans and, in the case of each Pooled Mortgage Loan that is part of a Mortgage Loan Pair, subject to the related Mortgage Loan Pair Co-Lender Agreement. In connection with the Depositor's assignment above, the Depositor hereby directs the Trustee to execute the ABC Support Letter substantially in the form of Exhibit C-2 attached hereto.

            Under GAAP, the Depositor shall report: (i) its acquisition of the SBRC Pooled Mortgage Loans from SBRC, pursuant to the SBRC Pooled Mortgage Loan Purchase Agreement, as a purchase of such Pooled Mortgage Loans from SBRC; (ii) its acquisition of the GCFP Pooled Mortgage Loans from GCFP, pursuant to the GCFP Pooled Mortgage Loan Purchase Agreement, as a purchase of such Pooled Mortgage Loans from GCFP; (iii) its acquisition of the AMCC Pooled Mortgage Loans from AMCC, pursuant to the AMCC Pooled Mortgage Loan Purchase Agreement, as a purchase of such Pooled Mortgage Loans from AMCC; (iv) its acquisition of the MJ Ocala Hilton Pooled Mortgage Loan from Allied, pursuant to the Allied Pooled Mortgage Loan Purchase Agreement, as a purchase of the MJ Ocala Hilton Pooled Mortgage Loan from Allied; and (v) its transfer of the Pooled Mortgage Loans to the Trustee, pursuant to this Section 2.01(b), as a sale of the Pooled Mortgage Loans to the Trustee. In connection with the foregoing, the Depositor shall cause all of its records to reflect such acquisitions as purchases and such transfer as a sale (in each case, as opposed to a secured loan).

            After the Depositor's transfer of the Pooled Mortgage Loans to the Trustee pursuant to this Section 2.01(b), the Depositor shall not take any action inconsistent with the Trust's ownership of the Mortgage Loans.

            (c) The conveyance to the Trust of the Pooled Mortgage Loans and the related rights and property accomplished hereby is absolute and is intended by the parties hereto to constitute an absolute transfer of the Pooled Mortgage Loans and such other related rights and property by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, the parties hereto intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The parties hereto also intend and agree that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in all of the Depositor's right, title and interest in and to the assets constituting the Trust Fund, including the Pooled Mortgage Loans subject hereto from time to time, all principal and interest received on or with respect to such Pooled Mortgage Loans after the Closing Date (other than scheduled payments of interest and principal due and payable on such Pooled Mortgage Loans on or prior to the Cut-off Date), all amounts held from time to time in the Collection Account, a Mortgage Loan Pair Custodial Account (but only to the extent of such amounts on deposit therein as relate to the Pooled Mortgage Loan in the related Mortgage Loan Pair or any successor REO Mortgage Loan), the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account, the Purchase Price Security Deposit Accounts and/or the Special Reserve Accounts and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest under each Pooled Mortgage Loan Purchase Agreement and the ABC Support Letter, (iii) the possession by the Trustee or its agent of the Mortgage Notes with respect to the Pooled Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit J hereto in all appropriate locations in the State of Delaware promptly following the initial issuance of the Certificates, and the Trustee shall prepare, execute and file at each such office, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 2.01(c) shall constitute notice to the Trustee pursuant to any requirements of the UCC in effect in each applicable jurisdiction.

            (d) In connection with the Depositor's assignment pursuant to
Section 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated the Pooled Mortgage Loan Sellers, pursuant to their respective Pooled Mortgage Loan Purchase Agreements, to deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date: (i) the Mortgage File and any Additional Collateral (other than Reserve Funds and Escrow Payments) for each Pooled Mortgage Loan so assigned; (ii) in the case of any Pooled Mortgage Loan so assigned that has an original principal balance of $15,000,000 or more, and whose Borrower is a single member limited liability company, an Opinion of Counsel to the effect that such Borrower will not dissolve upon the bankruptcy, dissolution, liquidation or death of the single member and that applicable law provides that creditors of the single member may only attach assets of the member, including membership interests in the Borrower, but not assets of the Borrower; and (iii) in the case of any Pooled Mortgage Loan so assigned that has an original principal balance of $20,000,000 or more, an Opinion of Counsel to the effect that the related Borrower will not be consolidated in any insolvency proceeding involving any other party. The Depositor shall deliver to the Custodian and the Master Servicer on or before the Closing Date a fully executed counterpart of each Pooled Mortgage Loan Purchase Agreement.

            (e) As soon as reasonably possible, and in any event within 30 days after the later of (i) the Closing Date and (ii) the date on which all recording information necessary to complete the subject document is received by the Custodian, the Custodian is hereby authorized and shall, unless the related Pooled Mortgage Loan Seller is doing so in accordance with the related Pooled Mortgage Loan Purchase Agreement, complete (to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases in favor of the Trustee referred to in clauses (iv), (v), (vi), (ix), (x), (xii) and (xiii) of the definition of "Mortgage File" that has been received by the Trustee or a Custodian on its behalf and each UCC-2 and UCC-3 in favor of the Trustee referred to in clause (viii) of the definition of "Mortgage File" that has been received by the Custodian. Each such assignment shall reflect that it should be returned by the public recording office to the Custodian following recording, and each such UCC-2 and UCC-3 shall reflect that the filed copy thereof should be returned to the Custodian following filing; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the related Pooled Mortgage Loan Seller, in accordance with the related Pooled Mortgage Loan Purchase Agreement, shall obtain or cause to be obtained therefrom a certified copy of the recorded original. Upon receipt, the related Pooled Mortgage Loan Seller, in accordance with the related Pooled Mortgage Loan Purchase Agreement, shall promptly forward copies of such recorded or final documents to the Custodian and the Master Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Custodian either
(i) shall direct the related Pooled Mortgage Loan Seller to prepare or cause to be prepared promptly, pursuant to the related Pooled Mortgage Loan Purchase Agreement, a substitute therefor or cure such defect, as the case may be, or
(ii) shall prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Custodian shall, upon receipt thereof, cause the same to be duly recorded or filed, as appropriate. If a Pooled Mortgage Loan Seller has been so notified and has not responded within ten (10) Business Days, then the Custodian shall promptly thereafter also so notify the Master Servicer, the Applicable Special Servicer, the Rating Agencies, the Trustee and the Controlling Class Representative. As regards the reasonable out-of-pocket costs and expenses incurred by the Custodian in connection with the recording and filing of documents pursuant to this Section 2.01(e), the Custodian shall seek reimbursement from the related Pooled Mortgage Loan Seller as and to the extent provided in the related Pooled Mortgage Loan Purchase Agreement. The Depositor hereby represents and warrants that the Pooled Mortgage Loan Sellers, pursuant to their respective Pooled Mortgage Loan Purchase Agreements, are contractually obligated to provide the

Custodian with a power of attorney to enable the Custodian to record any Mortgage Loan Documents that the Custodian has been unable to record.

            (f) In connection with the Depositor's assignment pursuant to
Section 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated the Pooled Mortgage Loan Sellers, pursuant to their respective Pooled Mortgage Loan Purchase Agreements, to deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, within 10 days following the Closing Date (or, if any of the following items are not in the actual possession of a Pooled Mortgage Loan Seller, as soon as reasonably practical, but in any event within 30 days, after the Closing Date):
(i) copies of the Mortgage Files for the respective Pooled Mortgage Loans; (ii) originals or copies of all financial statements, leases, rent rolls and tenant estoppels in the possession or under the control of the particular Pooled Mortgage Loan Seller that relate to the Pooled Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the particular Pooled Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Pooled Mortgage Loans and that are necessary for the ongoing servicing and administration of the Pooled Mortgage Loans; and (iii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of the particular Pooled Mortgage Loan Seller that relate to the respective Pooled Mortgage Loans, other than those that are to be retained by a sub-servicer or primary servicer that will continue to act on behalf of the Master Servicer. The Master Servicer shall hold all such documents, records and funds on behalf of the Trustee in trust for the benefit of the Certificateholders. The Master Servicer shall not be liable to the Trust or any parties hereto for the failure of the Pooled Mortgage Loan Seller to deliver any of the above-referenced documents.

            (g) The Depositor shall be responsible for paying the on-going surveillance fees of the Rating Agencies, which may be in the form of a one time up-front payment.

            SECTION 2.02. Acceptance of Mortgage Assets by Trustee.

            (a) Subject to the other provisions in this Section 2.02, the Trustee, by its execution and delivery of this Agreement, hereby accepts receipt on behalf of the Trust, through the Custodian on its behalf, of (i) the Pooled Mortgage Loans and all documents delivered to it that constitute portions of the related Mortgage Files and (ii) all other assets delivered to it and included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and any other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Pooled Mortgage Loans and such other assets, together with any other assets subsequently delivered to it that are to be included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Custodian shall hold any Letter of Credit in a custodial capacity only and shall have no obligation to maintain, extend the term of, enforce or otherwise pursue any rights under such Letter of Credit. In connection with the foregoing, the Custodian hereby certifies to each of the parties hereto, the Pooled Mortgage Loan Sellers, and the Controlling Class Representative that, as to each Pooled Mortgage Loan, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit B-2 (which Schedule of Exceptions to Mortgage File Delivery shall be delivered at Closing and, to the extent applicable, constitute notice to the Pooled Mortgage Loan Sellers of any actual Document Defects reflected thereon), (i) the Specially Designated Mortgage Loan Documents are in its possession and (ii) such Specially Designated Mortgage Loan Documents have been reviewed by it and each (A) appears regular on its face (in the case of such Specially Designated Mortgage Loan Documents, handwritten additions, changes or corrections shall not constitute irregularities if initialed by the related Borrower), (B) appears to have been executed and (C) purports to relate to such Pooled Mortgage Loan.

            (b) On or about the 60th day following the Closing Date (and, if any exceptions are noted or if the recordation/filing contemplated by Section 2.01(e) has not been completed (based solely on receipt by the Custodian of the particular documents showing evidence of the recordation/filing), every 90 days thereafter until the earlier of (i) the date on which such exceptions are eliminated and such recordation/filing has been completed and (ii) the date on which all the affected Pooled Mortgage Loans are removed from the Trust Fund), the Custodian shall review the documents delivered to it with respect to each Pooled Mortgage Loan, and the Custodian shall, subject to Sections 1.05, 2.02(c) and 2.02(d), certify in writing (substantially in the form of Exhibit B-3) to each of the other parties hereto, the Pooled Mortgage Loan Sellers and the Controlling Class Representative that, as to each Pooled Mortgage Loan then subject to this Agreement (except as specifically identified in any exception report annexed to such certification, which exception report shall, to the extent applicable, constitute notice to the Pooled Mortgage Loan Sellers of any actual Document Defects reflected thereon): (i) the original Mortgage Note specified in clause (i) of the definition of "Mortgage File" and all allonges thereto, if any (or a copy of such Mortgage Note, together with a "lost note affidavit" certifying that the original of such Mortgage Note has been lost), the original or a copy of each document specified in clauses (ii) and (iv) of the definition of "Mortgage File", the original or a copy of the policy of title insurance specified in clause (vii) of the definition of "Mortgage File", originals or copies of any documents specified in clauses (iii), (v), (vi),
(ix), (xii) and (xiii) of the definition of "Mortgage File" (to the extent that the Trustee has actual knowledge that such documents exist), the original or a copy of each document specified in clause (viii) of the definition of "Mortgage File" (without regard to the parenthetical) and any other Specially Designated Mortgage Loan Documents been delivered to it; (ii) if such report is more than 180 days after the Closing Date, the recordation/filing contemplated by Section 2.01(e) has been completed (based solely on receipt by the Custodian of the particular recorded/filed documents); (iii) all documents received by it with respect to such Pooled Mortgage Loan have been reviewed by it and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the related Borrower), (B) appear to have been executed and (C) purport to relate to such Pooled Mortgage Loan; and
(iv) based on the examinations referred to in Section 2.02(a) above and this
Section 2.02(b) and only as to the foregoing documents, the information set forth in the Pooled Mortgage Loan Schedule with respect to the items specified in clauses (ii)(A) (other than the zip code), (iii)(A) and (vi)(B) of the definition of "Pooled Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File. The Custodian, upon request, shall distribute to any party to this Agreement, the Rating Agencies or the Certificateholders current exception reports for as long as there are exceptions outstanding.

            (c) None of the Trustee, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer or the Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Pooled Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer or the Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

            (d) In performing the reviews contemplated by subsections (a) and
(b) above, the Custodian may conclusively rely on the related Pooled Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Mortgage Files is limited solely to confirming that the documents specified in clauses (i), (ii), (iii) (to the extent that the Custodian has actual knowledge that such documents exist), (iv), (v) (to the extent that the Custodian has actual knowledge that such documents exist), (vii), (viii) and
(xii) of the definition of "Mortgage File" and any other Specially Designated Mortgage Loan Documents have been received and such additional information as will be necessary for making and/or delivering the certifications required by subsections (a) and (b) above. Further, with respect to UCC filings, absent actual knowledge or copies of UCC filings in the Mortgage File indicating otherwise, the Custodian shall assume for purposes of the certifications delivered pursuant to this Section 2.02, that one state level UCC filing and one county level UCC filing was made for each Mortgaged Property operated as a healthcare or hospitality property.

            SECTION 2.03. Certain Repurchases of Pooled Mortgage Loans by the
                          Originators; Recording Omissions.

            (a) If any party hereto discovers, or receives notice from a non-party of, a Document Defect or Breach, then such party shall give prompt written notice thereof to the other parties hereto, including (unless it is the party that discovered the Document Defect or Breach) the Trustee. Upon the Trustee's discovery or receipt of notice of any such Document Defect or Breach, the Trustee shall notify the Master Servicer, the Applicable Special Servicer, the Custodian, the Controlling Class Representative, the Rating Agencies and the related Pooled Mortgage Loan Seller.

            (b) Promptly upon its becoming aware of or receiving notice of any Material Document Defect or Material Breach with respect to any Pooled Mortgage Loan, the Trustee shall direct the related Pooled Mortgage Loan Seller that such Pooled Mortgage Loan Seller must, not later than the end of the applicable Initial Resolution Period, cure such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Pooled Mortgage Loan (as, if and to the extent required by the related Pooled Mortgage Loan Purchase Agreement) at the applicable Purchase Price; provided that if (i) any such Material Breach or Material Document Defect does not impact whether the affected Pooled Mortgage Loan was, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the related Pooled Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the related Pooled Mortgage Loan Seller shall have delivered to the Trustee a certification executed on behalf of such Pooled Mortgage Loan Seller by an officer thereof (A) setting forth the reason that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, (B) specifying what actions such Pooled Mortgage Loan Seller is pursuing in connection with the cure thereof and (C) stating that such Pooled Mortgage Loan Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period equal to any applicable Resolution Extension Period (a copy of which certification shall be delivered by the Trustee to the Master Servicer, the Applicable Special Servicer and the Controlling Class Representative), then such Pooled Mortgage Loan Seller shall have an additional period equal to any applicable Resolution Extension Period to complete such cure (or, if it fails to complete such cure, to repurchase the affected Pooled Mortgage Loan); and provided, further, that, on or after June 30, 2003, if any Pooled Mortgage Loan Seller receives notice of a Material Document Defect with respect to any of its Pooled Mortgage Loans, and if such Material Document Defect constitutes a Recording Omission, and if the Controlling Class Representative so consents in its sole discretion, such Pooled Mortgage Loan Seller may establish a Recording Omission Reserve or a Recording Omission Credit as contemplated by Section 2.03(e) in lieu of repurchasing such Pooled Mortgage Loan (but in no event later than such repurchase would have to have been completed and without diminishing its cure/repurchase obligations in respect of any other Material Document Defect or Material Breach relating to such Pooled Mortgage Loan). If any Pooled Mortgage Loan is to be repurchased as contemplated by this Section 2.03, the Trustee shall designate the Collection Account as the account to which funds in the amount of the applicable Purchase Price are to be wired, and the Master Servicer shall promptly notify the Trustee and Certificate Administrator when such deposit is made. Any such repurchase of a Pooled Mortgage Loan shall be on a whole loan, servicing released basis (subject to any rights of a Designated Sub-Servicer to continue to primary service (or to perform select servicing duties with respect to) the Deleted Pooled Mortgage Loan as set forth in any applicable Designated Sub-Servicer Agreement).

            If a Material Document Defect exists with respect to any Pooled Mortgage Loan, if such Material Document Defect consists of the related Pooled Mortgage Loan Seller's failure to deliver any related Specially Designated Mortgage Loan Document to the Custodian on or before the Closing Date, and if the related Pooled Mortgage Loan Seller escrows with the Master Servicer, within 15 days of the Closing Date, cash in the amount of 25% of the Cut-off Date Principal Balance of such Pooled Mortgage Loan (such cash amount, the "Purchase Price Security Deposit"), then the Initial Resolution Period applicable to the remediation of such Material Document Defect shall be extended until the 30th day following the Closing Date. The Master Servicer shall establish, and maintain any Purchase Price Security Deposit delivered to it with respect to any Pooled Mortgage Loan in, one or more accounts (individually and collectively, the "Purchase Price Security Deposit Account"), each of which shall be an Eligible Account, and shall be entitled to make withdrawals from the Purchase Price Security Deposit for any Pooled Mortgage Loan maintained in such account(s) for the following purposes: (i) to cover any costs and expenses resulting from the applicable Material Document Defect; (ii) upon any discounted payoff or other liquidation of such Pooled Mortgage Loan, to cover any Realized Loss related thereto; and (iii) if the related Pooled Mortgage Loan Seller so directs, or if the applicable Material Document Defect is not remedied by the end of the extended Initial Resolution Period, to apply the Purchase Price Security Deposit to a full or partial, as applicable, payment of the Purchase Price for such Pooled Mortgage Loan. Any amounts withdrawn by the Master Servicer from the Purchase Price Security Deposit Account shall be deposited by the Master Servicer into the Collection Account. Any withdrawals from the Purchase Price Security Deposit Account shall be deemed to be "Liquidation Proceeds" for the purposes of this Agreement (other than Section 3.11(c)). The Purchase Price Security Deposit Account, and any Purchase Price Security Deposit, shall be part of the Trust Fund but outside any REMIC Pool or Grantor Trust Pool. The investment of funds in the Purchase Price Security Deposit Account shall be governed by the terms of the respective Pooled Mortgage Loan Purchase Agreements. The related Pooled Mortgage Loan Seller may obtain a release of the Purchase Price Security Deposit for any Pooled Mortgage Loan (net of any amounts payable therefrom as contemplated by the prior sentences of this paragraph) upon such Pooled Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or, as confirmed by the Custodian to the Master Servicer, upon the subject Material Document Defect's being remedied in all material respects.

            If one or more (but not all) of the Pooled Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by or on behalf of a Pooled Mortgage Loan Seller as contemplated by this Section 2.03, then, prior to the subject repurchase, at the request of the related Pooled Mortgage Loan Seller, the Master Servicer shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Pooled Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Pooled Mortgage Loans therein, on the other hand, such that those two groups of Pooled Mortgage Loans are each secured only by the Mortgaged Properties identified in the Pooled Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the related Pooled Mortgage Loan Seller has delivered or caused to be delivered to the Master Servicer, the Certificate Administrator, the Tax Administrator and the Trustee (i) an Opinion of Counsel addressed to the Trustee and the Tax Administrator to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to any Grantor Trust Pool, (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates and (iii) written consent to such termination from the Controlling Class Representative, which consent may be granted or withheld in its sole discretion; and provided, further, that the related Pooled Mortgage Loan Seller may, at its option, repurchase the entire Cross-Collateralized Group without termination of the cross-collateralization. To the extent necessary and appropriate, the Trustee shall execute (or, subject to Section 3.10, provide the Master Servicer with a limited power of attorney that enables the Master Servicer to execute) the loan documentation referred to in the prior sentence; provided that the Trustee shall not be liable for any misuse of any such power of attorney by the Master Servicer. The Master Servicer shall advance all costs and expenses incurred by the Trustee and the Master Servicer pursuant to this paragraph, and such advances shall (i) constitute and be reimbursable as Servicing Advances and (ii) be included in the calculation of Purchase Price for the Pooled Mortgage Loan(s) to be repurchased. Neither the Master Servicer nor the Applicable Special Servicer shall be liable to any Certificateholder or any other party hereto if the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph for any reason beyond the control of the Master Servicer or the Applicable Special Servicer, as the case may be. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of this Section 2.03 and the related Pooled Mortgage Loan Purchase Agreement, including for purposes of (i) determining whether any Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Master Servicer shall (and the Applicable Special Servicer may) direct the related Mortgage Loan Seller in writing to wire transfer to the Collection Account, within 90 days of such Mortgage Loan Seller's receipt of such direction, the amount of any such costs and expenses borne by the Trust that are the basis of such Breach. Upon its making such deposit, the related Mortgage Loan

Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, regardless of whether it constitutes a Material Breach, and the related Mortgage Loan Seller shall not be obligated to repurchase the subject Mortgage Loan on account of such Breach or otherwise cure such Breach. Amounts deposited in the Collection Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of this Agreement (other than Section 3.11(c)).

            If any Pooled Mortgage Loan is to be repurchased as contemplated by this Section 2.03, the Trustee shall direct the related Pooled Mortgage Loan Seller to amend the Pooled Mortgage Loan Schedule to reflect the removal of the Deleted Pooled Mortgage Loan and deliver the same to the Certificate Administrator. Upon the Certificate Administrator's receipt from the Pooled Mortgage Loan Seller of such amended Pooled Mortgage Loan Schedule, the Certificate Administrator shall deliver or cause the delivery of such amended Pooled Mortgage Loan Schedule to the respective parties hereto and to the Controlling Class Representative.

            In the case of an AMCC Mortgage Loan, all references in this Section 2.03(b) to "Pooled Mortgage Loan Seller" shall be deemed to also be references to ABC (but only if and to the extent that ABC would, pursuant to the ABC Support Letter, be liable for those obligations of AMCC as a Pooled Mortgage Loan Seller under the AMCC Pooled Mortgage Loan Purchase Agreement that are contemplated above in this Section 2.03(b)).

            Notwithstanding anything herein to the contrary, the parties hereto understand and agree that if a Material Document Defect or a Material Breach existed with respect to any Pooled Mortgage Loan at the time it became an REO Mortgage Loan and either (i) the related Pooled Mortgage Loan Seller had discovered or been notified of such Material Document Defect or Material Breach at least 90 days prior to such Pooled Mortgage Loan's becoming an REO Mortgage Loan or (ii) such Material Document Defect or Material Breach, regardless of whether it was yet discovered as of the date that such Pooled Mortgage Loan became an REO Mortgage Loan, materially and adversely affects the value of the related REO Property or material additional collateral or the interests of the Certificateholders therein, then the related Pooled Mortgage Loan Seller, in accordance with the related Pooled Mortgage Loan Purchase Agreement, shall have the same cure/repurchase obligations with respect to such Material Document Defect or Material Breach and such related REO Property or material additional collateral as it would have had with respect to the subject Pooled Mortgage Loan, if it were still outstanding.

            If there exists with respect to any REO Property an alleged Material Breach or Material Document Defect, then in the event of a potential sale of such REO Property, the Applicable Special Servicer shall promptly notify the related Pooled Mortgage Loan Seller in writing of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by such Pooled Mortgage Loan Seller, such Pooled Mortgage Loan Seller shall have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. Such Pooled Mortgage Loan Seller shall have three (3) Business Days from the date that it was notified of such offer to purchase such REO Property. The Applicable Special Servicer shall provide such Pooled Mortgage Loan Seller with any appraisal or other third-party reports relating to such REO Property within its possession to enable the related Pooled Mortgage Loan Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the related Pooled Mortgage Loan Seller shall be (i) without recourse of any kind (either expressed or implied) by such Person against such Pooled Mortgage Loan Seller and (ii) without representation or warranty of any kind (either expressed or implied) by such Pooled Mortgage Loan Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale to a third party of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the related Pooled Mortgage Loan Seller for repurchase of the subject Mortgage Loan or REO Property. The provisions of this
Section 2.03 regarding remedies against the related Pooled Mortgage Loan Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

            Notwithstanding the related Pooled Mortgage Loan Seller's failure to correct or cure a Material Document Defect or Material Breach or purchase a subject REO Property, the provisions in the second preceding paragraph regarding notice of offers related to such REO Property and the related Pooled Mortgage Loan Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the related Pooled Mortgage Loan Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or such Pooled Mortgage Loan Seller otherwise accepts liability in connection therewith, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust, such Pooled Mortgage Loan Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon a liquidation of such Mortgage Loan (including those arising from any sale to such Pooled Mortgage Loan Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            (c) Upon its receipt of an Officer's Certificate from the Master Servicer to the effect that the full amount of the Purchase Price for any Pooled Mortgage Loan repurchased by or on behalf of a Pooled Mortgage Loan Seller as contemplated by this Section 2.03 has been deposited in the Collection Account, the Custodian shall release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Custodian for the Deleted Pooled Mortgage Loan to the party effecting the repurchase or its designee, and the Trustee or the Master Servicer on behalf of the Trustee shall execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the party effecting the repurchase or its designee the ownership of the Deleted Pooled Mortgage Loan, and the Master Servicer shall notify the applicable Borrower(s) of the transfers of the Deleted Pooled Mortgage Loan(s). In connection with any such repurchase by or on behalf of a Pooled Mortgage Loan Seller, each of the Master Servicer and the Applicable Special Servicer shall deliver to the party effecting the repurchase or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional Collateral, held by or on behalf of the Master Servicer or the Applicable Special Servicer, as the case may be, with respect to the Deleted Pooled Mortgage Loan, in each case at the expense of the party effecting the repurchase.

            (d) Except as contemplated by the next two sentences, the Pooled Mortgage Loan Purchase Agreements (and, in the case of an AMCC Pooled Mortgage Loan, the ABC Support Letter) provide the sole remedies available to the Certificateholders, or the Trustee on their behalf, respecting any Breach or Document Defect. If any Pooled Mortgage Loan Seller defaults on its obligations to repurchase any Pooled Mortgage Loan as contemplated by this Section 2.03, the Master Servicer shall promptly notify the Trustee, and the Trustee shall notify the Certificateholders. Thereafter, the Special Servicer shall take such actions on behalf of the Trust with respect to the enforcement of such repurchase obligations, including the institution and prosecution of appropriate legal proceedings, as the Trustee shall determine are in the best interests of the Certificateholders (taken as a collective whole) at the expense of the Trust (to the extent not paid by the applicable Mortgage Loan Seller).

            (e) If, on or after June 30, 2003, any Pooled Mortgage Loan Seller receives notice of a Material Document Defect with respect to any of its Pooled Mortgage Loans, which Material Document Defect constitutes a Recording Omission, then such Pooled Mortgage Loan Seller may, with the consent of the Controlling Class Representative, which consent may be granted or withheld in its sole discretion, in lieu of repurchasing such Mortgage loan (as and to the extent contemplated by Section 2.03(b)), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the Master Servicer. In furtherance of the preceding sentence, (A) the Master Servicer shall establish one or more accounts (collectively, the "Special Reserve Account") with respect to the subject Pooled Mortgage Loan, each of which shall be an Eligible Account; (B) the Master Servicer shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day after receipt; and (C) the Master Servicer shall administer the Special Reserve Account in accordance with the terms of the related Pooled Mortgage Loan Purchase Agreement. In the event that the Master Servicer is entitled to apply any related Recording Omission Reserve or to draw upon any related Recording Omission Credit to cover losses or expenses directly incurred by the Trust Fund as a result of a Recording Omission in respect of any Pooled Mortgage Loan, then prior to making a Servicing Advance or incurring an Additional Trust Fund Expense to cover any losses or expenses directly resulting from such Recording Omission, the Master Servicer shall draw upon such related Recording Omission Reserve (out of the Special Reserve Account) or upon such related Recording Omission Credit, as the case may be, up to the amount of such losses or expenses and shall deposit the funds from such draw into the Collection Account, and such amounts shall be deemed to be "Liquidation Proceeds" for all purposes of this Agreement (other than Section 3.11(c)) and shall be applied to cover such losses or expenses. The Recording Omission Reserve or Recording Omission Credit (or any unused balance thereof) delivered by any Pooled Mortgage Loan Seller with respect to any Pooled Mortgage Loan shall be released to such Pooled Mortgage Loan Seller by the Master Servicer upon the earlier of (i) the curing of all Recording Omissions with respect to such Pooled Mortgage Loan and (ii) the removal of such Pooled Mortgage Loan from the Trust Fund. The Special Reserve Account, and any Recording Omission Reserves and Recording Title Policy Credits, shall be part of the Trust Fund but outside any REMIC Pool or Grantor Trust Pool. The investment of funds in the Special Reserve Account shall be governed by the terms of the respective Pooled Mortgage Loan Purchase Agreements.

            (f) If and to the extent not otherwise covered by any related Recording Omission Credit, Recording Omission Reserve or Purchase Price Security Deposit, the Trustee, the Custodian, the Tax Administrator, the Certificate Administrator, the Master Servicer and the Applicable Special Servicer, as the case may be, shall be reimbursed for the reasonable out-of-pocket expenses, including reasonable attorneys' fees and expenses related to their obligations set forth in this Section 2.03: first, from a specific recovery of costs, expenses or attorneys' fees against the applicable Pooled Mortgage Loan Seller (or, if applicable, ABC) ordered or awarded pursuant to an adjudication; second, out of the related Purchase Price, to the extent that such expenses are a specific component thereof; and third, if at the conclusion of any enforcement action it is determined that the amounts described in clauses first and second are insufficient, then out of general collections on the Pooled Mortgage Loans on deposit in the Collection Account.

            SECTION 2.04. Representations and Warranties of the Depositor.

            (a) The Depositor hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

            (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Depositor's principal place of business and its chief executive office is located in the State of New York.

            (ii) The Depositor's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the material breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the reasonable judgment of the Depositor, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

            (iii) The Depositor has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions involving the Depositor contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Depositor is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

            (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except (A) for those consents, approvals, authorizations or orders that previously have been obtained, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and sale of the Certificates by the

      Underwriters, and (C) any recordation of the assignments of Mortgage Loan Documents to the Trustee pursuant to Section 2.01(e), which has not yet been completed.

            (vii) The Depositor's transfer of the Pooled Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (viii) The Depositor is not transferring the Pooled Mortgage Loans to the Trustee with any intent to hinder, delay or defraud its present or future creditors. In connection with its transfer of the Pooled Mortgage Loans hereunder, the Depositor will receive new value and consideration constituting at least reasonably equivalent value and fair consideration for the assets transferred.

            (ix) The Depositor has been solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Pooled Mortgage Loans to the Trustee pursuant to Section 2.01(b).

            (x) After giving effect to its transfer of the Pooled Mortgage Loans to the Trustee pursuant to Section 2.01(b), the value of the Depositor's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Depositor's debts and obligations, including contingent and unliquidated debts and obligations of the Depositor, and the Depositor will not be left with unreasonably small assets or capital with which to engage in and conduct its business, and such transfer will not render the Depositor insolvent.

            (xi) The Depositor does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (xii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Depositor are pending or contemplated.

            (xiii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor. The execution, delivery and performance of this Agreement by the Depositor constitutes bona fide and arm's-length transactions and are undertaken in the ordinary course of business of the Depositor.

            (xiv) Assuming the accuracy of the representations and warranties of the Pooled Mortgage Loan Sellers set forth in their respective Pooled Mortgage Loan Purchase Agreements, immediately prior to the transfer of the Pooled Mortgage Loans to the Trustee for the benefit of the Certificateholders pursuant to this Agreement, the Depositor had good and marketable title to, and was the sole owner and holder of, each Pooled Mortgage Loan, and the Depositor has full right and authority to sell, assign and transfer the Pooled Mortgage Loans.

            (xv) The Depositor is transferring the Pooled Mortgage Loans to the Trustee for the benefit of the Certificateholders free and clear of any and all liens, pledges, charges and security interests created by or through the Depositor.

            (xvi) Except for any actions that are the express responsibility of another party hereunder or under the Pooled Mortgage Loan Purchase Agreements, and further except for actions that the Depositor is expressly permitted to complete subsequent to the Closing Date, the Depositor has taken all actions required under applicable law to effectuate the transfer of the Pooled Mortgage Loans by the Depositor to the Trustee.

            (b) The representations and warranties of the Depositor set forth in
Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

            SECTION 2.05. Representations and Warranties of the Master Servicer.

            (a) The Master Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The Master Servicer's execution and delivery of, performance under and compliance with this Agreement will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the material breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the reasonable judgment of the Master Servicer, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

            (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions involving the Master Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Master Servicer is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

            (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer, the outcome of which, in the Master Servicer's reasonable judgement, would prohibit the Master Servicer from entering into this Agreement or that, in the Master Servicer's reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

            (vii) The Master Servicer has errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d).

            (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and except where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Agreement.

            (b) The representations and warranties of the Master Servicer set forth in Section 2.05(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of such foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

            (c) Any successor Master Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.05(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.05(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 2.06. Representations and Warranties of the Special
Servicers.

            (a) Each of the Special Servicers hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and it is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) Its execution and delivery of, performance under and compliance with this Agreement will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the material breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in its reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

                  (iii) It has the full power and authority to enter into and consummate all transactions involving it contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes its valid, legal and binding obligation enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of, performance under and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

                  (vi) No litigation is pending or, to the best of its knowledge, threatened against it, the outcome of which, in its reasonable judgement, would prohibit it from entering into this Agreement or, in its reasonable judgment, could reasonably be expected to materially and adversely affect either its ability to perform its obligations under this Agreement or its financial condition.

                  (vii) It has errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d).

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by it of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and except where the lack of such consent, approval, authorization or order would not have a material adverse effect on its ability to perform its obligations under this Agreement.

            (b) The representations and warranties of each Special Servicer set forth in Section 2.06(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto and the Controlling Class Representative.

            (c) Any successor to either Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.06(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 2.07.     Representations and Warranties of the Trustee.

            (a) The Trustee hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

            (i) The Trustee is duly organized and validly existing as a national banking association under the laws of the United States and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan (insofar as such enforceability is dependent upon compliance by the Trustee with such laws) and to perform its obligations under this Agreement.

            (ii) The Trustee's execution and delivery of, performance under and compliance with this Agreement will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the reasonable judgment of the Trustee is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

            (iii) The Trustee has the requisite power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) The Trustee is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                           (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                           (vii) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or that, in the Trustee's reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                           (viii) The Trustee is eligible to act as trustee hereunder in accordance with Section 8.06.

                  (b) The representations and warranties of the Trustee set forth in Section 2.07(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

                  (c) Any successor Trustee shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.07(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.08. Representations and Warranties of the Certificate Administrator and Tax Administrator.

                  (a) The Certificate Administrator and the Tax Administrator each hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                           (i) It is duly organized and validly existing as a banking corporation under the laws of the State of New York.

                           (ii) Its execution and delivery of, performance under and compliance with this Agreement will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in its reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

                           (iii) It has the requisite power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes its valid, legal and binding obligation, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) It is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

                           (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by it of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                           (vii) No litigation is pending or, to the best of its knowledge, threatened against it that, if determined adversely to it, would prohibit it from entering into this Agreement or that, in its reasonable judgment, is likely to materially and adversely affect either its ability to perform its obligations under this Agreement or its financial condition.

                           (viii) Chase is eligible to act as certificate administrator and tax administrator hereunder in accordance with
         Section 8.06.

                           (ix) Chase's acting hereunder as certificate administrator or tax administrator will not render the Underwriter Exemption unavailable to Certificateholders and/or Certificate Owners that desire to transfer their Investment Grade Certificates or interests therein to Plans.

                  (b) The representations and warranties of the Certificate Administrator and the Tax Administrator set forth in Section 2.08(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

                  (c) Any successor to the Certificate Administrator and/or Tax Administrator shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.08(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.08(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.09. Designation of the Certificates.

                  (a) The Certificates shall consist of 22 classes with the following alphabetic and/or numeric class designations: "Class A-1", "Class A-2", "Class A-3", "Class B", "Class C", "Class D", "Class E", "Class BR", "Class F", "Class G", "Class H", "Class J", "Class K", "Class L", "Class M", "Class N", "Class P", "Class Q", "Class R", "Class X-1", "Class X-2" and "Class Y", respectively.

                  (b) The Class A-1, Class A-2 and Class A-3 Certificates are collectively designated as the "Class A Certificates".

                  (c) The Class X-1, Class X-2, Class A-1, Class A-2 and Class A-3 Certificates are collectively designated as the "Senior Certificates".

                  (d) The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class BR and Class R Certificates are collectively designated as the "Subordinate Certificates".

                  (e) The Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class BR Certificates are collectively designated as the "Principal Balance Certificates".

                  (f) The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class BR Certificates are collectively designated as the "Subordinate Principal Balance Certificates".

                  (g) The Class X-1 and Class X-2 Certificates are collectively designated as the "Interest Only Certificates".

                  (h) The Interest Only Certificates and the Principal Balance Certificates are collectively designated as the "REMIC III Regular Interest Certificates".

                  (i) The Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates are collectively designated as the "Yield Maintenance Certificates".

                  SECTION 2.10. Creation of REMIC I; Issuance of the REMIC I Regular Interests and the REMIC I Residual Interest; Certain Matters Involving REMIC I and the Loan REMIC.

                  (a) It is the intention of the parties hereto that the following segregated pool of assets constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC I": (i) the Pooled Mortgage Loans that are from time to time subject to this Agreement, together with (A) all payments under and proceeds of the Pooled Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the Cut-off Date, and exclusive of any amounts that constitute Post-ARD Additional Interest collected in respect of the ARD Mortgage Loans after their respective Anticipated Repayment Dates and exclusive of Excess Servicing Fees), (B) all Principal Prepayments and corresponding interest payments on the Pooled Mortgage Loans received after the Cut-off Date through and including the Closing Date, and (C) all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral; (ii) any REO Property acquired in respect of a Pooled Mortgage Loan; (iii) such funds and assets as from time to time are deposited in the Collection Account, a Mortgage Loan Pair Custodial Account, the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account (exclusive of any amounts that constitute Post-ARD Additional Interest collected in respect of the ARD Mortgage Loans after their respective Anticipated Repayment Dates, exclusive of Excess Servicing Fees and exclusive of any amounts allocable to the Companion Mortgage Loans); (iv) the rights of the Depositor under each Pooled Mortgage Loan Purchase Agreement (exclusive of any Purchase Price Security Deposits, Recording Omission Credits and/or Reserves delivered to the Master Servicer by the respective Pooled Mortgage Loan Sellers as contemplated by Section 2.03(b) and/or Section 2.03(e)); and (v) the rights of the Depositor and the Trustee under the ABC Support Letter. The Closing Date is hereby designated as the "Startup Day" of REMIC I, within the meaning of
Section 860G(a)(9) of the Code.

                  (b) Concurrently with the assignment of the Pooled Mortgage Loans and certain related assets to the Trustee pursuant to Section 2.01(b) and in exchange therefor, the REMIC I Regular Interests and the REMIC I Residual Interest shall be issued. A separate REMIC I Regular Interest shall be issued with respect to each Pooled Mortgage Loan (other than the Birch Run Pooled Mortgage Loan), and two separate REMIC I Regular Interests shall be issued with respect to the Birch Run Pooled Mortgage Loan. For purposes of this Agreement, each REMIC I Regular Interest shall relate to the Mortgage Loan with respect to which it was issued and to any successor REO Mortgage Loan deemed outstanding with respect to any REO Property acquired in respect of any such Mortgage Loan. Neither the REMIC I Residual Interest nor any of the REMIC I Regular Interests shall be certificated. The REMIC I Regular Interests and the REMIC I Residual Interest shall collectively constitute the entire beneficial ownership of REMIC I.

                  (c) The REMIC I Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC I Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC I (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

                  (d) The designations for the REMIC I Regular Interests that relate to the Birch Run Pooled Mortgage Loan shall be "BR1" and "BR2", respectively. The designation for each other REMIC I Regular Interest shall be the identification number for the related Mortgage Loan set forth in the Pooled Mortgage Loan Schedule.

                  (e) Each REMIC I Regular Interest shall have an Uncertificated Principal Balance. As of the Closing Date, the Uncertificated Principal Balance of REMIC I Regular Interest BR1 shall be $40,000,000, the Uncertificated Principal Balance of REMIC I Regular Interest BR2 shall be $12,891,504 and the Uncertificated Principal Balance of each other REMIC I Regular Interest shall equal the Cut-off Date Principal Balance of the related Mortgage Loan (as specified in the Pooled

Mortgage Loan Schedule). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(l) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.04(c). Except as provided in the preceding sentence, the Uncertificated Principal Balance of each REMIC I Regular Interest shall not otherwise be increased or reduced. Deemed distributions to REMIC II in reimbursement of Unfunded Principal Balance Reductions with respect to a REMIC I Regular Interest shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC I Regular Interest.

                  (f) Each REMIC I Regular Interest shall have a REMIC I Remittance Rate. The REMIC I Remittance Rate with respect to any particular REMIC I Regular Interest for any Interest Accrual Period shall be calculated as follows:

                           (i) if, as of the Closing Date, the related Mortgage Loan bears or bore, as the case may be, interest calculated on a 30/360 Basis, then the REMIC I Remittance Rate with respect to the subject REMIC I Regular Interest for any Interest Accrual Period shall equal the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date; and

                           (ii) if, as of the Closing Date, the related Mortgage Loan bears or bore, as the case may be, interest calculated on an Actual/360 Basis, then the REMIC I Remittance Rate with respect to the subject REMIC I Regular Interest for any Interest Accrual Period shall (subject to adjustment as provided below) equal the product of (A) a fraction (expressed as a percentage), the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 30, multiplied by (B) the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date; provided that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Mortgage Loan, if the subject Interest Accrual Period occurs during January 2002 or during January of any year thereafter or during December 2001 or during December of any year thereafter that does not immediately precede a leap year, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal (M) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, as calculated without regard to this proviso, minus (N) a fraction (expressed as a percentage), the numerator of which is equal to 12 times the related Interest Reserve Amount that is to be transferred from the Distribution Account to the Interest Reserve Account with respect to such Interest Reserve Mortgage Loan in the following calendar month in accordance with Section 3.04(c), and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest (or, in the case of each Group BR REMIC I Regular Interest, the aggregate Uncertificated Principal Balance of both Group BR REMIC I Regular Interests) outstanding immediately prior to the related Distribution Date; and, provided, further, that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Mortgage Loan, if the subject Interest Accrual Period occurs during February of any year, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal
         (S) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, as calculated without regard to this proviso, plus (T) a fraction (expressed as a percentage), the numerator of which is equal to 12 times any related Interest Reserve Amount(s) to be transferred from the Interest Reserve Account to the Distribution Account with respect to such Interest Reserve Mortgage Loan pursuant to Section 3.05(c) for distribution on the related Distribution Date, and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest
         (or, in the case of each Group BR REMIC I Regular Interest, the aggregate Uncertificated Principal Balance of both Group BR REMIC I Regular Interests) outstanding immediately prior to the related Distribution Date.

                  (g) Each REMIC I Regular Interest shall bear interest, and such interest shall commence accruing on December 1, 2001. In the case of each REMIC I Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC I Regular Interest during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such REMIC I Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any REMIC I Regular Interest for any Interest Accrual Period that shall be distributable to REMIC II, as the holder of such REMIC I Regular Interest, on the related Distribution Date pursuant to Section 4.01(l), shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such REMIC I Regular Interest for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such REMIC I Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC I Regular Interest. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall, to the extent attributable to any particular Pooled Mortgage Loan, be allocated to the related REMIC I Regular Interest, except that any portion of such Net Aggregate Prepayment Interest Shortfall attributable to the Birch Run Mortgage Loan shall be allocated between the Group BR REMIC I Regular Interests on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any REMIC I Regular Interest for any Distribution Date is not deemed distributed to REMIC II, as the holder of such REMIC I Regular Interest, on such Distribution Date pursuant to Section 4.01(l), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC I Regular Interest for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any REMIC I Regular Interest for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC I Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC II with respect to such REMIC I Regular Interest on all such prior Distribution Dates, if any, pursuant to Section 4.01(l).

                  (h) Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC I Regular Interest shall be the Rated Final Distribution Date.

                  (i) The REMIC I Residual Interest shall not have a principal balance or bear interest.

                  SECTION 2.11. Conveyance of REMIC I Regular Interests; Acceptance of REMIC I Regular Interests by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the REMIC I Regular Interests to the Trustee for the benefit of the REMIC III Regular Interest Certificateholders and the Class R Certificateholders. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Regular Interest Certificateholders and Class R Certificateholders.

                  SECTION 2.12. Creation of REMIC II; Issuance of the REMIC II Regular Interests and the REMIC II Residual Interest; Certain Matters Involving REMIC II.

                  (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC II". The Closing Date is hereby designated as the "Startup Day" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

                  (b) Concurrently with the assignment of the REMIC I Regular Interests to the Trustee pursuant to Section 2.11 and in exchange therefor, the REMIC II Regular Interests and the REMIC II Residual Interest shall be issued. There shall be 19 separate REMIC II Regular Interests. Neither the REMIC II Residual Interest nor any of the REMIC II Regular Interests shall be certificated. The REMIC II Regular Interests and the REMIC II Residual Interest shall collectively constitute the entire beneficial ownership of REMIC II.

                  (c) The REMIC II Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC II Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC II (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

                  (d) The REMIC II Regular Interests shall have the following alphabetic and/or numeric designations: "A-1", "A-2", "A-3A", "A-3B", "B", "C", "D", "E", "F", "G", "H", "J", "K", "L", "M", "N", "P", "Q" and "BR",
respectively.

                  (e) Each REMIC II Regular Interest shall have an Uncertificated Principal Balance. The following table sets forth for each REMIC II Regular Interest the initial Uncertificated Principal Balance thereof:

    DESIGNATION OF
       REMIC II         INITIAL UNCERTIFICATED
   REGULAR INTEREST       PRINCIPAL BALANCE
   ----------------     ----------------------
         A-1                  $ 50,000,000
         A-2                  $ 90,000,000
         A-3A                 $128,114,000
         A-3B                 $402,019,000
          B                   $ 36,751,000
          C                   $ 10,810,000
          D                   $ 27,022,000
          E                   $ 11,890,000
          F                   $ 10,809,000
          G                   $ 14,052,000
          H                   $ 10,809,000
          J                   $ 18,376,000
          K                   $ 14,052,000
          L                   $  6,485,000
          M                   $  5,405,000
          N                   $  6,485,000
          P                   $  5,405,000
          Q                   $ 16,213,715
          BR                  $ 12,891,504


                  On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.01(k) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.04(b). Except as provided in the preceding sentence, the Uncertificated Principal Balance of each REMIC II Regular Interest shall not otherwise be increased or decreased. Deemed distributions to REMIC III in reimbursement of Unfunded Principal Balance Reductions with respect to a REMIC II Regular Interest, shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC II Regular Interest.

                  (f) REMIC II Regular Interest BR shall have a REMIC II Remittance Rate that, with respect to any Interest Accrual Period, shall equal the REMIC I Remittance in effect for REMIC I Regular Interest BR2 for such Interest Accrual Period. Each other REMIC II Regular Interest shall have a REMIC II Remittance Rate that, with respect to any Interest Accrual Period, shall equal the weighted average, expressed as a percentage and rounded to eight decimal places, of the respective REMIC I Remittance Rates in effect for all the REMIC I Regular Interests (other than REMIC I Regular Interest BR2) for such Interest Accrual Period, weighted on the basis of the respective Uncertificated Principal

Balances of such REMIC I Regular Interests outstanding immediately prior to the related Distribution Date.

                  (g) Each REMIC II Regular Interest shall bear interest, and such interest shall commence accruing on December 1, 2001. In the case of each REMIC II Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC II Regular Interest during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such REMIC II Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any REMIC II Regular Interest for any Interest Accrual Period that shall be distributable to REMIC III, as the holder of such REMIC II Regular Interest, on the related Distribution Date pursuant to Section 4.01(k), shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such REMIC II Regular Interest for the related Distribution Date) equal to
(i) the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC II Regular Interest. For purposes of the foregoing, the portion of the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date that was allocated to REMIC I Regular BR2 pursuant to Section 2.10(g) shall, in turn, be allocated to REMIC II Regular Interest BR, and the remaining portion of the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the REMIC II Regular Interests (other than REMIC II Regular Interest BR) on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any REMIC II Regular Interest for any Distribution Date is not deemed distributed to REMIC III, as the holder of such REMIC II Regular Interest, on such Distribution Date pursuant to Section 4.01(k), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC II Regular Interest for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any REMIC II Regular Interest for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC II Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC III with respect to such REMIC II Regular Interest on all such prior Distribution Dates, if any, pursuant to Section 4.01(k).

                  (h) Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC II Regular Interest shall be the Rated Final Distribution Date.

                  (i) The REMIC II Residual Interest shall not have a principal balance and shall not bear interest.

                  SECTION 2.13. Conveyance of REMIC II Regular Interests; Acceptance of REMIC II Regular Interests by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the REMIC II Regular Interests to the Trustee for the benefit of the REMIC III Regular Interest Certificateholders and the Class R Certificateholders. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Regular Interest Certificateholders and Class R Certificateholders.

                  SECTION 2.14. Creation of REMIC III; Issuance of the REMIC III Regular Interest Certificates, the Group X-2 REMIC III Regular Interests and the REMIC III Residual Interest; Certain Matters Involving REMIC III.

                  (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC II Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC III". The Closing Date is hereby designated as the "Startup Day" of REMIC III within the meaning of
Section 860G(a)(9) of the Code.

                  (b) Concurrently with the assignment of the REMIC II Regular Interests to the Trustee pursuant to Section 2.13 and in exchange therefor, the Group X-2 REMIC III Regular Interests and the REMIC III Residual Interest shall be issued, and the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the REMIC III Regular Interest Certificates in authorized denominations. There shall be 20 Classes of REMIC III Regular Interest Certificates. The Class X-2 Certificates shall collectively represent all of the Group X-2 REMIC III Regular Interests. The REMIC III Residual Interest shall not be certificated. The interests evidenced by the REMIC III Regular Interest Certificates, together with the REMIC III Residual Interest, shall collectively constitute the entire beneficial ownership of REMIC III.

                  (c) The respective Group X-2 REMIC III Regular Interests and the respective interests evidenced by the Class X-1 Certificates and the 18 Classes of Principal Balance Certificates shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC III Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code), in REMIC III. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC III (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

                  (d) The designations for the respective classes of the REMIC III Regular Interest Certificates are specified in Section 2.09.

                  The Group X-2 REMIC III Regular Interests will have the following respective alphabetic or alphanumeric designations: "X-2-A-3B", "X-2-B", "X-2-C", "X-2-D", "X-2-E", "X-2-F" and "X-2-G".

                  (e) Each Class of Principal Balance Certificates shall have a Class Principal Balance. The following table sets forth for each Class of Principal Balance Certificates the initial Class Principal Balance thereof.

          CLASS                  INITIAL CLASS
       DESIGNATION             PRINCIPAL BALANCE
       -----------             -----------------
           A-1                     $ 50,000,000
           A-2                     $ 90,000,000
           A-3                     $530,163,000
            B                      $ 36,751,000
            C                      $ 10,810,000
            D                      $ 27,022,000
            E                      $ 11,890,000
            F                      $ 10,809,000
            G                      $ 14,052,000
            H                      $ 10,809,000
            J                      $ 18,376,000
            K                      $ 14,052,000
            L                      $  6,485,000
            M                      $  5,405,000
            N                      $  6,485,000
            P                      $  5,405,000
            Q                      $ 16,213,715
            BR                     $ 12,891,504

                  On each Distribution Date, the Class Principal Balance of each Class of Principal Balance Certificates shall be permanently reduced by any distributions of principal made with respect to such Class of Certificates on such Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, and, further, by any Unfunded Principal Balance Reduction made with respect to such Class of Certificates on such Distribution Date pursuant to
Section 4.04(a). Except as provided in the preceding sentence, the Class Principal Balance of each Class of Principal Balance Certificates shall not otherwise be increased or reduced. Distributions to the Holders of any Class of Principal Balance Certificates in reimbursement of any Unfunded Principal Balance Reductions with respect to such Class of Certificates shall not constitute distributions of principal and shall not result in any reduction of the related Class Principal Balance.

                  The Interest Only Certificates shall not have principal balances. For purposes of accruing interest, however, the Class X-1 Certificates shall have a Class Notional Amount that is, as of any date of determination, equal to the total of the then Uncertificated Principal Balances of all the REMIC II Regular Interests (other than REMIC II Regular Interest BR); and the Class X-2 Certificates shall have a Class Notional Amount that is, as of any date of determination, equal to the total of the Uncertificated Principal Balances of REMIC II Regular Interest A-3B, REMIC II Regular Interest B, REMIC II Regular Interest C, REMIC II Regular Interest D, REMIC II Regular Interest E, REMIC II Regular Interest F and REMIC II Regular Interest G.

                  None of the Group X-2 REMIC III Regular Interests shall have principal balances. For purposes of accruing interest, however, each Group X-2 REMIC III Regular Interest shall have a notional amount that is, as of any date of determination, equal to the Uncertificated Principal Balance of its Corresponding REMIC II Regular Interest.

                  (f) Each Class of REMIC III Regular Interest Certificates shall have a Pass-Through Rate, and each Group X-2 REMIC III Regular Interest shall have a REMIC III Remittance Rate.

                  The Pass-Through Rate with respect to each Class of Principal Balance Certificates for any Interest Accrual Period shall be as follows:

                           (i) in the case of the Class A-1 Certificates, 4.482% per annum;

                           (ii) in the case of the Class A-2 Certificates, 6.168% per annum;

                           (iii) in the case of the Class A-3 Certificates, 6.499% per annum;

                           (iv) in the case of the Class B Certificates, the lesser of (A) 6.705% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest B for such Interest Accrual Period;

                           (v) in the case of the Class C Certificates, the lesser of (A) 6.842% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest C for such Interest Accrual Period;

                           (vi) in the case of the Class D Certificates, the lesser of (A) 6.970% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest D for such Interest Accrual Period;

                           (vii) in the case of the Class E Certificates, the lesser of (A) 7.087% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest E for such interest Accrual Period;

                           (viii)in the case of the Class F Certificates, the lesser of (A) 7.173% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest F for such Interest Accrual Period; and

                           (ix) in the case of the Class G Certificates, the lesser of (A) 7.222% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest G for such Interest Accrual Period;

                           (x) in the case of the Class H Certificates, the REMIC II Remittance Rate with respect to REMIC II Regular Interest H for such Interest Accrual Period;

                           (xi) in the case of the Class J Certificates 6.163% per annum;

                           (xii) in the case of the Class K Certificates 6.163% per annum;

                           (xiii) in the case of the Class L Certificates 6.163% per annum;

                           (xiv) in the case of the Class M Certificates 6.163% per annum;

                           (xv) in the case of the Class N Certificates 6.163% per annum;

                           (xvi) in the case of the Class P Certificates 6.163% per annum;

                           (xvii) in the case of the Class Q Certificates, 6.163% per annum; and

                           (xviii) in the case of the Class BR Certificates, the REMIC II Remittance Rate with respect to REMIC II Regular Interest BR for such Interest Accrual Period.

                  With respect to the Class X-1 Certificates, the related Pass-Through Rate for each Interest Accrual Period shall be a rate per annum equal to the excess, if any, of (i) the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC II Remittance Rates in effect during such Interest Accrual Period in respect of all of the REMIC II Regular Interests (other than REMIC II Regular Interest BR), over (ii) the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective Adjusted REMIC II Remittance Rates in effect during such Interest Accrual Period in respect of all of the REMIC II Regular Interests (other than REMIC II Regular Interest BR). For purposes of the foregoing, the relevant weighting shall be based on the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately prior to the related Distribution Date.

                  With respect to the Class X-2 Certificates, the Pass-Through Rate for any Interest Accrual Period shall equal the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC III Remittance Rates in effect for all of the Group X-2 REMIC III Regular Interests for such Interest Accrual Period, weighted on the basis of the respective notional amounts of the Group X-2 REMIC III Regular Interests immediately prior to the related Distribution Date.

                  The REMIC III Remittance Rate for any Group X-2 REMIC III Regular Interest for any Interest Accrual Period shall equal the excess, if any, of (i) the Adjusted REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding REMIC II Regular Interest in respect of such Group X-2 REMIC III Regular Interest, over (ii) the Net Adjusted REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding REMIC II Regular Interest in respect of such Group X-2 REMIC III Regular Interest.

                  (g) Each Class of REMIC III Regular Interest Certificates shall bear interest, and such interest shall commence accruing on the Cut-off Date. In the case of each Class of REMIC III Regular Interest Certificates, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period on the Class Principal Balance (or, in the case of a Class of Interest Only Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each Class of REMIC III Regular Interest Certificates during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such Class of Certificates for such Interest Accrual Period) shall equal 1/12 of the product of (i) the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period, multiplied by (ii) the Class Principal Balance (or, in the case of a Class of Interest Only Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to the Class X-2 Certificates for any Interest Accrual Period that is attributable to any particular Group X-2 REMIC III Regular Interest shall be an amount (herein referred to as the "Interest Accrual Amount" with respect to such Group X-2 REMIC III Regular Interest for such Interest Accrual Period) equal to 1/12 of the product of (i) the REMIC III Remittance Rate with respect to such Group X-2 REMIC III Regular Interest for such Interest Accrual Period, multiplied by (ii) the notional amount of such Group X-2 REMIC III Regular Interest immediately prior to the related Distribution Date.

                  The portion of the Interest Accrual Amount with respect to any Class of REMIC III Regular Interest Certificates for any Interest Accrual Period that shall be distributable to the Holders thereof on the related Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such Class of Certificates for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such Class of Certificates for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such Class of Certificates. For purposes of the foregoing, the portion of the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date that is allocable to REMIC II Regular Interest BR pursuant to Section 2.12(g) shall, in turn, be allocable to the Class BR Certificates, and the remaining portion of the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the Classes of REMIC III Regular Interest Certificates (other than the Class BR Certificates) on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. The portion of the Current Interest Distribution Amount with respect to the Class of X-2 Certificates for any Distribution Date that is attributable to any particular Group X-2 REMIC III Regular Interest shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such Group X-2 REMIC III Regular Interest for such Distribution Date) equal to (i) the Interest Accrual Amount with respect to such Group X-2 REMIC III Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) such Group X-2 REMIC III Regular Interest's share of the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such Class of Certificates. For purposes of the foregoing, any portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to the Class X-2 Certificates shall in turn be allocated among the Group X-2 REMIC III Regular Interests on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period.

                  If the entire Current Interest Distribution Amount with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date is not distributed to the Holders thereof on such Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such Class of Certificates for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such Class of Certificates for all prior Distribution Dates, if any, over (ii) the total amount of interest distributed to the Holders of such Class of Certificates on all such prior Distribution Dates, if any, pursuant to Section 4.01(a) or
Section 4.01(b), as applicable. The portion of the Carryforward Interest Distribution Amount with respect to the Class X-2 Certificates for any Distribution Date that is attributable to any particular Group X-2 REMIC III Regular Interest shall be an amount (herein referred to as the "Carryforward Interest Distribution Amount" with respect to such Group X-2 REMIC III Regular Interest for such Distribution Date) equal the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such Group X-2 REMIC III Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to the Holders of such Class of Certificates with respect to such Group X-2 REMIC III Regular Interest on all prior Distribution Dates, if any, pursuant to Section 4.01(a).

                  (h) Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each Class of REMIC III Regular Interest Certificates (or, in the case of the Class X-2 Certificates, for each Group X-2 REMIC III Regular Interest) shall be the Rated Final Distribution Date.

                  (i) The REMIC III Residual Interest shall not have a principal balance and shall not bear interest.

                  SECTION 2.15. Acceptance of Grantor Trusts by Trustee; Issuance of the Class Y and Class R Certificates.

                  (a) It is the intention of the parties hereto that the segregated pool of assets consisting of any collections of Post-ARD Additional Interest received on the ARD Mortgage Loans constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "Grantor Trust Y". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust Y and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class Y Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust Y, the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the Class Y Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust Y. The rights of the Holders of the Class Y Certificates to receive distributions from the proceeds of Grantor Trust Y, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

                  (b) The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse, all right, title and interest of the Depositor in and to the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest to the Trustee for the benefit of the Holders of the Class R Certificates. It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "Grantor Trust R". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust R and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class R Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust R, the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust R. The rights of the Holders of the Class R Certificates to receive distributions from the proceeds of Grantor Trust R, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND


                  SECTION 3.01.     Administration of the Mortgage Loans.

                  (a) The Master Servicer and the respective Special Servicers shall each service and administer the Mortgage Loans and any REO Properties that it is obligated to service and administer pursuant to this Agreement, for the benefit of the Certificateholders (or, in the case of each Mortgage Loan Pair and any related REO Property, for the benefit of the Certificateholders and the related Companion Mortgage Loan Noteholder), as a collective whole, in accordance with any and all applicable laws, in accordance with the express terms of this Agreement and the related Mortgage Loan Documents and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. The Master Servicer or the General Special Servicer, as applicable, in accordance with this Agreement, shall service and administer each Cross-Collateralized Group as a single Mortgage Loan as and when necessary and appropriate consistent with the Servicing Standard and applicable law and in accordance with this Agreement. Without limiting the foregoing, and subject to
Section 3.21, (i) the Master Servicer shall service and administer all Performing Mortgage Loans, (ii) the Birch Run Special Servicer shall service and administer (A) the Birch Run Mortgage Loan Pair, if a Servicing Transfer Event has occurred and is continuing with respect thereto, and (B) any REO Property that relates to the Birch Run Mortgage Loan Pair, and (iii) the General Special Servicer shall service and administer (X) each other Mortgage Loan as to which a Servicing Transfer Event has occurred and is continuing, and (Y) each other REO Property; provided, however, that the Master Servicer shall continue to collect information and, subject to its receipt of information from the Special Servicers as provided herein, prepare and deliver all reports to the Trustee and the Certificate Administrator required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Mortgage Loans), to process payments at the direction of the Special Servicers, and to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein; and provided, further, that the Special Servicers shall render such incidental services with respect to any Performing Mortgage Loans as are specifically provided for herein. The Master Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property.

                  (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicers shall each have full power and authority, acting alone or through Sub-Servicers, to do or cause to be done any and all things in connection with such servicing and administration referred to in Section 3.01(a) that it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicers, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and other related collateral; and (ii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. In addition, without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicers, with respect to each of the Mortgage Loans it is obligated to service hereunder, is authorized and empowered by the Trustee to execute and deliver, in accordance with the Servicing Standard and subject to Sections 3.08 and 3.20, any and all assumptions, modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File. Subject to Section 3.10, the Trustee shall, at the written request of a Servicing Officer of the Master Servicer or a Special Servicer, furnish, or cause to be so furnished, to the Master Servicer or such Special Servicer, as appropriate, any limited powers of attorney and other documents (each of which shall be prepared by the Master Servicer or such Special Servicer, as applicable) necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder, including for purposes of drawing on any letter of credit; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or a Special Servicer.

                  (c) The relationship of each of the Master Servicer and the Special Servicers to the Trustee and, unless they are the same Person, each other under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02.     Collection of Mortgage Loan Payments.

                  (a) The Master Servicer (in the case of Performing Mortgage Loans), the Birch Run Special Servicer (in the case of the Birch Run Mortgage Loan Pair if such Mortgage Loans are Specially Serviced Mortgage Loans) and the General Special Servicer (in the case of all other Specially Serviced Mortgage Loans) shall each undertake reasonable efforts consistent with the Servicing Standard to collect all payments called for under the terms and provisions of the Mortgage Loans and shall follow such collection procedures as are consistent with applicable law and the Servicing Standard; provided, however, that neither the Master Servicer nor the Birch Run Special Servicer shall, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than, in the case of the Master Servicer, the making of requests for its collection), and the General Special Servicer shall only do so if (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the reasonable judgment of the General Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD Additional Interest has not been forgiven in accordance with Section 3.20 and, in the reasonable judgment of the General Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the Master Servicer (as to Performing Mortgage Loans), the Birch Run Special Servicer (in the case of any Birch Run Specially Serviced Mortgage Loans) and the General Special Servicer (as to all other Specially Serviced Mortgage Loans) each may waive any Default Charges in connection with any specific delinquent payment on a Mortgage Loan it is obligated to service hereunder.

                  (b) Ninety days prior to the maturity date of each Balloon Mortgage Loan, the Master Servicer shall send a notice to the related Borrower of such maturity date (with a copy to be sent to the Applicable Special Servicer) and shall request confirmation that the Balloon Payment will be paid by such date.

                  SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), in which all Escrow Payments received by it with respect to the Mortgage Loans

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shall be deposited and retained. Subject to any terms of the related Mortgage
Loan Documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only: (i) to effect the payment of real estate taxes, assessments, insurance premiums (including, without limitation, premiums on any Environmental Insurance Policy), ground rents (if applicable) and comparable items in respect of the related Mortgaged Property;
(ii) to reimburse the Master Servicer, the Applicable Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) to refund to the related Borrower any sums as may be determined to be overages; (iv) to pay interest or other income, if required and as described below, to the related Borrower on balances in the Servicing Account (or, if and to the extent not payable to the related Borrower to pay such interest or other income (up to the amount of any Net Investment Earnings in respect of such Servicing Account for each related Investment Period) to the Master Servicer); or (v) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. The Master Servicer shall pay or cause to be paid to the Borrowers interest and other income, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if and to the extent required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. Promptly after any Escrow Payments are received by a Special Servicer from any Borrower, and in any event within one Business Day after any such receipt, such Special Servicer shall remit such Escrow Payments to the Master Servicer for deposit in the applicable Servicing Account(s).

                  (b) The Master Servicer shall as to each Mortgage Loan (including each Specially Serviced Mortgage Loan) (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts consistent with the Servicing Standard to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan Documents; provided, however, that if such Mortgage Loan does not require the related Borrower to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer and the Special Servicers each shall, as to those Mortgage Loans it is obligated to service hereunder, and subject to and in accordance with the Servicing Standard, enforce the requirement of the related Mortgage that the Borrower make payments in respect of such items at the time they first become due.

                  (c) In accordance with the Servicing Standard, the Master Servicer shall, as to all the Mortgage Loans (including Specially Serviced Mortgage Loans), advance with respect to each Mortgaged Property all such funds as are necessary for the purpose of effecting the timely payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents or other rents (if applicable), and (iii) premiums on Insurance Policies (including, without limitation, Environmental Insurance Policies), in each instance if and to the extent that Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due, and the related Borrower has failed to pay such item on a timely basis; provided that, in the case of amounts described in the preceding clause (i), the

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Master Servicer shall not make a Servicing Advance of any such amount if the
Master Servicer reasonably anticipates (in accordance with the Servicing Standard) that such amounts will be paid by the related Borrower on or before the applicable penalty date, in which case the Master Servicer shall use its best efforts consistent with the Servicing Standard to confirm whether such amounts have been paid and shall make a Servicing Advance of such amounts, if necessary, not later than five Business Days following confirmation by the Master Servicer that such amounts have not been, or are not reasonably likely to be, paid by the applicable penalty date. In no event shall the Master Servicer be required to make any Servicing Advance under this Section 3.03(c) to the extent such advance would, if made, constitute a Nonrecoverable Servicing Advance. All such Advances shall be reimbursable in the first instance from related collections from the Borrowers and further as provided in Section 3.05(a). No costs incurred by the Master Servicer or a Special Servicer in effecting the payment of real estate taxes, assessments and similar items and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit; provided, however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

                  (d) The Master Servicer shall establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), in which all Reserve Funds, if any, received by it with respect to the Mortgage Loans shall be deposited and retained. As and to the extent consistent with the Servicing Standard and the related Mortgage Loan Documents and subject to Section 3.20 hereto, the Master Servicer may make withdrawals of amounts so deposited, and draws under any Letter of Credit delivered in lieu of Reserve Funds, to pay for, or to reimburse the related Borrower in connection with, the costs associated with the related tenant improvements, leasing commissions, repairs, replacements, capital improvements, environmental testing and remediation, litigation and/or other special expenses at or with respect to the related Mortgaged Property for which such Reserve Funds were intended or such Letter of Credit was delivered and, in the case of a Reserve Fund constituting debt service reserve accounts, to apply amounts on deposit therein in respect of principal and interest on the related Mortgage Loan. In addition, in the case of each Mortgage Loan identified on Exhibit B-1F, as and to the extent consistent with the Servicing Standard and the related Mortgage Loan Documents, the Master Servicer may make withdrawals of amounts so deposited, and draws under any Letter of Credit so delivered, to prepay the Mortgage Loan in the event certain leasing or other economic criteria are not satisfied at the related Mortgaged Property (but only if such prepayment is required by the related Mortgage Loan Documents or continuing to hold such funds or Letter of Credit as Additional Collateral is not consistent with the Servicing Standard), or to release such amounts to the related Borrower or otherwise apply such amounts for any other appropriate purpose in the event that such criteria are satisfied, and the Master Servicer may return any Letter of Credit so delivered to the related Borrower, provided that the Master Servicer shall not release to the related Borrower any such performance holdback Reserve Funds, or return to the related Borrower any related Letter of Credit delivered in lieu of performance holdback Reserve Funds, the amount of which Reserve Funds or Letter of Credit are at least equal to the lesser of 5% of the unpaid principal balance or $200,000, unless and until: (i) the Master Servicer has so notified the Applicable Special Servicer, in writing, and has provided such Special Servicer with a recommendation and analysis and any written or electronic information in the Master Servicer's possession regarding such Mortgage Loan or the related Mortgaged Property that such Special Servicer may reasonably request within ten Business Days of receiving such written notice; and (ii) such Special Servicer has consented to such release of any such performance holdback Reserve Funds or return of any related Letter of Credit (such consent to be given or withheld in accordance with

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the Servicing Standard and to be deemed given if such Special Servicer does not object in writing to such release of any such performance holdback Reserve Funds or return of any such Letter of Credit within 15 Business Days after receiving such additional information from the Master Servicer (or, if it did not request additional information, within 15 Business Days after receiving such notice), including the Controlling Class Representative's five-Business Day response period pursuant to Section 3.24 and the Birch Run Operating Advisor's 10-Business Day response period pursuant to Section 3.04 of the Birch Run Co-Lender Agreement). Subject to the terms of the related Mortgage Loan Documents, each Reserve Account shall be an Eligible Account. Interest and other income, if any, earned on funds on deposit in any Reserve Account held by the Master Servicer (to the extent of any Net Investment Earnings with respect to such Reserve Account for any related Investment Period), shall be for the benefit of and payable to the Master Servicer, unless otherwise required to be paid to the related Borrower by law or the terms of the related Mortgage Loan. Any out-of-pocket expenses incurred by the Master Servicer to enable the Master Servicer to make any draw under any Letter of Credit shall constitute a Servicing Advance, and the Master Servicer shall make reasonable efforts to recover such expenses from the related Borrower to the extent the Borrower is required to pay such expenses under the terms of the related Mortgage Loan.

                  (e) To the extent an operations and maintenance plan referred to on the Mortgage Loan Schedule is required to be established and executed pursuant to the terms of an escrow agreement, operations and maintenance plan agreement or similar agreement or other agreement related to environmental matters contained in the Servicing File or Mortgage File, the Master Servicer shall request from the Borrower written confirmation thereof within a reasonable time after the later of the Closing Date and the date as of which such plan is required to be established or completed. To the extent any other action or remediation with respect to environmental matters is required to have been taken or completed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall request from the Borrower written confirmation of such action and remediations within a reasonable time after the later of the Closing Date and the date as of which such action or remediations are required to have been taken or completed. To the extent that a Borrower shall fail to promptly respond to any inquiry described in this Section 3.03(e), the Master Servicer shall notify the Trustee, the Applicable Special Servicer, the Controlling Class Representative, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, with respect to the Birch Run Mortgage Loan Pair, the Birch Run Operating Advisor. The Master Servicer shall promptly notify the Trustee, the Applicable Special Servicer, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, with respect to the Birch Run Mortgage Loan Pair, the Birch Run Operating Advisor if the Master Servicer shall determine that any Borrower has failed to perform its obligations under the related Mortgage Loan in respect of environmental matters.

                  (f) Subject to applicable law and the terms of the related Mortgage Loan Documents, funds in the Servicing Accounts and the Reserve Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06.

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                  SECTION 3.04.     Collection Account, Mortgage Loan Pair
                                    Custodial Accounts, Distribution Account,
                                    Interest Reserve Account and Gain on Sale
                                    Reserve Fund.

                  (a) The Master Servicer shall segregate and hold all funds collected and received in connection with the Mortgage Pool separate and apart from its own funds and general assets. In connection therewith, the Master Servicer shall establish and maintain one or more segregated accounts (collectively, the "Collection Account"), in which the funds described below are to be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account, within two Business Days of receipt (in the case of payments by Borrowers (other than the Borrowers under the respective Mortgage Loan Pairs) or other collections on the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs)) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of the Master Servicer in respect of the Mortgage Pool subsequent to the Closing Date (other than in respect of scheduled payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which payments shall be delivered promptly to the related Pooled Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

                           (i) all payments, from whatever source, or transfers from a debt service reserve account, on account of principal of the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs), including Principal Prepayments;

                           (ii) all payments, from whatever source, or transfers from a debt service reserve account, on account of interest on the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs), including Default Interest and Post-ARD Additional Interest;

                           (iii) all Prepayment Premiums and late payment charges received in respect of the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs);

                           (iv) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received in respect of the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs), all Liquidation Proceeds of the type described in clauses (iii) through (vi) of the definition of "Liquidation Proceeds" received in respect of the Birch Run Pooled Mortgage Loan and/or the MJ Ocala Hilton Pooled Mortgage Loan and all Liquidation Proceeds of the type described in clause (iv) and clause (v) of the definition of "Liquidation Proceeds" received in respect of any REO Properties;

                           (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Collection Account;

                           (vi) any amounts required to be deposited by the Master Servicer or a Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause

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
         in a blanket or master forced place hazard policy with respect to the Mortgage Loans (other than the Mortgage Loans comprising the respective Mortgage Loan Pairs);

                           (vii) any amounts required to be transferred to the Collection Account from either Mortgage Loan Pair Custodial Account pursuant to Section 3.05(a), any REO Account pursuant to Section 3.16(c), any Purchase Price Security Deposit Account pursuant to
         Section 2.03(b) or any Special Reserve Account pursuant to Section 2.03(e); and

                           (viii)insofar as they do not constitute Escrow Payments, any amounts paid by the Borrower under any Mortgage Loan (other than one of the Mortgage Loans in a Mortgage Loan Pair) specifically to cover items for which a Servicing Advance has been made.

                  In addition, the Master Servicer shall establish and maintain one or more segregated accounts with respect to each Mortgage Loan Pair (collectively, as to each Mortgage Loan Pair, a "Mortgage Loan Pair Custodial Account"), which may be a sub-account of the Collection Account in which the funds described below with respect to such Mortgage Loan Pair are to be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders and the related Companion Mortgage Loan Noteholder, as their interests may appear. Each account that constitutes a Mortgage Loan Pair Custodial Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Mortgage Loan Pair Custodial Account for each Mortgage Loan Pair, within two Business Days of receipt (in the case of payments by the related Borrower or other collections on such Mortgage Loan
Pair) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of the Master Servicer in respect of such Mortgage Loan Pair subsequent to the Closing Date (other than in respect of scheduled payments of principal and interest due and payable on such Mortgage Loan Pair on or before the Cut-off Date, which payments shall be delivered promptly to the related Pooled Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

                           (i) all payments, from whatever source, or transfers from a debt service reserve account, on account of principal of the subject Mortgage Loan Pair, including Principal Prepayments;

                           (ii) all payments, from whatever source, or transfers from a debt service reserve account, on account of interest on the subject Mortgage Loan Pair, including Default Interest and Post-ARD Additional Interest;

                           (iii) all Prepayment Premiums and late payment charges received in respect of the subject Mortgage Loan Pair;

                           (iv) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received in respect of the subject Mortgage Loan Pair;

                           (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in such Mortgage Loan Pair Custodial Account;

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
                           (vi) any amounts required to be deposited by the Master Servicer or a Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master forced place hazard policy with respect to the subject Mortgage Loan Pair;

                           (vii) any amounts relating to any REO Property in respect of the subject Mortgage Loan Pair to be transferred to such Mortgage Loan Pair Custodial Account from any REO Account pursuant to
         Section 3.16(c);

                           (viii) insofar as they do not constitute Escrow Payments, any amounts paid by the Borrower under the subject Mortgage Loan Pair specifically to cover items for which a Servicing Advance has been made; and

                           (ix) any P&I Advance required to be made by the Master Servicer hereunder with respect to the subject Mortgage Loan Pair or any successor REO Mortgage Loans.

                  The foregoing requirements for deposit in the Collection Account and the Mortgage Loan Pair Custodial Accounts shall be exclusive. Without limiting the generality of the foregoing, (A) actual payments from Borrowers in the nature of Escrow Payments, assumption fees, assumption application fees, extension fees, modification fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds, and processing or similar fees, need not be deposited by the Master Servicer in the Collection Account or either Mortgage Loan Pair Custodial Account, and (B) with respect to any amount representing a sub-servicing fee that otherwise would be required to be deposited by the Master Servicer in the Collection Account or either Mortgage Loan Pair Custodial Account and that, once so deposited, would have been permitted to be withdrawn immediately from the Collection Account or such Mortgage Loan Pair Custodial Account, as the case may be, pursuant to Section 3.05 as part of the payment of the Master Servicing Fee, such amount shall be deemed to have been deposited to and withdrawn from the Collection Account or such Mortgage Loan Pair Custodial Account, as the case may be, for such purpose to the extent that such sum has been retained by the Sub-Servicer pursuant to the related Sub-Servicing Agreement. The Master Servicer shall promptly deliver to the Applicable Special Servicer any of the foregoing items received by it, if and to the extent that such items constitute Additional Special Servicing Compensation. If the Master Servicer shall deposit in the Collection Account or either Mortgage Loan Pair Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account or such Mortgage Loan Pair Custodial Account, as the case may be, any provision herein to the contrary notwithstanding.

                  Upon receipt of any of the amounts described in clauses (i) through (iv) and (viii) of each of the first and second paragraphs of this
Section 3.04(a) with respect to any Mortgage Loan, a Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Collection Account or a Mortgage Loan Pair Custodial Account, as applicable, unless such Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement. With respect to any such amounts paid by check to the order of a Special Servicer, such Special Servicer shall endorse such check to the order of the Master Servicer (in its capacity as such), without recourse, representation or warranty, unless such Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement. Any such amounts received by a Special Servicer with respect to any REO Property shall be deposited by such Special Servicer into

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the REO Account and remitted to the Master Servicer for deposit into the
Collection Account or a Mortgage Loan Pair Custodial Account, as applicable, pursuant to Section 3.16(c).

                  Notwithstanding that the Mortgage Loan Pair Custodial Account may be a sub-account of the Collection Account for reasons of administrative convenience, the Mortgage Loan Pair Custodial Account and the Collection Account shall, for all purposes of this Agreement (including the obligations and responsibilities of the Master Servicer hereunder), be considered to be and shall be required to be treated as, separate and distinct accounts. The Master Servicer shall indemnify and hold harmless the Trust Fund against any losses arising out of the failure by the Master Servicer to perform its duties and obligations hereunder as if such accounts were separate. Furthermore, notwithstanding anything contained herein to the contrary, amounts deposited or maintained in a Mortgage Loan Pair Custodial Account which are payable or allocable in respect of a Companion Mortgage Loan shall not be assets of the Trust and shall be paid directly to the holder of the Companion Mortgage Loan in accordance with the terms of this Agreement. The provisions of this paragraph shall survive any resignation or removal of the Master Servicer and appointment of a successor trustee.

                  (b) The Certificate Administrator shall establish and maintain one or more segregated accounts (collectively, the "Distribution Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Distribution Account shall be an Eligible Account. The Certificate Administrator shall, as a bookkeeping matter, establish and maintain two sub-accounts of the Distribution Account (i) one of which sub-accounts (such sub-account, the "REMIC Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the REMIC III Regular Interest Certificates and the Class R Certificates and (ii) one of which sub-accounts (such sub-account, the "Class Y Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the Class Y Certificates. By 2:00 p.m. (New York City time) on each Master Servicer Remittance Date, the Master Servicer shall deliver to the Certificate Administrator, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date. Immediately upon deposit of the Master Servicer Remittance Amount for any Master Servicer Remittance Date into the Distribution Account, any portion thereof that represents any Post-ARD Additional Interest related to the ARD Mortgage Loans (other than any ARD Mortgage Loans that are also Companion Mortgage Loans) shall be deemed to have been deposited into the Class Y Sub-Account, and the remaining portion thereof shall be deemed to have been deposited into the REMIC Sub-Account. In addition, the Master Servicer shall, as and when required hereunder, deliver to the Certificate Administrator for deposit in the Distribution Account any P&I Advances and Compensating Interest Payments required to be made by the Master Servicer hereunder with respect to the Mortgage Pool and not otherwise required to be deposited in a Mortgage Loan Pair Custodial Account. Furthermore, any amounts paid by any party hereto to indemnify the Trust Fund pursuant to any provision hereof shall be delivered to the Certificate Administrator for deposit in the Distribution Account. The Certificate Administrator shall, upon receipt, deposit in the Distribution Account any and all amounts received or, pursuant to Section 4.03, advanced by the Trustee or any Fiscal Agent that are required by the terms of this Agreement to be deposited therein. As and when required pursuant to Section 3.05(c), the Certificate Administrator shall transfer Interest Reserve Amounts in respect of the Interest Reserve Mortgage Loans from the Interest Reserve Account to the Distribution Account. Furthermore, as and when required pursuant to Section 3.05(d), the Certificate Administrator shall transfer monies from the Gain on Sale Reserve Fund to the Distribution Account. If the Certificate Administrator shall deposit in the Distribution Account any amount not required to be

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deposited therein, it may at any time withdraw such amount from the Distribution
Account, any provision herein to the contrary notwithstanding.

                  (c) The Certificate Administrator shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account") to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Interest Reserve Account shall be an Eligible Account. On the Distribution Date in January (except during a leap year) and February of each calendar year, commencing in 2002, prior to any distributions being made in respect of the Certificates on such Distribution Date, the Certificate Administrator shall, with respect to each Interest Reserve Mortgage Loan, withdraw from the Distribution Account and deposit in the Interest Reserve Account an amount equal to the Interest Reserve Amount, if any, in respect of such Interest Reserve Mortgage Loan for such Distribution Date; provided that no such transfer of monies from the Distribution Account to the Interest Reserve Account shall be made on the Final Distribution Date.

                  (d) Upon or prior to the receipt of any Excess Liquidation Proceeds in connection with the liquidation of any defaulted Pooled Mortgage Loan or REO Property, the Certificate Administrator shall establish and maintain one or more accounts (collectively, the "Gain on Sale Reserve Fund") to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Gain on Sale Reserve Fund shall be an Eligible Account. On each Master Servicer Remittance Date, the Master Servicer shall deposit, or shall deliver to the Certificate Administrator to deposit, into the Gain on Sale Reserve Fund that portion, if any, of the Master Servicer Remittance Amount received by it on such Master Servicer Remittance Date that constitutes Excess Liquidation Proceeds, which Excess Liquidation Proceeds shall be indicated by the Master Servicer in the CMSA Loan Periodic Update File; provided that no such deposit into the Gain on Sale Reserve Fund shall be made in the month in which the Final Distribution Date occurs.

                  (e) Funds in the Collection Account and each Mortgage Loan Pair Custodial Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Funds in the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund shall remain uninvested. The Master Servicer shall give notice to the other parties hereto of the location of each of the Collection Account and the Mortgage Loan Pair Custodial Accounts as of the Closing Date and of the new location of each of the Collection Account and the Mortgage Loan Pair Custodial Accounts prior to any change thereof. The Distribution Account, Interest Reserve Account and Gain on Sale Reserve Fund shall initially be held at the Corporate Trust Office of the Certificate Administrator, and the Certificate Administrator shall give notice to the parties hereto of the new location of each of the Distribution Account, Interest Reserve Account and Gain on Sale Reserve Fund prior to any change thereof.

                  SECTION 3.05. Permitted Withdrawals From the Collection Account, the Mortgage Loan Pair Custodial Accounts, the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                           (i) to remit to the Certificate Administrator for deposit in the Distribution Account the Master Servicer Remittance Amount for each Master Servicer Remittance Date and

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
         any amounts that may be applied to make P&I Advances with respect to the Mortgage Pool pursuant to Section 4.03(a);

                           (ii) to reimburse any Fiscal Agent, the Trustee or itself, in that order, for unreimbursed P&I Advances made thereby (in each case, with its own funds) with respect to the Mortgage Pool (other than a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any successor REO Mortgage Loan), any Fiscal Agent's, the Trustee's and the Master Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (ii) with respect to any such P&I Advance being limited, however, to amounts that represent Late Collections of interest and principal received in respect of the particular Pooled Mortgage Loan or REO Mortgage Loan as to which such P&I Advance was made (net of related Master Servicing Fees and/or Workout Fees);

                           (iii) to pay to itself earned and unpaid Master Servicing Fees with respect to the Mortgage Pool (other than a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any successor REO Mortgage Loan) through the end of the then most recently ended calendar month, the Master Servicer's rights to payment pursuant to this clause
         (iii) with respect to any particular Pooled Mortgage Loan or successor REO Mortgage Loan being limited, however, to amounts received on or in respect of such Pooled Mortgage Loan (whether in the form of payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) or successor REO Mortgage Loan (whether in the form of REO Revenues, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) that are allocable as interest thereon;

                           (iv) to pay to each Special Servicer, out of general collections on the Pooled Mortgage Loans and any REO Properties, earned and unpaid Special Servicing Fees with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan in the Mortgage Pool through the end of the then most recently ended calendar month; provided that no withdrawals from the Collection Account shall be made pursuant to this clause (iv) to pay unpaid Special Servicing Fees with respect to a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any successor REO Mortgage Loan unless and until a Final Recovery Determination has been made with respect to the Companion Mortgage Loan in such Mortgage Loan Pair and any amounts received with respect to such Companion Mortgage Loan in connection with such Final Recovery Determination are insufficient to pay the subject Special Servicing Fees;

                           (v) to pay each Special Servicer (or, if applicable, any predecessor thereto) earned and unpaid Workout Fees and Liquidation Fees to which it is entitled with respect to any Pooled Mortgage Loan (other than a Pooled Mortgage Loan that is part of a Mortgage Loan
         Pair) or any REO Property (other than an REO Property that relates to a Mortgage Loan Pair) pursuant to, and from the sources contemplated by, the second and third paragraphs of Section 3.11(c);

                           (vi) to reimburse any Fiscal Agent, the Trustee, itself or the Applicable Special Servicer, in that order, for any unreimbursed Servicing Advances made thereby (in each case, with its own funds) with respect to any Pooled Mortgage Loan (other than a Pooled Mortgage Loan that is part of a Mortgage Loan Pair) or any REO Property (other than an REO Property that relates to a Mortgage Loan
         Pair), any Fiscal Agent's, the Trustee's, the Master Servicer's and such Special Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (vi) with respect to any such Servicing Advance being limited, however, to (A)

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         payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of the particular Pooled Mortgage Loan or REO Property as to which such Servicing Advance was made;

                           (vii) to reimburse any Fiscal Agent, the Trustee, itself or either Special Servicer, in that order, out of general collections on the Pooled Mortgage Loans and any REO Properties, for any unreimbursed Advances made thereby (other than P&I Advances with respect to Companion Mortgage Loans) that have been determined to be Nonrecoverable Advances; provided that no withdrawals from the Collection Account shall be made pursuant to this clause (vii) to pay any Nonrecoverable Advances with respect to a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any successor REO Mortgage Loan unless and until a Final Recovery Determination has been made with respect to the Companion Mortgage Loan in such Mortgage Loan Pair and any amounts received with respect to such Companion Mortgage Loan in connection with such Final Recovery Determination are insufficient to pay the subject Nonrecoverable Advances;

                           (viii) to make payments, out of Default Charges collected on the related Pooled Mortgage Loan or successor REO Mortgage Loan (other than a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any successor REO Mortgage Loan), of unpaid interest on Advances and, except for Special Servicing Fees, Workout Fees and Liquidation Fees, any other unpaid expenses that, if paid from a source other than such Default Charges, would constitute Additional Trust Fund Expenses, all in accordance with clauses first and third of Section 1.04(a);

                           (ix) to the extent that the Master Servicer has reimbursed or is reimbursing any Fiscal Agent, the Trustee, itself or the Applicable Special Servicer, as applicable, for any unreimbursed Advance (other than a P&I Advance with respect to a Companion Mortgage Loan or any successor REO Mortgage Loan) pursuant to clause (ii), (vi) or (vii) above, pursuant to the last paragraph of this Section 3.05(a) or pursuant to Section 3.03(c), and insofar as payment has not already been made, and the Default Interest then on deposit in the Collection Account or any related Mortgage Loan Pair Custodial Account and available to make such payment, is not sufficient to do so, to also pay such Person, out of general collections on the Pooled Mortgage Loans and any REO Properties, any related Advance Interest accrued and payable on the portion of such Advance so reimbursed or being reimbursed; provided that no withdrawals from the Collection Account shall be made pursuant to this clause (ix) to pay unpaid Advance Interest with respect to any Servicing Advance relating to a Mortgage Loan Pair or any related REO Property unless and until a Final Recovery Determination has been made with respect to the Companion Mortgage Loan in such Mortgage Loan Pair and any amounts received with respect to such Companion Mortgage Loan in connection with such Final Recovery Determination are insufficient to pay the subject Advance Interest; and provided, further, that no withdrawals from the Collection Account shall be made pursuant to this clause (ix) to pay unpaid Advance Interest with respect to P&I Advances on a Companion Mortgage Loan;

                           (x) to pay itself any items of Additional Master Servicing Compensation, and to pay each Special Servicer any items of Additional Special Servicing Compensation to which it is entitled pursuant to Section 3.11(d), in each case on deposit in the Collection Account from time to time;

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
                           (xi) to reimburse the Trustee, the Master Servicer, each Special Servicer, the Certificate Administrator and the Tax Administrator for any reasonable out-of-pocket expenses for which it is entitled to be reimbursed pursuant to, and from the sources contemplated by, Section 2.03(f);

                           (xii) to pay any unpaid Liquidation Expenses incurred with respect to any Pooled Mortgage Loan or REO Property, such payments to be made first out of Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of such Pooled Mortgage Loan or REO Property, as the case may be, and then out of general collections on other Pooled Mortgage Loans and REO Properties; provided that, in the case of Liquidation Expenses incurred with respect to a Pooled Mortgage Loan that is part of a Mortgage Loan Pair or any related REO Property, the Master Servicer may not pay such Liquidation Expenses out of the Collection Account unless and until it has exhausted all amounts available to pay such Liquidation Expenses on deposit in the related Mortgage Loan Pair Custodial Account;

                           (xiii) to pay, in accordance with Section 3.11(i), out of general collections on the Pooled Mortgage Loans and any REO Properties, certain servicing expenses that would, if advanced, constitute Nonrecoverable Servicing Advances;

                           (xiv) to pay, out of general collections on the Pooled Mortgage Loans and any REO Properties, for costs and expenses incurred by the Trust Fund pursuant to Section 3.09(c) (other than the costs that are, as expressly set forth in Section 3.09(c), to be covered by, and reimbursable as, a Servicing Advance);

                           (xv) to pay itself, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Custodian, the Depositor, the Trustee, any Fiscal Agent, or any of their respective directors, officers, members, managers, employees and agents, as the case may be, out of general collections on the Pooled Mortgage Loans and any REO Properties, any expenses, reimbursements or indemnities payable to any such Person pursuant to Section 6.03,
         Section 7.01(b), Section 8.05(b), or Section 8.13, as applicable; provided that no withdrawals from the Collection Account shall be made pursuant to this clause (xv) to pay any such expenses, reimbursements or indemnities with respect to a Mortgage Loan Pair or any related REO Property unless and until a Final Recovery Determination has been made with respect to the Companion Mortgage Loan in such Mortgage Loan Pair and any amounts received with respect to such Companion Mortgage Loan in connection with such Final Recovery Determination are insufficient to pay the subject expenses, reimbursements or indemnities;

                           (xvi) to pay, out of general collections on the Pooled Mortgage Loans and any REO Properties, for (A) the cost of the Opinion of Counsel contemplated by Section 11.02(a), and (B) the cost of recording this Agreement in accordance with Section 11.02(a);

                           (xvii) to pay, out of general collections on the Pooled Mortgage Loans and any REO Properties, for (A) any out-of-pocket expense reasonably incurred by a Special Servicer in connection with its inspecting or causing the inspection of any REO Property or any Mortgaged Property securing a Specially Serviced Mortgage Loan in accordance with Section 3.12(a), (B) any expense (including the reasonable fees of tax accountants and attorneys) incurred by the Tax Administrator pursuant to Section 3.17(a)(iii) in connection with providing advice to a

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
         Special Servicer, (C) any reasonable expense (including reasonable attorneys' fees and disbursements) that a Special Servicer incurs pursuant to its assuming the defense of the Controlling Class Representative in accordance with Section 3.23(e) and (D) any fee earned by the Master Servicer for making a Fair Value Determination in respect of any Specially Designated Defaulted Pooled Mortgage Loan pursuant to Section 3.18(b); provided that no withdrawals from the Collection Account shall be made pursuant to subclause (A) or (B) of this clause (xvii) for any expense referred to in such subclause that was incurred with respect to a Mortgaged Property or an REO Property that relates to a Mortgage Loan Pair unless and until a Final Recovery Determination has been made with respect to the Companion Mortgage Loan in such Mortgage Loan Pair and any amounts received with respect to such Companion Mortgage Loan in connection with such Final Recovery Determination are insufficient to pay the subject expense;

                           (xviii) to pay to the Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent, the Tax Administrator, the Certificate Administrator, the Custodian or the Depositor, as the case may be, any amount specifically required to be paid to such Person out of the Collection Account under any provision of this Agreement to which reference is not made in any other clause of this Section 3.05(a), it being acknowledged that this clause (xviii) shall not be construed to modify any limitation otherwise set forth in this Agreement on the time at which any Person is entitled to payment or reimbursement of any amount or the funds from which any such payment or reimbursement is permitted to be made;

                           (xix) to pay itself, either Special Servicer, a Pooled Mortgage Loan Seller, a Controlling Class Certificateholder, a Class BR Certificateholder or any other particular Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased or otherwise removed from the Trust Fund by such Person pursuant to or as contemplated by this Agreement, all amounts received thereon subsequent to the date of purchase; and

                           (xx) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

                  If amounts on deposit in the Collection Account at any particular time (after withdrawing any portion of such amounts deposited in the Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses (ii) through (xix) above, then the corresponding withdrawals from the Collection Account shall be made in the following priority and subject to the following rules: (A) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a pro rata basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds, provided that where, as in clauses (ii) and (vi), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds; and (B) if the payment, reimbursement or remittance can be made from any funds on deposit in the Collection Account, then (following any withdrawals made from the Collection Account in accordance with the immediately preceding clause (A) above) such payment, reimbursement or remittance shall be made from the general funds remaining on a pro rata basis with any and all other payments, reimbursements or remittances to be made from such general funds, provided that where, as in clause (vii), an order of

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

priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clause, payments, reimbursements or remittances pursuant to such clause shall be made in such order of priority to the extent of available funds.

                  The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to any of clauses (ii) through (xix) above.

                  In addition, the Master Servicer may, from time to time, make withdrawals from the Mortgage Loan Pair Custodial Account with respect to each Mortgage Loan Pair for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                           (i) on each Mortgage Loan Pair Remittance Date in respect of the related Mortgage Loan Pair, to (A) transfer to the Collection Account that portion of the applicable Mortgage Loan Pair Remittance Amount for such Mortgage Loan Pair Remittance Date that is payable to the holder of the Pooled Mortgage Loan on such Mortgage Loan Pair Remittance Date in accordance with Section 5.01 of the Birch Run Co-Lender Agreement or in accordance with the MJ Ocala Hilton Co-Lender Agreement, as applicable, and (B) to pay to the applicable Companion Mortgage Loan Noteholder that portion of the applicable Mortgage Loan Pair Remittance Amount for such Mortgage Loan Pair Remittance Date that is payable to the holder of the Companion Mortgage Loan on such Mortgage Loan Pair Remittance Date in accordance with Section 5.01 of the Birch Run Co-Lender Agreement or in accordance with the MJ Ocala Hilton Co-Lender Agreement, as applicable;

                           (ii) to reimburse any Fiscal Agent, the Trustee or itself, in that order, for unreimbursed P&I Advances made thereby (in each case, with its own funds) with respect to each Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan, any Fiscal Agent's, the Trustee's and the Master Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (ii) with respect to any such P&I Advance being limited, however, to amounts that represent Late Collections of interest and principal received in respect of such Mortgage Loan or successor REO Mortgage Loan (net of related Master Servicing Fees and/or Workout Fees);

                           (iii) to pay to itself earned and unpaid Master Servicing Fees with respect to each Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan through the end of the then most recently ended calendar month, the Master Servicer's rights to payment pursuant to this clause (iii) with respect to each Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan being limited, however, to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) or such successor REO Mortgage Loan (whether in the form of REO Revenues, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) that are allocable as interest thereon;

                           (iv) to pay to the Applicable Special Servicer, out of any collections on the subject Mortgage Loan Pair or any related REO Property, any earned and unpaid Special Servicing Fees with respect to the subject Mortgage Loan Pair (if the Mortgage Loans therein have become Specially Serviced Mortgage Loans) or any successor REO Mortgage Loans through the end of the then most recently ended calendar month;

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
                           (v) to pay the Applicable Special Servicer (or, if applicable, any predecessor thereto), any earned and unpaid Workout Fees and Liquidation Fees to which it is entitled with respect to the subject Mortgage Loan Pair or any successor REO Mortgage Loans pursuant to, and from the sources contemplated by, the second and third paragraphs of Section 3.11(c);

                           (vi) to reimburse any Fiscal Agent, the Trustee, itself or the Applicable Special Servicer, in that order, for any unreimbursed Servicing Advances made thereby (in each case, with its own funds) with respect to the subject Mortgage Loan Pair, the related Mortgaged Property or any related REO Property, any Fiscal Agent's, the Trustee's, the Master Servicer's and such Special Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause
         (vi) with respect to any such Servicing Advance being limited to (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of the subject Mortgage Loan Pair or any related REO Property;

                           (vii) to make payments, out of Default Charges collected on the Companion Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan, of unpaid interest on Servicing Advances with respect to the subject Mortgage Loan Pair, the related Mortgaged Property or any related REO Property, unpaid interest on P&I Advances with respect to the Companion Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan and, except for Special Servicing Fees, Workout Fees and Liquidation Fees, any other expenses relating to the subject Mortgage Loan Pair, any successor REO Mortgage Loans or any related REO Property that, if paid from a source other than such Default Charges, would constitute Additional Trust Fund Expenses;

                           (viii) to make payments, out of Default Charges collected on the Pooled Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan, of unpaid interest on Servicing Advances with respect to the subject Mortgage Loan Pair, the related Mortgaged Property or any related REO Property, unpaid interest on P&I Advances with respect to the Pooled Mortgage Loan in the subject Mortgage Loan Pair or any successor REO Mortgage Loan and, except for Special Servicing Fees, Workout Fees and Liquidation Fees, any other expenses relating to the subject Mortgage Loan Pair, any successor REO Mortgage Loans or any related REO Property that, if paid from a source other than such Default Charges, would constitute Additional Trust Fund Expenses;

                           (ix) to the extent that the Master Servicer has reimbursed or is reimbursing any Fiscal Agent, the Trustee, itself or a Special Servicer, as applicable, for any unreimbursed Advance with respect to the subject Mortgage Loan Pair, any successor REO Mortgage Loans, the related Mortgaged Property or any related REO Property pursuant to clause (ii) or (vi) of this paragraph or pursuant to
         Section 3.03(c), and insofar as payment has not already been made, and the Default Interest then on deposit in such Mortgage Loan Pair Custodial Account that may be applied to pay Advance Interest with respect to such Advance pursuant to clause (vii) and/or clause (viii) above is not sufficient to make such payment pursuant to such clause
         (vii) and/or clause (viii) above, to also pay such Person any related Advance Interest accrued and payable on the portion of such Advance so reimbursed or being reimbursed, out of (A) in the case of Advance Interest on a Servicing Advance, any collections on the subject Mortgage Loan Pair or

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
         any REO Property on deposit in such Mortgage Loan Pair Custodial Account or (B) in the case of Advance Interest on a P&I Advance, out of any collections on the particular Mortgage Loan in such Mortgage Loan Pair as to which such P&I Advance is made or any collections on any related REO Property allocable to any successor REO Mortgage Loan;

                           (x) to pay itself any items of Additional Master Servicing Compensation, and to pay the Applicable Special Servicer any items of Additional Special Servicing Compensation, in each case on deposit in such Mortgage Loan Pair Custodial Account from time to time;

                           (xi) to pay any unpaid Liquidation Expenses incurred with respect to the subject Mortgage Loan Pair or any related REO Property, such payments to be made out of Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of such Mortgage Loan Pair or REO Property, as the case may be;

                           (xii) to pay itself, the Applicable Special Servicer, the Tax Administrator, the Certificate Administrator, the Custodian, the Depositor, the Trustee, any Fiscal Agent, or any of their respective directors, officers, members, managers, employees and agents, as the case may be, out of any collections on the subject Mortgage Loan Pair or any related REO Property, any expenses, reimbursements or indemnities payable to any such Person pursuant to
         Section 6.03, Section 7.01(b), Section 8.05(b), or Section 8.13, as applicable, with respect to the subject Mortgage Loan Pair or any related REO Property;

                           (xiii) to pay, out of any collections on the subject Mortgage Loan Pair or any related REO Property, for (A) any out-of-pocket expense reasonably incurred by the Applicable Special Servicer in connection with its inspecting or causing the inspection of any related REO Property or, if the subject Mortgage Loan Pair have become Specially Serviced Mortgage Loans, of the related Mortgaged Property in accordance with Section 3.12(a) and (B) any expense (including the reasonable fees of tax accountants and attorneys) incurred by the Tax Administrator pursuant to Section 3.17(a)(iii) in connection with providing advice to the Applicable Special Servicer with respect to the subject Mortgage Loan Pair or any related REO Property;

                           (xiv) to pay to the Master Servicer, the Applicable Special Servicer, the Trustee, any Fiscal Agent, the Tax Administrator, the Certificate Administrator, the Custodian or the Depositor, as the case may be, any amount specifically required to be paid to such Person out of such Mortgage Loan Pair Custodial Account under any provision of this Agreement to which reference is not made in any other clause of this paragraph, it being acknowledged that this clause (xiv) shall not be construed to modify any limitation otherwise set forth in this Agreement on the time at which any Person is entitled to payment or reimbursement of any amount or the funds from which any such payment or reimbursement is permitted to be made;

                           (xv) to pay itself, the Applicable Special Servicer, a Pooled Mortgage Loan Seller, a Controlling Class Certificateholder, a Class BR Certificateholder or any other particular Person, as the case may be, with respect to either Mortgage Loan in the subject Mortgage Loan Pair, if such Mortgage Loan is no longer subject to this Agreement; and

                           (xvi) to clear and terminate such Mortgage Loan Pair Custodial Account at the termination of this Agreement pursuant to
         Section 9.01.

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
                  (b) The Certificate Administrator shall, from time to time, make withdrawals from the Distribution Account for each of the following purposes, to the extent not previously paid (the order set forth below not constituting an order of priority for such withdrawals):

                           (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01;

                           (ii) to pay itself, the Trustee, the Tax
         Administrator or any of their respective directors, officers, employees and agents any amounts payable or reimbursable to any such Person pursuant to Section 8.05, including the Certificate Administrator's Fee to the Certificate Administrator and the Trustee's Fee to the Trustee;

                           (iii) to pay the Certificate Registrar, the Custodian, the Tax Administrator, any Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 8.05(b) and 8.13(a);

                           (iv) to pay for the cost of the Opinions of Counsel sought by the Certificate Administrator or the Trustee as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee or Certificate Administrator which amendment is in furtherance of the rights and interests of Certificateholders;

                           (v) to pay any and all federal, state and local taxes imposed on the Trust or on the assets or transactions of the Trust, together with all incidental costs and expenses, and any and all expenses relating to tax audits, if and to the extent that either (A) none of the parties hereto are liable therefor pursuant to Section 10.01(b) and/or Section 10.01(f) or (B) any such Person that may be so liable has failed to timely make the required payment;

                           (vi) to transfer Interest Reserve Amounts in respect of the Interest Reserve Mortgage Loans to the Interest Reserve Account as and when required by Section 3.04(c); and

                           (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.


                  (c) On the Master Servicer Remittance Date in March of each year (commencing in March 2002), and in any event on the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Certificate Administrator shall withdraw from the Interest Reserve Account and deposit in the Distribution Account all Interest Reserve Amounts in respect of the Interest Reserve Mortgage Loans then on deposit in the Interest Reserve Account.

                  (d) On each Distribution Date, prior to 11:00 a.m. New York City time, the Certificate Administrator shall withdraw from the Gain on Sale Reserve Fund and deposit in the Distribution Account, for distribution on such Distribution Date pursuant to Section 4.01, an amount equal to the lesser of (i) the entire amount, if any, then on deposit in the Gain on Sale Reserve Fund and
(ii) the excess, if any, of the aggregate amount distributable on such Distribution Date pursuant to Sections 4.01(a) and 4.01(b), over the Standard Available Distribution Amount for such Distribution Date (calculated without regard to such transfer from the Gain on Sale Reserve Fund to the Distribution Account); provided that on the Final Distribution Date, prior to 11:00 a.m. New York City time, the

Certificate Administrator shall withdraw from the Gain on Sale Reserve Fund and deposit in the Distribution Account, for distribution on such Distribution Date pursuant to Section 4.01, any and all amounts then on deposit in the Gain on Sale Reserve Fund.

                  (e) The Trustee, any Fiscal Agent, the Certificate Administrator, the Tax Administrator, the Depositor, the Master Servicer and the Special Servicers, as applicable, shall in all cases have a right prior to the Certificateholders and the Companion Mortgage Loan Noteholders to any particular funds on deposit in the Collection Account, the Mortgage Loan Pair Custodial Accounts and the Distribution Account from time to time for the reimbursement or payment of compensation, Advances (with interest thereon at the Reimbursement
Rate) and their respective expenses hereunder, but only if and to the extent such compensation, Advances (with interest) and expenses are to be reimbursed or paid from such particular funds on deposit in the Collection Account, a Mortgage Loan Pair Custodial Account or the Distribution Account pursuant to the express terms of this Agreement.

                  SECTION 3.06. Investment of Funds in the Collection Account, the Mortgage Loan Pair Custodial Accounts, Servicing Accounts, Reserve Accounts and the REO Account.

                  (a) The Master Servicer may direct (pursuant to a standing order or otherwise) any depository institution (including the Certificate Administrator) maintaining the Collection Account, a Mortgage Loan Pair Custodial Account or any Servicing Account or Reserve Account held by it, and each Special Servicer may direct (pursuant to a standing order or otherwise) any depository institution maintaining on its behalf any accounts constituting the REO Account, to invest, or if it is such depository institution, may itself invest, the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") in (but only in) one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement or the related Mortgage Loan Documents, as applicable; provided that any such investment of funds in any Servicing Account or Reserve Account shall be subject to applicable law and the terms of the related Mortgage Loan Documents; and provided, further, that the funds in any Investment Account shall remain uninvested unless and until the Master Servicer or the appropriate Special Servicer, as applicable, gives timely investment instructions with respect thereto pursuant to this Section 3.06. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Collection Account, the Mortgage Loan Pair Custodial Accounts, the Servicing Accounts and the Reserve Accounts) and the appropriate Special Servicer (with respect to Permitted Investments of amounts in an account comprising the REO Account), acting on behalf of the Trustee (and, in the case of a Mortgage Loan Pair Custodial Account, the related Companion Mortgage Loan Noteholder) shall (and the Trustee (or, in the case of a Mortgage Loan Pair Custodial Account, each of the Trustee and the related Companion Mortgage Loan Noteholder) hereby designates the Master Servicer and each Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security", "uncertificated security" or "deposit account". For purposes of this Section 3.06(a), (i) the terms "entitlement holder", "security entitlement", "control" (except with respect to deposit accounts), "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and the terms "control" (with respect to

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deposit accounts) and "deposit account" shall have the meanings given to such terms in Revised Article 9 (1998 Revision) of the UCC, and (ii) "control" of any Permitted Investment by the Master Servicer or a Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised Article 8 (1994 Revision) of the UCC or Revised
Article 9 (1998 Revision) of the UCC, as applicable. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Collection Account, a Mortgage Loan Pair Custodial Account or any Servicing Account or Reserve Account) or the appropriate Special Servicer (in the case of an account comprising the REO Account) shall:

                  (x) consistent with any notice required to be given
                      thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount at least equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or such Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in the Collection Account or a Mortgage Loan Pair Custodial Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each related Investment Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with
Section 3.05(a). Whether or not the Master Servicer directs the investment of funds in any Servicing Account or Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each related Investment Period and, further, if and to the extent not required to be paid to the related Borrower pursuant to applicable law or the terms of the related Mortgage Loan, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to withdrawal from time to time in accordance with Section 3.03. Whether or not the appropriate Special Servicer directs the investment of funds in any account comprising the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each related Investment Period, shall be for the sole and exclusive benefit of such Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account (other than a loss of what would otherwise have constituted investment earnings and, in the case of a Servicing Account or an REO Account, other than a loss of an investment made for the benefit of the related Borrower, which is either invested at the direction of the related Borrower or as required under the related Mortgage Loan Documents), the Master Servicer (in the case of the Collection Account, a Mortgage Loan Pair Custodial Account and any Servicing Account or Reserve Account) and the appropriate Special Servicer (in the case of any account comprising the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the related Investment Period during which such loss was incurred, the amount of the Net Investment Loss, if any, in respect of such Investment Account for such related Investment Period (or, in the case of a Servicing Account or Reserve Account, the entire amount of such loss).

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                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of any payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, and the Master Servicer or the appropriate Special Servicer, as applicable, has not taken such action, the Trustee may, and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class of REMIC III Regular Interest Certificates, the Trustee shall, take such action to enforce such payment or performance, including the institution and prosecution of appropriate legal proceedings.

                  (d) Amounts on deposit in the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund shall remain uninvested.

                  (e) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including the calculation of the Total Available Distribution Amount, the Standard Available Distribution Amount, the Class BR Available Distribution Amount, the Master Servicer Remittance Amount and the Mortgage Loan Pair Remittance Amounts, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

                  SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

                  (a) The Master Servicer shall, as to all the Mortgage Loans, use reasonable efforts in accordance with the Servicing Standard to cause the related Borrower to maintain, and, if the related Borrower does not do so, the Master Servicer (even in the case of Specially Serviced Mortgage Loans) shall itself maintain (subject to Sections 3.11(h) and 3.11(i) hereof, and to the extent the Trustee, as mortgagee of record, has an insurable interest and to the extent available at commercially reasonable rates), all insurance coverage as is required under the related Mortgage subject to applicable law; provided that if any Mortgage permits the holder thereof to dictate to the Borrower the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or the Applicable Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard and shall require that such insurance be obtained from Qualified Insurers with the Required Claims-Paying Ratings. If and to the extent that the Borrower under any Mortgage Loan fails to maintain any such insurance coverage with respect to the related Mortgaged Property, the Master Servicer shall cause such insurance to be maintained with Qualified Insurers that possess (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings; provided that the Trustee, as mortgagee of record, has an insurable interest, the maintenance of such insurance is consistent with the Servicing Standard and the subject insurance is available at commercially reasonable rates. The Applicable Special Servicer shall also cause to be maintained for each REO Property, in each case with a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings at the time such policy is purchased, no less insurance coverage than was previously required of the related Borrower under the related Mortgage and, if the related Mortgage did not so require, hazard insurance, public liability insurance, flood insurance (if applicable) and, to the extent consistent with the Servicing Standard, business interruption or rent loss insurance and earthquake insurance, all in such amounts as are consistent with the Servicing Standard. All such insurance policies shall: (i) contain a "standard" mortgagee clause, with loss payable to the Master Servicer on behalf of the Trustee (in the case of

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insurance maintained in respect of the Mortgaged Properties); or (ii) shall name the Trustee as the insured, with loss payable to the Applicable Special Servicer on behalf of the Trustee (in the case of insurance maintained in respect of REO Properties). All such insurance policies shall be issued by an insurer authorized under applicable law to issue such insurance, and, unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or the Applicable Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan (other than a Birch Run Mortgage Loan or an MJ Ocala Hilton Mortgage Loan), in the related Mortgage Loan Pair Custodial Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of either a Birch Run Mortgage Loan or an MJ Ocala Hilton Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of any REO Property. Any cost incurred by the Master Servicer or a Special Servicer, as applicable in maintaining any such insurance shall not, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts due and owing from the related Borrower under such Mortgage Loan.

                  (b) If the Master Servicer or a Special Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgaged Properties (in the case of the Master Servicer), the Birch Run REO Property (in the case of the Birch Run Special Servicer) or any and all other REO Properties (in the case of the General Special Servicer), then, to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or such Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the Mortgaged Properties or REO Properties, as applicable, so covered, and the premium costs thereof shall be, if and to the extent they are specifically attributable either to a specific Mortgaged Property during any period that the related Borrower has failed to maintain the hazard insurance required under the related Mortgage Loan in respect of such Mortgaged Property or to a specific REO Property, a Servicing Advance reimbursable pursuant to and to the extent permitted under Section 3.05(a); provided that, to the extent that such premium costs are attributable to properties other than Mortgaged Properties and/or REO Properties or are attributable to Mortgaged Properties as to which the hazard insurance required under the related Mortgage Loan is being maintained, they shall be borne by the Master Servicer or such Special Servicer, as the case may be, without right of reimbursement. Such a blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Applicable Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property, as applicable, a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy (taking into account any deductible clause that would have been permitted therein), promptly deposit into the Collection Account (or, if the loss related to a Mortgage Loan Pair or any related REO Property, into the related Mortgage Loan Pair Custodial Account) from its own funds (without right of reimbursement) the amount of such losses up to the difference between the amount of the deductible clause in such blanket policy and the amount of any deductible clause that would have been permitted under such property specific policy. The Master Servicer and the Special Servicers each agree to prepare and present, on

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behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

                  If the Master Servicer shall cause any Mortgaged Property or the Applicable Special Servicer shall cause any REO Property to be covered by a master forced place insurance policy naming the Master Servicer or such Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Applicable Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or REO Property (in the case of the Applicable Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Borrower has failed to maintain the required insurance coverage, or the Applicable Special Servicer shall cause any REO Property, to be covered by such master forced place insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or such Special Servicer, as applicable, shall constitute a Servicing Advance. The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan Documents, pursue the related Borrower for the amount of such incremental costs. All other costs associated with any such master forced place insurance policy (including, any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or the Applicable Special Servicer, as the case may be, without right of reimbursement. Such master forced place insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Applicable Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, as the case may be, a policy otherwise complying with the provisions of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy had it been maintained, promptly deposit into the Collection Account (or, if the loss related to a Mortgage Loan Pair or any related REO Property, into the related Mortgage Loan Pair Custodial Account) from its own funds (without right of reimbursement) the amount not otherwise payable under the master forced place policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

                  (c) On or before the Closing Date, with respect to each of the Environmentally Insured Mortgage Loans, the Depositor shall notify the insurer under the related Environmental Insurance Policy and take all other action necessary for the Trustee, on behalf of the Certificateholders, to be an insured (and for the Master Servicer, on behalf of the Trust, to make claims) under such Environmental Insurance Policy. In the event that the Master Servicer has actual knowledge of any event (an "Insured Environmental Event") giving rise to a claim under any Environmental Insurance Policy referred to on the Mortgage Loan Schedule or as listed on Exhibit B-1E in respect of any Environmentally Insured Mortgage Loan for which the Borrower has not filed a claim, the Master Servicer shall, in accordance with the terms of such Environmental Insurance Policy and the Servicing Standard, timely make a claim thereunder with the appropriate insurer and shall take such other actions necessary under such Environmental Insurance Policy in order to realize the full value thereof for the benefit of the Certificateholders. With respect to each Environmental Insurance Policy in respect of an

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
Environmentally Insured Mortgage Loan, the Master Servicer shall review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy to realize the full value thereof for the benefit of the Certificateholders in the event the Master Servicer has actual knowledge of an Insured Environmental Event giving rise to a claim under such policy.

                  The Master Servicer shall abide by the terms and conditions precedent to payment of claims under the Environmental Insurance Policies with respect to the Environmentally Insured Mortgage Loans and take all such action as may be required to comply with the terms and provisions of such policies in order to maintain such policies in full force and effect and to make claims thereunder.

                  In the event that the Master Servicer receives notice of any termination of any Environmental Insurance Policy with respect to Environmentally Insured Mortgage Loan, the Master Servicer shall, within five Business Days after receipt of such notice, notify the Applicable Special Servicer, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair), the Rating Agencies and the Trustee of such termination in writing. Upon receipt of such notice, the Master Servicer shall address such termination in accordance with Section 3.07(a). Any legal fees, premiums or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with enforcing the obligations of the Borrower under any Environmental Insurance Policy or a resolution of such termination of an Environmental Insurance Policy shall be paid by the Master Servicer and shall be reimbursable to it as a Servicing Advance.

                  The Master Servicer shall monitor the actions, and enforce the obligations, of the related Borrower under each Environmentally Insured Mortgage Loan insofar as such actions/obligations relate to (i) to the extent consistent with Section 3.07(a), the maintenance (including, without limitation, any required renewal) of an Environmental Insurance Policy with respect to the related Mortgaged Property or (ii) environmental testing or remediation at the related Mortgaged Property.

                  (d) The Master Servicer and the Special Servicers each shall at all times during the term of this Agreement keep in force with Qualified Insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. The Master Servicer and the Special Servicers each shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or a Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

                  In addition, the Master Servicer and the Special Servicers each shall at all times during the term of this Agreement keep in force with Qualified Insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligation to service the Mortgage Loans for which it is responsible hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Such errors and omissions policy shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

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                  (e) All insurance coverage required to be maintained under this Section 3.07 shall be obtained from Qualified Insurers.

                  SECTION 3.08.     Enforcement of Alienation Clauses.

                  The Master Servicer (with respect to Performing Mortgage Loans), the Birch Run Special Servicer (with respect to Birch Run Specially Serviced Mortgage Loans) and the General Special Servicer (with respect to other Specially Serviced Mortgage Loans), on behalf of the Trustee as the mortgagee of record, shall evaluate any right to transfer and, subject to Section 3.24, shall enforce the restrictions contained in any Mortgage Loan on transfers or further encumbrances of the related Mortgaged Property and/or interests in the related Borrower, unless the Master Servicer or the Applicable Special Servicer, as applicable, has determined, in its reasonable judgment, that waiver of such restrictions would be in accordance with the Servicing Standard; provided that, if it involves any Pooled Mortgage Loan that is one of the ten largest Pooled Mortgage Loans in the Mortgage Pool or that, individually or together with all other Pooled Mortgage Loans, if any, that are in the same Cross-Collateralized Group as such Pooled Mortgage Loan or have the same Borrower as such Pooled Mortgage Loan or have Borrowers that are known to the Master Servicer or the Applicable Special Servicer, as applicable, to be affiliated with the Borrower under such Pooled Mortgage Loan, has a Cut-off Date Principal Balance of $15,000,000 or more, then neither the Master Servicer nor the Applicable Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" or "due-on encumbrance" clause until it has received written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and provided, further, that neither the Master Servicer nor the Applicable Special Servicer shall (to the extent that it is within the control thereof to prohibit such event) consent to the transfer of any Mortgaged Property which secures a Cross-Collateralized Group unless all of the Mortgaged Properties securing such Cross-Collateralized Group are transferred simultaneously by the respective Borrower; and provided, further, that the Master Servicer shall not waive any right it has or grant any consent it is otherwise entitled to withhold under any "due-on-sale" or "due-on-encumbrance" clause unless (i) it has so notified the Applicable Special Servicer in writing and has provided the Applicable Special Servicer with the recommendation and analysis and any written or electronic information in the Master Servicer's possession regarding the subject Mortgage Loan or the related Mortgaged Property that the Applicable Special Servicer may reasonably request within 15 Business Days of receiving such written notice and (ii) the Applicable Special Servicer (subject to Section 3.24 of this Agreement and, if applicable, Section 3.04 of the Birch Run Co-Lender Agreement) has consented to such waiver or the granting of such consent (the Applicable Special Servicer's consent to be given or withheld in accordance with the Servicing Standard and to be deemed given if the Applicable Special Servicer does not object in writing within 15 Business Days after receiving such additional information from the Master Servicer (or, if the Applicable Special Servicer did not request additional information, within 15 Business Days after receiving such notice from the Master Servicer), including the Controlling Class Representative's five-Business Day response period pursuant to Section 3.24 of this Agreement and the Birch Run Operating Advisor's 10-Business Day response period pursuant to Section 3.04 of the Birch Run Co-Lender Agreement).

                  After having made any determination to waive (or to consent to the Master Servicer's waiving) the Trust's rights under a "due-on-sale" or "due-on encumbrance" clause, the Applicable Special Servicer shall deliver to the Trustee, the Certificate Administrator, each Rating Agency, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a

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Mortgage Loan Pair) and the Master Servicer an Officer's Certificate setting forth the basis for such determination. In making such determination, the Applicable Special Servicer shall, among other things, take into account, subject to the Servicing Standard and the related Mortgage Loan Documents, any increase in taxes (based on a fully assessed number calculated off of the proposed purchase price) as a result of the transfer. The Applicable Special Servicer shall compute a debt service coverage ratio for the subject Mortgage Loan using leasing commissions, tenant improvement costs and capital expenditures deducted from cash flow in amounts equal to the originator's capital expenditures, tenant improvement costs and leasing commission items at origination and taxes based on a fully assessed number calculated off of the proposed purchase price.

                  If the Master Servicer (in the case of a Performing Mortgage
Loan) or the Applicable Special Servicer (in the case of a Specially Serviced Mortgage Loan) collects an assumption fee, or if the Master Servicer collects a related application fee, in connection with any transfer or proposed transfer of any interest in a Borrower or a Mortgaged Property, and if the Master Servicer, in either case, or the Applicable Special Servicer, as the case may be, fails to collect from such Borrower or the related transferee (or waives the collection of) any fees, expenses or costs associated with that transfer or proposed transfer which may be required to be paid by such Borrower or related transferee, under the terms of the related Mortgage Loan or applicable law, then the Master Servicer, as to a Performing Loan, shall first apply any related application fee received, and then apply the assumption fee, or the Applicable Special Servicer, as to a Specially Serviced Mortgage Loan, shall apply the assumption fee to first cover any such fees, expenses or costs with respect to such transfer or proposed transfer that would otherwise be payable from or reimbursable out of the Trust Fund, and only the portion of such assumption application fee or such assumption fee remaining after payment of such fees, expenses and costs shall be payable to the Master Servicer and/or the Applicable Special Servicer, as applicable, as additional compensation under Section 3.11 hereof; and provided, further that, subject to the last sentence of Section 3.20(d), the Master Servicer (in the case of a Performing Mortgage Loan) or the Applicable Special Servicer (in the case of a Specially Serviced Mortgage Loan) shall collect all fees, costs and expenses with respect to such transfer unless the Master Servicer or such Special Servicer, as applicable, determines that such collection of any such fees, costs and expenses would violate the Servicing Standard.

                  SECTION 3.09.     Realization Upon Defaulted Mortgage Loans.

                  (a) The Applicable Special Servicer shall, subject to Sections 3.09(b), 3.09(c), 3.09(d) and 3.24 of this Agreement and Section 3.04 of the Birch Run Co-Lender Agreement, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of real property and other collateral securing any Mortgage Loan as comes into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including pursuant to Section 3.20; provided that neither the Master Servicer nor the Birch Run Special Servicer shall, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than the making of requests for its collection), and the General Special Servicer will do so only if such Mortgage Loan has become a Specially Serviced Mortgage Loan and either (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the reasonable judgment of the General Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD

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Additional Interest has not been forgiven in accordance with Section 3.20 and, in the reasonable judgment of the Master Servicer or the Applicable Special Servicer, as the case may be, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. In connection with the foregoing, in the event of a default under any Mortgage Loan or Cross-Collateralized Group that is secured by real properties located in multiple states, and such states include California or another state with a statute, rule or regulation comparable to California's "one action rule", then the Applicable Special Servicer shall consult Independent counsel regarding the order and manner in which the Applicable Special Servicer should foreclose upon or comparably proceed against such properties. The reasonable costs of such consultation shall be paid by, and shall be reimbursable to, the Applicable Special Servicer (or, subject to Section 3.19(b), the Master Servicer) as a Servicing Advance. In addition, all costs and expenses incurred in any such proceedings shall be paid by, and reimbursable to, the Applicable Special Servicer (or, subject to Section 3.19(b), the Master Servicer) as a Servicing Advance. Nothing contained in this Section 3.09 shall be construed so as to require the Applicable Special Servicer, on behalf of the Trust, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Applicable Special Servicer taking into account the factors described in Section
3.18 and the results of any appraisal obtained pursuant to the following sentence or otherwise, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Applicable Special Servicer deems it necessary in accordance with the Servicing Standard for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, the Applicable Special Servicer is authorized to have an Appraisal completed with respect to such property (the cost of which appraisal shall be covered by, and be reimbursable as, a Servicing Advance).

                  (b) Notwithstanding any other provision of this Agreement, the Applicable Special Servicer shall not acquire a Mortgaged Property on behalf of the Trust and, in the case of a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, under such circumstances, in such manner or pursuant to such terms as would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by REMIC I at any given time constitutes not more than a de minimis amount of the assets of REMIC I within the meaning of Treasury regulation section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by
Section 3.17(a), subject the Trust to the imposition of any federal income taxes under the Code. Subject to the foregoing, however, a Mortgaged Property may be acquired through a single member limited liability company pursuant to Section
3.16. In addition, the Applicable Special Servicer shall not acquire any personal property on behalf of the Trust pursuant to this Section 3.09 unless either:

                           (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by such Special Servicer; or

                           (ii) such Special Servicer shall have obtained an Opinion of Counsel (the cost of which shall be covered by, and reimbursable as, a Servicing Advance) to the effect that the holding of such personal property as part of the Trust Fund will not result in an Adverse REMIC Event with respect to any REMIC Pool.

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                  (c) Notwithstanding the foregoing provisions of this Section
3.09, the Applicable Special Servicer shall not obtain title to a Mortgaged Property, on behalf of the Trust and, in the case of a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders and any affected Companion Mortgage Loan Noteholder, could, in the reasonable, good faith judgment of such Special Servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

                           (i) the Applicable Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Applicable Special Servicer deems necessary and prudent) of such Mortgaged Property conducted by an Independent Person who regularly conducts Phase I Environmental Assessments and performed during the 12-month period preceding any such acquisition of title or other action, that the Mortgaged Property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

                           (ii) subject to Section 3.24 of this Agreement and
         Section 3.04 of the Birch Run Co-Lender Agreement, in the event that the determination described in clause (c)(i) above cannot be made, the Applicable Special Servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in clause
         (c)(i) above, and taking into account the coverage provided under any related Environmental Insurance Policy, that it would maximize the recovery to the Certificateholders and any affected Companion Mortgage Loan Noteholder (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders and any affected Companion Mortgage Loan Noteholder to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such remedial, corrective and/or other further actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in clause (c)(i) above.

                  Any such determination by the Applicable Special Servicer contemplated by clause (i) or clause (ii) of the preceding paragraph shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee, the Master Servicer, any affected Companion Mortgage Loan Noteholder, the Controlling Class Representative and, in the case of the Birch Run Mortgaged Property, the Birch Run Operating Advisor, specifying all of the bases for such determination, such Officer's Certificate to be accompanied by all related environmental reports. The cost of such Phase I Environmental Assessment and any such additional environmental testing shall be advanced by the Master Servicer at the direction of the Applicable Special Servicer given in accordance with the Servicing Standard; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a). The cost of any remedial, corrective or other further action contemplated by clause (ii) of the preceding paragraph shall be payable out of the Collection Account pursuant to Section 3.05 or, in the case of a Mortgage Loan Pair or related REO Property, shall be advanced by the Master Servicer at the direction of the Applicable Special Servicer; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance.

                  (d) If neither of the conditions set forth in clause (i) and clause (ii) of the first sentence of Section 3.09(c) has been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, then (subject to Section 3.24 of this Agreement and Section 3.04 of the Birch Run Co-Lender Agreement) the Applicable Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trust, release all or a portion of such Mortgaged Property from the lien of the related Mortgage.

                  (e) The Applicable Special Servicer shall report to the Trustee, the Master Servicer, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair), the Controlling Class Representative and, in the case of the Birch Run Mortgaged Property, the Birch Run Operating Advisor monthly in writing as to any actions taken by the Applicable Special Servicer with respect to any Mortgaged Property as to which neither of the conditions set forth in clauses (i) and (ii) of the first sentence of Section 3.09(c) has been satisfied, in each case until the earliest to occur of satisfaction of either of such conditions, release of the lien of the related Mortgage on such Mortgaged Property and the related Mortgage Loan's becoming a Corrected Mortgaged Loan.

                  (f) The Applicable Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

                  (g) The Master Servicer shall prepare and timely file information returns with respect to the receipt of mortgage interest received in a trade or business from individuals, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and shall deliver to the Tax Administrator an Officer's Certificate stating that such reports have been filed. Such information returns and reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code. Each Special Servicer shall provide to the Master Servicer all information in such Special Servicer's possession to be included in such reports and information returns, in each case within thirty (30) days following, and in any event not later than January 15 of the calendar year immediately following the calendar year in which occurs the event giving rise to the obligation to file such report and information return under the Code.

                  (h) As soon as a Special Servicer makes a Final Recovery Determination with respect to any Mortgage Loan or REO Property as to which it is the Applicable Special Servicer, it shall promptly notify the Trustee, the Certificate Administrator, the Master Servicer, any affected Companion Mortgage Loan Noteholder, the Controlling Class Representative and, in the case of the Birch Run Mortgage Loan Pair or any related REO Property, the Birch Run Operating Advisor. Each Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each such Final Recovery

Determination (if any) made by it and the basis thereof. Each such Final Recovery Determination (if any) shall be evidenced by an Officer's Certificate delivered to the Trustee, Certificate Administrator and the Master Servicer no later than the third Business Day following such Final Recovery Determination.

                  SECTION 3.10. Trustee and Custodian to Cooperate; Release of Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly so notify the Custodian and, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder and request delivery to it or its designee of the related Mortgage File and, in the case of a Companion Mortgage Loan, the original related Mortgage Note (such notice and request to be effected by delivering to the Custodian and with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder a Request for Release in the form of Exhibit D-1 attached hereto, which Request for Release shall be accompanied by the form of any release or discharge to be executed by the Trustee, the Custodian or, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account or a Mortgage Loan Pair Custodial Account, as applicable, pursuant to Section 3.04(a) have been or will be so deposited). Upon receipt of such Request for Release, the Custodian shall promptly release the related Mortgage File (and, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder shall promptly release the related Mortgage Note) to the Master Servicer or its designee and shall deliver to the Master Servicer or its designee such accompanying release or discharge, duly executed. Customary expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall not be chargeable to the Collection Account, either Mortgage Loan Pair Custodial Account or the Distribution Account.

                  (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Applicable Special Servicer shall otherwise require any Mortgage File (or any portion thereof) (or the original Mortgage Note for a Companion Mortgage Loan), then, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Applicable Special Servicer and receipt from the Applicable Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, the Custodian shall release such Mortgage File (or portion thereof), or the related Companion Mortgage Loan Noteholder shall release the original Mortgage Note for such Companion Mortgage Loan, to the Master Servicer or the Applicable Special Servicer, as the case may be, or its designee. Upon return of such Mortgage File (or portion thereof) to the Custodian or the original Mortgage Note for such Companion Mortgage Loan to the related Companion Mortgage Loan Noteholder, or upon the Applicable Special Servicer's delivery to the Trustee, the Custodian, any affected Companion Mortgage Loan Noteholder and the Certificate Administrator of an Officer's Certificate stating that (i) such Mortgage Loan was liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account or a Mortgage Loan Pair Custodial Account, as applicable, pursuant to Section 3.04(a) have been or will be so deposited or (ii) such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be returned by the Custodian or any affected Companion Mortgage Loan Noteholder, as the case may be, to the Master Servicer or the Applicable Special Servicer, as applicable.

                  (c) Within five Business Days of the Applicable Special Servicer's request therefor (or, if the Applicable Special Servicer notifies the Trustee of an exigency, within such shorter period as is reasonable under the circumstances), the Trustee shall execute and deliver to the Applicable Special Servicer, in the form supplied to the Trustee by the Applicable Special Servicer, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust, the Master Servicer or the Applicable Special Servicer; provided that the Trustee may alternatively execute and deliver to the Applicable Special Servicer, in the form supplied to the Trustee by the Applicable Special Servicer, a limited power of attorney issued in favor of the Applicable Special Servicer and empowering the Applicable Special Servicer to execute and deliver any or all of such pleadings or documents on behalf of the Trustee (however, the Trustee shall not be liable for any misuse of such power of attorney by the Applicable Special Servicer). Together with such pleadings or documents (or such power of attorney empowering the Applicable Special Servicer to execute the same on behalf of the Trustee), the Applicable Special Servicer shall deliver to the Trustee an Officer's Certificate requesting that such pleadings or documents (or such power of attorney empowering the Applicable Special Servicer to execute the same on behalf of the Trustee) be executed by the Trustee and certifying as to the reason such pleadings or documents are required and that the execution and delivery thereof by the Trustee (or by the Applicable Special Servicer on behalf of the Trustee) will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.11. Master Servicing and Special Servicing Compensation; Interest on and Reimbursement of Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee and any Fiscal Agent regarding Back-up Servicing Advances.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive monthly the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and each REO Mortgage Loan. As to each Mortgage Loan and REO Mortgage Loan, for each calendar month (commencing with December 2001) or any applicable portion thereof, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate on the same principal amount and for the same number of days as interest accrues or is deemed to accrue during such calendar month (or portion thereof) on such Mortgage Loan or REO Mortgage Loan, as the case may be. As to each Mortgage Loan and REO Mortgage Loan, the Master Servicing Fee shall be computed on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. The Master Servicing Fee with respect to any Mortgage Loan or REO Mortgage Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Master Servicing Fees earned with respect to any Mortgage Loan or REO Mortgage Loan shall be payable monthly from payments of interest on such Mortgage Loan or REO Revenues allocable as interest on such REO Mortgage Loan, as the case may be. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Mortgage Loan out of the portion of any related Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds allocable as interest on such Mortgage Loan or REO Mortgage Loan, as the case may be.

                  Midland and any holder of the Excess Servicing Fee Right shall be entitled, at any time, at its own expense, to transfer, sell, pledge or otherwise assign the Excess Servicing Fee Right in whole (but not in part) to any Qualified Institutional Buyer or Institutional Accredited Investor (other than a Plan), provided that no such transfer, sale, pledge or other assignment shall be made unless (i) that transfer, sale, pledge or other assignment is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws and is otherwise made in accordance with the Securities Act and such state securities laws, (ii) the prospective transferor shall have delivered to the Depositor a certificate substantially in the form attached as Exhibit F-3A hereto, and (iii) the prospective transferee shall have delivered to Midland and the Depositor a certificate substantially in the form attached as Exhibit F-3B hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Excess Servicing Fee Right under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer, sale, pledge or assignment of the Excess Servicing Fee Right without registration or qualification. Midland, and each holder of the Excess Servicing Fee Right desiring to effect a transfer, sale, pledge or other assignment of the Excess Servicing Fee Right shall, and Midland hereby agrees, and each such holder of the Excess Servicing Fee Right by its acceptance of the Excess Servicing Fee Right shall be deemed to have agreed, in connection with any transfer of the Excess Servicing Fee Right effected by such Person, to indemnify the Depositor, the Underwriters, the Trustee, any Fiscal Agent, the Master Servicer, the Certificate Registrar, each Special Servicer, the Certificate Administrator and the Tax Administrator against any liability that may result if such transfer is not exempt from registration and/or qualification under the Securities Act or other applicable federal and state securities laws or is not made in accordance with such federal and state laws or in accordance with the foregoing provisions of this paragraph. By its acceptance of the Excess Servicing Fee Right, the holder thereof shall be deemed to have agreed (i) to keep all information relating to the Trust and the Trust Fund and made available to it by the Master Servicer confidential (except as permitted pursuant to clause (iii) below or, in the case of the Master Servicer, as contemplated hereby in the performance of its duties and obligations hereunder), (ii) not to use or disclose such information in any manner that could result in a violation of any provision of the Securities Act or other applicable securities laws or that would require registration of the Excess Servicing Fee Right or any Certificate pursuant to the Securities Act, and (iii) not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such holder's auditors, legal counsel and regulators, except to the extent such disclosure is required by law, court order or other legal requirement or to the extent such information is of public knowledge at the time of disclosure by such holder or has become generally available to the public other than as a result of disclosure by such holder; provided, however, that such holder may provide all or any part of such information to any other Person who is contemplating an acquisition of the Excess Servicing Fee Right if, and only if, such Person (x) confirms in writing such prospective acquisition and (y) agrees in writing to keep such information confidential, not to use or disclose such information in any manner that could result in a violation of any provision of the Securities Act or other applicable securities laws or that would require registration of the Excess Servicing Fee Right or any Certificates pursuant to the Securities Act and not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such Persons' auditors, legal counsel and regulators. From time to time following any transfer, sale, pledge or assignment of the Excess Servicing Fee Right, the Person then acting as Master Servicer shall pay, out of each amount paid to the Master Servicer as Master Servicing Fees, the Excess Servicing Fees to the holder of the Excess Servicing Fee Right within one Business Day following the payment of such

Master Servicing Fees to the Master Servicer, in each case in accordance with payment instructions provided by such holder in writing to the Master Servicer. The holder of the Excess Servicing Fee Right shall not have any rights under this Agreement except as set forth in the preceding sentences of this paragraph. None of the Certificate Administrator, the Certificate Registrar, the Trustee or the Tax Administrator shall have any obligation whatsoever regarding payment of the Excess Servicing Fee or the assignment or transfer of the Excess Servicing Fee.

                  Subject to the Master Servicer's right to employ Sub-Servicers, the right to receive the Master Servicing Fee may not be transferred in whole or in part except pursuant to the immediately preceding paragraph or in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  (b) Subject to the last paragraph of Section 1.04, the Master Servicer shall be entitled to receive the following items as additional servicing compensation (the following items, collectively, "Additional Master Servicing Compensation"):

                           (i) that portion of any and all Net Default Charges collected with respect to the Pooled Mortgage Loans that, in each case, accrued on the related Pooled Mortgage Loan when it was a Performing Mortgage Loan;

                           (ii) that portion of any and all Default Charges collected with respect to the Companion Mortgage Loans that, in each case, accrued on the related Companion Mortgage Loan when it was a Performing Mortgage Loan and was not otherwise withdrawn from the related Mortgage Loan Pair Custodial Account pursuant to clause (vii) of the last paragraph of Section 3.05(a);

                           (iii) 50% of any and all Net Assumption Fees, modification fees, extension fees, consent/waiver fees and earnout fees collected with respect to a Performing Mortgage Loan;

                           (iv) 100% of any and all assumption application fees (net of any portion thereof applied to cover expenses in accordance with Section 3.08), charges for beneficiary statements or demands and processing fees collected with respect to a Performing Mortgage Loan;

                           (v) 100% of any and all amounts collected with respect to the Mortgage Loans for checks returned for insufficient funds;

                           (vi) any Prepayment Interest Excesses collected with respect to the Pooled Mortgage Loans; and

                           (vii) interest or other income earned on deposits in the Investment Accounts maintained by the Master Servicer, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Investment Account for each related Investment Period and, further, in the case of a Servicing Account or Reserve Account, only to the extent such interest or other income is not required to be paid to any Borrower under applicable law or under the related Mortgage); and

                  To the extent that amounts described in clauses (i) through
(vi), inclusive, of the preceding paragraph are collected by a Special Servicer, such Special Servicer shall promptly pay such amounts to the Master Servicer.

                  (c) As compensation for its activities hereunder, the Applicable Special Servicer shall be entitled to receive monthly the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan. As to each Specially Serviced Mortgage Loan and REO Mortgage Loan, for any particular calendar month or applicable portion thereof, the Special Servicing Fee shall accrue at the Special Servicing Fee Rate on the same principal amount and for the same number of days as interest accrues or is deemed to accrue from time to time during such calendar month (or portion thereof) on such Specially Serviced Mortgage Loan or such REO Mortgage Loan, as the case may be. As to each Specially Serviced Mortgage Loan or REO Mortgage Loan, the Special Servicing Fee shall be computed on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Specially Serviced Mortgage Loan or REO Mortgage Loan, as the case may be. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Mortgage Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or, in the case of a Specially Serviced Mortgage Loan, as of the date it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account (or, in the case of a Mortgage Loan Pair or any successor REO Mortgage Loans, solely out of amounts on deposit in the related Mortgage Loan Pair Custodial Account except to the extent that it is established that such amounts will be insufficient to pay any unpaid Special Servicing Fees with respect to the Pooled Mortgage Loan in such Mortgage Loan Pair or any successor REO Mortgage Loan) pursuant to Section 3.05(a).

                  As further compensation for its activities hereunder, the Applicable Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee shall be payable out of, and shall be calculated by application of the applicable Workout Fee Rate to, each payment of interest (other than Post-ARD Additional Interest and Default Interest) and principal received from the related Borrower on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee would become payable if and when such Mortgage Loan again became a Corrected Mortgage Loan. If the General Special Servicer is terminated, including pursuant to Section 6.06, or resigns in accordance with Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans (other than the Birch Run Mortgage Loans) that became Corrected Mortgage Loans during the period that it acted as General Special Servicer or in the Collection Period in which the General Special Servicer was terminated and that were still or remain Corrected Mortgage Loans at the time of or after such termination or resignation (and the successor General Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence. If the Birch Run Special Servicer is terminated, including pursuant to Section 6.06, or resigns in accordance with Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of the Birch Run Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Birch Run Special Servicer and that were still or remain Corrected Mortgage Loans at the time of or after such termination or resignation (and the successor Birch Run Special Servicer shall not be entitled to any portion of such Workout

Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

                  As further compensation for its activities hereunder, the Applicable Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full, partial or discounted payoff from the related Borrower or any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds (other than in connection with the repurchase of any Mortgage Loan or REO Property by or on behalf of the related Pooled Mortgage Loan Seller pursuant to or as contemplated by the related Pooled Mortgage Loan Purchase Agreement, the purchase of any Specially Designated Defaulted Pooled Mortgage Loan by the Applicable Special Servicer, the Majority Controlling Class Certificateholder(s), the Majority Class BR Certificateholder(s) or any assignee thereof pursuant to Section 3.18(c) during the first 75 days of the related Purchase Option Period, the purchase of any REO Property by the Applicable Special Servicer, any Controlling Class Certificateholder(s) or, in the case of any Birch Run REO Property, any Class BR Certificateholder(s) pursuant to
Section 3.18(d) during the first 75 days following the earlier of (i) the date of the related REO Acquisition and (ii) the date of the Fair Value determination for the related Pooled Mortgage Loan under Section 3.18(c), the purchase of any Pooled Mortgage Loan that is part of a Mortgage Loan Pair by the related Companion Mortgage Loan Noteholder pursuant to the related Mortgage Loan Pair Co-Lender Agreement within 90 days after it could first effect such purchase, the purchase of any Specially Serviced Mortgage Loan or REO Property by the Master Servicer, the General Special Servicer or a Controlling Class Certificateholder pursuant to Section 9.01, or the acquisition thereof by the Sole Economic Certificateholder(s) in exchange for all the Certificates pursuant to Section 9.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable out of, and shall be calculated by application of the applicable Liquidation Fee Rate to, any such full, partial or discounted payoff, Insurance Proceeds, Condemnation Proceeds and/or Liquidation Proceeds received or collected in respect thereof (other than any portion of such payment or proceeds that represents Post-ARD Additional Interest, Default Interest or a Prepayment Premium); provided that any Liquidation Fee payable to the Applicable Special Servicer in connection with the purchase of a Specially Designated Defaulted Pooled Mortgage Loan by the Majority Controlling Class Certificateholder(s) or any assignee thereof pursuant to Section 3.18(c) after the 75th day of the related Purchase Option Period shall be reduced (to not less than zero) by any and all fees paid to the Master Servicer pursuant to Section 3.18(b) and (c) for the Fair Value Determination made by it with respect to such Mortgage Loan). The Liquidation Fee with respect to any such Specially Serviced Mortgage Loan will not be payable if such Mortgage Loan becomes a Corrected Mortgage Loan. Notwithstanding anything herein to the contrary, no Liquidation Fee will be payable in connection with the receipt of, or out of, Liquidation Proceeds collected as a result of the purchase or other acquisition of any Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph.

                  Each Special Servicer's right to receive any Special Servicing Fee, Workout Fee and/or Liquidation Fee to which it is entitled may not be transferred in whole or in part except in connection with the transfer of all of such Special Servicer's responsibilities and obligations under this Agreement.

                  (d) Subject to the last paragraph of Section 1.04, each Special Servicer shall be entitled to receive the following items as additional special servicing compensation (the following items, collectively, the "Additional Special Servicing Compensation"):


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                           (i) that portion of any Net Default Charges collected
         with respect to those Mortgage Loans and REO Mortgage Loans in the Mortgage Pool as to which such Special Servicer is the Applicable Special Servicer, that, in each case, accrued with respect to the related Pooled Mortgage Loans while it was a Specially Serviced
         Mortgage Loan or that accrued with respect to a REO Mortgage Loan in the Mortgage Pool;

                           (ii) that portion of any and all Default Charges collected with respect to the Companion Mortgage Loans or any successor REO Mortgage Loans as to which such Special Servicer is the Applicable Special Servicer, that, in each case, accrued on such Companion Mortgage Loan while it was a Specially Serviced Mortgage Loan or that accrued on any successor REO Mortgage Loan and was not otherwise withdrawn from the related Mortgage Loan Pair Custodial Account pursuant to clause (vii) of the last paragraph of Section 3.05(a);

                           (iii) 50% of any and all Net Assumption Fees, modification fees, extension fees, consent/waiver fees and earnout fees collected with respect to the Performing Mortgage Loans as to which such Special Servicer is the Applicable Special Servicer;

                           (iv) 100% of any and all Net Assumption Fees, modification fees, extension fees, consent/waiver fees and earnout fees collected with respect to the Specially Serviced Mortgage Loans as to which such Special Servicer is the Applicable Special Servicer;

                           (v) 100% of any and all assumption application fees, charges for beneficiary statements or demands and processing fees collected with respect to Specially Serviced Mortgage Loans as to which such Special Servicer is the Applicable Special Servicer; and

                           (vi) interest or other income earned on deposits in the respective accounts comprising the REO Account maintained by such Special Servicer in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such account comprising the REO Account for each related Investment Period).

                  To the extent that amounts described in clauses (i) through
(v), inclusive, of the preceding paragraph are collected by the Master Servicer, the Master Servicer shall promptly pay such amounts to the Applicable Special Servicer and shall not be required to deposit such amounts in the Collection Account or a Mortgage Loan Pair Custodial Account pursuant to Section 3.04(a).

                  (e) The Master Servicer and the Special Servicers each shall be required (subject to Section 3.11(h) below) to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of Sub-Servicers retained by it (including, except as provided in Section 3.22, any termination fees) and the premiums for any blanket policy or the standby fee or similar premium, if any, for any master force place policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not Servicing Advances or expenses payable pursuant to
Section 3.11(i) or otherwise pursuant to this Agreement, directly out of the Collection Account, a Mortgage Loan Pair Custodial Account, any Purchase Price Security Deposit Account, any Special Reserve Accounts, the Servicing Accounts, the Reserve Accounts or the REO Account, and neither the Master Servicer nor a Special Servicer shall be entitled to reimbursement for any such expense incurred by it except as expressly provided in this Agreement. If the Master Servicer is required to make any Servicing Advance hereunder at the discretion of a Special Servicer in accordance with Section 3.19 or otherwise,

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such Special Servicer shall promptly provide the Master Servicer with such documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request.

                  (f) If a Special Servicer is required under this Agreement to make a Servicing Advance, but it does not do so within ten days after such Advance is required to be made and it has not made any request of the Master Servicer pursuant to Section 3.19(b) to make such Advance, then (subject to Section 3.11(h)) the Master Servicer shall, if it has actual knowledge of such failure on the part of such Special Servicer, promptly make such advance. If the Master Servicer is required under this Agreement to make a Servicing Advance, but it does not do so within ten days after such Advance is required to be made, then the Trustee shall, if it has actual knowledge of such failure on the part of the Master Servicer, give notice of such failure to the Master Servicer. If such Advance is not made by the Master Servicer within three Business Days after such notice, then (subject to Section 3.11(h) below) the Trustee or a Fiscal Agent appointed thereby shall make such Advance. If any Fiscal Agent makes any such Servicing Advance, the Trustee shall be deemed not to be in default under this Agreement for failing to do so.

                  (g) The Master Servicer, each Special Servicer, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (with its own funds), for so long as such Servicing Advance is outstanding. Such interest with respect to any Servicing Advance shall be payable: (i) first, in accordance with Sections 3.05 and 1.04, out of any and all Default Charges collected with respect to the particular Pooled Mortgage Loan or successor REO Mortgage Loan as to which such Servicing Advance was made; and (ii) then, after such Advance is reimbursed, but only if and to the extent that such Default Charges described in the immediately preceding clause (i) are and have been insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account; provided that, in the case of a Servicing Advance made with respect to a Mortgage Loan Pair or any related REO Property, interest on such Servicing Advance will, to the maximum extent possible, be payable out of Default Charges and other amounts collected with respect to the Companion Mortgage Loan in such Mortgage Loan Pair or any successor REO Mortgage Loan on deposit in the related Mortgage Loan Pair Custodial Account from time to time and will be payable out of the amounts contemplated by clause (i) and clause (ii) of this sentence only to the extent provided in the first paragraph of Section 3.05(a). The Master Servicer shall reimburse itself, the Applicable Special Servicer, the Trustee or any Fiscal Agent, as appropriate, for any Servicing Advance made by any such Person as soon as practicable after funds available for such purpose are deposited in the Collection Account or, if applicable, the related Mortgage Loan Pair Custodial Account.

                  (h) Notwithstanding anything to the contrary set forth herein, none of the Master Servicer, the Applicable Special Servicer, the Trustee or any Fiscal Agent shall be required to make any Servicing Advance that it determines in its reasonable judgment would constitute a Nonrecoverable Servicing Advance. The determination by any Person with an obligation hereunder to make Servicing Advances that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made by such Person in its reasonable judgment and shall be evidenced by an Officer's Certificate delivered promptly to the Depositor, the Certificate Administrator and the Trustee (unless it is the Person making such determination), which shall provide a copy thereof to the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, if the Birch Run

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Mortgage Loan Pair or any Birch Run REO Property is involved, the Birch Run
Operating Advisor, setting forth the basis for such determination, accompanied by a copy of an Appraisal (if and when available) of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that such Person may have obtained and that support such determination. Notwithstanding the foregoing, the Trustee and any Fiscal Agent shall be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Applicable Special Servicer with respect to a particular Servicing Advance, and the Master Servicer and the Applicable Special Servicer shall each be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the other such party with respect to a particular Servicing Advance. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be delivered promptly to the Applicable Special Servicer, a copy of any such Officer's Certificate (and accompanying information) of the Applicable Special Servicer shall also be promptly delivered to the Master Servicer, and a copy of any such Officer's Certificates (and accompanying information) of the Trustee or the Fiscal Agent shall also be promptly delivered to the Master Servicer, the Certificate Administrator and the Applicable Special Servicer.

                  (i) Notwithstanding anything to the contrary set forth herein, the Master Servicer shall (at the direction of the Applicable Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Collection Account any servicing expense that, if paid by the Master Servicer or the Applicable Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that if the Master Servicer (or the Applicable Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificates delivered promptly to each other, the Depositor, the Trustee and the Certificate Administrator, which shall provide a copy thereof, to the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, if the Birch Run Mortgage Loan Pair or any Birch Run REO Property is involved, the Birch Run Operating Advisor, setting forth the basis for such determination and accompanied by any information that such Person may have obtained that supports such determination. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be delivered promptly to the Applicable Special Servicer, and a copy of any such Officer's Certificate (and accompanying information) of the Applicable Special Servicer shall also be promptly delivered to the Master Servicer.

                  SECTION 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

                  (a) The Applicable Special Servicer shall, at the expense of the Trust in accordance with Section 3.05(a), perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable (but in any event not later than 60 days) after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. Beginning in 2003 (or for any Mortgaged Property that has not been inspected in the 12-month period preceding the Closing Date, beginning in 2002), the Master Servicer, at its own expense, shall (or, in the case of an REO Property or a Mortgaged Property that secures a Specially Serviced Mortgage Loan, the Applicable Special Servicer, at the expense of the Trust in accordance with Section 3.05(a), shall) perform or cause to be performed an inspection of each Mortgaged Property (i) at least once every two years, in the case of each Mortgage Loan with an unpaid

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
principal balance under $2,000,000, and (ii) at least once every calendar year, in the case of all other Mortgage Loans, in any event if the Applicable Special Servicer has not already done so during that period pursuant to the preceding sentence. The Master Servicer and the Special Servicers shall each prepare a written report of each such inspection performed by it or on its behalf that sets forth in detail the condition of the Mortgaged Property and that specifies the occurrence or existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Master Servicer or such Special Servicer, as applicable, is aware, (ii) any change in the condition, occupancy or value of the Mortgaged Property that the Master Servicer or such Special Servicer, as applicable, in accordance with the Servicing Standard, considers material, or
(iii) any waste committed on the Mortgaged Property that the Master Servicer or such Special Servicer, as the case may be, in accordance with the Servicing Standard, considers material. The Master Servicer and the Special Servicers shall each deliver to each other and to the Trustee and the Certificate Administrator a copy (or image in suitable electronic media) of each such written report prepared by it within 60 days of completion of the related inspection. In addition, the Master Servicer and the Birch Run Special Servicer shall each deliver to the Birch Run Companion Mortgage Loan Noteholder and the Birch Run Operating Advisor a copy (or image in suitable electronic media) of each such written report prepared by it with respect to the Birch Run Mortgaged Property within 60 days of completion of the related inspection. Furthermore, the Master Servicer and the General Special Servicer shall each deliver to the MJ Ocala Hilton Companion Mortgage Loan Noteholder a copy (or image in suitable electronic media) of each such written report prepared by it with respect to the MJ Ocala Hilton Mortgaged Property within 60 days of completion of the related inspection.

                  (b) The Applicable Special Servicer, in the case of any Specially Serviced Mortgage Loan and any REO Property, and the Master Servicer, in the case of each Performing Mortgage Loan, shall make reasonable efforts to collect promptly (from each related Borrower in the case of a Mortgage Loan) annual, quarterly, monthly and other periodic operating statements and related rent rolls of the related Mortgaged Property or REO Property (and, in the case of a Mortgage Loan, annual and quarterly financial statements of the related Borrower), whether or not delivery of such items is required pursuant to the terms of the related Mortgage (which efforts shall include at least three phone calls, followed by confirming correspondence, requesting such delivery). The Applicable Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Mortgage Loans, and the Master Servicer, in the case of all other Mortgage Loans, shall promptly review and analyze, and deliver to each other and to the Trustee (upon request), the Certificate Administrator and with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder copies of, all such items as may be collected pursuant to this Agreement.

                  Upon the discovery by the Master Servicer or the Applicable Special Servicer, of any non-monetary default pursuant to the related Mortgage Loan Documents resulting from a failure by the related Borrower to timely deliver to the Master Servicer or the Applicable Special Servicer operating statements and rent rolls as provided above, the Master Servicer and the Applicable Special Servicer shall (as applicable) notify and confirm to each other the nature of such default, identify the Mortgage Loan and provide the Mortgage Loan identification number. During the continuance of such a default, the Master Servicer shall determine whether or not to consent to the release or cause the release of any funds from a related Servicing Account or Reserve Account (except to pay current or past-due taxes, assessments, ground rents and insurance premiums) to the related Borrower or another Person, and shall (as applicable) so inform the related Borrower or the Applicable Special Servicer (who shall inform the related Borrower).

                  Within 60 days after receipt by the Master Servicer or 45 days after receipt by the Applicable Special Servicer of any annual operating statements with respect to any Mortgaged Property or REO Property, as applicable, each of the Master Servicer and the Applicable Special Servicer shall prepare or update (and, in the case of the Applicable Special Servicer, forward within such 45-day period to the Master Servicer the related data fields in an electronic format reasonably acceptable to the recipient) a CMSA NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the related operating statements and rent rolls attached thereto as an exhibit).

                  Within 60 days after receipt by the Master Servicer, as to Performing Mortgage Loans, and within 45 days after receipt by the Applicable Special Servicer, as to Specially Serviced Mortgage Loans and REO Properties, of any annual, quarterly, monthly or other periodic operating statements or related rent rolls with respect to any Mortgaged Property or REO Property, the Master Servicer or the Applicable Special Servicer, as appropriate, shall, based upon such operating statements and rent rolls, prepare (or, if previously prepared, update) (and, in the case of the Applicable Special Servicer, forward to the Master Servicer) the written analysis of operations (the "CMSA Operating Statement Analysis Report") for that property. Each such CMSA Operating Statement Analysis Report shall be substantially in the form of, and contain the information called for in, the downloadable form of the "Operating Statement Analysis Report" available as of the Closing Date on the CMSA Website or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Operating Statement Analysis Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicer.

                  As and when requested by the Master Servicer, each Special Servicer shall remit each CMSA Operating Statement Analysis Report prepared by it or related data fields, together with the underlying operating statements and rent rolls, to the Master Servicer in a format reasonably acceptable to the Master Servicer.

                  All CMSA Operating Statement Analysis Reports and CMSA NOI Adjustment Worksheets shall be maintained by the Master Servicer with respect to each Mortgaged Property and REO Property, and the Master Servicer shall, in each case promptly following initial preparation and each update thereof, forward copies thereof to the Certificate Administrator and with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, together with the related operating statements and the rent rolls (all of which may be provided in electronic format). The Certificate Administrator shall, upon request (which request may be in the form of a standing request) and to the extent such items have been delivered to the Certificate Administrator by the Master Servicer, deliver to the Trustee (upon request), the related Pooled Mortgage Loan Seller, the Applicable Special Servicer, the Controlling Class Representative, the Birch Run Operating Advisor (but only if the Birch Run Mortgage Loans or any Birch Run REO Property is involved), any Certificateholder or, to the extent the Certificate Administrator has in accordance with Section 5.06(b) confirmed the Ownership Interest in the Certificates held thereby, any Certificate Owner, a copy of each such CMSA Operating Statement Analysis Report (or update thereof), each such CMSA NOI Adjustment Worksheet and the related operating statement and rent rolls.

                  If, with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan), the Applicable Special Servicer has any questions for the related Borrower based upon the information received by such Special Servicer pursuant to Section 3.12(a) or this Section 3.12(b), the Master Servicer shall, in this regard and without otherwise changing or modifying its duties hereunder, reasonably cooperate with such Special Servicer in assisting such Special Servicer to contact and solicit information from such Borrower.

                  (c) Not later than 12:00 p.m. (New York City time) on the first Business Day following each Determination Date, each Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicer and the Controlling Class Representative the following reports (or data files relating to reports of the Master Servicer) with respect to the Specially Serviced Mortgage Loans and any REO Properties as to which it is the Applicable Special Servicer, providing the required information for each such Mortgage Loan and REO Property as of the related Determination Date in such calendar month:
(i) a CMSA Property File; (ii) a CMSA Loan Periodic Update File; and (iii) a CMSA Financial File. At or before 12:00 p.m. (New York City time) on the first Business Day following each Determination Date, each Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicer the following reports (or related data fields) reflected in the reports reasonably requested with respect to the Specially Serviced Mortgage Loans and any REO Properties as to which it is the Applicable Special Servicer, providing the information required of such Special Servicer in an electronic format reasonably acceptable to the Master Servicer, in each case as of the related Determination Date in such calendar month: (i) a CMSA Delinquent Loan Status Report; (ii) a CMSA Comparative Financial Status Report; (iii) a CMSA Historical Liquidation Report; (iv) a CMSA Historical Loan Modification Report; and (v) a CMSA REO Status Report. Notwithstanding the foregoing, if the Birch Run Mortgage Loans have become and, as of the first Business Day in any calendar month, continue to be Specially Serviced Mortgage Loans or REO Mortgage Loans, then the Birch Run Special Servicer shall deliver or cause to be delivered to the Master Servicer, the Controlling Class Representative, the Birch Run Operating Advisor and the Birch Run Companion Mortgage Loan Noteholder, the foregoing reports and/or information solely with respect to the Birch Run Specially Serviced Mortgage Loans or the Birch Run REO Property, as the case may be, no later than 12:00 p.m. (New York City time) on the second Business Day of such calendar month.

                  (d) Not later than 2:00 p.m. (New York City time), on the second Business Day after each Determination Date, but in no event later than 10:00 a.m., two Business Days prior to the Distribution Date in such calendar month, the Master Servicer shall prepare (if and to the extent necessary) and deliver or cause to be delivered to the Certificate Administrator, in electronic format reasonably acceptable to the Certificate Administrator, each of the files and reports comprising the CMSA Investor Reporting Package (excluding any CMSA Collateral Summary and CMSA Bond Level File), in each case providing the most recent information as of the Determination Date for each Mortgage Loan and REO Property. The CMSA Loan Periodic Update File, together with any written information supplemental thereto that is contemporaneously delivered by the Master Servicer to the Certificate Administrator, shall include such information with respect to the Mortgage Loans that is required by the Certificate Administrator for purposes of making the calculations and preparing the reports for which the Certificate Administrator is responsible pursuant to Section 4.01,
Section 4.02, Section 4.05 or any other section of this Agreement, as set forth in written specifications or guidelines issued by the Certificate Administrator from time to time and reasonably acceptable to the Master Servicer. Such supplemental information may be delivered by the Master Servicer to the Certificate Administrator by telecopy or in such electronic or other form as may be reasonably acceptable to the Certificate Administrator and the Master Servicer. Each Special Servicer shall from time to time (and, in any event, as may be reasonably required by the Master Servicer) provide the Master Servicer with such information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as to which it is the Applicable Special Servicer, as may be necessary for the Master Servicer to prepare each report and any supplemental information to be provided by the Master Servicer to the Certificate Administrator. In addition, the Master Servicer shall, contemporaneously with their delivery to the Certificate Administrator, deliver or cause to be delivered to the MJ Ocala Hilton Companion Mortgage Loan Noteholder all of the reports and information that it is to deliver or cause to be delivered to the Certificate Administrator during such calendar month pursuant to the foregoing provisions of this Section 3.12(d), but only to the extent that such reports and information relate to the MJ Ocala Hilton Mortgage Loans, the MJ Ocala Hilton Mortgaged Property, any MJ Ocala Hilton REO Mortgage Loans and/or any MJ Ocala Hilton REO Property. Furthermore, on the third Business Day of each calendar month, the Master Servicer shall deliver or cause to be delivered to the Birch Run Operating Advisor and the Birch Run Companion Mortgage Loan Noteholder all of the reports and information that it is to deliver or cause to be delivered to the Certificate Administrator during such calendar month pursuant to the foregoing provisions of this Section 3.12(d), but only to the extent that such reports and information relate to the Birch Run Mortgage Loans, the Birch Run Mortgaged Property, any Birch Run REO Mortgage Loans and/or any Birch Run REO Property.

                  (e) The Special Servicers shall deliver to each of the designated recipients the reports set forth in Section 3.12(b) and Section 3.12(c), and the Master Servicer shall deliver to each of the designated recipients the reports set forth in Section 3.12(d), in an electronic format reasonably acceptable to the Special Servicers or the Master Servicer, as the case may be, and the relevant designated recipient. The Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicers pursuant to Section 3.12(b) and Section 3.12(c). The Certificate Administrator may, absent manifest error, conclusively rely on the reports to be provided by the Master Servicer pursuant to Section 3.12(d). In the case of information or reports to be furnished by the Master Servicer to the Certificate Administrator pursuant to Section 3.12(d), to the extent that such information or reports are, in turn, based on information or reports to be provided by the Special Servicers pursuant to Section 3.12(b) or Section 3.12(c) and to the extent that such reports are to be prepared and delivered by the Special Servicers pursuant to Section 3.12(b) or Section 3.12(c), the Master Servicer shall have no obligation to provide such information or reports to the Certificate Administrator or any other designated recipient until it has received the requisite information or reports from the Applicable Special Servicer, and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by Section 3.12(d) caused by a Special Servicer's failure to timely provide any information or report required under
Section 3.12(b) or Section 3.12(c) of this Agreement.

                  (f) Notwithstanding the foregoing, however, the failure of the Master Servicer or a Special Servicer to disclose any information otherwise required to be disclosed by this Section 3.12 shall not constitute a breach of this Section 3.12 to the extent the Master Servicer or such Special Servicer so fails because such disclosure, in the reasonable belief of the Master Servicer or such Special Servicer, as the case may be, would violate any applicable law or any provision of a Mortgage Loan Document prohibiting disclosure of information with respect to the Mortgage Loans or Mortgaged Properties or would constitute a waiver of the attorney-client privilege on behalf of the Trust. The Master Servicer and each Special Servicer may disclose any such information or any additional information to any Person so long as such disclosure is consistent with applicable law and the Servicing Standard. The Master Servicer and the Special Servicers may each affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

                  (g) The Depositor shall provide to the Master Servicer the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) necessary to complete the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report, the CMSA Property File and the CMSA Comparative Financial Report.

                  (h) If the Master Servicer or the Applicable Special Servicer is required to deliver any statement, report or information under any provision of this Agreement, the Master Servicer or such Special Servicer, as the case may be, may satisfy such obligation by (x) physically delivering a paper copy of such statement, report or information, (y) delivering such statement, report or information in a commonly used electronic format or (z) making such statement, report or information available on the Master Servicer's Internet website or the Certificate Administrator's Internet website, unless this Agreement expressly specifies a particular method of delivery. Notwithstanding the foregoing, the Trustee and the Certificate Administrator each may request delivery in paper format of any statement, report or information required to be delivered to the Trustee or the Certificate Administrator, as the case may be, and clause (z) shall not apply to the delivery of any information required to be delivered to the Trustee or the Certificate Administrator unless the Trustee or the Certificate Administrator, as the case may be, consents to such delivery. Unless the Trustee or the Certificate Administrator requests delivery in paper format pursuant to the preceding sentence, the Master Servicer and the Special Servicers shall each deliver statements, reports and other information to the Trustee and the Certificate Administrator in a commonly used electronic format, unless the Master Servicer or a Special Servicer, as the case may be, is unable to deliver such statements, reports or other information in such format due to circumstances beyond its control; provided that any files, statements or reports required to be delivered by the Master Servicer or a Special Servicer to the Trustee or the Certificate Administrator that are part of the CMSA Investor Reporting Package must be in electronic format; provided, further, that in the event the Master Servicer or a Special Servicer is unable to timely deliver to the Trustee or Certificate Administrator any files, statements or reports that are part of the CMSA Investor Reporting Package in electronic format due to circumstances beyond its control, then the Master Servicer or such Special Servicer, as applicable, shall timely deliver to the Trustee or Certificate Administrator such files, statements or reports in paper format and shall deliver to the Trustee or Certificate Administrator such files, statements or reports in electronic format as soon as possible thereafter; and provided, further, that notwithstanding any other provision of this Agreement to the contrary, if any portion of the CMSA Investor Reporting Package is not timely delivered in electronic format to the Trustee or Certificate Administrator, as applicable, then the Trustee or Certificate Administrator shall not be in default of its obligations under Section 4.02 of this Agreement so long as it is undertaking commercially reasonable efforts to perform such obligations.

                  SECTION 3.13.     Annual Statement as to Compliance.

                  The Master Servicer and the Special Servicers each shall deliver to the Trustee and the Certificate Administrator, with a copy to the Depositor and each other, on or before March 15 of each year, beginning March 15, 2003, an Officer's Certificate (the "Annual Performance Certification") stating that (i) a review of the activities of the Master Servicer or the applicable Special Servicer, as the case may be, during the preceding calendar year, and of its performance under this Agreement during such calendar year, has been made under the signing officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the applicable Special Servicer, as the case may be, has in all material respects fulfilled its obligations under this Agreement throughout the preceding calendar year (or applicable portion thereof that the Certificates have been outstanding), or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (iii) the Master Servicer or the applicable Special Servicer, as the case may be, has received no notice regarding the qualification or status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust or otherwise asserting a tax (other than ad valorem real property taxes or other similar taxes on REO Property) on the income or assets of any portion of the Trust Fund from the IRS or from any other governmental agency or body or, if it has received any such notice, specifying the details thereof; provided that neither the Master Servicer nor a Special Servicer shall be required to deliver its Annual Performance Certification until May 15 in any given year so long as it has received written confirmation from the Depositor or the Certificate Administrator that a Report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The signing officer shall have no personal liability with respect to the content of any such statement, and the Master Servicer or the applicable Special Servicer, as the case may be, shall be deemed to have made such statement and shall assume any liability resulting therefrom.

            The Master Servicer and the Special Servicers each shall reasonably cooperate with the Depositor in conforming any Officer's Certificate delivered pursuant to this Section 3.13 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

                  SECTION 3.14.     Reports by Independent Public Accountants.

                  On or before March 15 of each year, beginning March 15, 2003, the Master Servicer and the Special Servicers each shall, at its expense, cause a firm of independent public accountants (which may also render other services to the Master Servicer or the applicable Special Servicer, as applicable) and that is a member of the American Institute of Certified Public Accountants to furnish a statement (the "Annual Accountant's Report") to the Depositor, the Controlling Class Representative, each Companion Mortgage Loan Noteholder, the Certificate Administrator and the Trustee to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or the applicable Special Servicer, as the case may be, which includes an assertion that the Master Servicer or the applicable Special Servicer, as the case may be, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year, and (ii) on the basis of an examination conducted by such firm in accordance with standards set by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications as may be appropriate; provided that neither the Master Servicer nor a Special Servicer will be required to cause the delivery of its Annual Accountant's Report until May 15 in any given year so long as it has received written confirmation from the Depositor or the Certificate Administrator that a Report on From 10-K is not required to be filed in respect of the Trust for the preceding calendar year. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

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                  The Master Servicer and, to the extent applicable, the Special
Servicers each shall reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

                  SECTION 3.15.     Access to Certain Information.

                  (a) The Master Servicer and each Special Servicer shall provide or cause to be provided to the other such party, the Depositor, the Trustee, with respect to any Mortgage Loan Pair, the related Certificate Administrator, the Controlling Class Representative, the Birch Run Operating Advisor (with respect to the Birch Run Mortgage Loan Pair), the Companion Mortgage Loan Noteholders (with respect to the respective Mortgage Loan Pairs) and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the other assets of the Trust Fund that are within its control which may be required by this Agreement or by applicable law, except to the extent that (i) such documentation is subject to a claim of privilege under applicable law that has been asserted by the Certificateholders and of which the Master Servicer or the Applicable Special Servicer, as applicable, has received written notice or
(ii) the Master Servicer or the Applicable Special Servicer, as applicable, is otherwise prohibited from making such disclosure under applicable law, or may be subject to liability for making such disclosure in the opinion of the counsel for the Master Servicer or the Applicable Special Servicer, as applicable, which counsel may be a salaried employee of the Master Servicer or such Special Servicer. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Applicable Special Servicer, as the case may be, designated by it. However, the Master Servicer and each of the Special Servicers each may charge for any copies requested by said Persons. The Master Servicer and each of the Special Servicers each shall be permitted to affix a reasonable disclaimer to any information provided by it pursuant to this Section 3.15.

                  (b) Upon the request of the Controlling Class Representative made not more frequently than once a month (which request may be a standing, continuing request), or at such mutually acceptable time each month as the Controlling Class Representative shall reasonably designate, each of the Master Servicer and Special Servicers shall, without charge, make a knowledgeable Servicing Officer available, at the option of the Controlling Class Representative either by telephone or at the office of such Servicing Officer, to answer questions from the Controlling Class Representative regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which such Master Servicer or Special Servicer, as the case may be, is responsible. The Master Servicer and each of the Special Servicers each shall condition such disclosure upon the Controlling Class Representative entering into a reasonable and customary confidentiality agreement reasonably acceptable to such servicer and the Controlling Class Representative regarding such disclosure to it.

                  SECTION 3.16.     Title to REO Property; REO Account.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders and, if a Mortgage Loan Pair is involved, the related Companion Loan Noteholder or, subject to Section 3.09(b), at the option of the

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Applicable Special Servicer, to a single member limited liability company of which the Trust is the sole member, which limited liability company is formed or caused to be formed by the Applicable Special Servicer at the expense of the Trust for the purpose of taking title to one or more REO Properties pursuant to this Agreement. The limited liability company shall be a manager-managed limited liability company, with the Applicable Special Servicer to serve as the initial manager to manage the property of the limited liability company, including any applicable REO Property, in accordance with the terms of this Agreement as if such property was held directly in the name of the Trust or Trustee under this Agreement. The Applicable Special Servicer shall sell or cause the sale of any REO Property by the end of the third taxable year (or, in the case of a "qualified healthcare property" within the meaning of Section 856(c)(6) of the Code, the end of the second taxable year) following the year in which the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Applicable Special Servicer either (i) applies, more than 60 days prior to the expiration of such liquidation period, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third taxable year following the year in which such acquisition occurred, will not result in the imposition of taxes on "prohibited transactions" of any REMIC Pool as defined in Section 860F of the Code or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Applicable Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, then the Applicable Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any reasonable expense incurred by a Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, and for the creation of and the operating of a limited liability company to hold any REO Property, shall be covered by and reimbursable as a Servicing Advance. Any REO Extension shall be requested by the Applicable Special Servicer no later than 60 days before the end of the third taxable year (or, in the case of a "qualified healthcare property" within the meaning of Section 856(c)(6) of the Code, the end of the second taxable year) following the year in which the Trust acquired ownership of the subject REO Property.

                  (b) Each Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, then the Applicable Special Servicer shall establish and maintain one or more accounts (collectively with any such accounts established and maintained by the other Special Servicer, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders and, insofar as it relates to any Birch Run REO Property or MJ Ocala Hilton REO Property, the related Companion Mortgage Loan Noteholder, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for all the REO Properties. Each Special Servicer shall deposit, or cause to be deposited, in the REO Account, within one
(1) Business Day of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received by it in respect of an REO Property. The Applicable Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested in Permitted Investments in accordance with
Section 3.06. The Applicable Special Servicer shall be entitled to make withdrawals from the REO

Account to pay itself, as additional servicing compensation in accordance with
Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any related Investment Period). The Special Servicers shall give notice to the other parties hereto of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

                  (c) The Applicable Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. At or before 1:00 p.m. New York City time on the Business Day following the end of each related Collection Period, the Applicable Special Servicer shall withdraw from the REO Account and deposit into the Collection Account (or, in the case of an REO Property that relates to a Mortgage Loan Pair, into the applicable Mortgage Loan Pair Custodial Account) or deliver to the Master Servicer, which shall deposit such amounts into the Collection Account (or, in the case of an REO Property that relates to a Mortgage Loan Pair, into the applicable Mortgage Loan Pair Custodial Account, the aggregate of all amounts received in respect of each REO Property during such related Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Applicable Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

                  (d) Each Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

                  SECTION 3.17.     Management of REO Property.

                  (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Applicable Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the Applicable Special Servicer determines from such review that:

                           (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under
         Section 860F of the Code (either such tax referred to herein as an "REO Tax"), then such Mortgaged Property may be Directly Operated by the Applicable Special Servicer as REO Property;

                           (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Applicable Special Servicer may (provided that in the reasonable judgment of the Applicable Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                           (iii) It would not be commercially reasonable to operate and manage such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, then the Applicable Special Servicer shall deliver to the Tax Administrator, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan
         Pair) and, in the case of any Birch Run REO Property, the Birch Run Operating Advisor, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent reasonably possible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Tax Administrator shall consult with the Applicable Special Servicer and shall advise the Applicable Special Servicer of the Trust's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the Tax Administrator shall (to the maximum extent reasonably possible) advise the Applicable Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income from such REO Property. After receiving the information described in the two preceding sentences from the Tax Administrator, the Applicable Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

                  Subject to Section 3.16(b), the Applicable Special Servicer's decision as to how each REO Property shall be managed and operated shall be in accordance with the Servicing Standard. Both the Applicable Special Servicer and the Tax Administrator may consult with counsel knowledgeable in such matters at (to the extent reasonable) the expense of the Trust in connection with determinations required under this Section 3.17(a) with respect to any REO Property. Neither the Special Servicers nor the Tax Administrator shall be liable to the Certificateholders, the Trust, the other parties hereto or each other for errors in judgment made in good faith in the reasonable exercise of their discretion or in reasonable and good faith reliance on the advice of knowledgeable counsel while performing their respective responsibilities under this Section 3.17(a) or, to the extent it relates to federal income tax consequences for the Trust, Section 3.17(b) below. Nothing in this Section 3.17(a) is intended to prevent the sale of REO Property pursuant to the terms and subject to the conditions of Section 3.18(d).

                  (b) If title to any REO Property is acquired, the Applicable Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), result in the receipt by any REMIC Pool of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or in an Adverse REMIC Event in respect of any such REMIC. Except as provided in Section 3.17(a), the Applicable Special Servicer shall not enter into any lease, contract or other agreement with respect to any REO Property that causes any REMIC Pool to receive, and (unless required to do so under any lease, contract or agreement to which the Applicable Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow any REMIC Pool to receive with respect to any REO Property any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. The Applicable Special Servicer shall not exercise any discretion with respect to the operations of any REO Property that would not be considered usual and customary in light of the use and location of such property. Subject to the foregoing and Section 3.17(a), however, the Applicable Special Servicer shall have full power and authority to do any and all things in connection with any REO Property as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including:

                           (i) all insurance premiums due and payable in respect of such REO Property;

                           (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

                           (iii) any ground rents in respect of such REO Property; and

                           (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Applicable Special Servicer shall direct the Master Servicer to make (and the Master Servicer shall so make) Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced in the manner contemplated by Section 3.11(h)) the Applicable Special Servicer or the Master Servicer determines, in its reasonable judgment, that such payment would be a Nonrecoverable Servicing Advance.

                  (c) The Applicable Special Servicer may (and, except as otherwise permitted by Section 3.17(a), shall if it would avoid an Adverse REMIC Event) contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                           (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                           (ii) the fees of such Independent Contractor (which shall be expenses of the Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

                           (iii) any such contract shall be consistent with the provisions of Treasury regulation section 1.856-4(b)(5) and, to the extent consistent therewith, shall be administered to require that the Independent Contractor, in a timely manner, (A) to the extent of available revenue from the REO Property, pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, those listed in Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Applicable Special Servicer upon receipt;

                           (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Applicable Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

                           (v) the Applicable Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property, and the Applicable Special Servicer shall comply with the Servicing Standard in monitoring such Independent Contractor.

Each Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of such Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.18.     Sale of Pooled Mortgage Loans and REO
                                    Properties.

                  (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Pooled Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Section 2.03, Section 3.25 and Section 9.01.

                  (b) If any Mortgage Loan becomes a Specially Designated Defaulted Pooled Mortgage Loan, then the Applicable Special Servicer shall promptly so notify in writing the Certificate Administrator, the Trustee, the Controlling Class Representative, the Birch Run Companion Mortgage Loan Noteholder (if such Pooled Mortgage Loan is the Birch Run Pooled Mortgage Loan), the MJ Ocala Hilton Companion Mortgage Loan Noteholder (if such Pooled Mortgage Loan is the MJ Ocala Hilton Pooled Mortgage Loan) and the Master Servicer, and shall concurrently, or as soon as reasonably practical thereafter, deliver to the Master Servicer the most recent Appraisal in respect of the related Mortgaged Property then in the Applicable Special Servicer's possession, together with such other third-party reports and other information then in the Applicable Special Servicer's possession that the Master Servicer or the Applicable Special Servicer reasonably believes to be relevant to the Master Servicer's Fair Value Determination with respect to such Pooled Mortgage Loan, including any change in circumstances regarding the related Mortgaged Property known to the Applicable Special Servicer that has occurred subsequent to, and that would materially affect the value of the related Mortgaged Property reflected in, the most recent Appraisal of the related Mortgaged Property in the related Servicing File. As soon as reasonably practicable (and, in any event, within 30 days), after the Master Servicer has received such notice, Appraisal and other third-party reports and information with respect to any Specially Designated Defaulted Pooled Mortgage Loan, the Master Servicer shall be responsible for determining the Fair Value of such Pooled Mortgage Loan in accordance with the Servicing Standard; provided that, if the Applicable Special Servicer is then in the process of obtaining a new Appraisal with respect to the related Mortgaged Property pursuant to Section 3.19(c), then the Master Servicer shall make its Fair Value Determination with respect to such Mortgage Loan in accordance with the Servicing Standard as soon as reasonably practicable (but in any event within 30 days) after the Master Servicer's receipt of such new Appraisal. In determining the Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan, the Master Servicer shall take into account, among other factors, the period and amount of the delinquency on such Pooled Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property, the state of the local economy in the area where the Mortgaged Property is located, and the time and expense associated with a purchaser's foreclosing on the related Mortgaged Property, but shall ignore the purchase option provided for in Section 3.18(c). In addition, the Master Servicer shall refer to all relevant information delivered to it by the Applicable Special Servicer or otherwise contained in the Servicing File, including the most recent Appraisal obtained or conducted with respect to the related Mortgaged Property in accordance with this Agreement; provided that the Master Servicer shall take account of any change in circumstances regarding the related Mortgaged Property known to the Master Servicer that has occurred subsequent to, and that would, in the Master Servicer's reasonable judgment, materially affect the value of the related Mortgaged Property reflected in, such Appraisal. Furthermore, the Master Servicer shall consider available objective third-party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the Master Servicer, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related Mortgaged Property is located. All reasonable costs and expenses incurred by the Master Servicer pursuant to this Section 3.18(b) shall constitute, and be reimbursable as, Servicing Advances. The other parties to this Agreement shall cooperate with all reasonable requests for information made by the Master Servicer in order to allow the Master Servicer to perform its duties pursuant to this Section 3.18(b). The Master Servicer shall be entitled to receive out of the Collection Account a $2,500 fee for the initial Fair Value Determination (and a $1,500 fee for each subsequent Fair Value Determination required by Section 3.18(c)(vi) below) that is made by it with respect to each Specially Designated Defaulted Pooled Mortgage Loan, in accordance with this Section 3.18(b). Notwithstanding the foregoing, if the Master Servicer and the Applicable Special Servicer are the same Person or Affiliates, then the Master Servicer's Fair Value Determination with respect to any Specially Designated Defaulted Pooled Mortgage Loan shall be confirmed by the Certificate Administrator, which shall be supplied with, and shall be entitled to rely on, the most recent Appraisal with respect to the related Mortgaged Property obtained or conducted in accordance with this Agreement. The Certificate Administrator shall so confirm or reject the Master Servicer's Fair Value Determination with respect to any Specially Designated Defaulted Pooled Mortgage Loan within 10 days after the later of its receipt of a request for that confirmation or its receipt of (or its confirming that it has) such most recent Appraisal.

                  (c) Promptly following its determination of the Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan in accordance with
Section 3.18(b), the Master Servicer shall notify the Certificate Administrator of such Fair Value Determination. Within five Business Days of the Master Servicer's providing the Certificate Administrator with the Master Servicer's determination of the Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan in accordance with Section 3.18(b), the Certificate Administrator shall promptly notify the Applicable Special Servicer and all of the Controlling Class Certificateholders (or, in the case of the Birch Run Pooled Mortgage Loan, all of the Class BR Certificateholders) of such Fair Value Determination. Upon being informed of the Master Servicer's initial Fair Value Determination with respect to any Specially Designated Defaulted Pooled Mortgage Loan, any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class (or, in the case of the Birch Run Pooled Mortgage Loan, the Class BR Certificates) may, at its or their option, purchase such Pooled Mortgage Loan from the Trust, at a cash price equal to the Master Servicer's determination of Fair Value for such Pooled Mortgage Loan; provided that:

                           (i) the foregoing purchase option will last only until the earliest of (A) the date on which such Pooled Mortgage Loan becomes a Corrected Mortgage Loan or otherwise ceases to be at least 60 days' delinquent, (B) the date on which a Liquidation Event occurs with respect to such Pooled Mortgage Loan or the related Mortgaged Property becomes an REO Property, and (C) the second anniversary of the date on which such Pooled Mortgage Loan first became a Specially Designated Defaulted Pooled Mortgage Loan (the period during which any Specially Designated Defaulted Pooled Mortgage Loan is eligible for purchase pursuant to this Section 3.18(c) is herein referred to as the "Purchase Option Period" for such Pooled Mortgage Loan);

                           (ii) any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class (or, in the case of the Birch Run Pooled Mortgage Loan, the Class BR Certificates) may assign the foregoing purchase option to any third party other than the Depositor or any of the Depositor's Affiliates and/or agents;

                           (iii) if the foregoing purchase option has not been exercised by any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class (or, in the case of the Birch Run Pooled Mortgage Loan, the Class BR Certificates) or any assignee thereof by the 60th day of the applicable Purchase Option Period, then the foregoing purchase option shall automatically be assigned, for a 15-day period only, to the Applicable Special Servicer;

                           (iv) at any time during the 15-day period referred to in the immediately preceding clause (iii), the Applicable Special Servicer may exercise the foregoing purchase option or, for the remainder of such 15-day period, may assign the foregoing purchase option to any third party;

                           (v) if the foregoing purchase option has not been exercised by the Applicable Special Servicer or any assignee thereof during the 15-day period referred to in the immediately preceding clauses (iii) and (iv), then the foregoing purchase option shall automatically revert to the Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class (or, in the case of the Birch Run Pooled Mortgage Loan, the Class BR Certificates), who will again have the option of assigning the foregoing purchase option to any third party;

                           (vi) if any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class (or, in the case of the Birch Run Pooled Mortgage Loan, the Class BR Certificates) or any assignee thereof desires to exercise the foregoing purchase option more than three months after the Master Servicer's most recent Fair Value Determination with respect to the subject Specially Designated Defaulted Pooled Mortgage Loan, then the Applicable Special Servicer shall promptly deliver to the Master Servicer the most recent Appraisal in respect of the subject Specially Designated Defaulted Pooled Mortgage Loan then in the Applicable Special Servicer's possession, together with such other third-party reports and other information then in the Applicable Special Servicer's possession that the Master Servicer or the Applicable Special Servicer reasonably believes to be relevant to the Master Servicer's Fair Value Determination with respect to the subject Specially Designated Defaulted Pooled Mortgage Loan, including any change in circumstances regarding the related Mortgaged Property known to the Applicable Special Servicer that has occurred subsequent to, and that would materially affect the value of the Mortgaged Property reflected in,

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         the most recent Appraisal of the related Mortgaged Property in the related Servicing File, whereupon the Master Servicer shall, in accordance with Section 3.18(b), redetermine (and the Certificate Administrator shall, in accordance with Section 3.18(b), if necessary, reconfirm) the Fair Value of the subject Specially Designated Defaulted Pooled Mortgage Loan, which redetermined (and, if necessary, reconfirmed) Fair Value shall thereafter become the new price for the foregoing purchase option;

                           (vii) if, and for so long as, the Depositor and/or its Affiliates and agents, or any Pooled Mortgage Loan Seller and/or its Affiliates and agents, shall at any time be the Majority Controlling Class Certificateholder(s) (or, in the case of the Birch Run Pooled Mortgage Loan, the Majority Class BR Certificateholder(s)), then the Depositor or such Pooled Mortgage Loan Seller may, solely as to itself and its Affiliates and agents, waive the right to exercise the foregoing purchase option as to any particular Pooled Mortgage Loan by delivering written notice to that effect to the Trustee, the Certificate Administrator, the Master Servicer and the Applicable Special Servicer at any time prior to, or within 15 days following, such Pooled Mortgage Loan's becoming a Specially Designated Defaulted Pooled Mortgage Loan (it being understood and agreed that such waiver shall be made on a loan-by-loan basis, shall not affect the right of the Depositor and/or its Affiliates and agents, or such Pooled Mortgage Loan Seller and/or its Affiliates and agents, as the case may be, to assign the foregoing purchase option with respect to the subject Pooled Mortgage Loan to an independent third party and shall remain in effect only until the Depositor and/or its Affiliates and agents, or such Pooled Mortgage Loan Seller and/or its Affiliates and agents, as the case may be, are no longer the Majority Controlling Class Certificateholder(s) (or, in the case of the Birch Run Pooled Mortgage Loan, the Majority Class BR Certificateholder(s))); and

                           (viii)if the subject Specially Designated Defaulted Pooled Mortgage Loan is part of a Mortgage Loan Pair, then the purchase price to be paid in connection with the foregoing purchase option shall include an additional amount equal to all Advance Interest, Special Servicing Fees, Workout Fees, Liquidation Fees and other amounts (other than P&I Advances, Master Servicing Fees and Trustees Fees with respect to such Pooled Mortgage Loan) payable or reimbursable to the Master Servicer, the Applicable Special Servicer, the Trustee, the Certificate Administrator or the Tax Administrator with respect to such Pooled Mortgage Loan and such additional amount shall be deemed to be an advance reimbursable, with interest, to the purchaser of such Pooled Mortgage Loan under whatever agreement shall subsequently govern the servicing and administration of the subject Mortgage Loan Pair to the same extent as if such purchaser had been a servicer under such agreement and such advance had been a servicing advance under such agreement.

                  Exercise of the purchase option in respect of any Specially Designated Defaulted Pooled Mortgage Loan in accordance with this Section 3.18(c) shall be effected by giving written notice to that effect to the Trustee, the Certificate Administrator, the Master Servicer and, unless it is the party exercising such purchase option, the Applicable Special Servicer. The price payable for any Specially Designated Defaulted Pooled Mortgage Loan purchased under this Section 3.18(c) must be delivered to the Master Servicer within 15 days of the prospective purchaser's delivery of such notice (or, if later, within 15 days of the determination and, if necessary, confirmation of, any updated Fair Value of such Specially Designated Defaulted Pooled Mortgage Loan in accordance with Section 3.18(c)(vi) above) or such exercise of the purchase option for such Specially Designated Defaulted Pooled Mortgage Loan shall be void. The Applicable Special Servicer shall act on behalf of the Trust in taking all actions

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necessary and appropriate in connection with the sale of any Specially
Designated Defaulted Pooled Mortgage Loan pursuant to this Section 3.18(c) and the collection of all amounts payable in connection therewith. The price payable for any Specially Designated Defaulted Pooled Mortgage Loan purchased under this
Section 3.18(c) shall be deposited into the Collection Account. Upon its receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, the Custodian shall release or cause to be released to or at the direction of the purchaser, the related Mortgage File, and the Trustee or the Master Servicer on behalf of the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it by the purchaser and are reasonably necessary to vest in the purchaser or any designee thereof the ownership of such Pooled Mortgage Loan (subject to any rights of a Designated Sub-Servicer to primary service (or to perform select servicing duties with respect to) such Pooled Mortgage Loan). In connection with any such purchase by any Person other than it, the Applicable Special Servicer shall deliver the related Servicing File to or at the direction of the purchaser.

                  Nothing in this Section 3.18(c) is intended to prevent, impair or delay the Applicable Special Servicer or the Master Servicer from taking any action permitted to be taken thereby with respect to any Specially Designated Defaulted Pooled Mortgage Loan pursuant to, and the Master Servicer and the Applicable Special Servicer shall proceed concurrently with respect to a Specially Designated Defaulted Pooled Mortgage Loan (without regard to this
Section 3.18(c)) in accordance with, Section 3.09 or Section 3.20.

                  (d) The Applicable Special Servicer shall use its reasonable efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price as soon as reasonably practicable (in light of the use and location of such REO Property) and, in any event, within the time period provided for by Section 3.16(a). Subject to Section 3.24 hereof and Section 3.04 of the Birch Run Co-Lender Agreement, the Applicable Special Servicer shall accept the first (and, if multiple bids are received by a specified bid date, the highest) cash bid received from any Person that constitutes a fair price (determined pursuant to Section 3.18(e) below) for such REO Property; provided that, if the Applicable Special Servicer receives more than two bids from Independent third parties, it may also submit a bid. If the Applicable Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 3.18(e) below) for any REO Property within the time constraints imposed by Section 3.16(a), the Applicable Special Servicer shall dispose of such REO Property upon such terms and conditions as the Applicable Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances. No Interested Person shall be obligated to submit a bid to purchase any REO Property, and notwithstanding anything to the contrary herein, none of the Trustee, the Certificate Administrator or the Tax Administrator, in each case in its individual capacity, and none of their respective Affiliates and agents, may bid for or purchase any REO Property pursuant hereto.

                  The Applicable Special Servicer shall act on behalf of the Trust in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, a Special Servicer may charge prospective bidders, and may retain, fees that approximate such Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Collection Account, a Mortgage Loan Pair Custodial Account or the REO Account. Any sale of any REO Property shall be final and without recourse (except for warranties of title and condition) to the Trustee or the

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
Trust, and if such sale is consummated in accordance with the terms of this Agreement, none of the Applicable Special Servicer, the Certificate Administrator or the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Applicable Special Servicer or the Trustee.

                  (e) Whether any cash bid constitutes a fair price for any REO Property for purposes of Section 3.18(d) shall be determined by the Applicable Special Servicer or, if such cash bid is from the Applicable Special Servicer or an Affiliate thereof, by the Master Servicer (or, if the Master Servicer or an Affiliate thereof is also bidding, by the Trustee). In determining whether any bid received from the Applicable Special Servicer or an Affiliate thereof represents a fair price for any REO Property, the Master Servicer or Trustee, as applicable, shall be supplied with and shall be entitled to rely on the most recent Appraisal with respect to such REO Property obtained or conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such Appraisal or if there has been a material change at the subject property since any such Appraisal, on a new Appraisal to be obtained by the Applicable Special Servicer (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance)). The appraiser conducting any such new Appraisal shall be a Qualified Appraiser that is (i) selected by the Applicable Special Servicer if neither the Applicable Special Servicer nor any Affiliate thereof is bidding with respect to an REO Property and (ii) selected by the Master Servicer (or, if the Master Servicer or an Affiliate thereof is also bidding, by the Trustee) if either the Applicable Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to an REO Property, the Applicable Special Servicer shall require that all bids be submitted to it (or, if the Applicable Special Servicer or an Affiliate thereof is bidding, shall be submitted by it to the Master Servicer (or, if the Master Servicer or an Affiliate thereof is also bidding, to the Trustee)) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than the Applicable Special Servicer or an Affiliate thereof constitutes a fair price for any REO Property, the Applicable Special Servicer shall take into account the results of any Appraisal or updated Appraisal that it or the Master Servicer may have obtained in accordance with this Agreement within the preceding 12-month period, and any Qualified Appraiser shall be instructed to take into account, as applicable, among other factors, the occupancy level and physical condition of the REO Property, the state of the local economy in the area where the REO Property is located and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). The Purchase Price for any REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18(e), no cash bid from the Applicable Special Servicer or any Affiliate thereof shall constitute a fair price for any REO Property unless such bid is the highest cash bid received and at least two independent bids (not including the bid of the Applicable Special Servicer or any Affiliate thereof) have been received. Any bid by the Applicable Special Servicer shall be unconditional; and, if accepted, the REO Property shall be transferred to the Applicable Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of real property.

                  (f) Any sale of a Specially Designated Defaulted Pooled Mortgage Loan or any REO Property shall be for cash only.

                  SECTION 3.19. Additional Obligations of the Master Servicer and the Special Servicers.

                  (a) The Master Servicer shall deliver to the Certificate Administrator for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount (a "Compensating Interest Payment") equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received in respect of the Pooled Mortgage Loans during their respective Collection Periods for the Distribution Date immediately following such Master Servicer Remittance Date, and (ii) the aggregate of (A) that portion of its Master Servicing Fees collected with respect to the Mortgage Loans and REO Mortgage Loans in the Mortgage Pool during their respective Collection Periods for the Distribution Date immediately following such Master Servicer Remittance Date, that is in each case calculated at 0.01% per annum, and (B) all Prepayment Interest Excesses received by the Master Servicer with respect to the Pooled Mortgage Loans during their respective Collection Periods for the Distribution Date immediately following such Master Servicer Remittance Date; provided, however, that if a Prepayment Interest Shortfall occurs as a result of the Master Servicer's allowing the related Borrower to deviate from the terms of the related Mortgage Loan Documents regarding Principal Prepayments (other than
(W) as a result of the application of any Condemnation Proceeds or Insurance Proceeds, (X) subsequent to a default under the related Mortgage Loan Documents,
(Y) pursuant to applicable law or administrative or a court order, or (Z) at the request or with the consent of the Controlling Class Representative), then, for purposes of calculating the applicable Compensating Interest Payment, the amount in clause (ii) above shall be the aggregate of (A) all Master Servicing Fees collected with respect to the Mortgage Loans and REO Mortgage Loans in the Mortgage Pool during their respective Collection Periods for the subject Distribution Date and (B) all Prepayment Interest Excesses received by the Master Servicer with respect to the Pooled Mortgage Loans during their respective Collection Periods for the subject Distribution Date.

                  (b) Not more often than once per calendar month, each Special Servicer shall provide the Master Servicer with a list of Servicing Advances made by such Special Servicer during the prior month, and the Master Servicer shall be obligated, out of the Master Servicer's own funds, to reimburse such Special Servicer for such Servicing Advances (other than Nonrecoverable Servicing Advances), together with interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer seeking the reimbursement; provided that such request shall be accompanied by any information in such Special Servicer's possession reasonably necessary to make a nonrecoverability determination. Upon the Master Servicer's reimbursement to a Special Servicer of any Servicing Advance and payment to such Special Servicer of interest thereon, all in accordance with this Section 3.19(b), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as such Special Servicer actually made such Servicing Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Servicing Advance, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance at the time such Special Servicer did.

                  Notwithstanding anything to the contrary contained in this Agreement, if a Special Servicer (i) is required under any other provision of this Agreement to direct the Master Servicer to make a Servicing Advance or (ii) is otherwise aware a reasonable period in advance that it is reasonably likely that such Special Servicer will incur a cost or expense that will, when incurred, constitute a Servicing Advance, such Special Servicer shall (in the case of clause (i) preceding), and shall use reasonable efforts to (in the case of clause (ii) preceding), request that the Master Servicer make such Servicing Advance, such request to be made, in writing, in a timely manner that does not adversely affect the interests of any Certificateholder or, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder (and, in any event, to the extent reasonably practicable, at least five Business Days in advance of the date on which the failure to make such Servicing Advance would (with notice from the Trustee regardless of whether such notice is actually received) constitute an Event of Default pursuant to Section 7.01(a)(iv) and shall be accompanied by such information and documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request; provided, however, that a Special Servicer shall not be entitled to make such a request (other than for Emergency Advances) more frequently than once per calendar month (although such request may relate to more than one Servicing Advance). The Master Servicer shall have the obligation to make any such Servicing Advance (other than a Nonrecoverable Servicing Advance) that it is so requested by a Special Servicer to make, within five Business Days of the Master Servicer's receipt of such request and such information and documentation regarding the subject Servicing Advance(s) as the Master Servicer may reasonably request. The requesting Special Servicer shall cooperate with the Master Servicer's verification process. If the request is timely and properly made, the requesting Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it so requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of a Special Servicer, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advances made thereby.

                  Notwithstanding the foregoing provisions of this Section 3.19(b), the Master Servicer shall not be required to reimburse a Special Servicer for, or to make at the direction of a Special Servicer, any Servicing Advance if the Master Servicer determines in its reasonable judgment that such Servicing Advance, although not characterized by such Special Servicer as a Nonrecoverable Servicing Advance, is in fact a Nonrecoverable Servicing Advance (such determination to be evidenced as contemplated by Section 3.11(h)). The Master Servicer shall notify the Applicable Special Servicer in writing of such determination and, if applicable, such Nonrecoverable Servicing Advance shall be reimbursed to such Special Servicer pursuant to Section 3.05(a).

                  (c) Promptly following the occurrence of an Appraisal Trigger Event with respect to any Mortgage Loan, the Applicable Special Servicer shall obtain (or, if such Mortgage Loan has a Stated Principal Balance of $2,000,000 or less, at its discretion, conduct) an Appraisal of the related Mortgaged Property, unless an Appraisal (or an update of an Appraisal) thereof had previously been obtained (or, if applicable, conducted) within the preceding 12-month period and there has been no subsequent material change in the circumstances surrounding the related Mortgaged Property that in the judgment of the Applicable Special Servicer would materially affect the value of the property, and shall deliver a copy of such Appraisal to the Certificate Administrator, the Master Servicer, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan
Pair) and, in the case of the Birch Run Mortgaged Property, the Birch Run Operating Advisor. If such Appraisal is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such

Appraisal, the Applicable Special Servicer shall determine and report to the Trustee, the Master Servicer and the Certificate Administrator the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

                  For so long as any Mortgage Loan or REO Mortgage Loan remains a Required Appraisal Loan, the Applicable Special Servicer shall, within 30 days of each anniversary of such loan's having become a Required Appraisal Loan, obtain (or, if such Required Appraisal Loan has a Stated Principal Balance of $2,000,000 or less, at its discretion, conduct) an update of the prior Appraisal. If such update is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such update, the Applicable Special Servicer shall redetermine and report to the Trustee, the Master Servicer and the Certificate Administrator the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

                  At any time that any Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative (and, in the case of a Mortgage Loan Pair or any related REO Property, the related Companion Mortgage Loan Noteholder) may, at its own expense, obtain from a Qualified Appraiser and deliver to the Trustee, the Master Servicer, the Applicable Special Servicer and the Certificate Administrator an Appraisal of the related Mortgaged Property or REO Property, as the case may be. Upon the written request of the Controlling Class Representative or, if applicable, any related Companion Mortgage Loan Noteholder, the Applicable Special Servicer shall recalculate the Appraisal Reduction Amount with respect to such Required Appraisal Loan based on the Appraisal delivered by the Controlling Class Representative or, if applicable, any related Companion Mortgage Loan Noteholder and notify the Trustee, the Certificate Administrator, the Master Servicer, the Controlling Class Representative and if applicable, the related Companion Mortgage Loan Noteholder of such recalculated Appraisal Reduction Amount (if any).

                  (d) The Master Servicer shall not be required to pay without reimbursement the fees charged by any Rating Agency for a (i) confirmation as to the lack of an Adverse Rating Event with respect to any Class of Rated Certificates or (ii) in connection with any other particular matter, unless the Master Servicer has failed to use efforts in accordance with the Servicing Standard to collect such fees from the Borrower.

                  (e) In connection with each prepayment of principal received hereunder, the Master Servicer shall calculate any applicable Prepayment Premium payable under the terms of the related Mortgage Note or loan agreement. Upon written request of any Certificateholder, the Master Servicer shall disclose to such Certificateholder its calculation of any such Prepayment Premium.

                  (f) The Master Servicer shall not permit defeasance of any Mortgage Loan (x) before the earliest date on which defeasance is permitted under the terms of such Mortgage Loan, or (y) subject to the terms of such Mortgage Loan, unless (i) the defeasance collateral consists of government securities (as defined in Section 2(a)(16) of the Investment Company Act), (ii) the Master Servicer has determined that the defeasance will not result in an Adverse REMIC Event in respect of any REMIC Pool, (iii) the Master Servicer has notified the Rating Agencies, (iv) the Master Servicer has confirmed that such defeasance will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (provided that the requirement to obtain such confirmation will be a precondition to the defeasance only if the Master Servicer is able under the related Mortgage Loan Documents and applicable law to prevent the defeasance if such confirmation is not obtained and either (A) the subject Mortgage Loan is one of the ten largest Pooled Mortgage Loans by balance or has a Stated Principal Balance in excess of the lesser of $20,000,000 and 5.0% of the then aggregate Stated Principal Balance of the Mortgage Pool or (B) in the case of all Pooled Mortgage Loans not covered by
(A) above, the Master Servicer is unable to execute and deliver the certification attached hereto as Exhibit B-4 in connection with the subject defeasance), and (v) the Master Servicer has requested and received from the related Borrower (A) an Opinion of Counsel generally to the effect that the Trustee will have a perfected, first priority security interest in such defeasance collateral and (B) written confirmation from a firm of Independent accountants stating that payments made on such defeasance collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage Loan in full on or before its Stated Maturity Date (or, in the case of an ARD Mortgage Loan, on or before its Anticipated Repayment Date) and to timely pay each Monthly Payment scheduled to be due prior thereto but after the defeasance; provided that, if under the terms of the related Mortgage Loan Documents, the related Borrower delivers cash to purchase the defeasance collateral rather than the defeasance collateral itself, the Master Servicer shall purchase the government securities contemplated by the related Mortgage Loan Documents. Subsequent to the second anniversary of the Startup Day for the REMIC Pool that holds the subject Mortgage Loan, to the extent that the Master Servicer can, in accordance with the related Mortgage Loan Documents, require defeasance of any Mortgage Loan in lieu of accepting a prepayment of principal thereunder, including a prepayment of principal accompanied by a Prepayment Premium, the Master Servicer shall, to the extent it is consistent with the Servicing Standard, require such defeasance, provided that the conditions set forth in clauses (i) through (v) of the preceding sentence have been satisfied. Any reasonable out-of-pocket expense incurred by the Master Servicer pursuant to this Section 3.19(f) shall be paid by the Borrower of the defeased Mortgage Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document. The Master Servicer and the Applicable Special Servicer each shall, consistent with the Servicing Standard, enforce the provisions of the Mortgage Loans it is obligated to service hereunder relating to defeasance and prepayment restrictions; provided that, if at any time a court with jurisdiction in the matter shall hold that the related Borrower may obtain a release of the subject Mortgaged Property but is not obligated to deliver the full amount of the defeasance collateral contemplated by the related Mortgage Loan Documents (or cash sufficient to purchase such defeasance collateral), then the Master Servicer shall (i) if consistent with such court holding and the related Mortgage Loan Documents, refuse to allow the defeasance of the Mortgage Loan or
(ii) if the Master Servicer cannot so refuse and if the related Borrower has delivered cash to purchase the defeasance collateral, the Master Servicer shall either (A) buy such defeasance collateral or (B) prepay the Mortgage Loan, in either case, in accordance with the Servicing Standard.

                  (g) The Master Servicer shall, as to each Pooled Mortgage Loan which is secured by the interest of the related Borrower under a Ground Lease as listed on the Pooled Mortgage Loan Schedule, promptly (and, in any event, within 45 days) after the Closing Date notify the related ground lessor of the transfer of such Pooled Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

                  (h) The Master Servicer shall maintain at its Primary Servicing Office and shall, upon reasonable advance written notice, make available during normal business hours for review by the Trustee, the Certificate Administrator, the Depositor, each Rating Agency, the Controlling Class Representative and, subject to the succeeding paragraph, any Certificateholder or Certificate Owner, or any Person identified to the Master Servicer by any Certificateholder or Certificate Owner, as a prospective transferee of a Certificate or an interest therein, originals and/or copies of the following items (to the extent such items were prepared by or delivered to the Master Servicer): (i) the most recent inspection report prepared by the Master Servicer or the Applicable Special Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a); (ii) the most recent quarterly and annual operating statement and rent roll of each related Mortgaged Property and financial statements of the related Borrower collected by the Master Servicer or the Applicable Special Servicer pursuant to Section 3.12(b);
(iii) all files and reports comprising the CMSA Investor Reporting Package prepared by the Master Servicer or the Applicable Special Servicer since the Closing Date pursuant to Sections 3.12 and 4.02; and (iv) all of the Servicing Files in its possession; provided that, if the Master Servicer reasonably determines that any item of information contained in such Servicing Files is of a nature that it should be conveyed to all Certificateholders at the same time, it shall, as soon as reasonably possible following its receipt of any such item of information, disclose such item of information to the Certificate Administrator as part of the reports to be delivered to the Certificate Administrator by the Master Servicer pursuant to Section 3.12 and/or Section 4.02, and until the Certificate Administrator has either disclosed such information to all Certificateholders in a Statement to Certificateholders or has properly filed such information with the Commission on behalf of the Trust under the Exchange Act, the Master Servicer shall be entitled to withhold such item of information from any Certificateholder or Certificate Owner or prospective transferee of a Certificate or an interest therein; and provided, further, that the Master Servicer shall not be required to make particular items of information contained in the Servicing File for any Mortgage Loan available to any Person if the disclosure of such particular items of information is expressly prohibited by applicable law or the provisions of any related Mortgage Loan Documents or if such documentation is subject to claim of privilege under applicable law that can be asserted by the Master Servicer; and provided, further, that, except in the case of the Rating Agencies, the Master Servicer shall be entitled to recover from any Person reviewing the Servicing Files pursuant to this Section 3.19(h) its reasonable "out-of-pocket" expenses incurred in connection with making the Servicing Files available to such Person. Except as set forth in the provisos to the preceding sentence, copies of any and all of the foregoing items are to be made available by the Master Servicer upon request; however, the Master Servicer shall be permitted to require, except from the Rating Agencies, payment of a sum sufficient to cover the reasonable out-of-pocket costs and expenses of providing such service. The Applicable Special Servicer shall, as to each Specially Serviced Mortgage Loan and REO Property, promptly deliver to the Master Servicer a copy of each document or instrument added to the related Servicing File, and the Master Servicer shall in no way be in default under this Section 3.19(h) solely by reason of a Special Servicer's failure to do so. The Master Servicer shall not be liable for the dissemination of information in accordance with this Section 3.19(h).

                  In connection with providing access to or copies of the items described in the preceding paragraph, the Master Servicer may require, (i) in the case of Certificateholders and Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a Holder or Certificate Owner of Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential (except that such Certificateholder or Certificate Owner may provide such information to its auditors, legal counsel and regulators and to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person has signed and delivered the written confirmation described in this clause (i) or in the immediately succeeding clause (ii), as applicable), and (ii) in the case of a prospective purchaser, written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in

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evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner need keep confidential any information received from the Master Servicer pursuant to this Section 3.19(h) that has previously been filed with the Commission, and the Master Servicer shall not require either of the certifications contemplated by the preceding sentence in connection with providing any information pursuant to this Section 3.19(h) that has previously been filed with the Commission.

                  SECTION 3.20.     Modifications, Waivers, Amendments and
                                    Consents.

                  (a) The Applicable Special Servicer (solely as to any Specially Serviced Mortgage Loan) and the Master Servicer (solely as to any Performing Mortgage Loan) each may (consistent with the Servicing Standard), agree to any modification, waiver or amendment of any term of, extend the maturity of, defer or forgive interest (including Default Interest and Post-ARD Additional Interest) on and principal of, defer or forgive late payment charges and Prepayment Premiums on, permit the release, addition or substitution of collateral securing, and/or permit the release, addition or substitution of the Borrower on or any guarantor of, any Mortgage Loan; provided that the Master Servicer's and each Special Servicer's respective rights to do so shall be subject to Sections 3.08 and 3.24 of this Agreement and Section 3.04 of the Birch Run Co-Lender Agreement and, further, to each of the following limitations, conditions and restrictions:

                           (i) other than as provided in Sections 2.03(b), 3.02,
         3.08 and 3.20(g), the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan, that would affect the amount or timing of any related payment of principal, interest or other amount payable under such Mortgage Loan or affect the security for such Mortgage Loan, unless the Master Servicer has obtained the consent of the Applicable Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Applicable Special Servicer with notice of any Borrower request for such modification, waiver or amendment, with the Master Servicer's recommendations and analysis, and with all information reasonably available to the Master Servicer that the Applicable Special Servicer may reasonably request in order to withhold or grant any such consent, (B) the Applicable Special Servicer shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly denied within 15 Business Days of the Applicable Special Servicer's receipt from the Master Servicer of the Master Servicer's recommendations and analysis and all information reasonably requested by the Applicable Special Servicer and reasonably available to the Master Servicer in order to make an informed decision (or, if the Applicable Special Servicer did not request any information, within 15 Business Days from such notice), such consent shall be deemed to have been granted, including the Controlling Class Representative's five-Business Day response period pursuant to Section 3.24 of this Agreement and the Birch Run Operating Advisor's 10-Business Day response period pursuant to Section 3.04 of the Birch Run Co-Lender Agreement);

                           (ii) other than as provided in Sections 3.02, 3.08 and 3.20(f), the Applicable Special Servicer shall not agree to (or, in the case of a Performing Mortgage Loan, consent to the Master Servicer's agreeing to) any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that

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         would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Applicable Special Servicer's reasonable judgment, would materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, unless a material default on such Mortgage Loan has occurred or, in the Applicable Special Servicer's reasonable judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders and, in the case of a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders and, in the case of a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder to be done at the related Net Mortgage Rate), than would liquidation;

                           (iii) the Applicable Special Servicer shall not extend (or, in the case of a Performing Mortgage Loan, consent to the Master Servicer's extending) the date on which any Balloon Payment is scheduled to be due on any Mortgage Loan to a date beyond the earliest of (A) the fifth anniversary (or, in the case of the Birch Run Mortgage Loan Pair, the third anniversary) of the Mortgage Loan's Stated Maturity Date, (B) two years prior to the Rated Final Distribution Date, (C) if such Mortgage Loan is secured by a Mortgage solely or primarily on the related Borrower's leasehold interest in the related Mortgaged Property (but not by the corresponding fee interest), 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the Ground Lease, 10 years) prior to the end of the then current term of the related Ground Lease (plus any unilateral options to extend), and (D) in the case of a Performing Mortgage Loan, the 90th day following the date on which such Balloon Payment is scheduled to be due;

                           (iv) neither the Applicable Special Servicer nor the Master Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool (it being acknowledged and agreed that the Applicable Special Servicer shall not be liable for decisions made under this subsection in accordance with the Servicing Standard);

                           (v) neither the Applicable Special Servicer nor the Master Servicer shall permit (and, in the case of a Performing Mortgage Loan, the Applicable Special Servicer shall not consent to the Master Servicer's permitting) any Borrower to add or substitute any real estate collateral for its Mortgage Loan unless the Applicable Special Servicer shall have first (A) determined, in its reasonable judgment, based upon a Phase I Environmental Assessment (and any additional environmental testing that the Applicable Special Servicer deems necessary and prudent) conducted by an Independent Person who regularly conducts Phase I Environmental Assessments, at the expense of the Borrower, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations and (B) received written confirmation from each Rating

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
         Agency that such addition or substitution of such real estate collateral will not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

                           (vi) neither the Applicable Special Servicer nor the Master Servicer shall release (and, in the case of a Performing Mortgage Loan, the Applicable Special Servicer shall not consent to the Master Servicer's releasing), including in connection with a substitution contemplated by clause (v) above, any collateral securing an outstanding Mortgage Loan, except as provided in Section 3.09(d) or
         Section 3.20(g), or except where a Mortgage Loan (or, in the case of a Cross-Collateralized Group, where such entire Cross-Collateralized Group) is satisfied, or except in the case of a release where (A) either (1) the use of the collateral to be released will not, in the Applicable Special Servicer's reasonable judgment, materially and adversely affect the net operating income being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal pay down of such Mortgage Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute collateral with an appraised value at least equal to that of the collateral to be released, is delivered), (B) the remaining Mortgaged Property (together with any substitute collateral) is, in the Applicable Special Servicer's reasonable judgment, adequate security for the remaining Mortgage Loan and (C) such release would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (vi) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically by its terms, or results from the exercise of a unilateral option by the related Borrower within the meaning of Treasury regulation section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Closing Date, and (y) notwithstanding clauses (i) through (vi) above, neither the Master Servicer nor the Applicable Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower, if in its reasonable judgment, such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

                  (b) Neither the Applicable Special Servicer nor the Master Servicer shall have any liability to the Trust, the Certificateholders or any other Person if the Applicable Special Servicer's analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) is reasonably likely to produce a greater recovery to Certificateholders (as collective whole) on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis by the Applicable Special Servicer and the Applicable Special Servicer has acted reasonably and complied with the Servicing Standard in ascertaining the pertinent facts. Each such determination shall be evidenced by an Officer's Certificate to such effect to be delivered by the Applicable Special Servicer to the Certificate Administrator.

                  (c) Any payment of interest, which is deferred pursuant to
Section 3.20(a), shall not, for purposes of calculating monthly distributions and reporting information to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized; provided, however, that this sentence shall not limit the rights of the Master Servicer or the Applicable Special Servicer on behalf of the Trust to enforce any obligations of the related Borrower under such Mortgage Loan.

                  (d) The Master Servicer and the Applicable Special Servicer each may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the discretion of the Master Servicer or the Applicable Special Servicer, as the case may be, pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Borrower pay to it a reasonable or customary fee (which shall in no event exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related processing fee, application fee and costs and expenses incurred by it. All such fees collected by the Master Servicer or the Applicable Special Servicer shall constitute Additional Special Servicing Compensation as provided in Section 3.11. All such fees that are to be shared by the Master Servicer and a Special Servicer pursuant to Section 3.08 and this Section 3.20 shall only be reduced or waived by their joint written consent.

                  (e) All modifications, amendments, material waivers and other material actions entered into or taken in respect of the Mortgage Loans pursuant to this Section 3.20 shall be in writing. The Master Servicer (in the case of a Performing Mortgage Loan) and the Applicable Special Servicer (in the case of a Specially Serviced Mortgage Loan) shall notify the other such party, each Rating Agency, the Certificate Administrator, the Trustee, the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, in the case of the Birch Run Mortgage Loan Pair, the Birch Run Operating Advisor, in writing, of any modification, waiver, amendment or other action entered into or taken thereby in respect of any Mortgage Loan pursuant to this Section 3.20 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Master Servicer (in the case of a Performing Mortgage Loan) and the Applicable Special Servicer (in the case of a Specially Serviced Mortgage
Loan) pursuant to Section 3.20(a) above, the Master Servicer or the Applicable Special Servicer, as the case may be, shall deliver to the other such party, the Trustee, the Certificate Administrator and the Rating Agencies an Officer's Certificate certifying that all of the requirements of Section 3.20(a) have been met and setting forth in reasonable detail the basis of the determination made by it pursuant to Section 3.20(a)(i); provided that, if such modification, waiver or amendment involves an extension of the maturity of any Mortgage Loan, such Officer's Certificate shall be delivered to the other such party, the Trustee, the Certificate Administrator and the Rating Agencies before the modification, waiver or amendment is agreed to.

                  (f) With respect to any ARD Mortgage Loan that is a Performing Mortgage Loan, after its Anticipated Repayment Date, the Master Servicer shall be permitted, with the consent of the Applicable Special Servicer (which consent shall be granted or withheld in a manner consistent with the Servicing Standard), to waive (such waiver to be in writing addressed to the related Borrower, with a copy to the Trustee) all or any portion of the accrued Post-ARD Additional Interest in respect of such ARD Mortgage Loan if, prior to the related maturity date, the related Borrower has requested the right to prepay such ARD Mortgage Loan in full, together with all payments required by the related Mortgage Loan Documents in connection with such prepayment, except for such accrued Post-ARD Additional Interest, provided that the Master Servicer has determined, in its reasonable judgment, that the waiver of the Trust's right to receive such accrued Post-ARD Additional Interest is in accordance with the Servicing Standard.

                  (g) Notwithstanding anything in this Section 3.20 to the contrary, the Master Servicer shall not be required to seek the consent of the Applicable Special Servicer or any Certificateholder or obtain any confirmation of the Certificate ratings from the Rating Agencies in order to approve the following modifications, waivers or amendments of the Mortgage Loans: (i) waivers of minor covenant defaults (other than financial covenants), including late financial statements; (ii) releases of parcels of a Mortgaged Property (provided that any such releases do not materially affect the use or value of a Mortgaged Property or the Borrower's ability to make any payments with respect to the related Mortgage Loan or are releases as to which the related Mortgage Loan Documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain conditions and such releases shall be made as required by the Mortgage Loan Documents); and (iii) grants of easements that do not materially affect the use or value of a Mortgaged Property or the Borrower's ability to make any payments with respect to the related Mortgage Loan; provided that any such modification, waiver or amendment, or agreeing to any such modification, waiver or amendment, (w) would not in any way affect a payment term of the subject Mortgage Loan, (x) would not constitute a "significant modification" of such Mortgage Loan pursuant to Treasury regulation section 1.860G-2(b) and would not otherwise constitute an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (y) would be consistent with the Servicing Standard, and (z) shall not violate the terms, provisions or limitations of this Agreement or any other document contemplated hereby. Notwithstanding anything to the contrary herein, the Master Servicer shall not release, in whole or in part, change or modify the Letter of Credit for the Pooled Mortgage Loan secured by the Mortgaged Property identified on the Pooled Mortgage Loan Schedule as Imperial Gardens without the consent of the General Special Servicer and the Controlling Class Representative.

                  (h) The Master Servicer shall not terminate or replace, or consent to the termination or replacement of, any property manager with respect to any Mortgaged Property, and the Master Servicer shall not terminate or change or consent to the termination or change of the franchise for any Mortgage Property operated as a hospitality property, in any event without the prior written consent of the Applicable Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Applicable Special Servicer with its analysis, recommendations and all information that the Applicable Special Servicer may reasonably request and which information is in the possession of the Master Servicer, in order to withhold or grant any such consent, (B) the Applicable Special Servicer shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly denied within 15 Business Days of the Applicable Special Servicer's receipt from the Master Servicer of such analysis, recommendation and all information reasonably requested thereby in order to make an informed decision (or, if the Applicable Special Servicer did not request any information, within 15 Business Days from such notice), including the Controlling Class Representative's five-Business Day response period pursuant to
Section 3.24 of this Agreement and the Birch Run Operating Advisor's 10-Business Day response period pursuant to the Birch Run Co-Lender Agreement, such consent shall be deemed to have been granted).

                  (i) In connection with granting an extension of the maturity date of any Mortgage Loan in accordance with Section 3.20(a), the Applicable Special Servicer, in the case of a Specially Serviced Mortgage Loan, and the Master Servicer, in the case of a Performing Mortgage Loan, shall each cause the related Borrower to agree, if it has not already done so pursuant to the existing Mortgage Loan Documents, to thereafter deliver to the Applicable Special Servicer, the Trustee and the Controlling Class Representative audited operating statements on a quarterly basis with respect to the related Mortgaged Property, provided that the Applicable Special Servicer or the Master Servicer, as the case may be, may, in its sole discretion, waive the requirement that such statements be audited.

                  (j) In the event that the Master Servicer receives a request by a Borrower with respect to a Performing Mortgage Loan for consent, modification, waiver or indulgence or any other matter or thing, the request of which would require action on the part of the Applicable Special Servicer under this Section 3.20, the Master Servicer shall promptly notify the Applicable Special Servicer, in writing, of such request, and provide its recommendation and analysis, together with related documents reasonably requested by the Applicable Special Servicer.

                  (k) All modifications, waivers or amendments of the payment terms in respect of a Mortgage Loan Pair shall be structured so as to be consistent with the allocation and payment priorities in the related Mortgage Loan Documents so that neither the Trust as holder of the Pooled Mortgage Loan in the related Mortgage Loan Pair nor the related Companion Mortgage Loan Noteholder gains a priority over the other holder that is not reflected in the related Mortgage Loan Documents.

                  Further, to the extent consistent with the Servicing Standard, taking into account the subordinate position of the related Companion Mortgage Loan, (i) no waiver, reduction or deferral of any amounts due on the Mortgage Loan in a Mortgage Loan Pair will be effected prior to the waiver, reduction or deferral of the entire corresponding item in respect of the related Companion Mortgage Loan, and (ii) no reduction of the Mortgage Rate of the Mortgage Loan in a Mortgage Loan Pair may be effected prior to the reduction of the Mortgage Rate of the related Companion Mortgage Loan to the maximum extent possible.

                  SECTION 3.21. Transfer of Servicing Between Master Servicer and Applicable Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, if the Master Servicer is not also the Applicable Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver the related Servicing File, to the Applicable Special Servicer and shall use its reasonable efforts to provide the Applicable Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Applicable Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. Without regard to whether the Master Servicer and the Applicable Special Servicer are the same Person, the Applicable Special Servicer shall immediately give notice of a Servicing Transfer Event to the Controlling Class Representative, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan Pair) and, in the case of the Birch Run Mortgage Loan Pair, the Birch Run Operating Advisor. The Master Servicer shall use its reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event. The Applicable Special Servicer may, as to any delinquent Mortgage Loan, prior to the occurrence of a Servicing Transfer Event with respect thereto, request and obtain the foregoing documents and information in order to perform its duties described in Section 3.02.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Applicable Special Servicer, the Applicable Special Servicer shall immediately give notice thereof, and shall return the related Servicing File within five Business Days, to the Master Servicer; and, upon giving such notice and returning such Servicing

File to the Master Servicer, the Applicable Special Servicer's obligation to service such Mortgage Loan, and the Applicable Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

                  Notwithstanding anything herein to the contrary, in connection with the transfer to the Applicable Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the Master Servicer and the Applicable Special Servicer shall each transfer to the other, in the case of a transfer to the Applicable Special Servicer, at the sole option of the Controlling Class Representative, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Cross-Collateralized Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at anytime that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Cross-Collateralized Group.

                  (b) In servicing any Specially Serviced Mortgage Loan, the Applicable Special Servicer shall provide to the Trustee (or the applicable Custodian appointed by the Trustee) originals of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

                  (c) The Master Servicer and the Applicable Special Servicer shall furnish to each other, upon reasonable request, such reports, documents, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to any Mortgage Loan or REO Property and as shall be reasonably required by the requesting party in order to perform its duties hereunder.

                  (d) In connection with the performance of its obligations hereunder, each of the Master Servicer and the Special Servicers shall be entitled to rely upon written information provided to it by the others.

                  (e) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and a Special Servicer are the same Person, all notices, certificates, information, consents and documents required to be given or delivered by the Master Servicer to such Special Servicer or vice versa shall be deemed to be given or delivered, as the case may be, without the necessity of any action on such Person's part.

                  SECTION 3.22.     Sub-Servicing Agreements.

                  (a) The Master Servicer and, subject to Section 3.22(f), each Special Servicer may each enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement and does not subject the Trust to any liability; (ii) expressly or effectively provides that if the Master Servicer or a Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of an Event of Default), any

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successor to the Master Servicer or such Special Servicer, as the case may be, hereunder (including the Trustee if the Trustee has become such successor pursuant to Section 7.02) may thereupon either assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or such Special Servicer, as the case may be, under such agreement or, subject to the provisions of Section 3.22(d), terminate such rights and obligations, in either case without payment of any fee except as set forth in Section 3.22(d); (iii) prohibits the Sub-Servicer from modifying any Mortgage Loan or commencing any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer or the subject Special Servicer; (iv) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides (unless the Applicable Special Servicer agrees otherwise) that such agreement shall be suspended or terminated with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and also expressly or effectively provides (unless the Applicable Special Servicer agrees otherwise) that the Sub-Servicer shall not receive or accrue an entitlement to any sub-servicing compensation in respect of a Specially Serviced Mortgage Loan or an REO Mortgage Loan; and (v) in the case of a Sub-Servicing Agreement entered into by a Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan. References in this Agreement to actions taken or to be taken by the Master Servicer or a Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or such Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or a Special Servicer, as the case may be, hereunder to make Advances shall be deemed to have been advanced by the Master Servicer or such Special Servicer, as the case may be, out of its own funds. Accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or such Special Servicer, as the case may be; and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(g) and/or Section 4.03(d), such interest to be allocable between the Master Servicer or such Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicers each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicers each shall notify the other such parties, the Trustee, the Certificate Administrator, the related Companion Mortgage Loan Noteholder (with respect to a Mortgage Loan
Pair) and the Depositor in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee and the Certificate Administrator copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents.

                  (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

                  (c) The Master Servicer and the Special Servicers, for the benefit of the Trustee, the Certificateholders and, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, each shall (at no expense to the other such parties or to the Trustee, the Certificateholders, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholders or the Trust) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the subject Special Servicer, as applicable, in its reasonable judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicers shall each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

                  (d) If the Master Servicer, the General Special Servicer or the Birch Run Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default), then the Trustee or other successor Master Servicer, General Special Servicer or Birch Run Special Servicer, as the case may be, shall succeed to the rights and assume the obligations of the Master Servicer, the General Special Servicer or the Birch Run Special Servicer, as the case may be, under any Sub-Servicing Agreement unless the Trustee or other successor Master Servicer, General Special Servicer or Birch Run Special Servicer elects to terminate any such Sub-Servicing Agreement in accordance with its terms and Section 3.22(a)(ii) hereof; provided that a Designated Sub-Servicer Agreement may not be so terminated except for cause. In any event, if a Sub-Servicing Agreement is to be assumed by the Trustee or other successor Master Servicer, General Special Servicer or the Birch Run Special Servicer, then the Master Servicer, the General Special Servicer or the Birch Run Special Servicer, as applicable, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

                  (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Applicable Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible. No appointment of a Sub-Servicer shall result in any additional expense to the Trustee, the Certificate Administrator, the Certificateholders or the Trust other than those contemplated herein.

                  (f) The General Special Servicer shall not enter into any Sub-Servicing Agreement unless either: (i) the Rating Agencies have confirmed in writing that entering into such agreement will not result in an Adverse Rating Event; or (ii) such agreement relates to one or more Mortgage Loans that (together with any other Specially Serviced Mortgage Loan or Loans (other than any Birch Run Specially Serviced Mortgage Loans) sub-serviced in accordance with this Section 3.22) together represent less than 25% of the aggregate outstanding principal balance of all Specially Serviced Mortgage Loans.

                  (g) Each successor Master Servicer hereunder shall, except as provided in Section 7.01(c), agree to assume the responsibilities and obligations of the Master Servicer under the applicable Designated Sub-Servicer Agreement.

                  SECTION 3.23.     Controlling Class Representative.

                  (a) The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled in accordance with this Section 3.23 to select a representative (the "Controlling Class

Representative") having the rights and powers specified in this Agreement (including those specified in Section 3.24) or to replace an existing Controlling Class Representative. Upon (i) the receipt by the Certificate Administrator of written requests for the selection of a Controlling Class Representative from the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) a determination by the Certificate Administrator that the Controlling Class has changed, the Certificate Administrator shall promptly notify the Depositor and the Holders (and, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Certificate Administrator or identified thereto by the Depository or the Depository Participants, at the expense of the Certificateholder or Certificate Owner requesting information with respect to clause (i) and clause (iii) above if the Depository charges a fee for such identification, the Certificate Owners) of the Controlling Class that they may select a Controlling Class Representative. Such notice shall set forth the process established by the Certificate Administrator for selecting a Controlling Class Representative, which process may include the designation of the Controlling Class Representative by the Majority Controlling Class Certificateholder(s) by a writing delivered to the Certificate Administrator. Notwithstanding the foregoing, but subject to satisfaction of the conditions set forth in the next sentence, Allied Capital Corporation shall be the Controlling Class Representative upon its acquisition of the Class Q Certificates. No appointment of any Person as a Controlling Class Representative shall be effective until such Person provides the Certificate Administrator with written confirmation of its acceptance of such appointment, written confirmation that it will keep confidential all information received by it as Controlling Class Representative hereunder or otherwise with respect to the Certificates, the Trust Fund and/or this Agreement, an address and telecopy number for the delivery of notices and other correspondence and a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers).

                  (b) Within ten Business Days (or as soon thereafter as practicable if the Controlling Class consists of Book-Entry Certificates) of any change in the identity of the Controlling Class Representative of which a Responsible Officer of the Certificate Administrator has actual knowledge the Certificate Administrator shall deliver to the Holders or Certificate Owners, as applicable, of the Controlling Class, the Master Servicer and the Applicable Special Servicer the identity of the new Controlling Class Representative and a list of each Holder (or, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, each Certificate Owner) of the Controlling Class, including, in each case, names and addresses. With respect to such information, the Certificate Administrator shall be entitled to conclusively rely on information provided to it by the Holders (or, in the case of Book-Entry Certificates, subject to Section 5.06, by the Depository or the Certificate Owners) of such Certificates, and the Master Servicer and each Special Servicer shall be entitled to rely on such information provided by the Certificate Administrator with respect to any obligation or right hereunder that the Master Servicer or such Special Servicer, as the case may be, may have to deliver information or otherwise communicate with the Controlling Class Representative or any of the Holders (or, if applicable, Certificate Owners) of the Controlling Class. In addition to the foregoing, within two Business Days of the selection, resignation or removal of a Controlling Class Representative, the Certificate Administrator shall notify the parties to this Agreement of such event.

                  (c) A Controlling Class Representative may at any time resign as such by giving written notice to the Certificate Administrator and to each Holder (or, in the case of Book-Entry

Certificates, Certificate Owner) of the Controlling Class. The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to remove any existing Controlling Class Representative by giving written notice to the Certificate Administrator and to such existing Controlling Class Representative.

                  (d) Once a Controlling Class Representative has been selected pursuant to this Section 3.23, each of the parties to this Agreement and each Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of the Controlling Class, by aggregate Certificate Principal Balance, or such Controlling Class Representative, as applicable, shall have notified the Certificate Administrator and each other party to this Agreement and each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class, in writing, of the resignation or removal of such Controlling Class Representative.

                  (e) Any and all expenses of the Controlling Class Representative shall be borne by the Holders (or, if applicable, the Certificate Owners) of Certificates of the Controlling Class, pro rata according to their respective Percentage Interests in such Class, and not by the Trust. Notwithstanding the foregoing, if a claim is made against the Controlling Class Representative by a Borrower with respect to this Agreement or any particular Mortgage Loan, the Controlling Class Representative shall immediately notify the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicers, whereupon (if the General Special Servicer or the Trust are also named parties to the same action and, in the reasonable judgment of the General Special Servicer, (i) the Controlling Class Representative had acted in good faith, without negligence or willful misfeasance, with regard to the particular matter at issue, and (ii) there is no potential for the General Special Servicer or the Trust to be an adverse party in such action as regards the Controlling Class Representative) the General Special Servicer on behalf of, and at the expense of, the Trust shall, subject to Section 6.03, assume the defense of any such claim against the Controlling Class Representative; provided that the Controlling Class Representative shall be liable for any damages or judgment against it arising solely from its actions. This provision shall survive the termination of this Agreement and the termination or resignation of the Controlling Class Representative.

                  SECTION 3.24. Certain Rights and Powers of the Controlling Class Representative.

                  (a) The Controlling Class Representative will be entitled to advise the General Special Servicer with respect to the following actions (other than with respect to the Birch Run Mortgage Loan Pair or any related REO Property), and notwithstanding anything in any other Section of this Agreement to the contrary, but in all cases subject to Section 3.24(b), the General Special Servicer will not be permitted to take any of the following actions (other than with respect to the Birch Run Mortgage Loan Pair or any related REO Property) unless and until it has notified the Controlling Class Representative in writing and the Controlling Class Representative has not objected in writing within five Business Days of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto (provided that if such written objection has not been received by the General Special Servicer within such five-Business Day period, then the Controlling Class Representative's approval will be deemed to have been given):

                           (i) any proposed foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

                           (ii) any modification, amendment or waiver of a monetary term (including the timing of payments) or any material non-monetary term of a Mortgage Loan;

                           (iii) any proposed sale of an REO Property (other than in connection with the termination of the Trust Fund) for less than the Purchase Price;

                           (iv) any acceptance of a discounted payoff with respect to a Specially Serviced Mortgage Loan;

                           (v) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

                           (vi) any release of collateral for a Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such Mortgage Loan);

                           (vii) any acceptance of substitute or additional collateral for a Mortgage Loan (other than in accordance with the terms of such Mortgage Loan);

                           (viii)any release of earn-out or performance holdback Reserve Funds, or return of any related Letter of Credit delivered in lieu of earn-out or performance holdback Reserve Funds, to the Borrower under any Mortgage Loan identified on Exhibit B-1G;

                           (ix) any waiver of a "due-on-sale" or
         "due-on-encumbrance" clause with respect to any Mortgage Loan; and

                           (x) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan;

provided that the five Business Days in which the Controlling Class Representative must object shall be part of the 15 day periods in Section 3.03(d), Section 3.08, Section 3.20(a)(i) and Section 3.20(h); provided, further, that, in the event that the General Special Servicer determines that immediate action is necessary to protect the interests of the Certificateholders and, with respect to the MJ Ocala Hilton Mortgage Loan, the related MJ Ocala Hilton Companion Mortgage Loan Noteholder (as a collective whole), the General Special Servicer may take any such action without waiting for the Controlling Class Representative's response; and, provided, further, that, in connection with any release, change or modification to the Letter of Credit for the Pooled Mortgage Loan secured by the Mortgaged Property identified on the Pooled Mortgage Loan Schedule as Imperial Gardens, the General Special Servicer shall obtain the consent of the Controlling Class Representative.

                  In addition, subject to Section 3.24(b), the Controlling Class Representative may direct the General Special Servicer to take, or to refrain from taking, such actions with respect to any Mortgage Loan or REO Property (other than a Birch Run Mortgage Loan or a Birch Run REO Property) as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, the General Special Servicer shall provide the Controlling Class Representative with any information in such Special Servicer's possession with respect to such matters, including, without limitation, its reasons for determining to take a proposed action; provided that such information shall also be provided, in a written format, to the Certificate Administrator, who shall make it available for review pursuant to Section 8.12(b) unless making it so available would cause material harm to the interests of the Trust.

                  (b) Notwithstanding anything herein to the contrary, (i) neither the General Special Servicer nor the Master Servicer shall have any right or obligation to consult with or to seek and/or obtain consent or approval from any Controlling Class Representative prior to acting, and provisions of this Agreement requiring such shall be of no effect, during the period prior to the initial selection of a Controlling Class Representative and, if any Controlling Class Representative resigns or is removed, during the period following such resignation or removal until a replacement is selected, and (ii) no advice, direction or objection from or by the Controlling Class Representative, as contemplated by Section 3.24(a), may (and the General Special Servicer shall ignore and act without regard to any such advice, direction or objection that the General Special Servicer has determined, in its reasonable, good faith judgment, would) (A) require or cause the General Special Servicer or the Master Servicer to violate applicable law, the terms of any Mortgage Loan, any other Section of this Agreement or any provision of the REMIC Provisions, including the General Special Servicer's and Master Servicer's respective obligations to act in accordance with the Servicing Standard, (B) result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (C) expose the Trust, the Depositor, the Underwriters, the Master Servicer, the General Special Servicer, any Fiscal Agent, the Tax Administrator, the Certificate Administrator or the Trustee, or any of their respective Affiliates, officers, directors, members, managers, employees or agents, to any material claim, suit or liability, or (D) materially expand the scope of the General Special Servicer's or the Master Servicer's responsibilities under this Agreement.

                  (c) The Controlling Class Representative will have no liability to the Trust or the Certificateholders other than the Controlling Class Certificateholder and shall have no liability to any Controlling Class Certificateholder for any action taken, or for refraining from the taking of any action, which does not constitute negligence, bad faith or willful misfeasance. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates or an interest therein, that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates, that the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class, that the Controlling Class Representative does not have any duties to the Holders and Certificate Owners of any Class of Certificates other than the Controlling Class, that the Controlling Class Representative may take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates, and that the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative, any Holder, of the Controlling Class or any director, officer, employee, agent or principal thereof for having so acted.

                  SECTION 3.25.     The Mortgage Loan Pairs.

                  (a) The parties hereto acknowledge that each Mortgage Loan Pair is subject to the terms and conditions of the related Mortgage Loan Pair Co-Lender Agreement. With respect to each

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Mortgage Loan Pair, the parties hereto recognize the respective rights and obligations of the "Lenders" under the related Mortgage Loan Pair Co-Lender Agreement, including with respect to: (i) the allocation of collections on or in respect of such Mortgage Loan Pair in accordance with such Mortgage Loan Pair Co-Lender Agreement; (ii) the making of payments to the "Lenders" in accordance with such Mortgage Loan Pair Co-Lender Agreement; (iii) the rights of the related Companion Mortgage Loan Noteholder to purchase the Pooled Mortgage Loan in such Mortgage Loan Pair pursuant to such Mortgage Loan Pair Co-Lender Agreement; and (iv) the rights of the related Companion Mortgage Loan Noteholder to cure defaults under the Pooled Mortgage Loan in such Mortgage Loan Pair pursuant to such Mortgage Loan Pair Co-Lender Agreement; provided, that, none of the Birch Run Companion Mortgage Loan Noteholder, the Master Servicer, the General Special Servicer or the Birch Run Special Servicer shall take any action or fail to take any action hereunder or under the related Mortgage Loan Pair Co-Lender Agreement (including, without limitation, with respect to clause (iii) above), that will result in an Adverse Grantor Trust Event or an Adverse REMIC Event, and, in the event of an action under clause (iii) above that relates to a Pooled Mortgage Loan that is not a defaulted Pooled Mortgage Loan, the Master Servicer and/or Applicable Special Servicer may obtain an Opinion of Counsel, at the expense of the Trust, in connection therewith.

                  (b) The Trustee hereby assumes, on behalf of the Trust, all of the obligations "Note A Lender" under each of the Mortgage Loan Pair Co-Lender Agreements. In addition, the Master Servicer and the Applicable Special Servicer hereby assume such additional obligations with respect to each Mortgage Loan Pair as are required by the related Mortgage Loan Pair Co-Lender Agreement, but only to the extent that such additional obligations are not in express conflict with the terms of this Agreement.

                  (c) The Master Servicer is hereby authorized and directed, on each related Mortgage Loan Pair Remittance Date, out of the applicable Mortgage Loan Pair Available Remittance Amount, to make payments with respect to each Mortgage Loan Pair to the Trust, as holder of the Pooled Mortgage Loan in such Mortgage Loan Pair, and to the related Companion Mortgage Loan Noteholder, all in accordance with the related Mortgage Loan Pair Co-Lender Agreement. Any such payments to the Trust shall be made by transfer of such payments to the Collection Account on the relevant Master Servicer Remittance Date, and any such payments to a Companion Mortgage Loan Noteholder shall be made by wire transfer in accordance with the written instructions of such Companion Mortgage Loan Noteholder (or, if no such written instructions are given, by check mailed to the address for notices to such Companion Mortgage Loan Noteholder in the related Mortgage Loan Pair Co-Lender Agreement.

                  (d) Each Mortgage Loan Pair shall be serviced and administered in accordance with this Agreement only for so long as the Pooled Mortgage Loan in such Mortgage Loan Pair or any related REO Property is part of the Trust Fund. If the Pooled Mortgage Loan in any Mortgage Loan Pair is purchased or repurchased, as the case may be, out of the Trust Fund, then the purchaser thereof shall be bound by the terms of the related Mortgage Loan Pair Co-Lender Agreement and shall assume the rights and obligations of the "Note A Lender" under the related Mortgage Loan Pair Co-Lender Agreement. If GCFP purchases the Birch Run REO Property, as contemplated by Section 2.03, in connection with a Material Breach or a Material Document Defect, then: (i) GCFP shall be deemed to have done so on behalf of itself and the Birch Run Companion Mortgage Loan Noteholder; and (ii) the Birch Run Co-Lender Agreement shall be deemed to govern the relationship between GCFP (with GCFP being deemed the "Note A Lender" thereunder) and the Birch Run Companion Mortgage Loan Noteholder in all respects as if GCFP had repurchased the Birch Run Pooled Mortgage Loan, as contemplated by Section 2.03, in connection with a Material Breach or Material Document Defect and the Birch Run REO

Property had thereafter been acquired on behalf of GCFP and the Birch Run Companion Mortgage Loan Noteholder by their servicing agent.

                  (e) For so long as (but only for so long as) the servicing and administration of any Mortgage Loan Pair or related REO Property are governed by this Agreement, the terms of this Agreement shall supersede (and constitute an amendment of) any contrary terms of the related Mortgage Loan Pair Co-Lender Agreement. To the extent that the terms of a Mortgage Loan Pair Co-Lender Agreement are not in conflict with the terms of this Agreement, such Mortgage Loan Pair Co-Lender Agreement shall otherwise remain in full force and effect.

                  (f) To the maximum extent permitted under the related Mortgage Loan Pair Co-Lender Agreement, the Master Servicer and the Special Servicers shall each seek reimbursement from the applicable Companion Mortgage Loan Noteholder for any and all losses, liabilities, costs and expenses incurred in respect of the servicing and administration of each Mortgage Loan Pair and/or any related REO Property.

                  SECTION 3.26.     The Birch Run Operating Advisor.

                  (a) The following parties shall be entitled to appoint, terminate and/or replace an operating advisor (the "Birch Run Operating Advisor") with the rights and powers in respect of the Birch Run Mortgage Loan Pair and any related REO Property as are provided in Section 3.04 of the Birch Run Co-Lender Agreement, on Exhibit M to this Agreement or as otherwise provided in this Agreement:

                           (i) for so long as no Birch Run Type I Appraisal Reduction Event exists, the Birch Run Companion Mortgage Loan Noteholder; and

                           (ii) if a Birch Run Type I Appraisal Reduction Event exists, but no Birch Run Type II Appraisal Reduction Event exists, the Holders of Class BR Certificates representing a majority of the Voting Rights allocated to the Class BR Certificates.

                  (b) If both a Birch Run Type I Appraisal Reduction Event and a Birch Run Type II Appraisal Reduction Event both exist, then the Controlling Class Representative shall be the Birch Run Operating Advisor.

                  SECTION 3.27. Representations and Warranties of the Birch Run Companion Mortgage Loan Noteholder.

                  (a) The Birch Run Companion Mortgage Loan Noteholder hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                           (i) The Birch Run Companion Mortgage Loan Noteholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                           (ii) The execution and delivery of this Agreement by the Birch Run Companion Mortgage Loan Noteholder, and the performance and compliance with the terms of this Agreement by the Birch Run Companion Mortgage Loan Noteholder, will not violate the

         Birch Run Companion Mortgage Loan Noteholder's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which the Birch Run Companion Mortgage Loan Noteholder is a party or which is applicable to it or any of its assets.

                           (iii) The Birch Run Companion Mortgage Loan
         Noteholder has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of the Birch Run Companion Mortgage Loan Noteholder, enforceable against the Birch Run Companion Mortgage Loan Noteholder in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) The Birch Run Companion Mortgage Loan Noteholder is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Birch Run Companion Mortgage Loan Noteholder's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Birch Run Companion Mortgage Loan Noteholder to perform its obligations under this Agreement or the financial condition of the Birch Run Companion Mortgage Loan Noteholder.

                           (vi) No litigation is pending or, to the best of the Birch Run Companion Mortgage Loan Noteholder's knowledge, threatened against the Birch Run Companion Mortgage Loan Noteholder that, if determined adversely to the Birch Run Companion Mortgage Loan Noteholder, would prohibit the Birch Run Companion Mortgage Loan Noteholder from entering into this Agreement or that, in the Birch Run Companion Mortgage Loan Noteholder's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Birch Run Companion Mortgage Loan Noteholder to perform its obligations under this Agreement or the financial condition of the Birch Run Companion Mortgage Loan Noteholder.

                           (vii) Any consent, approval, authorization or order of any court or governmental agency or body required under federal or state law for the execution, delivery and performance by the Birch Run Companion Mortgage Loan Noteholder of or compliance by the Birch Run Companion Mortgage Loan Noteholder with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Birch Run Companion Mortgage Loan Noteholder under this Agreement.

                           (viii) The Birch Run Companion Mortgage Loan
         Noteholder is not an Affiliate of the related Borrower.

                           (ix) The Birch Run Companion Mortgage Loan Noteholder is, as of the date hereof, and will remain an Institutional Lender/Owner.

                  SECTION 3.28. Representations and Warranties of the MJ Ocala Hilton Companion Mortgage Loan Noteholder.

                  (a) The MJ Ocala Hilton Companion Mortgage Loan Noteholder hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                           (i) The MJ Ocala Hilton Companion Mortgage Loan Noteholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                           (ii) The execution and delivery of this Agreement by the MJ Ocala Hilton Companion Mortgage Loan Noteholder, and the performance and compliance with the terms of this Agreement by the MJ Ocala Hilton Companion Mortgage Loan Noteholder, will not violate the MJ Ocala Hilton Companion Mortgage Loan Noteholder's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which the MJ Ocala Hilton Companion Mortgage Loan Noteholder is a party or which is applicable to it or any of its assets.

                           (iii) The MJ Ocala Hilton Companion Mortgage Loan Noteholder has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of the MJ Ocala Hilton Companion Mortgage Loan Noteholder, enforceable against the MJ Ocala Hilton Companion Mortgage Loan Noteholder in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) The MJ Ocala Hilton Companion Mortgage Loan Noteholder is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the MJ Ocala Hilton Companion Mortgage Loan Noteholder's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the MJ Ocala Hilton Companion Mortgage Loan Noteholder to perform its obligations under this Agreement or the financial condition of the MJ Ocala Hilton Companion Mortgage Loan Noteholder.

                           (vi) No litigation is pending or, to the best of the MJ Ocala Hilton Companion Mortgage Loan Noteholder's knowledge, threatened against the MJ Ocala Hilton Companion

         Mortgage Loan Noteholder that, if determined adversely to the MJ Ocala Hilton Companion Mortgage Loan Noteholder, would prohibit the MJ Ocala Hilton Companion Mortgage Loan Noteholder from entering into this Agreement or that, in the MJ Ocala Hilton Companion Mortgage Loan Noteholder's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the MJ Ocala Hilton Companion Mortgage Loan Noteholder to perform its obligations under this Agreement or the financial condition of the MJ Ocala Hilton Companion Mortgage Loan Noteholder.

                           (vii) Any consent, approval, authorization or order of any court or governmental agency or body required under federal or state law for the execution, delivery and performance by the MJ Ocala Hilton Companion Mortgage Loan Noteholder of or compliance by the MJ Ocala Hilton Companion Mortgage Loan Noteholder with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the MJ Ocala Hilton Companion Mortgage Loan Noteholder under this Agreement.

                           (viii) The MJ Ocala Hilton Companion Mortgage Loan Noteholder is not an Affiliate of the related Borrower.

                           (ix) The MJ Ocala Hilton Companion Mortgage Loan Noteholder is, as of the date hereof, and will remain an Institutional Lender/Owner.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS


                  SECTION 4.01.     Distributions.

                  (a) On each Distribution Date, the Certificate Administrator shall apply the Standard Available Distribution Amount for such Distribution Date for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of such Standard Available Distribution Amount:

                  first, to make distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates, the Holders of the Class A-3 Certificates, the Holders of the Class X-1 Certificates and the Holders of the Class X-2 Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective Current Interest Distribution Amounts for such Distribution Date;

                  second, to make distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates, the Holders of the Class A-3 Certificates, the Holders of the Class X-1 Certificates and the Holders of the Class X-2 Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective Carryforward Interest Distribution Amounts for such Distribution Date;

                  third, to make distributions of principal to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 and/or the Holders of the Class A-3 Certificates as follows -

                           (i) prior to the occurrence of the Final Distribution
                  Date or any Senior Principal Distribution Cross-Over Date, sequentially to the Holders of the Class A-1 Certificates, up to their Principal Distribution Amount for such Distribution Date, then to the Holders of the Class A-2 Certificates, up to their Principal Distribution Amount for such Distribution Date, and then to the Holders of the Class A-3 Certificates, up to their Principal Distribution Amount for such Distribution Date; and

                           (ii) on and after the occurrence of any Senior
                  Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class A-3 Certificates, up to, and pro rata as between such Classes of Certificateholders based on, their respective Principal Distribution Amounts for such Distribution Date; and

                  fourth, to reimburse the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class A-3 Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to, and pro rata as between such Classes of Certificateholders based on, their respective Loss Reimbursement Amounts for such Distribution Date.

                  Any distributions of interest made with respect to the Class X-2 Certificates on any Distribution Date pursuant to clause first of the prior paragraph of this Section 4.01(a) shall be deemed allocated among the respective Group X-2 REMIC III Regular Interests on a pro rata basis in accordance with the respective Current Interest Distribution Amounts of the Group X-2 REMIC III Regular Interests for such Distribution Date. Any distributions of interest made with respect to the Class X-2 Certificates on any Distribution Date pursuant to clause second of the prior paragraph of this
Section 4.01(a) shall be deemed to be allocated among the respective Group X-2 REMIC III Regular Interests on a pro rata basis in accordance with the respective Carryforward Interest Distribution Amounts of the Group X-2 REMIC III Regular Interests for such Distribution Date.

                  (b) On each Distribution Date, following the distributions on the Senior Certificates to be made on such date pursuant to Section 4.01(a), the Certificate Administrator shall apply any remaining portion of the Standard Available Distribution Amount for such Distribution Date to make distributions to the Holders of the respective Classes of the Subordinate Principal Balance Certificates, in the following order and, in the case of each such Class of Subordinate Principal Balance Certificates, up to the lesser of (i) the total of the Current Interest Distribution Amount, the Carryforward Interest Distribution Amount, the Principal Distribution Amount and the Loss Reimbursement Amount with respect to such Class of Certificates for such Distribution Date and (ii) the remaining portion of the Standard Available Distribution Amount for such Distribution Date (after taking into account all prior distributions made on such Distribution Date pursuant to Section 4.01(a) and this Section 4.01(b)): first, to the Holders of the Class B Certificates; second, to the Holders of the Class C Certificates; third, to the Holders of the Class D Certificates; fourth, to the Holders of the Class E Certificates; fifth, to the Holders of the Class F Certificates; sixth, to the Holders of the Class G Certificates; seventh, to the Holders of the Class H Certificates; eighth, to the Holders of the Class J Certificates; ninth, to the Holders of the Class K Certificates; tenth, to the Holders of the Class L Certificates; eleventh, to the Holders of the Class M Certificates; twelfth, to the Holders of the Class N Certificates; thirteenth, to the Holders of the Class P Certificates; and, fourteenth, to the Holders of the Class Q Certificates. Amounts distributable to the Holders of any Class of Subordinate Principal Balance Certificates on any Distribution Date pursuant to this Section 4.01(b) shall be applied:

                  first, to make distributions of interest to the Holders of such Class of Certificates, up to their Current Interest Distribution Amount for such Distribution Date;

                  second, to make distributions of interest to the Holders of such Class of Certificates, up to their Carryforward Interest Distribution Amount for such Distribution Date;

                  third, to make distributions of principal to the Holders of such Class of Certificates, up to their Principal Distribution Amount for such Distribution Date; and

                  fourth, to reimburse the Holders of such Class of Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to their Loss Reimbursement Amount for such Distribution Date.

                  On each Distribution Date, the Certificate Administrator shall apply the Class BR Available Distribution Amount for such Distribution Date for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of such Class BR Available Distribution
Amount:

                  first, to make distributions of interest to the Holders of the Class BR Certificates, up to their Current Interest Distribution Amount for such Distribution Date;

                  second, to make distributions of interest to the Holders of the Class BR Certificates, up to their Carryforward Interest Distribution Amount for such Distribution Date;

                  third, to make distributions of principal to the Holders of the Class BR Certificates, up to their Principal Distribution Amount for such Distribution Date; and

                  fourth, to reimburse the Holders of the Class BR Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to their Loss Reimbursement Amount for such Distribution Date.

                  (c) On each Distribution Date, following the distributions on the REMIC III Regular Interest Certificates to be made on such date pursuant to Sections 4.01(a) and 4.01(b), the Certificate Administrator shall pay any remaining portion of the Standard Available Distribution Amount for such Distribution Date to the Holders of the Class R Certificates.

                  (d) On each Distribution Date, the Certificate Administrator shall apply, for the following purposes and in the following order of priority, any amount then on deposit in the Distribution Account that represents a Prepayment Premium collected with respect to any Pooled Mortgage Loan or successor REO Mortgage Loan as of the end of the related Collection Period for such Distribution Date (exclusive of any portion thereof allocable to the Class BR Certificates, as provided below):

                  first, to make distributions of additional interest to the Holders of the respective Classes of the Yield Maintenance Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective applicable Additional Yield Amounts; and

                  second, to make distributions of additional interest to the Holders of the Class X-1 Certificates, up to the remaining portion, if any, of such Prepayment Premiums.

                  For purposes of determining the portion of any Prepayment Premium that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the applicable "Additional Yield Amount" shall be an amount equal to the product of: (i) the amount of such Prepayment Premium (or portion thereof) that is so distributable; multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the excess, if any, of (A) the Pass-Through Rate applicable to such Class of Yield Maintenance Certificates for the corresponding Interest Accrual Period, over (B) the Discount Rate (as defined below), and the denominator of which is equal to the excess, if any, of (X) the Mortgage Rate for the Pooled Mortgage Loan (or any successor REO Mortgage Loan) in respect of which such Prepayment Premium was received, over (Y) the Discount Rate; multiplied by (iii) a fraction (not greater than one or less than zero), the numerator of which is equal to the Principal Distribution Amount with respect to such Class of Yield Maintenance Certificates for such Distribution Date, and the denominator of which is equal to the Total Principal Distribution Amount (exclusive of the Principal Distribution Amount for the Class BR Certificates) for such Distribution Date.

                  For purposes of determining the portion of any Prepayment Premium that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the relevant "Discount Rate" shall equal the Yield Maintenance Interest Rate for the prepaid Pooled Mortgage Loan (or any successor REO Mortgage Loan); provided that, if a "No" is indicated with respect to the prepaid Pooled Mortgage Loan (or any successor REO Mortgage Loan) on the Pooled Mortgage Loan Schedule under the heading "Yield Maintenance Interest Rate Converted to Monthly Mortgage Rate", then the relevant "Discount Rate" shall be the nominal interest rate that when compounded monthly would have an annual yield that is equivalent to the annual yield obtained by compounding the Yield Maintenance Interest Rate for the prepaid Mortgage Loan (or any successor REO Mortgage Loan) on a semi-annual basis; and the relevant Yield Maintenance Interest Rate for any prepaid Mortgage Loan (or any successor REO Mortgage Loan) shall be determined by the Certificate Administrator, in good faith, in accordance with the definition of "Yield Maintenance Interest Rate".

                  On each Distribution Date, the Certificate Administrator shall withdraw from the Distribution Account and pay to the Holders of the Class BR Certificates that portion of any Prepayment Premium then on deposit therein that was collected with respect to the Birch Run Pooled Mortgage Loan or any successor REO Mortgage Loan, equal to the product of (i) the entire amount of such Prepayment Premium, multiplied by (ii) a fraction, the numerator of which is the portion of the subject prepayment of principal that is included in the Principal Distribution Amount for the Class BR Certificates

                  (e) On each Distribution Date, the Certificate Administrator shall withdraw from the Distribution Account any amounts then on deposit in the Class Y Sub-Account of the Distribution Account that represent Post-ARD Additional Interest collected in respect of the ARD Mortgage Loans or any successor REO Mortgage Loans during or prior to their respective Collection Periods for such Distribution Date and shall distribute such amounts to the Holders of the Class Y Certificates.

                  (f) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the Holders of such Certificates based on their respective Percentage Interests. Except as otherwise provided below, all such distributions made with respect to each Class of Certificates on each Distribution Date shall be made to the Holders of such Certificates of record at the close of business on the related Record Date and, in the case of each such Holder, shall be made by wire transfer of immediately available funds to the account thereof at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided the Trustee or the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), and otherwise shall be made by check mailed to the address of such Holder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction allocable to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Principal Balance Certificate in reimbursement of any portion of an Unfunded Principal Balance Reduction allocable to such Certificate, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Holder that surrendered such Certificate at the last address set forth for such Holder in the Certificate Register or at any other address of which the Trustee was subsequently notified in writing.

                  (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related

Certificate Owners that it represents and to each indirect participating brokerage firm for which it acts as agent. Each such indirect participating brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the parties hereto shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letters of Representations among the Depositor, the Trustee and the initial Depository, a copy of which Letters of Representations is attached hereto as Exhibit C-1.

            (h) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts previously distributed on the Certificates in accordance with this Agreement.

            (i) Except as otherwise provided in Section 9.01, whenever the Certificate Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date (such final distribution to be determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction in respect of such Class), the Certificate Administrator shall, as promptly as possible (and, in any event, no later than two Business Days) after the fifth Business Day preceding such Distribution Date, mail to each Holder of such Class of Certificates of record on such date a notice to the effect that:

                (i) the Certificate Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

                (ii) no interest shall accrue on such Certificates from and after the end of the Interest Accrual Period for such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and credited to, and shall be held uninvested in trust in, the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Certificate Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, then the Certificate Administrator, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If any Certificates as to which notice has been given pursuant to this Section 4.01(i), shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, then, subject to applicable escheat laws, the Certificate Administrator shall distribute to the Class R Certificateholders all unclaimed funds.

            (j) Notwithstanding any other provision of this Agreement, the Certificate Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Certificate Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Certificate Administrator does withhold any amount from payments or advances of interest or original issue discount to any Certificateholder pursuant to federal withholding requirements, the Certificate Administrator shall indicate the amount withheld to such Certificateholder.

            (k) All distributions of current accrued interest made with respect to the Class X-1 Certificates on each Distribution Date pursuant to clause first of Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as interest with respect to the various REMIC II Regular Interests, up to, and pro rata as among the REMIC II Regular Interests based on, the Class X-1 Portion of the Current Interest Distribution Amount with respect to each such REMIC II Regular Interest for such Distribution Date. All distributions of past due interest made with respect to the Class X-1 Certificates on each Distribution Date pursuant to clause second of Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as interest with respect to the various REMIC II Regular Interests, up to, and pro rata as among the REMIC II Regular Interests based on, the Class X-1 Portion of the Carryforward Interest Distribution Amount with respect to each such REMIC II Regular Interest for such Distribution Date. In addition, all distributions of additional interest (in the form of Prepayment Premiums) made with respect to the Class X-1 Certificates on each Distribution Date pursuant to Section 4.01(d) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as additional interest (in the form of Prepayment Premiums) with respect to the various REMIC II Regular Interests, pro rata in accordance with the respective amounts of principal deemed distributed with respect to each such REMIC II Regular Interest for such Distribution Date as provided in the following paragraph.

            All distributions of current accrued interest made with respect to the Class X-2 Certificates on each Distribution Date pursuant to clause first of
Section 4.01(a), and allocable to any particular Group X-2 REMIC III Regular Interest, shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as current accrued interest with respect to the Corresponding REMIC II Regular Interest in respect of such Group X-2 REMIC III Regular Interest as part of such REMIC II Regular Interest's Current Interest Distribution Amount for such Distribution Date. All distributions of past due interest made with respect to the Class X-2 Certificates on each Distribution Date pursuant to clause second of Section 4.01(a), and allocable to any particular Group X-2 REMIC III Regular Interest, shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as past due interest with respect to the Corresponding REMIC II regular Interest in respect of such Group X-2 REMIC III Regular Interest as part of such REMIC II Regular Interest's Carryforward Interest Distribution Amount for such Distribution Date.

            All distributions made with respect to each Class of Principal Balance Certificates on each Distribution Date pursuant to Section 4.01(a),
Section 4.01(b) or Section 4.01(d) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date with respect to the Corresponding REMIC II Regular Interest for such Class of Certificates. In each case, if such distribution on any such Class of Principal Balance Certificates was a distribution of current accrued interest (as part of the related Current Interest Distribution Amount for the subject Distribution Date), of past due interest (as part of the related Carryforward Interest Distribution Amount for the subject Distribution Date), of principal, of additional interest (in the form of Prepayment Premiums) or in reimbursement of any related Unfunded Principal Balance Reductions with respect to such Class of Certificates, then the corresponding distribution deemed to be made on the Corresponding REMIC II Regular Interest(s) for such Class of Certificates pursuant to the preceding sentence shall be deemed also to be a distribution of current accrued interest (as part of Current Interest Distribution Amount(s) in respect of such REMIC II Regular Interest(s) for the subject Distribution Date), of past due interest (as part of the Carryforward Interest Distribution Amount(s) in respect of such REMIC II Regular Interest(s) for the subject Distribution Date), of principal, of additional interest (in the form of Prepayment Premiums) or in reimbursement of any related Unfunded Principal Balance Reductions with respect to such REMIC II Regular Interest(s).

            Each Class of Principal Balance Certificates shall have one Corresponding REMIC II Regular Interest, except for the Class A-3 Certificates, which shall have two Corresponding REMIC II Regular Interests. Deemed distributions of current accrued interest made on REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B shall be allocated between those two REMIC II Regular Interests on a pro rata basis in accordance with their respective Current Interest Distribution Amounts for the subject Distribution Date. Deemed distributions of past due interest made on REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B shall be allocated between those two REMIC II Regular Interests on a pro rata basis in accordance with their respective Carryforward Interest Distribution Amounts for the subject Distribution Date. Deemed distributions of principal made on REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B shall be allocated first to REMIC II Regular Interest A-3A, until its Uncertificated Principal Balance is reduced to zero, and then to REMIC II Regular Interest A-3B. Deemed distributions of additional interest (in the form of Prepayment Premiums) made on REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B shall be allocated entirely to REMIC II Regular Interest A-3A, for so long as its Uncertificated Principal Balance is greater than zero, and then to REMIC II Regular Interest A-3B. Deemed distributions in reimbursement of Unfunded Principal Balance Reductions made on REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B shall be allocated between those two REMIC II Regular Interests on a pro rata basis in accordance with their respective Loss Reimbursement Amounts for the subject Distribution Date.

            The actual distributions made by the Certificate Administrator on each Distribution Date with respect to the Certificates pursuant to Section 4.01(a), Section 4.01(b), Section 4.01(c) (to the extent such distributions relate to the REMIC III Residual Interest) or Section 4.01(d), as applicable, shall be deemed to have been so made from the amounts deemed distributed with respect to the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.01(k). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(k), actual distributions of funds from the Distribution Account shall be made only in accordance with
Section 4.01(a), Section 4.01(b), Section 4.01(c), Section 4.01(d) or Section 4.01(e), as applicable.

            (l) On each Distribution Date, immediately prior to making any actual distributions on the Certificates pursuant to Section 4.01(a), Section 4.01(b) or Section 4.01(c), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to Section 4.01(k), the Certificate Administrator shall be deemed to have made out of that portion of the Total Available Distribution

Amount for such Distribution Date that is attributable to the Birch Run Pooled Mortgage Loan or any successor REO Mortgage Loan, the following distributions to REMIC II in the following order of priority, in each case to the extent of the remaining portion of the Total Available Distribution Amount for such Distribution Date that is attributable to the Birch Run Pooled Mortgage Loan or any successor REO Mortgage Loan:

            first, distributions of interest with respect to REMIC I Regular Interest BR1, up to its Current Interest Distribution Amount and Carryforward Interest Distribution Amount for such Distribution Date;

            second, distributions of principal with respect to REMIC I Regular Interest BR1, up to an amount equal to the lesser of (i) the product of
      (A) that portion of the Total Principal Distribution Amount for such Distribution Date attributable to the Birch Run Pooled Mortgage Loan or any related REO Property, multiplied by (B) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Principal Balance of REMIC I Regular Interest BR1 immediately prior to such Distribution Date, and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2 immediately prior to such Distribution Date, and (ii) the Uncertificated Principal Balance of REMIC I Regular Interest BR1 immediately prior to such Distribution Date (provided that, if an event of default exists under the Mortgage Loan Documents for the Birch Run Pooled Mortgage Loan, payments are being made with respect to the Birch Run Pooled Mortgage Loan pursuant to a forbearance or modification agreement or the Birch Run Mortgaged Property has become an REO Property, in any event as of the Collection Period for such pooled Mortgage Loan and Distribution Date, the percentage referred to in subclause (i)(B) of this clause second shall equal 100%);

            third, reimbursements of Unfunded Principal Balance Reductions with respect to REMIC I Regular Interest BR1, up to its Loss Reimbursement Amount for such Distribution Date;

            fourth, distributions of interest with respect to REMIC I Regular Interest BR2, up to its Current Interest Distribution Amount and Carryforward Interest Distribution Amount for such Distribution Date;

            fifth, distributions of principal with respect to REMIC I Regular Interest BR2, up to an amount equal to the lesser of (i) the excess, if any, of (A) that portion of the Total Principal Distribution Amount for such Distribution Date attributable to the Birch Run Pooled Mortgage Loan or any related REO Property, over (B) the amount of principal deemed distributed to REMIC II on such Distribution Date with respect to REMIC I Regular Interest BR1 pursuant to clause second above, and (ii) the Uncertificated Principal Balance of REMIC I Regular Interest BR2 immediately prior to such Distribution Date; and

            sixth, reimbursements of Unfunded Principal Balance Reductions with respect to REMIC I Regular Interest BR2, up to its Loss Reimbursement Amount for such Distribution Date.

            In addition, on each Distribution Date, immediately prior to making any actual distributions on the Certificates pursuant to Section 4.01(a),
Section 4.01(b) or Section 4.01(c), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to Section 4.01(k), the Certificate Administrator shall be deemed to have made out of the Total Available Distribution Amount for such Distribution Date (exclusive of any portion thereof deemed distributed with respect to REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2 on such Distribution Date pursuant to the preceding paragraph), the following distributions to REMIC II in the following order of priority, in each case to the extent of the remaining portion of such Total Available Distribution Amount (exclusive of any portion thereof deemed distributed with respect to REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2 on such Distribution Date pursuant to the preceding paragraph):

            first, distributions of interest with respect to all of the REMIC I Regular Interests (other than REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2), up to, and pro rata as among such REMIC I Regular Interests based on, their respective Current Interest Distribution Amounts for such Distribution Date;

            second, distributions of interest with respect to all of the REMIC I Regular Interests (other than REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2), up to, and pro rata as among such REMIC I Regular Interests based on, their respective Carryforward Interest Distribution Amounts for such Distribution Date;

            third, distributions of principal with respect to all of the REMIC I Regular Interests (other than REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2), up to, and pro rata as among such REMIC I Regular Interests based on, their respective Principal Distribution Amounts for such Distribution Date; and

            fourth, reimbursements of Unfunded Principal Balance Reductions with respect to all of the REMIC I Regular Interests (including any REMIC I Regular Interests whose Uncertificated Principal Balances have previously been reduced to zero, but excluding REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2), up to, and pro rata as among such REMIC I Regular Interests based on, their respective Loss Reimbursement Amounts for such Distribution Date.

            Furthermore, on each Distribution Date, immediately prior to making any actual distributions on the REMIC III Regular Interest Certificates pursuant to Section 4.01(d), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to Section 4.01(k), the Certificate Administrator shall be deemed to have distributed to REMIC II each Prepayment Premium then on deposit in the Distribution Account that was received on any Pooled Mortgage Loan or successor REO Mortgage Loan during or prior to the related Collection Period for such Distribution Date, such distribution to be deemed made with respect to the REMIC I Regular Interest that relates to such Pooled Mortgage Loan or REO Mortgage Loan, as the case may be, provided that, in the case of any such Prepayment Premium received on the Birch Run Pooled Mortgage Loan or any successor REO Mortgage Loan, such distribution shall be deemed made with respect to REMIC I Regular Interest BR1 and REMIC I Regular Interest BR2 on a pro rata basis in accordance with their respective Principal Distribution Amounts for such Distribution Date.

            The distributions deemed made by the Certificate Administrator on each Distribution Date with respect to the REMIC II Regular Interests pursuant to Section 4.01(k), as well as the distributions actually made by the Certificate Administrator on each Distribution Date with respect to the Certificates pursuant to Section 4.01(a), Section 4.01(b), Section 4.01(c) (to the extent such distributions relate to the REMIC II Residual Interest or the REMIC III Residual Interest) or Section 4.01(d), shall be deemed to have been so made from the amounts deemed distributed with respect to the

REMIC I Regular Interests on such Distribution Date pursuant to this Section 4.01(l). Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 4.01(l), actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01(a),
Section 4.01(b), Section 4.01(c), Section 4.01(d) or Section 4.01(e), as applicable.

            SECTION 4.02. Statements to Certificateholders; Certain Other
                          Reports.

            (a) Based solely on information provided to the Certificate Administrator by the Master Servicer and the Special Servicers pursuant to Sections 3.12, 4.02(b) and 4.02(c), the Certificate Administrator shall prepare (or cause to be prepared) and, on each Distribution Date, provide or make available electronically (or, upon request, by first class mail) to the Depositor, the Trustee, the Master Servicer, each Special Servicer, the Underwriters, the Rating Agencies, the Controlling Class Representative, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, with respect to the Birch Run Mortgage Loan, the Birch Run Operating Advisor, Charter Research Corporation, The Trepp Group, Intex Solutions, Inc., each Certificateholder and, to the extent that the Certificate Administrator has in accordance with Section 5.06(b) confirmed the Ownership Interest in the Certificates held thereby, each Certificate Owner a statement substantially in the form of, and containing the information set forth in, Exhibit E hereto (the "Statement to Certificateholders"), detailing the distributions on such Distribution Date and the performance, both in the aggregate and individually to the extent available, of the Mortgage Loans and the Mortgaged Properties; provided that the Certificate Administrator need not deliver to the Depositor, the Master Servicer, the Special Servicers, the Pooled Mortgage Loan Sellers, the Underwriters, Charter Research Corporation, The Trepp Group, Intex Solutions, Inc., the Rating Agencies, the Companion Mortgage Loan Noteholders, the Birch Run Operating Advisor or the Controlling Class Representative any Statement to Certificateholders that has been made available via the Certificate Administrator's Internet Website as provided below; and provided, further, that the Certificate Administrator has no affirmative obligation to discover the identities of Certificate Owners and need only react to Persons claiming to be Certificate Owners in accordance with Section 5.06; and provided, further, that the Certificate Administrator shall not provide Charter Research Corporation, The Trepp Group and Intex Solutions, Inc. any information regarding the Certificates until the Depositor confirms to the Certificate Administrator that SSBI has sold all of its Non-Registered Certificates to unaffiliated third parties; and provided, further, that during any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, each recipient of the Statement to Certificateholders shall be deemed to have agreed to keep confidential the information therein until such Statement to Certificateholders is filed with the Commission, and the Statement to Certificateholders shall bear a legend to the following effect:

            No recipient shall use or disclose the information contained in this Statement to Certificateholders in any manner which could result in a violation of any provision of the Securities Act of 1933 or the Securities Exchange Act of 1934 or would require registration of any Non-Registered Certificates pursuant to Section 5 of the Securities Act of 1933.

            On each Distribution Date, the Certificate Administrator shall also provide or make available electronically (or, upon request, by first class mail) to the Depositor, the Trustee, the Master Servicer, the Special Servicers, the Underwriters, the Rating Agencies, the Controlling Class Representative, the Companion Mortgage Loan Noteholders, the Birch Run Operating Advisor, each

Certificateholder (and each Certificate Owner that is receiving a Statement to Certificateholders on such Distribution Date), at the same time that the Statement to Certificateholders is delivered thereto, the CMSA Collateral Summary File, the CMSA Bond Level File and, to the extent received by the Certificate Administrator since the prior Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date), each other file and report comprising the CMSA Investor Reporting Package (excluding the CMSA Loan Set-Up File); provided that during any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, each recipient of such CMSA Investor Reporting Package files and reports shall be deemed to have agreed to keep confidential the information in any such file or report until such particular file or report is filed with the Commission, and each such file and report shall bear a legend to such effect.

            The Certificate Administrator shall have no obligation to provide the information or reports described in this Section 4.02(a) until it has received the requisite information or reports from the Master Servicer, and the Certificate Administrator shall not be in default hereunder due to a delay in providing the Certificateholder Reports caused by the Master Servicer's failure to timely deliver any information or reports hereunder. None of the Master Servicer, either Special Servicer, the Trustee or the Certificate Administrator shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or third party, and accepted by it in good faith, that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, either Special Servicer, the Trustee or the Certificate Administrator, as applicable. None of the Trustee, the Certificate Administrator, the Master Servicer or either Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Borrower, a third party or each other.

            The Certificate Administrator shall make available each month, to Certificateholders, Certificate Owners, prospective investors and any other interested party, via the Certificate Administrator's Internet Website, in a downloadable format, all Statements to Certificateholders and Unrestricted Servicer Reports (which in each case, if applicable will identify each Mortgage Loan by mortgage loan number and property name, if any) and, with the consent or at the direction of the Depositor, such other information regarding the Certificates and/or the Mortgage Loans as the Certificate Administrator may have in its possession; provided that, unless (i) the particular report or information has been filed with the Commission pursuant to Section 8.15 or (ii) the Depositor has notified the Certificate Administrator that SSBI has sold the Non-Registered Certificates to unaffiliated third parties, access to such reports and information on the Certificate Administrator's Internet Website will be password protected to the same extent, and limited to the same Persons, as the Restricted Servicer Reports. The Certificate Administrator shall make the Restricted Servicer Reports available each month, via the Certificate Administrator's Internet Website, to any Certificateholder, Certificate Owner, any Person identified by any Certificateholder or Certificate Owner as a prospective transferee of a Certificate or interest therein, the other parties hereto, the Underwriters, the Controlling Class Representative, the Birch Run Operating Advisor or any Rating Agency, with the use of a password provided by the Certificate Administrator to such person upon receipt by the Certificate Administrator from such Person of a certification substantially in the form of Exhibit K-1 or Exhibit K-2, as applicable; provided that the Certificate Administrator shall provide such password to each party hereto, the Underwriters, the Controlling Class Representative, the Birch Run Operating Advisor and each Rating Agency without requiring such certification. In addition, the Certificate Administrator is hereby directed and authorized to make available, as a convenience to interested parties (and not in furtherance of the distribution of the Prospectus or the Prospectus Supplement under the securities laws), this

Agreement, the Prospectus and the Prospectus Supplement via the Certificate Administrator's Internet Website. The Certificate Administrator will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

            The Certificate Administrator's Internet Website shall be located at "www.jpmorgan.com/absmbs" or at such other address as shall be specified by the Certificate Administrator from time to time in the Statement to Certificateholders and in one or more written notices delivered to the other parties hereto, the Controlling Class Representative (if any), the Birch Run Operating Advisor, the Certificateholders and the Rating Agencies. In connection with providing access to the Certificate Administrator's Internet Website and electronic bulletin board, the Certificate Administrator may require registration and the acceptance of a disclaimer. The Certificate Administrator shall not be liable for the dissemination of information in accordance with this Agreement. During any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, access to information regarding the Trust on the Trustee's Internet Website will be conditioned to the party attempting to gain such access electronically agreeing to keep confidential any such information that has not been filed with the Commission.

            The Certificate Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Statement to Certificateholders and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            (b) The Master Servicer may maintain an Internet Website at "www.midlands.com", or such other site as may be specified by any successor Master Servicer, which may, subject to applicable law, contain the information and reports required to be produced by the Master Servicer. Access by Certificateholders, Certificate Owners, with respect to a Mortgage Loan Pair, the related Companion Mortgage Loan Noteholder, the Controlling Class Representative, with respect to a Mortgage Loan Pair, the related the Birch Run Operating Advisor, the Depositor and the Rating Agencies may be subject to registration, using a password and user name. During any period that reports are required to be filed with the Commission with respect to the Trust pursuant to
Section 15(d) of the Exchange Act, access to information regarding the Trust on the Master Servicer's Internet Website will be conditioned to the party attempting to gain such access electronically agreeing to keep confidential any such information that has not been filed with the Commission.

            (c) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Certificateholder (i) a statement containing the aggregate information set forth on page 2 of the Statement to Certificateholders, a form of which is attached hereto as Exhibit E, for such calendar year or applicable portion thereof during which such person was a Certificateholder and (ii) such other customary information as the Certificate Administrator deems necessary or desirable for Certificateholders to prepare their federal, state and local income tax returns, including the amount of original issue discount accrued on the Certificates, if applicable. The obligations of the Certificate Administrator in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code. As soon as practicable following the request of any Certificateholder in writing, the Certificate Administrator shall furnish to such Certificateholder such information regarding the Mortgage Loans and the Mortgaged Properties as such Certificateholder may reasonably request and, as has been furnished to, or may otherwise be in the possession of, the Certificate Administrator. The Master Servicer and the Special Servicers each shall promptly provide to the Depositor, the Tax Administrator, the Certificate Administrator and the Trustee such information regarding the Mortgage Loans and the Mortgaged Properties as such party may reasonably request and at the requesting party's expense, and that has been furnished to, or may otherwise be in the possession of, the Master Servicer or such Special Servicer, as the case may be.

            (d) The Master Servicer shall have no obligation to provide information or reports required pursuant to this Agreement with respect to Specially Serviced Mortgage Loans and REO Properties until it has received the requisite information or reports from the Special Servicers, and the Master Servicer shall not be in default hereunder due to a delay in providing such information or reports caused by a Special Servicer's failure to deliver the requisite information or reports.

            SECTION 4.03. P&I Advances.

            (a) On or before 3:00 p.m., New York City time (or such earlier time as is required for timely distribution of such payments, but not earlier than 1:00 p.m., New York City time), on the Birch Run Remittance Date, the Master Servicer shall, subject to Section 4.03(b) and (c), remit directly to the Birch Run Companion Mortgage Loan Noteholder, out of the Master Servicer's own funds the amount of any P&I Advance that is to be made in respect of the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan for such Birch Run Remittance Date. The payment of such P&I Advance to the Birch Run Companion Mortgage Loan Noteholder shall accompany the payment to be made to such Companion Mortgage Loan Noteholder on the subject Birch Run Remittance Date in accordance with Section 5.01 of the Birch Run Co-Lender Agreement.

            On or before 3:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall, subject to Section 4.03(c), either (i) deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Pool for the related Distribution Date, (ii) apply amounts held in the Collection Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make such P&I Advances, or (iii) make such P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of such P&I Advances to be made; provided that if Late Collections of any of the delinquent principal and/or interest in respect of which it is to make such P&I Advances on any P&I Advance Date are then on deposit in the Collection Account (or, in the case of a Mortgage Loan Pair, the related Mortgage Loan Pair Custodial Account), the Master Servicer shall use such Late Collections (net of any Master Servicing Fees and Workout Fees payable therefrom) to make such P&I Advances. Any amounts held in the Collection Account (or, in the case of a Mortgage Loan Pair, the related Mortgage Loan Pair Custodial Account) for future distribution and so used to make P&I Advances pursuant to the preceding sentence (other than the Late Collections of the delinquent principal and/or interest contemplated by the proviso to the preceding sentence) shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account (or, in the case of a Mortgage Loan Pair, the related Mortgage Loan Pair Custodial Account) on or before the next succeeding Determination Date with respect to the subject Mortgage Loan or REO Mortgage Loan in the Mortgage Pool (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made).

            If, as of 3:00 p.m., New York City time, on any P&I Advance Date/Master Servicer Remittance Date, the Master Servicer shall not have made any P&I Advance required to be made with respect to any Pooled Mortgage Loan or successor REO Mortgage Loan on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee and the Certificate Administrator the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance pursuant to Section 4.03(c)) or shall not have remitted any portion of the Master Servicer Remittance Amount required to be remitted on such date, then the Certificate Administrator shall provide notice of such failure to the Trustee and the Master Servicer, before 5:00 p.m., New York City time, on such P&I Advance Date. If, after such notice, the Certificate Administrator does not receive the full amount of such P&I Advances by 11:00 a.m. (New York City time) on the related Distribution Date, then the Certificate Administrator shall promptly notify the Trustee and, unless the Trustee determines that such Advance would be a Nonrecoverable P&I Advance if made, the Trustee (from its own funds) shall forward to the Certificate Administrator for deposit in the Distribution Account the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date.

            (b) The aggregate amount of P&I Advances to be made by the Master Servicer with respect to the Mortgage Pool for any Distribution Date, subject to
Section 4.03(c) below, shall equal the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of any related Master Servicing Fees and Workout Fees, due or deemed due, as the case may be, in respect of the Pooled Mortgage Loans (including Pooled Mortgage Loans that are Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any successor REO Mortgage Loans on their respective Due Dates in the calendar month in which such Distribution Date occurs, in each case to the extent such amount was not paid by or on behalf of the related Borrower or otherwise collected as of the close of business on the related Determination Date in such calendar month; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan in the Mortgage Pool, then the interest portion of any P&I Advance required to be made in respect of such Required Appraisal Loan during any calendar month shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance that would otherwise be required to be made in respect of such Required Appraisal Loan during such calendar month without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which shall equal the Stated Principal Balance of such Required Appraisal Loan as of the commencement of such calendar month, net of the related Appraisal Reduction Amount, and the denominator of which shall equal the Stated Principal Balance of such Required Appraisal Loan as of the commencement of such calendar month.

            The amount of the P&I Advance to be made by the Master Servicer with respect to the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan on any Birch Run Remittance Date, subject to Section 4.03(c) below, shall equal the Monthly Payment (other than a Balloon Payment) or the assumed Monthly Payment, in each case net of any related Master Servicing Fees and Workout Fees, due or deemed due, as the case may be, with respect to such Companion Mortgage Loan or successor REO Mortgage Loan on its Due Date in the calendar month in which such Birch Run Remittance Date occurs, but only to the extent that such amount was not paid by or on behalf of the related borrower or otherwise collected as of the close of business on the related Determination Date in such calendar month; provided that, if such Companion Mortgage Loan or successor REO Mortgage Loan constitutes a Required Appraisal Loan and an Appraisal Reduction Amount exists with respect thereto, then the amount of the P&I Advance to be made during any calendar month shall be reduced to equal the product of (i) the amount of such P&I Advance that would otherwise be required to be made in respect of such Companion Mortgage Loan or successor REO Mortgage Loan during such calendar month without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which shall equal the Stated Principal Balance of such Companion Mortgage Loan or successor REO Mortgage Loan as of the commencement of such calendar month, net of the related Appraisal Reduction Amount, and the denominator of which shall equal the Stated Principal Balance of such Companion Mortgage Loan or successor REO Mortgage Loan as of the commencement of such calendar month. In addition, notwithstanding anything herein to the contrary, (i) no P&I Advances will be made to the Birch Run Companion Mortgage Loan Noteholder with respect to the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan if and after the outstanding principal amount of the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan (net of any related Appraisal Reduction Amount) is less than 25% of an amount equal to (A) the original principal amount of the Birch Run Companion Mortgage Loan as of the date hereof less (B) the lesser of the actual or scheduled amortization of the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan through the date the Appraisal Reduction Amount is determined, (ii) in no event shall the Master Servicer, at any time of determination, be required to make any P&I Advance with respect to the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan to the extent that making such P&I Advance would cause the amount of aggregate outstanding P&I Advances made with respect to the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan to exceed an amount equal to twice the scheduled Monthly Payment or Assumed Monthly Payment due during the related Collection Period, and (C) if an Appraisal Reduction Amount exists with respect to the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans, then any P&I Advance required to be made in respect of the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan shall be reduced to equal no more than the excess, if any of:

                (i) the product of (x) the aggregate amount of the Monthly Payments required on the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans multiplied by (y) a fraction, expressed as a percentage, the numerator of which shall equal the aggregate of the principal balances of the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans, net of the Appraisal Reduction Amount for the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans, and the denominator of which shall equal the aggregate of the principal balances of the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans, over

                (ii) the Monthly Payment required on the Birch Run Pooled Mortgage Loan.

            Also, notwithstanding the foregoing, at the request of the Birch Run Companion Mortgage Loan Noteholder, the Master Servicer shall cease making P&I Advances in respect of the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan (i.e., the Master Servicer shall not advance the portion of the delinquent Monthly Payment allocable to the Birch Run Companion Mortgage Loan or any successor REO Mortgage Loan) until such time as the Birch Run Companion Mortgage Loan Noteholder requests that such P&I Advances again commence (each such request to be made at least five (5) Business Days prior to the date on which the P&I Advance would otherwise be made).

            (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer (or, if applicable, the Trustee or any Fiscal Agent) that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be made by such Person in its reasonable judgment and shall be evidenced by an Officer's Certificate delivered to the Depositor, to the Certificate Administrator, to the Applicable Special Servicer, to any affected Companion Mortgage Loan Noteholder, if any, to the Controlling Class Representative and, if made by the Master Servicer, to the Trustee (on or before the date on which the proposed P&I Advance is to be made), setting forth the basis for such determination, accompanied by a copy of an Appraisal of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination by a Qualified Appraiser, if available, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that the Person making such determination may have obtained and that support such determination. The Trustee and any Fiscal Agent shall be entitled to conclusively rely on any nonrecoverability determination made by the Master Servicer with respect to a particular P&I Advance. Each Special Servicer shall promptly furnish any party required to make P&I Advances hereunder with any information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as such party required to make P&I Advances may reasonably request.

            (d) The Master Servicer, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (with its own funds), for so long as such P&I Advance is outstanding (or, if the P&I Advance was made prior to the end of the grace period for the subject payment, for so long as such P&I Advance is outstanding after the end of that grace period). Such interest with respect to any P&I Advance shall be payable: (i) first, in accordance with Section 3.05(a) and/or Section 1.04, out of any Default Charges collected with respect to the particular Mortgage Loan or REO Mortgage Loan as to which such P&I Advance was made; and (ii) then, after such Advance is reimbursed, but only if and to the extent that such Default Charges described in the immediately preceding clause (i) are and have been insufficient to cover such Advance Interest, out of (A) in the case of any Pooled Mortgage Loan or successor REO Mortgage Loan, general collections on the Pooled Mortgage Loans and REO Properties on deposit in the Collection Account and (B) in the case of a Companion Mortgage Loan or any successor REO Mortgage Loan, any amounts related thereto in the related Mortgage Loan Pair Custodial Account. As and to the extent provided in Section 3.05(a), the Master Servicer shall reimburse itself, the Trustee or any Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account or a Mortgage Loan Pair Custodial Account, as applicable, and in no event shall interest accrue in accordance with this
Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received as of the related P&I Advance Date (or, in the case of the Birch Run Mortgage Loan Pair or any successor REO Mortgage Loans, the related Birch Run Remittance Date). The Master Servicer shall not be entitled to Advance Interest to the extent a payment is received but is being held by the Master Servicer in suspense.

            SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses.

            (a) On each Distribution Date, following the distributions to Certificateholders to be made on such date pursuant to Sections 4.01(a) and 4.01(b), the Certificate Administrator shall determine the amount, if any, by which (i) the then aggregate of the Class Principal Balances of all the Classes of Principal Balance Certificates, other than the Class BR Certificates, exceeds
(ii) the aggregate Stated Principal Balance of the Mortgage Pool (net of the Uncertificated Principal Balance of REMIC I

Regular Interest BR2) that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class Q, Class P, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, until such excess is reduced to zero; provided that, no such Class of Certificates shall have its Class Principal Balance reduced unless and until the Class Principal Balance of each other Class of Certificates, if any, listed in front of it has been reduced to zero; and provided, further, that if after the foregoing reductions, the amount described in clause (i) of the preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Class Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates shall be reduced on a pro rata basis in accordance with the relative sizes of such Class Principal Balances, until any such remaining excess is reduced to zero. On each Distribution Date, following the distributions to Certificateholders to be made on such date pursuant to Sections 4.01(a) and 4.01(b), the Class Principal Balance of the Class BR Certificates will be reduced to the extent necessary (if at all) to equal the Uncertificated Principal Balance of REMIC I Regular Interest BR2 that will be outstanding immediately following such Distribution Date. All such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall constitute allocations of Realized Losses and Additional Trust Fund Expenses.

            (b) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC II Regular Interests on such date pursuant to
Section 4.01(k), the Certificate Administrator shall determine the amount, if any, by which (i) the then aggregate Uncertificated Principal Balance of all the REMIC II Regular Interests, other than REMIC II Regular Interest BR, exceeds
(ii) the aggregate Stated Principal Balance of the Mortgage Pool (net of the Uncertificated Principal Balance of REMIC I Regular Interest BR2) that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Uncertificated Principal Balances of REMIC II Regular Interest Q, REMIC II Regular Interest P, REMIC II Regular Interest N, REMIC II Regular Interest M, REMIC II Regular Interest L, REMIC II Regular Interest K, REMIC II Regular Interest J, REMIC II Regular Interest H, REMIC II Regular Interest G, REMIC II Regular Interest F, REMIC II Regular Interest E, REMIC II Regular Interest D, REMIC II Regular Interest C and REMIC II Regular Interest B shall be reduced sequentially, in that order, until such excess is reduced to zero; provided that, no such REMIC II Regular Interest shall have its Uncertificated Principal Balance reduced unless and until the Uncertificated Principal Balance of each other REMIC II Regular Interest, if any, listed in front of it has been reduced to zero; and provided, further, that if after the foregoing reductions, the amount described in clause (i) of the preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Uncertificated Principal Balances of (A) REMIC II Regular Interest A-1, (B) REMIC II Regular Interest A-2 and (C) REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B, as a collective matter in the order described in the next sentence, shall be reduced on a pro rata basis in accordance with the relative sizes of such Uncertificated Principal Balances, until any such remaining excess is reduced to zero. Any reductions in the Uncertificated Principal Balances of the REMIC II Regular Interest A-3A and REMIC II Regular Interest A-3B pursuant to the prior sentence shall be made: first, to the Uncertificated Principal Balance of REMIC II Regular Interest A-3A, until such Uncertificated Principal Balance is reduced to zero; and second, to the Uncertificated Principal Balance of REMIC II Regular Interest A-3B. On each Distribution Date, the Uncertificated Principal Balance of REMIC II Regular Interest BR shall be reduced to the same extent as was the Class Principal Balance of the Class BR Certificates on such Distribution Date pursuant to
Section 4.04(a). All such reductions in the Uncertificated Principal Balances of the respective REMIC II Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.


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
            (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.01(l), the Uncertificated Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to the extent necessary (if at all) to equal the Stated Principal Balance of the related Pooled Mortgage Loan or successor REO Mortgage Loan, as the case may be, that will be outstanding immediately following such Distribution Date; provided that the Uncertificated Principal Balance of REMIC I Regular Interest BR2 (after taking account of such deemed distributions) shall be reduced to the extent necessary to equal the excess, if any, of the Stated Principal Balance of the Birch Run Pooled Mortgage Loan or any successor REO Mortgage Loan, as the case may be, that will be outstanding immediately following such Distribution Date, over the Uncertificated Principal Balance of REMIC II Regular Interest BR1 (after taking account of such deemed distributions). All such reductions in the Uncertificated Principal Balances of the respective REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

            SECTION 4.05. Calculations.

            Provided it receives the necessary information from the Master Servicer and/or the Applicable Special Servicer, the Certificate Administrator shall be responsible for performing all calculations necessary in connection with the actual and deemed distributions to be made pursuant to Section 4.01, the preparation of the Statements to Certificateholders pursuant to Section 4.02(a) and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Certificate Administrator shall calculate the Total Available Distribution Amount, the Standard Available Distribution Amount and the Class BR Available Distribution Amount for each Distribution Date and shall allocate such amounts among Certificateholders in accordance with this Agreement. Absent actual knowledge of an error therein, the Certificate Administrator shall have no obligation to recompute, recalculate or otherwise verify any information provided to it by the Master Servicer. The calculations by the Certificate Administrator contemplated by this Section 4.05 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

                                   ARTICLE V

                                THE CERTIFICATES


            SECTION 5.01. The Certificates.

            (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 through A-7; provided, however, that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with
Section 5.03 beneficial ownership interests in the Class X-1, Class X-2, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G, Class H, Class J and Class K Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The REMIC III Regular Interest Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances (or, in the case of the Interest Only Certificates, initial Certificate Notional Amounts) as of the Closing Date of: (i) in the case of the Interest Only Certificates, $1,000,000 and any whole dollar denomination in excess thereof; (ii) in the case of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, $10,000 and any whole dollar denomination in excess thereof; and
(iii) in the case of the other REMIC III Regular Interest Certificates, $100,000 and any whole dollar denomination in excess thereof. The Class R Certificates and the Class Y Certificates will be issuable only in denominations representing Percentage Interests in the related Class of not less than 10.0%.

            (b) The Certificates shall be executed by manual or facsimile signature by an authorized officer of the Certificate Registrar on behalf of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            SECTION 5.02. Registration of Transfer and Exchange of Certificates.

            (a) The Certificate Administrator may, at its own expense, appoint any Person with appropriate experience as a securities registrar to act as Certificate Registrar hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Certificate Registrar, the Certificate Administrator agrees to act in such capacity in accordance with the terms hereof. The appointment of a Certificate Registrar shall not relieve the Certificate Administrator from any of its obligations hereunder, and the Certificate Administrator shall remain responsible for all acts and omissions of the Certificate Registrar. The Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Certificate Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c), 8.05(d) and 8.05(e) shall apply to the
Certificate Registrar to the same extent that they apply to the Certificate Administrator. Any Certificate Registrar appointed in accordance with this
Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicers and the Depositor. The Certificate Administrator may at any time terminate the agency of any Certificate Registrar appointed in accordance with this Section 5.02(a) by giving written notice of termination to such Certificate Registrar, with a copy to the Trustee, the Master Servicer, the Special Servicers and the Depositor.

            At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor, the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee and the Tax Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

            If any Certificateholder makes written request to the Certificate Registrar, and such request states that such Certificateholders desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Certificateholder proposes to transmit, then the Certificate Registrar shall, within 30 days after the receipt of such request, afford the requesting Certificateholder access during normal business hours to, or deliver to the requesting Certificateholder a copy of, the most recent list of Certificateholders held by the Certificate Registrar (which list shall be current as of a date no earlier than 30 days prior to the Certificate Registrar's receipt of such request). Every Certificateholder, by receiving such access, acknowledges that neither the Certificate Registrar nor the Trustee will be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Certificateholder regardless of the source from which such information was derived.

            (b) No transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

            If a transfer of any Non-Registered Certificate (other than a Book-Entry Non-Registered Certificate) is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Depositor or an Affiliate of the Depositor or, in the case of a Global Certificate, any transfer of such Certificate to a successor Depository or, in the case of a Definitive Certificate issued with respect to a Global Certificate, any transfer of such Certificate to the applicable Certificate Owner in accordance with
Section 5.03(c)), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1A; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1B and a certificate from such Certificateholder's prospective Transferee substantially in the form attached hereto either as Exhibit F-2A or as Exhibit F-2B; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

            Each Global Certificate shall be deposited with the Certificate Registrar as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

            If a transfer of an interest in any Rule 144A Global Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of an interest in such Rule 144A Global Certificate by the Depositor or an Affiliate of the Depositor), then (except as provided in the next succeeding paragraph or in the penultimate paragraph of this Section 5.02(b)) the Certificate Owner desiring to effect such transfer shall require from its prospective transferee:
(i) a certificate substantially in the form attached either as Exhibit F-2C hereto; or (ii) an Opinion of Counsel to the effect that the prospective transferee is a Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such). Except as provided in the next paragraph or in the penultimate paragraph of this Section 5.02(b), any interest in a Rule 144A Global Certificate shall not be transferred to any Person other than a Qualified Institutional Buyer that takes delivery in the form of an interest in such Rule 144A Global Certificate. If any transferee of an interest in a Rule 144A Global Certificate does not, in connection with the subject transfer, deliver to the transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such transferee shall be deemed to have represented and warranted that all the certifications set forth in Exhibit F-2C hereto are, with respect to the subject transfer, true and correct.

            Notwithstanding the preceding paragraph, any interest in the Rule 144A Global Certificate in respect of the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K and Class L Certificates may be transferred (without delivery of any certificate or Opinion of Counsel described in clauses
(i) and (ii) of the first sentence of the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate for the same Class as such Rule 144A Global Certificate upon delivery to the Certificate Registrar of (x) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1D and a certificate from such Certificate Owner's prospective transferee substantially in the form attached hereto as Exhibit F-2D and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and the Euroclear Operator to direct the Certificate Registrar to debit the account of a Depository Participant by a denomination of beneficial interest in such Rule 144A Global Certificate and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interest in the Class H or Class J Certificates to be transferred. Upon delivery to the Certificate Registrar of such certification and orders and instructions, the Certificate Registrar, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Rule 144A Global Certificate in respect of the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K or Class L Certificates, and increase the denomination of the Regulation S Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

            Except as provided in the next succeeding paragraph or in the penultimate paragraph of this Section 5.02(b), beneficial interests in any Regulation S Global Certificate shall not be transferred to any Person other than a non-United States Securities Person that takes delivery in the form of a beneficial interest in such Regulation S Global Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such prospective transferee a certification substantially in the form attached hereto as Exhibit F-2D. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream.

            Notwithstanding the preceding paragraph, following the Release Date, any interest in the Regulation S Global Certificate with respect to the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K or Class L Certificates may be transferred (without delivery of any certificate described in the first sentence of the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as such Regulation S Global Certificate upon delivery to the Certificate Registrar of (i) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1C and a certificate from such Certificate Owner's prospective transferee substantially in the form attached hereto as Exhibit F-2C and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Registrar to debit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests in the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K or Class L Certificates to be transferred. Upon delivery to the Certificate Registrar of such certifications and such orders and instructions, the Certificate Registrar, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Regulation S Global Certificate with respect to the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K or Class L Certificates, and increase the denomination of the Rule 144A Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

            Notwithstanding the foregoing, any interest in a Global Certificate with respect to the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K or Class L Certificates may be transferred by any Certificate Owner holding such interest to any Person who takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar of (i) such certifications and/or opinions as are contemplated by the second paragraph of this Section 5.02(b) and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Registrar to debit the account of a Depository Participant by a denomination of interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated by the second paragraph of this Section 5.02(b), the Certificate Registrar, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

            None of the Depositor, the Trustee, the Certificate Administrator or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall, and does hereby agree to, indemnify the Depositor, SSBI, the Trustee, any Fiscal Agent, the Master Servicer, each Special Servicer, the Tax Administrator, Certificate Administrator and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

            (c) No transfer of any Certificate or interest therein shall be made to any Plan or to any Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of such Certificate or interest therein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code.

            Except in connection with the initial issuance of the Certificates or any transfer of a Non-Registered Certificate by the Depositor or an Affiliate of the Depositor or, in the case of a Global Certificate, any transfer of such Certificate to a successor Depositary or, in the case of a Definitive Certificate issued with respect to a Global Certificate, any transfer of such Certificate to the applicable Certificate Owner in accordance with Section 5.03(c), the Certificate Registrar shall refuse to register the transfer of a Non-Registered Certificate unless it has received from the prospective Transferee any of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and continued holding of such Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of
Section 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) in the case of a Non-Registered Certificate (other than a Class R or Class V Certificate) that is rated investment grade by at least one of the Rating Agencies and is being acquired by or on behalf of a Plan in reliance on the Underwriter Exemption, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Certificate Administrator, the Tax Administrator, any Exemption-Favored Party, the Depositor, any Pooled Mortgage Loan Seller, the Master Servicer, either Special Servicer, any Sub-Servicer or any Borrower with respect to Pooled Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Pooled Mortgage Loans determined as of the Closing Date, or by any Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses
(iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee, the

Certificate Registrar or the Trust) which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the form of certification attached hereto as Exhibit G-1 is acceptable for purposes of the preceding sentence.

            Except in connection with the initial issuance of the Certificates or any transfer of an interest in a Book-Entry Non-Registered Certificate by the Depositor or an Affiliate of the Depositor, the Certificate Owner desiring to effect a transfer of an interest in a Book-Entry Non-Registered Certificate shall obtain from its prospective Transferee one of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such interest in such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or
(ii) a certification to the effect that the purchase and continued holding of an interest in such Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if such Certificate is not a Class R or Class Y Certificate, if such Certificate is rated investment grade by at least one of the Rating Agencies and if the interest in such Certificate is being acquired by or on behalf of a Plan in reliance on the Underwriter Exemption, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Certificate Administrator, the Tax Administrator, the Depositor, any Pooled Mortgage Loan Seller, the Master Servicer, either Special Servicer, any Sub-Servicer or any Borrower with respect to Pooled Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Pooled Mortgage Loans determined as of the Closing Date, or by any Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (ii)(X) and (ii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (ii)(X) and (ii)(Y); or (iv) a certification of facts and an Opinion of Counsel to the effect that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the form of certification attached hereto as Exhibit G-2 is acceptable for purposes of the preceding sentence.

            Each Transferee of any Registered Certificate or interest therein or of an interest in any Book-Entry Non-Registered Certificate shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and continued holding of such Certificate or interest therein by such Transferee is exempt from the prohibited transaction provisions of Section 406 and 407 of ERISA and Section 4975 of the Code.

            (d) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause
      (ii)(A) below to deliver or cause the delivery of payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) below to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Tax Administrator and the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate (other than in connection with a transfer of a Class R Certificate by the Depositor to an Affiliate of the Depositor), the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt, of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1 (a "Transfer Affidavit and Agreement"), from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee (other than in connection with a transfer of a Class R Certificate by the Depositor to an Affiliate of the Depositor) to whom such Person attempts to transfer its Ownership Interest in such Class R Certificate and (2) not to transfer its Ownership Interest in such Class R Certificate (other than in connection with a transfer of a Class R Certificate by the Depositor or an Affiliate of the Depositor) unless it provides to the Certificate Registrar and the Trustee a certificate substantially in the form attached hereto as Exhibit H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing such Ownership Interest, agrees to give the Tax Administrator and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder".

                  (ii) (A) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Class R Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. None of the Depositor, the Trustee or the Certificate Registrar, shall be under any liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(d), then, to the extent that retroactive restoration of the rights of the preceding Holder of such Class R Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, the Trustee shall have the right but not the obligation, to cause the transfer of such Class R Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in such Class R Certificate or any other Person as a result of its exercise of such discretion. Such purported Transferee shall promptly endorse and deliver such Class R Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

            (iii) The Tax Administrator shall make available to the IRS and to those Persons specified by the REMIC Provisions all information furnished to it by the other parties hereto necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulation sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and each of the other parties hereto shall furnish to the Tax Administrator all information in its possession necessary for the Tax Administrator to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Tax Administrator for providing such information.

                (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following:

                  (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

                  (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Tax Administrator or the Trust), to the effect that doing so will not (1) cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person which is not a Permitted Transferee or (2) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (e) If a Person is acquiring any Non-Registered Certificate or any interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of a Book-Entry Certificate, the transferor) a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar (or, in the case of a Book-Entry Certificate, the transferor) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as set forth in subsections (b), (c)and/or (d), as appropriate, of this Section 5.02.

         (f) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest.

         (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (j) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

         (k) The Certificate Registrar shall provide to each of the other parties hereto, upon reasonable written request and at the expense of the requesting party, an updated copy of the Certificate Register.

         SECTION 5.03. Book-Entry Certificates.

         (a) The Class X-1, Class X-2, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G, Class H, Class J, Class K and Class L Certificates shall, in the case of each Class thereof, initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c), transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and, subject to Section 5.02(c), transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to fully registered, physical Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of indirect participating brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) The Depositor, the Master Servicer, the Special Servicers, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and indirect participating brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Certificate Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         (c) If (i)(A) the Depositor advises the Trustee, the Certificate Administrator and the Certificate Registrar in writing that the Depository is no longer willing or able to discharge properly its responsibilities as depository with respect to any Class of Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee, the Certificate Administrator and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of Book-Entry Certificates (or any portion of any Class thereof), the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of Book-Entry Certificates (or any portion of any Class thereof) by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, authenticate and deliver, the Definitive Certificates in respect of such Class (or portion thereof) to the Certificate Owners identified in such instructions. None of the Depositor, the Master Servicer, either Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Book-Entry Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

         SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.05. Persons Deemed Owners.

         Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, each Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, either Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

         SECTION 5.06. Certification by Certificate Owners.

         (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the transfer requirements of Section 5.02(c).

         (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Certificate Administrator shall make such determination based on a certificate of such Person which shall be substantially in the form of paragraph 1 of Exhibit K-1 hereto (or such other form as shall be reasonably acceptable to the Certificate Administrator) and shall specify the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned; provided, however, that none of the Trustee, the Certificate Administrator or the Certificate Registrar shall knowingly recognize such Person as a Certificate Owner if such Person, to the actual knowledge of a Responsible Officer of the Trustee, the Certificate Administrator or the Certificate Registrar, as the case may be, acquired its Ownership Interest in a Book-Entry Certificate in violation of Section 5.02(c), or if such Person's certification that it is a Certificate Owner is in direct conflict with information actually known by a Responsible Officer of the Trustee, the Certificate Administrator or the Certificate Registrar, with respect to the identity of a Certificate Owner. The Trustee, the Certificate Administrator and the Certificate Registrar shall each exercise its reasonable discretion in making any determination under this Section 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Book-Entry Certificate an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee, the Certificate Administrator or the Certificate Registrar, as the case may be.

                                   ARTICLE VI


          THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICERS


            SECTION 6.01. Liability of the Depositor, the Master Servicer and the Special Servicers.

            The Depositor, the Master Servicer and each Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and such Special Servicer.

             SECTION 6.02. Merger, Consolidation or Conversion of the Depositor, the Master Servicer or a Special Servicer.

            Subject to the following paragraph, the Depositor, the Master Servicer and the Special Servicers shall each keep in full effect its existence, rights and franchises as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized, and each shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Depositor, the Master Servicer and the Special Servicers each may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case, any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or a Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or a Special Servicer, shall be the successor of the Depositor, the Master Servicer or such Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or a Special Servicer unless such succession will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency).

            SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer, and the Special Servicers.

            None of the Depositor, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer or any director, manager, member, officer, employee or agent of any of the foregoing shall be under any liability to the Trust or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of negligent disregard of such obligations and duties. The Depositor, the Master Servicer, the General Special Servicer, the Birch

Run Special Servicer and any director, officer, manager, member, employee or agent of any of the foregoing may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer and any director, officer, manager, member, employee or agent of any of the foregoing shall be indemnified and held harmless by the Trust out of the Collection Account against any loss, liability or reasonable out-of-pocket expense incurred in connection with any legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any such loss, liability or expense: (i) specifically required to be borne thereby pursuant to the terms hereof, including Section 10.01(f);
(ii) that constitutes a Servicing Advance and is otherwise reimbursable pursuant to this Agreement (provided that this clause (ii) is not intended to limit the Master Servicer's or a Special Servicer's right of recovery of liabilities and expenses incurred as a result of being the defendant, or participating in a proceeding to which another indemnified party under this Section 6.03 is a defendant, in legal action relating to this Agreement); or (iii) which was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by such party, or (B) willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder by such party, or from negligent disregard of such obligations or duties; provided that, to the extent that the subject loss, liability or expense relates to a Mortgage Loan Pair or any related REO Property, any indemnification permitted pursuant to this sentence shall be made solely out of the related Mortgage Loan Pair Custodial Account except to the extent that it is established that amounts to be collected with respect to such Mortgage Loan Pair or any related REO Property will be insufficient to cover such indemnification. None of the Depositor, the Master Servicer, the General Special Servicer or the Birch Run Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action as to which the related costs are to be borne by such party without right of reimbursement, in its opinion does not involve it in any ultimate expense or liability for which reimbursement is not reasonably assured hereunder; provided, however, that the Depositor, the Master Servicer or either Special Servicer may in its discretion undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Depositor, the Master Servicer, the General Special Servicer and the Birch Run Special Servicer each shall be entitled to the direct payment of such expenses or to be reimbursed therefor from the Collection Account as provided in
Section 3.05(a); provided that, to the extent that the subject cost, expense or liability relates to a Mortgage Loan Pair or any related REO Property, any reimbursement permitted pursuant to this sentence shall be made solely out of the related Mortgage Loan Pair Custodial Account except to the extent that it is established that amounts to be collected with respect to such Mortgage Loan Pair or any related REO Property will be insufficient to cover such reimbursement.

            SECTION 6.04.      Master Servicer and Special Servicers Not to
                               Resign.

            The Master Servicer, the General Special Servicer and the Birch Run Special Servicer each may resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or such Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or such Special Servicer, as the case may be, at the date of this Agreement).

Any such determination requiring the resignation of the Master Servicer or a Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee, with a copy to the Certificate Administrator. Unless applicable law requires the Master Servicer's or a Special Servicer's (as the case may be) resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 6.06 or Section 7.02 hereof; provided that, if no successor master servicer or special servicer, as applicable, shall have been so appointed and have accepted appointment within 90 days after the Master Servicer or such Special Servicer, as the case may be, has given notice of such resignation, the resigning Master Servicer or Special Servicer, as applicable, may petition any court of competent jurisdiction for the appointment of a successor master servicer or special servicer, as applicable.

            In addition, the Master Servicer, the General Special Servicer and the Birch Run Special Servicer each shall have the right to resign or assign its servicing rights at any other time provided that (i) a willing successor thereto (including any such successor proposed by the resigning party) has been found,
(ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation or assignment.

            None of the Master Servicer, the General Special Servicer or the Birch Run Special Servicer shall be permitted to resign except as contemplated above in this Section 6.04. Consistent with the foregoing, none of the Master Servicer, the General Special Servicer or the Birch Run Special Servicer shall (except in connection with any resignation thereby permitted pursuant to the prior paragraph or as otherwise expressly provided herein, including the provisions of Section 3.22 and/or Section 6.02) assign or transfer any of its rights, benefits or privileges hereunder to any other Person.

            SECTION 6.05.     Rights of the Depositor and the Trustee
                              in Respect of the Master Servicer and the Special Servicers.

            Upon reasonable request, the Master Servicer, the General Special Servicer and the Birch Run Special Servicer each shall furnish the Depositor and the Certificate Administrator with its most recent publicly available annual audited financial statements (or, if not available, the most recent publicly available audited annual financial statements of its corporate parent, on a consolidated basis) and such other information as is publicly available regarding its business, affairs, property and condition, financial or otherwise; provided that none of the Depositor, the Certificate Administrator or the Trustee may disclose the contents of such financial statements or other information to non-affiliated third parties (other than accountants, attorneys, financial advisors and other representatives retained to help it evaluate such financial statements or other information), unless it is required to do so under applicable securities laws or is otherwise compelled to do so as a matter of law. The Master Servicer, the General Special Servicer and the Birch Run Special Servicer each may affix to any such information described in this Section 6.05 provided by it any disclaimer it deems appropriate in its reasonable discretion. The Depositor may, but is not obligated to, enforce the respective obligations of the Master Servicer and the Special Servicers hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or a Special Servicer hereunder or exercise the rights of the Master Servicer or a Special Servicer hereunder; provided, however, that none of the Master Servicer, the General Special Servicer or the Birch Run Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or a Special Servicer and is not obligated to supervise the performance of the Master Servicer or either Special Servicer under this Agreement or otherwise.

          SECTION 6.06. Designation of Special Servicers by Certain Certificateholders.

         (a) The Holder or Holders of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class may at any time and from time to time designate a Person (other than the Trustee) to replace any existing General Special Servicer or any General Special Servicer that has resigned or otherwise ceased to serve as General Special Servicer. Such Holder or Holders shall so designate a Person to so serve as successor General Special Servicer by the delivery to the Trustee, the Certificate Administrator, the Master Servicer and the existing General Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit I-1. The designated Person shall become the General Special Servicer on the date as of which the Trustee shall have received: (i) written confirmation from each of the Rating Agencies that the appointment of such Person as General Special Servicer will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; (ii) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit I-2, executed by the designated Person; and (iii) an Opinion of Counsel (which shall not be an expense of the Trustee or the Trust) substantially to the effect that (A) the designation of such Person to serve as General Special Servicer is in compliance with this Section 6.06, (B) the designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (C) the Acknowledgment of Proposed Special Servicer has been duly authorized, executed and delivered by the designated Person and (D) upon the execution and delivery of the Acknowledgment of Proposed Special Servicer, the designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing General Special Servicer shall be deemed to have been terminated simultaneously with such designated Person's becoming the General Special Servicer hereunder; provided that (i) the terminated General Special Servicer shall be entitled to receive, in connection with its termination, payment out of the Collection Account of all of its accrued and unpaid Special Servicing Fees to which it is entitled and reimbursement from the successor General Special Servicer of all outstanding Servicing Advances made by the terminated General Special Servicer and all unpaid Advance Interest accrued on such outstanding Servicing Advances (in which case the successor General Special Servicer shall be deemed to have made such Servicing Advances at the same time that the terminated General Special Servicer had actually made them),
(ii) the resigning or terminated General Special Servicer shall be entitled to any Workout Fees thereafter received on any Mortgage Loans as to which it was the Applicable Special Servicer and that were Corrected Mortgage Loans at the time of the termination (but only if and to the extent permitted by Section 3.11(c)), and (iii) such General Special Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such resignation or termination; and provided, further, that the terminated General Special Servicer shall continue to be obligated to pay and entitled to receive all other amounts accrued or owing by or to it under this Agreement on or prior to the effective date of such termination. Such terminated General Special Servicer shall cooperate with the Trustee and the replacement General Special Servicer in effecting the transfer of the terminated General Special Servicer's responsibilities and rights hereunder to its successor, including the transfer within two Business Days to the replacement General Special Servicer for administration by it of all cash amounts that at the time are or should have been credited by the General Special Servicer to the REO Account or to any Servicing Account or Reserve Account or should have been delivered to the Master Servicer or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property. If the termination of the General Special Servicer was without cause, the reasonable out-of-pocket costs and expenses of any such transfer shall in no event be paid out of the Trust Fund, and instead shall be paid by the successor General Special Servicer or the Holders of the Controlling Class that voted to remove the General Special Servicer, as such parties may agree. If the Controlling Class of Certificates are Book-Entry Certificates, then the rights set forth in this Section 6.06 with respect to replacing the General Special Servicer may be exercised by the related Certificate Owners holding beneficial ownership of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class.

         (b) So long as a Birch Run Type II Appraisal Reduction Event does not exist, the Holders of Certificates representing more than 50% of the related Class Principal Balance of the Class BR Certificates shall be entitled to terminate, appoint and/or replace the Birch Run Special Servicer on the same terms and conditions as are applicable to the termination, appointment and/or replacement of the General Special Servicer set forth in Section 6.06(a). In such event, Section 6.06(a) shall apply to such termination, appointment and/or replacement as if it were a termination, appointment and/or replacement of the General Special Servicer by the Majority Controlling Class Certificateholder(s).

         (c) If a Birch Run Type II Appraisal Reduction Event does exist, the Holders of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to terminate, appoint and/or replace the Birch Run Special Servicer on the same terms and conditions as are applicable to the termination, appointment and/or replacement of the General Special Servicer set forth in Section 6.06(a). In such event, Section 6.06(a) shall apply to such termination, appointment and/or replacement as if it were a termination, appointment and/or replacement of the General Special Servicer by the Majority Controlling Class Certificateholder(s).

         SECTION 6.07. Master Servicer or Special Servicer as Owner of a Certificate.

         The Master Servicer or an Affiliate of the Master Servicer or either Special Servicer or an Affiliate of such Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as otherwise set forth in the definition of "Certificateholder") the same rights it would have if it were not the Master Servicer or a Special Servicer, as the case may be, or an Affiliate thereof. If, at any time during which the Master Servicer or either Special Servicer or an Affiliate of the Master Servicer or either Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or such Special Servicer, as the case may be, proposes to take any action (including for this purpose, omitting to take a particular action) that is not expressly prohibited by the terms hereof and would not, in the reasonable judgment of the Master Servicer or such Special Servicer, as the case may be, violate the Servicing Standard, but that, if taken, might nonetheless, in the reasonable judgment of the Master Servicer or such Special Servicer, as the case may be, be considered by other Persons to violate the Servicing Standard, then the Master Servicer or such Special Servicer, as the case may be, may (but need not) seek the approval of the Certificateholders to such action by delivering to the Certificate Administrator (with a copy to the Trustee) a written notice that (a) states that it is delivered pursuant to this Section 6.07, (b) identifies the Percentage Interest in each Class of Certificates

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beneficially owned by the Master Servicer or such Special Servicer, as the case may be, or by an Affiliate thereof and (c) describes in reasonable detail the action that the Master Servicer or such Special Servicer, as the case may be, proposes to take. The Certificate Administrator, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the subject Special Servicer and its Affiliates, as appropriate), together with a request for approval by the Certificateholders of each such proposed action. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the subject Special Servicer or its Affiliates, as the case may
be) shall have consented in writing to the proposal described in the written notice, and if the Master Servicer or the subject Special Servicer, as the case may be, shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Certificate Administrator shall be entitled to reimbursement from the Master Servicer or the subject Special Servicer, as applicable, for the reasonable expenses of the Certificate Administrator incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or either Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                                  ARTICLE VII

                                     DEFAULT


         SECTION 7.01. Events of Default.

         (a) "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer to deposit into the Collection Account or a Mortgage Loan Pair Custodial Account any amount required to be so deposited under this Agreement, which failure continues unremedied for one Business Day following the date on which such deposit was first required to be made; or

                (ii) any failure by a Special Servicer to deposit into the REO Account, the Collection Account or a Mortgage Loan Pair Custodial Account, or to remit to the Master Servicer for deposit into the Collection Account or a Mortgage Loan Pair Custodial Account, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for one Business Day following the date on which such deposit or remittance, as the case may be, was first required to be made; or

                (iii) any failure by the Master Servicer to remit to the Certificate Administrator for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made on such date or, on any Master Servicer Remittance Date, the full amount of the Master Servicer Remittance Amount or the Compensating Interest Payment required to be remitted on such date, which failure continues unremedied until 11:00 a.m. (New York City time) on the relevant Distribution Date, or the Master Servicer fails to make when due any payments required to be made by it to a Companion Mortgage Loan Noteholder, which failure continues unremedied for one Business Day following the date on which the payment was to be made; or

                (iv) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice shall have been given to the Master Servicer by the Trustee as provided in Section 3.11(f); or

                (v) any failure by a Special Servicer to timely make (or request the Master Servicer to make) any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice has been given to such Special Servicer by the Trustee as provided in Section 3.11(f); or

                (vi) any failure on the part of the Master Servicer or a Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or such Special Servicer, as the case may be, contained in this Agreement, which failure continues unremedied for a period of 30 days (or, in the case of failure to provide any required report hereunder, 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or such Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or such Special

      Servicer, as the case may be, (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights, by the Controlling Class Representative or, if affected by the failure, by a Companion Mortgage Loan Noteholder, provided, however, that with respect to any such breach which is not curable within such 30-day period, the Master Servicer or such Special Servicer, as the case may be, shall have an additional cure period of 30 days to effect such cure so long as the Master Servicer or such Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

                (vii) any breach on the part of the Master Servicer or a Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 60 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or such Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or such Special Servicer, as the case may be, (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights, by the Controlling Class Representative or, if affected by the breach, a Companion Mortgage Loan Noteholder; or

                (viii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or a Special Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; or

                (ix) the Master Servicer or a Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                (x) the Master Servicer or a Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                (xi) the Trustee shall have received written notice from Moody's that the continuation of the Master Servicer, the General Special Servicer or the Birch Run Special Servicer in such capacity would result or has resulted in a qualification, downgrade or withdrawal of any rating assigned thereby to any Class of Certificates; or

                (xii) the Master Servicer, the General Special Servicer or the Birch Run Special Servicer is removed from S&P's approved master servicer list or special servicer list, as the case may be, and the ratings of any of the Certificates by S&P are downgraded, qualified or withdrawn, or placed on "negative credit watch", in connection with such removal.

         When a single entity acts as Master Servicer, General Special Servicer and Birch Run Special Servicer, or in any two of the foregoing capacities, an Event of Default (other than an event described in clauses (xi) and (xii) above) in one capacity shall constitute an Event of Default in both or all such capacities.

         (b) If any Event of Default with respect to the Master Servicer, the General Special Servicer or the Birch Run Special Servicer (in any such case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor and Trustee each may, and at the written direction of the Holders of Certificates entitled to a majority of the Voting Rights (or, if the Defaulting Party is the Birch Run Special Servicer, and if the Birch Run Companion Mortgage Loan Noteholder has been adversely affected by such Event of Default, at the direction of the Birch Run Companion Mortgage Loan Noteholder), the Trustee shall (subject to applicable bankruptcy or insolvency law in the case of clauses (viii) through (x) of
Section 7.01(a)), terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Trust Fund (other than as a Holder of any Certificate). From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer, the General Special Servicer and the Birch Run Special Servicer each agrees that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee or its designee with all documents and records requested thereby to enable the Trustee to assume the Master Servicer's or such Special Servicer's, as the case may be, functions hereunder, and shall otherwise cooperate with the Trustee in effecting the termination of the Master Servicer's or such Special Servicer's, as the case may be, responsibilities and rights hereunder, including the transfer within two Business Days to the Trustee or its designee for administration by it of all cash amounts that at the time are or should have been credited by the Master Servicer to the Collection Account, a Mortgage Loan Pair Custodial Account, the Distribution Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or by a Special Servicer to the REO Account, the Collection Account, a Mortgage Loan Pair Custodial Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicers each shall, if terminated pursuant to this Section 7.01(b), continue to be obligated to pay and entitled to receive all amounts accrued or owing by or to it (including any which will be payable after termination) under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its directors, members, managers, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). Any costs or expenses (including those of any other party hereto) incurred in connection with any actions to be taken by a terminated Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Master Servicer or such Special Servicer, as the case may be (and, in the case of the Trustee's costs and expenses, if not paid within a reasonable time, shall be borne by the Trust out of the Collection Account or, to the extent they relate to a Mortgage Loan Pair or any related REO Property, out of the related Mortgage Loan Pair Custodial Account).

         (c) In the event that the Master Servicer remits to the Certificate Administrator for deposit into the Distribution Account, on or after any Distribution Date, the full or any partial amount of P&I Advances required to be made in respect of such Distribution Date, or the full or any partial amount of the Master Servicer Remittance Amount required to be remitted for distribution on such Distribution Date, then the Master Servicer shall in addition remit to the Certificate Administrator interest on the late remittance at the Prime Rate from and including the applicable P&I Advance Date or Master Servicer Remittance Date, as the case may be, to but not including the date on which the late remittance is received.

         (d) Notwithstanding Section 7.01(b), if any Event of Default on the part of the Master Servicer occurs that affects only the Birch Run Companion Loan or the securities backed thereby, and no Pooled Mortgage Loan or the Certificates are affected by such Event of Default, then, instead of terminating the Master Servicer in accordance with Section 7.01(b), the Master Servicer may not be terminated but, at the request of the Birch Run Companion Loan Noteholder, shall appoint, within 30 days of such request, a Sub-Servicer (or, if the Birch Run Loan Pair is currently being sub-serviced, replace, within 30 days of such request, the then-current Sub-Servicer with a new Sub-Servicer) with respect to the Birch Run Loan Pair. In connection with the Master Servicer's appointment of a Sub-Servicer with respect to the Birch Run Mortgage Loan Pair in accordance with this Section 7.01(d), the Master Servicer shall obtain written confirmation from each Rating Agency that such appointment will not result in an Adverse Rating Event. The related Sub-Servicing Agreement shall provide that any Sub-Servicer appointed by the Master Servicer with respect to the Birch Run Mortgage Loan Pair in accordance with this Section 7.01(d) shall be responsible for all duties, and shall be entitled to all compensation, of the Master Servicer with respect to the Birch Run Mortgage Loan Pair under this Agreement. Such Sub-Servicing Agreement shall also provide that such Sub-Servicer shall agree to become the master servicer under a separate servicing agreement for the Birch Run Mortgage Loan Pair in the event that the Birch Run Mortgage Loan Pair is no longer to be serviced and administered hereunder, which separate servicing agreement shall contain servicing and administration, limitation of liability, indemnification and servicing compensation provisions substantially similar to the corresponding provisions of this Agreement, except for the fact that the Birch Run Mortgage Loan Pair and the Birch Run Mortgaged Property shall be the sole assets serviced and administered thereunder and the sole source of funds thereunder. If any Sub-Servicer appointed by the Master Servicer with respect to the Birch Run Mortgage Loan Pair in accordance with this Section 7.01(d) shall at any time resign or be terminated, the Master Servicer shall be required to promptly appoint a substitute Sub-Servicer, which appointment shall not result in an Adverse Rating Event (as evidenced in writing by each Rating Agency). In the event that a successor Master Servicer is acting hereunder and that successor Master Servicer desires to terminate the Sub-Servicer appointed under this
Section 7.01(d), the terminated Master Servicer that was responsible for the Event of Default that led to the appointment of such Sub-Servicer shall be responsible for all costs incurred in connection with such termination, including the payment of any termination fee.

         SECTION 7.02. Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer or a Special Servicer resigns pursuant to the first paragraph of Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to Section 6.06, be the successor in all respects to the Master Servicer or such Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or such Special Servicer, as the case may be, by the terms and provisions hereof, including, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's or a Special Servicer's, as the case may be, failure to cooperate or to provide information or monies as required by Section 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section
3.06 hereunder nor shall the Trustee nor any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation (exclusive, if applicable, of the Excess Servicing Fees) which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, if it is unwilling to so act, the Trustee may (and, if it is unable to so act, or if the Trustee is not approved as an acceptable master servicer or special servicer, as the case may be, by each Rating Agency, or if the Holders of Certificates entitled to a majority of all the Voting Rights or a Companion Mortgage Loan Noteholder so request in writing), the Trustee shall, subject to Section 6.06 (if applicable), promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution with a net worth of at least $10 million as the successor to the resigning or terminated Master Servicer or Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or such Special Servicer, as the case may be, hereunder; provided, however, that such appointment does not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency). No appointment of a successor to the Master Servicer or a Special Servicer hereunder shall be effective until the assumption by such successor of all its responsibilities, duties and liabilities hereunder, and pending such appointment and assumption, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         If the Trustee or an Affiliate acts pursuant to this Section 7.02 as successor to the Master Servicer, it may reduce the Excess Servicing Fee Rate to the extent that its or such Affiliate's compensation as successor Master Servicer would otherwise be below the market rate servicing compensation. If the Trustee elects to appoint a successor to the Master Servicer other than itself or an Affiliate pursuant to this Section 7.02, it may reduce the Excess Servicing Fee Rate to the extent reasonably necessary (in the sole discretion of the Trustee) for the Trustee to appoint a qualified successor Master Servicer that meets the requirements of this Section 7.02.

         SECTION 7.03. Notification to Certificateholders.

         (a) Upon any resignation of the Master Servicer or a Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or a Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or a Special Servicer pursuant to Section 6.02, 6.04 or 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.06, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and the Certificate Administrator who shall forward to all Certificateholders notice of such occurrence, unless such default shall have been cured.

         SECTION 7.04. Waiver of Events of Default.

         The Holders of Certificates representing at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder (together with any Companion Mortgage Loan Noteholder adversely affected thereby) may waive such Event of Default; provided that an Event of Default under clause (i), clause (ii), clause (iii), clause (xi) or clause (xii) of Section 7.01(a) may be waived only by all of the Certificateholders (together with any Companion Mortgage Loan Noteholder adversely affected thereby); and provided, further, that if the Trustee or the Certificate Administrator was required to expend any monies in connection with any Event of Default, then such Event of Default may not be waived unless and until those monies have been reimbursed to the Trustee or the Certificate Administrator, as applicable, with interest, by the Defaulting Party. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

         SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

         During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right (exercisable subject to Section 8.01(a)), in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                 ARTICLE VIII.

     THE TRUSTEE, CUSTODIAN, CERTIFICATE ADMINISTRATOR AND TAX ADMINISTRATOR


         SECTION 8.01. Duties of the Trustee, the Custodian, the Certificate
                       Administrator and the Tax Administrator.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty. The Trustee, the Custodian, the Certificate Administrator and the Tax Administrator shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Trustee, the Custodian, the Certificate Administrator and the Tax Administrator.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, the Custodian, the Certificate Administrator or the Tax Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), the Trustee, the Custodian, the Certificate Administrator or the Tax Administrator, as applicable, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee, the Custodian, the Certificate Administrator or the Tax Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected. The Trustee, the Custodian, the Certificate Administrator or the Tax Administrator, as applicable, shall not be responsible or liable for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer, either Special Servicer, any actual or prospective Certificateholder or Certificate Owner or either Rating Agency, and accepted by the Trustee, the Custodian, the Certificate Administrator or the Tax Administrator in good faith, pursuant to this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee, the Tax Administrator or the Certificate Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee.

                (ii) In the absence of bad faith on the part of the Trustee, the Certificate Administrator or the Tax Administrator, the Trustee, the Certificate Administrator or the Tax

      Administrator, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, the Certificate Administrator or the Tax Administrator, as applicable, and conforming to the requirements of this Agreement.

            (iii) None of the Trustee, the Certificate Administrator or the Tax Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of such entity unless it shall be proved that such entity was negligent in ascertaining the pertinent facts.

            (iv) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by the Trustee, in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

            (v) The Trustee shall not be required to take action with respect to, or be deemed to have notice or knowledge of, any default or Event of Default or the Master Servicer's failure to deliver any monies, including P&I Advances, or to provide any report, certificate or statement, to the Trustee, the Certificate Administrator or the Tax Administrator, as applicable, when required pursuant to this Agreement) unless a Responsible Officer of the Trustee shall have received written notice or otherwise have actual knowledge thereof. Otherwise, the Trustee may conclusively assume that there is no such default or Event of Default.

            (vi) Subject to the other provisions of this Agreement, and without limiting the generality of this Section 8.01, none of the Trustee, the Certificate Administrator or the Tax Administrator shall have any duty, except, in the case of the Trustee, as expressly provided in Section 2.01(c) or Section 2.01(e) or in its capacity as successor Master Servicer or successor Special Servicer, (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to cause the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to cause the maintenance of any insurance, (C) to confirm or verify the truth, accuracy or contents of any reports or certificates of the Master Servicer, either Special Servicer, any actual or prospective or any Certificateholder or Certificate Owner or either Rating Agency, delivered to the Trustee, the Certificate Administrator or the Tax Administrator pursuant to this Agreement reasonably believed by the Trustee, the Certificate Administrator or the Tax Administrator, as applicable, to be genuine and without error and to have been signed or presented by the proper party or parties, (D) subject to Section 10.01(f), to see to the payment or discharge of any tax levied against any part of the Trust Fund other than from funds available in the Collection Account, a Mortgage Loan Pair Custodial Account or the Distribution Account, and
      (E) to see to the payment of any assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account, a Mortgage Loan Pair Custodial Account or Distribution Account (provided that such assessment, charge, lien or encumbrance did not arise out of the Trustee's, the

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      Certificate Administrator's or the Tax Administrator's, as applicable, willful misfeasance, bad faith or negligence).

            (vii) For as long as the Person that serves as the Trustee, the Certificate Administrator or the Tax Administrator hereunder also serves as Custodian and/or Certificate Registrar, the protections, immunities and indemnities afforded to that Person in its capacity as Trustee, Certificate Administrator or Tax Administrator, as applicable, hereunder shall also be afforded to such Person in its capacity as Custodian and/or Certificate Registrar, as the case may be.

            (viii) If the same Person is acting in two or more of the following capacities-- Trustee, Certificate Administrator, Tax Administrator, Custodian or Certificate Registrar, then any notices required to be given by such Person in one such capacity shall be deemed to have been timely given to itself in any other such capacity.

         SECTION 8.02. Certain Matters Affecting the Trustee, the Certificate
                       Administrator and the Tax Administrator.

         Except as otherwise provided in Section 8.01:

            (i) the Trustee, the Certificate Administrator and the Tax Administrator, may each rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and without error and to have been signed or presented by the proper party or parties;

            (ii) the Trustee, the Certificate Administrator and the Tax Administrator may each consult with counsel and any written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

            (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby satisfactory to the Trustee, in its reasonable discretion; none of the Trustee, the Certificate Administrator or the Tax Administrator shall be required to expend or risk its own funds (except to pay expenses that could reasonably be expected to be incurred in connection with the performance of its normal duties) or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been waived or cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill

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      in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (iv) none of the Trustee, any Fiscal Agent appointed thereby, the Certificate Administrator or the Tax Administrator shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of an Event of Default and after the waiver or curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require an indemnity satisfactory to the Trustee, in its reasonable discretion, against such expense or liability as a condition to taking any such action;

            (vi) except as contemplated by Section 8.06 and, with respect to the Trustee alone, Section 8.14, none of the Trustee, the Certificate Administrator or the Tax Administrator shall be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;

            (vii) the Trustee may execute any of the trusts or powers vested in it by this Agreement, the Certificate Administrator and the Tax Administrator may each perform any of their respective duties hereunder, either directly or by or through the Custodian or other agents or attorneys-in-fact, provided that the use of the Custodian or other agents or attorneys-in-fact shall not be deemed to relieve the Trustee, the Certificate Administrator or the Tax Administrator, as applicable, of any of its duties and obligations hereunder (except as expressly set forth herein);

            (viii) none of the Trustee, any Fiscal Agent appointed thereby, the Certificate Administrator or the Tax Administrator shall be responsible for any act or omission of the Master Servicer or a Special Servicer (unless, in the case of the Trustee, it is acting as Master Servicer or such Special Servicer, as the case may be) or of the Depositor; and

            (ix) neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article V under this Agreement or under applicable law with respect to any transfer of any Certificate or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in said Article applicable with respect to changes in registration or record ownership of Certificates in the Certificate Register and to examine the same to determine substantial compliance with the express requirements of this Agreement; and the Trustee and the Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Certificates, made in violation of

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applicable restrictions except for its failure to perform its express duties in connection with changes in registration or record ownership in the Certificate Register.

            SECTION 8.03. Trustee, the Fiscal Agent, the Certificate
                          Administrator and the Tax Administrator not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee, any Fiscal Agent, the Certificate Administrator and/or the Tax Administrator in Article II, and the signature of the Certificate Registrar set forth on each outstanding Certificate) shall not be taken as the statements of the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator, and none of the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator assumes any responsibility for their correctness. None of the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator makes any representation as to the validity or sufficiency of this Agreement (except as regards the enforceability of this Agreement against it) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. None of the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator shall be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Pooled Mortgage Loans to the Trust, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor, the Master Servicer or a Special Servicer (unless, in the case of the Trustee, it is acting in such capacity). None of the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator shall be responsible for the legality or validity of this Agreement (other than insofar as it relates to the obligations of the Trustee, such Fiscal Agent, the Certificate Administrator or the Tax Administrator, as the case may be, hereunder) or the validity, priority, perfection or sufficiency of any security, lien or security interest granted to it hereunder or the filing of any financing statements or continuation statements, except to the extent set forth in Section 2.01(c) and Section 2.01(e) or to the extent the Trustee is acting as Master Servicer, General Special Servicer or Birch Run Special Servicer and the Master Servicer or such Special Servicer, as the case may be, would be so responsible hereunder. None of the Trustee, the Certificate Administrator or the Tax Administrator shall be required to record this Agreement.

            SECTION 8.04. Trustee, Fiscal Agent, Certificate Administrator and
                          Tax Administrator May Own Certificates.

            The Trustee (in its individual or any other capacity), any Fiscal Agent, the Certificate Administrator or the Tax Administrator or any of their respective Affiliates may become the owner or pledgee of Certificates with (except as otherwise provided in the definition of "Certificateholder") the same rights it would have if it were not the Trustee, such Fiscal Agent, the Certificate Administrator or the Tax Administrator or one of their Affiliates, as the case may be.


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            SECTION 8.05. Fees and Expenses of the Trustee, the Certificate
                          Administrator and the Tax Administrator;
                          Indemnification of and by the Trustee, the Certificate Administrator, the Tax Administrator and Fiscal Agent.

            (a) On each Distribution Date, the Certificate Administrator shall withdraw from the Distribution Account, out of general collections on the Pooled Mortgage Loans and REO Properties on deposit therein, prior to any distributions to be made therefrom to Certificateholders on such date, and pay to the Trustee all Trustee's Fees, and to itself all Certificate Administrator's Fees, in each case earned in respect of the Pooled Mortgage Loans and any successor REO Mortgage Loans through the end of the then most recently ended calendar month as compensation for all services rendered by the Trustee and the Certificate Administrator, respectively, hereunder. As to each Mortgage Loan and REO Mortgage Loan in the Mortgage Pool, the Trustee's Fee and the Certificate Administrator's Fee shall accrue during each calendar month, commencing with December 2001, at the Trustee's Fee Rate and the Certificate Administrator's Fee Rate, respectively, on a principal amount equal to the Stated Principal Balance of such Mortgage Loan or REO Mortgage Loan, as the case may be, immediately following the Distribution Date in such calendar month (or, in the case of December 2001, on a principal amount equal to the Cut-off Date Principal Balance of the particular Mortgage Loan). With respect to each Mortgage Loan and REO Mortgage Loan in the Mortgage Pool, the Trustee's Fee and the Certificate Administrator's Fee shall be calculated on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. The Trustee's Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Certificate Administrator's Fees shall constitute the sole compensation of the Trustee and the Certificate Administrator, respectively, for such services to be rendered by it. The Certificate Administrator shall be responsible for the fees of the Tax Administrator.

            (b) The Trustee, the Certificate Administrator and the Tax Administrator and any of their respective directors, officers, employees or agents are entitled to be indemnified and held harmless out of the Collection Account, a Mortgage Loan Pair Custodial Account and/or the Distribution Account, as and to the extent provided in Section 3.05, for and against any loss, liability, claim or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement, the Certificates, the Mortgage Loans (unless, in the case of the Trustee, it incurs any such expense or liability in the capacity of successor Master Servicer, General Special Servicer or Birch Run Special Servicer, in which case such expense or liability will be reimbursable thereto in the same manner as it would be for any other Master Servicer, General Special Servicer or Birch Run Special Servicer, as the case may be) or any act or omission of the Trustee, the Certificate Administrator or the Tax Administrator relating to the exercise and performance of any of the rights and duties of the Trustee, the Certificate Administrator or the Tax Administrator hereunder; provided, however, that none of the Trustee, the Certificate Administrator or the Tax Administrator shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) allocable overhead, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, (2) any cost or expense that does not constitute an "unanticipated expense" within the meaning of Treasury regulation section 1.860G-1(b)(3)(ii),
(3) any expense or liability specifically required to be borne thereby pursuant to the terms hereof or (4) any loss, liability, claim or expense incurred by reason of any breach on the part of the Trustee, the Certificate Administrator or the Tax Administrator of any of their respective representations, warranties or covenants contained herein or any

                                     -235-
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willful misfeasance, bad faith or negligence in the performance of, or reckless disregard of, the Trustee's, the Certificate Administrator's or the Tax Administrator's obligations and duties hereunder.

            (c) The Master Servicer, the General Special Servicer and the Birch Run Special Servicer each shall indemnify the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent for and hold each of them harmless against any loss, liability, claim or expense that is a result of the Master Servicer's or such Special Servicer's, as the case may be, negligent acts or omissions in connection with this Agreement, including the negligent use by the Master Servicer or such Special Servicer, as the case may be, of any powers of attorney delivered to it by the Trustee pursuant to the provisions hereof and the Mortgage Loans serviced by the Master Servicer or such Special Servicer, as the case may be; provided, however, that, if the Trustee, the Certificate Administrator or the Tax Administrator has been reimbursed for such loss, liability, claim or expense pursuant to Section 8.05(b), or any Fiscal Agent has been reimbursed for such loss, liability, claim or expense pursuant to
Section 8.13, then the indemnity in favor of such Person provided for in this
Section 8.05(c) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

            (d) Each of the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent shall indemnify the Master Servicer and each Special Servicer for and hold each of them harmless against any loss, liability, claim or expense that is a result of the Trustee's, the Certificate Administrator's, the Tax Administrator's or such Fiscal Agent's, as the case may be, negligent acts or omissions in connection with this Agreement; provided, however, that if the Master Servicer or a Special Servicer has been reimbursed for such loss, liability, claim or expense pursuant to Section 6.03, then the indemnity in favor of such Person provided for in this Section 8.05(d) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

            (e) This Section 8.05 shall survive the termination of this Agreement or the resignation or removal of the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Master Servicer or either Special Servicer as regards rights and obligations prior to such termination, resignation or removal.

            SECTION 8.06. Eligibility Requirements for Trustee, Certificate
                          Administrator and Tax Administrator.

            The Trustee, the Certificate Administrator and the Tax Administrator hereunder each shall at all times be a corporation, bank, trust company or association that: (i) is organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia and, in the case of the Trustee, authorized under such laws to exercise trust powers;
(ii) has a combined capital and surplus of at least $50,000,000; and (iii) is subject to supervision or examination by federal or state authority. If such corporation, bank, trust company or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation, bank, trust company or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition: (i) the Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act; and (ii) neither the Certificate Administrator nor the Tax Administrator may have any affiliations or act in any other capacity with respect to the transactions contemplated hereby that would cause the Underwriter Exemption to be unavailable with respect to any Class of Certificates as to which it would otherwise be available.

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Furthermore, the Trustee, the Certificate Administrator and the Tax
Administrator shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA-" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee, the Certificate Administrator, the Tax Administrator and the Depositor by such Rating Agency)); provided that the Trustee shall not cease to be eligible to serve as such based on a failure to satisfy such rating requirements so long as either: (i) the Trustee maintains a long-term unsecured debt rating of no less than "Baa2" from Moody's and "BBB" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)) and a Fiscal Agent meeting the requirements of Section 8.13 has been appointed by the Trustee and is then currently serving in such capacity; or (ii) the Trustee maintains a long-term unsecured debt rating of no less than "A1" from Moody's and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)) and an Advance Security Arrangement meeting the requirements of
Section 8.14 has been established by the Trustee and is then currently being maintained. In case at any time the Trustee, the Certificate Administrator or the Tax Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee, the Certificate Administrator or the Tax Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation, bank, trust company or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Pooled Mortgage Loan Sellers, the Master Servicer, the Special Servicers and their respective Affiliates; provided, however, that none of (i) the Depositor, (ii) any Person involved in the organization or operation of the Depositor or the Trust, (iii) any Pooled Mortgage Loan Seller or (iv) any Affiliate of any of them, may be the Trustee hereunder.

            SECTION 8.07. Resignation and Removal of Trustee, Certificate
                          Administrator and Tax Administrator.

            (a) The Trustee, the Certificate Administrator and the Tax Administrator each may at any time resign and be discharged from their respective obligations created hereunder by giving written notice thereof to the other such parties, the Depositor, the Master Servicer, the Special Servicers and all the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee, certificate administrator or tax administrator, as the case may be, meeting the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee, Certificate Administrator or Tax Administrator, as the case may be, and to the successor trustee, certificate administrator or tax administrator, as the case may be. A copy of such instrument shall be delivered to other parties hereto and to the Certificateholders by the Depositor. If no successor trustee, certificate administrator or tax administrator, as the case may be, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, Certificate Administrator or Tax Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b) If at any time the Trustee, the Certificate Administrator or the Tax Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee, the Certificate Administrator or the Tax Administrator shall become incapable of acting, or shall be

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adjudged bankrupt or insolvent, or a receiver of the Trustee, the Certificate
Administrator or the Tax Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Certificate Administrator or the Tax Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee's, Certificate Administrator's or Tax Administrator's continuing to act in such capacity would (as confirmed in writing to the Depositor by either Rating Agency) result in an Adverse Rating Event with respect to any Class of Rated Certificates, then the Depositor may remove the Trustee, the Certificate Administrator or the Tax Administrator, as the case may be, and appoint a successor trustee, certificate administrator or tax administrator, as the case may be, by written instrument, in duplicate, which instrument shall be delivered to the Trustee, the Certificate Administrator or the Tax Administrator, as the case may be, so removed and to the successor trustee, certificate administrator or tax administrator, as the case may be. A copy of such instrument shall be delivered to the other parties hereto and to the Certificateholders by the Depositor.

            (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee, Certificate Administrator or Tax Administrator and appoint a successor trustee, certificate administrator or tax administrator, as the case may be, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee, Certificate Administrator or Tax Administrator, as the case may be, so removed, and one complete set to the successor so appointed. All expenses incurred by the Trustee in connection with its transfer of the Mortgages Files to a successor trustee following the removal of the Trustee without cause pursuant to this Section 8.07(c), shall be reimbursed to the removed Trustee within 30 days of demand therefor, such reimbursement to be made by the Certificateholders that terminated the Trustee. A copy of such instrument shall be delivered to the other parties hereto and to the remaining Certificateholders by the successor so appointed.

            (d) Any resignation or removal of the Trustee, the Certificate Administrator or the Tax Administrator and appointment of a successor trustee, certificate administrator or tax administrator, as the case may be, pursuant to any of the provisions of this Section 8.07 shall not become effective until (i) acceptance of appointment by the successor trustee, certificate administrator or tax administrator, as the case may be, as provided in Section 8.08 and (ii) if none of the successor trustee, certificate administrator or tax administrator, as the case may be, has a long-term unsecured debt rating of at least "Aa3" from Moody's and "AA" from S&P, the Trustee and the Depositor have received written confirmation from each Rating Agency that has not so assigned such a rating, to the effect that the appointment of such successor trustee, certificate administrator or tax administrator, as the case may be, shall not result in an Adverse Rating Event with respect to any Class of Rated Certificates.

            SECTION 8.08. Successor Trustee, Certificate Administrator and Tax
                          Administrator.

            (a) Any successor trustee, certificate administrator or tax administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, each Special Servicer and its predecessor trustee, certificate administrator or tax administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee, certificate administrator or tax administrator, as the case may be, shall become effective and such successor trustee, certificate administrator or tax administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee, certificate administrator or tax administrator herein. If the Trustee is being replaced, the predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, each Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

            (b) No successor trustee, certificate administrator or tax administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee, certificate administrator or tax administrator, as the case may be, shall be eligible under the provisions of Section 8.06.

            (c) Upon acceptance of appointment by a successor trustee, certificate administrator or tax administrator as provided in this Section 8.08, such successor trustee, certificate administrator or tax administrator, as the case may be, shall mail notice of the succession of such trustee, certificate administrator or tax administrator hereunder to the Depositor and the Certificateholders.

            SECTION 8.09. Merger or Consolidation of Trustee, Certificate
                          Administrator or Tax Administrator.

            Any entity into which the Trustee, Certificate Administrator or Tax Administrator may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee, Certificate Administrator or Tax Administrator shall be a party, or any entity succeeding to the corporate trust business of the Trustee, Certificate Administrator or Tax Administrator, shall be the successor of the Trustee, Certificate Administrator or Tax Administrator, as the case may be, hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

            (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of

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eligibility as a successor trustee under Section 8.06, and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08.

            (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or when acting as Master Servicer, General Special Servicer, Birch Run Special Servicer, Certificate Administrator or Tax Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            (e) The appointment of a co-trustee or separate trustee under this
Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

            SECTION 8.11. Appointment of Custodians.

            The Certificate Administrator may, at its own expense, appoint any Person with appropriate experience as a document custodian to act as Custodian hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Custodian, the Certificate Administrator agrees to act in such capacity in accordance with the terms hereof. The appointment of a Custodian shall not relieve the Trustee or the Certificate Administrator from either such entity's obligations hereunder, and the Certificate Administrator shall remain responsible for all acts and omissions of the Custodian. The Custodian shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee or the Certificate Administrator, as applicable, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c), 8.05(d) and 8.05(e) shall apply to the Custodian to the same extent that they apply to the Trustee or the Certificate Administrator, as the case may be. Any Custodian appointed in accordance with this Section 8.11 may at any time resign by giving at least 30 days' advance written notice of resignation to the Certificate Administrator, the

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Trustee, the Master Servicer, each Special Servicer and the Depositor. The
Certificate Administrator may at any time terminate the agency of any Custodian appointed in accordance with this Section 8.11 by giving written notice of termination to such Custodian, with a copy to the Trustee, the Master Servicer, each Special Servicer and the Depositor. Each Custodian shall comply with the requirements for Trustees set forth in Section 8.06, shall not be the Depositor, any Pooled Mortgage Loan Seller or any Affiliate of the Depositor or any Pooled Mortgage Loan Seller, and shall have in place a fidelity bond and errors and omissions policy, each in such form and amount as is customarily required of custodians acting on behalf of Freddie Mac or Fannie Mae.

            SECTION 8.12. Access to Certain Information.

            (a) The Trustee, the Custodian and the Certificate Administrator shall each afford to the Depositor, the Underwriters, the Master Servicer, each Special Servicer, the Controlling Class Representative, the Companion Mortgage Loan Noteholders, the Birch Run Operating Advisor and each Rating Agency and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to any documentation regarding the Mortgage Loans or the other assets of the Trust Fund that are in its possession or within its control. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee, the Custodian or the Certificate Administrator, as the case may be, designated by it.

            (b) The Certificate Administrator (or, in the case of the items referenced in clause (ix) below, the Custodian) shall maintain at its offices or the offices of a Custodian and, upon reasonable prior written request and during normal business hours, shall make available, or cause to be made available, for review by the Depositor, the Rating Agencies, the Trustee, the Custodian, the Controlling Class Representative, the Companion Mortgage Loan Noteholders, the Birch Run Operating Advisor and, subject to the succeeding paragraph, any Certificateholder, Certificate Owner or Person identified to the Certificate Administrator (or, in the case of the items referenced in clause (ix) below, the Custodian) as a prospective Transferee of a Certificate or an interest therein, originals and/or copies of the following items (to the extent such items were prepared by or delivered to the Certificate Administrator (or, in the case of the items referenced in clause (ix) below, the Custodian)): (i) the Prospectus, the Memorandum and any other disclosure document relating to the Certificates, in the form most recently provided to the Certificate Administrator by the Depositor or by any Person designated by the Depositor; (ii) this Agreement, each Sub-Servicing Agreement delivered to the Certificate Administrator since the Closing Date and any amendments and exhibits hereto or thereto; (iii) all Statements to Certificateholders and any files and reports comprising the CMSA Investor Reporting Package actually delivered or otherwise made available to Certificateholders pursuant to Section 4.02(a) since the Closing Date; (iv) all Annual Performance Certifications delivered by the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, respectively, to the Certificate Administrator since the Closing Date; (v) all Annual Accountants' Reports caused to be delivered by the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, respectively, to the Certificate Administrator since the Closing Date; (vi) the most recent inspection report prepared by the Master Servicer or a Special Servicer and delivered to the Certificate Administrator in respect of each Mortgaged Property pursuant to
Section 3.12(a); (vii) any and all notices and reports delivered to the Certificate Administrator with respect to any Mortgaged Property as to which the environmental testing contemplated by Section 3.09(c) revealed that neither of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was satisfied; (viii) all files and reports comprising the CMSA Investor


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Reporting Package delivered to the Certificate Administrator since the Closing
Date pursuant to Section 4.02(b); (ix) each of the Mortgage Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Applicable Special Servicer and delivered to the Trustee or any Custodian pursuant to Section 3.20; (x) any and all Officer's Certificates and other evidence delivered to or by the Trustee to support its, the Master Servicer's, either Special Servicer's or any Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance; and (xi) any other information that may be necessary to satisfy the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act. The Certificate Administrator (or, in the case of the items referenced in clause (ix) of the prior sentence, the Custodian) shall provide, or cause to be provided, copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, except in the case of the Rating Agencies, the Certificate Administrator or the Custodian shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

            In connection with providing, or causing to be provided, access to or copies of the items described in the preceding paragraph pursuant to this
Section 8.12(b), the Certificate Administrator or the Custodian, as the case may be, shall require: (a) in the case of Certificateholders and Certificate Owners, a written confirmation executed by the requesting Person substantially in the form of Exhibit K-1 hereto (or such other form as may be reasonably acceptable to the Certificate Administrator or the Custodian, as the case may be) generally to the effect that such Person is a Holder or Certificate Owner of Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificateholder or Certificate Owner may provide such information to its auditors, legal counsel and regulators and to any other Person that holds or is contemplating the purchase of any Certificate or interest therein (provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential)); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit K-2 hereto (or such other form as may be reasonably acceptable to the Certificate Administrator or the Custodian, as the case may be) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner need keep confidential any information received from the Certificate Administrator or the Custodian, as the case may be, pursuant to this Section 8.12(b) that has previously been filed with the Commission, and the Certificate Administrator or the Custodian, as the case may be, shall not require either of the certifications contemplated by the preceding sentence in connection with providing any information pursuant to this Section 8.12(b) that has previously been filed with the Commission.

            (c) None of the Trustee, the Custodian or the Certificate Administrator shall be liable for providing or disseminating information in accordance with the terms of this Agreement.

            SECTION 8.13. Appointment of Fiscal Agent.

            (a) Insofar as the Trustee would not otherwise satisfy the rating requirements of Section 8.06, the Trustee may appoint, at the Trustee's own expense, a Fiscal Agent for purposes of making Advances hereunder that are otherwise required to be made by the Trustee. Any Fiscal Agent shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and

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"AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)). Any Person so appointed by the Trustee pursuant to this Section 8.13(a) shall become the Fiscal Agent on the date as of which the Trustee and the Depositor have received: (i) if the long-term unsecured debt of the designated Person is not rated as least "Aa3" from Moody's and "AA" from S&P, written confirmation from each Rating Agency that the appointment of such designated Person will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; (ii) a written agreement whereby the designated Person is appointed as, and agrees to assume and perform the duties of, Fiscal Agent hereunder, executed by such designated Person and the Trustee (such agreement, the "Fiscal Agent Agreement"); and (iii) an Opinion of Counsel (which shall be paid for by the designated Person or the Trustee) substantially to the effect that (A) the appointment of the designated Person to serve as Fiscal Agent is in compliance with this Section 8.13, (B) the designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (C) the related Fiscal Agent Agreement has been duly authorized, executed and delivered by the designated Person and (D) upon execution and delivery of the related Fiscal Agent Agreement, the designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any Person that acts as Fiscal Agent shall, for so long as it so acts, be deemed a party to this Agreement for all purposes hereof. Pursuant to the related Fiscal Agent Agreement, each Fiscal Agent, if any, shall make representations and warranties with respect to itself that are comparable to those made by the Trustee pursuant to Section 2.07. Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to Sections 8.05(b) and 8.05(c)) as if it were the Trustee.

            (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent (if any) shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if such Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent (if any) makes an Advance pursuant to this Section 8.13 or otherwise pursuant to this Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied.

            (c) Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to Sections 8.05(b) and 8.05(c)) as if it were the Trustee, except that all fees and expenses of any Fiscal Agent (other than interest owed to such Fiscal Agent in respect of unreimbursed Advances) incurred by such Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor such Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust, the Depositor, the Master Servicer or a Special Servicer.

            (d) The obligations of any Fiscal Agent set forth in this Section
8.13 or otherwise pursuant to this Agreement shall exist only for so long as the Trustee that appointed it shall act as Trustee hereunder. Any Fiscal Agent may resign or be removed by the Trustee only if and when the existence of such Fiscal Agent is no longer necessary for such Trustee to satisfy the eligibility


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requirements of Section 8.06; provided that any Fiscal Agent shall be deemed to have resigned at such time as the Trustee that appointed it resigns or is removed as Trustee hereunder (in which case the responsibility for appointing a successor Fiscal Agent in accordance with this Section 8.13(a) shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06).

            (e) The Trustee shall promptly notify the other parties hereto and the Certificateholders in writing of the appointment, resignation or removal of any Fiscal Agent.

            SECTION 8.14. Advance Security Arrangement.

            Insofar as the Trustee would not otherwise satisfy the rating requirements of Section 8.06, the Trustee may, at is own expense with the approval of the Depositor, arrange for the pledging of collateral, the establishment of a reserve fund or the delivery of a letter of credit, surety bond or other comparable instrument or for any other security or financial arrangement (any or all of the foregoing, individually and collectively, an "Advance Security Arrangement") for purposes of supporting its back-up advancing obligations hereunder; provided that any Advance Security Arrangement shall be in such form and amount, and shall be maintained in such manner, as (i) would permit the Trustee to act in such capacity without an Adverse Rating Event in respect of any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by each Rating Agency) and (ii) would not result in an Adverse REMIC Event (as evidenced by an Opinion of Counsel addressed and delivered to the Trustee, the Depositor and the Tax Administrator). The Trustee may terminate any Advance Security Arrangement established by it only if and when (i) the existence of such Advance Security Arrangement is no longer necessary for the Trustee to satisfy the eligibility requirements of Section
8.06 or (ii) when such Trustee resigns or is removed as Trustee hereunder.

            SECTION 8.15. Filings with the Securities and Exchange Commission.

            (a) With respect to the Trust's fiscal year 2001 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository), the Certificate Administrator shall:

                (i) on each Distribution Date during such fiscal year, in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, prepare for filing, execute and properly file with the Commission monthly, with respect to the Trust, a Current Report on Form 8-K with copies of the Statement to Certificateholders and the Unrestricted Servicer Reports disseminated by the Trustee on such Distribution Date attached as exhibits;

                (ii) during such fiscal year, (A) monitor for and promptly notify the Depositor of the occurrence or existence of any of the matters identified in Section 11.09(a) and/or Section 8.15(b) (in each case to the extent that a Responsible Officer of the Certificate Administrator has actual knowledge thereof), (B) cooperate with the Depositor in obtaining all necessary information in order to enable the Depositor to prepare a Current Report on Form 8-K reporting any such matter in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, and (C) execute and

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
      promptly file with the Commission any such Current Report on Form 8-K prepared by or on behalf of the Depositor and delivered to the Trustee; and

                (iii) within 90 days following the end of such fiscal year, prepare, execute and properly file with the Commission, with respect to the Trust, an Annual Report on Form 10-K which complies in all material respects with the requirements of the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission;

provided that (x) the Certificate Administrator shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable for (or readily convertible to a format suitable for) electronic filing via the EDGAR system (including "ASCII," "Microsoft Word," "Microsoft Excel," or another format reasonably acceptable to the Certificate Administrator) and shall not have any responsibility to convert any such items (other than those generated by it) to such format and (y) the Depositor shall be responsible for preparing, executing and filing (via the EDGAR system within 15 days following the Closing Date) a Current Report on Form 8-K reporting the establishment of the Trust and whereby this Agreement is filed as an exhibit. Each of the other parties to this Agreement shall deliver to the Certificate Administrator in the format required for (or readily convertible to a format suitable for) electronic filing via the EDGAR system (including "ASCII," "Microsoft Word," "Microsoft Excel," or another format reasonably acceptable to the Certificate Administrator) any and all items (including, in the case of the Master Servicer and the Special Servicers, Unrestricted Servicer Reports) contemplated to be filed with the Commission pursuant to this Section 8.15(a).

            (b) At all times during the Trust's fiscal year 2001 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository, at all times during such other fiscal year, the Certificate Administrator shall monitor for and promptly notify the Depositor of the occurrence or existence of any of the following matters of which a Responsible Officer of the Certificate Administrator has actual knowledge:

                (i) any failure of the Certificate Administrator to make any monthly distributions to the Holders of any Class of Certificates, which failure is not otherwise reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

                (ii) any acquisition or disposition by the Trust of a Pooled Mortgage Loan or an REO Property, which acquisition or disposition has not otherwise been reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

                (iii) any other acquisition or disposition by the Trust of a significant amount of assets (other than Permitted Investments, Pooled Mortgage Loans and REO Properties), other than in the normal course of business;

                (iv) any change in the fiscal year of the Trust;

                (v) any material legal proceedings, other than ordinary routine litigation incidental to the business of the Trust, to which the Trust (or any party to this Agreement on

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
      behalf of the Trust) is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings;

                (vi) any event of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or pertaining to the Trust or any party to this Agreement, or any actions by or on behalf of the Trust or any party to this Agreement indicating its bankruptcy, insolvency or inability to pay its obligations; and

                (vii) any change in the rating or ratings assigned to any Class of Certificates not otherwise reflected in the Certificateholder Reports filed with the Commission;

provided that (x) the actual knowledge of a Responsible Officer of any of the Trustee, the Custodian or the Certificate Administrator of any material legal proceedings of which property included in the Trust Fund is subject or of any material legal proceedings threatened by a governmental authority is limited to circumstances where it would be reasonable for the Certificate Administrator to identify such property as an asset of, or as securing an asset of, the Trust or such threatened proceedings as concerning the Trust and (y) no Responsible Officer of the Trustee, the Custodian or the Certificate Administrator shall be deemed to have actual knowledge of the matters described in clauses (vi) and
(vii) of this Section 8.15(b) unless such Responsible Officer was notified in writing.

            (c) If as of the beginning of any fiscal year for the Trust (other than fiscal year 2001), the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by less than 300 Holders and/or Depository Participants having accounts with the Depository, the Certificate Administrator shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Trust.


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                                   ARTICLE IX

                                   TERMINATION


            SECTION 9.01. Termination Upon Repurchase or Liquidation of All
                          Pooled Mortgage Loans.

            Subject to Section 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the parties hereto (other than the obligations of the Certificate Administrator to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Certificate Administrator and required hereunder to be so paid on the Distribution Date following the earlier to occur of: (i) the purchase by the Master Servicer, the General Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders of all Pooled Mortgage Loans and each REO Property remaining in the Trust Fund at a price (the "Termination Price") equal to (A) the aggregate Purchase Price of all the Pooled Mortgage Loans remaining in the Trust Fund (exclusive of any such Pooled Mortgage Loan that is an REO Mortgage Loan), plus (B) the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by a Qualified Appraiser selected by the General Special Servicer and approved by the Trustee and the Master Servicer, minus (C) if the purchaser is the Master Servicer or the General Special Servicer, the aggregate amount of unreimbursed Advances made by such Person, together with any unpaid Advance Interest in respect of such unreimbursed Advances and any unpaid servicing compensation payable to such Person (which items shall be deemed to have been paid or reimbursed to the Master Servicer or the General Special Servicer, as the case may be, in connection with such purchase); provided however, that any such purchase shall be subject to the rights of any affected Designated Sub-Servicer to continue to primary service (or to perform select servicing duties with respect to) the Mortgage Loans covered by the applicable Designated Sub-Servicer Agreement, (ii) the exchange by the Sole Economic Certificateholder(s) of all of the Certificates held thereby for all the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the final payment or other liquidation (or any advance with respect thereto) of the last Pooled Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The Master Servicer, the General Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, in that order of preference, may at its option elect to purchase all the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto (and, in the case of an election by the Master Servicer or General Special Servicer, to the Holders of the Controlling Class) no later than 60 days prior to the anticipated date of purchase; provided, however, that the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance; and provided, further, that within 30 days after written notice of such election is so given, no Person with a higher right of priority to make such an election does so; and provided, further, that if more than one Controlling Class Certificateholder or group of Controlling Class Certificateholders desire to purchase all of the Pooled Mortgage Loans and any REO Properties, preference shall be given to the Controlling Class Certificateholder or group of Controlling Class Certificateholders with the largest Percentage Interest in the Controlling Class. If the

Trust is to be terminated in connection with the purchase of all the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund by the Master Servicer, the General Special Servicer or any Controlling Class Certificateholder(s), such Person(s) shall deliver to the Master Servicer for deposit (or, if the Master Servicer is the purchaser, it shall deposit) in the Collection Account (after the fifth Business Day preceding, and prior to the Master Servicer Remittance Date relating to, the anticipated Final Distribution
Date) an amount in immediately available funds equal to the Termination Price and shall reimburse all of the parties hereto (other than itself, if applicable) for all reasonable out-of-pocket costs and expenses incurred by such parties in connection with such purchase. On the Master Servicer Remittance Date for the Final Distribution Date, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of
Section 3.04(b), together with any other amounts on deposit in the Collection Account that would otherwise be held for future distribution. Upon confirmation that the deposit of the Termination Price has been made to the Collection Account and the reimbursement contemplated by the second preceding sentence has been made to the parties hereto, the Custodian on behalf of the Trustee shall release or cause to be released to the purchasing party (or its designee) the Mortgage Files for the remaining Pooled Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments furnished to it by the purchasing party as shall be necessary to effectuate transfer of the Pooled Mortgage Loans and REO Properties to the purchasing party (or its designee).

            The Sole Economic Certificateholder(s) shall have the right to exchange all of the Certificates held thereby for all of the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (ii) of the second preceding paragraph by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange; provided that if the assets remaining in the Trust Fund included an REO Property relating to either the Birch Run Mortgage Loan Pair or the MJ Ocala Hilton Mortgage Loan Pair, the Sole Economic Certificateholder(s) shall obtain the consent of the related Companion Mortgage Loan Noteholder. In the event that the Sole Economic Certificateholder(s) shall elect to exchange all of the Certificates held thereby for all of the Pooled Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Sole Economic Certificateholder(s), not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, shall deposit in the Collection Account and each Mortgage Loan Pair Custodial Account an amount in immediately available funds equal to all amounts then due and owing to the Master Servicer, each Special Servicer, any Fiscal Agent, the Certificate Administrator and/or the Tax Administrator hereunder that may be withdrawn from the Collection Account or such Mortgage Loan Pair Custodial Account pursuant to Section 3.05(a) or that may be withdrawn from the Distribution Account pursuant to Section 3.05(b). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made and following the surrender of all the Certificates held by the Sole Economic Certificateholder(s) on the Final Distribution Date, the Custodian on behalf of the Trustee shall release or cause to be released to the Sole Economic Certificateholder(s) the Mortgage Files for the remaining Pooled Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments furnished to it by the Sole Economic Certificateholder(s) as shall be necessary to effectuate transfer of the Pooled Mortgage Loans and REO Properties remaining in the Trust Fund. Such transfer shall be subject to any rights of the Designated Sub-Servicers to primary service (or to perform select servicing functions with respect to) the Pooled Mortgage Loans.

            Notice of any termination shall be given promptly by the Certificate Administrator by letter to Certificateholders mailed (x) if such notice is given in connection with the purchase or other acquisition of all the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund by the Master Servicer, the General Special Servicer, any Controlling Class Certificateholder(s) or the Sole Economic Certificateholder(s), not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates and (y) otherwise during the month of such final distribution on or before the Master Servicer Remittance Date in such month, in any event specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment in respect of each Class of Certificates and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Administrator therein designated. The Certificate Administrator shall give such notice to the parties hereto at the time such notice is given to Certificateholders.

            Upon presentation and surrender of the Certificates by the Certificateholders on the Final Distribution Date, the Certificate Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts on deposit in the Distribution Account that is allocable to payments on the relevant Class in accordance with Section 4.01.

            Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Certificate Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Certificate Administrator, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then, subject to applicable escheat laws, the Certificate Administrator shall distribute to the Class R Certificateholders all unclaimed funds and other assets which remain subject hereto.

            SECTION 9.02. Additional Termination Requirements.

            (a) If the Master Servicer, the General Special Servicer or a Controlling Class Certificateholder purchases, or the Sole Economic Certificateholder(s) shall exchange all of the Certificates held thereby for, all the Pooled Mortgage Loans and each REO Property remaining in the Trust Fund as provided in Section 9.01, the Trust and each REMIC Pool shall be terminated in accordance with the following additional requirements, unless the purchasing party obtains at its own expense and delivers to the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the

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Trustee and the Tax Administrator, to the effect that the failure of the Trust to comply with the requirements of this Section 9.02 will not result in an Adverse REMIC Event with respect to any REMIC Pool:

                (i) the Tax Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each REMIC Pool, pursuant to Treasury regulation section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder (as evidenced by an Opinion of Counsel to such effect delivered on behalf and at the expense of the purchasing party);

                (ii) during such 90-day liquidation period and at or prior to the time of making the final payment on the Certificates, the Trustee shall sell/transfer all the Pooled Mortgage Loans and each REO Property to the Master Servicer, the General Special Servicer, the applicable Controlling Class Certificateholder(s) or the Sole Economic Certificateholder(s), as the case may be, in exchange for cash and/or Certificates in accordance with Section 9.01; and

                (iii) immediately following the making of the final payment on the Certificates, the Certificate Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and each REMIC Pool shall terminate at that time.

            (b) By their acceptance of Certificates, the Holders hereby authorize the Tax Administrator to prepare and adopt, on behalf of the Trust, a plan of complete liquidation of each REMIC Pool in accordance with the terms and conditions of this Agreement, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE X

                            ADDITIONAL TAX PROVISIONS


            SECTION 10.01. Tax Administration.

            (a) The Tax Administrator shall elect to treat each REMIC Pool as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

            (b) The Plurality Class R Certificateholder is hereby designated as the Tax Matters Person of each REMIC Pool and, in such capacity, shall be responsible to act on behalf of such REMIC Pool in relation to any tax matter or controversy, to represent such REMIC Pool in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, to request an administrative adjustment as to any taxable year of such REMIC Pool, to enter into settlement agreements with any governmental taxing agency with respect to such REMIC Pool, to extend any statute of limitations relating to any tax item of such REMIC Pool and otherwise to act on behalf of such REMIC Pool in relation to any tax matter or controversy involving such REMIC Pool; provided that the Tax Administrator is hereby irrevocably appointed and agrees to act (in consultation with the Tax Matters Person for each REMIC Pool) as agent and attorney-in-fact for the Tax Matters Person for each REMIC Pool in the performance of its duties as such. The legal expenses and costs of any action described in this Section 10.01(b) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust payable out of amounts on deposit in the Distribution Account as provided by
Section 3.05(b) unless such legal expenses and costs are incurred by reason of a Tax Matters Person's or the Tax Administrator's misfeasance, bad faith or negligence in the performance of, or such Person's reckless disregard of, its obligations or are expressly provided by this Agreement to be borne by any party hereto.

            (c) The Tax Administrator shall prepare or cause to be prepared and file, and the Trustee shall sign, all of the Tax Returns in respect of each REMIC Pool and all of the applicable income tax and other information returns for each Grantor Trust Pool. The expenses of preparing and filing such returns shall be borne by the Tax Administrator without any right of reimbursement therefor.

            (d) The Tax Administrator shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of such REMIC Pool under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any state or local taxing authority. Included among such duties, the Tax Administrator shall provide: (i) to any Transferor of a Class R Certificate, such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee; (ii) to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) to the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each REMIC Pool.

            (e) The Tax Administrator shall take such action and shall cause each REMIC Pool to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the

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
REMIC Provisions (and the other parties hereto shall assist it, to the extent reasonably requested by the Tax Administrator), to the extent that the Tax Administrator has actual knowledge that any particular action is required; provided that the Tax Administrator shall be deemed to have knowledge of relevant tax laws. Except as contemplated by Section 3.17(a), the Tax Administrator shall not knowingly take or fail to take any action, or cause any REMIC Pool to take or fail to take any action, that under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event in respect of any REMIC Pool, unless the Tax Administrator has received an Opinion of Counsel (at the expense of the person requesting such action or non-action) to the effect that the contemplated action or non-action, as the case may be, will not result in an Adverse REMIC Event. Except as contemplated by Section 3.17(a), none of the other parties hereto shall take or fail to take any action (whether or not authorized hereunder) as to which the Tax Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC Pool or the assets thereof, or causing any REMIC Pool to take any action, which is not contemplated by the terms of this Agreement, each of the other parties hereto will consult with the Tax Administrator, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur, and no such other party shall take any such action or cause any REMIC Pool to take any such action as to which the Tax Administrator has advised it in writing that an Adverse REMIC Event could occur. The Tax Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement.

            (f) If any tax is imposed on any REMIC Pool, including "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by a Special Servicer on behalf of the Trust pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under, Article IV, Article VIII or this
Article X (which breach constitutes negligence, bad faith or willful misconduct); (ii) the Certificate Administrator, if such tax arises out of or results from a breach by the Certificate Administrator of any of its obligations under Article IV, Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (iii) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under Article IV, Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (iv) any Fiscal Agent, if such tax arises out of or results from a breach by such Fiscal Agent of any of its obligations under Article IV or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (v) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (vi) the General Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under Article III or this
Article X (which breach constitutes negligence, bad faith or willful misconduct); (vii) the Birch Run Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under
Article III or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (viii) the Custodian, if such tax arises out of or results from a breach by the Custodian of any of its obligations under Article IV,
Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); or (ix) the Trust, out of the Trust Fund (exclusive of

Grantor Trust Pools), in all other instances. If any tax is imposed on either Grantor Trust Pool, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under Article IV, Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (ii) the General Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under Article III or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (iii) the Birch Run Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under Article III or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (iv) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (v) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (vi) the Certificate Administrator, if such tax arises out of or results from a breach by the Certificate Administrator of any of its obligations under Article IV,
Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); (vii) the Custodian, if such tax arises out of or results from a breach by the Custodian of any of its obligations under Article IV, Article VIII or this Article X (which breach constitutes negligence, bad faith or willful misconduct); or (viii) the Trust, out of the portion of the Trust Fund constituting such Grantor Trust Pool, in all other instances. Any tax permitted to be incurred by a Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee at the direction of the Tax Administrator out of amounts on deposit in the Distribution Account.

            (g) The Tax Administrator and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool and each Grantor Trust Pool on a calendar year and an accrual basis.

            (h) Following the Startup Day for each REMIC Pool, the Trustee shall not (except as contemplated by Section 3.06) accept any contributions of assets to any REMIC Pool unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC Pool will not result in an Adverse REMIC Event in respect of such REMIC Pool.

            (i) None of the Tax Administrator, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer, the Trustee, the Custodian or any Fiscal Agent shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any Pooled Mortgage Loan (except in connection with (A) a breach of any representation or warranty regarding any Pooled Mortgage Loan set forth in or made pursuant to the related Pooled Mortgage Loan Purchase Agreement, (B) the foreclosure, default or reasonably foreseeable material default of a Pooled Mortgage Loan, including the sale or other disposition of a Mortgaged Property acquired by foreclosure, deed in lieu of foreclosure or otherwise, (C) the bankruptcy of any REMIC Pool, or
(D) the termination of the Trust pursuant to Article IX of this Agreement); (ii) the sale or disposition of any investments in the Collection Account, a Mortgage Loan Pair Custodial Account or the REO Account for gain; or (iii) the acquisition of any assets for the Trust (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Pooled Mortgage Loan, other than

Permitted Investments acquired in connection with the investment of funds in the Collection Account, a Mortgage Loan Pair Custodial Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not result in an Adverse REMIC Event in respect of any REMIC Pool.

            (j) Except as otherwise permitted by Section 3.17(a), none of the Tax Administrator, the Certificate Administrator, the Master Servicer, the General Special Servicer, the Birch Run Special Servicer, the Custodian or the Trustee shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit any REMIC Pool to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, each of the respective parties hereto (to the extent it is within its control) shall ensure that substantially all of the assets of each REMIC Pool will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Within 30 days after the related Startup Day, the Tax Administrator shall prepare and file with the IRS, with respect to each REMIC Pool, Form 8811 "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations".

            (l) On or before April 15 of each calendar year, commencing April 15, 2003, unless the Tax Administrator and the Trustee are the same Person, the Tax Administrator shall deliver to the Trustee an Officer's Certificate from a Responsible Officer of the Tax Administrator confirming the Tax Administrator's compliance with its obligations under this Agreement during the prior calendar year.

            (m) The parties intend that the portion of the Trust Fund consisting of Post-ARD Additional Interest on the ARD Mortgage Loans and the Class Y Sub-Account shall constitute, and that the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. In addition, the parties intend that the portion of the Trust Fund consisting of the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest shall constitute, and the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. The Tax Administrator shall perform on behalf of each Grantor Trust Pool all reporting and other tax compliance duties that are the responsibility of such Grantor Trust Pool under the Code or any compliance guidance issued by the IRS or any state or local taxing authorities. The expenses of preparing and filing such returns shall be borne by the Tax Administrator.

            SECTION 10.02. Depositor, Master Servicer, Special Servicers,
                           Trustee, the Custodian and Fiscal Agent to Cooperate with Tax Administrator.

            (a) The Depositor shall provide or cause to be provided to the Tax Administrator, within 10 days after the Closing Date, all information or data that the Tax Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including the price, yield, prepayment assumption and projected cash flow of the Certificates.

            (b) Each of the Master Servicer, the General Special Servicer, the Birch Run Special Servicer, the Custodian, the Trustee and any Fiscal Agent shall furnish such reports, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the Tax Administrator in order to enable it to perform its duties hereunder.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS


         SECTION 11.01. Amendment.

         (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the already existing provisions hereof, (iv) as evidenced by an Opinion of Counsel delivered to the Trustee and the Tax Administrator, either (A) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any REMIC Pool or either Grantor Trust Pool at least from the effective date of such amendment, or (B) to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC Pool or either Grantor Trust Pool, (v) as provided in Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of Section 5.02(d)(i), (ii) or (iii), or (vi) to otherwise modify or delete existing provisions of this Agreement; provided that such amendment (other than any amendment for any of the specific purposes described in clauses (iv) and (v) above) shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel (addressed to each of the parties to this Agreement) delivered to the Trustee and Certificate Administrator to such effect; and provided, further, that such amendment shall not significantly change the activities of the Trust.

         (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans and/or REO Properties which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i) above, without the consent of the Holders of all Certificates of such Class, (iii) significantly change the activities of the Trust without the consent of Holders of Certificates entitled to not less than 51% of all the Voting Rights (without taking into account Certificates held by the Depositor or its Affiliates and/or agents), or (iv) modify the provisions of this Section 11.01 or the definition of "Servicing Standard", without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01(b), Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall (except as expressly contemplated by clause (iii) of the prior sentence) be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

         (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Tax Administrator shall consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that neither such amendment nor the exercise of any power granted to any party hereto in accordance with such amendment will result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool. In addition, prior to the execution of any amendment to this Agreement, the Trustee and Certificate Administrator shall be entitled to receive and rely upon an Opinion of Counsel (addressed to each of the parties to this Agreement) stating that the execution of such amendment is authorized or permitted by this Agreement.

            (d) Promptly after the execution and delivery of any amendment by all parties thereto, the Trustee shall send a copy thereof to each Certificateholder and to each Rating Agency.

            (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (f) The Trustee and Certificate Administrator may but shall not be obligated to enter into any amendment pursuant to this Section 11.01 that affects its rights, duties and immunities under this Agreement or otherwise.

            (g) The cost of any Opinion of Counsel to be delivered pursuant to
Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Distribution Account.

            SECTION 11.02. Recordation of Agreement; Counterparts.

            (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Trust (payable out of the Collection Account), but only upon written direction of the Depositor accompanied by an Opinion of Counsel (the cost of which may be paid out of the Collection Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 11.03. Limitation on Rights of Certificateholders.

            (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Pooled Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates (except as expressly permitted by this Agreement), or to obtain or seek to obtain priority over or preference to any other such Holder (which priority or preference is not otherwise provided for herein), or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 11.04. Governing Law.

            This Agreement and the Certificates shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The parties hereto intend that the provisions of Section 5-1401 of the New York General Obligations Law shall apply to this Agreement.

            SECTION 11.05. Notices.

            Any communications provided for or permitted hereunder shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to or, in the case of telecopy notice, when received: (i) in the case of the Depositor, Salomon Brothers Mortgage Securities VII, Inc., 388 Greenwich Street, New York, New York 10013, Attention: Angela Vleck, telecopy number: (212) 816-8306; (ii) in the case of the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, Midland Loan Services, Inc., 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Attention: President, telecopy number: (816)
435-

2327; (iii) in the case of the Trustee, Wells Fargo Bank Minnesota, N.A., 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Administration (CMBS), Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, telecopy number: (410) 884-2360; (iv) in the case of the Rating Agencies, (A) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Commercial MBS Monitoring Department, telecopy number:
(212) 553-0300; and (B) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: CMBS Surveillance Manager, telecopy number: (212) 438-2662; (v) in the case of any Pooled Mortgage Loan Seller, the address for notices to it under the related Pooled Mortgage Loan Purchase Agreement; (vi) in the case of the initial Controlling Class Representative, Allied Capital Corporation, 1919 Pennsylvania Avenue, 3rd Floor, Washington, DC 20006, Attention: John Scheurer, telecopy number: (202) 659-1224; (vii) in the case of the Certificate Administrator, the Tax Administrator and the Certificate Registrar, JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001, Attention:
Institutional Trust Services, Salomon Brothers Commercial Mortgage Trust 2001-C2, telecopy number: 212-946-8302; (viii) in the case of the MJ Ocala Hilton Companion Mortgage Loan Noteholder, 1919 Pennsylvania Avenue, N.W., Third Floor, Washington, DC 20006, Attention: John Scheurer, telecopy number: (202) 659-1224; and (ix) in the case of the Birch Run Companion Mortgage Loan Noteholder, Fortress Investment Group, 1301 Avenue of Americas, 42nd Floor, New York, New York 10019, Attention: Randy Nardone, telecopy number: 212-798-6120; or as to each such Person such other address and/or telecopy number as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

            SECTION 11.06. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenant(s), agreement(s), provision(s) or term(s) shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 11.07. Successors and Assigns; Beneficiaries.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, as third party beneficiaries (with all right to enforce the obligations hereunder intended for their benefit as if a party hereto), the Underwriters and the non-parties referred to in Sections 6.03, 8.05 and 3.22(g), and all such provisions shall inure to the benefit of the Certificateholders. No other person, including any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

            SECTION 11.08. Article and Section Headings.

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            SECTION 11.09. Notices to and from the Rating Agencies and the
                           Depositor.

            (a) The Trustee (or, with respect to items (v) and (vii) below, the Certificate Administrator) shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                (i) any material change or amendment to this Agreement;

                (ii) the occurrence of any Event of Default that has not been cured;

                (iii) the resignation, termination, merger or consolidation of the Master Servicer, a Special Servicer or the Tax Administrator and the appointment of a successor;

                (iv) the appointment, resignation or removal of a Fiscal Agent;

                (v) any change in the location of the Distribution Account, the Interest Reserve Account or the Gain on Sale Reserve Fund;

                (vi) any repurchase of a Pooled Mortgage Loan by a Pooled Mortgage Loan Seller as contemplated by Section 2.03; and

                (vii) the final payment to any Class of Certificateholders.

            (b) The Master Servicer shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which it has actual knowledge:

                (i) the resignation or removal of the Trustee and the appointment of a successor; and

                (ii) any change in the location of the Collection Account or a Mortgage Loan Pair Custodial Account.

            (c) Each of the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, as the case may be, shall furnish each Rating Agency such information with respect to the Mortgage Loans as such Rating Agency shall reasonably request and which the Master Servicer or the Applicable Special Servicer, as the case may be, can reasonably provide to the extent consistent with applicable law and the related Mortgage Loan Documents. In any event, the Master Servicer, the General Special Servicer and the Birch Run Special Servicer shall notify each Rating Agency with respect to each of the following of which it has actual knowledge:

                (i) any change in the lien priority of the Mortgage securing any Pooled Mortgage Loan;

                (ii) any change in the identity of the anchor tenant (i.e., a tenant representing more than 20% of the total net rentable square feet of space) at any Mortgaged Property used for retail purposes or any change in the term of the lease for an anchor tenant at any such Mortgaged Property; and

                (iii) any assumption of, or release or substitution of collateral for, a Pooled Mortgage Loan that represents greater than 2% of the then aggregate Stated Principal Balance of the Mortgage Pool; and

                (iv) any defeasance of a Pooled Mortgage Loan or any material damage to a Mortgaged Property.

            (d) Each of the Master Servicer, the General Special Servicer and the Birch Run Special Servicer, as the case may be, shall promptly furnish to each Rating Agency copies of the following items (in each case, at or about the same time that it delivers or causes the delivery of such item to the Trustee):

                (i) each of its Annual Performance Certifications;

                (ii) each of its Annual Accountants' Reports; and

                (iii) upon request, to the extent not already delivered, through hard copy format or electronic format, each report prepared pursuant to
      Section 3.09(e).

            (e) The Certificate Administrator shall promptly deliver to each Rating Agency (in hard copy format or through use of the Certificate Administrator's Internet Website for Moody's) a copy of each Statement to Certificateholders, Unrestricted Servicer Report and Restricted Servicer Report forwarded to the Holders of the Certificates (in each case, at or about the same time that it delivers such Certificateholder Report to such Holders). Any Restricted Servicer Reports delivered electronically as aforesaid shall be accessible on the Certificate Administrator `s Internet Website only with the use of a password, which shall be provided by the Certificate Administrator to each Rating Agency.

            (f) The parties intend that each Rating Agency provide to the Trustee and Certificate Administrator, upon request, a listing of the then-current rating (if any) assigned by such Rating Agency to each Class of Certificates then outstanding.

            SECTION 11.10. Notices to Controlling Class Representative.

            Upon request, including a one-time request, the Trustee, Certificate Administrator, the Master Servicer, the General Special Servicer or the Birch Run Special Servicer, as the case may be, shall deliver to the Controlling Class Representative a copy of each notice or other item of information such Person is required to deliver to the Rating Agencies pursuant to Section 11.09, in each case simultaneously with the delivery thereof to the Rating Agencies. The Controlling Class Representative must compensate such Person for any costs involved in such delivery to the Controlling Class Representative.

            SECTION 11.11. Complete Agreement.

            This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                              SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                                as Depositor


                              By:
                                   -------------------------------------------
                              Name:
                              Title:


                              MIDLAND LOAN SERVICES, INC.
                                as Master Servicer, as General Special Servicer and as Birch Run Special Servicer


                              By:
                                   -------------------------------------------
                              Name:
                              Title:


                              WELLS FARGO BANK MINNESOTA, N.A.
                                Solely in its capacity as Trustee


                              By:
                                   -------------------------------------------
                              Name:
                              Title:


                               JPMORGAN CHASE BANK
                                 as Certificate Administrator and as Tax
                                 Administrator


                              By:
                                   -------------------------------------------
                              Name:
                              Title:


                              FORTRESS CBO INVESTMENTS I, LTD.
                                as Birch Run Companion Mortgage Loan Noteholder

                              By:
                                   -------------------------------------------
                              Name:
                              Title:

                           ALLIED CAPITAL CORPORATION
                              as MJ Ocala Hilton Company Mortgage Loan
                              Noteholder

                              By:
                                   -------------------------------------------
                              Name:
                              Title:

STATE OF NEW YORK             )
                              )  ss.:
COUNTY OF NEW YORK            )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared _____________________________, personally known to me to be a _______________________________ of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              _____________________________________________
                                               Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared _____________________________, known to me to be a _______________________ of MIDLAND LOAN SERVICES, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                                               Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared ____________________________, known to me to be a ________________________ of WELLS FARGO BANK MINNESOTA, N.A., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                            ______________________________________________
                                               Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared _____________________________, known to me to be a _______________________ of JPMORGAN CHASE BANK, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                                               Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared _____________________________, known to me to be a _______________________ of FORTRESS CBO INVESTMENTS I, LTD., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                                               Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


            On the ______ day of December 2001, before me, a notary public in and for said State, personally appeared _________________________________, known to me to be a ______________________________ of ALLIED CAPITAL CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ______________________________________________
                                               Notary Public


[Notarial Seal]

                                   EXHIBIT A-1

                     FORM OF CLASS X-1 AND X-2 CERTIFICATES

         CLASS [X-1] [X-2] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                                   Class Notional Amount of the Class [X-1] [X-2]
                                                               Certificates as of the Closing Date:
                                                               $_________________

Closing Date:  December 27, 2001                               Initial Certificate Notional Amount of this
                                                               Certificate as of the Closing Date:
                                                               $_________________

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the Mortgage
                                                               Loans as of the Closing Date ("Initial Pool
                                                               Balance"): $_________________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. [X-1] [X-2]-___                                CUSIP No.:  __________________
                                                               Common Code:  __________________
                                                               ISIN No.:  __________________

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE ADMINISTRATOR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THIS CERTIFICATE DOES NOT HAVE


                                     A-1-2

A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

[LEGEND FOR REGULATION S GLOBAL CERTIFICATE] [PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING OF THE CERTIFICATES AND
(B) DECEMBER __, 2001, THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. NO BENEFICIAL OWNERS OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         This certifies that [CEDE & CO.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional amount of this Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional amount of all the Class [X-1] [X-2] Certificates (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [X-1] [X-2] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as the general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer for the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [X-1] [X-2] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person


                                     A-1-3
entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         If this Certificate constitutes a Rule 144A Global Certificate and a transfer of any interest in this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement, or (ii) an Opinion of Counsel to the effect that such prospective Transferee is a Qualified Institutional Buyer and such transfer may be made


                                     A-1-4
without registration under the Securities Act. Except as discussed below, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein shall not be transferred to any Person who takes delivery in the form of an interest in that Global Certificate.

         Notwithstanding the preceding paragraph, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein may be transferred (without delivery of any certificate or Opinion of Counsel described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate of the same Class as this Rule 144A Global Certificate upon delivery to the Certificate Registrar of
(x) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as Exhibit F-1D to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2D to the Agreement and (y) such written orders and instructions as are required under the applicable procedures of DTC, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Rule 144A Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in such Class to be transferred. Upon delivery to the Certificate Registrar of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of DTC, shall reduce the denomination of this Rule 144A Global Certificate, and increase the denomination of the related Regulation S Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

         Except as discussed below, if this Certificate constitutes a Regulation S Global Certificate, then beneficial interests in this Certificate shall not be transferred to any Person other than a non-United States Securities Person who takes delivery other than in the form of a beneficial interest in this Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such Certificate Owner's prospective Transferee a certification substantially in the form attached as Exhibit F-2D to the Agreement. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream. After the Release Date, beneficial interests in any Regulation S Global Certificate may be held through Euroclear, Clearstream or any other direct account holder at DTC.

         Notwithstanding the preceding paragraph, if this Certificate constitutes a Regulation S Global Certificate, then following the Release Date, interests in this Certificate may be transferred (without delivery of any certificate described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as this Regulation S Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as Exhibit F-1C to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of this Regulation S Global Certificate, and increase the


                                     A-1-5
denomination of the related Rule 144A Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

         Notwithstanding the foregoing, any interest in a Global Certificate may be transferred by any Certificate Owner holding such interest to any Person who takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the Trustee of
(i) such certifications and/or opinions as are contemplated above with respect to transfers of this Certificate in definitive form and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Certificate Administrator to debit the account of a Depository Participant by a denomination of interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated above with respect to transfers of this Certificate in definitive form, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

         The Global Certificates shall be deposited with the Certificate Administrator as custodian for DTC and registered in the name of Cede & Co. as nominee of DTC.

         None of the Depositor, the Trustee, Certificate Administrator or the Certificate Registrar is obligated to register or qualify the Class [X-1] [X-2] Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate (and, if applicable, any Certificate Owner shall refuse to transfer an interest in this Certificate), unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes on such prohibited transactions imposed under Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is being acquired by, on behalf of or with assets of a Plan in reliance upon Prohibited Transaction Exemption 91-23, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee,


                                     A-1-6
the Certificate Administrator, the Tax Administrator, the Depositor, any Exemption-Favored Party, any Mortgage Loan Seller, the Master Servicer, a Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar (or, if applicable, the Certificate Owner effecting the transfer) that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

         If a Person is acquiring this Certificate or any interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, for so long as this Certificate is a Book-Entry Certificate, the related Certificate Owner) a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar (or, for so long as this Certificate is a Book-Entry Certificate, the related Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described above in this Certificate.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to


                                     A-1-7
the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-1-8

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                       JPMORGAN CHASE BANK
                                       not in its individual capacity but solely as Certificate Registrar


                                       By:  ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [X-1] [X-2] Certificates referred to in the within-mentioned Agreement.

Dated:


                                       JPMORGAN CHASE BANK
                                       not in its individual capacity but solely as Certificate Registrar


                                       By:  ____________________________________
                                            Authorized Officer


                                     A-1-9

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:

                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to _______________________________________________________________________________)
and all applicable statements and notices should be mailed to . This information is provided by ____________________________________, the Assignee named above, or ________________________________, as its agent.



                                     A-1-10

                                   EXHIBIT A-2

             FORM OF CLASS A-1, A-2, A-3, B, C, D AND E CERTIFICATES

    CLASS [A-1] [A-2] [A-3] [B] [C] [D] [E] COMMERCIAL MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:                                             Class Principal Balance of the Class [A-1]
[___% per annum] [Variable]                                    [A-2] [A-3] [B] [C] [D] [E] Certificates as of the
                                                               Closing Date: $_________________

Closing Date:  December 27, 2001                               Initial Certificate Principal Balance of
                                                               this Certificate as of the Closing Date:
                                                               $________________

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial
                                                               Pool Balance"): $________________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No.  [A-1] [A-2] [A-3] [B]                         CUSIP No.:  ________________
[C] [D] [E]-___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE ADMINISTRATOR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

[SOLELY IN THE CASE OF THE CLASS B, C, D AND E CERTIFICATES] [THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that [CEDE & CO.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [A-1] [A-2] [A-3] [B] [C] [D] [E] Certificates (their "Class Principal Balance") as of the Closing


                                     A-2-2

Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [A-1] [A-2] [A-3] [B] [C] [D] [E] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer of the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [A-1] [A-2] [A-3] [B] [C] [D] [E] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.


                                     A-2-3

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to


                                     A-2-4
the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A-1] [A-2] [A-3] [B] [C] [D] [E] Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-2-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                        I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to __________________) and all applicable statements and notices should be mailed to __________________. This information is provided by _________________, the Assignee named above, or ________________________________, as its agent.


                                     A-2-7

                                   EXHIBIT A-3

                 FORM OF CLASS F, G, H, J, K AND L CERTIFICATES

         CLASS [F] [G] [H] [J] [K] [L] COMMERCIAL MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:                                             Class Principal Balance of the Class [F] [G] [H] [J]
[___% per annum] [Variable]                                    [K] [L] Certificates as of the Closing Date:
                                                               $_________________

Closing Date:  December 27, 2001                               Initial Certificate Principal Balance of this
                                                               Certificate as of the Closing Date: $_________________

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial Pool
                                                               Balance"):  $_____________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. [F] [G] [H] [J] [K] [L]-____                   CUSIP No.:  ___________
                                                               Common Code:  ___________
                                                               ISIN No.:  ___________

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE ADMINISTRATOR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A


                                     A-3-2

"REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

[LEGEND FOR REGULATION S GLOBAL CERTIFICATE] [PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING OF THE CERTIFICATES AND
(B) DECEMBER __, 2001, THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. NO BENEFICIAL OWNERS OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         This certifies that [CEDE & CO.] is registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [F] [G] [H] [J] [K] [L] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [F] [G] [H] [J] [K] [L] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer of the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, which term includes any successor entity under the Agreement) a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the


                                     A-3-3
product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [F] [G] [H] [J] [K] [L] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar in their respective capacities as such),


                                     A-3-4
together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         If this Certificate constitutes a Rule 144A Global Certificate and a transfer of any interest in this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement, or (ii) an Opinion of Counsel to the effect that such prospective Transferee is a Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act. Except as discussed below, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein shall not be transferred to any Person who takes delivery other than in the form of an interest in that Global Certificate.

         Notwithstanding the preceding paragraph, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein may be transferred (without delivery of any certificate or Opinion of Counsel described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate of the same Class as this Rule 144A Global Certificate upon delivery to the Certificate Registrar of
(x) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as Exhibit F-1D to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2D to the Agreement and (y) such written orders and instructions as are required under the applicable procedures of DTC, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Rule 144A Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in such Class to be transferred. Upon delivery to the Certificate Registrar of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of DTC, shall reduce the denomination of this Rule 144A Global Certificate, and increase the denomination of the related Regulation S Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

         Except as discussed below, if this Certificate constitutes a Regulation S Global Certificate, then beneficial interests in this Certificate shall not be transferred to any Person other than a non-United States Securities Person who takes delivery in the form of a beneficial interest in this Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such Certificate Owner's prospective Transferee a certification substantially in the form attached as Exhibit F-2D to the Agreement. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream. After the Release Date, beneficial interests in any Regulation S Global Certificate may be held through Euroclear, Clearstream or any other direct account holder at DTC.

         Notwithstanding the preceding paragraph, if this Certificate constitutes a Regulation S Global Certificate, then following the Release Date, interests in this Certificate may be transferred (without delivery of any certificate described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as this Regulation S Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a


                                     A-3-5
certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as Exhibit F-1C to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of this Regulation S Global Certificate, and increase the denomination of the related Rule 144A Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

         Notwithstanding the foregoing, any interest in a Global Certificate may be transferred by any Certificate Owner holding such interest to any Person who takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the Trustee of
(i) such certifications and/or opinions as are contemplated above with respect to transfers of this Certificate in definitive form and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated above with respect to transfers of this Certificate in definitive form, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate (and, if applicable, any Certificate Owner shall refuse to transfer an interest in this Certificate), unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes on such prohibited transactions imposed under Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is being acquired by, on behalf of or with assets of a Plan in reliance upon Prohibited Transaction Exemption 91-23, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the


                                     A-3-6

Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Certificate Administrator, the Tax Administrator, the Depositor, any Exemption-Favored Party, any Mortgage Loan Seller, the Master Servicer, a Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar (or, if applicable, the Certificate Owner effecting the transfer) that such transfer will not result in a violation of Section 406 or 407 of ERISA or
Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code.

         If a Person is acquiring this Certificate or any interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, for so long as this Certificate is a Book-Entry Certificate, the related Certificate Owner) a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar (or, for so long as this Certificate is a Book-Entry Certificate, the related Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the three preceding paragraphs.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master


                                     A-3-7

Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or the any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-3-8

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [F] [G] [H] [J] [K] [L] Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-3-9

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to ________________________) and all applicable statements and notices should be mailed to________________________. This information is provided by ___________________________________, the Assignee named above, or
________________________________, as its agent.


                                     A-3-10

                                   EXHIBIT A-4

                    FORM OF CLASS M, N, P AND Q CERTIFICATES

       CLASS [M] [N] [P] [Q] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  _____% per annum                           Class Principal Balance of the Class [M] [N] [P]
                                                               [Q] Certificates as of the Closing Date:
                                                               $_________________

Closing Date:  December 27, 2001                               Initial Certificate Principal Balance of this
                                                               Certificate as of the Closing Date: $_________________

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial Pool
                                                               Balance"):  $_____________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. [M] [N] [P] [Q]-____                           CUSIP No.:  ___________

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [M] [N] [P] [Q] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [M] [N] [P] [Q] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity


                                     A-4-2
under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer for the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [M] [N] [P] [Q] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate


                                     A-4-3
issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

         If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances specified in the Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Master Servicer, each Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such


                                     A-4-4
prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes on such prohibited transactions imposed under
Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is being acquired by, on behalf of or with assets of a Plan in reliance upon Prohibited Transaction Exemption 91-23, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Certificate Administrator, the Tax Administrator, the Depositor, any Exemption-Favored Party, any Mortgage Loan Seller, the Master Servicer, a Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code.

         If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described above in this Certificate.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master


                                     A-4-5

Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or the any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-4-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M] [N] [P] [Q] Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-4-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to ________________________________________. This information is provided by ___________________________, the Assignee named above, or __________________
_____________, as its agent.


                                     A-4-8

                                   EXHIBIT A-5

                          FORM OF CLASS BR CERTIFICATES

             CLASS BR COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  ___% per annum                             Class Principal Balance of the Class BR
                                                               Certificates as of the Closing Date:
                                                               $_________________

Closing Date:  December 27, 2001                               Initial Certificate Principal Balance of this
                                                               Certificate as of the Closing Date: $_________________

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial Pool
                                                               Balance"):  $_____________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. BR-____                                        CUSIP No.:  ___________

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

[THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN PAYMENTS (IF ANY) RECEIVED IN RESPECT OF THE BIRCH RUN POOLED MORTGAGE LOAN, SUBJECT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class BR Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial


                                     A-5-2
ownership interest in the Trust Fund evidenced by all the Class BR Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer of the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class BR Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.


                                     A-5-3

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

         If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Master Servicer, each Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made except to a Qualified Institutional Buyer or an Institutional Accredited Investor. The Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee a certification to the effect that such prospective Transferee is a Qualified Institutional Buyer or an Institutional Accredited Investor.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to


                                     A-5-4

ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes on such prohibited transactions imposed under Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is being acquired by, on behalf of or with assets of a Plan in reliance upon Prohibited Transaction Exemption 91-23, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Certificate Administrator, the Tax Administrator, the Depositor, any Exemption-Favored Party, any Mortgage Loan Seller, the Master Servicer, a Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses
(iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

         If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the preceding paragraphs.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover


                                     A-5-5
any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or the any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.


                                     A-5-6

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-5-7

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class BR Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-5-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to ________________________________________. This information is provided by ___________________________, the Assignee named above, or __________________
_____________, as its agent.


                                     A-5-9

                                   EXHIBIT A-6

                          FORM OF CLASS Y CERTIFICATES

              CLASS Y COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Closing Date:  December 27, 2001                               Percentage Interest evidenced by this Class Y
                                                               Certificate:  ______%

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial
                                                               Pool Balance"):  $______________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. Y-___                                          CUSIP No.:  ________________

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN ADDITIONAL INTEREST (IF ANY) RECEIVED IN RESPECT OF THE ARD LOANS, SUBJECT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class Y Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer of the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator," which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch


                                     A-6-2

Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class Y Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the


                                     A-6-3

Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Master Servicer, each Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made except to a Qualified Institutional Buyer or an Institutional Accredited Investor. The Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee a certification to the effect that such prospective Transferee is a Qualified Institutional Buyer or an Institutional Accredited Investor.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes on such prohibited transactions imposed under Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

         If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and


                                     A-6-4
such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the preceding paragraphs.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and


                                     A-6-5
any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-6-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class Y Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-6-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to _______________________) and all applicable statements and notices should be mailed to ________________. This information is provided by ___________________, the Assignee named above, or ________________________________, as its agent.


                                     A-6-8

                                   EXHIBIT A-7

                          FORM OF CLASS R CERTIFICATES

              CLASS R COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-C2


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Closing Date:  December 27, 2001                               Percentage Interest evidenced by this Class R
                                                               Certificate:  ___%

First Distribution Date:  January 14, 2002                     Aggregate Stated Principal Balance of the
                                                               Mortgage Loans as of the Closing Date ("Initial
                                                               Pool Balance"):  $___________

Master Servicer, General Special Servicer and                  Trustee:
Birch Run Special Servicer:                                    Wells Fargo Bank Minnesota, N.A.
Midland Loan Services, Inc.

                                                               Certificate Administrator and Tax Administrator:
                                                               JPMorgan Chase Bank

Certificate No. R-__                                           CUSIP No.:  _______________

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MIDLAND LOAN SERVICES, INC., WELLS FARGO BANK MINNESOTA, N.A., JPMORGAN CHASE BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES OWNERSHIP OF THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" (EACH A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL BE DEEMED NOT TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.


                                     A-7-2

         This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class R Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement) and as special servicer of the Birch Run Mortgage Loan (in such capacity, the "Birch Run Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), JPMorgan Chase Bank as certificate administrator (in such capacity, the "Certificate Administrator", which term includes any successor entity under the Agreement) and as tax administrator (in such capacity, the "Tax Administrator", which term includes any successor entity under the Agreement), Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on 13th day of each month or, if such 13th day is not a Business Day, the Business Day immediately following (each a "Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Certificate Administrator by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.


                                     A-7-3

         This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except in limited circumstances) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

         Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Master Servicer, each Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate


                                     A-7-4
unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by its acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Certificate Administrator and/or the Trustee (i) to deliver payments to a Person other than such Person and (ii) to negotiate the terms of any mandatory disposition, to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee and the Tax Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Certificate Registrar or the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected. In connection therewith, the Certificate Registrar shall not register the transfer of an Ownership Interest in this Certificate to any entity classified as a partnership under the Code unless at the time of transfer, all of its beneficial owners are United States Persons.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the Tax Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing


                                     A-7-5
acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the preceding paragraphs.

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Administrator and the Tax Administrator the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Administrator and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". In addition, if such Transferee is classified as a partnership under the Code, such Transferee can only be a "Permitted Transferee" if all of its beneficial owners are United States Persons.

         A "Disqualified Organization" is any of (i) the United States or a possession thereof, any State or political subdivision thereof or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Certificate Administrator and the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.


                                     A-7-6

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Depositor, the Master Servicer, each Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, a Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, either Special Servicer, the Trustee, the Certificate Administrator, the Tax Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by the Sole Economic Certificateholder(s) of all the Certificates held thereby for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, a Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Certificate Administrator, the Tax Administrator and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment


                                     A-7-7
thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-7-8

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on its behalf by the Certificate Registrar.


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

Dated:


                                      JPMORGAN CHASE BANK
                                      not in its individual capacity but solely as Certificate Registrar


                                      By:   ____________________________________
                                            Authorized Officer


                                     A-7-9

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                      __________________________________________
                                      Signature by or on behalf of Assignor



                                      __________________________________________
                                      Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

         Distributions made by check (such check to be made payable to ______________________) and all applicable statements and notices should be mailed to __________________. This information is provided by _________________, the Assignee named above, or ________________________________, as its agent.


                                     A-7-10

                                  EXHIBIT B-1A

                     SCHEDULE OF SBRC POOLED MORTGAGE LOANS


                             [See Attached Schedule]




                                     B-1A-1

CONTROL                                                   LOAN
NUMBER                    LOAN / PROPERTY NAME           NUMBER       ORIGINATOR                   PROPERTY ADDRESS
------                    --------------------           ------       ----------                   ----------------
  105      Murray Business Center                        7002902         SBRC      3601 SW Murray Boulevard
  106      The Cannery                                   7003019         SBRC      2801 Leavenworth Street
  110      A&P Warehouse - Central Islip                 7001810         SBRC      10 Boulevard Avenue
  111      A&P Warehouse - Baltimore                     7001811         SBRC      4801 Hollins Ferry Road
  112      Cumberland Crossing                           7002860         SBRC      2231-2299 North Second Street
  114      Redwood Business Park Loan # 3                7002913         SBRC      1400 and 1420 North McDowell Boulevard
  117      Ralph's Market Center                         7002921         SBRC      1058-1090 Third Avenue
  118      Market Square Shopping Center                 7002275         SBRC      1440 W.O. Ezell Boulevard
  119      Woodland Manor Apartments                     6604714         SBRC      Pomponio Avenue
  122      Medical Pavilion                              7002305         SBRC      25 Hospital Center Boulevard
  126      Central Park Plaza                            7002298         SBRC      7329-7379 Milliken Avenue
  127      Joesler Village                               7002815         SBRC      1745-1865 East River Road and 4419-4429 Campbell
                                                                                   Avenue
  130      North Caroll Shopping Center                  7001198         SBRC      2320 Hanover Pike
  131      Redwood Business Park Loan # 4                7002917         SBRC      5341 Old Redwood Highway
  135      Alta Loma Square                              7002301         SBRC      8710-8798 19th Street
  136      Remington Apartments / Winslow Glen
           Apartments Portfolio                          7001963         SBRC
  136a     Remington Apartments                          7001963a        SBRC      7125 South Santa Fe Avenue
  136b     Winslow Glen Apartments                       7001963b        SBRC      4750 Northwest 23rd Street
  141      Cornelius Apartments                          7001995         SBRC      306 Blanchard Street
  143      Sarno Business Complex                        7001304         SBRC      1020-2260 Sarno Road
  151      Eatontown Shopping Center                     6604590         SBRC      65 Route 36
  153      Kmart Centre                                  7002833         SBRC      2330 Crest View Drive
  158      Canyon Creek Plaza                            7002282         SBRC      202-348 West Campbell Road
  159      1500 Dragon Street                            7001407         SBRC      1500 Dragon Street
  162      Valley View Mobile Home Park                  7002960         SBRC      1455 Alturas Street
  169      Landmark Plaza                                7002920         SBRC      5417 Bay Road

                                                                                                                    PROPERTY
CONTROL                                                                                             PROPERTY          SIZE
NUMBER                    LOAN / PROPERTY NAME            CITY            STATE      ZIP CODE         SIZE          UNIT TYPE
------                    --------------------            ----            -----      --------         ----          ---------
  105      Murray Business Center                       Beaverton           OR          97005        333,708           SF
  106      The Cannery                                San Francisco         CA          94133         98,841           SF
  110      A&P Warehouse - Central Islip              Central Islip         NY          11722        575,547           SF
  111      A&P Warehouse - Baltimore                    Baltimore           MD          21227        776,172           SF
  112      Cumberland Crossing                          Millville           NJ          08332        241,269           SF
  114      Redwood Business Park Loan # 3                Petaluma           CA          94954        144,000           SF
  117      Ralph's Market Center                       Chula Vista          CA          91911         84,904           SF
  118      Market Square Shopping Center               Spartanburg          SC          29301        203,513           SF
  119      Woodland Manor Apartments                 South Plainfield       NJ          07080            157         Units
  122      Medical Pavilion                         Hilton Head Island      SC          29926         75,795           SF
  126      Central Park Plaza                        Rancho Cucamonga       CA          91701         90,411           SF
  127      Joesler Village                                Tucson            AZ          85718         72,873           SF

  130      North Caroll Shopping Center                 Hampstead           MD          21074        149,036           SF
  131      Redwood Business Park Loan # 4                Petaluma           CA          94954         66,656           SF
  135      Alta Loma Square                          Rancho Cucamonga       CA          91701        101,192           SF
  136      Remington Apartments / Winslow Glen
           Apartments Portfolio                                                                          341         Units
  136a     Remington Apartments                       Oklahoma City         OK          73139            216         Units
  136b     Winslow Glen Apartments                    Oklahoma City         OK          73127            125         Units
  141      Cornelius Apartments                          Seattle            WA          98121            137         Units
  143      Sarno Business Complex                       Melbourne           FL          32935        141,860           SF
  151      Eatontown Shopping Center                    Eatontown           NJ          07724         29,911           SF
  153      Kmart Centre                                   Hudson            WI          54016        156,709           SF
  158      Canyon Creek Plaza                           Richardson          TX          75080         52,138           SF
  159      1500 Dragon Street                             Dallas            TX          75207        104,486           SF
  162      Valley View Mobile Home Park                 Fallbrook           CA          92028            145         Units
  169      Landmark Plaza                                Saginaw            MI          48604         98,216           SF

                                     B-1A-2

CONTROL                                                   LOAN
NUMBER                    LOAN / PROPERTY NAME           NUMBER       ORIGINATOR                 PROPERTY ADDRESS
------                    --------------------           ------       ----------                 ----------------
  170      Lake Jackson Trading Post                     7001927         SBRC      3811 North Monroe Street and Crowder Road
  177      Federal Highway Self Storage                  7001598         SBRC      415 South Federal Highway
  178      Westheimer Village Shopping Center            7001641         SBRC      11316-11328 Westheimer Road
  183      Mountain/Arrow Center                         7002283         SBRC      545-599 Mountain Avenue
  189      Bradville Square                              7002411         SBRC      3609-3643 Bradshaw Road
  193      Deer Valley Plaza                             7002269         SBRC      1375 Deer Valley Drive
  205      47 State Circle                               7000301         SBRC      47 State Circle
  208      Continental Apartments                        7002952         SBRC      1422 Lamar Avenue

                                                                                                                  PROPERTY
CONTROL                                                                                                             SIZE
NUMBER                    LOAN / PROPERTY NAME           CITY           STATE       ZIP CODE          SIZE        UNIT TYPE
------                    --------------------           ----           -----       --------          ----        ---------
  170      Lake Jackson Trading Post                  Tallahassee         FL          32303          74,138           SF
  177      Federal Highway Self Storage             Deerfield Beach       FL          33441          67,266           SF
  178      Westheimer Village Shopping Center           Houston           TX          77077          87,519           SF
  183      Mountain/Arrow Center                         Upland           CA          91786          72,830           SF
  189      Bradville Square                            Sacramento         CA          95827          40,693           SF
  193      Deer Valley Plaza                           Park City          UT          84060          21,186           SF
  205      47 State Circle                             Annapolis          MD          21401          15,660           SF
  208      Continental Apartments                       Memphis           TN          38104              65         Units

                                     B-1A-3

                                                              CROSS
                                                             COLLATER-
                                                              ALIZED
                                                CROSS        MORTGAGE
                                              COLLATER-     LOAN GROUP
                                                ALIZED       AGGREGATE
                                              (MORTGAGE    CUT-OFF DATE                          ORIGINAL                  MASTER
CONTROL                                          LOAN        PRINCIPAL         OWNERSHIP        PRINCIPAL     MORTGAGE    SERVICING
 NUMBER               LOAN/PROPERTY NAME        GROUP)        BALANCE          INTEREST          BALANCE        RATE      FEE RATE
 ------               ------------------        ------        -------          --------          -------        ----      --------
  105      Murray Business Center                 No        23,967,790        Fee Simple        24,000,000    7.3100%      0.0625%
  106      The Cannery                            No        19,309,776        Fee Simple        19,350,000    7.4000%      0.0725%
  110      A&P Warehouse - Central Islip          No        17,655,342        Fee Simple        17,802,410    8.1900%      0.0625%
  111      A&P Warehouse - Baltimore              No        17,431,347        Fee Simple        17,576,549    8.1900%      0.0625%
  112      Cumberland Crossing                    No        16,052,089        Fee Simple        16,065,000    7.1000%      0.0625%
  114      Redwood Business Park Loan # 3         No        15,659,163        Fee Simple        15,700,000    7.4600%      0.0725%
  117      Ralph's Market Center                  No        12,612,485        Fee Simple        12,640,000    7.2000%      0.0625%
  118      Market Square Shopping Center          No        12,573,502    Fee Simple in part,   12,600,000    7.3500%      0.0925%
                                                                           Leasehold in part
  119      Woodland Manor Apartments              No        12,349,821        Fee Simple        12,500,000    7.8000%      0.1475%
  122      Medical Pavilion                       No         9,942,083        Fee Simple        9,975,000     7.2900%      0.0625%
  126      Central Park Plaza                     No         9,560,461        Fee Simple        9,595,000     6.9500%      0.0625%
  127      Joesler Village                        No         9,553,218        Fee Simple        9,600,000     7.1400%      0.0625%
  130      North Caroll Shopping Center           No         8,672,326        Fee Simple        8,700,000     7.4300%      0.0625%
  131      Redwood Business Park Loan # 4         No         8,502,544        Fee Simple        8,525,000     7.4100%      0.0725%
  135      Alta Loma Square                       No         7,961,446        Fee Simple        7,985,000     6.9500%      0.0625%
  136      Remington Apartments
           / Winslow Glen
           Apartments Portfolio                   No         7,498,902                          7,515,000     7.2700%      0.0725%
  136a     Remington Apartments                                               Fee Simple
  136b     Winslow Glen Apartments                                            Fee Simple
  141      Cornelius Apartments                   No         6,976,233        Fee Simple        7,000,000     7.1800%      0.1125%
  143      Sarno Business Complex                 No         6,774,809        Fee Simple        6,800,000     7.6900%      0.1125%

                                                             INTEREST                               ANTICIPATED       SCHEDULED
CONTROL                                           RATE       ACCRUAL         LOAN         NOTE       REPAYMENT        MATURITY
 NUMBER               LOAN/PROPERTY NAME          TYPE        METHOD         TYPE         DATE          DATE            DATE
 ------               ------------------          ----        ------         ----         ----          ----            ----
  105      Murray Business Center                Fixed      Actual/360       ARD        09/28/01      10/01/11        10/01/31
  106      The Cannery                           Fixed      Actual/360     Balloon      08/06/01        NAP           09/01/11
  110      A&P Warehouse - Central Islip         Fixed      Actual/360     Balloon      02/13/01        NAP           03/01/11
  111      A&P Warehouse - Baltimore             Fixed      Actual/360     Balloon      02/13/01        NAP           03/01/11
  112      Cumberland Crossing                   Fixed      Actual/360     Balloon      10/24/01        NAP           11/01/11
  114      Redwood Business Park Loan # 3        Fixed      Actual/360     Balloon      07/19/01        NAP           08/01/11
  117      Ralph's Market Center                 Fixed      Actual/360     Balloon      08/22/01        NAP           09/01/11
  118      Market Square Shopping Center         Fixed      Actual/360     Balloon      08/29/01        NAP           09/01/11

  119      Woodland Manor Apartments             Fixed      Actual/360     Balloon      04/18/00        NAP           05/01/10
  122      Medical Pavilion                      Fixed      Actual/360     Balloon      06/26/01        NAP           07/01/11
  126      Central Park Plaza                    Fixed      Actual/360     Balloon      06/13/01        NAP           07/01/11
  127      Joesler Village                       Fixed      Actual/360     Balloon      04/20/01        NAP           05/01/11
  130      North Caroll Shopping Center          Fixed      Actual/360     Balloon      06/08/01        NAP           07/01/11
  131      Redwood Business Park Loan # 4        Fixed      Actual/360     Balloon      07/19/01        NAP           08/01/11
  135      Alta Loma Square                      Fixed      Actual/360     Balloon      07/03/01        NAP           08/01/11
  136      Remington Apartments
           / Winslow Glen
           Apartments Portfolio                  Fixed      Actual/360     Balloon      08/07/01        NAP           09/01/11
  136a     Remington Apartments
  136b     Winslow Glen Apartments
  141      Cornelius Apartments                  Fixed      Actual/360     Balloon      06/07/01        NAP           07/01/11
  143      Sarno Business Complex                Fixed      Actual/360     Balloon      05/17/01        NAP           06/01/11


                                     B-1A-4

                                                              CROSS
                                                             COLLATER-
                                                              ALIZED
                                                CROSS        MORTGAGE
                                              COLLATER-     LOAN GROUP
                                                ALIZED       AGGREGATE
                                              (MORTGAGE    CUT-OFF DATE                          ORIGINAL                  MASTER
CONTROL                                          LOAN        PRINCIPAL         OWNERSHIP        PRINCIPAL     MORTGAGE    SERVICING
 NUMBER               LOAN/PROPERTY NAME        GROUP)        BALANCE          INTEREST          BALANCE        RATE      FEE RATE
 ------               ------------------        ------        -------          --------          -------        ----      --------
  151      Eatontown Shopping Center              No         5,978,228        Fee Simple        6,000,000     7.7700%      0.1475%
  153      Kmart Centre                           No         5,584,454        Fee Simple        5,600,000     7.9300%      0.1125%
  158      Canyon Creek Plaza                     No         4,983,926        Fee Simple        5,000,000     7.3900%      0.0625%
  159      1500 Dragon Street                     No         4,901,727        Fee Simple        4,920,000     7.6800%      0.0625%
  162      Valley View Mobile Home Park           No         4,693,356        Fee Simple        4,700,000     7.1000%      0.0625%
  169      Landmark Plaza                         No         4,194,489        Fee Simple        4,200,000     7.4000%      0.0625%
  170      Lake Jackson Trading Post              No         4,063,772        Fee Simple        4,080,000     7.4100%      0.1125%
  177      Federal Highway Self Storage           No         3,785,224        Fee Simple        3,800,000     7.5000%      0.0625%
  178      Westheimer Village
           Shopping Center                        No         3,706,138        Fee Simple        3,719,600     7.7800%      0.1225%
  183      Mountain/Arrow Center                  No         3,238,593        Fee Simple        3,250,000     7.0500%      0.0625%
  189      Bradville Square                       No         2,988,714        Fee Simple        3,000,000     7.6300%      0.1475%
  193      Deer Valley Plaza                      No         2,874,891         Leasehold        2,886,000     7.5400%      0.1125%
  205      47 State Circle                        No         2,210,746        Fee Simple        2,250,000     7.3500%      0.0625%
  208      Continental Apartments                 No         1,957,461        Fee Simple        1,960,000     7.4500%      0.1125%

                                                           INTEREST                               ANTICIPATED      SCHEDULED
CONTROL                                          RATE      ACCRUAL         LOAN        NOTE        REPAYMENT       MATURITY
 NUMBER               LOAN/PROPERTY NAME         TYPE       METHOD         TYPE        DATE           DATE           DATE
 ------               ------------------         ----       ------         ----        ----           ----           ----
  151      Eatontown Shopping Center            Fixed     Actual/360     Balloon     05/09/01         NAP          06/01/11
  153      Kmart Centre                         Fixed     Actual/360     Balloon     06/14/01         NAP          07/01/11
  158      Canyon Creek Plaza                   Fixed     Actual/360     Balloon     06/29/01         NAP          07/01/11
  159      1500 Dragon Street                   Fixed     Actual/360     Balloon     05/23/01         NAP          06/01/08
  162      Valley View Mobile Home Park         Fixed     Actual/360     Balloon     09/06/01         NAP          10/01/11
  169      Landmark Plaza                       Fixed     Actual/360     Balloon     09/06/01         NAP          10/01/11
  170      Lake Jackson Trading Post            Fixed     Actual/360     Balloon     05/10/01         NAP          06/01/11
  177      Federal Highway Self Storage         Fixed     Actual/360     Balloon     05/14/01         NAP          06/01/11
  178      Westheimer Village
           Shopping Center                      Fixed     Actual/360     Balloon     05/04/01         NAP          06/01/11
  183      Mountain/Arrow Center                Fixed     Actual/360     Balloon     06/13/01         NAP          07/01/11
  189      Bradville Square                     Fixed     Actual/360     Balloon     05/09/01         NAP          06/01/11
  193      Deer Valley Plaza                    Fixed     Actual/360     Balloon     05/16/01         NAP          06/01/06
  205      47 State Circle                      Fixed     Actual/360     Balloon     03/15/01         NAP          04/01/11
  208      Continental Apartments               Fixed     Actual/360     Balloon     09/25/01         NAP          10/01/11

                                     B-1A-5

                                                                                                                         STATED
                                                                   ORIGINAL TERM   STATED ORIGINAL   REMAINING TERM    REMAINING
 CONTROL                                           MONTHLY DEBT     TO MATURITY/     AMORTIZATION      TO MATURITY/   AMORTIZATION
 NUMBER    LOAN / PROPERTY NAME                  SERVICE PAYMENT    ARD (MONTHS)     TERM (MONTHS)     ARD (MONTHS)   TERM (MONTHS)
 ------    --------------------                  ---------------    ------------     -------------     ------------   -------------
   105     Murray Business Center                   164,700.15           120              360               118            358
   106     The Cannery                              133,975.49           120              360               117            357
   110     A&P Warehouse - Central Islip            139,650.08           120              300               111            291
   111     A&P Warehouse - Baltimore                137,878.33           120              300               111            291
   112     Cumberland Crossing                      107,961.93           120              360               119            359
   114     Redwood Business Park Loan # 3           109,346.97           120              360               116            356
   117     Ralph's Market Center                     85,798.83           120              360               117            357
   118     Market Square Shopping Center             86,810.49           120              360               117            357
   119     Woodland Manor Apartments                 89,983.81           120              360               101            341
   122     Medical Pavilion                          68,317.92           120              360               115            355
   126     Central Park Plaza                        63,513.90           120              360               115            355
   127     Joesler Village                           64,774.20           120              360               113            353
   130     North Caroll Shopping Center              60,415.19           120              360               115            355
   131     Redwood Business Park Loan # 4            59,083.55           120              360               116            356
   135     Alta Loma Square                          52,856.54           120              360               116            356
   136     Remington Apartments / Winslow Glen
           Apartments Portfolio                      51,367.53           120              360               117            357
  136a     Remington Apartments
  136b     Winslow Glen Apartments
   141     Cornelius Apartments                      47,420.44           120              360               115            355
   143     Sarno Business Complex                    48,434.39           120              360               114            354
   151     Eatontown Shopping Center                 43,067.69           120              360               114            354
   153     Kmart Centre                              40,817.87           120              360               115            355
   158     Canyon Creek Plaza                        34,584.89           120              360               115            355
   159     1500 Dragon Street                        35,009.79           84               360               78             354
   162     Valley View Mobile Home Park              31,585.50           120              360               118            358
   169     Landmark Plaza                            29,079.95           120              360               118            358

                                                      CUT-OFF DATE
 CONTROL                                                PRINCIPAL              LOAN BALANCE AT
 NUMBER    LOAN / PROPERTY NAME                          BALANCE                MATURITY/ARD
 ------    --------------------                          -------                ------------
   105     Murray Business Center                     23,967,790.02             21,097,897.00
   106     The Cannery                                19,309,775.94             17,047,155.81
   110     A&P Warehouse - Central Islip              17,655,342.41             14,756,983.54
   111     A&P Warehouse - Baltimore                  17,431,347.23             14,569,759.27
   112     Cumberland Crossing                        16,052,089.32             14,043,652.70
   114     Redwood Business Park Loan # 3             15,659,162.69             13,854,818.30
   117     Ralph's Market Center                      12,612,485.06             11,078,796.51
   118     Market Square Shopping Center              12,573,502.39             11,086,374.46
   119     Woodland Manor Apartments                  12,349,820.90             11,126,009.09
   122     Medical Pavilion                            9,942,082.75              8,766,020.78
   126     Central Park Plaza                          9,560,461.38              8,357,301.61
   127     Joesler Village                             9,553,217.70              8,403,996.94
   130     North Caroll Shopping Center                8,672,325.58              7,672,941.59
   131     Redwood Business Park Loan # 4              8,502,544.34              7,513,566.45
   135     Alta Loma Square                            7,961,445.78              6,953,986.21
   136     Remington Apartments / Winslow Glen
           Apartments Portfolio                        7,498,901.81              6,598,706.44
  136a     Remington Apartments
  136b     Winslow Glen Apartments
   141     Cornelius Apartments                        6,976,233.16              6,134,104.12
   143     Sarno Business Complex                      6,774,808.92              6,035,554.23
   151     Eatontown Shopping Center                   5,978,227.59              5,335,950.14
   153     Kmart Centre                                5,584,454.24              5,000,279.55
   158     Canyon Creek Plaza                          4,983,926.41              4,405,256.13
   159     1500 Dragon Street                          4,901,726.52              4,579,612.46
   162     Valley View Mobile Home Park                4,693,355.75              4,109,249.34
   169     Landmark Plaza                              4,194,489.15              3,700,616.62


                                     B-1A-6

                                                                                                                         STATED
                                                                   ORIGINAL TERM   STATED ORIGINAL   REMAINING TERM    REMAINING
 CONTROL                                           MONTHLY DEBT     TO MATURITY/     AMORTIZATION      TO MATURITY/   AMORTIZATION
 NUMBER    LOAN / PROPERTY NAME                  SERVICE PAYMENT    ARD (MONTHS)     TERM (MONTHS)     ARD (MONTHS)   TERM (MONTHS)
 ------    --------------------                  ---------------    ------------     -------------     ------------   -------------
   170     Lake Jackson Trading Post                28,276.93            120              360               114            354
   177     Federal Highway Self Storage             26,570.15            120              360               114            354
   178     Westheimer Village Shopping Center       26,724.82            120              360               114            354
   183     Mountain/Arrow Center                    21,731.58            120              360               115            355
   189     Bradville Square                         21,244.13            120              360               114            354
   193     Deer Valley Plaza                        20,258.44            60               360               54             354
   205     47 State Circle                          18,811.73            120              216               112            208
   208     Continental Apartments                   13,637.56            120              360               118            358

                                                     CUT-OFF DATE
 CONTROL                                              PRINCIPAL          LOAN BALANCE AT
 NUMBER    LOAN / PROPERTY NAME                         BALANCE            MATURITY/ARD
 ------    --------------------                         -------            ------------
   170     Lake Jackson Trading Post                 4,063,771.68          3,596,068.11
   177     Federal Highway Self Storage              3,785,223.67          3,356,900.11
   178     Westheimer Village Shopping Center        3,706,137.59          3,308,741.73
   183     Mountain/Arrow Center                     3,238,592.74          2,838,288.47
   189     Bradville Square                          2,988,713.78          2,658,799.00
   193     Deer Valley Plaza                         2,874,890.80          2,750,441.87
   205     47 State Circle                           2,210,745.90          1,392,727.05
   208     Continental Apartments                    1,957,460.55          1,729,141.85


                                     B-1A-7

                                                                                  YIELD         YIELD
                                                                               MAINTENANCE   MAINTENANCE   PREPAYMENT    PREPAYMENT
CONTROL                                           DEFEASANCE    DEFEASANCE       PERIOD        PERIOD       PENALTY        PENALTY
NUMBER         LOAN / PROPERTY NAME               START DATE     END DATE      START DATE     END DATE     START DATE     END DATE
------         --------------------               ----------     --------      ----------     --------     ----------     --------
   105     Murray Business Center                   01/01/04      07/31/11          NAP          NAP           NAP            NAP
   106     The Cannery                              01/01/04      07/31/11          NAP          NAP           NAP            NAP
   110     A&P Warehouse - Central Islip            01/01/04      10/31/10          NAP          NAP           NAP            NAP
   111     A&P Warehouse - Baltimore                01/01/04      10/31/10          NAP          NAP           NAP            NAP
   112     Cumberland Crossing                      01/01/04      09/30/11          NAP          NAP           NAP            NAP
   114     Redwood Business Park Loan # 3           01/01/04      06/30/11          NAP          NAP           NAP            NAP
   117     Ralph's Market Center                    01/01/04      07/31/11          NAP          NAP           NAP            NAP
   118     Market Square Shopping Center            01/01/04      07/31/11          NAP          NAP           NAP            NAP
   119     Woodland Manor Apartments                01/01/04      01/31/10          NAP          NAP           NAP            NAP
   122     Medical Pavilion                         01/01/04      04/30/11          NAP          NAP           NAP            NAP
   126     Central Park Plaza                       01/01/04      04/30/11          NAP          NAP           NAP            NAP
   127     Joesler Village                          01/01/04      02/28/11          NAP          NAP           NAP            NAP
   130     North Caroll Shopping Center             01/01/04      04/30/11          NAP          NAP           NAP            NAP
   131     Redwood Business Park Loan # 4           01/01/04      06/30/11          NAP          NAP           NAP            NAP
   135     Alta Loma Square                         01/01/04      05/31/11          NAP          NAP           NAP            NAP
   136     Remington Apartments / Winslow Glen
           Apartments Portfolio                     01/01/04      06/30/11          NAP          NAP           NAP            NAP
  136a     Remington Apartments
  136b     Winslow Glen Apartments
   141     Cornelius Apartments                     01/01/04      04/30/11          NAP          NAP           NAP            NAP
   143     Sarno Business Complex                   01/01/04      02/28/11          NAP          NAP           NAP            NAP
   151     Eatontown Shopping Center                01/01/04      04/30/11          NAP          NAP           NAP            NAP
   153     Kmart Centre                             01/01/04      04/30/11          NAP          NAP           NAP            NAP
   158     Canyon Creek Plaza                       01/01/04      04/30/11          NAP          NAP           NAP            NAP
   159     1500 Dragon Street                       01/01/04      03/31/08          NAP          NAP           NAP            NAP
   162     Valley View Mobile Home Park             01/01/04      07/31/11          NAP          NAP           NAP            NAP

                                                                                                YIELD
                                                                                             MAINTENANCE
                                                                                            INTEREST RATE
                                                           YIELD             YIELD            CONVERTED       YIELD MAINTENANCE
                                                        MAINTENANCE       MAINTENANCE         TO MONTHLY        INTEREST RATE
CONTROL                                                 CALCULATION         INTEREST           MORTGAGE           REFERENCE
NUMBER         LOAN / PROPERTY NAME                       METHOD              RATE               RATE               DATE
------         --------------------                       ------              ----               ----               ----
   105     Murray Business Center                            NAP               NAP                 NAP                NAP
   106     The Cannery                                       NAP               NAP                 NAP                NAP
   110     A&P Warehouse - Central Islip                     NAP               NAP                 NAP                NAP
   111     A&P Warehouse - Baltimore                         NAP               NAP                 NAP                NAP
   112     Cumberland Crossing                               NAP               NAP                 NAP                NAP
   114     Redwood Business Park Loan # 3                    NAP               NAP                 NAP                NAP
   117     Ralph's Market Center                             NAP               NAP                 NAP                NAP
   118     Market Square Shopping Center                     NAP               NAP                 NAP                NAP
   119     Woodland Manor Apartments                         NAP               NAP                 NAP                NAP
   122     Medical Pavilion                                  NAP               NAP                 NAP                NAP
   126     Central Park Plaza                                NAP               NAP                 NAP                NAP
   127     Joesler Village                                   NAP               NAP                 NAP                NAP
   130     North Caroll Shopping Center                      NAP               NAP                 NAP                NAP
   131     Redwood Business Park Loan # 4                    NAP               NAP                 NAP                NAP
   135     Alta Loma Square                                  NAP               NAP                 NAP                NAP
   136     Remington Apartments / Winslow Glen
           Apartments Portfolio                              NAP               NAP                 NAP                NAP
  136a     Remington Apartments
  136b     Winslow Glen Apartments
   141     Cornelius Apartments                              NAP               NAP                 NAP                NAP
   143     Sarno Business Complex                            NAP               NAP                 NAP                NAP
   151     Eatontown Shopping Center                         NAP               NAP                 NAP                NAP
   153     Kmart Centre                                      NAP               NAP                 NAP                NAP
   158     Canyon Creek Plaza                                NAP               NAP                 NAP                NAP
   159     1500 Dragon Street                                NAP               NAP                 NAP                NAP
   162     Valley View Mobile Home Park                      NAP               NAP                 NAP                NAP


                                     B-1A-8

                                                                                  YIELD         YIELD
                                                                               MAINTENANCE   MAINTENANCE   PREPAYMENT    PREPAYMENT
CONTROL                                           DEFEASANCE    DEFEASANCE       PERIOD        PERIOD       PENALTY        PENALTY
NUMBER         LOAN / PROPERTY NAME               START DATE     END DATE      START DATE     END DATE     START DATE     END DATE
------         --------------------               ----------     --------      ----------     --------     ----------     --------
   169     Landmark Plaza                           01/01/04      07/31/11          NAP          NAP           NAP            NAP
   170     Lake Jackson Trading Post                01/01/04      03/31/11          NAP          NAP           NAP            NAP
   177     Federal Highway Self Storage             01/01/04      03/31/11          NAP          NAP           NAP            NAP
   178     Westheimer Village Shopping Center       01/01/04      03/31/11          NAP          NAP           NAP            NAP
   183     Mountain/Arrow Center                    01/01/04      04/30/11          NAP          NAP           NAP            NAP
   189     Bradville Square                         01/01/04      03/31/11          NAP          NAP           NAP            NAP
   193     Deer Valley Plaza                        01/01/04      03/31/06          NAP          NAP           NAP            NAP
   205     47 State Circle                          01/01/04      01/31/11          NAP          NAP           NAP            NAP
   208     Continental Apartments                   01/01/04      07/31/11          NAP          NAP           NAP            NAP

                                                                                             YIELD
                                                                                          MAINTENANCE
                                                                                        INTEREST RATE
                                                      YIELD              YIELD             CONVERTED          YIELD MAINTENANCE
                                                   MAINTENANCE        MAINTENANCE         TO MONTHLY            INTEREST RATE
CONTROL                                            CALCULATION          INTEREST           MORTGAGE               REFERENCE
NUMBER         LOAN / PROPERTY NAME                  METHOD               RATE               RATE                    DATE
------         --------------------                  ------               ----               ----                    ----
   169     Landmark Plaza                               NAP                NAP                 NAP                    NAP
   170     Lake Jackson Trading Post                    NAP                NAP                 NAP                    NAP
   177     Federal Highway Self Storage                 NAP                NAP                 NAP                    NAP
   178     Westheimer Village Shopping Center           NAP                NAP                 NAP                    NAP
   183     Mountain/Arrow Center                        NAP                NAP                 NAP                    NAP
   189     Bradville Square                             NAP                NAP                 NAP                    NAP
   193     Deer Valley Plaza                            NAP                NAP                 NAP                    NAP
   205     47 State Circle                              NAP                NAP                 NAP                    NAP
   208     Continental Apartments                       NAP                NAP                 NAP                    NAP



                                     B-1A-9

                                  EXHIBIT B-1B

                     SCHEDULE OF GCFP POOLED MORTGAGE LOANS

                             [See Attached Schedule]

                                     B-1B-1

CONTROL
NUMBER          LOAN / PROPERTY NAME                              LOAN NUMBER    ORIGINATOR   PROPERTY ADDRESS
------          --------------------                              -----------    ----------   ----------------
 101a     Birch Run Outlet Center (Senior Portion)                 03-0812084       GCFP      12240 South Beyer Road
 102      Phoenix Marriott                                         03-0810433       GCFP      1101 North 44th Street
 103      Imperial Apartments                                      03-0810464       GCFP      221 Berkman Drive and
                                                                                              Imperial Park Route 211 Eas
 104      Pacific Plaza at Torrey Hills                            03-0810338       GCFP      10935 and 10945 Vista
                                                                                              Sorrento Parkway
 108      Metro Park Office Building                                 12510          GCFP      6354 Walker Lane
 109      Hilton Garden Inn                                        03-0810320       GCFP      6450 Carlsbad Boulevard
 113      Lakeshore Marketplace Shopping Center                    03-0812070       GCFP      5241 Harvey Street
 115      Paramus Plaza                                            03-0810448       GCFP      545 Route 17 South
 120      Holiday Inn Hotel and Resort
          - Tewksbury                                              03-0810266       GCFP      75 Highwood Drive
 121      Muir Station Shopping Center                               12624          GCFP      500-590 Center Avenue
 124      Raymour & Flanigan Plaza                                   12342          GCFP      50 Hale Road
 125      Culver City Self Storage                                 03-0810281       GCFP      9930 Jefferson Boulevard
 128      Euclid Business Center                                   03-0810329       GCFP      14351-14371 Euclid Street and
                                                                                              10742-10862 Capital
                                                                                              Avenue
 129      4300 Sprint Boulevard Northeast                          03-0810311       GCFP      4300 Sprint Boulevard Northeast
 132      Cochrane Plaza                                           03-0810263       GCFP      102-230 Cochrane Road
 133      Lowe's Home Improvement Warehouse                        03-0810279       GCFP      1717 Freeway Drive
 134      Millennium II Office Building                              11663          GCFP      6501 Congress Avenue
 137      Shadow Lakes Apartments                                  03-0812752       GCFP      500 Shadow Lakes Boulevard
 138      Medical Center West                                        12172          GCFP      5700 West Genesee Street
 139      Willow Grove Office Mews                                 03-0812753       GCFP      2300 Computer Avenue
 142      1698 Vierling Drive East                                 03-0812074       GCFP      1698 Vierling Drive East
 144      Cherry Hill Office Mews                                  03-0812754       GCFP      1930-36 Route 70 East
 146      Freeport Distribution                                      12261          GCFP      4625 North 45th Avenue
 149      5900 Sepulveda Boulevard Office Building                   11777          GCFP      5900 Sepulveda Boulevard
 152      Nexus and Valencia Shopping Center                       03-0810335       GCFP      9040 and 9050 East Valencia Road
 155      331-335 Putnam Avenue &                                                             331-335 Putnam Avenue &
          320-366 River Street                                     03-0810410       GCFP      320-366 River Street



                                                                                                                  PROPERTY
CONTROL                                                                                              PROPERTY       SIZE
NUMBER            LOAN / PROPERTY NAME                    CITY              STATE      ZIP CODE       SIZE        UNIT TYPE
------            --------------------                    ----              -----      --------       ----        ---------
 101a       Birch Run Outlet Center (Senior Portion)      Birch Run           MI         48415        723,536      SF
 102        Phoenix Marriott                               Phoenix            AZ         85008            345      Rooms
 103        Imperial Apartments
                                                          Middletown          NY         10941            546      Units
 104        Pacific Plaza at Torrey Hills
                                                          San Diego           CA         92130        157,921      SF
 108        Metro Park Office Building                   Springfield          VA         22310        130,580      SF
 109        Hilton Garden Inn                              Carlsbad           CA         92009            161      Rooms
 113        Lakeshore Marketplace Shopping Center       Norton Shores         MI         49444        326,478      SF
 115        Paramus Plaza                                  Paramus            NJ         07652        153,678      SF
 120        Holiday Inn Hotel and Resort
            - Tewksbury                                   Tewksbury           MA         10876            237      Rooms
 121        Muir Station Shopping Center                   Martinez           CA         94553         87,480      SF
 124        Raymour & Flanigan Plaza                      Manchester          CT         06040         91,760      SF
 125        Culver City Self Storage                     Culver City          CA         90232         90,993      SF
 128        Euclid Business Center
                                                         Garden Grove         CA         92843        156,727      SF

 129        4300 Sprint Boulevard Northeast               Rio Rancho          NM         87124         94,730      SF
 132        Cochrane Plaza                               Morgan Hill          CA         95037         82,050      SF
 133        Lowe's Home Improvement Warehouse            Mount Vernon         WA         98273        137,138      SF
 134        Millennium II Office Building                 Boca Raton          FL         33487         58,500      SF
 137        Shadow Lakes Apartments                      Ormond Beach         FL         32174            184      Units
 138        Medical Center West                            Camillus           NY         13031         84,530      SF
 139        Willow Grove Office Mews                     Willow Grove         PA         19090         85,104      SF
 142        1698 Vierling Drive East                       Shakopee           MN         55379        108,852      SF
 144        Cherry Hill Office Mews                      Cherry Hill          NJ         08003        108,704      SF
 146        Freeport Distribution                          Phoenix            AZ         85031        245,166      SF
 149        5900 Sepulveda Boulevard Office Building       Van Nuys           CA         91411         75,269      SF
 152        Nexus and Valencia Shopping Center              Tucson            AZ         85747         62,774      SF
 155        331-335 Putnam Avenue &
            320-366 River Street                          Cambridge           MA         02139         78,582      SF

                                     B-1B-2

CONTROL
NUMBER          LOAN / PROPERTY NAME             LOAN NUMBER    ORIGINATOR                PROPERTY ADDRESS
------          --------------------             -----------    ----------                ----------------
 156      Churchill Village Apartments            03-0810275       GCFP         3651-3659 West 18th Avenue,
                                                                                1610-1790 Bailey Hill
                                                                                Road, 3650-3658 Village Avenue
 157      Sierra College Self Storage             03-0810285       GCFP         8100 Sierra College Boulevard
 160      Holiday Inn Asheville Airport           03-0810439       GCFP         550 Airport Road
 161      Princeton Belvidere                     03-0810441       GCFP         26-46 Park Street
 163      Hometown Square                           12104          GCFP         651 Palomar Street
 164      Albemarle Crossing                      03-0810432       GCFP         9010-9030 Albemarle Road
 165      Hannaford Ground Lease at
          Albemarle Crossing                      03-0810431       GCFP         9010 Albemarle Road
 167      678 Massachusetts Avenue                03-0810434       GCFP         678 Massachusetts Avenue
 168      Palomar Commerce Center                   12424          GCFP         657-681 Palomar Street
 171      Mt. Morris Plaza                        03-0812046       GCFP         7186-7224 North Saginaw Street
 172      Durango Mini-Storage & Charleston         12598          GCFP         920 South Durango Drive
                                                                                & 8470 West Charleston
          West Mini-Storage                                                     Boulevard
 173      Via Verde Plaza                         03-0810345       GCFP         1108-1152 & 1172-1198 Via Verde Avenue
 174      Northlake Quadrangle                    03-0812606       GCFP         2200 Northlake Parkway
 175      550-560 Sutter Street                   03-0810261       GCFP         550-560 Sutter Street
 176      Aliso Viejo Town Center-Building # 7    03-0810250       GCFP         26731 Aliso Creek Road
 180      1770 North Milwaukee Avenue             03-0810317       GCFP         1770 North Milwaukee Avenue
 181      64th Street and Greenway Road           03-0810334       GCFP         6339 East Greenway Road
 184      Evanston Northwestern Ground Lease      03-0812064       GCFP         East Side of Milwaukee Avenue and
                                                                                South of Townline Road
 185      Main Street Village Office Building     03-0812090       GCFP         7645 Lyndale Avenue South
 187      Fairmount Greens Apartments             03-0810346       GCFP         3851 North 28th Street
 188      Jackson Square Shopping Center            12525          GCFP         5200 - 5232 Jackson Drive
 190      23133 Hawthorne Boulevard               03-0810302       GCFP         23133 Hawthorne Boulevard
 191      Park 2000 - Building K                    400028         GCFP         6360 McLeod Drive
 192      Park 2000 - Building H                    400027         GCFP         6340 McLeod Drive

                                                                                                         PROPERTY
CONTROL                                                                                    PROPERTY        SIZE
NUMBER          LOAN / PROPERTY NAME                   CITY        STATE      ZIP CODE       SIZE       UNIT TYPE
------          --------------------                   ----        -----      --------       ----       ---------
 156      Churchill Village Apartments
                                                      Eugene        OR         97401           119        Units

 157      Sierra College Self Storage               Roseville       CA         95661       100,200         SF
 160      Holiday Inn Asheville Airport              Fletcher       NC         28732           150        Rooms
 161      Princeton Belvidere                         Lowell        MA         01852            54        Units
 163      Hometown Square                          Chula Vista      CA         91911        38,118         SF
 164      Albemarle Crossing                        Charlotte       NC         28227        26,828         SF
 165      Hannaford Ground Lease at
          Albemarle Crossing                        Charlotte       NC         28227       321,966         SF
 167      678 Massachusetts Avenue                  Cambridge       MA         02139        33,607         SF
 168      Palomar Commerce Center                  Chula Vista      CA         91911        78,734         SF
 171      Mt. Morris Plaza                          Mt. Morris      MI         48458        76,738         SF
 172      Durango Mini-Storage & Charleston
                                                    Las Vegas       NV         89145       142,210         SF
          West Mini-Storage
 173      Via Verde Plaza                           San Dimas       CA         91773        45,568         SF
 174      Northlake Quadrangle                       Atlanta        GA         30084        77,787         SF
 175      550-560 Sutter Street                   San Francisco     CA         94102        27,075         SF
 176      Aliso Viejo Town Center-Building # 7     Aliso Viejo      CA         92656        18,165         SF
 180      1770 North Milwaukee Avenue              Libertyville     IL         60048        15,120         SF
 181      64th Street and Greenway Road              Phoenix        AZ         85254        19,247         SF
 184      Evanston Northwestern Ground Lease       Vernon Hills     IL         60661       181,776         SF

 185      Main Street Village Office Building       Richfield       MN         55423        30,919         SF
 187      Fairmount Greens Apartments                Phoenix        AZ         85016           117        Units
 188      Jackson Square Shopping Center             La Mesa        CA         91941        33,785         SF
 190      23133 Hawthorne Boulevard                  Torrance       CA         90505        40,176         SF
 191      Park 2000 - Building K                    Las Vegas       NV         89120        33,806         SF
 192      Park 2000 - Building H                    Las Vegas       NV         89120        16,748         SF


                                     B-1B-3

CONTROL
NUMBER           LOAN / PROPERTY NAME             LOAN NUMBER   ORIGINATOR             PROPERTY ADDRESS
-------          --------------------             -----------   ----------             ----------------
 194      Russell Mini Storage                      400025         GCFP       5180 East Russell Road
 196      150-170 Professional Center Drive       03-0810274       GCFP       150-170 Professional Center Drive
 197      9, 9A & 0 Summit Avenue                 03-0810452       GCFP       9, 9A & 0 Summit Avenue
 200      Newport Avenue Plaza                    03-0810427       GCFP       63 Newport Avenue
 202      Shoal Creek Mall Shopping Center          400024         GCFP       602-640 Sunburst Highway
 207      Holiday Inn Stillwater                    12044          GCFP       2515 West Sixth Avenue
 209      943-955 North McLean Boulevard          03-0812073       GCFP       943-955 North McLean Boulevard
 210      Holiday Inn Ponca City                    12045          GCFP       2215 North 14th Street
 212      Eaglepointe Office Building               400032         GCFP       39 East Eagle Ridge Drive
 213      Plaza on Shea                           03-0810312       GCFP       12002 & 12020 East Shea Boulevard
 214      Woodward Heights Manor Apartments       03-0812092       GCFP       1045 East Woodward Heights Boulevard
 217      McMahon Medical Office Building         03-0812609       GCFP       4824 McMahon Boulevard Northwest
 220      Pinnacle Peak Road and 39th Drive       03-0810336       GCFP       3830 West Pinnacle Peak Road
 223      Storage Inn                               400029         GCFP       4950 Duneville Road
 229      Valley View Twain Shopping Center and
          Billboard Site                            400022         GCFP       3711 South Valley View Boulevard
 237      2436 East Indian School Road            03-0810337       GCFP       2436 East Indian School Road

                                                                                                 PROPERTY
CONTROL                                                                               PROPERTY     SIZE
NUMBER           LOAN / PROPERTY NAME                  CITY        STATE  ZIP CODE      SIZE     UNIT TYPE
------           --------------------                  ----        -----  --------      ----     ---------
 194      Russell Mini Storage                      Las Vegas       NV      98122     68,063        SF
 196      150-170 Professional Center Drive        Rohnert Park     CA      94928     39,818        SF
 197      9, 9A & 0 Summit Avenue                   Brookline       MA      02446         20       Units
 200      Newport Avenue Plaza                   East Providence    RI      02916     14,560        SF
 202      Shoal Creek Mall Shopping Center          Cambridge       MD      21613     67,249        SF
 207      Holiday Inn Stillwater                    Stillwater      OK      74074        141       Rooms
 209      943-955 North McLean Boulevard              Elgin         IL      60123     23,873        SF
 210      Holiday Inn Ponca City                    Ponca City      OK      74601        138       Rooms
 212      Eaglepointe Office Building            North Salt Lake    UT      84054     22,000        SF
 213      Plaza on Shea                             Scottsdale      AZ      85259     16,312        SF
 214      Woodward Heights Manor Apartments         Hazel Park      MI      48030         57       Units
 217      McMahon Medical Office Building          Albuquerque      NM      87114     18,240        SF
 220      Pinnacle Peak Road and 39th Drive          Phoenix        AZ      85310      8,609        SF
 223      Storage Inn                               Las Vegas       NV      89118     34,125        SF
 229      Valley View Twain Shopping Center and
          Billboard Site                            Las Vegas       NV      89103     14,424        SF
 237      2436 East Indian School Road               Phoenix        AZ      85016     33,174        SF

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

 101b     Birch Run Outlet Center (Junior Portion)   03-0812084    GCFP    12240 South Beyer Road

 101b     Birch Run Outlet Center (Junior Portion)   Birch Run    MI     48415     723,536    SF



                                     B-1B-4

                                                               CROSS
                                                             COLLATER-
                                                               ALIZED
                                               CROSS          MORTGAGE
                                             COLLATER-       LOAN GROUP
                                               ALIZED        AGGREGATE
                                             (MORTGAGE      CUT-OFF DATE                      ORIGINAL                  MASTER
  CONTROL                                       LOAN         PRINCIPAL         OWNERSHIP      PRINCIPAL    MORTGAGE    SERVICING
  NUMBER          LOAN/PROPERTY NAME           GROUP)         BALANCE          INTEREST        BALANCE       RATE      FEE RATE
  ------     -----------------------          --------       ----------      -----------     ----------    --------    ----------
   101a      Birch Run Outlet Center             No          40,000,000       Fee Simple     40,082,051     7.4660%     0.0625%
             (Senior Portion)
    102      Phoenix Marriott                    No          33,783,972       Fee Simple     34,000,000     8.0620%     0.0625%
    103      Imperial Apartments                 No          32,000,000       Fee Simple     32,000,000     7.2190%     0.0625%

    104      Pacific Plaza at Torrey Hills       No          29,361,014       Fee Simple     29,400,000     7.3580%     0.0625%
    108      Metro Park Office Building          No          18,479,791       Fee Simple     18,505,000     7.2500%     0.0925%
    109      Hilton Garden Inn                   No          17,915,342       Fee Simple     18,000,000     7.9440%     0.0625%
    113      Lakeshore Marketplace               No          15,953,338       Fee Simple     15,993,000     7.6470%     0.0625%
             Shopping Center
    115      Paramus Plaza                       No          14,980,615       Fee Simple     15,000,000     7.4600%     0.0625%
    120      Holiday Inn Hotel and Resort        No          12,079,118       Fee Simple     12,120,000     7.5860%     0.0625%
             - Tewksbury
    121      Muir Station Shopping Center        No          10,396,423       Fee Simple     10,420,000     7.0300%     0.0925%
    124      Raymour & Flanigan Plaza            No          9,871,661        Fee Simple      9,900,000     7.8200%     0.0925%
    125      Culver City Self Storage            No          9,821,531        Fee Simple      9,850,000     7.7850%     0.0625%
    128      Euclid Business Center              No          9,425,438        Fee Simple      9,450,000     7.4630%     0.0625%
                                                                             Fee Simple in
             4300 Sprint Boulevard                                               part,
    129      Northeast                           No          8,731,254       Leasehold in     8,753,000     7.6400%     0.0625%
                                                                                 part
    132      Cochrane Plaza                      No          8,202,054        Fee Simple      8,266,000     7.4100%     0.0625%
    133      Lowe's Home Improvement             No          8,160,141        Fee Simple      8,200,000     7.1500%     0.0625%
             Warehouse
    134      Millennium II Office Building       No          8,023,713        Fee Simple      8,052,000     7.8940%     0.0925%
    137      Shadow Lakes Apartments             No          7,370,441        Fee Simple      7,400,000     7.3930%     0.0625%
    138      Medical Center West                 No          7,315,605        Fee Simple      7,325,000     7.4900%     0.0925%
    139      Willow Grove Office Mews            No          7,040,981        Fee Simple      7,050,000     7.5000%     0.0625%

                                                           INTEREST                            ANTICIPATED     SCHEDULED
  CONTROL                                       RATE       ACCRUAL        LOAN        NOTE      REPAYMENT       MATURITY
  NUMBER          LOAN/PROPERTY NAME            TYPE        METHOD        TYPE        DATE         DATE           DATE
  ------     -----------------------           ------     ----------     -------    -------    -----------      ---------
   101a      Birch Run Outlet Center            Fixed     Actual/360     Balloon    08/16/01       NAP          09/01/11
             (Senior Portion)
    102      Phoenix Marriott                   Fixed     Actual/360     Balloon    07/23/01       NAP          08/01/11
    103      Imperial Apartments                Fixed     Actual/360     Partial    10/17/01     11/01/11       11/01/31
                                                                         IO/ ARD
    104      Pacific Plaza at Torrey Hills      Fixed     Actual/360     Balloon    09/18/01       NAP          10/01/11
    108      Metro Park Office Building         Fixed     Actual/360     Balloon    09/14/01       NAP          10/01/11
    109      Hilton Garden Inn                  Fixed     Actual/360     Balloon    06/11/01       NAP          07/01/11
    113      Lakeshore Marketplace              Fixed     Actual/360     Balloon    07/30/01       NAP          08/01/11
             Shopping Center
    115      Paramus Plaza                      Fixed     Actual/360     Balloon    09/25/01       NAP          10/01/11
    120      Holiday Inn Hotel and Resort       Fixed     Actual/360     Balloon    09/21/01       NAP          10/01/11
             - Tewksbury
    121      Muir Station Shopping Center       Fixed     Actual/360     Balloon    08/31/01       NAP          09/01/11
    124      Raymour & Flanigan Plaza           Fixed     Actual/360     Balloon    06/15/01       NAP          07/01/11
    125      Culver City Self Storage           Fixed     Actual/360     Balloon    06/11/01       NAP          07/01/11
    128      Euclid Business Center             Fixed     Actual/360     Balloon    07/18/01       NAP          08/01/11

             4300 Sprint Boulevard
    129      Northeast                          Fixed     Actual/360     Balloon    07/06/01       NAP          08/01/11

    132      Cochrane Plaza                     Fixed     Actual/360     Balloon    12/22/00       NAP          01/01/11
    133      Lowe's Home Improvement            Fixed     Actual/360     Balloon    04/18/01       NAP          05/01/11
             Warehouse
    134      Millennium II Office Building      Fixed     Actual/360     Balloon    05/30/01       NAP          06/01/11
    137      Shadow Lakes Apartments            Fixed     Actual/360     Balloon    05/09/01       NAP          06/01/11
    138      Medical Center West                Fixed     Actual/360     Balloon    09/19/01       NAP          10/01/11
    139      Willow Grove Office Mews           Fixed     Actual/360     Balloon    09/10/01       NAP          10/01/08

                                     B-1B-5

                                                               CROSS
                                                             COLLATER-
                                                               ALIZED
                                               CROSS          MORTGAGE
                                             COLLATER-       LOAN GROUP
                                               ALIZED        AGGREGATE
                                             (MORTGAGE      CUT-OFF DATE                      ORIGINAL                  MASTER
  CONTROL                                       LOAN         PRINCIPAL         OWNERSHIP      PRINCIPAL    MORTGAGE    SERVICING
  NUMBER          LOAN/PROPERTY NAME           GROUP)         BALANCE          INTEREST        BALANCE       RATE      FEE RATE
  ------     -----------------------          --------       ----------      -----------     ----------    --------    ----------
    142      1698 Vierling Drive East            No          6,914,534        Fee Simple      6,934,000     7.8900%     0.0625%
    144      Cherry Hill Office Mews             No          6,741,365        Fee Simple      6,750,000     7.5000%     0.0625%
    146      Freeport Distribution               No          6,519,901        Fee Simple      6,538,000     7.9400%     0.0925%
    149      5900 Sepulveda Boulevard            No          6,249,297        Fee Simple      6,296,500     8.2300%     0.0925%
             Office Building
    152      Nexus and Valencia Shopping         No          5,855,649        Fee Simple      5,864,000     7.0700%     0.0625%
             Center
    155      331-335 Putnam Avenue &             No          5,175,647        Fee Simple      5,207,000     7.7500%     0.0625%
             320-366 River Street
    156      Churchill Village Apartments        No          5,138,996        Fee Simple      5,150,000     7.2810%     0.0625%
    157      Sierra College Self Storage         No          4,993,158        Fee Simple      5,000,000     7.2320%     0.0625%
    160      Holiday Inn Asheville Airport       No          4,732,448         Leasehold      4,750,000     8.1400%     0.1325%
    161      Princeton Belvidere                 No          4,729,348        Fee Simple      4,740,000     7.0600%     0.1225%
    163      Hometown Square                     No          4,643,570        Fee Simple      4,650,000     7.1900%     0.0925%
    164      Albemarle Crossing               Yes (X2)       4,574,833        Fee Simple      2,470,000     7.2900%     0.1325%
    165      Hannaford Ground Lease at        Yes (X2)       4,574,833        Fee Simple      2,117,000     7.5600%     0.1325%
             Albemarle Crossing
    167      678 Massachusetts Avenue            No          4,289,399        Fee Simple      4,300,000     7.6700%     0.0625%
    168      Palomar Commerce Center             No          4,243,903        Fee Simple      4,250,000     7.0400%     0.0925%
    171      Mt. Morris Plaza                    No          3,996,753        Fee Simple      4,000,000     7.0500%     0.0625%
    172      Durango Mini-Storage &              No          3,991,452        Fee Simple      4,000,000     7.3500%     0.0925%
             Charleston West Mini-Storage
    173      Via Verde Plaza                     No          3,889,830        Fee Simple      3,900,000     7.4500%     0.0625%
    174      Northlake Quadrangle                No          3,886,643        Fee Simple      3,900,000     7.9900%     0.0625%
    175      550-560 Sutter Street               No          3,872,584        Fee Simple      3,900,000     8.1000%     0.0625%
    176      Aliso Viejo Town                    No          3,871,611        Fee Simple      3,900,000     7.6700%     0.0625%
             Center-Building #7


                                                        INTEREST                            ANTICIPATED     SCHEDULED
  CONTROL                                    RATE       ACCRUAL        LOAN        NOTE      REPAYMENT       MATURITY
  NUMBER          LOAN/PROPERTY NAME         TYPE        METHOD        TYPE        DATE         DATE           DATE
  ------    ------------------------         -----     ----------     -------    -------    -----------      ---------
    142      1698 Vierling Drive East        Fixed     Actual/360     Balloon    06/08/01       NAP          07/01/11
    144      Cherry Hill Office Mews         Fixed     Actual/360     Balloon    09/10/01       NAP          10/01/08
    146      Freeport Distribution           Fixed     Actual/360     Balloon    06/12/01       NAP          07/01/11
    149      5900 Sepulveda Boulevard        Fixed     Actual/360     Balloon    10/17/00       NAP          11/01/10
             Office Building
    152      Nexus and Valencia Shopping     Fixed     Actual/360     Balloon    09/28/01       NAP          10/01/11
             Center
    155      331-335 Putnam Avenue &         Fixed     Actual/360       ARD      05/23/01     06/01/11       06/01/21
             320-366 River Street
    156      Churchill Village Apartments    Fixed     Actual/360     Balloon    08/07/01       NAP          09/01/11
    157      Sierra College Self Storage     Fixed     Actual/360     Balloon    09/07/01       NAP          10/01/11
    160      Holiday Inn Asheville Airport   Fixed     Actual/360     Balloon    07/16/01       NAP          08/01/11
    161      Princeton Belvidere             Fixed     Actual/360     Balloon    08/24/01       NAP          09/01/11
    163      Hometown Square                 Fixed     Actual/360     Balloon    09/04/01       NAP          10/01/11
    164      Albemarle Crossing              Fixed     Actual/360     Balloon    09/28/01       NAP          10/01/11
    165      Hannaford Ground Lease at       Fixed     Actual/360     Balloon    09/28/01       NAP          10/01/11
             Albemarle Crossing
    167      678 Massachusetts Avenue        Fixed     Actual/360     Balloon    07/13/01       NAP          08/01/11
    168      Palomar Commerce Center         Fixed     Actual/360     Balloon    09/04/01       NAP          10/01/11
    171      Mt. Morris Plaza                Fixed     Actual/360     Balloon    10/03/01       NAP          11/01/11
    172      Durango Mini-Storage &          Fixed     Actual/360     Balloon    09/10/01       NAP          10/01/11
             Charleston West Mini-Storage
    173      Via Verde Plaza                 Fixed     Actual/360     Balloon    07/31/01       NAP          08/01/11
    174      Northlake Quadrangle            Fixed     Actual/360     Balloon    05/31/01       NAP          06/01/11
    175      550-560 Sutter Street           Fixed     Actual/360     Balloon    11/02/00       NAP          12/01/10
    176      Aliso Viejo Town                Fixed     Actual/360     Balloon    12/26/00       NAP          01/01/11
             Center-Building #7

                                     B-1B-6

                                                               CROSS
                                                             COLLATER-
                                                               ALIZED
                                               CROSS          MORTGAGE
                                             COLLATER-       LOAN GROUP
                                               ALIZED        AGGREGATE
                                             (MORTGAGE      CUT-OFF DATE                      ORIGINAL                  MASTER
  CONTROL                                       LOAN         PRINCIPAL         OWNERSHIP      PRINCIPAL    MORTGAGE    SERVICING
  NUMBER          LOAN/PROPERTY NAME           GROUP)         BALANCE          INTEREST        BALANCE       RATE      FEE RATE
  ------     -----------------------          --------       ----------      -----------     ----------    --------    ----------
    180      1770 North Milwaukee Avenue         No          3,448,948        Fee Simple      3,463,000     7.8400%     0.0625%
    181      64th Street and Greenway Road       No          3,345,549        Fee Simple      3,350,000     7.3500%     0.0625%
    184      Evanston Northwestern Ground        No          3,200,000        Fee Simple      3,200,000     7.1500%     0.0625%
             Lease
    185      Main Street Village Office          No          3,195,843        Fee Simple      3,200,000     7.4400%     0.0625%
             Building
    187      Fairmount Greens Apartments         No          3,115,303        Fee Simple      3,120,000     6.8400%     0.0625%
    188      Jackson Square Shopping             No          2,996,162        Fee Simple      3,000,000     7.5000%     0.0925%
             Center
    190      23133 Hawthorne Boulevard           No          2,984,066        Fee Simple      3,000,000     7.4300%     0.0625%
    191      Park 2000 - Building K           Yes (X3)       2,977,081         Leasehold      1,818,000     7.6650%     0.0625%
    192      Park 2000 - Building H           Yes (X3)       2,977,081         Leasehold      1,168,000     7.6650%     0.0625%
    194      Russell Mini Storage                No          2,644,923        Fee Simple      2,662,500     8.0000%     0.0625%
    196      150-170 Professional Center         No          2,579,314        Fee Simple      2,600,000     7.9900%     0.0625%
             Drive
    197      9, 9A & 0 Summit Avenue             No          2,554,415        Fee Simple      2,560,000     7.1900%     0.1225%
    200      Newport Avenue Plaza                No          2,491,383        Fee Simple      2,500,000     7.9660%     0.1225%
    202      Shoal Creek Mall Shopping           No          2,300,601        Fee Simple      2,310,000     7.8300%     0.0625%
             Center
    207      Holiday Inn Stillwater              No          1,990,243        Fee Simple      2,000,000     8.8100%     0.0925%
    209      943-955 North McLean                No          1,795,129        Fee Simple      1,800,000     8.0200%     0.0625%
             Boulevard
    210      Holiday Inn Ponca City              No          1,791,219        Fee Simple      1,800,000     8.8100%     0.0925%
    212      Eaglepointe Office Building         No          1,697,814        Fee Simple      1,700,000     7.4800%     0.0625%
    213      Plaza on Shea                       No          1,689,164        Fee Simple      1,694,000     7.8300%     0.0625%

                                                        INTEREST                            ANTICIPATED     SCHEDULED
  CONTROL                                    RATE       ACCRUAL        LOAN        NOTE      REPAYMENT       MATURITY
  NUMBER          LOAN/PROPERTY NAME         TYPE        METHOD        TYPE        DATE         DATE           DATE
  ------    ------------------------         -----     ----------     -------    -------    -----------      ---------
    180      1770 North Milwaukee Avenue     Fixed     Actual/360     Balloon    05/01/01       NAP          05/01/11
    181      64th Street and Greenway Road   Fixed     Actual/360     Balloon    09/27/01       NAP          10/01/11
    184      Evanston Northwestern Ground    Fixed     Actual/360     Interest   06/14/01       NAP          07/01/11
             Lease                                                     Only
    185      Main Street Village Office      Fixed     Actual/360     Balloon    09/28/01       NAP          10/01/11
             Building
    187      Fairmount Greens Apartments     Fixed     Actual/360     Balloon    09/18/01       NAP          10/01/11
    188      Jackson Square Shopping         Fixed     Actual/360     Balloon    09/24/01       NAP          10/01/11
             Center
    190      23133 Hawthorne Boulevard       Fixed     Actual/360     Balloon    03/15/01       NAP          04/01/11
    191      Park 2000 - Building K          Fixed     Actual/360     Balloon    06/26/01       NAP          07/01/11
    192      Park 2000 - Building H          Fixed     Actual/360     Balloon    06/26/01       NAP          07/01/11
    194      Russell Mini Storage            Fixed     Actual/360     Balloon    04/25/01       NAP          05/01/11
    196      150-170 Professional Center     Fixed     Actual/360     Balloon    10/26/00       NAP          11/01/10
             Drive
    197      9, 9A & 0 Summit Avenue         Fixed     Actual/360     Balloon    08/20/01       NAP          09/01/11
    200      Newport Avenue Plaza            Fixed     Actual/360     Balloon    05/18/01       NAP          06/01/11
    202      Shoal Creek Mall Shopping       Fixed     Actual/360     Balloon    04/27/01       NAP          05/01/11
             Center
    207      Holiday Inn Stillwater          Fixed     Actual/360     Balloon    05/18/01       NAP          06/01/11
    209      943-955 North McLean            Fixed     Actual/360     Balloon    06/15/01       NAP          07/01/11
             Boulevard
    210      Holiday Inn Ponca City          Fixed     Actual/360     Balloon    05/18/01       NAP          06/01/11
    212      Eaglepointe Office Building     Fixed     Actual/360     Balloon    09/07/01       NAP          10/01/11
    213      Plaza on Shea                   Fixed     Actual/360     Balloon    06/04/01       NAP          07/01/11

                                     B-1B-7

                                                               CROSS
                                                             COLLATER-
                                                               ALIZED
                                               CROSS          MORTGAGE
                                             COLLATER-       LOAN GROUP
                                               ALIZED        AGGREGATE
                                             (MORTGAGE      CUT-OFF DATE                      ORIGINAL                  MASTER
  CONTROL                                       LOAN         PRINCIPAL         OWNERSHIP      PRINCIPAL    MORTGAGE    SERVICING
  NUMBER          LOAN/PROPERTY NAME           GROUP)         BALANCE          INTEREST        BALANCE       RATE      FEE RATE
  ------     -----------------------          --------       ----------      -----------     ----------    --------    ----------
    214      Woodward Heights Manor              No          1,671,518        Fee Simple      1,675,000     7.4000%     0.0625%
             Apartments
    217      McMahon Medical Office              No          1,470,612        Fee Simple      1,475,000     7.6800%     0.0625%
             Building
    220      Pinnacle Peak Road and 39th         No          1,338,170        Fee Simple      1,340,000     7.2400%     0.0625%
             Drive
    223      Storage Inn                         No          1,261,572        Fee Simple      1,267,500     7.9720%     0.0625%
    229      Valley View Twain Shopping          No          1,000,000        Fee Simple      1,000,000     7.8100%     0.0625%
             Center and Billboard Site
    237      2436 East Indian School Road        No           533,354         Fee Simple       534,000      7.7200%     0.0625%

                                                       INTEREST                            ANTICIPATED     SCHEDULED
  CONTROL                                   RATE       ACCRUAL        LOAN        NOTE      REPAYMENT       MATURITY
  NUMBER         LOAN/PROPERTY NAME         TYPE        METHOD        TYPE        DATE         DATE           DATE
  ------   ------------------------         -----     ----------     -------    -------    -----------      ---------
    214     Woodward Heights Manor          Fixed     Actual/360     Balloon    08/31/01       NAP          09/01/11
            Apartments
    217     McMahon Medical Office          Fixed     Actual/360     Balloon    06/21/01       NAP          07/01/11
            Building
    220     Pinnacle Peak Road and 39th     Fixed     Actual/360     Balloon    09/27/01       NAP          10/01/11
            Drive
    223     Storage Inn                     Fixed     Actual/360     Balloon    06/14/01       NAP          07/01/11
    229     Valley View Twain Shopping      Fixed     Actual/360     Balloon    12/13/01       NAP          04/01/11
            Center and Billboard Site
    237     2436 East Indian School Road    Fixed     Actual/360     Balloon    09/27/01       NAP          10/01/11


PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

                                                               CROSS
                                                             COLLATER-
                                                               ALIZED
                                               CROSS          MORTGAGE
                                             COLLATER-       LOAN GROUP
                                               ALIZED        AGGREGATE
                                             (MORTGAGE      CUT-OFF DATE                      ORIGINAL                  MASTER
  CONTROL                                       LOAN         PRINCIPAL         OWNERSHIP      PRINCIPAL    MORTGAGE    SERVICING
  NUMBER          LOAN/PROPERTY NAME           GROUP)         BALANCE          INTEREST        BALANCE       RATE      FEE RATE
  ------     -----------------------          --------       ----------      -----------     ----------    --------    ----------
   101b         Birch Run Outlet Center          No          12,891,504       Fee Simple     12,917,949     7.4660%     0.0625%
                   (Junior Portion)

                                                       INTEREST                            ANTICIPATED     SCHEDULED
  CONTROL                                   RATE       ACCRUAL        LOAN        NOTE      REPAYMENT       MATURITY
  NUMBER         LOAN/PROPERTY NAME         TYPE        METHOD        TYPE        DATE         DATE           DATE
  ------   ------------------------         -----     ----------     -------    -------    -----------      ---------
   101b        Birch Run Outlet Center      Fixed     Actual/360    Balloon    08/16/01        NAP          09/01/11
                  (Junior Portion)


                                     B-1B-8

                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ---------------       ------------       -------------
      101a      Birch Run Outlet Center (Senior Portion)               279,326.94              120                360

       102      Phoenix Marriott                                       285,702.95              120                240

       103      Imperial Apartments                                    217,623.97(a)           120                360

       104      Pacific Plaza at Torrey Hills                          202,717.97              120                360

       108      Metro Park Office Building                             126,236.72              120                360

       109      Hilton Garden Inn                                      138,259.83              120                300

       113      Lakeshore Marketplace Shopping Center                  113,439.59              120                360

       115      Paramus Plaza                                          104,471.63              120                360

       120      Holiday Inn Hotel and Resort - Tewksbury                98,276.23              120                240

       121      Muir Station Shopping Center                            69,534.59              120                360

       124      Raymour & Flanigan Plaza                                71,404.30              120                360

       125      Culver City Self Storage                                70,804.99              120                360

       128      Euclid Business Center                                  65,836.51              120                360

       129      4300 Sprint Boulevard Northeast                         62,043.53              120                360

       132      Cochrane Plaza                                          57,288.51               120                360

       133      Lowe's Home Improvement Warehouse                       55,383.35              120                360

       134      Millennium II Office Building                           58,488.81              120                360


                                                                                  STATED
                                                          REMAINING TERM         REMAINING       CUT-OFF DATE
     CONTROL                                               TO MATURITY/        AMORTIZATION       PRINCIPAL      LOAN BALANCE AT
     NUMBER             LOAN / PROPERTY NAME               ARD (MONTHS)        TERM (MONTHS)       BALANCE        MATURITY/ARD
     ------     ----------------------------------------   ------------        -------------    -------------    ---------------
      101a      Birch Run Outlet Center (Senior Portion)        117                 357         40,000,000.00     35,370,807.03

       102      Phoenix Marriott                                116                 236         33,783,971.92     24,027,771.58

       103      Imperial Apartments                             119                 360         32,000,000.00     29,098,552.16

       104      Pacific Plaza at Torrey Hills                   118                 358         29,361,014.30     25,876,652.04

       108      Metro Park Office Building                      118                 358         18,479,790.64     16,242,285.02

       109      Hilton Garden Inn                               115                 295         17,915,341.54     14,814,367.80

       113      Lakeshore Marketplace Shopping Center           116                 356         15,953,337.86     14,179,475.60

       115      Paramus Plaza                                   118                 358         14,980,614.64     13,236,566.80

       120      Holiday Inn Hotel and Resort - Tewksbury        118                 238         12,079,117.93      8,423,656.46

       121      Muir Station Shopping Center                    117                 357         10,396,423.26      9,092,515.04

       124      Raymour & Flanigan Plaza                        115                 355          9,871,661.40      8,816,280.69

       125      Culver City Self Storage                        115                 355          9,821,530.57      8,764,272.23

       128      Euclid Business Center                          116                 356          9,425,438.21      8,339,996.35

       129      4300 Sprint Boulevard Northeast                 116                 356          8,731,253.70      7,759,110.38

       132      Cochrane Plaza                                  109                 349          8,202,054.12      7,283,110.88

       133      Lowe's Home Improvement Warehouse               113                 353          8,160,140.72      7,180,291.03

       134      Millennium II Office Building                   114                 354          8,023,713.11      7,182,428.98

                                     B-1B-9

                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ---------------       ------------       -------------
       137      Shadow Lakes Apartments                                51,200.77               120                360

       138      Medical Center West                                    51,167.31               120                360

       139      Willow Grove Office Mews                               49,294.62               84                 360

       142      1698 Vierling Drive East                               50,348.52               120                360

       144      Cherry Hill Office Mews                                47,196.98               84                 360

       146      Freeport Distribution                                  47,700.34               120                360

       149      5900 Sepulveda Boulevard Office Building               47,215.00               120                360

       152      Nexus and Valencia Shopping Center                     39,289.40               120                360

       155      331-335 Putnam Avenue & 320-366 River Street           39,329.97               120                300

       156      Churchill Village Apartments                           35,240.43               120                360

       157      Sierra College Self Storage                            34,047.79               120                360

       160      Holiday Inn Asheville Airport                          37,102.89               120                300

       161      Princeton Belvidere                                    31,726.57               120                360

       163      Hometown Square                                        31,532.18               120                360

       164      Albemarle Crossing                                     16,916.82               120                360

                Hannaford Ground Lease at Albemarle
       165      Crossing                                               17,963.70               120                216

       167      678 Massachusetts Avenue                               30,568.35               120                360

                                                                                      STATED
                                                               REMAINING TERM        REMAINING       CUT-OFF DATE
     CONTROL                                                   TO MATURITY/        AMORTIZATION       PRINCIPAL      LOAN BALANCE AT
     NUMBER                     LOAN / PROPERTY NAME           ARD (MONTHS)        TERM (MONTHS)       BALANCE        MATURITY/ARD
     ------       ----------------------------------------     ------------        -------------    -------------    ---------------
       137        Shadow Lakes Apartments                      114                 354          7,370,440.78     6,519,463.99

       138        Medical Center West                          118                 358          7,315,605.32     6,468,742.35

       139        Willow Grove Office Mews                     82                  358          7,040,980.99     6,543,075.82

       142        1698 Vierling Drive East                     115                 355          6,914,534.20     6,185,449.57

       144        Cherry Hill Office Mews                      82                  358          6,741,364.77     6,264,646.69

       146        Freeport Distribution                        115                 355          6,519,901.24     5,839,230.00

       149        5900 Sepulveda Boulevard Office Building     107                 347          6,249,296.69     5,659,332.62

       152        Nexus and Valencia Shopping Center           118                 358          5,855,649.15     5,122,909.48

       155        331-335 Putnam Avenue & 320-366 River Str    114                 294          5,175,647.49     4,260,599.37

       156        Churchill Village Apartments                 117                 357          5,138,995.85     4,523,345.36

       157        Sierra College Self Storage                  118                 358          4,993,157.99     4,386,582.06

       160        Holiday Inn Asheville Airport                116                 296          4,732,447.54     3,930,558.78

       161        Princeton Belvidere                          117                 357          4,729,347.67     4,139,402.61

       163        Hometown Square                              118                 358          4,643,570.42     4,075,086.51

       164        Albemarle Crossing                           118                 358          2,466,668.46     2,170,211.32

                  Hannaford Ground Lease at Albemarle
       165        Crossing                                     118                 214          2,108,165.02     1,320,659.09

       167        678 Massachusetts Avenue                     116                 356          4,289,399.17     3,814,569.49

                                    B-1B-10

                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ---------------       ------------       -------------
       168      Palomar Commerce Center                                28,389.62               120                360

       171      Mt. Morris Plaza                                       26,746.55               120                360

       172      Durango Mini-Storage & Charleston                      29,170.48               120                300
                West Mini-Storage
       173      Via Verde Plaza                                        27,135.96               120                360

       174      Northlake Quadrangle                                   28,589.64               120                360

       175      550-560 Sutter Street                                  28,889.16               120                360

       176      Aliso Viejo Town Center-Building # 7                   27,724.78               120                360

       180      1770 North Milwaukee Avenue                            25,025.08               120                360

       181      64th Street and Greenway Road                          23,080.57               120                360

       184      Evanston Northwestern Ground Lease                    19,331.48(b)             120           Interest Only

       185      Main Street Village Office Building                    22,243.54               120                360

       187      Fairmount Greens Apartments                            20,423.27               120                360

       188      Jackson Square Shopping Center                         20,976.44               120                360

       190      23133 Hawthorne Boulevard                              20,832.83               120                360

       191      Park 2000 - Building K                                 12,917.75               120                360

       192      Park 2000 - Building H                                  8,299.19               120                360

       194      Russell Mini Storage                                   20,549.61               120                300

                                                                                      STATED
                                                              REMAINING TERM         REMAINING       CUT-OFF DATE
     CONTROL                                                   TO MATURITY/        AMORTIZATION       PRINCIPAL      LOAN BALANCE AT
     NUMBER                   LOAN / PROPERTY NAME             ARD (MONTHS)        TERM (MONTHS)       BALANCE        MATURITY/ARD
     ------     ----------------------------------------      --------------       -------------    -------------     --------------
       168      Palomar Commerce Center                             118                 358          4,243,903.14     3,709,954.37

       171      Mt. Morris Plaza                                    119                 359          3,996,753.45     3,492,125.21

       172      Durango Mini-Storage & Charleston                   118                 298          3,991,452.10     3,233,861.91
                West Mini-Storage
       173      Via Verde Plaza                                     116                 356          3,889,830.06     3,440,774.49

       174      Northlake Quadrangle                                114                 354          3,886,642.57     3,486,842.14

       175      550-560 Sutter Street                               108                 348          3,872,583.83     3,495,236.90

       176      Aliso Viejo Town Center-Building # 7                109                 349          3,871,610.76     3,458,614.99

       180      1770 North Milwaukee Avenue                         113                 353          3,448,948.14     3,085,541.29

       181      64th Street and Greenway Road                       118                 358          3,345,548.82     2,947,927.72

       184      Evanston Northwestern Ground Lease                  115            Interest Only     3,200,000.00     3,200,000.00

       185      Main Street Village Office Building                 118                 358          3,195,843.45     2,822,375.13

       187      Fairmount Greens Apartments                         118                 358          3,115,302.60     2,709,064.02

       188      Jackson Square Shopping Center                      118                 358          2,996,162.11     2,649,978.95

       190      23133 Hawthorne Boulevard                           112                 352          2,984,066.04     2,645,603.12

       191      Park 2000 - Building K                              115                 355          1,812,570.01     1,612,844.82

       192      Park 2000 - Building H                              115                 355          1,164,511.44     1,036,195.59

       194      Russell Mini Storage                                113                 293          2,644,923.36     2,194,946.23

                                    B-1B-11


                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ----------------      -------------      --------------
       196      150-170 Professional Center Drive                      19,059.76               120                360

       197      9, 9A & 0 Summit Avenue                                17,359.65               120                360

       200      Newport Avenue Plaza                                   18,284.89               120                360

       202      Shoal Creek Mall Shopping Center                       16,677.01               120                360

       207      Holiday Inn Stillwater                                 16,524.48               120                300

       209      943-955 North McLean Boulevard                         13,232.87               120                360

       210      Holiday Inn Ponca City                                 14,872.03               120                300

       212      Eaglepointe Office Building                            11,863.37               120                360

       213      Plaza on Shea                                          12,229.81               120                360

       214      Woodward Heights Manor Apartments                      11,597.36               120                360

       217      McMahon Medical Office Building                        10,495.82               120                360

       220      Pinnacle Peak Road and 39th Drive                       9,132.08               120                360

       223      Storage Inn                                             9,759.27               120                300

                                                                                      STATED
                                                              REMAINING TERM         REMAINING       CUT-OFF DATE
     CONTROL                                                   TO MATURITY/        AMORTIZATION       PRINCIPAL      LOAN BALANCE AT
     NUMBER                   LOAN / PROPERTY NAME             ARD (MONTHS)        TERM (MONTHS)       BALANCE        MATURITY/ARD
     ------     ----------------------------------------       ------------        -------------    -------------    ---------------
       196      150-170 Professional Center Drive                   107                 347          2,579,314.48     2,323,761.72

       197      9, 9A & 0 Summit Avenue                             117                 357          2,554,414.60     2,243,225.91

       200      Newport Avenue Plaza                                114                 354          2,491,382.86     2,233,874.74

       202      Shoal Creek Mall Shopping Center                    113                 353          2,300,601.16     2,057,715.40

       207      Holiday Inn Stillwater                              114                 294          1,990,242.83     1,686,107.24

       209      943-955 North McLean Boulevard                      115                 355          1,795,128.51     1,610,699.25

       210      Holiday Inn Ponca City                              114                 294          1,791,218.56     1,517,496.90

       212      Eaglepointe Office Building                         118                 358          1,697,814.12     1,500,900.99

       213      Plaza on Shea                                       115                 355          1,689,164.35     1,508,929.93

       214      Woodward Heights Manor Apartments                   117                 357          1,671,518.08     1,475,658.46

       217      McMahon Medical Office Building                     115                 355          1,470,612.41     1,309,036.32

       220      Pinnacle Peak Road and 39th Drive                   118                 358          1,338,169.97     1,175,846.01

       223      Storage Inn                                         115                 295          1,261,572.30     1,044,024.21

   FOOTNOTES:

(a) LOAN IS INTEREST ONLY FOR THE FIRST 24 PAYMENTS. FIRST PAYMENT DATE SHOWN IS FIRST IO PAYMENT. MONTHLY DEBT SERVICE PAYMENT SHOWN IS THE FULL P&I AMOUNT.

(b) LOAN IS INTEREST ONLY FOR THE ENTIRE TERM. FIRST PAYMENT DATE SHOWN IS FIRST IO PAYMENT. MONTHLY DEBT SERVICE PAYMENT SHOWN IS THE INTEREST ONLY AMOUNT.

                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ----------------      -------------      --------------
       229      Valley View Twain Shopping Center and Billboard         7,651.95               112                293
                Site
       237      2436 East Indian School Road                            3,814.58               120                360

                                                                                     STATED
                                                                REMAINING TERM       REMAINING       CUT-OFF DATE
     CONTROL                                                     TO MATURITY/      AMORTIZATION       PRINCIPAL      LOAN BALANCE AT
     NUMBER                   LOAN / PROPERTY NAME               ARD (MONTHS)      TERM (MONTHS)       BALANCE        MATURITY/ARD
     ------     ----------------------------------------         ------------      -------------    -------------    ---------------
       229      Valley View Twain Shopping Center and Billboard        112               293          1,000,000.00      826,643.63
                Site
       237      2436 East Indian School Road                           118               358            533,354.45      474,279.09

                                    B-1B-12

                                                                                          ORIGINAL TERM     STATED ORIGINAL
     CONTROL                                                          MONTHLY DEBT        TO MATURITY/       AMORTIZATION
     NUMBER                   LOAN / PROPERTY NAME                  SERVICE PAYMENT       ARD (MONTHS)       TERM (MONTHS)
     ------     ----------------------------------------            ---------------       ------------       -------------

   PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
   ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS
   ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR
   PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

      101b      Birch Run Outlet Center (Junior Portion)                   90,023.61           120                360

                                                                                      STATED
                                                               REMAINING TERM        REMAINING       CUT-OFF DATE
     CONTROL                                                    TO MATURITY/        AMORTIZATION      PRINCIPAL      LOAN BALANCE AT
     NUMBER                  LOAN / PROPERTY NAME               ARD (MONTHS)        TERM (MONTHS)      BALANCE        MATURITY/ARD
     ------        ----------------------------------------    --------------       -------------    ------------    ---------------
      101b         Birch Run Outlet Center (Junior Portion)    117                 357              12,891,504.37    11,399,572.83


                                    B-1B-13



                                                                                        YIELD           YIELD
                                                                                     MAINTENANCE     MAINTENANCE    PREPAYMENT
   CONTROL                                               DEFEASANCE    DEFEASANCE       PERIOD         PERIOD        PENALTY
    NUMBER              LOAN / PROPERTY NAME             START DATE     END DATE      START DATE      END DATE      START DATE
    ------    ----------------------------------------   ----------    ---------      -----------    ----------     -----------
     101a     Birch Run Outlet Center (Senior Portion)    01/01/04      06/30/11         NAP             NAP           NAP
     102      Phoenix Marriott                            01/01/04      04/30/11         NAP             NAP           NAP
     103      Imperial Apartments                           NAP           NAP          01/01/04       07/31/11         NAP
     104      Pacific Plaza at Torrey Hills               01/01/04      06/30/11         NAP             NAP           NAP
     108      Metro Park Office Building                  01/01/04      06/30/11         NAP             NAP           NAP
     109      Hilton Garden Inn                           01/01/04      03/31/11         NAP             NAP           NAP
     113      Lakeshore Marketplace Shopping Center       01/01/04      04/30/11         NAP             NAP           NAP
     115      Paramus Plaza                               01/01/04      06/30/11         NAP             NAP           NAP
     120      Holiday Inn Hotel and Resort - Tewksbury    01/01/04      06/30/11         NAP             NAP           NAP
     121      Muir Station Shopping Center                01/01/04      05/31/11         NAP             NAP           NAP
     124      Raymour & Flanigan Plaza                    01/01/04      03/31/11         NAP             NAP           NAP
     125      Culver City Self Storage                      NAP           NAP          07/01/06       03/31/11         NAP
     128      Euclid Business Center                      01/01/04      04/30/11         NAP             NAP           NAP
     129      4300 Sprint Boulevard Northeast             01/01/04      04/30/11         NAP             NAP           NAP
     132      Cochrane Plaza                              01/01/04      09/30/10         NAP             NAP           NAP
     133      Lowe's Home Improvement Warehouse           01/01/04      01/31/11         NAP             NAP           NAP
     134      Millennium II Office Building               01/01/04      02/28/11         NAP             NAP           NAP
     137      Shadow Lakes Apartments                     01/01/04      02/28/11         NAP             NAP           NAP
     138      Medical Center West                         01/01/04      06/30/11         NAP             NAP           NAP
     139      Willow Grove Office Mews                    01/01/04      06/30/08         NAP             NAP           NAP
     142      1698 Vierling Drive East                    01/01/04      03/31/11         NAP             NAP           NAP
     144      Cherry Hill Office Mews                     01/01/04      06/30/08         NAP             NAP           NAP
     146      Freeport Distribution                       01/01/04      03/31/11         NAP             NAP           NAP
     149      5900 Sepulveda Boulevard Office Building    01/01/04      07/31/10         NAP             NAP           NAP
     152      Nexus and Valencia Shopping Center            NAP           NAP          10/01/06       06/30/11         NAP

                                                                                                          YIELD
                                                                                                       MAINTENANCE
                                                                                                       INTEREST RATE        YIELD
                                                                          YIELD          YIELD          CONVERTED       MAINTENANCE
                                                        PREPAYMENT     MAINTENANCE    MAINTENANCE      TO MONTHLY      INTEREST RATE
   CONTROL                                               PENALTY       CALCULATION      INTEREST        MORTGAGE         REFERENCE
    NUMBER              LOAN / PROPERTY NAME             END DATE        METHOD           RATE            RATE              DATE
    ------    ----------------------------------------  ----------     -----------    -----------      -------------    ------------
     101a     Birch Run Outlet Center (Senior Portion)     NAP             NAP            NAP              NAP              NAP
     102      Phoenix Marriott                             NAP             NAP            NAP              NAP              NAP
     103      Imperial Apartments                          NAP           Type 1      Treasury Flat         Yes            Maturity
     104      Pacific Plaza at Torrey Hills                NAP             NAP            NAP              NAP              NAP
     108      Metro Park Office Building                   NAP             NAP            NAP              NAP              NAP
     109      Hilton Garden Inn                            NAP             NAP            NAP              NAP              NAP
     113      Lakeshore Marketplace Shopping Center        NAP             NAP            NAP              NAP              NAP
     115      Paramus Plaza                                NAP             NAP            NAP              NAP              NAP
     120      Holiday Inn Hotel and Resort - Tewksbury     NAP             NAP            NAP              NAP              NAP
     121      Muir Station Shopping Center                 NAP             NAP            NAP              NAP              NAP
     124      Raymour & Flanigan Plaza                     NAP             NAP            NAP              NAP              NAP
     125      Culver City Self Storage                     NAP           Type 1      Treasury Flat         Yes            Maturity
     128      Euclid Business Center                       NAP             NAP            NAP              NAP              NAP
     129      4300 Sprint Boulevard Northeast              NAP             NAP            NAP              NAP              NAP
     132      Cochrane Plaza                               NAP             NAP            NAP              NAP              NAP
     133      Lowe's Home Improvement Warehouse            NAP             NAP            NAP              NAP              NAP
     134      Millennium II Office Building                NAP             NAP            NAP              NAP              NAP
     137      Shadow Lakes Apartments                      NAP             NAP            NAP              NAP              NAP
     138      Medical Center West                          NAP             NAP            NAP              NAP              NAP
     139      Willow Grove Office Mews                     NAP             NAP            NAP              NAP              NAP
     142      1698 Vierling Drive East                     NAP             NAP            NAP              NAP              NAP
     144      Cherry Hill Office Mews                      NAP             NAP            NAP              NAP              NAP
     146      Freeport Distribution                        NAP             NAP            NAP              NAP              NAP
     149      5900 Sepulveda Boulevard Office Building     NAP             NAP            NAP              NAP              NAP
     152      Nexus and Valencia Shopping Center           NAP           Type 1      Treasury Flat         Yes            Maturity

                                    B-1B-14

                                                                                        YIELD           YIELD
                                                                                     MAINTENANCE     MAINTENANCE    PREPAYMENT
   CONTROL                                               DEFEASANCE    DEFEASANCE       PERIOD         PERIOD        PENALTY
    NUMBER              LOAN / PROPERTY NAME             START DATE     END DATE      START DATE      END DATE      START DATE
    ------    ----------------------------------------   ----------    ---------      -----------    ----------     -----------
     155      331-335 Putnam Avenue & 320-366 River       01/01/04      02/28/11         NAP             NAP           NAP
              Street
     156      Churchill Village Apartments                  NAP           NAP          09/01/06       05/31/11         NAP
     157      Sierra College Self Storage                 01/01/04      06/30/11         NAP             NAP           NAP
     160      Holiday Inn Asheville Airport               01/01/04      04/30/11         NAP             NAP           NAP
     161      Princeton Belvidere                         01/01/04      05/31/11         NAP             NAP           NAP
     163      Hometown Square                             01/01/04      06/30/11         NAP             NAP           NAP
     164      Albemarle Crossing                          01/01/04      06/30/11         NAP             NAP           NAP
     165      Hannaford Ground Lease at Albemarle         01/01/04      06/30/11         NAP             NAP           NAP
              Crossing
     167      678 Massachusetts Avenue                    01/01/04      04/30/11         NAP             NAP           NAP
     168      Palomar Commerce Center                     01/01/04      06/30/11         NAP             NAP           NAP
     171      Mt. Morris Plaza                            01/01/04      07/31/11         NAP             NAP           NAP
     172      Durango Mini-Storage & Charleston  West     01/01/04      06/30/11         NAP             NAP           NAP
              Mini-Storage
     173      Via Verde Plaza                             01/01/04      04/30/11         NAP             NAP           NAP
     174      Northlake Quadrangle                        01/01/04      02/28/11         NAP             NAP           NAP
     175      550-560 Sutter Street                       01/01/04      08/31/10         NAP             NAP           NAP
     176      Aliso Viejo Town Center-Building # 7        01/01/04      09/30/10         NAP             NAP           NAP
     180      1770 North Milwaukee Avenue                 01/01/04      01/31/11         NAP             NAP           NAP
     181      64th Street and Greenway Road                 NAP           NAP          10/01/06       06/30/11         NAP
     184      Evanston Northwestern Ground Lease          01/01/04      03/31/11         NAP             NAP           NAP
     185      Main Street Village Office Building         01/01/04      06/30/11         NAP             NAP           NAP
     187      Fairmount Greens Apartments                 01/01/04      06/30/11         NAP             NAP           NAP
     188      Jackson Square Shopping Center              01/01/04      06/30/11         NAP             NAP           NAP
     190      23133 Hawthorne Boulevard                   01/01/04      12/31/10         NAP             NAP           NAP
     191      Park 2000 - Building K                      01/01/04      03/31/11         NAP             NAP           NAP

                                                                                                          YIELD
                                                                                                       MAINTENANCE
                                                                                                      INTEREST RATE        YIELD
                                                                          YIELD          YIELD          CONVERTED       MAINTENANCE
                                                         PREPAYMENT    MAINTENANCE    MAINTENANCE      TO MONTHLY      INTEREST RATE
   CONTROL                                                PENALTY      CALCULATION      INTEREST        MORTGAGE         REFERENCE
    NUMBER              LOAN / PROPERTY NAME              END DATE       METHOD           RATE            RATE              DATE
    ------    ----------------------------------------   ----------    -----------    -----------      -------------    ------------
     155      331-335 Putnam Avenue & 320-366 River         NAP            NAP            NAP              NAP              NAP
              Street
     156      Churchill Village Apartments                  NAP          Type 1      Treasury Flat         No             Maturity
     157      Sierra College Self Storage                   NAP            NAP            NAP              NAP              NAP
     160      Holiday Inn Asheville Airport                 NAP            NAP            NAP              NAP              NAP
     161      Princeton Belvidere                           NAP            NAP            NAP              NAP              NAP
     163      Hometown Square                               NAP            NAP            NAP              NAP              NAP
     164      Albemarle Crossing                            NAP            NAP            NAP              NAP              NAP
     165      Hannaford Ground Lease at Albemarle           NAP            NAP            NAP              NAP              NAP
              Crossing
     167      678 Massachusetts Avenue                      NAP            NAP            NAP              NAP              NAP
     168      Palomar Commerce Center                       NAP            NAP            NAP              NAP              NAP
     171      Mt. Morris Plaza                              NAP            NAP            NAP              NAP              NAP
     172      Durango Mini-Storage & Charleston  West       NAP            NAP            NAP              NAP              NAP
              Mini-Storage
     173      Via Verde Plaza                               NAP            NAP            NAP              NAP              NAP
     174      Northlake Quadrangle                          NAP            NAP            NAP              NAP              NAP
     175      550-560 Sutter Street                         NAP            NAP            NAP              NAP              NAP
     176      Aliso Viejo Town Center-Building # 7          NAP            NAP            NAP              NAP              NAP
     180      1770 North Milwaukee Avenue                   NAP            NAP            NAP              NAP              NAP
     181      64th Street and Greenway Road                 NAP          Type 1      Treasury Flat         Yes            Maturity
     184      Evanston Northwestern Ground Lease            NAP            NAP            NAP              NAP              NAP
     185      Main Street Village Office Building           NAP            NAP            NAP              NAP              NAP
     187      Fairmount Greens Apartments                   NAP            NAP            NAP              NAP              NAP
     188      Jackson Square Shopping Center                NAP            NAP            NAP              NAP              NAP
     190      23133 Hawthorne Boulevard                     NAP            NAP            NAP              NAP              NAP
     191      Park 2000 - Building K                        NAP            NAP            NAP              NAP              NAP

                                     B-1B-15

                                                                                        YIELD           YIELD
                                                                                     MAINTENANCE     MAINTENANCE    PREPAYMENT
   CONTROL                                               DEFEASANCE    DEFEASANCE       PERIOD         PERIOD        PENALTY
    NUMBER              LOAN / PROPERTY NAME             START DATE     END DATE      START DATE      END DATE      START DATE
    ------    ----------------------------------------   ----------    ---------      -----------    ----------     -----------
     192      Park 2000 - Building H                      01/01/04      03/31/11         NAP             NAP           NAP
     194      Russell Mini Storage                        01/01/04      01/31/11         NAP             NAP           NAP
     196      150-170 Professional Center Drive           01/01/04      07/31/10         NAP             NAP           NAP
     197      9, 9A & 0 Summit Avenue                     01/01/04      05/31/11         NAP             NAP           NAP
     200      Newport Avenue Plaza                        01/01/04      02/28/11         NAP             NAP           NAP
     202      Shoal Creek Mall Shopping Center              NAP           NAP          05/01/06       01/31/11         NAP
     207      Holiday Inn Stillwater                      01/01/04      02/28/11         NAP             NAP           NAP
     209      943-955 North McLean Boulevard              01/01/04      03/31/11         NAP             NAP           NAP
     210      Holiday Inn Ponca City                      01/01/04      02/28/11         NAP             NAP           NAP
     212      Eaglepointe Office Building                   NAP           NAP          10/01/06       06/30/11         NAP
     213      Plaza on Shea                               01/01/04      03/31/11         NAP             NAP           NAP
     214      Woodward Heights Manor Apartments           01/01/04      05/31/11         NAP             NAP           NAP
     217      McMahon Medical Office Building             01/01/04      03/31/11         NAP             NAP           NAP
     220      Pinnacle Peak Road and 39th Drive             NAP           NAP          10/01/06       06/30/11         NAP
     223      Storage Inn                                 01/01/04      03/31/11         NAP             NAP           NAP
     229      Valley View Twain Shopping Center and       01/01/04      12/31/10         NAP             NAP           NAP
              Billboard Site
     237      2436 East Indian School Road                  NAP           NAP          10/01/06       06/30/11         NAP

                                                                                                          YIELD
                                                                                                       MAINTENANCE
                                                                                                      INTEREST RATE        YIELD
                                                                          YIELD          YIELD          CONVERTED       MAINTENANCE
                                                        PREPAYMENT     MAINTENANCE    MAINTENANCE      TO MONTHLY      INTEREST RATE
   CONTROL                                               PENALTY       CALCULATION      INTEREST        MORTGAGE         REFERENCE
    NUMBER              LOAN / PROPERTY NAME             END DATE        METHOD           RATE            RATE              DATE
    ------    ----------------------------------------  ----------     -----------    -----------      -------------    ------------
     192      Park 2000 - Building H                       NAP             NAP            NAP              NAP              NAP
     194      Russell Mini Storage                         NAP             NAP            NAP              NAP              NAP
     196      150-170 Professional Center Drive            NAP             NAP            NAP              NAP              NAP
     197      9, 9A & 0 Summit Avenue                      NAP             NAP            NAP              NAP              NAP
     200      Newport Avenue Plaza                         NAP             NAP            NAP              NAP              NAP
     202      Shoal Creek Mall Shopping Center             NAP           Type 1      Treasury Flat         Yes            Maturity
     207      Holiday Inn Stillwater                       NAP             NAP            NAP              NAP              NAP
     209      943-955 North McLean Boulevard               NAP             NAP            NAP              NAP              NAP
     210      Holiday Inn Ponca City                       NAP             NAP            NAP              NAP              NAP
     212      Eaglepointe Office Building                  NAP           Type 1      Treasury Flat         Yes            Maturity
     213      Plaza on Shea                                NAP             NAP            NAP              NAP              NAP
     214      Woodward Heights Manor Apartments            NAP             NAP            NAP              NAP              NAP
     217      McMahon Medical Office Building              NAP             NAP            NAP              NAP              NAP
     220      Pinnacle Peak Road and 39th Drive            NAP           Type 1      Treasury Flat         Yes            Maturity
     223      Storage Inn                                  NAP             NAP            NAP              NAP              NAP
     229      Valley View Twain Shopping Center and        NAP             NAP            NAP              NAP              NAP
              Billboard Site
     237      2436 East Indian School Road                 NAP           Type 1      Treasury Flat         Yes            Maturity


PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

                                                                                        YIELD           YIELD
                                                                                     MAINTENANCE     MAINTENANCE    PREPAYMENT
   CONTROL                                               DEFEASANCE    DEFEASANCE       PERIOD         PERIOD        PENALTY
    NUMBER              LOAN / PROPERTY NAME             START DATE     END DATE      START DATE      END DATE      START DATE
    ------    ----------------------------------------   ----------    ---------      -----------    ----------     -----------
     101b     Birch Run Outlet Center (Junior Portion)    01/01/04      06/30/11          NAP             NAP           NAP


                                                                                                          YIELD
                                                                                                       MAINTENANCE
                                                                                                      INTEREST RATE        YIELD
                                                                          YIELD          YIELD          CONVERTED       MAINTENANCE
                                                        PREPAYMENT     MAINTENANCE    MAINTENANCE      TO MONTHLY      INTEREST RATE
   CONTROL                                               PENALTY       CALCULATION      INTEREST        MORTGAGE         REFERENCE
    NUMBER              LOAN / PROPERTY NAME             END DATE        METHOD           RATE            RATE              DATE
    ------    ----------------------------------------  ----------     -----------    -----------      -------------    ------------
     101b     Birch Run Outlet Center (Junior Portion)      NAP             NAP            NAP              NAP              NAP


                                    B-1B-16

                                  EXHIBIT B-1C

                     SCHEDULE OF AMCC POOLED MORTGAGE LOANS


                             [See Attached Schedule]



                                     B-1C-1

CONTROL
NUMBER        LOAN / PROPERTY NAME                LOAN NUMBER     ORIGINATOR                      PROPERTY ADDRESS
------        --------------------                -----------     ----------                      ----------------
  107     The Marketplace at Palmdale             010-00000688       AMCC       39176 - 39340 10th Street West
  116     2811 Wilshire Boulevard                 010-00000659       AMCC       2811 Wilshire Boulevard
  123     Spring Creek Apartments                 010-00000768       AMCC       2850 Bonanza Road
  140     Agilent Technologies Building           010-00000720       AMCC       4238 Southwest Research Way
  147     Patrice Place Industrial                010-00000766       AMCC       530-550 Patrice Place
  148     Figueroa  Industrial                    010-00000749       AMCC       18093 - 18239 South Figueroa Street
  150     Sunrise Trade Center                    020-00000071       AMCC       2690 Sunrise Boulevard
  154     Longley West Plaza                      010-00000735       AMCC       7671, 7675, 7685 and 7689 South Virginia Street
  166     Promenade At Temecula                   010-00000693       AMCC       40620 & 40688 Winchester Road
  179     Westland Shopping Center                010-00000652       AMCC       1315 West Grand Parkway South
  182     Mountain Park Plaza                     010-00000709       AMCC       510, 602 & 610 East Baseline Road
  186     Santorini at the Park Apartments        010-00000748       AMCC       4902 Aurora Avenue North
  195     Uinta Golf and Ihop Pad Site            010-00000639       AMCC       10855 South State Street
  198     Ventura Commerce Center II              010-00000547       AMCC       4567 Telephone Road and 1711 Wood Place
  199     Willowbrook II                          010-00000706       AMCC       17655 Tomball Parkway
  201     1340 Old Chain Bridge Road              010-00000764       AMCC       1340 Old Chain Bridge Road
  203     Spring Mill Apartments                  010-00000753       AMCC       24, 25, 47, 48, 193, 194, and 215 Bugler's Way
  204     Glyndon Square Shopping Center          010-00000495       AMCC       4820-4888 Butler Road
  206     West Little York Industrial
          Park - Phase 2                          010-00000633       AMCC       11875 West Little York Road
  211     National Tour Building                  010-00000721       AMCC       30222 Esperanza
  215     Aspen Apartments                        010-00000742       AMCC       1411, 1413, 1415, 1421 & 1425 North Liberty Street
  216     Hamilton Fairfax Apartments             010-00000744       AMCC       2106 Fairfax Avenue
  218     Cimmaron Professional Plaza             010-00000758       AMCC       2400 South Cimarron Road
  219     California Creations Building           010-00000538       AMCC       6982 South Quentin Street
  221     Brookside Market /
          Cedar Plaza Portfolio                   010-00000383       AMCC

                                                                                                                   PROPERTY
CONTROL                                                                                              PROPERTY        SIZE
NUMBER        LOAN / PROPERTY NAME                      CITY             STATE      ZIP CODE          SIZE        UNIT TYPE
------        --------------------                      ----             -----      --------          ----        ---------
  107     The Marketplace at Palmdale                 Palmdale             CA          93551         216,381           SF
  116     2811 Wilshire Boulevard                   Santa Monica           CA          90403          97,918           SF
  123     Spring Creek Apartments                     Las Vegas            NV          89101           344           Units
  140     Agilent Technologies Building               Corvallis            OR          97333          60,000           SF
  147     Patrice Place Industrial                   Los Angeles           CA          90248          90,155           SF
  148     Figueroa  Industrial                       Los Angeles           CA          90248          74,520           SF
  150     Sunrise Trade Center                     Rancho Cordova          CA          95742          71,749           SF
  154     Longley West Plaza                            Reno               NV          89511          61,433           SF
  166     Promenade At Temecula                       Temecula             CA          92591          22,228           SF
  179     Westland Shopping Center                      Katy               TX          77494          36,935           SF
  182     Mountain Park Plaza                          Phoenix             AZ          85040          36,860           SF
  186     Santorini at the Park Apartments             Seattle             WA          98103            31           Units
  195     Uinta Golf and Ihop Pad Site                  Sandy              UT          84070          21,960           SF
  198     Ventura Commerce Center II                   Ventura             CA          93003          47,422           SF
  199     Willowbrook II                               Houston             TX          77064          20,974           SF
  201     1340 Old Chain Bridge Road                   McLean              VA          22101          25,831           SF
  203     Spring Mill Apartments                   Falling Waters          WV          25419            56           Units
                                                      District
  204     Glyndon Square Shopping Center               Glyndon             MD          21071          29,857           SF
  206     West Little York Industrial
          Park - Phase 2                               Houston             TX          77041          57,600           SF
  211     National Tour Building                    Rancho Santa           CA          92688          22,840           SF
                                                      Margarita
  215     Aspen Apartments                              Boise              ID          83704            45           Units
  216     Hamilton Fairfax Apartments                 Nashville            TN          37212            24           Units
  218     Cimmaron Professional Plaza                 Las Vegas            NV          89117          12,600           SF
  219     California Creations Building               Englewood            CO          80112          50,000           SF
  221     Brookside Market /
          Cedar Plaza Portfolio                                                                       20,374           SF

                                     B-1C-1

CONTROL
NUMBER        LOAN / PROPERTY NAME                LOAN NUMBER     ORIGINATOR                      PROPERTY ADDRESS
------        --------------------                -----------     ----------                      ----------------
  221a    Brookside Market                        010-00000383a      AMCC       3807 South Peoria Avenue
  221b    Cedar Plaza Shopping Center             010-00000383b      AMCC       4647 - 4655 South Peoria Avenue
  224     Stanley Court Apartments                010-00000761       AMCC       8200 Stanley Road
  225     2380 Wycliff / 970 Raymond
          Portfolio                               010-00000115       AMCC
  225a    2380 Wycliff Street                     010-00000115a      AMCC       2380 Wycliff Street
  225b    970 Raymond Avenue                      010-00000115b      AMCC       970 Raymond Avenue
  226     Greenbrier Apartments II                010-00000751       AMCC       1930 49th Street Southwest
  227     Greenbrier Apartments III               010-00000752       AMCC       2012 49th Street Southwest
  228     Greenbrier Apartments I                 010-00000750       AMCC       1910 49th Street Southwest
  230     Rite Aid Drugstore                      010-00000352       AMCC       220 East Grand Avenue
  231     167-55 148th Avenue                     010-00000376       AMCC       167-55 148th Avenue
  232     16249-16259 Stagg Street                010-00000511       AMCC       16249-16259 Stagg Street
  233     6819 Redwood Drive                      010-00000332       AMCC       6819 Redwood Drive
  234     Toll House Office Building              010-00000256       AMCC       142 South Santa Cruz Avenue
  235     Linden Hills Co-op Grocery Store        010-00000377       AMCC       2813 West 43rd Street
  236     Goodyear/Wenco Building                 010-00000404       AMCC       8585 South Sandy Parkway
  238     WMC International Industrial
          Building                                010-00000329       AMCC       21441 North 3rd Avenue
  239     Desert Club Apartments                  010-00000284       AMCC       3805 East Fifth Street

                                                                                                                 PROPERTY
CONTROL                                                                                           PROPERTY          SIZE
NUMBER        LOAN / PROPERTY NAME                   CITY            STATE        ZIP CODE         SIZE          UNIT TYPE
------        --------------------                   ----            -----        --------         ----          ---------
  221a    Brookside Market                           Tulsa             OK            74105         14,674             SF
  221b    Cedar Plaza Shopping Center                Tulsa             OK            74105         5,700              SF
  224     Stanley Court Apartments                Bloomington          MN            55457           44             Units
  225     2380 Wycliff / 970 Raymond
          Portfolio                                                                                48,541             SF
  225a    2380 Wycliff Street                      St. Paul            MN            55114         30,832             SF
  225b    970 Raymond Avenue                       St. Paul            MN            55114         17,709             SF
  226     Greenbrier Apartments II                   Fargo             ND            58103           24             Units
  227     Greenbrier Apartments III                  Fargo             ND            58103           24             Units
  228     Greenbrier Apartments I                    Fargo             ND            58103           24             Units
  230     Rite Aid Drugstore                      El Segundo           CA            90245         17,710             SF
  231     167-55 148th Avenue                       Jamaica            NY            11434         32,189             SF
  232     16249-16259 Stagg Street                 Van Nuys            CA            91406         14,700             SF
  233     6819 Redwood Drive                        Cotati             CA            94931         16,740             SF
  234     Toll House Office Building               Los Gatos           CA            95030         4,200              SF
  235     Linden Hills Co-op Grocery Store        Minneapolis          MN            55410         9,000              SF
  236     Goodyear/Wenco Building                    Sandy             UT            84070         23,413             SF
  238     WMC International Industrial
          Building                                  Phoenix            AZ            85027         13,432             SF
  239     Desert Club Apartments                    Tucson             AZ            85716           16             Units

                                     B-1C-2

                                                                          CROSS
                                                                        COLLATER-
                                                                         ALIZED
                                                          CROSS         MORTGAGE
                                                        COLLATER-      LOAN GROUP
                                                          ALIZED        AGGREGATE
                                                        (MORTGAGE     CUT-OFF DATE                       ORIGINAL
CONTROL                                                    LOAN         PRINCIPAL      OWNERSHIP        PRINCIPAL        MORTGAGE
 NUMBER               LOAN/PROPERTY NAME                  GROUP)         BALANCE        INTEREST         BALANCE           RATE
 ------               ------------------                  ------         -------        --------         -------           ----
  107      The Marketplace at Palmdale                      No         19,194,866      Fee Simple      19,500,000        7.2310%
  116      2811 Wilshire Boulevard                          No         13,408,094      Fee Simple      13,500,000        7.9500%
  123      Spring Creek Apartments                          No          9,880,000      Fee Simple       9,880,000        7.1000%
  140      Agilent Technologies Building                    No          7,037,629      Fee Simple       7,060,000        7.6100%
  147      Patrice Place Industrial                      Yes (X1)       6,286,000      Fee Simple       3,428,000        7.0000%
  148      Figueroa  Industrial                          Yes (X1)       6,286,000      Fee Simple       2,858,000        7.0000%
  150      Sunrise Trade Center                             No          6,042,062      Fee Simple       6,050,000        7.4000%
  154      Longley West Plaza                               No          5,196,367      Fee Simple       5,200,000        7.8000%
  166      Promenade At Temecula                            No          4,334,062      Fee Simple       4,375,000        7.2000%
  179      Westland Shopping Center                         No          3,686,246      Fee Simple       3,700,000        8.1100%
  182      Mountain Park Plaza                              No          3,291,822      Fee Simple       3,300,000        7.6500%
  186      Santorini at the Park Apartments                 No          3,150,000      Fee Simple       3,150,000        6.7000%
  195      Uinta Golf and Ihop Pad Site                     No          2,605,858      Fee Simple       2,625,000        8.3400%
  198      Ventura Commerce Center II                       No          2,549,520      Fee Simple       2,564,820.02(c)  8.4000%
  199      Willowbrook II                                   No          2,542,476      Fee Simple       2,550,000        7.7100%
  201      1340 Old Chain Bridge Road                       No          2,325,000      Fee Simple       2,325,000        7.1200%
  203      Spring Mill Apartments                           No          2,300,000      Fee Simple       2,300,000        6.7500%
  204      Glyndon Square Shopping Center                   No          2,218,183      Fee Simple       2,280,000        8.2000%
  206      West Little York Industrial Park -               No          2,101,733      Fee Simple       2,117,000        8.6000%
           Phase 2
  211      National Tour Building                           No          1,779,805      Fee Simple       1,785,000        7.7600%

                                                           MASTER                     INTEREST
CONTROL                                                   SERVICING       RATE        ACCRUAL              LOAN             NOTE
 NUMBER               LOAN/PROPERTY NAME                  FEE RATE        TYPE         METHOD              TYPE             DATE
 ------               ------------------                  --------        ----         ------              ----             ----
  107      The Marketplace at Palmdale                     0.0625%       Fixed         30/360        Fully Amortizing     05/25/01
  116      2811 Wilshire Boulevard                         0.0625%       Fixed       Actual/360          Balloon          12/12/00
  123      Spring Creek Apartments                         0.0625%       Fixed       Actual/360          Balloon          11/29/01
  140      Agilent Technologies Building                   0.0625%       Fixed       Actual/360          Balloon          08/17/01
  147      Patrice Place Industrial                        0.0625%       Fixed       Actual/360          Balloon          11/21/01
  148      Figueroa  Industrial                            0.0625%       Fixed       Actual/360          Balloon          11/21/01
  150      Sunrise Trade Center                            0.0625%       Fixed       Actual/360          Balloon          09/04/01
  154      Longley West Plaza                              0.0625%       Fixed       Actual/360          Balloon          10/04/01
  166      Promenade At Temecula                           0.0625%       Fixed         30/360        Fully Amortizing     08/21/01
  179      Westland Shopping Center                        0.0625%       Fixed       Actual/360          Balloon          07/25/01
  182      Mountain Park Plaza                             0.0625%       Fixed       Actual/360          Balloon          07/10/01
  186      Santorini at the Park Apartments                0.0625%       Fixed       Actual/360          Balloon          11/20/01
  195      Uinta Golf and Ihop Pad Site                    0.0625%       Fixed       Actual/360          Balloon          10/17/00
  198      Ventura Commerce Center II                      0.0625%       Fixed       Actual/360          Balloon          12/08/99
  199      Willowbrook II                                  0.0625%       Fixed       Actual/360          Balloon          06/18/01
  201      1340 Old Chain Bridge Road                      0.0625%       Fixed       Actual/360          Balloon          11/21/01
  203      Spring Mill Apartments                          0.0625%       Fixed       Actual/360          Balloon          11/16/01
  204      Glyndon Square Shopping Center                  0.0625%       Fixed       Actual/360          Balloon          08/09/99
  206      West Little York Industrial Park -              0.0625%       Fixed       Actual/360          Balloon          09/18/00
           Phase 2
  211      National Tour Building                          0.0625%       Fixed       Actual/360          Balloon          06/20/01

                                                       ANTICIPATED          SCHEDULED
CONTROL                                                 REPAYMENT            MATURITY
 NUMBER               LOAN/PROPERTY NAME                   DATE                DATE
 ------               ------------------                   ----                ----
  107      The Marketplace at Palmdale                     NAP               07/01/16
  116      2811 Wilshire Boulevard                         NAP               01/01/11
  123      Spring Creek Apartments                         NAP               12/01/08
  140      Agilent Technologies Building                   NAP               09/01/11
  147      Patrice Place Industrial                        NAP               12/01/11
  148      Figueroa  Industrial                            NAP               12/01/11
  150      Sunrise Trade Center                            NAP               10/01/11
  154      Longley West Plaza                              NAP               11/01/11
  166      Promenade At Temecula                           NAP               09/01/16
  179      Westland Shopping Center                        NAP               08/01/11
  182      Mountain Park Plaza                             NAP               08/01/06
  186      Santorini at the Park Apartments                NAP               12/01/11
  195      Uinta Golf and Ihop Pad Site                    NAP               11/01/10
  198      Ventura Commerce Center II                      NAP               01/01/10
  199      Willowbrook II                                  NAP               07/01/11
  201      1340 Old Chain Bridge Road                      NAP               12/01/11
  203      Spring Mill Apartments                          NAP               12/01/11
  204      Glyndon Square Shopping Center                  NAP               09/01/09
  206      West Little York Industrial Park -              NAP               10/01/10
           Phase 2
  211      National Tour Building                          NAP               07/01/11

                                     B-1C-3

                                                                           CROSS
                                                                         COLLATER-
                                                                          ALIZED
                                                          CROSS          MORTGAGE
                                                        COLLATER-       LOAN GROUP
                                                          ALIZED         AGGREGATE
                                                        (MORTGAGE      CUT-OFF DATE                        ORIGINAL
CONTROL                                                    LOAN          PRINCIPAL       OWNERSHIP        PRINCIPAL        MORTGAGE
 NUMBER               LOAN/PROPERTY NAME                  GROUP)          BALANCE         INTEREST         BALANCE           RATE
 ------               ------------------                  ------          -------         --------         -------           ----
  215      Aspen Apartments                                 No           1,650,000       Fee Simple       1,650,000        6.9000%
  216      Hamilton Fairfax Apartments                      No           1,498,709       Fee Simple       1,500,000        6.7500%
  218      Cimmaron Professional Plaza                      No           1,450,000       Fee Simple       1,450,000        7.0400%
  219      California Creations Building                    No           1,379,840       Fee Simple       1,400,000        8.1000%
  221      Brookside Market / Cedar Plaza Portfolio         No           1,269,067                        1,325,000        7.5000%
  221a     Brookside Market                                                              Fee Simple
  221b     Cedar Plaza Shopping Center                                                   Fee Simple
  224      Stanley Court Apartments                         No           1,250,000       Fee Simple       1,250,000        6.7000%
  225      2380 Wycliff / 970 Raymond Portfolio             No           1,228,688                        1,300,000        7.9000%
  225a     2380 Wycliff Street                                                           Fee Simple
  225b     970 Raymond Avenue                                                            Fee Simple
  226      Greenbrier Apartments II                         No           1,074,074       Fee Simple       1,075,000        6.7500%
  227      Greenbrier Apartments III                        No           1,074,074       Fee Simple       1,075,000        6.7500%
  228      Greenbrier Apartments I                          No           1,071,077       Fee Simple       1,072,000        6.7500%
  230      Rite Aid Drugstore                               No             949,302       Fee Simple       1,000,000        6.9500%
  231      167-55 148th Avenue                              No             862,654       Fee Simple         900,000        7.6000%
  232      16249-16259 Stagg Street                         No             727,094       Fee Simple         740,000        8.8000%
  233      6819 Redwood Drive                               No             626,169       Fee Simple         655,000        7.4500%
  234      Toll House Office Building                       No             625,758       Fee Simple         675,000        7.8000%
  235      Linden Hills Co-op Grocery Store                 No             610,626       Fee Simple         690,000        7.2000%
  236      Goodyear/Wenco Building                          No             554,728       Fee Simple         630,000        7.3000%


                                                          MASTER                     INTEREST
CONTROL                                                  SERVICING       RATE        ACCRUAL              LOAN             NOTE
 NUMBER               LOAN/PROPERTY NAME                 FEE RATE        TYPE         METHOD              TYPE             DATE
 ------               ------------------                 --------        ----         ------              ----             ----
  215      Aspen Apartments                               0.0625%       Fixed       Actual/360          Balloon          11/02/01
  216      Hamilton Fairfax Apartments                    0.0625%       Fixed       Actual/360          Balloon          10/08/01
  218      Cimmaron Professional Plaza                    0.0625%       Fixed       Actual/360          Balloon          11/20/01
  219      California Creations Building                  0.0625%       Fixed       Actual/360          Balloon          11/12/99
  221      Brookside Market / Cedar Plaza Portfolio       0.0625%       Fixed       Actual/360          Balloon          11/20/98
  221a     Brookside Market
  221b     Cedar Plaza Shopping Center
  224      Stanley Court Apartments                       0.0625%       Fixed         30/360        Fully Amortizing     11/15/01
  225      2380 Wycliff / 970 Raymond Portfolio           0.0625%       Fixed       Actual/360          Balloon          11/20/97
  225a     2380 Wycliff Street
  225b     970 Raymond Avenue
  226      Greenbrier Apartments II                       0.0625%       Fixed       Actual/360          Balloon          10/24/01
  227      Greenbrier Apartments III                      0.0625%       Fixed       Actual/360          Balloon          10/24/01
  228      Greenbrier Apartments I                        0.0625%       Fixed       Actual/360          Balloon          10/24/01
  230      Rite Aid Drugstore                             0.0625%       Fixed       Actual/360          Balloon          08/24/98
  231      167-55 148th Avenue                            0.0625%       Fixed       Actual/360          Balloon          11/17/98
  232      16249-16259 Stagg Street                       0.0625%       Fixed       Actual/360          Balloon          03/08/00
  233      6819 Redwood Drive                             0.0625%       Fixed       Actual/360          Balloon          10/20/98
  234      Toll House Office Building                     0.0625%       Fixed       Actual/360          Balloon          08/12/98
  235      Linden Hills Co-op Grocery Store               0.0625%       Fixed         30/360        Fully Amortizing     10/02/98
  236      Goodyear/Wenco Building                        0.0625%       Fixed         30/360        Fully Amortizing     12/23/98

                                                           ANTICIPATED          SCHEDULED
CONTROL                                                     REPAYMENT            MATURITY
 NUMBER               LOAN/PROPERTY NAME                       DATE                DATE
 ------               ------------------                       ----                ----
  215      Aspen Apartments                                    NAP               12/01/11
  216      Hamilton Fairfax Apartments                         NAP               11/01/11
  218      Cimmaron Professional Plaza                         NAP               12/01/11
  219      California Creations Building                       NAP               12/01/09
  221      Brookside Market / Cedar Plaza Portfolio            NAP               12/01/08
  221a     Brookside Market
  221b     Cedar Plaza Shopping Center
  224      Stanley Court Apartments                            NAP               12/01/16
  225      2380 Wycliff / 970 Raymond Portfolio                NAP               12/01/12
  225a     2380 Wycliff Street
  225b     970 Raymond Avenue
  226      Greenbrier Apartments II                            NAP               11/01/11
  227      Greenbrier Apartments III                           NAP               11/01/11
  228      Greenbrier Apartments I                             NAP               11/01/11
  230      Rite Aid Drugstore                                  NAP               09/01/08
  231      167-55 148th Avenue                                 NAP               12/01/08
  232      16249-16259 Stagg Street                            NAP               04/01/10
  233      6819 Redwood Drive                                  NAP               11/01/08
  234      Toll House Office Building                          NAP               09/01/08
  235      Linden Hills Co-op Grocery Store                    NAP               11/01/14
  236      Goodyear/Wenco Building                             NAP               01/01/14


                                     B-1C-4

                                                                           CROSS
                                                                         COLLATER-
                                                                          ALIZED
                                                          CROSS          MORTGAGE
                                                        COLLATER-       LOAN GROUP
                                                          ALIZED         AGGREGATE
                                                        (MORTGAGE      CUT-OFF DATE                        ORIGINAL
CONTROL                                                    LOAN          PRINCIPAL       OWNERSHIP        PRINCIPAL        MORTGAGE
 NUMBER               LOAN/PROPERTY NAME                  GROUP)          BALANCE         INTEREST         BALANCE           RATE
 ------               ------------------                  ------          -------         --------         -------           ----
  238      WMC International Industrial Building            No            463,274        Fee Simple        534,000         7.9500%
  239      Desert Club Apartments                           No            329,468        Fee Simple        345,000         7.9500%

                                                        MASTER                       INTEREST
CONTROL                                                SERVICING         RATE        ACCRUAL              LOAN             NOTE
 NUMBER               LOAN/PROPERTY NAME               FEE RATE          TYPE         METHOD              TYPE             DATE
 ------               ------------------               --------          ----         ------              ----             ----
  238      WMC International Industrial Building        0.0625%         Fixed         30/360        Fully Amortizing     07/23/98
  239      Desert Club Apartments                       0.0625%         Fixed       Actual/360          Balloon          06/04/98

                                                          ANTICIPATED          SCHEDULED
CONTROL                                                    REPAYMENT            MATURITY
 NUMBER               LOAN/PROPERTY NAME                      DATE                DATE
 ------               ------------------                      ----                ----
  238      WMC International Industrial Building              NAP               08/01/13
  239      Desert Club Apartments                             NAP               07/01/08

Footnotes:

(c) Original Balance and First Payment Date were $2,800,000 and 2/1/00, respectively. A principal paydown of 206,949.28 occurred on 6/30/01 following the 17th payment date of the loan, per the original note terms.


                                     B-1C-5

                                                                               ORIGINAL TERM     STATED ORIGINAL    REMAINING TERM
CONTROL                                                       MONTHLY DEBT      TO MATURITY/       AMORTIZATION       TO MATURITY/
NUMBER                   LOAN / PROPERTY NAME               SERVICE PAYMENT     ARD (MONTHS)       TERM (MONTHS)      ARD (MONTHS)
------                   --------------------               ---------------     ------------       -------------      ------------
  107      The Marketplace at Palmdale                         177,799.49            180                180                175
  116      2811 Wilshire Boulevard                              98,588.07            120                360                109
  123      Spring Creek Apartments                              66,396.76            84                 360                84
  140      Agilent Technologies Building                        52,678.97            120                300                117
  147      Patrice Place Industrial                             22,806.57            120                360                120
  148      Figueroa  Industrial                                 19,014.35            120                360                120
  150      Sunrise Trade Center                                 41,888.98            120                360                118
  154      Longley West Plaza                                   37,433.27            120                360                119
  166      Promenade At Temecula                                39,814.55            180                180                177
  179      Westland Shopping Center                             28,827.35            120                300                116
  182      Mountain Park Plaza                                  23,413.98            60                 360                56
  186      Santorini at the Park Apartments                     20,326.26            120                360                120
  195      Uinta Golf and Ihop Pad Site                         19,887.08            120                360                107
  198      Ventura Commerce Center II                           21,331.46            102                342                97
  199      Willowbrook II                                       18,198.08            120                360                115
  201      1340 Old Chain Bridge Road                           16,611.03            120                300                120
  203      Spring Mill Apartments                               14,917.76            120                360                120
  204      Glyndon Square Shopping Center                       17,900.55            120                300                93
  206      West Little York Industrial Park - Phase 2           16,428.17            120                360                106
  211      National Tour Building                               12,800.30            120                360                115
  215      Aspen Apartments                                     11,556.82            120                300                120
  216      Hamilton Fairfax Apartments                           9,728.98            120                360                119
  218      Cimmaron Professional Plaza                           9,685.88            120                360                120
  219      California Creations Building                        10,370.47            120                360                96
  221      Brookside Market / Cedar Plaza Portfolio              9,791.64            120                300                84
 221a      Brookside Market
 221b      Cedar Plaza Shopping Center

                                                                  STATED
                                                                REMAINING              CUT-OFF DATE
CONTROL                                                        AMORTIZATION             PRINCIPAL             LOAN BALANCE AT
NUMBER                   LOAN / PROPERTY NAME                  TERM (MONTHS)              BALANCE               MATURITY/ARD
------                   --------------------                  -------------              -------               ------------
  107      The Marketplace at Palmdale                              175                19,194,866.02                  -
  116      2811 Wilshire Boulevard                                  349                13,408,094.44            12,053,630.71
  123      Spring Creek Apartments                                  360                 9,880,000.00             9,108,742.42
  140      Agilent Technologies Building                            297                 7,037,629.03             5,751,579.17
  147      Patrice Place Industrial                                 360                 3,428,000.00             2,989,139.16
  148      Figueroa  Industrial                                     360                 2,858,000.00             2,492,111.19
  150      Sunrise Trade Center                                     358                 6,042,061.74             5,330,649.35
  154      Longley West Plaza                                       359                 5,196,366.73             4,626,653.04
  166      Promenade At Temecula                                    177                 4,334,061.70                   -
  179      Westland Shopping Center                                 296                 3,686,246.43             3,059,080.13
  182      Mountain Park Plaza                                      356                 3,291,822.39             3,148,694.18
  186      Santorini at the Park Apartments                         360                 3,150,000.00             2,724,654.18
  195      Uinta Golf and Ihop Pad Site                             347                 2,605,858.45             2,365,356.06
  198      Ventura Commerce Center II                               337                 2,549,519.70             2,101,618.92
  199      Willowbrook II                                           355                 2,542,476.46             2,264,753.66
  201      1340 Old Chain Bridge Road                               300                 2,325,000.00             1,866,430.22
  203      Spring Mill Apartments                                   360                 2,300,000.00             1,992,142.77
  204      Glyndon Square Shopping Center                           273                 2,218,183.15             1,890,306.23
  206      West Little York Industrial Park - Phase 2               346                 2,101,733.12             1,919,272.70
  211      National Tour Building                                   355                 1,779,805.17             1,587,274.69
  215      Aspen Apartments                                         300                 1,650,000.00             1,315,525.46
  216      Hamilton Fairfax Apartments                              359                 1,498,708.52             1,299,087.74
  218      Cimmaron Professional Plaza                              360                 1,450,000.00             1,265,702.49
  219      California Creations Building                            336                 1,379,840.45             1,255,319.37
  221      Brookside Market / Cedar Plaza Portfolio                 264                 1,269,066.77             1,076,339.49
 221a      Brookside Market
 221b      Cedar Plaza Shopping Center

                                     B-1C-6

                                                                               ORIGINAL TERM     STATED ORIGINAL    REMAINING TERM
CONTROL                                                       MONTHLY DEBT      TO MATURITY/       AMORTIZATION       TO MATURITY/
NUMBER                   LOAN / PROPERTY NAME               SERVICE PAYMENT     ARD (MONTHS)       TERM (MONTHS)      ARD (MONTHS)
------                   --------------------               ---------------     ------------       -------------      ------------
  224      Stanley Court Apartments                             11,026.75            180                180                180
  225      2380 Wycliff / 970 Raymond Portfolio                  9,947.65            180                300                132
 225a      2380 Wycliff Street
 225b      970 Raymond Avenue
  226      Greenbrier Apartments II                              6,972.43            120                360                119
  227      Greenbrier Apartments III                             6,972.43            120                360                119
  228      Greenbrier Apartments I                               6,952.98            120                360                119
  230      Rite Aid Drugstore                                    7,035.93            120                300                81
  231      167-55 148th Avenue                                   6,709.58            120                300                84
  232      16249-16259 Stagg Street                              6,109.02            120                300                100
  233      6819 Redwood Drive                                    4,819.11            120                300                83
  234      Toll House Office Building                            5,562.25            120                240                81
  235      Linden Hills Co-op Grocery Store                      6,062.33            192                192                155
  236      Goodyear/Wenco Building                               5,768.81            180                180                145
  238      WMC International Industrial Building                 5,087.78            180                180                140
  239      Desert Club Apartments                                2,651.35            120                300                79

                                                                   STATED
                                                                 REMAINING             CUT-OFF DATE
CONTROL                                                        AMORTIZATION              PRINCIPAL             LOAN BALANCE AT
NUMBER                   LOAN / PROPERTY NAME                  TERM (MONTHS)              BALANCE               MATURITY/ARD
------                   --------------------                  -------------              -------               ------------
  224      Stanley Court Apartments                                 180                 1,250,000.00                  -
  225      2380 Wycliff / 970 Raymond Portfolio                     252                 1,228,688.29             861,672.39
 225a      2380 Wycliff Street
 225b      970 Raymond Avenue
  226      Greenbrier Apartments II                                 359                 1,074,074.45             931,013.85
  227      Greenbrier Apartments III                                359                 1,074,074.45             931,013.85
  228      Greenbrier Apartments I                                  359                 1,071,077.02             928,414.31
  230      Rite Aid Drugstore                                       261                   949,302.05             798,682.08
  231      167-55 148th Avenue                                      264                   862,653.89             733,284.27
  232      16249-16259 Stagg Street                                 280                   727,094.11             623,672.32
  233      6819 Redwood Drive                                       263                   626,169.43             531,201.42
  234      Toll House Office Building                               201                   625,758.41             472,739.24
  235      Linden Hills Co-op Grocery Store                         155                   610,625.90                  -
  236      Goodyear/Wenco Building                                  145                   554,727.81                  -
  238      WMC International Industrial Building                    140                   463,273.63                  -
  239      Desert Club Apartments                                   259                   329,468.12             284,079.13


                                     B-1C-7

                                                                                             YIELD          YIELD
                                                                                          MAINTENANCE    MAINTENANCE    PREPAYMENT
CONTROL                                                      DEFEASANCE     DEFEASANCE       PERIOD        PERIOD        PENALTY
NUMBER       LOAN / PROPERTY NAME                            START DATE      END DATE      START DATE     END DATE      START DATE
------       --------------------                            ----------      --------      ----------     --------      ----------
  107        The Marketplace at Palmdale                      08/01/04       03/31/16         NAP            NAP           NAP
  116        2811 Wilshire Boulevard                          02/01/05       09/30/10         NAP            NAP           NAP
  123        Spring Creek Apartments                          01/01/05       09/30/08         NAP            NAP           NAP
  140        Agilent Technologies Building                    10/01/04       05/31/11         NAP            NAP           NAP
  147        Patrice Place Industrial                         01/01/05       09/30/11         NAP            NAP           NAP
  148        Figueroa  Industrial                             01/01/05       09/30/11         NAP            NAP           NAP
  150        Sunrise Trade Center                             11/01/04       06/30/11         NAP            NAP           NAP
  154        Longley West Plaza                               12/01/04       07/31/11         NAP            NAP           NAP
  166        Promenade At Temecula                            10/01/04       05/31/16         NAP            NAP           NAP
  179        Westland Shopping Center                            NAP           NAP          08/01/06      04/30/11         NAP
  182        Mountain Park Plaza                              09/01/04       04/30/06         NAP            NAP           NAP
  186        Santorini at the Park Apartments                 01/01/05       08/31/11         NAP            NAP           NAP
  195        Uinta Golf and Ihop Pad Site                     01/01/04       07/31/10         NAP            NAP           NAP
  198        Ventura Commerce Center II                       02/01/05       12/31/09         NAP            NAP           NAP
  199        Willowbrook II                                   08/01/04       03/31/11         NAP            NAP           NAP
  201        1340 Old Chain Bridge Road                       01/01/05       09/30/11         NAP            NAP           NAP
  203        Spring Mill Apartments                           01/01/05       09/30/11         NAP            NAP           NAP
  204        Glyndon Square Shopping Center                      NAP           NAP          09/01/04      05/31/09         NAP
  206        West Little York Industrial Park - Phase 2       11/01/05       06/30/10         NAP            NAP           NAP
  211        National Tour Building                           08/01/04       03/31/11         NAP            NAP           NAP
  215        Aspen Apartments                                 01/01/05       08/31/11         NAP            NAP           NAP
  216        Hamilton Fairfax Apartments                      12/01/04       08/31/11         NAP            NAP           NAP
  218        Cimmaron Professional Plaza                      01/01/05       08/31/11         NAP            NAP           NAP

                                                                                                                      YIELD
                                                                                                                   MAINTENANCE
                                                                                                                  INTEREST RATE
                                                                                YIELD             YIELD             CONVERTED
                                                              PREPAYMENT     MAINTENANCE       MAINTENANCE          TO MONTHLY
CONTROL                                                        PENALTY       CALCULATION        INTEREST             MORTGAGE
NUMBER       LOAN / PROPERTY NAME                              END DATE         METHOD            RATE                 RATE
------       --------------------                              --------         ------            ----                 ----
  107        The Marketplace at Palmdale                         NAP             NAP               NAP                 NAP
  116        2811 Wilshire Boulevard                             NAP             NAP               NAP                 NAP
  123        Spring Creek Apartments                             NAP             NAP               NAP                 NAP
  140        Agilent Technologies Building                       NAP             NAP               NAP                 NAP
  147        Patrice Place Industrial                            NAP             NAP               NAP                 NAP
  148        Figueroa  Industrial                                NAP             NAP               NAP                 NAP
  150        Sunrise Trade Center                                NAP             NAP               NAP                 NAP
  154        Longley West Plaza                                  NAP             NAP               NAP                 NAP
  166        Promenade At Temecula                               NAP             NAP               NAP                 NAP
  179        Westland Shopping Center                            NAP            Type 2        Treasury Flat             No
  182        Mountain Park Plaza                                 NAP             NAP               NAP                 NAP
  186        Santorini at the Park Apartments                    NAP             NAP               NAP                 NAP
  195        Uinta Golf and Ihop Pad Site                        NAP             NAP               NAP                 NAP
  198        Ventura Commerce Center II                          NAP             NAP               NAP                 NAP
  199        Willowbrook II                                      NAP             NAP               NAP                 NAP
  201        1340 Old Chain Bridge Road                          NAP             NAP               NAP                 NAP
  203        Spring Mill Apartments                              NAP             NAP               NAP                 NAP
  204        Glyndon Square Shopping Center                      NAP            Type 2        Treasury Flat             No
  206        West Little York Industrial Park - Phase 2          NAP             NAP               NAP                 NAP
  211        National Tour Building                              NAP             NAP               NAP                 NAP
  215        Aspen Apartments                                    NAP             NAP               NAP                 NAP
  216        Hamilton Fairfax Apartments                         NAP             NAP               NAP                 NAP
  218        Cimmaron Professional Plaza                         NAP             NAP               NAP                 NAP

                                                                    YIELD MAINTENANCE
                                                                     INTEREST RATE
CONTROL                                                                REFERENCE
NUMBER       LOAN / PROPERTY NAME                                        DATE
------       --------------------                                        ----
  107        The Marketplace at Palmdale                                  NAP
  116        2811 Wilshire Boulevard                                      NAP
  123        Spring Creek Apartments                                      NAP
  140        Agilent Technologies Building                                NAP
  147        Patrice Place Industrial                                     NAP
  148        Figueroa  Industrial                                         NAP
  150        Sunrise Trade Center                                         NAP
  154        Longley West Plaza                                           NAP
  166        Promenade At Temecula                                        NAP
  179        Westland Shopping Center                            Weighted Average Life
  182        Mountain Park Plaza                                          NAP
  186        Santorini at the Park Apartments                             NAP
  195        Uinta Golf and Ihop Pad Site                                 NAP
  198        Ventura Commerce Center II                                   NAP
  199        Willowbrook II                                               NAP
  201        1340 Old Chain Bridge Road                                   NAP
  203        Spring Mill Apartments                                       NAP
  204        Glyndon Square Shopping Center                      Weighted Average Life
  206        West Little York Industrial Park - Phase 2                   NAP
  211        National Tour Building                                       NAP
  215        Aspen Apartments                                             NAP
  216        Hamilton Fairfax Apartments                                  NAP
  218        Cimmaron Professional Plaza                                  NAP


                                     B-1C-8

                                                                                             YIELD          YIELD
                                                                                          MAINTENANCE    MAINTENANCE    PREPAYMENT
CONTROL                                                      DEFEASANCE     DEFEASANCE       PERIOD        PERIOD        PENALTY
NUMBER       LOAN / PROPERTY NAME                            START DATE      END DATE      START DATE     END DATE      START DATE
------       --------------------                            ----------      --------      ----------     --------      ----------
  219        California Creations Building                       NAP           NAP          12/01/02      08/31/09         NAP
  221        Brookside Market / Cedar Plaza Portfolio            NAP           NAP          12/01/03      08/31/08         NAP
 221a        Brookside Market
 221b        Cedar Plaza Shopping Center
  224        Stanley Court Apartments                         01/01/05       09/30/16         NAP            NAP           NAP
  225        2380 Wycliff / 970 Raymond Portfolio                NAP           NAP          12/01/02      05/31/12         NAP
 225a        2380 Wycliff Street
 225b        970 Raymond Avenue
  226        Greenbrier Apartments II                         12/01/04       08/31/11         NAP            NAP           NAP
  227        Greenbrier Apartments III                        12/01/04       08/31/11         NAP            NAP           NAP
  228        Greenbrier Apartments I                          12/01/04       08/31/11         NAP            NAP           NAP
  230        Rite Aid Drugstore                                  NAP           NAP          09/01/03      02/29/08         NAP
  231        167-55 148th Avenue                                 NAP           NAP          12/01/03      09/30/08         NAP
  232        16249-16259 Stagg Street                            NAP           NAP          04/01/05      12/31/09         NAP
  233        6819 Redwood Drive                                  NAP           NAP          11/01/03      08/31/08         NAP
  234        Toll House Office Building                          NAP           NAP          09/01/03      03/31/08         NAP
  235        Linden Hills Co-op Grocery Store                    NAP           NAP          11/01/03      07/31/14         NAP
  236        Goodyear/Wenco Building                             NAP           NAP          01/01/04      09/30/13         NAP
  238        WMC International Industrial Building               NAP           NAP          08/01/03      05/31/13         NAP
  239        Desert Club Apartments                              NAP           NAP          07/01/03      01/31/08         NAP

                                                                                                                       YIELD
                                                                                                                   MAINTENANCE
                                                                                                                  INTEREST RATE
                                                                                YIELD              YIELD            CONVERTED
                                                             PREPAYMENT      MAINTENANCE        MAINTENANCE         TO MONTHLY
CONTROL                                                       PENALTY        CALCULATION         INTEREST            MORTGAGE
NUMBER       LOAN / PROPERTY NAME                             END DATE          METHOD             RATE                RATE
------       --------------------                             --------          ------             ----                ----
  219        California Creations Building                      NAP             Type 2         Treasury Flat            No
  221        Brookside Market / Cedar Plaza Portfolio           NAP             Type 2         Treasury Flat            No
 221a        Brookside Market
 221b        Cedar Plaza Shopping Center
  224        Stanley Court Apartments                           NAP              NAP                NAP                NAP
  225        2380 Wycliff / 970 Raymond Portfolio               NAP             Type 2         Treasury Flat            No
 225a        2380 Wycliff Street
 225b        970 Raymond Avenue
  226        Greenbrier Apartments II                           NAP              NAP                NAP                NAP
  227        Greenbrier Apartments III                          NAP              NAP                NAP                NAP
  228        Greenbrier Apartments I                            NAP              NAP                NAP                NAP
  230        Rite Aid Drugstore                                 NAP             Type 2         Treasury Flat            No
  231        167-55 148th Avenue                                NAP             Type 2         Treasury Flat            No
  232        16249-16259 Stagg Street                           NAP             Type 2         Treasury Flat            No
  233        6819 Redwood Drive                                 NAP             Type 2         Treasury Flat            No
  234        Toll House Office Building                         NAP             Type 2         Treasury Flat            No
  235        Linden Hills Co-op Grocery Store                   NAP             Type 2         Treasury Flat            No
  236        Goodyear/Wenco Building                            NAP             Type 2         Treasury Flat            No
  238        WMC International Industrial Building              NAP             Type 3         Treasury Flat           Yes
  239        Desert Club Apartments                             NAP             Type 3         Treasury Flat           Yes

                                                                  YIELD MAINTENANCE
                                                                    INTEREST RATE
CONTROL                                                               REFERENCE
NUMBER       LOAN / PROPERTY NAME                                       DATE
------       --------------------                                       ----
  219        California Creations Building                      Weighted Average Life
  221        Brookside Market / Cedar Plaza Portfolio           Weighted Average Life
 221a        Brookside Market
 221b        Cedar Plaza Shopping Center
  224        Stanley Court Apartments                                    NAP
  225        2380 Wycliff / 970 Raymond Portfolio               Weighted Average Life
 225a        2380 Wycliff Street
 225b        970 Raymond Avenue
  226        Greenbrier Apartments II                                    NAP
  227        Greenbrier Apartments III                                   NAP
  228        Greenbrier Apartments I                                     NAP
  230        Rite Aid Drugstore                                 Weighted Average Life
  231        167-55 148th Avenue                                Weighted Average Life
  232        16249-16259 Stagg Street                           Weighted Average Life
  233        6819 Redwood Drive                                 Weighted Average Life
  234        Toll House Office Building                         Weighted Average Life
  235        Linden Hills Co-op Grocery Store                   Weighted Average Life
  236        Goodyear/Wenco Building                            Weighted Average Life
  238        WMC International Industrial Building                    Maturity
  239        Desert Club Apartments                                   Maturity


                                     B-1C-9

                                  EXHIBIT B-1D

                   SCHEDULE OF THE ALLIED POOLED MORTGAGE LOAN

                             [See Attached Schedule]


                                     B-1D-1

                                                                                                                         PROPERTY
CONTROL                         LOAN                                                                          PROPERTY      SIZE
NUMBER    LOAN/PROPERTY NAME   NUMBER    ORIGINATOR        PROPERTY ADDRESS        CITY    STATE   ZIP CODE     SIZE     UNIT TYPE
-------   ------------------   -------   ----------   --------------------------   -----   -----   --------   --------   ---------
  145     MJ Ocala Hilton      4010669      ALD       3600 Southwest 36th Avenue   Ocala     FL      34474       197       Rooms

                                                      CROSS
                                                  COLLATERALIZED
                                                     MORTGAGE
                                    CROSS           LOAN GROUP
                               COLLATERALIZED       AGGREGATE                    ORIGINAL                 MASTER
CONTROL                           (MORTGAGE        CUT-OFF DATE     OWNERSHIP    PRINCIPAL   MORTGAGE   SERVICING   RATE
NUMBER    LOAN/PROPERTY NAME     LOAN GROUP)    PRINCIPAL BALANCE    INTEREST     BALANCE      RATE      FEE RATE   TYPE
-------   ------------------   --------------   -----------------   ---------    ---------   --------   ---------   -----
  145     MJ Ocala Hilton            No              6,592,596      Fee Simple   6,600,000    7.6000%    0.0825%    Fixed





                                  INTEREST                          ANTICIPATED   SCHEDULED
CONTROL                            ACCRUAL      LOAN       NOTE      REPAYMENT     MATURITY
NUMBER    LOAN/PROPERTY NAME        METHOD      TYPE       DATE        DATE          DATE
-------   ------------------      ----------   -------   --------   -----------   ---------
  145     MJ Ocala Hilton         Actual/360   Balloon   12/01/01       NAP        07/01/10

                              MONTHLY                                                      STATED
                               DEBT     ORIGINAL TERM  STATED ORIGINAL  REMAINING TERM    REMAINING    CUT-OFF DATE     LOAN
CONTROL                       SERVICE   TO MATURITY/     AMORTIZATION    TO MATURITY/    AMORTIZATION    PRINCIPAL    BALANCE AT
NUMBER   LOAN/PROPERTY NAME   PAYMENT   ARD (MONTHS)    TERM (MONTHS)    ARD (MONTHS)   TERM (MONTHS)     BALANCE    MATURITY/ARD
-------  ------------------  ---------  -------------  ---------------  --------------  -------------  ------------  ------------
  145    MJ Ocala Hilton     49,203.53       104             300             103             299       6,592,596.47  5,596,184.40



                                                        YIELD        YIELD
                                                     MAINTENANCE  MAINTENANCE  PREPAYMENT  PREPAYMENT     YIELD        YIELD
                                                       PERIOD       PERIOD      PENALTY     PENALTY    MAINTENANCE  MAINTENANCE
CONTROL                      DEFEASANCE  DEFEASANCE     START        END         START        END      CALCULATION   INTEREST
NUMBER   LOAN/PROPERTY NAME  START DATE   END DATE      DATE         DATE         DATE       DATE        METHOD        RATE
-------  ------------------  ----------  ----------  -----------  -----------  ----------  ----------  -----------  -----------
  145    MJ Ocala Hilton      02/01/04    01/31/10       NAP          NAP          NAP        NAP          NAP          NAP

                                   YIELD
                                MAINTENANCE
                               INTEREST RATE
                                 CONVERTED    YIELD MAINTENANCE
                                TO MONTHLY      INTEREST RATE
CONTROL                          MORTGAGE         REFERENCE
NUMBER   LOAN/PROPERTY NAME        RATE             DATE
-------  ------------------    -------------  -----------------
  145    MJ Ocala Hilton            NAP              NAP


                                     B-1D-2

                                  EXHIBIT B-1E

                         SCHEDULE OF ALL MORTGAGE LOANS

                             [See Attached Schedule]


                                     B-1E-1

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 101a     Birch Run Outlet Center (Senior Portion)           03-0812084        GCFP     12240 South Beyer Road

 102      Phoenix Marriott                                   03-0810433        GCFP     1101 North 44th Street

 103      Imperial Apartments                                03-0810464        GCFP     221 Berkman Drive and Imperial Park Route
                                                                                        211 East

 104      Pacific Plaza at Torrey Hills                      03-0810338        GCFP     10935 and 10945 Vista Sorrento Parkway

 105      Murray Business Center                               7002902         SBRC     3601 SW Murray Boulevard

 106      The Cannery                                          7003019         SBRC     2801 Leavenworth Street

 107      The Marketplace at Palmdale                       010-00000688       AMCC     39176 - 39340 10th Street West

 108      Metro Park Office Building                            12510          GCFP     6354 Walker Lane

 109      Hilton Garden Inn                                  03-0810320        GCFP     6450 Carlsbad Boulevard

 110      A&P Warehouse - Central Islip                        7001810         SBRC     10 Boulevard Avenue

 111      A&P Warehouse - Baltimore                            7001811         SBRC     4801 Hollins Ferry Road

 112      Cumberland Crossing                                  7002860         SBRC     2231-2299 North Second Street

 113      Lakeshore Marketplace Shopping Center              03-0812070        GCFP     5241 Harvey Street

 114      Redwood Business Park Loan # 3                       7002913         SBRC     1400 and 1420 North McDowell Boulevard

 115      Paramus Plaza                                      03-0810448        GCFP     545 Route 17 South

 116      2811 Wilshire Boulevard                           010-00000659       AMCC     2811 Wilshire Boulevard

 117      Ralph's Market Center                                7002921         SBRC     1058-1090 Third Avenue

 118      Market Square Shopping Center                        7002275         SBRC     1440 W.O. Ezell Boulevard

 119      Woodland Manor Apartments                            6604714         SBRC     Pomponio Avenue

 120      Holiday Inn Hotel and Resort - Tewksbury           03-0810266        GCFP     75 Highwood Drive

 121      Muir Station Shopping Center                          12624          GCFP     500-590 Center Avenue

 122      Medical Pavilion                                     7002305         SBRC     25 Hospital Center Boulevard

 123      Spring Creek Apartments                           010-00000768       AMCC     2850 Bonanza Road

 124      Raymour & Flanigan Plaza                              12342          GCFP     50 Hale Road

 125      Culver City Self Storage                           03-0810281        GCFP     9930 Jefferson Boulevard

                                                                                                              PROPERTY
CONTROL                                                                                            PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                          CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------  ------------------   -----   --------   --------   ---------
 101a     Birch Run Outlet Center (Senior Portion)              Birch Run         MI     48415      723,536       SF

 102      Phoenix Marriott                                       Phoenix          AZ     85008          345     Rooms

 103      Imperial Apartments                                  Middletown         NY     10941          546     Units


 104      Pacific Plaza at Torrey Hills                         San Diego         CA     92130      157,921       SF

 105      Murray Business Center                                Beaverton         OR     97005      333,708       SF

 106      The Cannery                                         San Francisco       CA     94133       98,841       SF

 107      The Marketplace at Palmdale                           Palmdale          CA     93551      216,381       SF

 108      Metro Park Office Building                           Springfield        VA     22310      130,580       SF

 109      Hilton Garden Inn                                     Carlsbad          CA     92009          161     Rooms

 110      A&P Warehouse - Central Islip                       Central Islip       NY     11722      575,547       SF

 111      A&P Warehouse - Baltimore                             Baltimore         MD     21227      776,172       SF

 112      Cumberland Crossing                                   Millville         NJ     08332      241,269       SF

 113      Lakeshore Marketplace Shopping Center               Norton Shores       MI     49444      326,478       SF

 114      Redwood Business Park Loan # 3                        Petaluma          CA     94954      144,000       SF

 115      Paramus Plaza                                          Paramus          NJ     07652      153,678       SF

 116      2811 Wilshire Boulevard                             Santa Monica        CA     90403       97,918       SF

 117      Ralph's Market Center                                Chula Vista        CA     91911       84,904       SF

 118      Market Square Shopping Center                        Spartanburg        SC     29301      203,513       SF

 119      Woodland Manor Apartments                         South Plainfield      NJ     07080          157     Units

 120      Holiday Inn Hotel and Resort - Tewksbury              Tewksbury         MA     10876          237     Rooms

 121      Muir Station Shopping Center                          Martinez          CA     94553       87,480       SF

 122      Medical Pavilion                                 Hilton Head Island     SC     29926       75,795       SF

 123      Spring Creek Apartments                               Las Vegas         NV     89101          344     Units

 124      Raymour & Flanigan Plaza                             Manchester         CT     06040       91,760       SF

 125      Culver City Self Storage                             Culver City        CA     90232       90,993       SF

                                     B-1E-2

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 126      Central Park Plaza                                   7002298         SBRC     7329-7379 Milliken Avenue

 127      Joesler Village                                      7002815         SBRC     1745-1865 East River Road and 4419-4429
                                                                                        Campbell Avenue

 128      Euclid Business Center                             03-0810329        GCFP     14351-14371 Euclid Street and 10742-10862
                                                                                        Capital Avenue

 129      4300 Sprint Boulevard Northeast                    03-0810311        GCFP     4300 Sprint Boulevard Northeast

 130      North Caroll Shopping Center                         7001198         SBRC     2320 Hanover Pike

 131      Redwood Business Park Loan # 4                       7002917         SBRC     5341 Old Redwood Highway

 132      Cochrane Plaza                                     03-0810263        GCFP     102-230 Cochrane Road

 133      Lowe's Home Improvement Warehouse                  03-0810279        GCFP     1717 Freeway Drive

 134      Millennium II Office Building                         11663          GCFP     6501 Congress Avenue

 135      Alta Loma Square                                     7002301         SBRC     8710-8798 19th Street

 136      Remington Apartments / Winslow Glen Apartments       7001963         SBRC

 136a     Remington Apartments                                7001963a         SBRC     7125 South Santa Fe Avenue

 136b     Winslow Glen Apartments                             7001963b         SBRC     4750 Northwest 23rd Street

 137      Shadow Lakes Apartments                            03-0812752        GCFP     500 Shadow Lakes Boulevard

 138      Medical Center West                                   12172          GCFP     5700 West Genesee Street

 139      Willow Grove Office Mews                           03-0812753        GCFP     2300 Computer Avenue

 140      Agilent Technologies Building                     010-00000720       AMCC     4238 Southwest Research Way

 141      Cornelius Apartments                                 7001995         SBRC     306 Blanchard Street

 142      1698 Vierling Drive East                           03-0812074        GCFP     1698 Vierling Drive East

 143      Sarno Business Complex                               7001304         SBRC     1020-2260 Sarno Road

 144      Cherry Hill Office Mews                            03-0812754        GCFP     1930-36 Route 70 East

 145      MJ Ocala Hilton                                      4010669         ALD      3600 Southwest 36th Avenue

 146      Freeport Distribution                                 12261          GCFP     4625 North 45th Avenue

 147      Patrice Place Industrial                          010-00000766       AMCC     530-550 Patrice Place

 148      Figueroa  Industrial                              010-00000749       AMCC     18093 - 18239 South Figueroa Street

 149      5900 Sepulveda Boulevard Office Building              11777          GCFP     5900 Sepulveda Boulevard

 150      Sunrise Trade Center                              020-00000071       AMCC     2690 Sunrise Boulevard

                                                                                                               PROPERTY
CONTROL                                                                                             PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                           CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------   ------------------   -----   --------   --------   ---------
 126      Central Park Plaza                                 Rancho Cucamonga      CA     91701       90,411       SF

 127      Joesler Village                                         Tucson           AZ     85718       72,873       SF


 128      Euclid Business Center                               Garden Grove        CA     92843      156,727       SF


 129      4300 Sprint Boulevard Northeast                       Rio Rancho         NM     87124       94,730       SF

 130      North Caroll Shopping Center                           Hampstead         MD     21074      149,036       SF

 131      Redwood Business Park Loan # 4                         Petaluma          CA     94954       66,656       SF

 132      Cochrane Plaza                                        Morgan Hill        CA     95037       82,050       SF

 133      Lowe's Home Improvement Warehouse                    Mount Vernon        WA     98273      137,138       SF

 134      Millennium II Office Building                         Boca Raton         FL     33487       58,500       SF

 135      Alta Loma Square                                   Rancho Cucamonga      CA     91701      101,192       SF

 136      Remington Apartments / Winslow Glen Apartments                                                 341     Units

 136a     Remington Apartments                                 Oklahoma City       OK     73139          216     Units

 136b     Winslow Glen Apartments                              Oklahoma City       OK     73127          125     Units

 137      Shadow Lakes Apartments                              Ormond Beach        FL     32174          184     Units

 138      Medical Center West                                    Camillus          NY     13031       84,530       SF

 139      Willow Grove Office Mews                             Willow Grove        PA     19090       85,104       SF

 140      Agilent Technologies Building                          Corvallis         OR     97333       60,000       SF

 141      Cornelius Apartments                                    Seattle          WA     98121          137     Units

 142      1698 Vierling Drive East                               Shakopee          MN     55379      108,852       SF

 143      Sarno Business Complex                                 Melbourne         FL     32935      141,860       SF

 144      Cherry Hill Office Mews                               Cherry Hill        NJ     08003      108,704       SF

 145      MJ Ocala Hilton                                          Ocala           FL     34474          197     Rooms

 146      Freeport Distribution                                   Phoenix          AZ     85031      245,166       SF

 147      Patrice Place Industrial                              Los Angeles        CA     90248       90,155       SF

 148      Figueroa  Industrial                                  Los Angeles        CA     90248       74,520       SF

 149      5900 Sepulveda Boulevard Office Building               Van Nuys          CA     91411       75,269       SF

 150      Sunrise Trade Center                                Rancho Cordova       CA     95742       71,749       SF

                                     B-1E-3

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 151      Eatontown Shopping Center                            6604590         SBRC     65 Route 36

 152      Nexus and Valencia Shopping Center                 03-0810335        GCFP     9040 and 9050 East Valencia Road

 153      Kmart Centre                                         7002833         SBRC     2330 Crest View Drive

 154      Longley West Plaza                                010-00000735       AMCC     7671, 7675, 7685 and 7689 South Virginia
                                                                                        Street

 155      331-335 Putnam Avenue & 320-366 River Street       03-0810410        GCFP     331-335 Putnam Avenue & 320-366 River
                                                                                        Street

 156      Churchill Village Apartments                       03-0810275        GCFP     3651-3659 West 18th Avenue, 1610-1790
                                                                                        Bailey Hill Road, 3650-3658 Village Avenue

 157      Sierra College Self Storage                        03-0810285        GCFP     8100 Sierra College Boulevard

 158      Canyon Creek Plaza                                   7002282         SBRC     202-348 West Campbell Road

 159      1500 Dragon Street                                   7001407         SBRC     1500 Dragon Street

 160      Holiday Inn Asheville Airport                      03-0810439        GCFP     550 Airport Road

 161      Princeton Belvidere                                03-0810441        GCFP     26-46 Park Street

 162      Valley View Mobile Home Park                         7002960         SBRC     1455 Alturas Street

 163      Hometown Square                                       12104          GCFP     651 Palomar Street

 164      Albemarle Crossing                                 03-0810432        GCFP     9010-9030 Albemarle Road

 165      Hannaford Ground Lease at Albemarle                03-0810431        GCFP     9010 Albemarle Road
          Crossing

 166      Promenade At Temecula                             010-00000693       AMCC     40620 & 40688 Winchester Road

 167      678 Massachusetts Avenue                           03-0810434        GCFP     678 Massachusetts Avenue

 168      Palomar Commerce Center                               12424          GCFP     657-681 Palomar Street

 169      Landmark Plaza                                       7002920         SBRC     5417 Bay Road

 170      Lake Jackson Trading Post                            7001927         SBRC     3811 North Monroe Street and Crowder
                                                                                        Road

 171      Mt. Morris Plaza                                   03-0812046        GCFP     7186-7224 North Saginaw Street

 172      Durango Mini-Storage & Charleston West                12598          GCFP     920 South Durango Drive & 8470 West
          Mini-Storage                                                                  Charleston Boulevard

                                                                                                               PROPERTY
CONTROL                                                                                            PROPERTY     SIZE
NUMBER             LOAN / PROPERTY NAME                           CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------  -----------------------------------------------   ------------------   -----   --------   --------   ---------
 151     Eatontown Shopping Center                              Eatontown         NJ     07724       29,911       SF

 152     Nexus and Valencia Shopping Center                      Tucson           AZ     85747       62,774       SF

 153     Kmart Centre                                            Hudson           WI     54016      156,709       SF

 154     Longley West Plaza                                       Reno            NV     89511       61,433       SF


 155     331-335 Putnam Avenue & 320-366 River Street           Cambridge         MA     02139       78,582       SF


 156     Churchill Village Apartments                            Eugene           OR     97401          119     Units


 157     Sierra College Self Storage                            Roseville         CA     95661      100,200       SF

 158     Canyon Creek Plaza                                    Richardson         TX     75080       52,138       SF

 159     1500 Dragon Street                                      Dallas           TX     75207      104,486       SF

 160     Holiday Inn Asheville Airport                          Fletcher          NC     28732          150     Rooms

 161     Princeton Belvidere                                     Lowell           MA     01852           54     Units

 162     Valley View Mobile Home Park                           Fallbrook         CA     92028          145     Units

 163     Hometown Square                                       Chula Vista        CA     91911       38,118       SF

 164     Albemarle Crossing                                     Charlotte         NC     28227       26,828       SF

 165     Hannaford Ground Lease at Albemarle                    Charlotte         NC     28227      321,966       SF
         Crossing

 166     Promenade At Temecula                                  Temecula          CA     92591       22,228       SF

 167     678 Massachusetts Avenue                               Cambridge         MA     02139       33,607       SF

 168     Palomar Commerce Center                               Chula Vista        CA     91911       78,734       SF

 169     Landmark Plaza                                          Saginaw          MI     48604       98,216       SF

 170     Lake Jackson Trading Post                             Tallahassee        FL     32303       74,138       SF


 171     Mt. Morris Plaza                                      Mt. Morris         MI     48458       76,738       SF

 172     Durango Mini-Storage & Charleston West                 Las Vegas         NV     89145      142,210       SF
         Mini-Storage

                                     B-1E-4

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 173      Via Verde Plaza                                    03-0810345        GCFP     1108-1152 & 1172-1198 Via Verde Avenue

 174      Northlake Quadrangle                               03-0812606        GCFP     2200 Northlake Parkway

 175      550-560 Sutter Street                              03-0810261        GCFP     550-560 Sutter Street

 176      Aliso Viejo Town Center-Building #7                03-0810250        GCFP     26731 Aliso Creek Road

 177      Federal Highway Self Storage                         7001598         SBRC     415 South Federal Highway

 178      Westheimer Village Shopping Center                   7001641         SBRC     11316-11328 Westheimer Road

 179      Westland Shopping Center                          010-00000652       AMCC     1315 West Grand Parkway South

 180      1770 North Milwaukee Avenue                        03-0810317        GCFP     1770 North Milwaukee Avenue

 181      64th Street and Greenway Road                      03-0810334        GCFP     6339 East Greenway Road

 182      Mountain Park Plaza                               010-00000709       AMCC     510, 602 & 610 East Baseline Road

 183      Mountain/Arrow Center                                7002283         SBRC     545-599 Mountain Avenue

 184      Evanston Northwestern Ground Lease                 03-0812064        GCFP     East Side of Milwaukee Avenue and South of
                                                                                        Townline Road

 185      Main Street Village Office Building                03-0812090        GCFP     7645 Lyndale Avenue South

 186      Santorini at the Park Apartments                  010-00000748       AMCC     4902 Aurora Avenue North

 187      Fairmount Greens Apartments                        03-0810346        GCFP     3851 North 28th Street

 188      Jackson Square Shopping Center                        12525          GCFP     5200-5232 Jackson Drive

 189      Bradville Square                                     7002411         SBRC     3609-3643 Bradshaw Road

 190      23133 Hawthorne Boulevard                          03-0810302        GCFP     23133 Hawthorne Boulevard

 191      Park 2000 - Building K                               400028          GCFP     6360 McLeod Drive

 192      Park 2000 - Building H                               400027          GCFP     6340 McLeod Drive

 193      Deer Valley Plaza                                    7002269         SBRC     1375 Deer Valley Drive

 194      Russell Mini Storage                                 400025          GCFP     5180 East Russell Road

 195      Uinta Golf and Ihop Pad Site                      010-00000639       AMCC     10855 South State Street

 196      150-170 Professional Center Drive                  03-0810274        GCFP     150-170 Professional Center Drive

 197      9, 9A & 0 Summit Avenue                            03-0810452        GCFP     9, 9A & 0 Summit Avenue

 198      Ventura Commerce Center II                        010-00000547       AMCC     4567 Telephone Road and 1711 Wood Place

 199      Willowbrook II                                    010-00000706       AMCC     17655 Tomball Parkway

                                                                                                                PROPERTY
CONTROL                                                                                             PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                           CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------   ------------------   -----   --------   --------   ---------
 173      Via Verde Plaza                                        San Dimas         CA     91773       45,568       SF

 174      Northlake Quadrangle                                    Atlanta          GA     30084       77,787       SF

 175      550-560 Sutter Street                                San Francisco       CA     94102       27,075       SF

 176      Aliso Viejo Town Center-Building #7                   Aliso Viejo        CA     92656       18,165       SF

 177      Federal Highway Self Storage                        Deerfield Beach      FL     33441       67,266       SF

 178      Westheimer Village Shopping Center                      Houston          TX     77077       87,519       SF

 179      Westland Shopping Center                                 Katy            TX     77494       36,935       SF

 180      1770 North Milwaukee Avenue                          Libertyville        IL     60048       15,120       SF

 181      64th Street and Greenway Road                           Phoenix          AZ     85254       19,247       SF

 182      Mountain Park Plaza                                     Phoenix          AZ     85040       36,860       SF

 183      Mountain/Arrow Center                                   Upland           CA     91786       72,830       SF

 184      Evanston Northwestern Ground Lease                   Vernon Hills        IL     60661      181,776       SF


 185      Main Street Village Office Building                    Richfield         MN     55423       30,919       SF

 186      Santorini at the Park Apartments                        Seattle          WA     98103           31     Units

 187      Fairmount Greens Apartments                             Phoenix          AZ     85016          117     Units

 188      Jackson Square Shopping Center                          La Mesa          CA     91941       33,785       SF

 189      Bradville Square                                      Sacramento         CA     95827       40,693       SF

 190      23133 Hawthorne Boulevard                              Torrance          CA     90505       40,176       SF

 191      Park 2000 - Building K                                 Las Vegas         NV     89120       33,806       SF

 192      Park 2000 - Building H                                 Las Vegas         NV     89120       16,748       SF

 193      Deer Valley Plaza                                      Park City         UT     84060       21,186       SF

 194      Russell Mini Storage                                   Las Vegas         NV     98122       68,063       SF

 195      Uinta Golf and Ihop Pad Site                             Sandy           UT     84070       21,960       SF

 196      150-170 Professional Center Drive                    Rohnert Park        CA     94928       39,818       SF

 197      9, 9A & 0 Summit Avenue                                Brookline         MA     02446           20     Units

 198      Ventura Commerce Center II                              Ventura          CA     93003       47,422       SF

 199      Willowbrook II                                          Houston          TX     77064       20,974       SF

                                     B-1E-5

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 200      Newport Avenue Plaza                               03-0810427        GCFP     63 Newport Avenue

 201      1340 Old Chain Bridge Road                        010-00000764       AMCC     1340 Old Chain Bridge Road

 202      Shoal Creek Mall Shopping Center                     400024          GCFP     602-640 Sunburst Highway

 203      Spring Mill Apartments                            010-00000753       AMCC     24, 25, 47, 48, 193, 194, and 215 Bugler's
                                                                                        Way

 204      Glyndon Square Shopping Center                    010-00000495       AMCC     4820-4888 Butler Road

 205      47 State Circle                                      7000301         SBRC     47 State Circle

 206      West Little York Industrial Park - Phase 2        010-00000633       AMCC     11875 West Little York Road

 207      Holiday Inn Stillwater                                12044          GCFP     2515 West Sixth Avenue

 208      Continental Apartments                               7002952         SBRC     1422 Lamar Avenue

 209      943-955 North McLean Boulevard                     03-0812073        GCFP     943-955 North McLean Boulevard

 210      Holiday Inn Ponca City                                12045          GCFP     2215 North 14th Street

 211      National Tour Building                            010-00000721       AMCC     30222 Esperanza

 212      Eaglepointe Office Building                          400032          GCFP     39 East Eagle Ridge Drive

 213      Plaza on Shea                                      03-0810312        GCFP     12002 & 12020 East Shea Boulevard

 214      Woodward Heights Manor Apartments                  03-0812092        GCFP     1045 East Woodward Heights Boulevard

 215      Aspen Apartments                                  010-00000742       AMCC     1411, 1413, 1415, 1421 & 1425 North Liberty
                                                                                        Street

 216      Hamilton Fairfax Apartments                       010-00000744       AMCC     2106 Fairfax Avenue

 217      McMahon Medical Office Building                    03-0812609        GCFP     4824 McMahon Boulevard Northwest

 218      Cimmaron Professional Plaza                       010-00000758       AMCC     2400 South Cimarron Road

 219      California Creations Building                     010-00000538       AMCC     6982 South Quentin Street

 220      Pinnacle Peak Road and 39th Drive                  03-0810336        GCFP     3830 West Pinnacle Peak Road

 221      Brookside Market / Cedar Plaza Portfolio          010-00000383       AMCC

 221a     Brookside Market                                  010-00000383a      AMCC     3807 South Peoria Avenue

 221b     Cedar Plaza Shopping Center                       010-00000383b      AMCC     4647 - 4655 South Peoria Avenue

 223      Storage Inn                                          400029          GCFP     4950 Duneville Road

                                                                                                                   PROPERTY
CONTROL                                                                                                PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                              CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------      ------------------   -----   --------   --------   ---------
 200      Newport Avenue Plaza                                   East Providence      RI     02916       14,560       SF

 201      1340 Old Chain Bridge Road                                  McLean          VA     22101       25,831       SF

 202      Shoal Creek Mall Shopping Center                          Cambridge         MD     21613       67,249       SF

 203      Spring Mill Apartments                                  Falling Waters      WV     25419           56     Units
                                                                     District

 204      Glyndon Square Shopping Center                             Glyndon          MD     21071       29,857       SF

 205      47 State Circle                                           Annapolis         MD     21401       15,660       SF

 206      West Little York Industrial Park - Phase 2                 Houston          TX     77041       57,600       SF

 207      Holiday Inn Stillwater                                    Stillwater        OK     74074          141     Rooms

 208      Continental Apartments                                     Memphis          TN     38104           65     Units

 209      943-955 North McLean Boulevard                              Elgin           IL     60123       23,873       SF

 210      Holiday Inn Ponca City                                    Ponca City        OK     74601          138     Rooms

 211      National Tour Building                                   Rancho Santa       CA     92688       22,840       SF
                                                                    Margarita
 212      Eaglepointe Office Building                            North Salt Lake      UT     84054       22,000       SF

 213      Plaza on Shea                                             Scottsdale        AZ     85259       16,312       SF

 214      Woodward Heights Manor Apartments                         Hazel Park        MI     48030           57     Units

 215      Aspen Apartments                                            Boise           ID    83704            45     Units

 216      Hamilton Fairfax Apartments                               Nashville         TN    37212            24     Units

 217      McMahon Medical Office Building                          Albuquerque        NM    87114        18,240       SF

 218      Cimmaron Professional Plaza                               Las Vegas         NV    89117        12,600       SF

 219      California Creations Building                             Englewood         CO    80112        50,000       SF

 220      Pinnacle Peak Road and 39th Drive                          Phoenix          AZ    85310         8,609       SF

 221      Brookside Market / Cedar Plaza Portfolio                                                       20,374       SF

 221a     Brookside Market                                            Tulsa           OK    74105        14,674       SF

 221b     Cedar Plaza Shopping Center                                 Tulsa           OK    74105         5,700       SF

 223      Storage Inn                                               Las Vegas         NV    89118        34,125       SF


                                     B-1E-6

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 224      Stanley Court Apartments                          010-00000761       AMCC     8200 Stanley Road

 225      2380 Wycliff / 970 Raymond Portfolio              010-00000115       AMCC

 225a     2380 Wycliff Street                               010-00000115a      AMCC     2380 Wycliff Street

 225b     970 Raymond Avenue                                010-00000115b      AMCC     970 Raymond Avenue

 226      Greenbrier Apartments II                          010-00000751       AMCC     1930 49th Street Southwest

 227      Greenbrier Apartments III                         010-00000752       AMCC     2012 49th Street Southwest

 228      Greenbrier Apartments I                           010-00000750       AMCC     1910 49th Street Southwest

 229      Valley View Twain Shopping Center and Billboard      400022          GCFP     3711 South Valley View Boulevard
          Site

 230      Rite Aid Drugstore                                010-00000352       AMCC     220 East Grand Avenue

 231      167-55 148th Avenue                               010-00000376       AMCC     167-55 148th Avenue

 232      16249-16259 Stagg Street                          010-00000511       AMCC     16249-16259 Stagg Street

 233      6819 Redwood Drive                                010-00000332       AMCC     6819 Redwood Drive

 234      Toll House Office Building                        010-00000256       AMCC     142 South Santa Cruz Avenue

 235      Linden Hills Co-op Grocery Store                  010-00000377       AMCC     2813 West 43rd Street

 236      Goodyear/Wenco Building                           010-00000404       AMCC     8585 South Sandy Parkway

 237      2436 East Indian School Road                       03-0810337        GCFP     2436 East Indian School Road

 238      WMC International Industrial Building             010-00000329       AMCC     21441 North 3rd Avenue

 239      Desert Club Apartments                            010-00000284       AMCC     3805 East Fifth Street

                                                                                                                   PROPERTY
CONTROL                                                                                                PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                              CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------      ------------------   -----   --------   --------   ---------
 224      Stanley Court Apartments                                   Bloomington        MN     55457           44     Units

 225      2380 Wycliff / 970 Raymond Portfolio                                                             48,541       SF

 225a     2380 Wycliff Street                                         St. Paul          MN     55114       30,832       SF

 225b     970 Raymond Avenue                                          St. Paul          MN     55114       17,709       SF

 226      Greenbrier Apartments II                                      Fargo           ND     58103           24     Units

 227      Greenbrier Apartments III                                     Fargo           ND     58103           24     Units

 228      Greenbrier Apartments I                                       Fargo           ND     58103           24     Units

 229      Valley View Twain Shopping Center and Billboard             Las Vegas         NV     89103       14,424       SF
          Site

 230      Rite Aid Drugstore                                         El Segundo         CA     90245       17,710       SF

 231      167-55 148th Avenue                                          Jamaica          NY     11434       32,189       SF

 232      16249-16259 Stagg Street                                    Van Nuys          CA     91406       14,700       SF

 233      6819 Redwood Drive                                           Cotati           CA     94931       16,740       SF

 234      Toll House Office Building                                  Los Gatos         CA     95030        4,200       SF

 235      Linden Hills Co-op Grocery Store                           Minneapolis        MN     55410        9,000       SF

 236      Goodyear/Wenco Building                                       Sandy           UT     84070       23,413       SF

 237      2436 East Indian School Road                                 Phoenix          AZ     85016       33,174       SF

 238      WMC International Industrial Building                        Phoenix          AZ     85027       13,432       SF

 239      Desert Club Apartments                                       Tucson           AZ     85716           16     Units

Presented below, separate from the rest of the pooled Mortgaged Loans, is the Annex A information for the Birch Run Outlet Center Junior Portion, which is associated with the Class BR certificates. The Birch Run Outlet Center Junior Portion is not included in the Initial Net Mortgage Pool Balance.

CONTROL
NUMBER              LOAN / PROPERTY NAME                    LOAN NUMBER    ORIGINATOR               PROPERTY ADDRESS
-------   -----------------------------------------------   ------------   ----------   ------------------------------------------
 101b     Birch Run Outlet Center (Junior Portion)           03-0812084        GCFP     12240 South Beyer Road

                                                                                                                   PROPERTY
CONTROL                                                                                                PROPERTY     SIZE
NUMBER              LOAN / PROPERTY NAME                              CITY          STATE   ZIP CODE     SIZE     UNIT TYPE
-------   -----------------------------------------------      ------------------   -----   --------   --------   ---------
 101b     Birch Run Outlet Center (Junior Portion)                Birch Run           MI      48415     723,536       SF

                                     B-1E-7

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
 101a    Birch Run Outlet Center            No       40,000,000    Fee Simple   40,082,051       7.4660%       0.0625%      Fixed
         (Senior Portion)
  102    Phoenix Marriott                   No       33,783,972    Fee Simple   34,000,000       8.0620%       0.0625%      Fixed
  103    Imperial Apartments                No       32,000,000    Fee Simple   32,000,000       7.2190%       0.0625%      Fixed
  104    Pacific Plaza at Torrey Hills      No       29,361,014    Fee Simple   29,400,000       7.3580%       0.0625%      Fixed
  105    Murray Business Center             No       23,967,790    Fee Simple   24,000,000       7.3100%       0.0625%      Fixed
  106    The Cannery                        No       19,309,776    Fee Simple   19,350,000       7.4000%       0.0725%      Fixed
  107    The Marketplace at Palmdale        No       19,194,866    Fee Simple   19,500,000       7.2310%       0.0625%      Fixed
  108    Metro Park Office Building         No       18,479,791    Fee Simple   18,505,000       7.2500%       0.0925%      Fixed
  109    Hilton Garden Inn                  No       17,915,342    Fee Simple   18,000,000       7.9440%       0.0625%      Fixed
  110    A&P Warehouse - Central Islip      No       17,655,342    Fee Simple   17,802,410       8.1900%       0.0625%      Fixed
  111    A&P Warehouse - Baltimore          No       17,431,347    Fee Simple   17,576,549       8.1900%       0.0625%      Fixed
  112    Cumberland Crossing                No       16,052,089    Fee Simple   16,065,000       7.1000%       0.0625%      Fixed
  113    Lakeshore Marketplace              No       15,953,338    Fee Simple   15,993,000       7.6470%       0.0625%      Fixed
         Shopping Center
  114    Redwood Business Park Loan #3      No       15,659,163    Fee Simple   15,700,000       7.4600%       0.0725%      Fixed
  115    Paramus Plaza                      No       14,980,615    Fee Simple   15,000,000       7.4600%       0.0625%      Fixed
  116    2811 Wilshire Boulevard            No       13,408,094    Fee Simple   13,500,000       7.9500%       0.0625%      Fixed
  117    Ralph's Market Center              No       12,612,485    Fee Simple   12,640,000       7.2000%       0.0625%      Fixed
                                                                   Fee Simple
                                                                    in part,
  118    Market Square Shopping Center      No       12,573,502   Leasehold in  12,600,000       7.3500%       0.0925%      Fixed
                                                                      part
  119    Woodland Manor Apartments          No       12,349,821    Fee Simple   12,500,000       7.8000%       0.1475%      Fixed
  120    Holiday Inn Hotel and Resort       No       12,079,118    Fee Simple   12,120,000       7.5860%       0.0625%      Fixed
         - Tewksbury
  121    Muir Station Shopping Center       No       10,396,423    Fee Simple   10,420,000       7.0300%       0.0925%      Fixed

                                                  INTEREST
CONTROL                                           ACCRUAL           LOAN
NUMBER   LOAN/PROPERTY NAME                        METHOD           TYPE
-------  -----------------------------          ------------  ----------------
 101a    Birch Run Outlet Center                 Actual/360         Balloon
         (Senior Portion)
  102    Phoenix Marriott                        Actual/360         Balloon
  103    Imperial Apartments                     Actual/360    Partial IO / ARD
  104    Pacific Plaza at Torrey Hills           Actual/360         Balloon
  105    Murray Business Center                  Actual/360           ARD
  106    The Cannery                             Actual/360         Balloon
  107    The Marketplace at Palmdale               30/360      Fully Amortizing
  108    Metro Park Office Building              Actual/360         Balloon
  109    Hilton Garden Inn                       Actual/360         Balloon
  110    A&P Warehouse - Central Islip           Actual/360         Balloon
  111    A&P Warehouse - Baltimore               Actual/360         Balloon
  112    Cumberland Crossing                     Actual/360         Balloon
  113    Lakeshore Marketplace                   Actual/360         Balloon
         Shopping Center
  114    Redwood Business Park Loan #3           Actual/360         Balloon
  115    Paramus Plaza                           Actual/360         Balloon
  116    2811 Wilshire Boulevard                 Actual/360         Balloon
  117    Ralph's Market Center                   Actual/360         Balloon


  118    Market Square Shopping Center           Actual/360         Balloon

  119    Woodland Manor Apartments               Actual/360         Balloon
  120    Holiday Inn Hotel and Resort            Actual/360         Balloon
         - Tewksbury
  121    Muir Station Shopping Center            Actual/360         Balloon


                                     B-1E-8

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
  122    Medical Pavilion                   No       9,942,083     Fee Simple   9,975,000        7.2900%       0.0625%      Fixed
  123    Spring Creek Apartments            No       9,880,000     Fee Simple   9,880,000        7.1000%       0.0625%      Fixed
  124    Raymour & Flanigan Plaza           No       9,871,661     Fee Simple   9,900,000        7.8200%       0.0925%      Fixed
  125    Culver City Self Storage           No       9,821,531     Fee Simple   9,850,000        7.7850%       0.0625%      Fixed
  126    Central Park Plaza                 No       9,560,461     Fee Simple   9,595,000        6.9500%       0.0625%      Fixed
  127    Joesler Village                    No       9,553,218     Fee Simple   9,600,000        7.1400%       0.0625%      Fixed
  128    Euclid Business Center             No       9,425,438     Fee Simple   9,450,000        7.4630%       0.0625%      Fixed
  129    4300 Sprint Boulevard              No       8,731,254     Fee Simple   8,753,000        7.6400%       0.0625%      Fixed
         Northeast                                                  in part,
                                                                   Leasehold
                                                                    in part
  130    North Caroll Shopping Center       No       8,672,326     Fee Simple   8,700,000        7.4300%       0.0625%      Fixed
  131    Redwood Business Park Loan #4      No       8,502,544     Fee Simple   8,525,000        7.4100%       0.0725%      Fixed
  132    Cochrane Plaza                     No       8,202,054     Fee Simple   8,266,000        7.4100%       0.0625%      Fixed
  133    Lowe's Home Improvement            No       8,160,141     Fee Simple   8,200,000        7.1500%       0.0625%      Fixed
         Warehouse
  134    Millennium II Office Building      No       8,023,713     Fee Simple   8,052,000        7.8940%       0.0925%      Fixed
  135    Alta Loma Square                   No       7,961,446     Fee Simple   7,985,000        6.9500%       0.0625%      Fixed
  136    Remington Apartments /             No       7,498,902                  7,515,000        7.2700%       0.0725%      Fixed
         Winslow Glen Apartments Portfolio
 136a    Remington Apartments                        7,498,902     Fee Simple
 136b    Winslow Glen Apartments                     7,498,902     Fee Simple
  137    Shadow Lakes Apartments            No       7,370,441     Fee Simple   7,400,000        7.3930%       0.0625%      Fixed
  138    Medical Center West                No       7,315,605     Fee Simple   7,325,000        7.4900%       0.0925%      Fixed
  139    Willow Grove Office Mews           No       7,040,981     Fee Simple   7,050,000        7.5000%       0.0625%      Fixed
  140    Agilent Technologies Building      No       7,037,629     Fee Simple   7,060,000        7.6100%       0.0625%      Fixed
  141    Cornelius Apartments               No       6,976,233     Fee Simple   7,000,000        7.1800%       0.1125%      Fixed

            INTEREST
CONTROL                                       ACCRUAL          LOAN
NUMBER   LOAN/PROPERTY NAME                   METHOD           TYPE
-------  -----------------------------     ------------  ----------------
  122    Medical Pavilion                   Actual/360       Balloon
  123    Spring Creek Apartments            Actual/360       Balloon
  124    Raymour & Flanigan Plaza           Actual/360       Balloon
  125    Culver City Self Storage           Actual/360       Balloon
  126    Central Park Plaza                 Actual/360       Balloon
  127    Joesler Village                    Actual/360       Balloon
  128    Euclid Business Center             Actual/360       Balloon
  129    4300 Sprint Boulevard              Actual/360       Balloon
         Northeast
  130    North Caroll Shopping Center       Actual/360       Balloon
  131    Redwood Business Park Loan #4      Actual/360       Balloon
  132    Cochrane Plaza                     Actual/360       Balloon
  133    Lowe's Home Improvement            Actual/360       Balloon
         Warehouse
  134    Millennium II Office Building
  135    Alta Loma Square                   Actual/360       Balloon
  136    Remington Apartments /             Actual/360       Balloon
         Winslow Glen Apartments Portfolio
 136a    Remington Apartments               Actual/360       Balloon
 136b    Winslow Glen Apartments
  137    Shadow Lakes Apartments            Actual/360       Balloon
  138    Medical Center West                Actual/360       Balloon
  139    Willow Grove Office Mews           Actual/360       Balloon
  140    Agilent Technologies Building      Actual/360       Balloon
  141    Cornelius Apartments               Actual/360       Balloon


                                     B-1E-9

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
  142    1698 Vierling Drive East           No       6,914,534     Fee Simple   6,934,000        7.8900%       0.0625%      Fixed
  143    Sarno Business Complex             No       6,774,809     Fee Simple   6,800,000        7.6900%       0.1125%      Fixed
  144    Cherry Hill Office Mews            No       6,741,365     Fee Simple   6,750,000        7.5000%       0.0625%      Fixed
  145    MJ Ocala Hilton                    No       6,592,596     Fee Simple   6,600,000        7.6000%       0.0825%      Fixed
  146    Freeport Distribution              No       6,519,901     Fee Simple   6,538,000        7.9400%       0.0925%      Fixed
  147    Patrice Place Industrial        Yes (X1)    6,286,000     Fee Simple   3,428,000        7.0000%       0.0625%      Fixed
  148    Figueroa  Industrial            Yes (X1)    6,286,000     Fee Simple   2,858,000        7.0000%       0.0625%      Fixed
  149    5900 Sepulveda Boulevard           No       6,249,297     Fee Simple   6,296,500        8.2300%       0.0925%      Fixed
         Office Building
  150    Sunrise Trade Center               No       6,042,062     Fee Simple   6,050,000        7.4000%       0.0625%      Fixed
  151    Eatontown Shopping Center          No       5,978,228     Fee Simple   6,000,000        7.7700%       0.1475%      Fixed
  152    Nexus and Valencia Shopping        No       5,855,649     Fee Simple   5,864,000        7.0700%       0.0625%      Fixed
         Center
  153    Kmart Centre                       No       5,584,454     Fee Simple   5,600,000        7.9300%       0.1125%      Fixed
  154    Longley West Plaza                 No       5,196,367     Fee Simple   5,200,000        7.8000%       0.0625%      Fixed
  155    331-335 Putnam Avenue &            No       5,175,647     Fee Simple   5,207,000        7.7500%       0.0625%      Fixed
         320-366 River Street
  156    Churchill Village Apartments       No       5,138,996     Fee Simple   5,150,000        7.2810%       0.0625%      Fixed
  157    Sierra College Self Storage        No       4,993,158     Fee Simple   5,000,000        7.2320%       0.0625%      Fixed
  158    Canyon Creek Plaza                 No       4,983,926     Fee Simple   5,000,000        7.3900%       0.0625%      Fixed
  159    1500 Dragon Street                 No       4,901,727     Fee Simple   4,920,000        7.6800%       0.0625%      Fixed
  160    Holiday Inn Asheville Airport      No       4,732,448      Leasehold   4,750,000        8.1400%       0.1325%      Fixed
  161    Princeton Belvidere                No       4,729,348     Fee Simple   4,740,000        7.0600%       0.1225%      Fixed
  162    Valley View Mobile Home Park       No       4,693,356     Fee Simple   4,700,000        7.1000%       0.0625%      Fixed
  163    Hometown Square                    No       4,643,570     Fee Simple   4,650,000        7.1900%       0.0925%      Fixed
  164    Albemarle Crossing              Yes (X2)    4,574,833     Fee Simple   2,470,000        7.2900%       0.1325%      Fixed

                                           INTEREST
CONTROL                                     ACCRUAL          LOAN
NUMBER    LOAN/PROPERTY NAME                METHOD           TYPE
--------  -----------------------------  ------------  ----------------
  142     1698 Vierling Drive East        Actual/360       Balloon
  143     Sarno Business Complex          Actual/360       Balloon
  144     Cherry Hill Office Mews         Actual/360       Balloon
  145     MJ Ocala Hilton                 Actual/360       Balloon
  146     Freeport Distribution           Actual/360       Balloon
  147     Patrice Place Industrial        Actual/360       Balloon
  148     Figueroa  Industrial            Actual/360       Balloon
  149     5900 Sepulveda Boulevard        Actual/360       Balloon
          Office Building
  150     Sunrise Trade Center            Actual/360       Balloon
  151     Eatontown Shopping Center       Actual/360       Balloon
  152     Nexus and Valencia Shopping     Actual/360       Balloon
          Center
  153     Kmart Centre                    Actual/360       Balloon
  154     Longley West Plaza              Actual/360       Balloon
  155     331-335 Putnam Avenue &         Actual/360         ARD
          320-366 River Street
  156     Churchill Village Apartments    Actual/360       Balloon
  157     Sierra College Self Storage     Actual/360       Balloon
  158     Canyon Creek Plaza              Actual/360       Balloon
  159     1500 Dragon Street              Actual/360       Balloon
  160     Holiday Inn Asheville Airport   Actual/360       Balloon
  161     Princeton Belvidere             Actual/360       Balloon
  162     Valley View Mobile Home Park    Actual/360       Balloon
  163     Hometown Square                 Actual/360       Balloon
  164     Albemarle Crossing              Actual/360       Balloon


                                    B-1E-10

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
  165    Hannaford Ground Lease at       Yes (X2)    4,574,833     Fee Simple   2,117,000        7.5600%       0.1325%      Fixed
         Albemarle Crossing
  166    Promenade At Temecula              No       4,334,062     Fee Simple   4,375,000        7.2000%       0.0625%      Fixed
  167    678 Massachusetts Avenue           No       4,289,399     Fee Simple   4,300,000        7.6700%       0.0625%      Fixed
  168    Palomar Commerce Center            No       4,243,903     Fee Simple   4,250,000        7.0400%       0.0925%      Fixed
  169    Landmark Plaza                     No       4,194,489     Fee Simple   4,200,000        7.4000%       0.0625%      Fixed
  170    Lake Jackson Trading Post          No       4,063,772     Fee Simple   4,080,000        7.4100%       0.1125%      Fixed
  171    Mt. Morris Plaza                   No       3,996,753     Fee Simple   4,000,000        7.0500%       0.0625%      Fixed
  172    Durango Mini-Storage &             No       3,991,452     Fee Simple   4,000,000        7.3500%       0.0925%      Fixed
         Charleston
         West Mini-Storage
  173    Via Verde Plaza                    No       3,889,830     Fee Simple   3,900,000        7.4500%       0.0625%      Fixed
  174    Northlake Quadrangle               No       3,886,643     Fee Simple   3,900,000        7.9900%       0.0625%      Fixed
  175    550-560 Sutter Street              No       3,872,584     Fee Simple   3,900,000        8.1000%       0.0625%      Fixed
  176    Aliso Viejo Town                   No       3,871,611     Fee Simple   3,900,000        7.6700%       0.0625%      Fixed
         Center-Building # 7
  177    Federal Highway Self Storage       No       3,785,224     Fee Simple   3,800,000        7.5000%       0.0625%      Fixed
  178    Westheimer Village Shopping        No       3,706,138     Fee Simple   3,719,600        7.7800%       0.1225%      Fixed
         Center
  179    Westland Shopping Center           No       3,686,246     Fee Simple   3,700,000        8.1100%       0.0625%      Fixed
  180    1770 North Milwaukee Avenue        No       3,448,948     Fee Simple   3,463,000        7.8400%       0.0625%      Fixed
  181    64th Street and Greenway Road      No       3,345,549     Fee Simple   3,350,000        7.3500%       0.0625%      Fixed
  182    Mountain Park Plaza                No       3,291,822     Fee Simple   3,300,000        7.6500%       0.0625%      Fixed
  183    Mountain/Arrow Center              No       3,238,593     Fee Simple   3,250,000        7.0500%       0.0625%      Fixed
  184    Evanston Northwestern Ground       No       3,200,000     Fee Simple   3,200,000        7.1500%       0.0625%      Fixed
         Lease

                                          INTEREST
CONTROL                                    ACCRUAL          LOAN
NUMBER    LOAN/PROPERTY NAME               METHOD           TYPE
--------  ----------------------------- ------------  ----------------
  165     Hannaford Ground Lease at      Actual/360       Balloon
          Albemarle Crossing
  166     Promenade At Temecula            30/360     Fully Amortizing
  167     678 Massachusetts Avenue       Actual/360       Balloon
  168     Palomar Commerce Center        Actual/360       Balloon
  169     Landmark Plaza                 Actual/360       Balloon
  170     Lake Jackson Trading Post      Actual/360       Balloon
  171     Mt. Morris Plaza               Actual/360       Balloon
  172     Durango Mini-Storage &
          Charleston                     Actual/360       Balloon
          West Mini-Storage
  173     Via Verde Plaza                Actual/360       Balloon
  174     Northlake Quadrangle           Actual/360       Balloon
  175     550-560 Sutter Street          Actual/360       Balloon
  176     Aliso Viejo Town               Actual/360       Balloon
          Center-Building # 7
  177     Federal Highway Self Storage   Actual/360       Balloon
  178     Westheimer Village Shopping    Actual/360       Balloon
          Center
  179     Westland Shopping Center       Actual/360       Balloon
  180     1770 North Milwaukee Avenue    Actual/360       Balloon
  181     64th Street and Greenway Road  Actual/360       Balloon
  182     Mountain Park Plaza            Actual/360       Balloon
  183     Mountain/Arrow Center          Actual/360       Balloon
  184     Evanston Northwestern Ground   Actual/360     Interest Only
          Lease

                                    B-1E-11

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
  185    Main Street Village Office         No       3,195,843     Fee Simple   3,200,000        7.4400%       0.0625%      Fixed
         Building
  186    Santorini at the Park              No       3,150,000     Fee Simple   3,150,000        6.7000%       0.0625%      Fixed
         Apartments
  187    Fairmount Greens Apartments        No       3,115,303     Fee Simple   3,120,000        6.8400%       0.0625%      Fixed
  188    Jackson Square Shopping            No       2,996,162     Fee Simple   3,000,000        7.5000%       0.0925%      Fixed
         Center
  189    Bradville Square                   No       2,988,714     Fee Simple   3,000,000        7.6300%       0.1475%      Fixed
  190    23133 Hawthorne Boulevard          No       2,984,066     Fee Simple   3,000,000        7.4300%       0.0625%      Fixed
  191    Park 2000 - Building K          Yes (X3)    2,977,081      Leasehold   1,818,000        7.6650%       0.0625%      Fixed
  192    Park 2000 - Building H          Yes (X3)    2,977,081      Leasehold   1,168,000        7.6650%       0.0625%      Fixed
  193    Deer Valley Plaza                  No       2,874,891      Leasehold   2,886,000        7.5400%       0.1125%      Fixed
  194    Russell Mini Storage               No       2,644,923     Fee Simple   2,662,500        8.0000%       0.0625%      Fixed
  195    Uinta Golf and Ihop Pad Site       No       2,605,858     Fee Simple   2,625,000        8.3400%       0.0625%      Fixed
  196    150-170 Professional Center        No       2,579,314     Fee Simple   2,600,000        7.9900%       0.0625%      Fixed
         Drive
  197    9, 9A & 0 Summit Avenue            No       2,554,415     Fee Simple   2,560,000        7.1900%       0.1225%      Fixed
  198    Ventura Commerce Center II         No       2,549,520     Fee Simple   2,564,820.02(c)  8.4000%       0.0625%      Fixed
  199    Willowbrook II                     No       2,542,476     Fee Simple   2,550,000        7.7100%       0.0625%      Fixed
  200    Newport Avenue Plaza               No       2,491,383     Fee Simple   2,500,000        7.9660%       0.1225%      Fixed
  201    1340 Old Chain Bridge Road         No       2,325,000     Fee Simple   2,325,000        7.1200%       0.0625%      Fixed
  202    Shoal Creek Mall Shopping          No       2,300,601     Fee Simple   2,310,000        7.8300%       0.0625%      Fixed
         Center
  203    Spring Mill Apartments             No       2,300,000     Fee Simple   2,300,000        6.7500%       0.0625%      Fixed
  204    Glyndon Square Shopping            No       2,218,183     Fee Simple   2,280,000        8.2000%       0.0625%      Fixed
         Center
  205    47 State Circle                    No       2,210,746     Fee Simple   2,250,000        7.3500%       0.0625%      Fixed
  206    West Little York Industrial        No       2,101,733     Fee Simple   2,117,000        8.6000%       0.0625%      Fixed
         Park - Phase 2
  207    Holiday Inn Stillwater             No       1,990,243     Fee Simple   2,000,000        8.8100%       0.0925%      Fixed
  208    Continental Apartments             No       1,957,461     Fee Simple   1,960,000        7.4500%       0.1125%      Fixed

                                            INTEREST
CONTROL                                      ACCRUAL          LOAN
NUMBER    LOAN/PROPERTY NAME                 METHOD           TYPE
--------  -----------------------------   ------------  ----------------
  185     Main Street Village Office       Actual/360       Balloon
          Building
  186     Santorini at the Park            Actual/360       Balloon
          Apartments
  187     Fairmount Greens Apartments      Actual/360       Balloon
  188     Jackson Square Shopping          Actual/360       Balloon
          Center
  189     Bradville Square                 Actual/360       Balloon
  190     23133 Hawthorne Boulevard        Actual/360       Balloon
  191     Park 2000 - Building K           Actual/360       Balloon
  192     Park 2000 - Building H           Actual/360       Balloon
  193     Deer Valley Plaza                Actual/360       Balloon
  194     Russell Mini Storage             Actual/360       Balloon
  195     Uinta Golf and Ihop Pad Site     Actual/360       Balloon
  196     150-170 Professional Center      Actual/360       Balloon
          Drive
  197     9, 9A & 0 Summit Avenue          Actual/360       Balloon
  198     Ventura Commerce Center II       Actual/360       Balloon
  199     Willowbrook II                   Actual/360       Balloon
  200     Newport Avenue Plaza             Actual/360       Balloon
  201     1340 Old Chain Bridge Road       Actual/360       Balloon
  202     Shoal Creek Mall Shopping        Actual/360       Balloon
          Center
  203     Spring Mill Apartments           Actual/360       Balloon
  204     Glyndon Square Shopping          Actual/360       Balloon
          Center
  205     47 State Circle                  Actual/360       Balloon
  206     West Little York Industrial      Actual/360       Balloon
          Park - Phase 2
  207     Holiday Inn Stillwater           Actual/360       Balloon
  208     Continental Apartments           Actual/360       Balloon


                                    B-1E-12

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
  209    943-955 North McLean               No       1,795,129     Fee Simple   1,800,000        8.0200%       0.0625%      Fixed
         Boulevard
  210    Holiday Inn Ponca City             No       1,791,219     Fee Simple   1,800,000        8.8100%       0.0925%      Fixed
  211    National Tour Building             No       1,779,805     Fee Simple   1,785,000        7.7600%       0.0625%      Fixed
  212    Eaglepointe Office Building        No       1,697,814     Fee Simple   1,700,000        7.4800%       0.0625%      Fixed
  213    Plaza on Shea                      No       1,689,164     Fee Simple   1,694,000        7.8300%       0.0625%      Fixed
  214    Woodward Heights Manor             No       1,671,518     Fee Simple   1,675,000        7.4000%       0.0625%      Fixed
         Apartments
  215    Aspen Apartments                   No       1,650,000     Fee Simple   1,650,000        6.9000%       0.0625%      Fixed
  216    Hamilton Fairfax Apartments        No       1,498,709     Fee Simple   1,500,000        6.7500%       0.0625%      Fixed
  217    McMahon Medical Office             No       1,470,612     Fee Simple   1,475,000        7.6800%       0.0625%      Fixed
         Building
  218    Cimmaron Professional Plaza        No       1,450,000     Fee Simple   1,450,000        7.0400%       0.0625%      Fixed
  219    California Creations Building      No       1,379,840     Fee Simple   1,400,000        8.1000%       0.0625%      Fixed
  220    Pinnacle Peak Road and 39th        No       1,338,170     Fee Simple   1,340,000        7.2400%       0.0625%      Fixed
         Drive
  221    Brookside Market / Cedar           No       1,269,067                  1,325,000        7.5000%       0.0625%      Fixed
         Plaza Portfolio
 221a    Brookside Market                            1,269,067     Fee Simple
 221b    Cedar Plaza Shopping Center                 1,269,067     Fee Simple
  223    Storage Inn                        No       1,261,572     Fee Simple   1,267,500        7.9720%       0.0625%      Fixed
  224    Stanley Court Apartments           No       1,250,000     Fee Simple   1,250,000        6.7000%       0.0625%      Fixed

                                         INTEREST
CONTROL                                   ACCRUAL          LOAN
NUMBER   LOAN/PROPERTY NAME               METHOD           TYPE
-------- ----------------------------- ------------  ----------------
  209    943-955 North McLean           Actual/360       Balloon
         Boulevard
  210    Holiday Inn Ponca City         Actual/360       Balloon
  211    National Tour Building         Actual/360       Balloon
  212    Eaglepointe Office Building    Actual/360       Balloon
  213    Plaza on Shea                  Actual/360       Balloon
  214    Woodward Heights Manor         Actual/360       Balloon
         Apartments
  215    Aspen Apartments               Actual/360       Balloon
  216    Hamilton Fairfax Apartments    Actual/360       Balloon
  217    McMahon Medical Office         Actual/360       Balloon
         Building
  218    Cimmaron Professional Plaza    Actual/360       Balloon
  219    California Creations Building  Actual/360       Balloon
  220    Pinnacle Peak Road and 39th    Actual/360       Balloon
         Drive
  221    Brookside Market / Cedar       Actual/360       Balloon
         Plaza Portfolio
 221a    Brookside Market
 221b    Cedar Plaza Shopping Center
  223    Storage Inn                    Actual/360       Balloon
  224    Stanley Court Apartments         30/360     Fully Amortizing

Footnotes:

(c) Original Balance and First Payment Date were $2,800,000 and 2/1/00, respectively. A principal paydown of $206,949.28 occurred on 6/30/01 following the 17th payment date of the loan, per the original note terms.

  225    2380 Wycliff / 970 Raymond         No       1,228,688                   1,300,000        7.9000%       0.0625%      Fixed
         Portfolio
 225a    2380 Wycliff Street                         1,228,688     Fee Simple

                                              INTEREST
CONTROL                                        ACCRUAL          LOAN
NUMBER   LOAN/PROPERTY NAME                    METHOD           TYPE
-------- -----------------------------       ------------  ----------------
  225     2380 Wycliff / 970 Raymond          Actual/360       Balloon
          Portfolio
 225a     2380 Wycliff Street


                                    B-1E-13

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
 225b    970 Raymond Avenue                          1,228,688     Fee Simple
  226    Greenbrier Apartments II           No       1,074,074     Fee Simple   1,075,000        6.7500%       0.0625%      Fixed
  227    Greenbrier Apartments III          No       1,074,074     Fee Simple   1,075,000        6.7500%       0.0625%      Fixed
  228    Greenbrier Apartments I            No       1,071,077     Fee Simple   1,072,000        6.7500%       0.0625%      Fixed
  229    Valley View Twain Shopping         No       1,000,000     Fee Simple   1,000,000        7.8100%       0.0625%      Fixed
         Center and Billboard Site
  230    Rite Aid Drugstore                 No        949,302      Fee Simple   1,000,000        6.9500%       0.0625%      Fixed
  231    167-55 148th Avenue                No        862,654      Fee Simple    900,000         7.6000%       0.0625%      Fixed
  232    16249-16259 Stagg Street           No        727,094      Fee Simple    740,000         8.8000%       0.0625%      Fixed
  233    6819 Redwood Drive                 No        626,169      Fee Simple    655,000         7.4500%       0.0625%      Fixed
  234    Toll House Office Building         No        625,758      Fee Simple    675,000         7.8000%       0.0625%      Fixed
  235    Linden Hills Co-op Grocery         No        610,626      Fee Simple    690,000         7.2000%       0.0625%      Fixed
         Store
  236    Goodyear/Wenco Building            No        554,728      Fee Simple    630,000         7.3000%       0.0625%      Fixed
  237    2436 East Indian School Road       No        533,354      Fee Simple    534,000         7.7200%       0.0625%      Fixed
  238    WMC International Industrial       No        463,274      Fee Simple    534,000         7.9500%       0.0625%      Fixed
         Building
  239    Desert Club Apartments             No        329,468      Fee Simple    345,000         7.9500%       0.0625%      Fixed

                                           INTEREST
CONTROL                                     ACCRUAL          LOAN
NUMBER   LOAN/PROPERTY NAME                 METHOD           TYPE
-------- -----------------------------   ------------  ----------------
 225b    970 Raymond Avenue
  226    Greenbrier Apartments II         Actual/360       Balloon
  227    Greenbrier Apartments III        Actual/360       Balloon
  228    Greenbrier Apartments I          Actual/360       Balloon
  229    Valley View Twain Shopping       Actual/360       Balloon
         Center and Billboard Site
  230    Rite Aid Drugstore               Actual/360       Balloon
  231    167-55 148th Avenue              Actual/360       Balloon
  232    16249-16259 Stagg Street         Actual/360       Balloon
  233    6819 Redwood Drive               Actual/360       Balloon
  234    Toll House Office Building       Actual/360       Balloon
  235    Linden Hills Co-op Grocery         30/360     Fully Amortizing
         Store
  236    Goodyear/Wenco Building            30/360     Fully Amortizing
  237    2436 East Indian School Road     Actual/360       Balloon
  238    WMC International Industrial       30/360     Fully Amortizing
         Building
  239    Desert Club Apartments           Actual/360       Balloon

Presented below, separate from the rest of the pooled Mortgaged Loans, is the Annex A information for the Birch Run Outlet Center Junior Portion, which is associated with the Class BR certificates. The Birch Run Outlet Center Junior Portion is not included in the Initial Net Mortgage Pool Balance.

                                                       CROSS
                                                     COLLATER-
                                                       ALIZED
                                           CROSS      MORTGAGE
                                         COLLATER-   LOAN GROUP
                                          ALIZED     AGGREGATE
                                         (MORTGAGE  CUT-OFF DATE                   ORIGINAL                      MASTER
CONTROL                                    LOAN      PRINCIPAL      OWNERSHIP     PRINCIPAL       MORTGAGE     SERVICING     RATE
NUMBER   LOAN/PROPERTY NAME               GROUP)      BALANCE       INTEREST       BALANCE          RATE        FEE RATE     TYPE
-------  -----------------------------  ----------  ------------  ------------  --------------  ------------  ------------  ------
 101b    Birch Run Outlet Center            No     12,891,504      Fee Simple   12,917,949       7.4660%       0.0625%      Fixed
         (Junior Portion)

                                           INTEREST
CONTROL                                     ACCRUAL          LOAN
NUMBER   LOAN/PROPERTY NAME                 METHOD           TYPE
-------- -----------------------------   ------------  ----------------
 101b    Birch Run Outlet Center          Actual/360       Balloon
         (Junior Portion)


                                    B-1E-14

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
 101a     Birch Run Outlet Center     08/16/01     NAP        09/01/11       279326.94        120             360
          (Senior Portion)
  102     Phoenix Marriott            07/23/01     NAP        08/01/11       285702.95        120             240
  103     Imperial Apartments         10/17/01   11/01/11     11/01/31      217,623.97(a)     120             360
  104     Pacific Plaza at Torrey     09/18/01     NAP        10/01/11       202717.97        120             360
          Hills
  105     Murray Business Center      09/28/01   10/01/11     10/01/31       164700.15        120             360
  106     The Cannery                 08/06/01     NAP        09/01/11       133975.49        120             360
  107     The Marketplace at          05/25/01     NAP        07/01/16       177799.49        180             180
          Palmdale
  108     Metro Park Office Building  09/14/01     NAP        10/01/11       126236.72        120             360
  109     Hilton Garden Inn           06/11/01     NAP        07/01/11       138259.83        120             300
  110     A&P Warehouse - Central     02/13/01     NAP        03/01/11       139650.08        120             300
          Islip
  111     A&P Warehouse - Baltimore   02/13/01     NAP        03/01/11       137878.33        120             300
  112     Cumberland Crossing         10/24/01     NAP        11/01/11       107961.93        120             360
  113     Lakeshore Marketplace       07/30/01     NAP        08/01/11       113439.59        120             360
          Shopping Center
  114     Redwood Business Park       07/19/01     NAP        08/01/11       109346.97        120             360
          Loan # 3
  115     Paramus Plaza               09/25/01     NAP        10/01/11       104471.63        120             360
  116     2811 Wilshire Boulevard     12/12/00     NAP        01/01/11        98588.07        120             360
  117     Ralph's Market Center       08/22/01     NAP        09/01/11        85798.83        120             360
  118     Market Square Shopping      08/29/01     NAP        09/01/11        86810.49        120             360
          Center
  119     Woodland Manor Apartments   04/18/00     NAP        05/01/10        89983.81        120             360
  120     Holiday Inn Hotel and       09/21/01     NAP        10/01/11        98276.23        120             240
          Resort - Tewksbury
  121     Muir Station Shopping       08/31/01     NAP        09/01/11        69534.59        120             360
          Center
  122     Medical Pavilion            06/26/01     NAP        07/01/11        68317.92        120             360
  123     Spring Creek Apartments     11/29/01     NAP        12/01/08        66396.76         84             360
  124     Raymour & Flanigan Plaza    06/15/01     NAP        07/01/11        71404.3         120             360

                                                          STATED
                                          REMAINING     REMAINING
                                             TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                  TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER      LOAN / PROPERTY NAME         ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
-------  --------------------------      ------------  ------------  -------------   ---------------
 101a    Birch Run Outlet Center             117           357       40,000,000.00    35,370,807.03
         (Senior Portion)
  102    Phoenix Marriott                    116           236       33,783,971.92    24,027,771.58
  103    Imperial Apartments                 119           360       32,000,000.00    29,098,552.16
  104    Pacific Plaza at Torrey             118           358       29,361,014.30    25,876,652.04
         Hills
  105    Murray Business Center              118           358       23,967,790.02    21,097,897.00
  106    The Cannery                         117           357       19,309,775.94    17,047,155.81
  107    The Marketplace at                  175           175       19,194,866.02         0.00
         Palmdale
  108    Metro Park Office Building          118           358       18,479,790.64    16,242,285.02
  109    Hilton Garden Inn                   115           295       17,915,341.54    14,814,367.80
  110    A&P Warehouse - Central             111           291       17,655,342.41    14,756,983.54
         Islip
  111    A&P Warehouse - Baltimore           111           291       17,431,347.23    14,569,759.27
  112    Cumberland Crossing                 119           359       16,052,089.32    14,043,652.70
  113    Lakeshore Marketplace               116           356       15,953,337.86    14,179,475.60
         Shopping Center
  114    Redwood Business Park               116           356       15,659,162.69    13,854,818.30
         Loan # 3
  115    Paramus Plaza                       118           358       14,980,614.64    13,236,566.80
  116    2811 Wilshire Boulevard             109           349       13,408,094.44    12,053,630.71
  117    Ralph's Market Center               117           357       12,612,485.06    11,078,796.51
  118    Market Square Shopping              117           357       12,573,502.39    11,086,374.46
         Center
  119    Woodland Manor Apartments           101           341       12,349,820.90    11,126,009.09
  120    Holiday Inn Hotel and               118           238       12,079,117.93     8,423,656.46
         Resort - Tewksbury
  121    Muir Station Shopping               117           357       10,396,423.26     9,092,515.04
         Center
  122    Medical Pavilion                    115           355        9,942,082.75     8,766,020.78
  123    Spring Creek Apartments              84           360        9,880,000.00     9,108,742.42
  124    Raymour & Flanigan Plaza            115           355        9,871,661.40     8,816,280.69


                                    B-1E-15

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  125     Culver City Self Storage    06/11/01     NAP        07/01/11        70804.99        120             360
  126     Central Park Plaza          06/13/01     NAP        07/01/11        63513.9         120             360
  127     Joesler Village             04/20/01     NAP        05/01/11        64774.2         120             360
  128     Euclid Business Center      07/18/01     NAP        08/01/11        65836.51        120             360
  129     4300 Sprint Boulevard       07/06/01     NAP        08/01/11        62043.53        120             360
          Northeast
  130     North Caroll Shopping       06/08/01     NAP        07/01/11        60415.19        120             360
          Center
  131     Redwood Business Park       07/19/01     NAP        08/01/11        59083.55        120             360
          Loan # 4
  132     Cochrane Plaza              12/22/00     NAP        01/01/11        57288.51        120             360
  133     Lowe's Home Improvement     04/18/01     NAP        05/01/11        55383.35        120             360
          Warehouse
  134     Millennium II Office        05/30/01     NAP        06/01/11        58488.81        120             360
          Building
  135     Alta Loma Square            07/03/01     NAP        08/01/11        52856.54        120             360
  136     Remington Apartments /      08/07/01     NAP        08/01/11        51367.53        120             360
          Winslow
          Glen Apartments Portfolio
 136a     Remington Apartments
 136b     Winslow Glen Apartments
  137     Shadow Lakes Apartments     05/09/01     NAP        06/01/11        51200.77        120             360
  138     Medical Center West         09/19/01     NAP        10/01/11        51167.31        120             360
  139     Willow Grove Office Mews    09/10/01     NAP        10/01/08        49294.62         84             360
  140     Agilent Technologies        08/17/01     NAP        09/01/11        52678.97        120             300
          Building
  141     Cornelius Apartments        06/07/01     NAP        07/01/11        47420.44        120             360
  142     1698 Vierling Drive East    06/08/01     NAP        07/01/11        50348.52        120             360
  143     Sarno Business Complex      05/17/01     NAP        06/01/11        48434.39        120             360
  144     Cherry Hill Office Mews     09/10/01     NAP        10/01/08        47196.98         84             360
  145     MJ Ocala Hilton             12/01/01     NAP        07/01/10        49203.53        104             300
  146     Freeport Distribution       06/12/01     NAP        07/01/11        47700.34        120             360
  147     Patrice Place Industrial    11/21/01     NAP        12/01/11        22806.57        120             360

                                                          STATED
                                          REMAINING     REMAINING
                                             TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                  TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME        ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------     ------------  ------------  -------------   ---------------
  125     Culver City Self Storage           115           355        9,821,530.57     8,764,272.23
  126     Central Park Plaza                 115           355        9,560,461.38     8,357,301.61
  127     Joesler Village                    113           353        9,553,217.70     8,403,996.94
  128     Euclid Business Center             116           356        9,425,438.21     8,339,996.35
  129     4300 Sprint Boulevard              116           356        8,731,253.70     7,759,110.38
          Northeast
  130     North Caroll Shopping              115           355        8,672,325.58     7,672,941.59
          Center
  131     Redwood Business Park              116           356        8,502,544.34     7,513,566.45
          Loan # 4
  132     Cochrane Plaza                     109           349        8,202,054.12     7,283,110.88
  133     Lowe's Home Improvement            113           353        8,160,140.72     7,180,291.03
          Warehouse
  134     Millennium II Office               114           354        8,023,713.11     7,182,428.98
          Building
  135     Alta Loma Square                   116           356        7,961,445.78     6,953,986.21
  136     Remington Apartments /             117           357        7,498,901.81     6,598,706.44
          Winslow
          Glen Apartments Portfolio
 136a     Remington Apartments
 136b     Winslow Glen Apartments
  137     Shadow Lakes Apartments            114           354        7,370,440.78     6,519,463.99
  138     Medical Center West                118           358        7,315,605.32     6,468,742.35
  139     Willow Grove Office Mews            82           358        7,040,980.99     6,543,075.82
  140     Agilent Technologies               117           297        7,037,629.03     5,751,579.17
          Building
  141     Cornelius Apartments               115           355        6,976,233.16     6,134,104.12
  142     1698 Vierling Drive East           115           355        6,914,534.20     6,185,449.57
  143     Sarno Business Complex             114           354        6,774,808.92     6,035,554.23
  144     Cherry Hill Office Mews             82           358        6,741,364.77     6,264,646.69
  145     MJ Ocala Hilton                    103           299        6,592,596.47     5,596,184.40
  146     Freeport Distribution              115           355        6,519,901.24     5,839,230.00
  147     Patrice Place Industrial           120           360        3,428,000.00     2,989,139.16


                                    B-1E-16

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  148     Figueroa  Industrial        11/21/01     NAP        12/01/11        19014.35        120             360
  149     5900 Sepulveda Boulevard    10/17/00     NAP        11/01/10         47215          120             360
          Office Building
  150     Sunrise Trade Center        09/04/01     NAP        10/01/11        41888.98        120             360
  151     Eatontown Shopping Center   05/09/01     NAP        06/01/11        43067.69        120             360
  152     Nexus and Valencia          09/28/01     NAP        10/01/11        39289.4         120             360
          Shopping Center
  153     Kmart Centre                06/14/01     NAP        07/01/11        40817.87        120             360
  154     Longley West Plaza          10/04/01     NAP        11/01/11        37433.27        120             360
  155     331-335 Putnam Avenue &     05/23/01   06/01/11     06/01/21        39329.97        120             300
          320-366 River Street
  156     Churchill Village           08/07/01     NAP        09/01/11        35240.43        120             360
          Apartments
  157     Sierra College Self         09/07/01     NAP        10/01/11        34047.79        120             360
          Storage

                                                       STATED
                                        REMAINING     REMAINING
                                           TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME      ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------   ------------  ------------  -------------   ---------------
  148     Figueroa  Industrial             120           360        2,858,000.00     2,492,111.19
  149     5900 Sepulveda Boulevard         107           347        6,249,296.69     5,659,332.62
          Office Building
  150     Sunrise Trade Center             118           358        6,042,061.74     5,330,649.35
  151     Eatontown Shopping Center        114           354        5,978,227.59     5,335,950.14
  152     Nexus and Valencia               118           358        5,855,649.15     5,122,909.48
          Shopping Center
  153     Kmart Centre                     115           355        5,584,454.24     5,000,279.55
  154     Longley West Plaza               119           359        5,196,366.73     4,626,653.04
  155     331-335 Putnam Avenue &          114           294        5,175,647.49     4,260,599.37
          320-366 River Street
  156     Churchill Village                117           357        5,138,995.85     4,523,345.36
          Apartments
  157     Sierra College Self              118           358        4,993,157.99     4,386,582.06
          Storage

Footnotes:

(a) Loan is interest only for the first 24 payments. First Payment Date shown is first IO payment. Monthly Debt Service Payment shown is the full P&I amount.

  158    Canyon Creek Plaza           06/29/01     NAP        07/01/11        34584.89        120             360
  159    1500 Dragon Street           05/23/01     NAP        06/01/08        35009.79         84             360
  160    Holiday Inn Asheville        07/16/01     NAP        08/01/11        37102.89        120             300
         Airport
  161    Princeton Belvidere          08/24/01     NAP        09/01/11        31726.57        120             360
  162    Valley View Mobile Home      09/06/01     NAP        10/01/11        31585.5         120             360
         Park
  163    Hometown Square              09/04/01     NAP        10/01/11        31532.18        120             360
  164    Albemarle Crossing           09/28/01     NAP        10/01/11        16916.82        120             360
         Hannaford Ground Lease at
  165    Albemarle                    09/28/01     NAP        10/01/11        17963.7         120             216
         Crossing
  166    Promenade At Temecula        08/21/01     NAP        09/01/16        39814.55        180             180
  167    678 Massachusetts Avenue     07/13/01     NAP        08/01/11        30568.35        120             360
  168    Palomar Commerce Center      09/04/01     NAP        10/01/11        28389.62        120             360
  169    Landmark Plaza               09/06/01     NAP        10/01/11        29079.95        120             360

  158    Canyon Creek Plaza           115           355       4,983,926.41      4,405,256.13
  159    1500 Dragon Street            78           354       4,901,726.52      4,579,612.46
  160    Holiday Inn Asheville        116           296       4,732,447.54      3,930,558.78
         Airport
  161    Princeton Belvidere          117           357       4,729,347.67      4,139,402.61
  162    Valley View Mobile Home      118           358       4,693,355.75      4,109,249.34
         Park
  163    Hometown Square              118           358       4,643,570.42      4,075,086.51
  164    Albemarle Crossing           118           358       2,466,668.46      2,170,211.32
         Hannaford Ground Lease at
  165    Albemarle                    118           214       2,108,165.02      1,320,659.09
         Crossing
  166    Promenade At Temecula        177           177       4,334,061.70          0.00
  167    678 Massachusetts Avenue     116           356       4,289,399.17      3,814,569.49
  168    Palomar Commerce Center      118           358       4,243,903.14      3,709,954.37
  169    Landmark Plaza               118           358       4,194,489.15      3,700,616.62


                                    B-1E-17

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  170     Lake Jackson Trading Post   05/10/01     NAP        06/01/11        28276.93        120             360
  171     Mt. Morris Plaza            10/03/01     NAP        11/01/11        26746.55        120             360
          Durango Mini-Storage &
  172     Charleston West             09/10/01     NAP        10/01/11        29170.48        120             300
          Mini-Storage
  173     Via Verde Plaza             07/31/01     NAP        08/01/11        27135.96        120             360
  174     Northlake Quadrangle        05/31/01     NAP        06/01/11        28589.64        120             360
  175     550-560 Sutter Street       11/02/00     NAP        12/01/10        28889.16        120             360
  176     Aliso Viejo Town            12/26/00     NAP        01/01/11        27724.78        120             360
          Center-Building # 7
  177     Federal Highway Self        05/14/01     NAP        06/01/11        26570.15        120             360
          Storage
  178     Westheimer Village          05/04/01     NAP        06/01/11        26724.82        120             360
          Shopping Center
  179     Westland Shopping Center    07/25/01     NAP        08/01/11        28827.35        120             300
  180     1770 North Milwaukee        05/01/01     NAP        05/01/11        25025.08        120             360
          Avenue
  181     64th Street and Greenway    09/27/01     NAP        10/01/11        23080.57        120             360
          Road
  182     Mountain Park Plaza         07/10/01     NAP        08/01/06        23413.98         60             360
  183     Mountain/Arrow Center       06/13/01     NAP        07/01/11        21731.58        120             360
  184     Evanston Northwestern       06/14/01     NAP        07/01/11       19,331.48(b)     120        Interest Only
          Ground Lease
  185     Main Street Village         09/28/01     NAP        10/01/11        22243.54        120             360
          Office Building
  186     Santorini at the Park       11/20/01     NAP        12/01/11        20326.26        120             360
          Apartments
  187     Fairmount Greens            09/18/01     NAP        10/01/11        20423.27        120             360
          Apartments
  188     Jackson Square Shopping     09/24/01     NAP        10/01/11        20976.44        120             360
          Center
  189     Bradville Square            05/09/01     NAP        06/01/11        21244.13        120             360
  190     23133 Hawthorne Boulevard   03/15/01     NAP        04/01/11        20832.83        120             360
  191     Park 2000 - Building K      06/26/01     NAP        07/01/11        12917.75        120             360
  192     Park 2000 - Building H      06/26/01     NAP        07/01/11        8299.19         120             360

                                                       STATED
                                        REMAINING     REMAINING
                                           TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME      ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------   ------------  ------------  -------------   ---------------
  170     Lake Jackson Trading Post        114           354        4,063,771.68     3,596,068.11
  171     Mt. Morris Plaza                 119           359        3,996,753.45     3,492,125.21
          Durango Mini-Storage &
  172     Charleston West                  118           298        3,991,452.10     3,233,861.91
          Mini-Storage
  173     Via Verde Plaza                  116           356        3,889,830.06     3,440,774.49
  174     Northlake Quadrangle             114           354        3,886,642.57     3,486,842.14
  175     550-560 Sutter Street            108           348        3,872,583.83     3,495,236.90
  176     Aliso Viejo Town                 109           349        3,871,610.76     3,458,614.99
          Center-Building # 7
  177     Federal Highway Self             114           354        3,785,223.67     3,356,900.11
          Storage
  178     Westheimer Village               114           354        3,706,137.59     3,308,741.73
          Shopping Center
  179     Westland Shopping Center         116           296        3,686,246.43     3,059,080.13
  180     1770 North Milwaukee             113           353        3,448,948.14     3,085,541.29
          Avenue
  181     64th Street and Greenway         118           358        3,345,548.82     2,947,927.72
          Road
  182     Mountain Park Plaza               56           356        3,291,822.39     3,148,694.18
  183     Mountain/Arrow Center            115           355        3,238,592.74     2,838,288.47
  184     Evanston Northwestern            115         Interest     3,200,000.00     3,200,000.00
          Ground Lease                                   Only
  185     Main Street Village              118           358        3,195,843.45     2,822,375.13
          Office Building
  186     Santorini at the Park            120           360        3,150,000.00     2,724,654.18
          Apartments
  187     Fairmount Greens                 118           358        3,115,302.60     2,709,064.02
          Apartments
  188     Jackson Square Shopping          118           358        2,996,162.11     2,649,978.95
          Center
  189     Bradville Square                 114           354        2,988,713.78     2,658,799.00
  190     23133 Hawthorne Boulevard        112           352        2,984,066.04     2,645,603.12
  191     Park 2000 - Building K           115           355        1,812,570.01     1,612,844.82
  192     Park 2000 - Building H           115           355        1,164,511.44     1,036,195.59


                                    B-1E-18

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  193     Deer Valley Plaza           05/16/01     NAP        06/01/06        20258.44         60             360
  194     Russell Mini Storage        04/25/01     NAP        05/01/11        20549.61        120             300
  195     Uinta Golf and Ihop Pad     10/17/00     NAP        11/01/10        19887.08        120             360
          Site
  196     150-170 Professional        10/26/00     NAP        11/01/10        19059.76        120             360
          Center Drive
  197     9, 9A & 0 Summit Avenue     08/20/01     NAP        09/01/11        17359.65        120             360
  198     Ventura Commerce Center II  12/08/99     NAP        01/01/10        21331.46        102             342
  199     Willowbrook II              06/18/01     NAP        07/01/11        18198.08        120             360
  200     Newport Avenue Plaza        05/18/01     NAP        06/01/11        18284.89        120             360
  201     1340 Old Chain Bridge Road  11/21/01     NAP        12/01/11        16611.03        120             300
  202     Shoal Creek Mall Shopping   04/27/01     NAP        05/01/11        16677.01        120             360
          Center
  203     Spring Mill Apartments      11/16/01     NAP        12/01/11        14917.76        120             360
  204     Glyndon Square Shopping     08/09/99     NAP        09/01/09        17900.55        120             300
          Center
  205     47 State Circle             03/15/01     NAP        04/01/11        18811.73        120             216
  206     West Little York            09/18/00     NAP        10/01/10        16428.17        120             360
          Industrial Park - Phase 2
  207     Holiday Inn Stillwater      05/18/01     NAP        06/01/11        16524.48        120             300
  208     Continental Apartments      09/25/01     NAP        10/01/11        13637.56        120             360
  209     943-955 North McLean        06/15/01     NAP        07/01/11        13232.87        120             360
          Boulevard
  210     Holiday Inn Ponca City      05/18/01     NAP        06/01/11        14872.03        120             300
  211     National Tour Building      06/20/01     NAP        07/01/11        12800.3         120             360
  212     Eaglepointe Office          09/07/01     NAP        10/01/11        11863.37        120             360
          Building
  213     Plaza on Shea               06/04/01     NAP        07/01/11        12229.81        120             360
  214     Woodward Heights Manor      08/31/01     NAP        09/01/11        11597.36        120             360
          Apartments
  215     Aspen Apartments            11/02/01     NAP        12/01/11        11556.82        120             300
  216     Hamilton Fairfax            10/08/01     NAP        11/01/11        9728.98         120             360
          Apartments

                                                       STATED
                                        REMAINING     REMAINING
                                           TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME      ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------   ------------  ------------  -------------   ---------------
  193     Deer Valley Plaza                 54           354        2,874,890.80     2,750,441.87
  194     Russell Mini Storage             113           293        2,644,923.36     2,194,946.23
  195     Uinta Golf and Ihop Pad          107           347        2,605,858.45     2,365,356.06
          Site
  196     150-170 Professional             107           347        2,579,314.48     2,323,761.72
          Center Drive
  197     9, 9A & 0 Summit Avenue          117           357        2,554,414.60     2,243,225.91
  198     Ventura Commerce Center II        97           337        2,549,519.70     2,101,618.92
  199     Willowbrook II                   115           355        2,542,476.46     2,264,753.66
  200     Newport Avenue Plaza             114           354        2,491,382.86     2,233,874.74
  201     1340 Old Chain Bridge Road       120           300        2,325,000.00     1,866,430.22
  202     Shoal Creek Mall Shopping        113           353        2,300,601.16     2,057,715.40
          Center
  203     Spring Mill Apartments           120           360        2,300,000.00     1,992,142.77
  204     Glyndon Square Shopping           93           273        2,218,183.15     1,890,306.23
          Center
  205     47 State Circle                  112           208        2,210,745.90     1,392,727.05
  206     West Little York                 106           346        2,101,733.12     1,919,272.70
          Industrial Park - Phase 2
  207     Holiday Inn Stillwater           114           294        1,990,242.83     1,686,107.24
  208     Continental Apartments           118           358        1,957,460.55     1,729,141.85
  209     943-955 North McLean             115           355        1,795,128.51     1,610,699.25
          Boulevard
  210     Holiday Inn Ponca City           114           294        1,791,218.56     1,517,496.90
  211     National Tour Building           115           355        1,779,805.17     1,587,274.69
  212     Eaglepointe Office               118           358        1,697,814.12     1,500,900.99
          Building
  213     Plaza on Shea                    115           355        1,689,164.35     1,508,929.93
  214     Woodward Heights Manor           117           357        1,671,518.08     1,475,658.46
          Apartments
  215     Aspen Apartments                 120           300        1,650,000.00     1,315,525.46
  216     Hamilton Fairfax                 119           359        1,498,708.52     1,299,087.74
          Apartments


                                    B-1E-19

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  217     McMahon Medical Office       06/21/01     NAP        07/01/11        10495.82        120            360
          Building
  218     Cimmaron Professional        11/20/01     NAP        12/01/11        9685.88         120            360
          Plaza
  219     California Creations         11/12/99     NAP        12/01/09        10370.47        120            360
          Building
  220     Pinnacle Peak Road and       09/27/01     NAP        10/01/11        9132.08         120            360
          39th Drive
  221     Brookside Market / Cedar     11/20/98     NAP        12/01/08        9791.64         120            300
          Plaza Portfolio
 221a     Brookside Market
 221b     Cedar Plaza Shopping
          Center
  223     Storage Inn                  06/14/01     NAP        07/01/11        9759.27         120            300
  224     Stanley Court Apartments     11/15/01     NAP        12/01/16        11026.75        180            180

                                                       STATED
                                        REMAINING     REMAINING
                                           TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME      ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------   ------------  ------------  -------------   ---------------
  217     McMahon Medical Office            115           355       1,470,612.41     1,309,036.32
          Building
  218     Cimmaron Professional             120           360       1,450,000.00     1,265,702.49
          Plaza
  219     California Creations               96           336       1,379,840.45     1,255,319.37
          Building
  220     Pinnacle Peak Road and            118           358       1,338,169.97     1,175,846.01
          39th Drive
  221     Brookside Market / Cedar           84           264       1,269,066.77     1,076,339.49
          Plaza Portfolio
 221a     Brookside Market
 221b     Cedar Plaza Shopping
          Center
  223     Storage Inn                       115           295       1,261,572.30     1,044,024.21
  224     Stanley Court Apartments          180           180       1,250,000.00         0.00

Footnotes:

(b) Loan is interest only for the entire term. First Payment Date shown is first IO payment. Monthly Debt Service Payment shown is the interest only amount.


                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  225     2380 Wycliff / 970          11/20/97     NAP        12/01/12        9947.65         180            300
          Raymond Portfolio
 225a     2380 Wycliff Street
 225b     970 Raymond Avenue
  226     Greenbrier Apartments II    10/24/01     NAP        11/01/11        6972.43         120            360
  227     Greenbrier Apartments III   10/24/01     NAP        11/01/11        6972.43         120            360
  228     Greenbrier Apartments I     10/24/01     NAP        11/01/11        6952.98         120            360
          Valley View Twain
  229     Shopping Center and         12/13/01     NAP        04/01/11        7651.95         112            293
          Billboard Site
  230     Rite Aid Drugstore          08/24/98     NAP        09/01/08        7035.93         120            300
  231     167-55 148th Avenue         11/17/98     NAP        12/01/08        6709.58         120            300
  232     16249-16259 Stagg Street    03/08/00     NAP        04/01/10        6109.02         120            300
  233     6819 Redwood Drive          10/20/98     NAP        11/01/08        4819.11         120            300
  234     Toll House Office Building  08/12/98     NAP        09/01/08        5562.25         120            240
  235     Linden Hills Co-op          10/02/98     NAP        11/01/14        6062.33         192            192
          Grocery Store
  236     Goodyear/Wenco Building     12/23/98     NAP        01/01/14        5768.81         180            180

                                                       STATED
                                        REMAINING     REMAINING
                                           TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME      ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------   ------------  ------------  -------------   ---------------
  225     2380 Wycliff / 970               132           252        1,228,688.29      861,672.39
          Raymond Portfolio
 225a     2380 Wycliff Street
 225b     970 Raymond Avenue
  226     Greenbrier Apartments II         119           359        1,074,074.45      931,013.85
  227     Greenbrier Apartments III        119           359        1,074,074.45      931,013.85
  228     Greenbrier Apartments I          119           359        1,071,077.02      928,414.31
          Valley View Twain
  229     Shopping Center and              112           293        1,000,000.00      826,643.63
          Billboard Site
  230     Rite Aid Drugstore                81           261         949,302.05       798,682.08
  231     167-55 148th Avenue               84           264         862,653.89       733,284.27
  232     16249-16259 Stagg Street         100           280         727,094.11       623,672.32
  233     6819 Redwood Drive                83           263         626,169.43       531,201.42
  234     Toll House Office Building        81           201         625,758.41       472,739.24
  235     Linden Hills Co-op               155           155         610,625.90          0.00
          Grocery Store
  236     Goodyear/Wenco Building          145           145         554,727.81          0.00


                                    B-1E-20

                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
  237     2436 East Indian School     09/27/01     NAP        10/01/11        3814.58         120            360
          Road
  238     WMC International           07/23/98     NAP        08/01/13        5087.78         180            180
          Industrial Building
  239     Desert Club Apartments      06/04/98     NAP        07/01/08        2651.35         120            300

                                                         STATED
                                          REMAINING     REMAINING
                                             TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                  TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME        ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------     ------------  ------------  -------------   ---------------
  237     2436 East Indian School               118           358         533,354.45       474,279.09
          Road
  238     WMC International                     140           140         463,273.63          0.00
          Industrial Building
  239     Desert Club Apartments                 79           259         329,468.12       284,079.13

Presented below, separate from the rest of the pooled Mortgaged Loans, is the Annex A information for the Birch Run Outlet Center Junior Portion,

Presented below, separate from the rest of the pooled Mortgaged Loans, is the Annex A information for the Birch Run Outlet Center Junior Portion, which is associated with the Class BR certificates.

which is associated with the Class BR certificates. The Birch Run Outlet Center Junior Portion is not included in the Initial Net Mortgage Pool Balance.

The Birch Run Outlet Center Junior Portion is not included in the Initial Net Mortgage Pool Balance.


                                                                                            ORIGINAL
                                                ANTICIPATED   SCHEDULED     MONTHLY DEBT      TERM      STATED ORIGINAL
CONTROL                                 NOTE     REPAYMENT     MATURITY       SERVICE     TO MATURITY/   AMORTIZATION
NUMBER       LOAN / PROPERTY NAME       DATE       DATE         DATE          PAYMENT     ARD (MONTHS)   TERM (MONTHS)
--------  --------------------------  --------  ------------  ----------   -------------  ------------  ---------------
 101b    Birch Run Outlet Center    08/16/01     NAP        09/01/11      90023.61        120            360
         (Junior Portion)

                                                         STATED
                                          REMAINING     REMAINING
                                             TERM      AMORTIZATION  CUT-OFF DATE
CONTROL                                  TO MATURITY/      TERM        PRINCIPAL     LOAN BALANCE AT
NUMBER       LOAN / PROPERTY NAME        ARD (MONTHS)    (MONTHS)       BALANCE        MATURITY/ARD
--------  --------------------------     ------------  ------------  -------------   ---------------
 101b    Birch Run Outlet Center               117          357        12891504.37     11,399,572.83
        (Junior Portion)


                                    B-1E-21




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  101a    Birch Run Outlet Center          01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          (Senior Portion)
  102     Phoenix Marriott                 01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  103     Imperial Apartments                 NAP         NAP        01/01/04       07/31/11        NAP         NAP        Type 1

  104     Pacific Plaza at Torrey Hills    01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  105     Murray Business Center           01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  106     The Cannery                      01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  107     The Marketplace at Palmdale      08/01/04     03/31/16        NAP           NAP           NAP         NAP          NAP
  108     Metro Park Office Building       01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  109     Hilton Garden Inn                01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  110     A&P Warehouse - Central Islip    01/01/04     10/31/10        NAP           NAP           NAP         NAP          NAP
  111     A&P Warehouse - Baltimore        01/01/04     10/31/10        NAP           NAP           NAP         NAP          NAP
  112     Cumberland Crossing              01/01/04     09/30/11        NAP           NAP           NAP         NAP          NAP
  113     Lakeshore Marketplace            01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
          Shopping Center
  114     Redwood Business Park Loan # 3   01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  115     Paramus Plaza                    01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  116     2811 Wilshire Boulevard          02/01/05     09/30/10        NAP           NAP           NAP         NAP          NAP
  117     Ralph's Market Center            01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  118     Market Square Shopping Center    01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  119     Woodland Manor Apartments        01/01/04     01/31/10        NAP           NAP           NAP         NAP          NAP
  120     Holiday Inn Hotel and Resort     01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          - Tewksbury
  121     Muir Station Shopping Center     01/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
  122     Medical Pavilion                 01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  123     Spring Creek Apartments          01/01/05     09/30/08        NAP           NAP           NAP         NAP          NAP
  124     Raymour & Flanigan Plaza         01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP

                                                             YIELD
                                                          MAINTENANCE
                                                            INTEREST
                                                              RATE          YIELD
                                                YIELD      CONVERTED     MAINTENANCE
                                             MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                        INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME              RATE         RATE           DATE
-------   -----------------------------      -----------  ------------  -------------
  101a    Birch Run Outlet Center                  NAP          NAP            NAP
          (Senior Portion)
  102     Phoenix Marriott                         NAP          NAP            NAP
  103     Imperial Apartments                    Treasury       Yes          Maturity
                                                   Flat
  104     Pacific Plaza at Torrey Hills            NAP          NAP            NAP
  105     Murray Business Center                   NAP          NAP            NAP
  106     The Cannery                              NAP          NAP            NAP
  107     The Marketplace at Palmdale              NAP          NAP            NAP
  108     Metro Park Office Building               NAP          NAP            NAP
  109     Hilton Garden Inn                        NAP          NAP            NAP
  110     A&P Warehouse - Central Islip            NAP          NAP            NAP
  111     A&P Warehouse - Baltimore                NAP          NAP            NAP
  112     Cumberland Crossing                      NAP          NAP            NAP
  113     Lakeshore Marketplace                    NAP          NAP            NAP
          Shopping Center
  114     Redwood Business Park Loan # 3           NAP          NAP            NAP
  115     Paramus Plaza                            NAP          NAP            NAP
  116     2811 Wilshire Boulevard                  NAP          NAP            NAP
  117     Ralph's Market Center                    NAP          NAP            NAP
  118     Market Square Shopping Center            NAP          NAP            NAP
  119     Woodland Manor Apartments                NAP          NAP            NAP
  120     Holiday Inn Hotel and Resort             NAP          NAP            NAP
          - Tewksbury
  121     Muir Station Shopping Center             NAP          NAP            NAP
  122     Medical Pavilion                         NAP          NAP            NAP
  123     Spring Creek Apartments                  NAP          NAP            NAP
  124     Raymour & Flanigan Plaza                 NAP          NAP            NAP


                                    B-1E-22




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  125     Culver City Self Storage            NAP         NAP        07/01/06       03/31/11        NAP         NAP        Type 1

  126     Central Park Plaza               01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  127     Joesler Village                  01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  128     Euclid Business Center           01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  129     4300 Sprint Boulevard            01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
          Northeast
  130     North Caroll Shopping Center     01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  131     Redwood Business Park Loan # 4   01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  132     Cochrane Plaza                   01/01/04     09/30/10        NAP           NAP           NAP         NAP          NAP
  133     Lowe's Home Improvement          01/01/04     01/31/11        NAP           NAP           NAP         NAP          NAP
          Warehouse
  134     Millennium II Office Building    01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  135     Alta Loma Square                 01/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
          Remington Apartments /
  136     Winslow  Glen Apartments         01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          Portfolio
  136a    Remington Apartments
  136b    Winslow Glen Apartments
  137     Shadow Lakes Apartments          01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  138     Medical Center West              01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  139     Willow Grove Office Mews         01/01/04     06/30/08        NAP           NAP           NAP         NAP          NAP
  140     Agilent Technologies Building    10/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
  141     Cornelius Apartments             01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  142     1698 Vierling Drive East         01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  143     Sarno Business Complex           01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  144     Cherry Hill Office Mews          01/01/04     06/30/08        NAP           NAP           NAP         NAP          NAP
  145     MJ Ocala Hilton                  02/01/04     01/31/10        NAP           NAP           NAP         NAP          NAP
  146     Freeport Distribution            01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  147     Patrice Place Industrial         01/01/05     09/30/11        NAP           NAP           NAP         NAP          NAP

                                                             YIELD
                                                          MAINTENANCE
                                                            INTEREST
                                                              RATE          YIELD
                                                YIELD      CONVERTED     MAINTENANCE
                                             MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                        INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME              RATE         RATE           DATE
-------   -----------------------------      -----------  ------------  -------------
  125     Culver City Self Storage             Treasury       Yes          Maturity
                                                 Flat
  126     Central Park Plaza                     NAP          NAP            NAP
  127     Joesler Village                        NAP          NAP            NAP
  128     Euclid Business Center                 NAP          NAP            NAP
  129     4300 Sprint Boulevard                  NAP          NAP            NAP
          Northeast
  130     North Caroll Shopping Center           NAP          NAP            NAP
  131     Redwood Business Park Loan # 4         NAP          NAP            NAP
  132     Cochrane Plaza                         NAP          NAP            NAP
  133     Lowe's Home Improvement                NAP          NAP            NAP
          Warehouse
  134     Millennium II Office Building          NAP          NAP            NAP
  135     Alta Loma Square                       NAP          NAP            NAP
          Remington Apartments /
  136     Winslow  Glen Apartments               NAP          NAP            NAP
          Portfolio
  136a    Remington Apartments
  136b    Winslow Glen Apartments
  137     Shadow Lakes Apartments                NAP          NAP            NAP
  138     Medical Center West                    NAP          NAP            NAP
  139     Willow Grove Office Mews               NAP          NAP            NAP
  140     Agilent Technologies Building          NAP          NAP            NAP
  141     Cornelius Apartments                   NAP          NAP            NAP
  142     1698 Vierling Drive East               NAP          NAP            NAP
  143     Sarno Business Complex                 NAP          NAP            NAP
  144     Cherry Hill Office Mews                NAP          NAP            NAP
  145     MJ Ocala Hilton                        NAP          NAP            NAP
  146     Freeport Distribution                  NAP          NAP            NAP
  147     Patrice Place Industrial               NAP          NAP            NAP


                                    B-1E-23




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  148     Figueroa  Industrial             01/01/05     09/30/11        NAP           NAP           NAP         NAP          NAP
  149     5900 Sepulveda Boulevard         01/01/04     07/31/10        NAP           NAP           NAP         NAP          NAP
          Office Building
  150     Sunrise Trade Center             11/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  151     Eatontown Shopping Center        01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  152     Nexus and Valencia Shopping         NAP         NAP        10/01/06       06/30/11        NAP         NAP        Type 1
          Center
  153     Kmart Centre                     01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  154     Longley West Plaza               12/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  155     331-335 Putnam Avenue &          01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
          320-366 River Street
  156     Churchill Village Apartments        NAP         NAP        09/01/06       05/31/11        NAP         NAP        Type 1

  157     Sierra College Self Storage      01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  158     Canyon Creek Plaza               01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  159     1500 Dragon Street               01/01/04     03/31/08        NAP           NAP           NAP         NAP          NAP
  160     Holiday Inn Asheville Airport    01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  161     Princeton Belvidere              01/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
  162     Valley View Mobile Home Park     01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  163     Hometown Square                  01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  164     Albemarle Crossing               01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  165     Hannaford Ground Lease at        01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          Albemarle Crossing
  166     Promenade At Temecula            10/01/04     05/31/16        NAP           NAP           NAP         NAP          NAP
  167     678 Massachusetts Avenue         01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  168     Palomar Commerce Center          01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  169     Landmark Plaza                   01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  170     Lake Jackson Trading Post        01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  171     Mt. Morris Plaza                 01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP

                                                             YIELD
                                                          MAINTENANCE
                                                            INTEREST
                                                              RATE          YIELD
                                                YIELD      CONVERTED     MAINTENANCE
                                             MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                        INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME              RATE         RATE           DATE
-------   -----------------------------      -----------  ------------  -------------
  148     Figueroa  Industrial                   NAP          NAP            NAP
  149     5900 Sepulveda Boulevard               NAP          NAP            NAP
          Office Building
  150     Sunrise Trade Center                   NAP          NAP            NAP
  151     Eatontown Shopping Center              NAP          NAP            NAP
  152     Nexus and Valencia Shopping          Treasury       Yes          Maturity
          Center                                 Flat
  153     Kmart Centre                           NAP          NAP            NAP
  154     Longley West Plaza                     NAP          NAP            NAP
  155     331-335 Putnam Avenue &                NAP          NAP            NAP
          320-366 River Street
  156     Churchill Village Apartments         Treasury        No          Maturity
                                                 Flat
  157     Sierra College Self Storage            NAP          NAP            NAP
  158     Canyon Creek Plaza                     NAP          NAP            NAP
  159     1500 Dragon Street                     NAP          NAP            NAP
  160     Holiday Inn Asheville Airport          NAP          NAP            NAP
  161     Princeton Belvidere                    NAP          NAP            NAP
  162     Valley View Mobile Home Park           NAP          NAP            NAP
  163     Hometown Square                        NAP          NAP            NAP
  164     Albemarle Crossing                     NAP          NAP            NAP
  165     Hannaford Ground Lease at              NAP          NAP            NAP
          Albemarle Crossing
  166     Promenade At Temecula                  NAP          NAP            NAP
  167     678 Massachusetts Avenue               NAP          NAP            NAP
  168     Palomar Commerce Center                NAP          NAP            NAP
  169     Landmark Plaza                         NAP          NAP            NAP
  170     Lake Jackson Trading Post              NAP          NAP            NAP
  171     Mt. Morris Plaza                       NAP          NAP            NAP


                                    B-1E-24




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  172     Durango Mini-Storage &           01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          Charleston West Mini-Storage
  173     Via Verde Plaza                  01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  174     Northlake Quadrangle             01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  175     550-560 Sutter Street            01/01/04     08/31/10        NAP           NAP           NAP         NAP          NAP
  176     Aliso Viejo Town                 01/01/04     09/30/10        NAP           NAP           NAP         NAP          NAP
          Center-Building # 7
  177     Federal Highway Self Storage     01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  178     Westheimer Village Shopping      01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
          Center
  179     Westland Shopping Center            NAP         NAP        08/01/06       04/30/11        NAP         NAP        Type 2

  180     1770 North Milwaukee Avenue      01/01/04     01/31/11        NAP           NAP           NAP         NAP          NAP
  181     64th Street and Greenway Road       NAP         NAP        10/01/06       06/30/11        NAP         NAP        Type 1

  182     Mountain Park Plaza              09/01/04     04/30/06        NAP           NAP           NAP         NAP          NAP
  183     Mountain/Arrow Center            01/01/04     04/30/11        NAP           NAP           NAP         NAP          NAP
  184     Evanston Northwestern Ground     01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
          Lease
  185     Main Street Village Office       01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          Building
  186     Santorini at the Park            01/01/05     08/31/11        NAP           NAP           NAP         NAP          NAP
          Apartments
  187     Fairmount Greens Apartments      01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  188     Jackson Square Shopping Center   01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
  189     Bradville Square                 01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  190     23133 Hawthorne Boulevard        01/01/04     12/31/10        NAP           NAP           NAP         NAP          NAP
  191     Park 2000 - Building K           01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  192     Park 2000 - Building H           01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  193     Deer Valley Plaza                01/01/04     03/31/06        NAP           NAP           NAP         NAP          NAP
  194     Russell Mini Storage             01/01/04     01/31/11        NAP           NAP           NAP         NAP          NAP

                                                             YIELD
                                                          MAINTENANCE
                                                            INTEREST
                                                              RATE          YIELD
                                                YIELD      CONVERTED     MAINTENANCE
                                             MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                        INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME              RATE         RATE           DATE
-------   -----------------------------      -----------  ------------  -------------

  172     Durango Mini-Storage &                    NAP          NAP            NAP
          Charleston West Mini-Storage
  173     Via Verde Plaza                           NAP          NAP            NAP
  174     Northlake Quadrangle                      NAP          NAP            NAP
  175     550-560 Sutter Street                     NAP          NAP            NAP
  176     Aliso Viejo Town                          NAP          NAP            NAP
          Center-Building # 7
  177     Federal Highway Self Storage              NAP          NAP            NAP
  178     Westheimer Village Shopping               NAP          NAP            NAP
          Center
  179     Westland Shopping Center                Treasury        No          Weighted
                                                    Flat                    Average Life
  180     1770 North Milwaukee Avenue               NAP          NAP            NAP
  181     64th Street and Greenway Road           Treasury       Yes          Maturity
                                                    Flat
  182     Mountain Park Plaza                       NAP          NAP            NAP
  183     Mountain/Arrow Center                     NAP          NAP            NAP
  184     Evanston Northwestern Ground              NAP          NAP            NAP
          Lease
  185     Main Street Village Office                NAP          NAP            NAP
          Building
  186     Santorini at the Park                     NAP          NAP            NAP
          Apartments
  187     Fairmount Greens Apartments               NAP          NAP            NAP
  188     Jackson Square Shopping Center            NAP          NAP            NAP
  189     Bradville Square                          NAP          NAP            NAP
  190     23133 Hawthorne Boulevard                 NAP          NAP            NAP
  191     Park 2000 - Building K                    NAP          NAP            NAP
  192     Park 2000 - Building H                    NAP          NAP            NAP
  193     Deer Valley Plaza                         NAP          NAP            NAP
  194     Russell Mini Storage                      NAP          NAP            NAP


                                    B-1E-25




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  195     Uinta Golf and Ihop Pad Site     01/01/04     07/31/10        NAP           NAP           NAP         NAP          NAP
  196     150-170 Professional Center      01/01/04     07/31/10        NAP           NAP           NAP         NAP          NAP
          Drive
  197     9, 9A & 0 Summit Avenue          01/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
  198     Ventura Commerce Center II       02/01/05     12/31/09        NAP           NAP           NAP         NAP          NAP
  199     Willowbrook II                   08/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  200     Newport Avenue Plaza             01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  201     1340 Old Chain Bridge Road       01/01/05     09/30/11        NAP           NAP           NAP         NAP          NAP
  202     Shoal Creek Mall Shopping           NAP         NAP        05/01/06       01/31/11        NAP         NAP        Type 1
          Center
  203     Spring Mill Apartments           01/01/05     09/30/11        NAP           NAP           NAP         NAP          NAP
  204     Glyndon Square Shopping Center      NAP         NAP        09/01/04       05/31/09        NAP         NAP        Type 2

  205     47 State Circle                  01/01/04     01/31/11        NAP           NAP           NAP         NAP          NAP
  206     West Little York Industrial      11/01/05     06/30/10        NAP           NAP           NAP         NAP          NAP
          Park - Phase 2
  207     Holiday Inn Stillwater           01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  208     Continental Apartments           01/01/04     07/31/11        NAP           NAP           NAP         NAP          NAP
  209     943-955 North McLean Boulevard   01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  210     Holiday Inn Ponca City           01/01/04     02/28/11        NAP           NAP           NAP         NAP          NAP
  211     National Tour Building           08/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  212     Eaglepointe Office Building         NAP         NAP        10/01/06       06/30/11        NAP         NAP        Type 1

  213     Plaza on Shea                    01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  214     Woodward Heights Manor           01/01/04     05/31/11        NAP           NAP           NAP         NAP          NAP
          Apartments
  215     Aspen Apartments                 01/01/05     08/31/11        NAP           NAP           NAP         NAP          NAP
  216     Hamilton Fairfax Apartments      12/01/04     08/31/11        NAP           NAP           NAP         NAP          NAP
  217     McMahon Medical Office           01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
          Building
  218     Cimmaron Professional Plaza      01/01/05     08/31/11        NAP           NAP           NAP         NAP          NAP

                                                               YIELD
                                                            MAINTENANCE
                                                              INTEREST
                                                                RATE          YIELD
                                                  YIELD      CONVERTED     MAINTENANCE
                                               MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                          INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME                RATE         RATE           DATE
-------   -----------------------------        -----------  ------------  -------------
  195     Uinta Golf and Ihop Pad Site                NAP          NAP            NAP
  196     150-170 Professional Center                 NAP          NAP            NAP
          Drive
  197     9, 9A & 0 Summit Avenue                     NAP          NAP            NAP
  198     Ventura Commerce Center II                  NAP          NAP            NAP
  199     Willowbrook II                              NAP          NAP            NAP
  200     Newport Avenue Plaza                        NAP          NAP            NAP
  201     1340 Old Chain Bridge Road                  NAP          NAP            NAP
  202     Shoal Creek Mall Shopping                 Treasury       Yes          Maturity
          Center                                      Flat
  203     Spring Mill Apartments                      NAP          NAP            NAP
  204     Glyndon Square Shopping Center            Treasury        No          Weighted
                                                      Flat                    Average Life
  205     47 State Circle                             NAP          NAP            NAP
  206     West Little York Industrial                 NAP          NAP            NAP
          Park - Phase 2
  207     Holiday Inn Stillwater                      NAP          NAP            NAP
  208     Continental Apartments                      NAP          NAP            NAP
  209     943-955 North McLean Boulevard              NAP          NAP            NAP
  210     Holiday Inn Ponca City                      NAP          NAP            NAP
  211     National Tour Building                      NAP          NAP            NAP
  212     Eaglepointe Office Building               Treasury       Yes          Maturity
                                                      Flat
  213     Plaza on Shea                               NAP          NAP            NAP
  214     Woodward Heights Manor                      NAP          NAP            NAP
          Apartments
  215     Aspen Apartments                            NAP          NAP            NAP
  216     Hamilton Fairfax Apartments                 NAP          NAP            NAP
  217     McMahon Medical Office                      NAP          NAP            NAP
          Building
  218     Cimmaron Professional Plaza                 NAP          NAP            NAP


                                    B-1E-26




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  219     California Creations Building       NAP         NAP        12/01/02       08/31/09        NAP         NAP        Type 2

  220     Pinnacle Peak Road and 39th         NAP         NAP        10/01/06       06/30/11        NAP         NAP        Type 1
          Drive
  221     Brookside Market / Cedar            NAP         NAP        12/01/03       08/31/08        NAP         NAP        Type 2
          Plaza Portfolio
  221a    Brookside Market
  221b    Cedar Plaza Shopping Center
  223     Storage Inn                      01/01/04     03/31/11        NAP           NAP           NAP         NAP          NAP
  224     Stanley Court Apartments         01/01/05     09/30/16        NAP           NAP           NAP         NAP          NAP
  225     2380 Wycliff / 970 Raymond          NAP         NAP        12/01/02       05/31/12        NAP         NAP        Type 2
          Portfolio
  225a    2380 Wycliff Street
  225b    970 Raymond Avenue
  226     Greenbrier Apartments II         12/01/04     08/31/11        NAP           NAP           NAP         NAP          NAP
  227     Greenbrier Apartments III        12/01/04     08/31/11        NAP           NAP           NAP         NAP          NAP
  228     Greenbrier Apartments I          12/01/04     08/31/11        NAP           NAP           NAP         NAP          NAP
  229     Valley View Twain Shopping       01/01/04     12/31/10        NAP           NAP           NAP         NAP          NAP
          Center and Billboard Site
  230     Rite Aid Drugstore                  NAP         NAP        09/01/03       02/29/08        NAP         NAP        Type 2

  231     167-55 148th Avenue                 NAP         NAP        12/01/03       09/30/08        NAP         NAP        Type 2

  232     16249-16259 Stagg Street            NAP         NAP        04/01/05       12/31/09        NAP         NAP        Type 2

  233     6819 Redwood Drive                  NAP         NAP        11/01/03       08/31/08        NAP         NAP        Type 2

  234     Toll House Office Building          NAP         NAP        09/01/03       03/31/08        NAP         NAP        Type 2

  235     Linden Hills Co-op Grocery          NAP         NAP        11/01/03       07/31/14        NAP         NAP        Type 2
          Store

                                                         YIELD
                                                      MAINTENANCE
                                                       INTEREST
                                                          RATE          YIELD
                                            YIELD      CONVERTED     MAINTENANCE
                                         MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                    INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME          RATE         RATE           DATE
-------   ------------------------------  ----------  ------------  -------------
  219     California Creations Building    Treasury        No          Weighted
                                             Flat                    Average Life
  220     Pinnacle Peak Road and 39th      Treasury       Yes          Maturity
          Drive                              Flat
  221     Brookside Market / Cedar         Treasury        No          Weighted
          Plaza Portfolio                    Flat                    Average Life
  221a    Brookside Market
  221b    Cedar Plaza Shopping Center
  223     Storage Inn                        NAP          NAP            NAP
  224     Stanley Court Apartments           NAP          NAP            NAP
  225     2380 Wycliff / 970 Raymond       Treasury        No          Weighted
          Portfolio                          Flat                    Average Life
  225a    2380 Wycliff Street
  225b    970 Raymond Avenue
  226     Greenbrier Apartments II           NAP          NAP            NAP
  227     Greenbrier Apartments III          NAP          NAP            NAP
  228     Greenbrier Apartments I            NAP          NAP            NAP
  229     Valley View Twain Shopping         NAP          NAP            NAP
          Center and Billboard Site
  230     Rite Aid Drugstore               Treasury        No          Weighted
                                             Flat                    Average Life
  231     167-55 148th Avenue              Treasury        No          Weighted
                                             Flat                    Average Life
  232     16249-16259 Stagg Street         Treasury        No          Weighted
                                             Flat                    Average Life
  233     6819 Redwood Drive               Treasury        No          Weighted
                                             Flat                    Average Life
  234     Toll House Office Building       Treasury        No          Weighted
                                             Flat                    Average Life
  235     Linden Hills Co-op Grocery       Treasury        No          Weighted
          Store                              Flat                    Average Life



                                    B-1E-27




                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  236     Goodyear/Wenco Building             NAP         NAP        01/01/04       09/30/13        NAP         NAP        Type 2

  237     2436 East Indian School Road        NAP         NAP        10/01/06       06/30/11        NAP         NAP        Type 1

  238     WMC International Industrial        NAP         NAP        08/01/03       05/31/13        NAP         NAP        Type 3
          Building
  239     Desert Club Apartments              NAP         NAP        07/01/03       01/31/08        NAP         NAP        Type 3


                                                          YIELD
                                                       MAINTENANCE
                                                        INTEREST
                                                           RATE          YIELD
                                             YIELD      CONVERTED     MAINTENANCE
                                          MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                     INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME           RATE         RATE           DATE
-------   -----------------------------   -----------  ------------  -------------
  236     Goodyear/Wenco Building           Treasury        No          Weighted
                                              Flat                    Average Life
  237     2436 East Indian School Road      Treasury       Yes          Maturity
                                              Flat
  238     WMC International Industrial      Treasury       Yes          Maturity
          Building                            Flat
  239     Desert Club Apartments            Treasury       Yes          Maturity
              Flat

Presented below, separate from the rest of the pooled Mortgaged Loans, is the Annex A information for the Birch Run Outlet Center Junior Portion, which is associated with the Class BR certificates. The Birch Run Outlet Center Junior Portion is not included in the Initial Net Mortgage Pool Balance.





                                                                       YIELD         YIELD                                  YIELD
                                                                    MAINTENANCE   MAINTENANCE   PREPAYMENT  PREPAYMENT   MAINTENANCE
CONTROL                                   DEFEASANCE   DEFEASANCE     PERIOD         PERIOD       PENALTY     PENALTY    CALCULATION
NUMBER         LOAN / PROPERTY NAME       START DATE    END DATE    START DATE      END DATE    START DATE   END DATE      METHOD
-------   -----------------------------   ----------   ----------   -----------   -----------   ----------  ----------   -----------
  101b    Birch Run Outlet Center          01/01/04     06/30/11        NAP           NAP           NAP         NAP          NAP
          (Junior Portion)


                                                          YIELD
                                                       MAINTENANCE
                                                         INTEREST
                                                           RATE          YIELD
                                             YIELD      CONVERTED     MAINTENANCE
                                          MAINTENANCE   TO MONTHLY   INTEREST RATE
CONTROL                                     INTEREST     MORTGAGE      REFERENCE
NUMBER         LOAN / PROPERTY NAME           RATE         RATE           DATE
-------   -----------------------------   -----------  ------------  -------------
  101b    Birch Run Outlet Center             NAP          NAP            NAP
          (Junior Portion)

                                    B-1E-28

                                  EXHIBIT B-1F

                   SCHEDULE OF PRIMARY SERVICED MORTGAGE LOANS


                             [See Attached Schedule]


                                     B-1F-1

                                                                   CUT-OFF DATE   PRIMARY
CONTROL      LOAN                                                   PRINCIPAL    SERVICING                          SERVICER
NUMBER      NUMBER         LOAN / PROPERTY NAME       ORIGINATOR     BALANCE       RATE       PRIMARY SERVICER     DESCRIPTION
------    ----------  -----------------------------   ----------  -------------  ---------  ---------------------  -----------
 106       7003019    The Cannery                        SBRC     19,309,775.94   0.0500%   L.J. Melody & Company   Retained
 108        12510     Metro Park Office Building         GCFP     18,479,790.64   0.0700%    Continental Wingate    Retained
 114       7002913    Redwood Business Park Loan # 3     SBRC     15,659,162.69   0.0500%   L.J. Melody & Company   Retained
 118       7002275    Market Square Shopping Center      SBRC     12,573,502.39   0.0700%   L.J. Melody & Company   Retained
 119       6604714    Woodland Manor Apartments          SBRC     12,349,820.90   0.1250%      GMAC Commercial      Retained
                                                                                                Mortgage Corp.
 121        12624     Muir Station Shopping Center       GCFP     10,396,423.26   0.0700%    Continental Wingate    Retained
 124        12342     Raymour & Flanigan Plaza           GCFP      9,871,661.40   0.0700%    Continental Wingate    Retained
 131       7002917    Redwood Business Park Loan # 4     SBRC      8,502,544.34   0.0500%   L.J. Melody & Company   Retained
 134        11663     Millennium II Office Building      GCFP      8,023,713.11   0.0700%    Continental Wingate    Retained
 136       7001963    Remington Apartments /             SBRC      7,498,901.81   0.0500%   L.J. Melody & Company   Retained
                      Winslow  Glen Apartments
                      Portfolio
 136a      7001963a   Remington Apartments
 136b      7001963b   Winslow Glen Apartments
 138        12172     Medical Center West                GCFP      7,315,605.32   0.0700%    Continental Wingate    Retained
 141       7001995    Cornelius Apartments               SBRC      6,976,233.16   0.0900%   L.J. Melody & Company   Retained
 143       7001304    Sarno Business Complex             SBRC      6,774,808.92   0.0900%   L.J. Melody & Company   Retained
 145       4010669    MJ Ocala Hilton                     ALD      6,592,596.47   0.0600%       Allied Capital      Retained
                                                                                                 Corporation
 146        12261     Freeport Distribution              GCFP      6,519,901.24   0.0700%    Continental Wingate    Retained
 149        11777     5900 Sepulveda Boulevard           GCFP      6,249,296.69   0.0700%    Continental Wingate    Retained
                      Office Building
 151       6604590    Eatontown Shopping Center          SBRC      5,978,227.59   0.1250%      GMAC Commercial      Retained
                                                                                                Mortgage Corp.
 153       7002833    Kmart Centre                       SBRC      5,584,454.24   0.0900%   L.J. Melody & Company   Retained
 160      03-0810439  Holiday Inn Asheville Airport      GCFP      4,732,447.54   0.0700%      Laureate Capital     Partially
                                                                                                                    Released
 161      03-0810441  Princeton Belvidere                GCFP      4,729,347.67   0.0600%      Meredith & Grew      Partially
                                                                                                                    Released
 163        12104     Hometown Square                    GCFP      4,643,570.42   0.0700%    Continental Wingate    Retained
 164      03-0810432  Albemarle Crossing                 GCFP      2,466,668.46   0.0700%      Laureate Capital     Partially
                                                                                                                    Released
 165      03-0810431  Hannaford Ground Lease at          GCFP      2,108,165.02   0.0700%      Laureate Capital     Partially
                      Albemarle Crossing                                                                            Released
 168        12424     Palomar Commerce Center            GCFP      4,243,903.14   0.0700%    Continental Wingate    Retained
 170       7001927    Lake Jackson Trading Post          SBRC      4,063,771.68   0.0900%   L.J. Melody & Company   Retained
 172        12598     Durango Mini-Storage &             GCFP      3,991,452.10   0.0700%    Continental Wingate    Retained
                      Charleston  West Mini-Storage
 178       7001641    Westheimer Village Shopping        SBRC      3,706,137.59   0.1000%      GMAC Commercial      Retained
                      Center                                                                    Mortgage Corp.
 188        12525     Jackson Square Shopping Center     GCFP      2,996,162.11   0.0700%    Continental Wingate    Retained
 189       7002411    Bradville Square                   SBRC      2,988,713.78   0.1250%      GMAC Commercial      Retained
                                                                                                Mortgage Corp.
 193       7002269    Deer Valley Plaza                  SBRC      2,874,890.80   0.0900%   L.J. Melody & Company   Retained


                                     B-1F-2

                                                                   CUT-OFF DATE   PRIMARY
CONTROL      LOAN                                                   PRINCIPAL    SERVICING                          SERVICER
NUMBER      NUMBER         LOAN / PROPERTY NAME       ORIGINATOR     BALANCE       RATE       PRIMARY SERVICER     DESCRIPTION
------    ----------  -----------------------------   ----------  -------------  ---------  ---------------------  -----------
 197      03-0810452  9, 9A & 0 Summit Avenue            GCFP      2,554,414.60   0.0600%      Meredith & Grew      Partially
                                                                                                                    Released
 200      03-0810427  Newport Avenue Plaza               GCFP      2,491,382.86   0.0600%      Meredith & Grew      Partially
                                                                                                                    Released
 207        12044     Holiday Inn Stillwater             GCFP      1,990,242.83   0.0700%    Continental Wingate    Retained
 208       7002952    Continental Apartments             SBRC      1,957,460.55   0.0900%      First Trust Bank     Retained
                                                                                             (Mortgage Division)
 210        12045     Holiday Inn Ponca City             GCFP      1,791,218.56   0.0700%    Continental Wingate    Retained


                                     B-1F-3

                                  EXHIBIT B-1G

                         SCHEDULE OF MORTGAGE LOANS WITH
                       PERFORMANCE HOLDBACK RESERVE FUNDS


                                                    CUT-OFF DATE   PERFORMANCE
CONTROL  LOAN / PROPERTY       LOAN                  PRINCIPAL       HOLDBACK
NUMBER        NAME            NUMBER   ORIGINATOR     BALANCE        BALANCE           PERFORMANCE HOLDBACK COMMENTS
-------  ---------------     -------   ----------   -------------  -----------  --------------------------------------------------
 110     The Cannery         7003019      SBRC      19,309,775.94    500,000    The borrower established (and is maintaining) a
                                                                                cash reserve in an amount equal to $500,000
                                                                                from the loan proceeds. The borrower is
                                                                                required to make additional deposits in an
                                                                                amount equal to $370,000 per year during
                                                                                each of the first five years of the loan
                                                                                term. One or more letters of credit may be
                                                                                substituted in place of the cash reserves at
                                                                                any time. The borrower is not entitled to a
                                                                                release of such cash reserves or a reduction
                                                                                in any such letter of credit prior to the
                                                                                payment in full of the mortgage loan.

 113     A&P Warehouse       7001810      SBRC      17,655,342.41   2,359,039   The borrower caused the delivery of a letter of
         Central Islip                                                 LOC      credit in an amount equal to $2,359,039.  The
                                                                                borrower is entitled to a release of the
                                                                                letter of credit upon A&P obtaining credit
                                                                                ratings on its unsecured long-term debt
                                                                                obligations not lower than BBB+, or the
                                                                                equivalent, from each nationally recognized
                                                                                rating agency that provides a rating for
                                                                                A&P's unsecured long-term debt obligations.

 120     A&P Warehouse       7001811      SBRC      17,431,347.23   2,386,536   The borrower caused the delivery of a letter of
         Baltimore                                                     LOC      credit in an amount equal to $2,386,536.  The
                                                                                borrower is entitled to a release of the
                                                                                letter of credit upon A&P obtaining credit
                                                                                ratings on its unsecured long-term debt
                                                                                obligations not lower than BBB+, or the
                                                                                equivalent, from each nationally recognized
                                                                                rating agency that provides a rating for
                                                                                A&P's unsecured long-term debt obligations.

 126     Ralph's Market      7002921      SBRC      12,612,485.06    740,000    The borrower established (and is maintaining) a
         Center                                                                 cash reserve in an amount equal to $740,000 from
                                                                                the loan proceeds. The borrower is entitled
                                                                                to a release of the reserve upon
                                                                                satisfaction of the following conditions:
                                                                                (i) the absence of any event of default
                                                                                under the mortgage loan, (ii) the Ralph's
                                                                                Grocery Company lease is in full force and
                                                                                effect, (iii) Ralph's Grocery Company has
                                                                                approved the 2001 common area maintenance
                                                                                budget, (iv) 4,742 square feet of the vacant
                                                                                space has been leased, (v) the mortgaged
                                                                                property maintains an in-place debt service
                                                                                coverage ratio (as calculated in accordance
                                                                                with the mortgage loan documents) of at least
                                                                                1.25x for three consecutive months and (vi)
                                                                                the borrower fulfills its obligation to
                                                                                satisfy certain conditions intended to avoid
                                                                                any bankruptcy consolidation with its
                                                                                affiliates.


                                     B-1G-1

                                  EXHIBIT B-1H

                      SCHEDULE OF CLASS X-2 REFERENCE RATES



INTEREST ACCRUAL                       CLASS X-2         INTEREST                          CLASS X-2
     PERIOD         PAYMENT DATE    REFERENCE RATE    ACCRUAL PERIOD    PAYMENT DATE     REFERENCE RATE
----------------    ------------    --------------    --------------    ------------     --------------
       1              01/13/02          7.3951%             43            06/13/05          7.3944%
       2              02/13/02          7.3951%             44            07/13/05          7.6362%
       3              03/13/02          7.3956%             45            08/13/05          7.6362%
       4              04/13/02          7.6360%             46            09/13/05          7.3944%
       5              05/13/02          7.3950%             47            10/13/05          7.6362%
       6              06/13/02          7.6360%             48            11/13/05          7.3943%
       7              07/13/02          7.3950%             49            12/13/05          7.3943%
       8              08/13/02          7.6360%             50            01/13/06          7.3943%
       9              09/13/02          7.6360%             51            02/13/06          7.4001%
       10             10/13/02          7.3950%             52            03/13/06          7.6362%
       11             11/13/02          7.6360%             53            04/13/06          7.3943%
       12             12/13/02          7.3949%             54            05/13/06          7.6357%
       13             01/13/03          7.3949%             55            06/13/06          7.3937%
       14             02/13/03          7.3949%             56            07/13/06          7.6357%
       15             03/13/03          7.3954%             57            08/13/06          7.6357%
       16             04/13/03          7.6360%             58            09/13/06          7.3936%
       17             05/13/03          7.3948%             59            10/13/06          7.6357%
       18             06/13/03          7.6360%             60            11/13/06          7.3936%
       19             07/13/03          7.3948%             61            12/13/06          7.3935%
       20             08/13/03          7.6360%             62            01/13/07          7.3935%
       21             09/13/03          7.6360%             63            02/13/07          7.3994%
       22             10/13/03          7.3947%             64            03/13/07          7.6357%
       23             11/13/03          7.6360%             65            04/13/07          7.3934%
       24             12/13/03          7.3947%             66            05/13/07          7.6357%
       25             01/13/04          7.6360%             67            06/13/07          7.3934%
       26             02/13/04          7.3947%             68            07/13/07          7.6357%
       27             03/13/04          7.3949%             69            08/13/07          7.6357%
       28             04/13/04          7.6360%             70            09/13/07          7.3933%
       29             05/13/04          7.3946%             71            10/13/07          7.6357%
       30             06/13/04          7.6361%             72            11/13/07          7.3932%
       31             07/13/04          7.3946%             73            12/13/07          7.6357%
       32             08/13/04          7.6361%             74            01/13/08          7.3932%
       33             09/13/04          7.6361%             75            02/13/08          7.3951%
       34             10/13/04          7.3946%             76            03/13/08          7.6361%
       35             11/13/04          7.6361%             77            04/13/08          7.3923%
       36             12/13/04          7.3945%             78            05/13/08          7.6349%
       37             01/13/05          7.3945%             79            06/13/08          7.3923%
       38             02/13/05          7.3945%             80            07/13/08          7.6349%
       39             03/13/05          7.4002%             81            08/13/08          7.6349%
       40             04/13/05          7.6361%             82            09/13/08          7.3923%
       41             05/13/05          7.3944%             83            10/13/08          7.6394%
       42             06/13/05          7.6361%             84            11/13/08          7.3967%


                                     B-1E-1

                                   EXHIBIT B-2

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY



                                B-2-1

EXCEPTION REPORT

POOL        LOAN #    PREV. LN #    NAME                            ADDRESS                          CITY         ST    ZIP
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     101       101A          BIRCH RUN OUTLET CENTER         12240 S BEYER RD                 BIRCH RUN    MI    48415
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     102       03-0810433    COLUMBIA PROPERTIES PHOENIX     1101 N 44TH ST                   PHOENIX      AZ    85008
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     103       03-0810464    IMPERIAL APTS                   221 BERKMAN DR & IMPERAL PARK    MIDDLETOWN   NY    10941
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     104       03-0810338    PACIFIC PLAZA AT TORREY HILLS   10935 & 10945 VISTA SORRENTO     SAN DIEGO    CA    92130
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005
2001-C2     105       7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD              BEAVERTON    OR    97005

POOL        LOAN #    PREV. LN #    DOCUMENT          EXC CODE   EXCEPTION
2001-C2     101       101A           ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     101       101A           ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     101       101A           SECURITY INSTR    008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     101       101A           TITLE POLICY      568        A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2     101       101A           ASSGN OF LEASES   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     101       101A           UCC1-COUNTY       006        COPY ONLY
2001-C2     101       101A           ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     101       101A           ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     101       101A           ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     101       101A           ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     101       101A           UCC3-COUNTY       001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     101       101A           UCC3-STATE        001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     ORIG NOTE         113        DOCUMENT DATE IS MISSING
2001-C2     102       03-0810433     ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     102       03-0810433     ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     102       03-0810433     ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     UCC1-STATE        006        COPY ONLY
2001-C2     102       03-0810433     UCC3-COUNTY       001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     102       03-0810433     UCC3-STATE        001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     103       03-0810464     ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     103       03-0810464     SECURITY INSTR    008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     103       03-0810464     TITLE POLICY      000        .
2001-C2     103       03-0810464     ASSGN OF LEASES   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     103       03-0810464     ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     103       03-0810464     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     103       03-0810464     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     103       03-0810464     UCC1-STATE        006        COPY ONLY
2001-C2     103       03-0810464     UCC3-COUNTY       001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     103       03-0810464     UCC3-STATE        001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     104       03-0810338     ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     UCC1-STATE        002        HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2     104       03-0810338     UCC3-COUNTY       001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     104       03-0810338     UCC3-STATE        001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        ORIG NOTE         338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2     105       7002902        SECURITY INSTR    008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     105       7002902        TITLE POLICY      006        COPY ONLY
2001-C2     105       7002902        ASSGN OF LEASES   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2     105       7002902        ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        ASSG TO TRUSTEE   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        ASSIGN OF MTG     001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        ASSIGN OF ASSIG   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2     105       7002902        UCC1-STATE        009        COPY OF RECORDED

POOL        LOAN #    PREV. LN #         COMMENTS
2001-C2     101       101A               GREENWICH/WELLS FARGO
2001-C2     101       101A               ALLONGE IS MISSING DATE
2001-C2     101       101A               MORTGAGE COVERS 2 PROPERITIES
2001-C2     101       101A
2001-C2     101       101A
2001-C2     101       101A               GREENWICH
2001-C2     101       101A               GREENWICH/WELLS FARGO
2001-C2     101       101A               UNEXECUTED COPY IN FILE
2001-C2     101       101A               GREENWICH/WELLS FARGO
2001-C2     101       101A               UNEXECUTED COPY IN FILE
2001-C2     101       101A               WELLS FARGO
2001-C2     101       101A               WELLS FARGO
2001-C2     102       03-0810433
2001-C2     102       03-0810433         GREENWICH/WELLS FARGO
2001-C2     102       03-0810433         ALLONGE IS MISSING DATE
2001-C2     102       03-0810433         GREENWICH/WELLS FARGO
2001-C2     102       03-0810433         UNEXECUTED COPY IN FILE
2001-C2     102       03-0810433         GREENWICH/WELLS FARGO
2001-C2     102       03-0810433         UNEXECUTED COPY IN FILE
2001-C2     102       03-0810433         GREENWICH
2001-C2     102       03-0810433         WELLS FARGO
2001-C2     102       03-0810433         WELLS FARGO
2001-C2     103       03-0810464         GREENWICH/WELLS FARGO
2001-C2     103       03-0810464
2001-C2     103       03-0810464
2001-C2     103       03-0810464
2001-C2     103       03-0810464         GREENWICH/WELLS FARGO
2001-C2     103       03-0810464         GREENWICH/WELLS FARGO
2001-C2     103       03-0810464         UNEXECUTED COPY IN FILE
2001-C2     103       03-0810464         GREENWICH
2001-C2     103       03-0810464         WELLS FARGO
2001-C2     103       03-0810464         WELLS FARGO
2001-C2     104       03-0810338         GCFP/WFB AS TRUSTEE
2001-C2     104       03-0810338         GCFP/WFB AS TRUSTEE
2001-C2     104       03-0810338         UNEXECUTED COPY IN FILE
2001-C2     104       03-0810338         GCFP/WFB AS TRUSTEE
2001-C2     104       03-0810338         UNEXECUTED COPY IN FILE
2001-C2     104       03-0810338         GCFP
2001-C2     104       03-0810338         GCFP/WFB AS TRUSTEE
2001-C2     104       03-0810338         GCFP/WFB AS TRUSTEE
2001-C2     105       7002902            SBRC/WELLS FARGO
2001-C2     105       7002902
2001-C2     105       7002902
2001-C2     105       7002902
2001-C2     105       7002902            SBRC/WELLS FARGO
2001-C2     105       7002902            UNEXCUTED COPY IN FILE
2001-C2     105       7002902            L.J. MELODY  & CO./SBRC
2001-C2     105       7002902            SBRC/WELLS FARGO
2001-C2     105       7002902            L.J. MELODY & CO./SBRC
2001-C2     105       7002902

POOL       LOAN #  PREV. LN #    NAME                           ADDRESS                    CITY             ST    ZIP
2001-C2    105     7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD        BEAVERTON       OR    97005
2001-C2    105     7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD        BEAVERTON       OR    97005
2001-C2    105     7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD        BEAVERTON       OR    97005
2001-C2    105     7002902       MURRAY BUSINESS CENTER          3601 SW MURRAY BLVD        BEAVERTON       OR    97005
2001-C2    106     700319        THE CANNERY                     2801 LEAVENWORTH ST        SAN FRANCISCO   CA    94133
2001-C2    106     700319        THE CANNERY                     2801 LEAVENWORTH ST        SAN FRANCISCO   CA    94133
2001-C2    106     700319        THE CANNERY                     2801 LEAVENWORTH ST        SAN FRANCISCO   CA    94133
2001-C2    106     700319        THE CANNERY                     2801 LEAVENWORTH ST        SAN FRANCISCO   CA    94133
2001-C2    106     700319        THE CANNERY                     2801 LEAVENWORTH ST        SAN FRANCISCO   CA    94133
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    107     010-00000688  THE MARKETPLACE AT PALMDALE     39176-39340 10TH ST WEST   PALMDALE        CA    93551
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    108     12510         METRO PARK OFFICE BLDG          6354 WALKER LANE           SPRINGFIELD     VA    22310
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    109     03-0810320    HILTON GARDEN INN               6450 CARLSBAD BLVD         CARLSBAD        CA    92009
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    110     7001810       A & P WAREHOUSE-CENTRAL ISLIP   10 BLVD AVE                CEN ISLIP       NY    11722
2001-C2    111     7001811       A & P WAREHOUSE-BALTIMORE       4801 HOLLINS FERRY RD      BALTIMORE       MD    21227
2001-C2    111     7001811       A & P WAREHOUSE-BALTIMORE       4801 HOLLINS FERRY RD      BALTIMORE       MD    21227
2001-C2    111     7001811       A & P WAREHOUSE-BALTIMORE       4801 HOLLINS FERRY RD      BALTIMORE       MD    21227
2001-C2    111     7001811       A & P WAREHOUSE-BALTIMORE       4801 HOLLINS FERRY RD      BALTIMORE       MD    21227
2001-C2    111     7001811       A & P WAREHOUSE-BALTIMORE       4801 HOLLINS FERRY RD      BALTIMORE       MD    21227
2001-C2    112     7002860       CUMBERLAND CROSSING             2231-2299 N SECOND ST      MILLVILLE       NJ    08332

POOL      LOAN #  PREV. LN #     DOCUMENT         EXC CODE  EXCEPTION
2001-C2   105     7002902        UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   105     7002902        UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   105     7002902        UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   105     7002902        UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   106     700319         ORIG NOTE         331      ENDORSEMENT IS MISSING
2001-C2   106     700319         ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   106     700319         ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   106     700319         UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   106     700319         UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   107     010-00000688   ORIG NOTE         331      ENDORSEMENT IS MISSING
2001-C2   107     010-00000688   UCC1-COUNTY       002      HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   107     010-00000688   ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   107     010-00000688   ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   107     010-00000688   UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   107     010-00000688   UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          ORIG NOTE         331      ENDORSEMENT IS MISSING
2001-C2   108     12510          ORIG NOTE         338      NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   108     12510          SECURITY INSTR    008      ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   108     12510          TITLE POLICY      568      A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   108     12510          ASSGN OF LEASES   008      ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   108     12510          UCC1-COUNTY       006      COPY ONLY
2001-C2   108     12510          ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          ASSIGN OF MTG     001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          ASSIGN OF MTG     001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          UCC1-STATE        006      COPY ONLY
2001-C2   108     12510          UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   108     12510          UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     ORIG NOTE         338      NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   109     03-0810320     UCC1-COUNTY       006      COPY ONLY
2001-C2   109     03-0810320     ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     UCC1-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   109     03-0810320     UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   110     7001810        ORIG NOTE         338      NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   110     7001810        ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   110     7001810        ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   110     7001810        UCC1-STATE        006      COPY ONLY
2001-C2   110     7001810        UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   110     7001810        UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   111     7001811        ORIG NOTE         331      ENDORSEMENT IS MISSING
2001-C2   111     7001811        ASSG TO TRUSTEE   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   111     7001811        ASSIGN OF ASSIG   001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   111     7001811        UCC3-COUNTY       001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   111     7001811        UCC3-STATE        001      REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860        ORIG NOTE         338      NOTE ENDORSEMENT MISSING BUYING COMPANY NAME

POOL      LOAN #  PREV. LN #       COMMENTS
2001-C2   105     7002902          L.J. MELODY & CO./SBRC
2001-C2   105     7002902          SBRC/WELLS FARGO
2001-C2   105     7002902          L.J. MELODY & CO./SBRC
2001-C2   105     7002902          SBRC/WELLS FARGO
2001-C2   106     700319           SBRC/WELLS FARGO
2001-C2   106     700319           SBRC/WELLS FARGO
2001-C2   106     700319           SBRC/WELLS FARGO
2001-C2   106     700319           WELLS FARGO
2001-C2   106     700319           WELLS FARGO
2001-C2   107     010-00000688     AMCC/WELLS FARGO
2001-C2   107     010-00000688     AMCC
2001-C2   107     010-00000688     AMCC/WELLS FARGO
2001-C2   107     010-00000688     AMCC/WELLS FARGO
2001-C2   107     010-00000688     AMCC/WELLS FARGO
2001-C2   107     010-00000688     AMCC/WELLS FARGO
2001-C2   108     12510            GCFP / WELLS FARGO
2001-C2   108     12510            CONTINENTAL WINGATE/ GCFP
2001-C2   108     12510
2001-C2   108     12510
2001-C2   108     12510
2001-C2   108     12510            CONTINENTAL WINGATE
2001-C2   108     12510            GCFP / WELLS FARGO
2001-C2   108     12510            CONTINENTAL WINGATE / GCFP
2001-C2   108     12510            UNEXECUTED COPY IN FILE
2001-C2   108     12510            GCFP / WELLS FARGO
2001-C2   108     12510            CONTINENTAL WINGATE/  GCFP
2001-C2   108     12510            CONTINENTAL WINGATE
2001-C2   108     12510            CONTINENTAL WINGATE / GCFP
2001-C2   108     12510            GCFP / WELLS FARGO
2001-C2   108     12510            CONTINENTAL WINGATE/ GCFP
2001-C2   108     12510            GCFP / WELLS FARGO
2001-C2   109     03-0810320       GCFP/ WELLS FARGO
2001-C2   109     03-0810320       GCFP
2001-C2   109     03-0810320       GCFP/ WELLS FARGO
2001-C2   109     03-0810320       UNEXECUTED COPY IN FILE
2001-C2   109     03-0810320       UNEXECUTED COPY IN FILE
2001-C2   109     03-0810320       GCFP/ WELLS FARGO
2001-C2   109     03-0810320       GCFP
2001-C2   109     03-0810320       GCFP/ WELLS FARGO
2001-C2   109     03-0810320       GCFP/ WELLS FARGO
2001-C2   110     7001810          SBRC / WELLS  FARGO
2001-C2   110     7001810          SBRC / WELLS  FARGO
2001-C2   110     7001810          SBRC / WELLS  FARGO
2001-C2   110     7001810
2001-C2   110     7001810          SBRC / WELLS  FARGO
2001-C2   110     7001810          SBRC / WELLS  FARGO
2001-C2   111     7001811          SBRC/WELLS FARGO
2001-C2   111     7001811          SBRC/WELLS FARGO
2001-C2   111     7001811          SBRC/WELLS FARGO
2001-C2   111     7001811          SBRC/WELLS FARGO
2001-C2   111     7001811          SBRC/WELLS FARGO
2001-C2   112     7002860          SBRC/WELLS FARGO

POOL      LOAN #  PREV. LN #     NAME                            ADDRESS                         CITY              ST    ZIP
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   112     7002860        CUMBERLAND CROSSING             2231-2299 N SECOND ST           MILLVILLE         NJ    08332
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   113     03-0812070     LAKESHORE MARKETPLACE SHOPPING  5241 HARVEY ST                  MUSKEGON          MI    49444
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   114     7002913        REDWOOD BUSINESS PARK           1400 & 1420 N MCDOWELL BLVD     PETALUMA          CA    94954
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   115     03-0810448     PARAMUS PLAZA                   545 ROUTE 17 SOUTH              PARAMUS           NJ    07652
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   116     010-00000659   2811 WILSHIRE BLVD              2811 WILLSHIRE BLVD             SANTA MONICA      CA    90403
2001-C2   117     7002921        RALPH'S MARKET CENTER           1058-1090 THIRD AVE             CHULA VISTA       CA    91911
2001-C2   117     7002921        RALPH'S MARKET CENTER           1058-1090 THIRD AVE             CHULA VISTA       CA    91911
2001-C2   117     7002921        RALPH'S MARKET CENTER           1058-1090 THIRD AVE             CHULA VISTA       CA    91911

POOL      LOAN #  PREV. LN #       DOCUMENT                EXC CODE     EXCEPTION
2001-C2   112     7002860          SECURITY INSTR          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   112     7002860          TITLE POLICY            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860          ASSGN OF LEASES         008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   112     7002860          UCC1-COUNTY             006          COPY ONLY
2001-C2   112     7002860          ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860          ASSIGN OF MTG           001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860          ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860          ASSIGN OF ASSIG         114          DOCUMENT DATE IS INCORRECT/INCOMPLETE/ DIFFERS BETWEEN DOCS
2001-C2   112     7002860          ASSIGN OF ASSIG         008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   112     7002860          UCC1-STATE              006          COPY ONLY
2001-C2   112     7002860          UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   112     7002860          UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       ORIG NOTE               338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   113     03-0812070       ORIG NOTE               338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   113     03-0812070       TITLE POLICY            568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   113     03-0812070       ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   113     03-0812070       UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          ORIG NOTE               331          ENDORSEMENT IS MISSING
2001-C2   114     7002913          TITLE POLICY            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          UCC1-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          UCC1-STATE              009          COPY OF RECORDED
2001-C2   114     7002913          UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   114     7002913          UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   115     03-0810448       ORIG NOTE               331          ENDORSEMENT IS MISSING
2001-C2   115     03-0810448       SECURITY INSTR          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   115     03-0810448       TITLE POLICY            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   115     03-0810448       ASSGN OF LEASES         008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   115     03-0810448       UCC1-COUNTY             006          COPY ONLY
2001-C2   115     03-0810448       ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   115     03-0810448       ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   115     03-0810448       UCC1-STATE              006          COPY ONLY
2001-C2   115     03-0810448       UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   115     03-0810448       UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   116     010-00000659     ORIG NOTE               331          ENDORSEMENT IS MISSING
2001-C2   116     010-00000659     UCC1-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   116     010-00000659     ASSG TO TRUSTEE         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   116     010-00000659     ASSIGN OF ASSIG         001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   116     010-00000659     UCC1-STATE              006          COPY ONLY
2001-C2   116     010-00000659     UCC3-COUNTY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   116     010-00000659     UCC3-STATE              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   117     7002921          ORIG NOTE               331          ENDORSEMENT IS MISSING
2001-C2   117     7002921          SECURITY INSTR          009          COPY OF RECORDED
2001-C2   117     7002921          ASSGN OF LEASES         009          COPY OF RECORDED

POOL      LOAN #  PREV. LN #              COMMENTS
2001-C2   112     7002860
2001-C2   112     7002860
2001-C2   112     7002860
2001-C2   112     7002860                 SBRC
2001-C2   112     7002860                 SBRC/WELLS FARGO
2001-C2   112     7002860                 MIDLAND LOAN SERVICES/SBRC
2001-C2   112     7002860                 SBRC/WELLS FARGO
2001-C2   112     7002860
2001-C2   112     7002860                 MIDLAND LOAN SERVICES/SBRC
2001-C2   112     7002860                 SBRC
2001-C2   112     7002860                 SBRC/WELLS FARGO
2001-C2   112     7002860                 SBRC/WELLS FARGO
2001-C2   113     03-0812070              GREENWICH/WELLS FARGO
2001-C2   113     03-0812070              ALLONGE IS MISSING DATE
2001-C2   113     03-0812070
2001-C2   113     03-0812070              GREENWICH/WELLS FARGO
2001-C2   113     03-0812070              UNEXECUTED COPY IN FILE
2001-C2   113     03-0812070              GREENWICH/WELLS FARGO
2001-C2   113     03-0812070              UNEXECUTED COPY IN FILE
2001-C2   113     03-0812070              WELLS FARGO
2001-C2   113     03-0812070              WELLS FARGO
2001-C2   114     7002913                 SBRC / WELLS FARGO
2001-C2   114     7002913
2001-C2   114     7002913                 SBRC
2001-C2   114     7002913                 SBRC / WELLS FARGO
2001-C2   114     7002913                 SBRC / WELLS FARGO
2001-C2   114     7002913                 L.J. MELODY / SBRC
2001-C2   114     7002913                 SBRC
2001-C2   114     7002913                 L.J. MELODY / SBRC
2001-C2   114     7002913                 SBRC / WELLS FARGO
2001-C2   114     7002913                 L.J. MELODY / SBRC
2001-C2   114     7002913                 SBRC / WELLS FARGO
2001-C2   115     03-0810448              GREENWICH/WELLS FARGO
2001-C2   115     03-0810448
2001-C2   115     03-0810448
2001-C2   115     03-0810448
2001-C2   115     03-0810448              GREENWICH
2001-C2   115     03-0810448              GREENWICH/WELLS FARGO
2001-C2   115     03-0810448              GREENWICH/WELLS FARGO
2001-C2   115     03-0810448              GREENWICH
2001-C2   115     03-0810448              WELLS FARGO
2001-C2   115     03-0810448              WELLS FARGO
2001-C2   116     010-00000659            AMCC/WELLS FARGO
2001-C2   116     010-00000659            AMCC
2001-C2   116     010-00000659            AMCC/WELLS FARGO
2001-C2   116     010-00000659            AMCC/WELLO FARGO
2001-C2   116     010-00000659            AMCC
2001-C2   116     010-00000659            AMCC/WELLS FARGO
2001-C2   116     010-00000659            AMCC/WELLS FARGO
2001-C2   117     7002921                 SBRC/WELLS FARGO
2001-C2   117     7002921
2001-C2   117     7002921

POOL      LOAN #  PREV. LN #    NAME                            ADDRESS                   CITY                 ST    ZIP
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   117     7002921       RALPH'S MARKET CENTER           1058-1090 THIRD AVE       CHULA VISTA          CA    91911
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   118     7002275       MARKET SQUARE SHOPPING CENTER   1440 W.O. EZELL BLVD      SPARTANBURG          SC    29301
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   119     6604714       WOODLAND MANOR APARTMENTS       POMPONIO AVE              S PLAINFIELD         NJ    07080
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   120     03-0810266    HOLIDAY INN HOTEL & RESORT      75 HIGHWOOD DR            TEWKSBURY            MD    10876
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   121     12624         MUIR STATION SHOPPING CENTER    500-590 CENTER AVE        MARTINEZ             CA    94553
2001-C2   122     7002305       MEDICAL PAVILION                25 HOSPITAL CENTER BLVD   HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION                25 HOSPITAL CENTER BLVD   HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION                25 HOSPITAL CENTER BLVD   HILTON HEAD ISLAND   SC    29926


POOL      LOAN #  PREV. LN #    DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   117     7002921       UCC1-COUNTY              008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   117     7002921       ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   117     7002921       ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   117     7002921       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   117     7002921       ASSIGN OF ASSIG          009          COPY OF RECORDED
2001-C2   117     7002921       UCC1-STATE               008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   117     7002921       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   117     7002921       UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   118     7002275       SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   118     7002275       TITLE POLICY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   118     7002275       ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       ASSIGN OF MTG            008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   118     7002275       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       UCC1-STATE               006          COPY ONLY
2001-C2   118     7002275       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   118     7002275       UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   119     6604714       UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   119     6604714       UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   120     03-0810266    UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   120     03-0810266    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   120     03-0810266    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   120     03-0810266    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   121     12624         ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   121     12624         TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   121     12624         UCC1-COUNTY              006          COPY ONLY
2001-C2   121     12624         ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   121     12624         UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   122     7002305       ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   122     7002305       SECURITY INSTR           009          COPY OF RECORDED
2001-C2   122     7002305       TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.


POOL      LOAN #  PREV. LN #        COMMENTS
2001-C2   117     7002921           SBRC
2001-C2   117     7002921           SBRC/WELLS FARGO
2001-C2   117     7002921           MIDLAND LOAN SERVICES/SBRC
2001-C2   117     7002921           SBRC/WELLS FARGO
2001-C2   117     7002921           MIDLAND LOAN SERVICES/SBRC
2001-C2   117     7002921           SBRC
2001-C2   117     7002921           SBRC/WELLS FARGO
2001-C2   117     7002921           SBRC/WELLS FARGO
2001-C2   118     7002275           SBRC/WELLS FARGO
2001-C2   118     7002275
2001-C2   118     7002275
2001-C2   118     7002275
2001-C2   118     7002275           SBRC/WELLS FARGO
2001-C2   118     7002275           L.J. MELODY & CO./SBRC
2001-C2   118     7002275           SBRC/WELLS FARGO
2001-C2   118     7002275           L.J. MELODY & CO./SBRC
2001-C2   118     7002275           SBRC
2001-C2   118     7002275           SBRC/WELLS FARGO
2001-C2   118     7002275           SBRC/WELLS FARGO
2001-C2   119     6604714           SBRC / WELLS FARGO
2001-C2   119     6604714           SBRC
2001-C2   119     6604714           SBRC / WELLS FARGO
2001-C2   119     6604714           SBRC / WELLS FARGO
2001-C2   119     6604714           SBRC
2001-C2   119     6604714           SBRC / WELLS FARGO
2001-C2   119     6604714           SBRC / WELLS FARGO
2001-C2   120     03-0810266        GCFP/WFB AS TRUSTEE
2001-C2   120     03-0810266        GCFP
2001-C2   120     03-0810266        GCFP/WFB AS TRUSTEE
2001-C2   120     03-0810266        UNEXECUTED COPY IN FILE
2001-C2   120     03-0810266        GCFP/WFB AS TRUSTEE
2001-C2   120     03-0810266        UNEXECUTED COPY IN FILE
2001-C2   120     03-0810266        GCFP
2001-C2   120     03-0810266        GCFP/WFB AS TRUSTEE
2001-C2   120     03-0810266        GCFP/WFB AS TRUSTEE
2001-C2   121     12624             GCFP / WELLS FARGO
2001-C2   121     12624             CONTINENTAL WINGATE/ GCFP
2001-C2   121     12624             PERFORMA NOTES
2001-C2   121     12624             CONTINENTAL WINGATE
2001-C2   121     12624             GCFP / WELLS FARGO
2001-C2   121     12624             CONTINENTAL WINGATE/ GCFP
2001-C2   121     12624             UNEXECUTED COPY IN FILE
2001-C2   121     12624             GCFP / WELLS FARGO
2001-C2   121     12624             CONTINENTAL WINGATE / GCFP
2001-C2   121     12624             CONTINENTAL WINGATE
2001-C2   121     12624             GCFP / WELLS FARGO
2001-C2   121     12624             CONTINENTAL WINGATE/ GCFP
2001-C2   121     12624             GCFP / WELLS FARGO
2001-C2   121     12624             CONTINENTAL WINGATE/ GCFP
2001-C2   122     7002305           SBRC/ WELLS FARGO
2001-C2   122     7002305
2001-C2   122     7002305

POOL      LOAN #  PREV. LN #    NAME                           ADDRESS                   CITY                 ST    ZIP
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   122     7002305       MEDICAL PAVILION              25 HOSPITAL CENTER BLVD    HILTON HEAD ISLAND   SC    29926
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   123     00-00000768   SPRING CREEK APTS             2850 BONANZA RD            LAS VEGAS            NV    89101
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   124     12342         RAYMOUR & FLANIGAN PLAZA      50 HALE RD                 MANCHESTER           CT    06040
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   125     03-0810281    CULVER CITY SELF STORAGE      9930 JEFFERSON BLVD        CULVER CITY          CA    90232
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE     RANCHO CUCAMONGA     CA    91701

POOL      LOAN #  PREV. LN #    DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   122     7002305       ASSGN OF LEASES          009          COPY OF RECORDED
2001-C2   122     7002305       ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   122     7002305       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   122     7002305       UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   122     7002305       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   122     7002305       UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   123     00-00000768   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   123     00-00000768   SECURITY INSTR           006          COPY ONLY
2001-C2   123     00-00000768   TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   123     00-00000768   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   123     00-00000768   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   123     00-00000768   UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   123     00-00000768   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   123     00-00000768   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   124     12342         ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   124     12342         SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   124     12342         TITLE POLICY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   124     12342         ASSGN OF LEASES          119          LEGAL DESCRIPTION IS MISSING
2001-C2   124     12342         UCC1-COUNTY              006          COPY ONLY
2001-C2   124     12342         ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         UCC1-STATE               006          COPY ONLY
2001-C2   124     12342         UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   124     12342         UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   125     03-0810281    SECURITY INSTR           002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   125     03-0810281    TITLE POLICY             007          DOCUMENT RECEIVED BUT NOT YET REVIEWED
2001-C2   125     03-0810281    ASSGN OF LEASES          002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   125     03-0810281    UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   125     03-0810281    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   125     03-0810281    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   126     7002298       UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   126     7002298       UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #          COMMENTS
2001-C2   122     7002305
2001-C2   122     7002305              SBRC/ WELLS FARGO
2001-C2   122     7002305              SBRC/ WELLS FARGO
2001-C2   122     7002305              SBRC
2001-C2   122     7002305              SBRC/ WELLS FARGO
2001-C2   122     7002305              SBRC/ WELLS FARGO
2001-C2   123     00-00000768          AMCC/ WELLS FARGO
2001-C2   123     00-00000768
2001-C2   123     00-00000768          PROFORMA
2001-C2   123     00-00000768
2001-C2   123     00-00000768          AMCC/ WELLS FARGO
2001-C2   123     00-00000768
2001-C2   123     00-00000768          AMCC/ WELLS FARGO
2001-C2   123     00-00000768          AMCC/ WELLS FARGO
2001-C2   124     12342                GCFP/ WELLS FARGO
2001-C2   124     12342                CONTINENTAL WINGATE/ GCFP
2001-C2   124     12342
2001-C2   124     12342
2001-C2   124     12342
2001-C2   124     12342
2001-C2   124     12342                CONTINENTAL WINGATE
2001-C2   124     12342                GCFP/ WELLS FARGO
2001-C2   124     12342                CONTINENTAL WINGATE / GCFP
2001-C2   124     12342                UNEXECUTED COPY IN FILE
2001-C2   124     12342                GCFP/ WELLS FARGO
2001-C2   124     12342                CONTINENTAL WINGATE / GCFP
2001-C2   124     12342                UNEXECUTED COPY IN FILE
2001-C2   124     12342                CONTINENTAL WINGATE
2001-C2   124     12342                GCFP/ WELLS FARGO
2001-C2   124     12342                CONTINENTAL WINGATE / GCFP
2001-C2   124     12342                GCFP / WELLS FARGO
2001-C2   124     12342                CONTINENTAL WINGATE / GCFP
2001-C2   125     03-0810281           GCFP / WELLS FARGO
2001-C2   125     03-0810281
2001-C2   125     03-0810281
2001-C2   125     03-0810281
2001-C2   125     03-0810281           GCFP
2001-C2   125     03-0810281           GCFP/ WELLS FARGO
2001-C2   125     03-0810281           UNEXECUTED COPY IN FILE
2001-C2   125     03-0810281           GCFP/ WELLS FARGO
2001-C2   125     03-0810281           UNEXECUTED COPY IN FILE
2001-C2   125     03-0810281           GCFP
2001-C2   125     03-0810281           GCFP / WELLS FARGO
2001-C2   125     03-0810281           GCFP/ WELLS FARGO
2001-C2   126     7002298              SBRC / WELLS FARGO
2001-C2   126     7002298              SBRC
2001-C2   126     7002298              SBRC / WELLS FARGO
2001-C2   126     7002298              SBRC / WELLS FARGO
2001-C2   126     7002298              MIDLAND LOAN SERVICES / SBRC
2001-C2   126     7002298              MIDLAND / SBRC
2001-C2   126     7002298              SBRC / WELLS FARGO
2001-C2   126     7002298              MIDLAND / SBRC

POOL      LOAN #  PREV. LN #    NAME                           ADDRESS                          CITY                 ST    ZIP
2001-C2   126     7002298       CENTRAL PARK PLAZA            7319-7379 MILLIKEN AVE            RANCHO CUCAMONGA     CA    91701
2001-C2   127     7002815       JOESLER VILLAGE               1745-7865 E RIVER RD              TUCSON               AZ    85718
2001-C2   127     7002815       JOESLER VILLAGE               1745-7865 E RIVER RD              TUCSON               AZ    85718
2001-C2   127     7002815       JOESLER VILLAGE               1745-7865 E RIVER RD              TUCSON               AZ    85718
2001-C2   127     7002815       JOESLER VILLAGE               1745-7865 E RIVER RD              TUCSON               AZ    85718
2001-C2   127     7002815       JOESLER VILLAGE               1745-7865 E RIVER RD              TUCSON               AZ    85718
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   128                   EUCLID BUSINESS CENTER        14351-14371 EUCLID 10742-10862    GARDEN GROVE         CA    92843
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   129     03-0810311    4300 SPRINT BLVD              4300 SPRINT BLVD NE               RIO RANCHO           NM    87124
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   130     7001198       N CAROLL SHOPPING CENTER      2320 HANOVER PIKE                 HAMPSTEAD            MD    21074
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   131     7002917       REDWOOD BUSINESS PARK         5341 OLD REDWOOD HWY              PETALUMA             CA    94954
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                102-230 COCHRANE RD               MORGAN HILL          CA    95037

POOL      LOAN #  PREV. LN #   DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   126     7002298      UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   127     7002815      ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   127     7002815      ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   127     7002815      ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   127     7002815      UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   127     7002815      UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   128                  ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   128                  ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   128                  ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   128                  ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   128                  UCC1-STATE               006          COPY ONLY
2001-C2   128                  UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   128                  UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   129     03-0810311   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   129     03-0810311   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   130     7001198      ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   130     7001198      SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   130     7001198      TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   130     7001198      ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   130     7001198      UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   130     7001198      UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   131     7002917      TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   131     7002917      UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      UCC1-STATE               009          COPY OF RECORDED
2001-C2   131     7002917      UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   131     7002917      UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   132     03-0810263   UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   132     03-0810263   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263   UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #         COMMENTS
2001-C2   126     7002298            SBRC / WELLS FARGO
2001-C2   127     7002815            SBRC/WELLS FARGO
2001-C2   127     7002815            SBRC/WELLS FARGO
2001-C2   127     7002815            SBRC/WELLS FARGO
2001-C2   127     7002815            SBRC/WELLS FARGO
2001-C2   127     7002815            SBRC/WELLS FARGO
2001-C2   128                        GCFP / WELLS FARGO
2001-C2   128                        GCFP/ WELLS FARGO
2001-C2   128                        UNEXECUTED COPY IN FILE
2001-C2   128                        GCFP/ WELLS FARGO
2001-C2   128
2001-C2   128                        GCFP/ WELLS FARGO
2001-C2   128                        GCFP/ WELLS FARGO
2001-C2   129     03-0810311         GREENWICH/ WELLS FARGO
2001-C2   129     03-0810311
2001-C2   129     03-0810311         GCFP / WELLS FARGO
2001-C2   129     03-0810311         UNEXECUTED COPY IN FILE
2001-C2   129     03-0810311         GCFP/ WELLS FARGO
2001-C2   129     03-0810311         GCFP/ WELLS FARGO
2001-C2   129     03-0810311         GCFP/ WELLS FARGO
2001-C2   130     7001198
2001-C2   130     7001198            HM MALL/SBRC
2001-C2   130     7001198
2001-C2   130     7001198
2001-C2   130     7001198
2001-C2   130     7001198            HM MALL/SBRC
2001-C2   130     7001198            SBRC/WELLS FARGO
2001-C2   130     7001198            UNEXCUTED COPY IN FILE
2001-C2   130     7001198            HM MALL/SBRC
2001-C2   130     7001198            SBRC/WELLS FARGO
2001-C2   130     7001198            HM MALL/SBRC
2001-C2   130     7001198            HM MALL/SBRC
2001-C2   130     7001198            SBRC/WELLS FARGO
2001-C2   130     7001198            SBRC/WELLS FARGO
2001-C2   131     7002917            SBRC  / WELLS FARGO
2001-C2   131     7002917
2001-C2   131     7002917            SBRC
2001-C2   131     7002917            SBRC / WELLS FARGO
2001-C2   131     7002917            SBRC / WELLS FARGO
2001-C2   131     7002917            L.J. MELODY / SBRC
2001-C2   131     7002917            SBRC
2001-C2   131     7002917            L.J. MELODY / SBRC
2001-C2   131     7002917            SBRC / WELLS FARGO
2001-C2   131     7002917            L.J. MELODY / SBRC
2001-C2   131     7002917            SBRC / WELLS FARGO
2001-C2   132     03-0810263         GCFP/WFB AS TRUSTEE
2001-C2   132     03-0810263         GCFP
2001-C2   132     03-0810263         GCFP/WFB AS TRUSTEE
2001-C2   132     03-0810263         UNEXECUTED COPY IN FILE
2001-C2   132     03-0810263         GCFP/WFB AS TRUSTEE
2001-C2   132     03-0810263         UNEXECUTED COPY IN FILE
2001-C2   132     03-0810263         GCFP

POOL      LOAN #  PREV. LN #    NAME                             ADDRESS                 CITY                 ST    ZIP
2001-C2   132     03-0810263    COCHRANE PLAZA                   102-230 COCHRANE RD     MORGAN HILL           CA    95037
2001-C2   132     03-0810263    COCHRANE PLAZA                   102-230 COCHRANE RD     MORGAN HILL           CA    95037
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   133     03-0810279    LOWE'S HOME IMPROVEMENT          1717 FREEWAY DR         MOUNT VERNON          WA    98273
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   134     11663         MILLENNIUM II OFFICE BLDG        6501 CONGRESS AVE       BOCA RATON            FL    33487
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   135     7002301       ALTA LOMA SQUARE                 8710-8798 19TH ST       RANCHO CUCAMONGA      CA    91701
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   136     7001963       REMINGTON PLACE / WINSLOW GLEN   4748 NW 23RD            OKLAHOMA CITY         OK    73101
2001-C2   137     03-0812752    SHADOW LAKES APTS                500 SHADOW LAKES BLVD   ORMOND BEACH          FL    32174
2001-C2   137     03-0812752    SHADOW LAKES APTS                500 SHADOW LAKES BLVD   ORMOND BEACH          FL    32174
2001-C2   137     03-0812752    SHADOW LAKES APTS                500 SHADOW LAKES BLVD   ORMOND BEACH          FL    32174

POOL      LOAN #  PREV. LN #     DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   132     03-0810263     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   132     03-0810263     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   133     03-0810279     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   133     03-0810279     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   133     03-0810279     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   134     11663          ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   134     11663          SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   134     11663          TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   134     11663          ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   134     11663          UCC1-COUNTY              006          COPY ONLY
2001-C2   134     11663          ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          UCC1-STATE               006          COPY ONLY
2001-C2   134     11663          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   134     11663          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   135     7002301        UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        UCC1-STATE               009          COPY OF RECORDED
2001-C2   135     7002301        UCC1-STATE               009          COPY OF RECORDED
2001-C2   135     7002301        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   135     7002301        UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   136     7001963        SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   136     7001963        TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   136     7001963        UCC1-COUNTY              006          COPY ONLY
2001-C2   136     7001963        ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        ASSIGN OF MTG            008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   136     7001963        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   136     7001963        UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   137     03-0812752     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   137     03-0812752     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   137     03-0812752     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #     COMMENTS
2001-C2   132     03-0810263     GCFP/WFB AS TRUSTEE
2001-C2   132     03-0810263     GCFP/WFB AS TRUSTEE
2001-C2   133     03-0810279     GCFP/WFB AS TRUSTEE
2001-C2   133     03-0810279     GCFP/WFB AS TRUSTEE
2001-C2   133     03-0810279     UNEXECUTED COPY IN FILE
2001-C2   133     03-0810279     GCFP/WFB AS TRUSTEE
2001-C2   133     03-0810279     UNEXECUTED COPY IN FILE
2001-C2   133     03-0810279     GCFP
2001-C2   133     03-0810279     GCFP/WFB AS TRUSTEE
2001-C2   133     03-0810279     GCFP/WFB AS TRUSTEE
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   134     11663          CONTINENTAL WINGATE/GCFP
2001-C2   134     11663
2001-C2   134     11663
2001-C2   134     11663
2001-C2   134     11663          CONTINETAL WINGATE
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   134     11663          CONTINENTAL WINGATE/GCFP
2001-C2   134     11663          UNEXECUTED COPY IN FILE
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   134     11663          CONTINETAL WINGATE
2001-C2   134     11663          CONTINTAL WINGATE/GCFP
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   134     11663          CONTINENTAL WINGATE/GCFP
2001-C2   134     11663          GCFP/WFB AS TRUSTEE
2001-C2   135     7002301        SBRC / WELLS FARGO
2001-C2   135     7002301        MIDLAND / SBRC
2001-C2   135     7002301        SBRC / WELLS FARGO
2001-C2   135     7002301        SBRC / WELLS FARGO
2001-C2   135     7002301        SBRC / WELLS FARGO
2001-C2   135     7002301        L.J.MELODY / SBRC
2001-C2   135     7002301        MIDLAND LOAN / SBRC
2001-C2   135     7002301        SBRC / WELLS FARGO
2001-C2   135     7002301        SBCR
2001-C2   135     7002301        SBRC
2001-C2   136     7001963        SBRC / WELLS FARGO
2001-C2   136     7001963        LEGAL DESCRIPTION COVERS BOTH PROPERITIES
2001-C2   136     7001963
2001-C2   136     7001963        SBRC
2001-C2   136     7001963        SBRC /
2001-C2   136     7001963        L.J. MELODY  / SBRC
2001-C2   136     7001963        SBRC / WELLS FARGO
2001-C2   136     7001963        L.J. MELODY / SBRC
2001-C2   136     7001963        SBRC
2001-C2   136     7001963        L.J. MELODY / SBRC
2001-C2   136     7001963        SBRC / WELLS FARGO
2001-C2   136     7001963        L.J. MELODY / SBRC
2001-C2   136     7001963        SBRC / WELLS FARGO
2001-C2   137     03-0812752     RAIT CAPITAL/GCFP
2001-C2   137     03-0812752     GCFP/WFB AS TRUSTEE
2001-C2   137     03-0812752     GCFP/WFB AS TRUSTEE

POOL      LOAN #  PREV. LN #    NAME                        ADDRESS                 CITY          ST    ZIP     DOCUMENT
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   ASSIGN OF MTG
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   ASSIGN OF MTG
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   ASSIGN OF ASSIG
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   ASSIGN OF ASSIG
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   ASSIGN OF ASSIG
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   UCC1-STATE
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   UCC3-COUNTY
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   UCC3-COUNTY
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   UCC3-STATE
2001-C2   137     03-0812752    SHADOW LAKES APTS           500 SHADOW LAKES BLVD   ORMOND BEACH  FL    32174   UCC3-STATE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ORIG NOTE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ORIG NOTE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ORIG NOTE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   SECURITY INSTR
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   TITLE POLICY
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSGN OF LEASES
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC1-COUNTY
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSG TO TRUSTEE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSIGN OF MTG
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSIGN OF MTG
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSIGN OF ASSIG
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSIGN OF ASSIG
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   ASSIGN OF ASSIG
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC1-STATE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC3-COUNTY
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC3-COUNTY
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC3-STATE
2001-C2   138     12172         MEDICAL CENTER WEST         5700 W GENESEE ST       CAMILLUS      NY    13031   UCC3-STATE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ORIG NOTE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   SECURITY INSTR
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   TITLE POLICY
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSGN OF LEASES
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC1-COUNTY
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSG TO TRUSTEE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSG TO TRUSTEE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSIGN OF MTG
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSIGN OF ASSIG
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSIGN OF ASSIG
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   ASSIGN OF ASSIG
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC1-STATE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC3-COUNTY
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC3-COUNTY
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC3-STATE
2001-C2   139     03-0812753    WILLOW GROVE OFFICE MEWS    2300 COMPUTER AVE       WILLOW GROVE  PA    19090   UCC3-STATE
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   ORIG NOTE
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   TITLE POLICY
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   UCC1-COUNTY
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   ASSG TO TRUSTEE
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   ASSIGN OF ASSIG
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   UCC1-STATE
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   UCC3-COUNTY
2001-C2   140     010-00000720  AGILENT TECHNOLOGIES BLDG   4238 SW RESEARCH WAY    CORVALLIS     OR    97333   UCC3-STATE

POOL     LOAN #  PREV. LN #    EXC CODE  EXCEPTION                                            COMMENTS
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     RAIT CAPITAL/GCFP
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     RAIT CAPITAL/GCFP
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  137     03-0812752    006       COPY ONLY                                            RAIT CAPITAL
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     RAIT CAPITAL/GCFP
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     RAIT CAPITAL/GCFP
2001-C2  137     03-0812752    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  138     12172         338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         CONTINENTAL WINGATE / GCFP
2001-C2  138     12172         113       DOCUMENT DATE IS MISSING                             MISSING DAY   READS  SEPTEMBER   ,2001
2001-C2  138     12172         331       ENDORSEMENT IS MISSING                               GCFP/ WELLS FARGO
2001-C2  138     12172         008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  138     12172         568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.  SPECIMEN
2001-C2  138     12172         008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  138     12172         006       COPY ONLY                                            CONTINENTAL WINGATE
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/ WELLS FARGO
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     CONTINENTAL WINGATE/ GCFP
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     CONTINENTAL WINGATE/ GCFP
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  138     12172         006       COPY ONLY                                            CONTINENTAL WINGATE
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     CONTINENTAL WINGATE/ GCFP
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     CONTINENTAL WINGATE/ GCFP
2001-C2  138     12172         001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  139     03-0812753    338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         GCFP/WFB AS TRUSTEE
2001-C2  139     03-0812753    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  139     03-0812753    568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  139     03-0812753    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  139     03-0812753    006       COPY ONLY                                            RAIT CAPITAL
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  139     03-0812753    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED               RAIT CAPITAL/GCFP
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  139     03-0812753    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED               RAIT CAPITAL/GCFP
2001-C2  139     03-0812753    006       COPY ONLY                                            RAIT CAPITAL
2001-C2  139     03-0812753    006       COPY ONLY                                            RAIT CAPITAL/GCFP
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  139     03-0812753    006       COPY ONLY                                            RAIT CAPITAL/GCFP
2001-C2  139     03-0812753    001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/WFB AS TRUSTEE
2001-C2  140     010-00000720  331       ENDORSEMENT IS MISSING                               AMCC/WELLS FARGO
2001-C2  140     010-00000720  568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  140     010-00000720  001       REQUIRED DOCUMENT IS NOT IN FILE                     AMCC
2001-C2  140     010-00000720  001       REQUIRED DOCUMENT IS NOT IN FILE                     AMCC/WELLS FARGO
2001-C2  140     010-00000720  001       REQUIRED DOCUMENT IS NOT IN FILE                     AMCC/WELLS FARGO
2001-C2  140     010-00000720  006       COPY ONLY                                            AMCC
2001-C2  140     010-00000720  001       REQUIRED DOCUMENT IS NOT IN FILE                     AMCC/WELLS FARGO
2001-C2  140     010-00000720  001       REQUIRED DOCUMENT IS NOT IN FILE                     AMCC/WELLS FARGO

POOL      LOAN #  PREV. LN #    NAME                     ADDRESS                  CITY          ST    ZIP     DOCUMENT
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   ORIG NOTE
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   UCC1-COUNTY
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   UCC1-COUNTY
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   ASSG TO TRUSTEE
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   ASSIGN OF ASSIG
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   ASSIGN OF ASSIG
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   UCC2-STATE
2001-C2   141     7001995       CORNELIUS APARTMENTS     306 BLANCHARD ST         SEATTLE       WA    98121   UCC2-STATE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ORIG NOTE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ORIG NOTE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   SECURITY INSTR
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   TITLE POLICY
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ASSGN OF LEASES
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   UCC1-COUNTY
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ASSG TO TRUSTEE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ASSG TO TRUSTEE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ASSIGN OF ASSIG
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   ASSIGN OF ASSIG
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   UCC1-STATE
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   UCC3-COUNTY
2001-C2   142     03-0812074    CONTINENTAL 95 FUNDING   1698 VIERLING DR         SHAKOPEE      MN    55379   UCC3-STATE
2001-C2   143     7001304       SARNO BUSINESS COMPLEX   1020-2260 SAMO RD        MELBOURNE     FL    32935   ORIG NOTE
2001-C2   143     7001304       SARNO BUSINESS COMPLEX   1020-2260 SAMO RD        MELBOURNE     FL    32935   SECURITY INSTR
2001-C2   143     7001304       SARNO BUSINESS COMPLEX   1020-2260 SAMO RD        MELBOURNE     FL    32935   TITLE POLICY
2001-C2   143     7001304       SARNO BUSINESS COMPLEX   1020-2260 SAMO RD        MELBOURNE     FL    32935   ASSGN ISSUR
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ORIG NOTE
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   SECURITY INSTR
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   TITLE POLICY
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSGN OF LEASES
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC1-COUNTY
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSG TO TRUSTEE
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSG TO TRUSTEE
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSIGN OF MTG
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSIGN OF ASSIG
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSIGN OF ASSIG
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   ASSIGN OF ASSIG
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC1-STATE
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC3-COUNTY
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC3-COUNTY
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC3-STATE
2001-C2   144     03-0812754    CHERRY HILL OFFICE MEWS  1930-36 RT 70 EAST       CHERRY HILL   NJ    08003   UCC3-STATE
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   ORIG NOTE
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   SECURITY INSTR
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   SECURITY INSTR
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   TITLE POLICY
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   ASSGN OF LEASES
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   UCC1-COUNTY
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   ASSG TO TRUSTEE
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   ASSIGN OF ASSIG
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   UCC1-STATE
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   UCC3-COUNTY
2001-C2   145     4010669       MJ OCALA HILTON          3600 SOUTHWEST 36TH AVE  OCALA         FL    34474   UCC3-STATE

POOL      LOAN #  PREV. LN #   EXC CODE   EXCEPTION
2001-C2   141     7001995      331        ENDORSEMENT IS MISSING
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   141     7001995      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   142     03-0812074   338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   142     03-0812074   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   142     03-0812074   568        A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   142     03-0812074   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   142     03-0812074   006        COPY ONLY
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   006        COPY ONLY
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   142     03-0812074   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   143     7001304      000        .
2001-C2   143     7001304      000        .
2001-C2   143     7001304      000        .
2001-C2   143     7001304      000        .
2001-C2   144     03-0812754   338        NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   144     03-0812754   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   144     03-0812754   568        A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   144     03-0812754   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   144     03-0812754   006        COPY ONLY
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   144     03-0812754   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   144     03-0812754   008        ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   144     03-0812754   006        COPY ONLY
2001-C2   144     03-0812754   006        COPY ONLY
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   144     03-0812754   006        COPY ONLY
2001-C2   144     03-0812754   001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   145     4010669      001        REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN         COMMENTS
2001-C2   141     7001995          TRIADDEVELOPMENT / SBRC
2001-C2   141     7001995          L.J. MELODY / SBRC
2001-C2   141     7001995          SBRC / WELLS FARGO
2001-C2   141     7001995          SBRC / WELLS FARGO
2001-C2   141     7001995          SBRC / WELLS FARGO
2001-C2   141     7001995          L.J. MELODY / SBRC
2001-C2   141     7001995          L.J.MELODY / SBRC
2001-C2   141     7001995          SBRC / WELLS FARGO
2001-C2   142     03-081207        GREENWICH/WELLS FARGO
2001-C2   142     03-081207        ALLONGE IS MISSING DATE
2001-C2   142     03-081207
2001-C2   142     03-081207
2001-C2   142     03-081207
2001-C2   142     03-081207        GREENWICH
2001-C2   142     03-081207        GREENWICH/WELLS FARGO
2001-C2   142     03-081207        UNEXECUTED COPY IN FILE
2001-C2   142     03-081207        GREENWICH/WELLS FARGO
2001-C2   142     03-081207        UNEXECUTED COPY IN FILE
2001-C2   142     03-081207        GREENWICH
2001-C2   142     03-081207        WELLS FARGO
2001-C2   142     03-081207        WELLS FARGO
2001-C2   143     7001304
2001-C2   143     7001304
2001-C2   143     7001304
2001-C2   143     7001304
2001-C2   144     03-081275        GCFP/WFB AS TRUSTEE
2001-C2   144     03-081275
2001-C2   144     03-081275
2001-C2   144     03-081275
2001-C2   144     03-081275        RAIT CAPITAL
2001-C2   144     03-081275        GCFP/WFB AS TRUSTEE
2001-C2   144     03-081275        UNEXECUTED COPY IN FILE
2001-C2   144     03-081275        RAIT CAPITAL/GCFP
2001-C2   144     03-081275        GCFP/WFB AS TRUSTEE
2001-C2   144     03-081275        UNEXECUTED COPY IN FILE
2001-C2   144     03-081275        RAIT CAPITAL/GCFP
2001-C2   144     03-081275        RAIT CAPITAL
2001-C2   144     03-081275        RAIT CAPITAL/GCFP
2001-C2   144     03-081275        GCFP/WFB AS TRUSTEE
2001-C2   144     03-081275        RAIT CAPITAL/GCFP
2001-C2   144     03-081275        GCFP/WFB AS TRUSTEE
2001-C2   145     4010669          HAVE AMENDED AND RESTATED AND RENEWAL PROMISSORY NOTE  'A'
2001-C2   145     4010669          HAVE COPY OF SECOND MODIFICATION OF MORTGAGE AND OTHER
2001-C2   145     4010669          LOAN DOCUMENTS
2001-C2   145     4010669
2001-C2   145     4010669
2001-C2   145     4010669
2001-C2   145     4010669          ALLIED CAPITAL CORP/ WELLS FARGO
2001-C2   145     4010669          ALLIED CAPITAL CORP/ WELLS FARGO
2001-C2   145     4010669
2001-C2   145     4010669          ALLIED CAPITAL CORP/ WELLS FARGO
2001-C2   145     4010669          ALLIED CAPITAL CORP/ WELLS FARGO

POOL      LOAN #  PREV. LN #     NAME                           ADDRESS                  CITY             ST     ZIP
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   146     12261          FREEPORT DISTRIBUTION          4625 N 45TH AVE          PHOENIX          AZ     85031
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   147     010-00000766   PATRICE PLACE INDUSTRIAL       530-550 PATRICE PLACE    GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   148     010-0000749    FIGUEROA INDUSTRIAL            18093-18239 S FIGUEROA   GARDENA          CA     90248
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   149     11777          5900 SEPULVEDA BLVD OFFICE     5900 SEPULVEDA BLVD      VAN NUYS         CA     91411
2001-C2   150     020-00000071   SUNRISE TRADE CENTER           2690 SUNRISE BLVD        RANCHO CORDOVA   CA     95742
2001-C2   150     020-00000071   SUNRISE TRADE CENTER           2690 SUNRISE BLVD        RANCHO CORDOVA   CA     95742
2001-C2   150     020-00000071   SUNRISE TRADE CENTER           2690 SUNRISE BLVD        RANCHO CORDOVA   CA     95742
2001-C2   150     020-00000071   SUNRISE TRADE CENTER           2690 SUNRISE BLVD        RANCHO CORDOVA   CA     95742
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.   65 ROUTE 36              EATONTOWN        NJ     07724

POOL      LOAN #  PREV. LN #     DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   146     12261          ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   146     12261          ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   146     12261          SECURITY INSTR           006          COPY ONLY
2001-C2   146     12261          TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   146     12261          ASSGN OF LEASES          006          COPY ONLY
2001-C2   146     12261          UCC1-COUNTY              006          COPY ONLY
2001-C2   146     12261          ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          UCC1-STATE               006          COPY ONLY
2001-C2   146     12261          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   146     12261          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   147     010-00000766   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   147     010-00000766   SECURITY INSTR           458          AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   147     010-00000766   TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   147     010-00000766   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   147     010-00000766   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   147     010-00000766   UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   147     010-00000766   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   147     010-00000766   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   148     010-0000749    ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   148     010-0000749    SECURITY INSTR           458          AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   148     010-0000749    TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   148     010-0000749    UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   148     010-0000749    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   148     010-0000749    UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   148     010-0000749    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   148     010-0000749    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   149     11777          ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   149     11777          TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   149     11777          UCC1-COUNTY              006          COPY ONLY
2001-C2   149     11777          ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   149     11777          UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   150     020-00000071   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   150     020-00000071   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   150     020-00000071   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   150     020-00000071   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   151     6604590        ORIG NOTE                331          ENDORSEMENT IS MISSING

POOL      LOAN #  PREV. LN #       COMMENTS
2001-C2   146     12261            CONTINENTAL WINGATE/ GCFP
2001-C2   146     12261            GCFP / WELLS FARGO
2001-C2   146     12261
2001-C2   146     12261
2001-C2   146     12261
2001-C2   146     12261            CONTINENTAL WINGATE
2001-C2   146     12261            GCRP/ WELLS FARGO
2001-C2   146     12261            CONTINENTAL WINGATE / GCFP
2001-C2   146     12261            UNEXECUTED COPY IN FILE
2001-C2   146     12261            GCFP/ WELLS FARGO
2001-C2   146     12261            CONTINENTAL WINGATE/ GCFP
2001-C2   146     12261            UNEXECUTED COPY IN FILE
2001-C2   146     12261            CONTINENTAL WINGATE
2001-C2   146     12261            GCFP/ WELLS FARGO
2001-C2   146     12261            CONTINENTAL WINGATE/ GCFP
2001-C2   146     12261            CONTINENTAL WINGATE / GCFP
2001-C2   146     12261            GCFP/ WELLS FARGO
2001-C2   147     010-00000766     AMCC/ WELLS FARGO
2001-C2   147     010-00000766
2001-C2   147     010-00000766     PROFORMA
2001-C2   147     010-00000766
2001-C2   147     010-00000766     AMCC/ WELLS FARGO
2001-C2   147     010-00000766
2001-C2   147     010-00000766     AMCC/ WELLS FARGO
2001-C2   147     010-00000766     AMCC/ WELLS FARGO
2001-C2   148     010-0000749      AMCC / WELLS  FARGO
2001-C2   148     010-0000749
2001-C2   148     010-0000749
2001-C2   148     010-0000749
2001-C2   148     010-0000749      AMCC / WELLS  FARGO
2001-C2   148     010-0000749
2001-C2   148     010-0000749      AMCC / WELLS  FARGO
2001-C2   148     010-0000749      AMCC / WELLS  FARGO
2001-C2   149     11777            GCFP/WFB AS TRUSTEE
2001-C2   149     11777            CONTINENTAL WINGATE/GCFP
2001-C2   149     11777
2001-C2   149     11777            CONTINENTAL WINGATE
2001-C2   149     11777            GCFP/WFB AS TRUSTEE
2001-C2   149     11777            CONTINENTAL WINGATE/GCFP
2001-C2   149     11777            UNEXECUTED COPY IN FILE
2001-C2   149     11777            GCFP/WFB AS TRUSTEE
2001-C2   149     11777            CONTINENTAL WINGATE/GCFP
2001-C2   149     11777            UNEXECUTED COPY IN FILE
2001-C2   149     11777            CONTINENTAL WINGATE/GCFP
2001-C2   149     11777            GCFP/WFB AS TRUSTEE
2001-C2   149     11777            CONTINENTAL WINGATE/GCFP
2001-C2   149     11777            GCFP/WFB AS TRUSTEE
2001-C2   150     020-00000071     AMCC/ WELLS FARGO
2001-C2   150     020-00000071     AMCC/ WELLS FARGO
2001-C2   150     020-00000071     AMCC/ WELLS FARGO
2001-C2   150     020-00000071     AMCC/ WELLS FARGO
2001-C2   151     6604590          SBRC/WELLS FARGO

POOL      LOAN #  PREV. LN #     NAME                            ADDRESS                          CITY         ST    ZIP
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   151     6604590        WSG EATONTOWN SHOPPING CENT.    65 ROUTE 36                      EATONTOWN    NJ    07724
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   152     03-0810335     NEXUS AND VALENCIA SHOPPING     9040 & 9050 E VALENCIA           TUCSON       AZ    85747
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   153     7002833        KMART CENTRE                    2330 CREST VIEW DR               HUDSON       WI    54016
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   154     010-00000735   LONGLEY WEST PLAZA              7671,7675,7685,7689 S VIRGINIA   RENO         NV    89511
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   155     03-0810410     PUTNAM STREET REALTY            331-335 PUTNAM AVE & 320-366 R   CAMBRIDGE    MA    02139
2001-C2   156     03-0810275     CHURCHILL VILLAGE APARTMENTS    VARIOUS                          EUGENE       OR    97401

POOL      LOAN #  PREV. LN #     DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   151     6604590        SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   151     6604590        TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   151     6604590        ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   151     6604590        UCC1-COUNTY              008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   151     6604590        ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   151     6604590        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   151     6604590        UCC1-STATE               008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   151     6604590        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   151     6604590        UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   152     03-0810335     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   152     03-0810335     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   153     7002833        SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   153     7002833        TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   153     7002833        ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   153     7002833        UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        ASSIGN OF MTG            008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   153     7002833        ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        ASSIGN OF ASSIG          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   153     7002833        UCC1-STATE               009          COPY OF RECORDED
2001-C2   153     7002833        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        UCC3-STATE               009          COPY OF RECORDED
2001-C2   153     7002833        UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   153     7002833        UCC3-STATE               009          COPY OF RECORDED
2001-C2   153     7002833        UCC3-STATE               009          COPY OF RECORDED
2001-C2   154     010-00000735   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   154     010-00000735   SECURITY INSTR           009          COPY OF RECORDED
2001-C2   154     010-00000735   ASSGN OF LEASES          009          COPY OF RECORDED
2001-C2   154     010-00000735   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   154     010-00000735   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   154     010-00000735   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   154     010-00000735   UCC1-STATE               006          COPY ONLY
2001-C2   154     010-00000735   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   154     010-00000735   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   155     03-0810410     SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   155     03-0810410     TITLE POLICY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   155     03-0810410     UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     UCC1-STATE               006          COPY ONLY
2001-C2   155     03-0810410     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   155     03-0810410     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   156     03-0810275     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME


POOL      LOAN #  PREV. LN #          COMMENTS
2001-C2   151     6604590
2001-C2   151     6604590
2001-C2   151     6604590
2001-C2   151     6604590             SBRC
2001-C2   151     6604590             SBRC/WELLS FARGO
2001-C2   151     6604590             SBRC/WELLS FARGO
2001-C2   151     6604590             SBRC
2001-C2   151     6604590             SBRC/WELLS FARGO
2001-C2   151     6604590             SBRC/WELLS FARGO
2001-C2   152     03-0810335          GCFP/WFB AS TRUSTEE
2001-C2   152     03-0810335          GCFP/WFB AS TRUSTEE
2001-C2   152     03-0810335          UNEXECUTED COPY IN FILE
2001-C2   152     03-0810335          GCFP/WFB AS TRUSTEE
2001-C2   152     03-0810335          UNEXECUTED COPY IN FILE
2001-C2   152     03-0810335          GCFP/WFB AS TRUSTEE
2001-C2   152     03-0810335          GCFP/WFB AS TRUSTEE
2001-C2   153     7002833             SBRC / WELLS FARGO
2001-C2   153     7002833
2001-C2   153     7002833
2001-C2   153     7002833
2001-C2   153     7002833
2001-C2   153     7002833             SBRC / WELLS  FARGO
2001-C2   153     7002833             L.J MELODY / SBRC
2001-C2   153     7002833             SBRC / WELLS  FARGO
2001-C2   153     7002833             L.J MELODY  / SBRC
2001-C2   153     7002833
2001-C2   153     7002833             LJMELODY / SBRC
2001-C2   153     7002833             SBRC / WELLS FARGO
2001-C2   153     7002833             HAVE L.J MELODY / SBRC
2001-C2   153     7002833             SBRC / WELLS  FARGO
2001-C2   153     7002833             MISSING - SBRC / WELLS FARGO
2001-C2   153     7002833             HAVE UCC4
2001-C2   154     010-00000735        AMCC/WELLS FARGO
2001-C2   154     010-00000735        ORIGINAL STAMP
2001-C2   154     010-00000735        ORIGINAL STAMP
2001-C2   154     010-00000735        AMCC
2001-C2   154     010-00000735        AMCC/WELLS FARGO
2001-C2   154     010-00000735        AMCC/WELLS FARGO
2001-C2   154     010-00000735        AMCC
2001-C2   154     010-00000735        AMCC/WELLS FARGO
2001-C2   154     010-00000735        AMCC/WELLS FARGO
2001-C2   155     03-0810410          GREENWICH/WELLS FARGO
2001-C2   155     03-0810410
2001-C2   155     03-0810410
2001-C2   155     03-0810410
2001-C2   155     03-0810410          GREENWICH
2001-C2   155     03-0810410          GREENWICH/WELLS FARGO
2001-C2   155     03-0810410          GREENWICH/WELLS FARGO
2001-C2   155     03-0810410          GREENWICH
2001-C2   155     03-0810410          WELLS FARGO
2001-C2   155     03-0810410          WELLS FARGO
2001-C2   156     03-0810275          GCFP/WFB AS TRUSTEE

POOL     LOAN #  PREV. LN #    NAME                            ADDRESS                    CITY         ST    ZIP     DOCUMENT
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   ASSG TO TRUSTEE
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   ASSG TO TRUSTEE
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   ASSIGN OF ASSIG
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   ASSIGN OF ASSIG
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   UCC1-STATE
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   UCC3-COUNTY
2001-C2  156     03-0810275    CHURCHILL VILLAGE APARTMENTS    VARIOUS                    EUGENE       OR    97401   UCC3-STATE
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   ORIG NOTE
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   ASSG TO TRUSTEE
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   ASSG TO TRUSTEE
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   ASSIGN OF ASSIG
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   ASSIGN OF ASSIG
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   UCC3-COUNTY
2001-C2  157     03-0810285    SIERRA COLLEGE SELF STORAGE     8100 SIERRA COLLEGE BLVD   ROSEVILLE    CA    95661   UCC3-STATE
2001-C2  158     7002282       CANYON CREEK PLAZA              202-348 W CAMPBELL RD      RICHARDSON   TX    75080   ORIG NOTE
2001-C2  158     7002282       CANYON CREEK PLAZA              202-348 W CAMPBELL RD      RICHARDSON   TX    75080   ASSG TO TRUSTEE
2001-C2  158     7002282       CANYON CREEK PLAZA              202-348 W CAMPBELL RD      RICHARDSON   TX    75080   ASSIGN OF ASSIG
2001-C2  158     7002282       CANYON CREEK PLAZA              202-348 W CAMPBELL RD      RICHARDSON   TX    75080   UCC3-COUNTY
2001-C2  159     7001407       1500 DRAGON ST                  1500 DRAGON ST             DALLAS       TX    75207   ORIG NOTE
2001-C2  159     7001407       1500 DRAGON ST                  1500 DRAGON ST             DALLAS       TX    75207   ASSG TO TRUSTEE
2001-C2  159     7001407       1500 DRAGON ST                  1500 DRAGON ST             DALLAS       TX    75207   ASSIGN OF ASSIG
2001-C2  159     7001407       1500 DRAGON ST                  1500 DRAGON ST             DALLAS       TX    75207   UCC3-COUNTY
2001-C2  159     7001407       1500 DRAGON ST                  1500 DRAGON ST             DALLAS       TX    75207   UCC3-STATE
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   ORIG NOTE
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   SECURITY INSTR
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   TITLE POLICY
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   ASSGN OF LEASES
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   UCC1-COUNTY
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   ASSG TO TRUSTEE
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   ASSIGN OF ASSIG
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   UCC1-STATE
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   UCC3-COUNTY
2001-C2  160     03-0810439    D & J REAL ESTATE INVESTMENTS   550 AIRPORT RD             FLETCHER     NC    28732   UCC3-STATE
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   ORIG NOTE
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   SECURITY INSTR
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   TITLE POLICY
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   ASSGN OF LEASES
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   UCC1-COUNTY
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   ASSG TO TRUSTEE
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   ASSIGN OF ASSIG
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   UCC1-STATE
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   UCC3-COUNTY
2001-C2  161     03-0810441    PRINCETON BELVIDERE             26-46 PARK ST              LOWELL       MA    01852   UCC3-STATE
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   ORIG NOTE
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   SECURITY INSTR
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   TITLE POLICY
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   ASSGN OF LEASES
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   UCC1-COUNTY
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   UCC1-COUNTY
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   ASSG TO TRUSTEE
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   ASSIGN OF MTG
2001-C2  162     7002960       VALLEY VIEW MOBILE HOME         1455 ALTURAS ST            FALLBROOK    CA    92028   ASSIGN OF ASSIG

POOL     LOAN #  PREV. LN      EXC CODE     EXCEPTION                                             COMMENTS
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/WFB AS TRUSTEE
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      UNEXECUTED COPY IN FILE
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/WFB AS TRUSTEE
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      UNEXECUTED COPY IN FILE
2001-C2  156     03-081027     002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT      GCFP
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/WFB AS TRUSTEE
2001-C2  156     03-081027     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/WFB AS TRUSTEE
2001-C2  157     03-081028     338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME          GCFP / WELLS FARGO
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/ WELLS FARGO
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      UNEXECUTED COPY IN FILE
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/ WELLS FARGO
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      UNEXECUTED COPY IN FILE
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP/ WELLS FARGO
2001-C2  157     03-081028     001          REQUIRED DOCUMENT IS NOT IN FILE                      GCFP /WELLS FARGO
2001-C2  158     7002282       331          ENDORSEMENT IS MISSING                                SBRC/ WELLS FARGO
2001-C2  158     7002282       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  158     7002282       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  158     7002282       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  159     7001407       331          ENDORSEMENT IS MISSING                                SBRC/ WELLS FARGO
2001-C2  159     7001407       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  159     7001407       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  159     7001407       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  159     7001407       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC/ WELLS FARGO
2001-C2  160     03-081043     331          ENDORSEMENT IS MISSING                                GREENWICH/WELLS FARGO
2001-C2  160     03-081043     008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  160     03-081043     568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  160     03-081043     008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  160     03-081043     006          COPY ONLY                                             GREENWICH
2001-C2  160     03-081043     001          REQUIRED DOCUMENT IS NOT IN FILE                      GREENWICH/WELLS FARGO
2001-C2  160     03-081043     001          REQUIRED DOCUMENT IS NOT IN FILE                      GREENWICH/WELLS FARGO
2001-C2  160     03-081043     006          COPY ONLY                                             GREENWICH
2001-C2  160     03-081043     001          REQUIRED DOCUMENT IS NOT IN FILE                      WELLS FARGO
2001-C2  160     03-081043     001          REQUIRED DOCUMENT IS NOT IN FILE                      WELLS FARGO
2001-C2  161     03-081044     331          ENDORSEMENT IS MISSING                                GREENWICH/WELLS FARGO
2001-C2  161     03-081044     008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  161     03-081044     568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  161     03-081044     008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2  161     03-081044     006          COPY ONLY                                             GREENWICH
2001-C2  161     03-081044     001          REQUIRED DOCUMENT IS NOT IN FILE                      GREENWICH/WELLS FARGO
2001-C2  161     03-081044     001          REQUIRED DOCUMENT IS NOT IN FILE                      GREENWICH/WELLS FARGO
2001-C2  161     03-081044     006          COPY ONLY                                             GREENWICH
2001-C2  161     03-081044     001          REQUIRED DOCUMENT IS NOT IN FILE                      WELLS FARGO
2001-C2  161     03-081044     001          REQUIRED DOCUMENT IS NOT IN FILE                      WELLS FARGO
2001-C2  162     7002960       331          ENDORSEMENT IS MISSING                                SBRC / WELLS FARGO
2001-C2  162     7002960       009          COPY OF RECORDED
2001-C2  162     7002960       568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  162     7002960       009          COPY OF RECORDED
2001-C2  162     7002960       009          COPY OF RECORDED                                      MIDLAND LOAN / SBRC  (HERE)
2001-C2  162     7002960       009          COPY OF RECORDED                                      SBRC / WELLS FARGO (MISSING)
2001-C2  162     7002960       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC / WELLS FARGO
2001-C2  162     7002960       009          COPY OF RECORDED                                      MIDLAND LOAN / SBRC
2001-C2  162     7002960       001          REQUIRED DOCUMENT IS NOT IN FILE                      SBRC / WELLS FARO

POOL      LOAN #  PREV. LN #     NAME                     ADDRESS                       CITY         ST     ZIP     DOCUMENT
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC1-STATE
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC1-STATE
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC3-COUNTY
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC3-COUNTY
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC3-STATE
2001-C2   162     7002960        VALLEY VIEW MOBILE HOME  1455 ALTURAS ST               FALLBROOK    CA     92028   UCC3-STATE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ORIG NOTE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ORIG NOTE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   TITLE POLICY
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC1-COUNTY
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSG TO TRUSTEE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSIGN OF MTG
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSIGN OF MTG
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSIGN OF ASSIG
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSIGN OF ASSIG
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   ASSIGN OF ASSIG
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC1-STATE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC3-COUNTY
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC3-COUNTY
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC3-STATE
2001-C2   163     12104          HOMETOWN SQUARE          651 PALOMAR ST                CHULA VISTA  CA     91911   UCC3-STATE
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   ORIG NOTE
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   ORIG NOTE
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   SECURITY INSTR
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   TITLE POLICY
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   ASSGN OF LEASES
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   ASSG TO TRUSTEE
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   ASSIGN OF ASSIG
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   UCC3-COUNTY
2001-C2   164     03-0810432     ALBEMARLE CROSSING       9010-9030 ALBEMARLE RD        CHARLOTTE    NC     28227   UCC3-STATE
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   ORIG NOTE
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   ORIG NOTE
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   SECURITY INSTR
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   TITLE POLICY
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   ASSGN OF LEASES
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   UCC1-COUNTY
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   ASSG TO TRUSTEE
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   ASSIGN OF ASSIG
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   UCC1-STATE
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   UCC3-COUNTY
2001-C2   165     03-0810431     ALBEMARLE CROSSING III   9010 ALBEMARLE RD             CHARLOTTE    NC     28227   UCC3-STATE
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   ORIG NOTE
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   SECURITY INSTR
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   TITLE POLICY
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   ASSG TO TRUSTEE
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   ASSIGN OF ASSIG
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   UCC3-COUNTY
2001-C2   166     010-00000693   PROMENADE AT TEMECULA    40620 & 40688 WINCHESTER RD   TEMECULA     CA     92591   UCC3-STATE
2001-C2   167     03-0810434     678 MASSACHUSETTS AVE    678 MASSACHUSETTS AVE         CAMBRIDGE    MA     02139   ORIG NOTE
2001-C2   167     03-0810434     678 MASSACHUSETTS AVE    678 MASSACHUSETTS AVE         CAMBRIDGE    MA     02139   SECURITY INSTR
2001-C2   167     03-0810434     678 MASSACHUSETTS AVE    678 MASSACHUSETTS AVE         CAMBRIDGE    MA     02139   TITLE POLICY
2001-C2   167     03-0810434     678 MASSACHUSETTS AVE    678 MASSACHUSETTS AVE         CAMBRIDGE    MA     02139   ASSGN OF LEASES

POOL      LOAN #  PREV. LN #        EXC CODE     EXCEPTION                                              COMMENTS
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       MIDLAND LOAN  /  SBRC
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       SBRC / WELLS FARGO
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       MIDLAND LOAN / SBRC
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       SBRC / WELLS FARGO
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       MIDLAND LOAN / SBRC
2001-C2   162     7002960           001          REQUIRED DOCUMENT IS NOT IN FILE                       SBRC / WELLS FARGO
2001-C2   163     12104             338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME           CONTINENTAL WINGATE/GCFP
2001-C2   163     12104             331          ENDORSEMENT IS MISSING                                 GCFP/WFB AS TRUSTEE
2001-C2   163     12104             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   163     12104             006          COPY ONLY                                              CONTINENTAL WINGATE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       GCFP/WFB AS TRUSTEE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       CONTINENTAL WINGATE/GCFP
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       UNEXECUTED COPY IN FILE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       GCFP/WFB AS TRUSTEE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       CONTINENTAL WINGATE/GCFP
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       UNEXECUTED COPY IN FILE
2001-C2   163     12104             006          COPY ONLY                                              CONTINENTAL WINGATE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       CONTINENTAL WINGATE/GCFP
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       GCFP/WFB AS TRUSTEE
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       CONTINENTAL WINGATE/GCFP
2001-C2   163     12104             001          REQUIRED DOCUMENT IS NOT IN FILE                       GCFP/WFB AS TRUSTEE
2001-C2   164     03-0810432        338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME           WELLS FARGO
2001-C2   164     03-0810432        338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME           ALLONGE MISSING DATE
2001-C2   164     03-0810432        008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   164     03-0810432        568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   164     03-0810432        008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   164     03-0810432        001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   164     03-0810432        001          REQUIRED DOCUMENT IS NOT IN FILE                       UNEXECUTED COPY IN FILE
2001-C2   164     03-0810432        001          REQUIRED DOCUMENT IS NOT IN FILE                       WELLS FARGO
2001-C2   164     03-0810432        001          REQUIRED DOCUMENT IS NOT IN FILE                       WELLS FARGO
2001-C2   165     03-0810431        338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME           GREENWICH/WELLS FARGO
2001-C2   165     03-0810431        338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME           ALLONGE MISSING DATE
2001-C2   165     03-0810431        008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   165     03-0810431        568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   165     03-0810431        008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   165     03-0810431        006          COPY ONLY                                              GREENWICH
2001-C2   165     03-0810431        001          REQUIRED DOCUMENT IS NOT IN FILE                       UNEXECUTED COPY IN FILE
2001-C2   165     03-0810431        001          REQUIRED DOCUMENT IS NOT IN FILE                       UNEXECUTED COPY IN FILE
2001-C2   165     03-0810431        006          COPY ONLY                                              GREENWICH
2001-C2   165     03-0810431        001          REQUIRED DOCUMENT IS NOT IN FILE                       WELLS FARGO
2001-C2   165     03-0810431        001          REQUIRED DOCUMENT IS NOT IN FILE                       WELLS FARGO
2001-C2   166     010-00000693      331          ENDORSEMENT IS MISSING                                 AMCC/WELLS FARGO
2001-C2   166     010-00000693      458          AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   166     010-00000693      568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   166     010-00000693      001          REQUIRED DOCUMENT IS NOT IN FILE                       AMCC/WELLS FARGO
2001-C2   166     010-00000693      001          REQUIRED DOCUMENT IS NOT IN FILE                       AMCC/WELLS FARGO
2001-C2   166     010-00000693      001          REQUIRED DOCUMENT IS NOT IN FILE                       AMCC/WELLS FARGO
2001-C2   166     010-00000693      001          REQUIRED DOCUMENT IS NOT IN FILE                       AMCC/WELLS FARGO
2001-C2   167     03-0810434        331          ENDORSEMENT IS MISSING                                 GREENWICH/WELLS FARGO
2001-C2   167     03-0810434        002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   167     03-0810434        568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   167     03-0810434        002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT

POOL      LOAN #  PREV. LN #    NAME                        ADDRESS                          CITY            ST    ZIP
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   167     03-0810434    678 MASSACHUSETTS AVE       678 MASSACHUSETTS AVE            CAMBRIDGE       MA    02139
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   168                   PALOMAR COMMERCE CENTER     657-681 PALOMAR STREET           CHULA VISTA     CA    91911
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   169                   LANDMARK PLAZA              5417 BAY ROAD                    SAGINAW         MI    48604
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   170                   LAKE JACKSON TRADING POST   3811 NORTH MONROE STREET         TALLAHASSEE     FL    32303
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   171     03-0812047    FIRST GENESEE               7186-7224 NORTH SAGINAW STREET   MOUNT MORRIS    MI    48458
2001-C2   172                   DURANGO MINI-STORAGE        920 SOUTH DURANGO DRIVE          LAS VEGAS       NV    89145

POOL      LOAN #  PREV. LN #    DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   167     03-0810434    UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   167     03-0810434    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   167     03-0810434    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   167     03-0810434    UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   167     03-0810434    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   167     03-0810434    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   168                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   168                   TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   168                   UCC1-COUNTY              006          COPY ONLY
2001-C2   168                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   UCC1-STATE               006          COPY ONLY
2001-C2   168                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   168                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   169                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   169                   SECURITY INSTR           009          COPY OF RECORDED
2001-C2   169                   TITLE POLICY             006          COPY ONLY
2001-C2   169                   TITLE POLICY             516          RECORDING INFORMATION IS MISSING
2001-C2   169                   ASSGN OF LEASES          009          COPY OF RECORDED
2001-C2   169                   UCC1-COUNTY              009          COPY OF RECORDED
2001-C2   169                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   169                   ASSIGN OF MTG            006          COPY ONLY
2001-C2   169                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   169                   ASSIGN OF ASSIG          006          COPY ONLY
2001-C2   169                   UCC1-STATE               006          COPY ONLY
2001-C2   169                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   169                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   170                   SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   170                   TITLE POLICY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   170                   UCC1-COUNTY              009          COPY OF RECORDED
2001-C2   170                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   ASSIGN OF MTG            008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   170                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   UCC1-STATE               009          COPY OF RECORDED
2001-C2   170                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   170                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   171     03-0812047    ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   171     03-0812047    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   171     03-0812047    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   171     03-0812047    UCC1-STATE               006          COPY ONLY
2001-C2   171     03-0812047    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   171     03-0812047    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME


POOL      LOAN #  PREV. LN #            COMMENTS
2001-C2   167     03-0810434
2001-C2   167     03-0810434            GREENWICH/WELLS FARGO
2001-C2   167     03-0810434            GREENWICH/WELLS FARGO
2001-C2   167     03-0810434
2001-C2   167     03-0810434
2001-C2   167     03-0810434            WELLS FARGO
2001-C2   168                           GCFP / WELLS FARGO
2001-C2   168                           CONTINENTAL WINGATE / GCFP
2001-C2   168                           PROFORMA
2001-C2   168                           CONTINENTAL WINGATE
2001-C2   168                           GCFP/ WELLS FARGO
2001-C2   168                           CONTINENTAL WINGATE / GCFP
2001-C2   168                           UNEXECUTED COPY IN FILE
2001-C2   168                           GCFP/ WELLS FARGO
2001-C2   168                           CONTINENTAL WINGATE / GCFP
2001-C2   168                           CONTINENTAL WINGATE
2001-C2   168                           GCFP/ WELLS FARGO
2001-C2   168                           CONTINENTAL WINGATE/ GCFP
2001-C2   168                           CONTINENTAL WINGATE / GCFP
2001-C2   168                           GCFP/ WELLS FARGO
2001-C2   169                           SBRC/WELLS FARGO
2001-C2   169
2001-C2   169
2001-C2   169
2001-C2   169
2001-C2   169                           SBRC
2001-C2   169                           SBRC/WELLS FARGO
2001-C2   169                           MIDLAND LOAN SERVICE/SBRC
2001-C2   169                           SBRC/WELLS FARGO
2001-C2   169                           MIDLAND LOAN SERVICE/SBRC
2001-C2   169                           SBRC
2001-C2   169                           SBRC/WELLS FARGO
2001-C2   169                           SBRC/WELLS FARGO
2001-C2   170                           SBRC/WELLS FARGO
2001-C2   170
2001-C2   170
2001-C2   170
2001-C2   170                           SBRC
2001-C2   170                           SBRC/WELLS FARGO
2001-C2   170                           L.J. MELDOY & CO./SBRC
2001-C2   170                           SBRC/WELLS FARGO
2001-C2   170                           L.J. MELODY & CO./SBRC
2001-C2   170                           SBRC
2001-C2   170                           SBRC/WELLS FARGO
2001-C2   170                           SBRC/WELLS FARGO
2001-C2   171     03-0812047            GREENWICH/WELLS FARGO
2001-C2   171     03-0812047            GREENWICH/WELLS FARGO
2001-C2   171     03-0812047            GREENWICH/WELLS FARGO
2001-C2   171     03-0812047            GREENWICH
2001-C2   171     03-0812047            WELLS FARGO
2001-C2   171     03-0812047            WELLS FARGO
2001-C2   172                           CONTINENTAL WINGATE/ GCFP

POOL      LOAN #  PREV. LN #    NAME                             ADDRESS                      CITY              ST    ZIP
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   172                   DURANGO MINI-STORAGE             920 SOUTH DURANGO DRIVE      LAS VEGAS         NV    89145
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   173                   VIA VERDE PLAZA                  1108-1152                    SAN DIMAS         CA    91773
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   174                   NORTHLAKE QUADRANGLE             2200 NORTHLAKE PARKWAY       TUCKER            GA    30084
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   175                   550-560 SUTTER STREET            550-560 SUTTER STREET        SAN FRANCISCO     CA    94102
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   176                   ALISO VIEJO TOWN CENTER BUILDI   26731 ALISO CREEK ROAD       ALISO VIEJO       CA    92656
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE     415 SOUTH FEDERAL HIGHWAY    DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE     415 SOUTH FEDERAL HIGHWAY    DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE     415 SOUTH FEDERAL HIGHWAY    DEERFIELD BEACH   FL    33441

POOL      LOAN #  PREV. LN #   DOCUMENT            EXC CODE    EXCEPTION
2001-C2   172                  ORIG NOTE           331         ENDORSEMENT IS MISSING
2001-C2   172                  SECURITY INSTR      006         COPY ONLY
2001-C2   172                  TITLE POLICY        568         A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   172                  ASSGN OF LEASES     006         COPY ONLY
2001-C2   172                  UCC1-COUNTY         006         COPY ONLY
2001-C2   172                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  ASSIGN OF MTG       001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  ASSIGN OF MTG       001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  UCC1-STATE          006         COPY ONLY
2001-C2   172                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   172                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  ORIG NOTE           338         NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   173                  UCC1-COUNTY         002         HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   173                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  UCC1-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   173                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  ORIG NOTE           331         ENDORSEMENT IS MISSING
2001-C2   174                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  ASSIGN OF MTG       008         ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   174                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  ASSIGN OF ASSIG     008         ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   174                  UCC1-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  UCC3-COUNTY         008         ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   174                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   174                  UCC3-STATE          008         ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   175                  ORIG NOTE           338         NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   175                  ASSUMPT AGRMT       009         COPY OF RECORDED
2001-C2   175                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   175                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   175                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   175                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  ORIG NOTE           338         NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   176                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  ASSG TO TRUSTEE     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  ASSIGN OF ASSIG     001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  UCC1-STATE          006         COPY ONLY
2001-C2   176                  UCC3-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   176                  UCC3-STATE          001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                  ORIG NOTE           331         ENDORSEMENT IS MISSING
2001-C2   177                  TITLE POLICY        001         REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                  UCC1-COUNTY         001         REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #   COMMENTS
2001-C2   172                  GCFP / WELLS FARGO
2001-C2   172
2001-C2   172
2001-C2   172
2001-C2   172                  CONTINENTAL WINGATE
2001-C2   172                  GCFP / WELLS FARGO
2001-C2   172                  CONTINENTAL WINGATE/ GCFP
2001-C2   172                  UNEXECUTED COPY IN FILE
2001-C2   172                  GCFP/ WELLS FARGO
2001-C2   172                  CONTINENTAL WINGATE / GCF
2001-C2   172                  UNEXECUTED COPY IN FILE
2001-C2   172                  CONTINENTAL WINGATE
2001-C2   172                  GCFP / WELLS FARGO
2001-C2   172                  CONTINENTAL WINGATE/ GCFP
2001-C2   172                  CONTINENTAL WINGATE/ GCFP
2001-C2   172                  GCFP/ WELLS FARGO
2001-C2   173                  GCFP/WFB AS TRUSTEE
2001-C2   173                  GCFP
2001-C2   173                  GCFP/WFB AS TRUSTEE
2001-C2   173                  UNEXECUTED COPY IN FILE
2001-C2   173                  GCFP/WFB AS TRUSTEE
2001-C2   173                  UNEXECUTED COPY IN FILE
2001-C2   173                  GCFP
2001-C2   173                  GCFP/WFB AS TRUSTEE
2001-C2   173                  GCFP/WFB AS TRUSTEE
2001-C2   174                  GCFP/WFB AS TRUSTEE
2001-C2   174                  GCFP/WFB AS TRUSTEE
2001-C2   174                  MSA CAPITAL/GCFP
2001-C2   174                  GCFP/WFB AS TRUSTEE
2001-C2   174                  MSA CAPITAL/GCFP
2001-C2   174                  MSA CAPITAL
2001-C2   174                  MSA CAPITAL/GCFP
2001-C2   174                  GCFP/WFB AS TRUSTEE
2001-C2   174                  GCFP/WFB AS TRUSTEE
2001-C2   174                  MSA CAPITAL/GCFP
2001-C2   175                  GCFP/WFB AS TRUSTEE
2001-C2   175
2001-C2   175                  GCFP/WFB AS TRUSTEE
2001-C2   175                  GCFP/WFB AS TRUSTEE
2001-C2   175                  GCFP/WFB AS TRUSTEE
2001-C2   175                  GCFP/WFB AS TRUSTEE
2001-C2   176                  GCFP/WFB AS TRUSTEE
2001-C2   176                  GCFP/WFB AS TRUSTEE
2001-C2   176                  UNEXECUTED COPY IN FILE
2001-C2   176                  GCFP/WFB AS TRUSTEE
2001-C2   176                  UNEXECUTED COPY IN FILE
2001-C2   176                  GCFP
2001-C2   176                  GCFP/WFB AS TRUSTEE
2001-C2   176                  GCFP/WFB AS TRUSTEE
2001-C2   177                  SBRC / WELLS FARGO
2001-C2   177
2001-C2   177                  WACHOVIA BANK / SBRC

POOL      LOAN #  PREV. LN #    NAME                           ADDRESS                          CITY              ST    ZIP
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   177                   FEDERAL HIGHWAY SELF STORAGE   415 SOUTH FEDERAL HIGHWAY        DEERFIELD BEACH   FL    33441
2001-C2   178                   WESTHEIMER VILLAGE SHOPPING    11316-11328 WESTHEIMER ROAD      HOUSTON           TX    77077
2001-C2   178                   WESTHEIMER VILLAGE SHOPPING    11316-11328 WESTHEIMER ROAD      HOUSTON           TX    77077
2001-C2   178                   WESTHEIMER VILLAGE SHOPPING    11316-11328 WESTHEIMER ROAD      HOUSTON           TX    77077
2001-C2   178                   WESTHEIMER VILLAGE SHOPPING    11316-11328 WESTHEIMER ROAD      HOUSTON           TX    77077
2001-C2   178                   WESTHEIMER VILLAGE SHOPPING    11316-11328 WESTHEIMER ROAD      HOUSTON           TX    77077
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   179                   WESTLAND SHOPPING CENTER       1315 WEST GRAND PARKWAY SOUTH    KATY              TX    77494
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   180                   1770 NORTH MILWAUKEE AVENUE    1770 NORTH MILWAUKEE AVENUE      LIBERTYVILLE      IL    60048
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   181                   64TH & GREENWAY                6339 EAST GREENWAY ROAD          SCOTTSDALE        AZ    85254
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   182                   MOUNTAIN PARK PLAZA            510 602 610 EAST BASELINE        PHOENIX           AZ    85040
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER          545-599 MOUNTAIN AVENUE          UPLAND            CA    91786

POOL      LOAN #  PREV. LN #    DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   177                   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   ASSIGN OF MTG            006          COPY ONLY
2001-C2   177                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   UCC1-STATE               008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   177                   UCC1-STATE               008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   177                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   177                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   178                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   178                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   178                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   178                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   178                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   179                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   179                   UCC1-COUNTY              006          COPY ONLY
2001-C2   179                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   179                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   179                   UCC1-STATE               006          COPY ONLY
2001-C2   179                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   179                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   180                   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   180                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   181                   ASSGN ISSUR              000          .
2001-C2   181                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   181                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   182                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   182                   TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   182                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   182                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   182                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   182                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   183                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   183                   TITLE POLICY             514          SCHEDULE A - PARA _ DEED OF TRUST DATE IS INCORRECT
2001-C2   183                   ASSGN OF LEASES          113          DOCUMENT DATE IS MISSING
2001-C2   183                   UCC1-COUNTY              006          COPY ONLY
2001-C2   183                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   183                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   183                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #    COMMENTS
2001-C2   177                   SBRC / WELLS FARGO
2001-C2   177                   SBRC / WELLS FARGO
2001-C2   177                   WACHOVIA BANK / SBRC
2001-C2   177                   SBRC / WELLS FARGO
2001-C2   177                   WACHOVIA BANK / SBRC
2001-C2   177                   WACHOVIA BANK / SBRC  (HERE)
2001-C2   177                   SBRC / WELLS FARGO   (MISSING)
2001-C2   177                   WACHOVIA BANK / SBRC
2001-C2   177                   SBRC / WELLS FARGO
2001-C2   177                   WACHOVIA BANK / SBRC
2001-C2   177                   SBRC / WELLS FARGO
2001-C2   178                   SBRC / WELLS FARGO
2001-C2   178                   SBRC / WELLS FARGO
2001-C2   178                   SBRC / WELLS FARGO
2001-C2   178                   SBRC / WELLS FARGO
2001-C2   178                   SBRC / WELLS FARGO
2001-C2   179                   AMCC/WELLS FARGO
2001-C2   179                   AMCC
2001-C2   179                   AMCC/WELLS FARGO
2001-C2   179                   AMCC/WELLS FARGO
2001-C2   179                   AMCC
2001-C2   179                   AMCC/WELLS FARGO
2001-C2   179                   AMCC/WELLS FARGO
2001-C2   180                   GCFP/ WELLS FARGO
2001-C2   180                   GCFP
2001-C2   180                   GCFP/ WELLS FARGO
2001-C2   180                   UNEXECUTED COPY IN FILE
2001-C2   180                   GCFP/ WELLS FARGO
2001-C2   180                   UNEXECUTED COPY IN FILE
2001-C2   180                   GCFP/ WELLS FARGO
2001-C2   180                   GCFP/ WELLS FARGO
2001-C2   181                   GCFP/WFB AS TRUSTEE
2001-C2   181
2001-C2   181                   GCFP/WFB AS TRUSTEE
2001-C2   181                   UNEXECUTED COPY IN FILE
2001-C2   181                   GCFP/WFB AS TRUSTEE
2001-C2   181                   UNEXECUTED COPY IN FILE
2001-C2   181                   GCFP/WFB AS TRUSTEE
2001-C2   181                   GCFP/WFB AS TRUSTEE
2001-C2   182                   AMCC/WELLS FARGO
2001-C2   182
2001-C2   182                   AMCC/WELLS FARGO
2001-C2   182                   AMCC/WELLS FARGO
2001-C2   182                   AMCC/WELLS FARGO
2001-C2   182                   AMCC/WELLS FARGO
2001-C2   183                   SBRC/WELLS FARGO
2001-C2   183                   MISSING DATE OF DEED OF TRUST
2001-C2   183
2001-C2   183                   SBRC
2001-C2   183                   SBRC/WELLS FARGO
2001-C2   183                   SBRC/WELLS FARGO
2001-C2   183                   MIDLAND LOAN SERVICES/SBRC

POOL      LOAN #  PREV. LN #    NAME                             ADDRESS                         CITY          ST    ZIP
2001-C2   183                   MOUNTAIN/ARROW CENTER            545-599 MOUNTAIN AVENUE         UPLAND        CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER            545-599 MOUNTAIN AVENUE         UPLAND        CA    91786
2001-C2   183                   MOUNTAIN/ARROW CENTER            545-599 MOUNTAIN AVENUE         UPLAND        CA    91786
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   184     03-0812064    BRADFORD ENH LLC                 EAST SIDE OF MILWAUKEE AVENUE   CHICAGO       IL    60661
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   185     03-0812090    MAIN STREET VILLAGE OFFICE BLD   7645 LYNDALE AVENUE SOUTH       MINNEAPOLIS   MN    55423
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   186                   SANTORINI AT THE PARK APARTMEN   4902 AURORA AVENUE NORTH        SEATTLE       WA    98103
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   187                   FAIRMONT GREENS APARTMENTS       3851 NORTH 28TH STREET          PHOENIX       AZ    85016
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941
2001-C2   188                   JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE         LA MESA       CA    91941

POOL      LOAN #  PREV. LN #    DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   183                   UCC1-STATE               006          COPY ONLY
2001-C2   183                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   183                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   184     03-0812064    ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   184     03-0812064    SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   184     03-0812064    TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   184     03-0812064    ASSGN ISSUR              000          .
2001-C2   184     03-0812064    ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   184     03-0812064    UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   184     03-0812064    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   184     03-0812064    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   184     03-0812064    UCC2-STATE               006          COPY ONLY
2001-C2   184     03-0812064    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   184     03-0812064    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   185     03-0812090    ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   185     03-0812090    ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   185     03-0812090    SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   185     03-0812090    TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   185     03-0812090    ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   185     03-0812090    UCC1-COUNTY              006          COPY ONLY
2001-C2   185     03-0812090    ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   185     03-0812090    ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   185     03-0812090    UCC1-STATE               006          COPY ONLY
2001-C2   185     03-0812090    UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   185     03-0812090    UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   186                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   186                   SECURITY INSTR           458          AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   186                   TITLE POLICY             006          COPY ONLY
2001-C2   186                   UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   186                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   186                   UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   186                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   187                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   187                   UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   188                   ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   188                   TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   188                   UCC1-COUNTY              006          COPY ONLY
2001-C2   188                   ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   188                   UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #    COMMENTS
2001-C2   183                   SBRC
2001-C2   183                   SBRC/WELLS FARGO
2001-C2   183                   SBRC/WELLS FARGO
2001-C2   184     03-0812064    GREENWICH/WELLS FARGO
2001-C2   184     03-0812064
2001-C2   184     03-0812064
2001-C2   184     03-0812064
2001-C2   184     03-0812064
2001-C2   184     03-0812064    GREENWICH
2001-C2   184     03-0812064    GREENWICH/WELLS FARGO
2001-C2   184     03-0812064    GREENWICH/WELLS FARGO
2001-C2   184     03-0812064
2001-C2   184     03-0812064    WELLS FARGO
2001-C2   184     03-0812064    WELLS FARGO
2001-C2   185     03-0812090    GREENWICH/WELLS FARGO
2001-C2   185     03-0812090    DATE MISSING FROM ALLONGE
2001-C2   185     03-0812090
2001-C2   185     03-0812090    PROFORMA
2001-C2   185     03-0812090
2001-C2   185     03-0812090    GREENWICH
2001-C2   185     03-0812090    UNEXECUTED COPY IN FILE
2001-C2   185     03-0812090    UNEXECUTED COPY IN FILE
2001-C2   185     03-0812090    GREENWICH
2001-C2   185     03-0812090    WELLS FARGO
2001-C2   185     03-0812090    WELLS FARGO
2001-C2   186                   AMCC / WELLS  FARGO
2001-C2   186
2001-C2   186
2001-C2   186
2001-C2   186                   AMCC / WELLS  FARGO
2001-C2   186
2001-C2   186                   AMCC / WELLS  FARGO
2001-C2   187                   GCFP/WFB AS TRUSTEE
2001-C2   187                   GCFP/WFB AS TRUSTEE
2001-C2   187                   UNEXECUTED COPY IN FILE
2001-C2   187                   GCFP/WFB AS TRUSTEE
2001-C2   187                   UNEXECUTED COPY IN FILE
2001-C2   187                   GCFP
2001-C2   187                   GCFP/WFB AS TRUSTEE
2001-C2   187                   GCFP/WFB AS TRUSTEE
2001-C2   188                   GCFP / WELLS FARGO
2001-C2   188                   CONTINENTAL WINGATE / GCFP
2001-C2   188
2001-C2   188                   CONTINENTAL WINGATE
2001-C2   188                   GCFP / WELLS FARGO
2001-C2   188                   CONTINENTAL WINGATE/ GCFP
2001-C2   188                   UNEXECUTED COPY IN FILE
2001-C2   188                   GCFP / WELLS FARGO
2001-C2   188                   CONTINENTAL WINGATE / GCFP
2001-C2   188                   UNEXECUTED COPY IN FILE
2001-C2   188                   CONTINENTAL WINGATE
2001-C2   188                   CONTINENTAL WINGATE/ GCFP

POOL      LOAN #  PREV. LN #   NAME                             ADDRESS                   CITY         ST    ZIP     DOCUMENT
2001-C2   188                  JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE   LA MESA      CA    91941   UCC3-COUNTY
2001-C2   188                  JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE   LA MESA      CA    91941   UCC3-STATE
2001-C2   188                  JACKSON SQUARE SHOPPING CENTER   5200-5232 JACKSON DRIVE   LA MESA      CA    91941   UCC3-STATE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ORIG NOTE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ORIG NOTE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   TITLE POLICY
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ASSG TO TRUSTEE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ASSIGN OF MTG 2
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ASSIGN OF ASSIG
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ASSIGN OF ASSIG
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   ASSIGN OF ASSIG
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   UCC1-STATE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   UCC1-STATE
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   UCC3-COUNTY
2001-C2   189                  BRADVILLE SQAURE                 3609-3643 BRADSHAW ROAD   SACRAMENTO   CA    95827   UCC3-STATE
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   ORIG NOTE
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   ASSG TO TRUSTEE
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   ASSG TO TRUSTEE
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   ASSIGN OF ASSIG
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   UCC1-STATE
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   UCC3-COUNTY
2001-C2   190                  23133 HAWTHORNE BLVD             23133 HAWTHORNE BLVD      TORRANCE     CA    90505   UCC3-STATE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ORIG NOTE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ORIG NOTE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   SECURITY INSTR
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   TITLE POLICY
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSGN OF LEASES
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC1-COUNTY
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSG TO TRUSTEE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF MTG
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF MTG
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF ASSIG
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF ASSIG
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC1-STATE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC2-COUNTY
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC2-COUNTY
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC2-STATE
2001-C2   191                  PARK 2000-BLDG K                 6360 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC2-STATE
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ORIG NOTE
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ORIG NOTE
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   SECURITY INSTR
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   TITLE POLICY
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSGN OF LEASES
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC1-COUNTY
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSG TO TRUSTEE
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF MTG
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF MTG
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF ASSIG
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF ASSIG
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   ASSIGN OF ASSIG
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC1-STATE
2001-C2   192                  PARK 2000 BLDG H                 6340 MCLEOD DRIVE         LAS VEGAS    NV    89120   UCC2-COUNTY

POOL     LOAN #  PREV. LN #  EXC CODE  EXCEPTION                                            COMMENTS
2001-C2  188                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  188                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/ WELLS FARGO
2001-C2  188                 001       REQUIRED DOCUMENT IS NOT IN FILE                     CONTINENTAL WINGATE/ GCFP
2001-C2  189                 331       ENDORSEMENT IS MISSING                               SPASSCO REAL ESTATE / GMAC
2001-C2  189                 338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         S/R WELLS FARGO
2001-C2  189                 006       COPY ONLY
2001-C2  189                 701       ASSIGNEE NAME IS MISSING                             S/R WELLS FARGO
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     PASSCO REAL ESTATE / GMAC
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SBRC / WELLS FARGO
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GMAC / SBRC
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     PASSCO REAL ESTATE / GMAC
2001-C2  189                 009       COPY OF RECORDED                                     SBRC
2001-C2  189                 009       COPY OF RECORDED                                     STAMPED AS COPY WITH ORIGINAL RECORDING
                                                                                            STAMP
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SBRC
2001-C2  189                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SBRC
2001-C2  190                 338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         GREENWICH CAPITAL/ WELLS FARGO
2001-C2  190                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  190                 001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  190                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/ WELLS FARGO
2001-C2  190                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT     GCFP
2001-C2  190                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  190                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  191                 331       ENDORSEMENT IS MISSING                               GCFP/ WELLS FARGO
2001-C2  191                 338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         SKYMAR/ GCFP
2001-C2  191                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2  191                 568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.  PROFORMA
2001-C2  191                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2  191                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT     SKYMAR CAPITAL
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/ WELLS FARGO
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR/ GCFP
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP /WELLS FARGO
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR/ GCFP
2001-C2  191                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT     SKYMAR CAPITAL
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR/ GCFP
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR/ GCFP
2001-C2  191                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  192                 331       ENDORSEMENT IS MISSING                               GCFP/ WELLS FARGO
2001-C2  192                 338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME         SKYMAR/ GCFP
2001-C2  192                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2  192                 568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2  192                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2  192                 002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT     SKYMAR CAPITAL
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR/ GCFP
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP / WELLS FARGO
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR / GCFP
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     UNEXECUTED COPY IN FILE
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     SKYMAR CAPITAL
2001-C2  192                 001       REQUIRED DOCUMENT IS NOT IN FILE                     GCFP/ WELLS FARGO

POOL      LOAN #  PREV. LN #     NAME                            ADDRESS                        CITY          ST    ZIP
2001-C2   192                    PARK 2000 BLDG H                6340 MCLEOD DRIVE              LAS VEGAS     NV    89120
2001-C2   192                    PARK 2000 BLDG H                6340 MCLEOD DRIVE              LAS VEGAS     NV    89120
2001-C2   192                    PARK 2000 BLDG H                6340 MCLEOD DRIVE              LAS VEGAS     NV    89120
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   193                    DEER VALLEY PLAZA               1375 DEER VALLEY DRIVE         PARK CITY     UT    84060
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   194                    RUSSELL MINI STORAGE            5180 EAST RUSSELL ROAD         LAS VEGAS     NV    98122
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   195                    UINTA GOLG AND IHOP PAD SITE    10855 SOUTH STATE STREET       SANDY         UT    84070
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   196                    150-170 PROFESSIONAL CENTER     150-170 PROFESSIONAL CENTER    ROHNERT PARK  CA    94928
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446
2001-C2   197     3350094-000    NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE             BROOKLINE     MA    02446

POOL      LOAN #  PREV. LN #      DOCUMENT                 EXC CODE     EXCEPTION
2001-C2   192                     UCC2-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   192                     UCC2-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   192                     UCC2-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   193                     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     UCC1-STATE               009          COPY OF RECORDED
2001-C2   193                     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   193                     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   194                     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   194                     SECURITY INSTR           002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   194                     TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   194                     ASSGN OF LEASES          002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   194                     UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   194                     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ASSIGN OF MTG            001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     UCC1-STATE               002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   194                     UCC2-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     UCC2-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     UCC2-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   194                     UCC2-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   195                     TITLE POLICY             001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     UCC1-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   195                     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     ORIG NOTE                338          NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   196                     UCC1-COUNTY              002          HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   196                     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     UCC1-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   196                     UCC3-STATE               001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   197     3350094-000     ORIG NOTE                331          ENDORSEMENT IS MISSING
2001-C2   197     3350094-000     SECURITY INSTR           008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   197     3350094-000     TITLE POLICY             568          A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   197     3350094-000     ASSGN OF LEASES          008          ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   197     3350094-000     ASSG TO TRUSTEE          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   197     3350094-000     ASSIGN OF ASSIG          001          REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   197     3350094-000     UCC3-COUNTY              001          REQUIRED DOCUMENT IS NOT IN FILE

POOL      LOAN #  PREV. LN #                                 COMMENTS
2001-C2   192                                                SKYMAR/ GCRP
2001-C2   192                                                SKYMAR/ GCFP
2001-C2   192                                                GCFP / WELLS FARGO
2001-C2   193                                                SBRC/WELLS FARGO
2001-C2   193                                                SBRC/WELLS FARGO
2001-C2   193                                                L.J. MELODY & CO./SBRC
2001-C2   193                                                SBRC/WELLS FARGO
2001-C2   193                                                L.J. MELODY & CO./SBRC
2001-C2   193                                                SBRC
2001-C2   193                                                SBRC/WELLS FARGO
2001-C2   193                                                SBRC/WELLS FARGO
2001-C2   194                                                GCFP / WELLS FARGO
2001-C2   194                                                SKYMAR / GCFP
2001-C2   194
2001-C2   194                                                PROFORMA
2001-C2   194
2001-C2   194                                                SKYMAR CAPITAL
2001-C2   194                                                GCFP / WELLS FARGO
2001-C2   194                                                SKYMAR/ GCFP
2001-C2   194                                                UNEXECUTED COPY IN FILE
2001-C2   194                                                GCFP / WELLS FARGO
2001-C2   194                                                SKYMAR/ GCFP
2001-C2   194                                                UNEXECUTED COPY IN FILE
2001-C2   194                                                SKYMAR CAPITAL
2001-C2   194                                                GCFP/ WELLS FARGO
2001-C2   194                                                SKYMAR / GCFP
2001-C2   194                                                SKYMAR/ GCFP
2001-C2   194                                                GCFP / WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   195                                                AMCC/WELLS FARGO
2001-C2   196                                                GCFP/WFB AS TRUSTEE
2001-C2   196                                                GCFP/
2001-C2   196                                                GCFP/WFB AS TRUSTEE
2001-C2   196                                                UNEXECUTED COPY IN FILE
2001-C2   196                                                GCFP/WFB AS TRUSTEE
2001-C2   196                                                UNEXECUTED COPY IN FILE
2001-C2   196                                                GCFP
2001-C2   196                                                GCFP/WFB AS TRUSTEE
2001-C2   196                                                GCFP/WFB AS TRUSTEE
2001-C2   197     3350094-000                                GREENWICH CAPITAL/WELLS FARGO
2001-C2   197     3350094-000
2001-C2   197     3350094-000
2001-C2   197     3350094-000
2001-C2   197     3350094-000                                GREENWICH/WELLS FARGO
2001-C2   197     3350094-000                                GREENWICH/WELLS FARGO
2001-C2   197     3350094-000                                WELLS FARGO

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   197    3350094-000  NINE SUMMIT AVENUE              9 9A SUMMIT AVENUE               BROOKLINE                MA   02446
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   198                 VENTURA COMMERCE CENTER II      4567 TELEPHONE ROAD              VENTURA                  CA   93003
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   199                 WILLOWBROOK II                  17655 TOMBALL PARKWAY            HOUSTON                  TX   77064
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   200                 NEWPORT AVENUE                  63 NEWPORT AVENUE                E PROVIDENCE             RI   02916
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   201                 1340 OLD CHAIN BRIDGE ROAD      1340 OLD CHAIN BRIDGE ROAD       MC LEAN                  VA   22101
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   202                 SHOAL CREEK MALL SHOPPING CTR   602-640 SUNBURST HIGHWAY         CAMBRIDGE                MD   21613
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   197    3350094-000  UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   198                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   198                 TITLE POLICY     006       COPY ONLY
2001-C2   198                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   198                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   198                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   198                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   199                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   199                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   199                 UCC1-COUNTY      002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   199                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   199                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   199                 UCC1-STATE       002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   199                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   199                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 SECURITY INSTR   008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   200                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   200                 ASSGN OF LEASES  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   200                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   200                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   201                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   201                 SECURITY INSTR   009       COPY OF RECORDED
2001-C2   201                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   201                 UCC1-COUNTY      006       COPY ONLY
2001-C2   201                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   201                 UCC1-STATE       006       COPY ONLY
2001-C2   201                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   201                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   202                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   202                 SECURITY INSTR   002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   202                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   202                 ASSGN OF LEASES  002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   202                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   202                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   203                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   203                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   203                 TITLE POLICY     006       COPY ONLY
2001-C2   203                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   203                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   197    3350094-000  WELLS FARGO
2001-C2   198                 AMCC/ WELLS FARGO
2001-C2   198
2001-C2   198
2001-C2   198                 AMCC/ WELLS FARGO
2001-C2   198
2001-C2   198                 AMCC/ WELLS FARGO
2001-C2   199                 AMCC/WELLS FARGO
2001-C2   199
2001-C2   199                 AMCC
2001-C2   199                 AMCC/WELLS FARGO
2001-C2   199                 AMCC/WELLS FARGO
2001-C2   199                 AMCC
2001-C2   199                 AMCC/WELLS FARGO
2001-C2   199                 AMCC/WELLS FARGO
2001-C2   200
2001-C2   200
2001-C2   200
2001-C2   200                 GREENWICH
2001-C2   200                 GREENWICH/WELLS FARGO
2001-C2   200                 GREENWICH/WELLS FARGO
2001-C2   200                 GREENWICH
2001-C2   200                 WELLS FARGO
2001-C2   200                 WELLS FARGO
2001-C2   201                 AMCC/WELLS FARGO
2001-C2   201
2001-C2   201
2001-C2   201
2001-C2   201                 AMCC/ WELLS FARGO
2001-C2   201
2001-C2   201                 AMCC/ WELLS FARGO
2001-C2   201                 AMCC/ WELLS FARGO
2001-C2   202                 GCFP/ WELLS FARGO
2001-C2   202                 SKYMAR/ GCFP
2001-C2   202
2001-C2   202                 PRO FORMA
2001-C2   202
2001-C2   202                 GCFP/ WELL FARGO
2001-C2   202                 SKYMAR CAPITAL/ GCFP
2001-C2   202                 UNEXECUTED COPY IN FILE
2001-C2   202                 GCFP / WELLS FARGO
2001-C2   202                 SKYMAR CAPITAL/ GCFP
2001-C2   202                 UNEXECUTED COPY IN FILE
2001-C2   202                 SKYMAR/ GCFP
2001-C2   202                 GCFP / WELLS FARGO
2001-C2   202                 GCFP / WELLS FARGO
2001-C2   202                 SKYMAR/ GCFP
2001-C2   203                 AMCC / WELLS FARGO
2001-C2   203
2001-C2   203
2001-C2   203                 AMCC / WELLS FARGO
2001-C2   203

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   203                 SPRING MILL APARTMENTS          24 25 47 48 193 194 215 BUGLER   FALLING WATERS           WV   25419
2001-C2   204                 GLYNDON SQUARE SHOPPING CENTER  4820-4888 BUTLER ROAD            GLYNDON                  MD   21071
2001-C2   204                 GLYNDON SQUARE SHOPPING CENTER  4820-4888 BUTLER ROAD            GLYNDON                  MD   21071
2001-C2   204                 GLYNDON SQUARE SHOPPING CENTER  4820-4888 BUTLER ROAD            GLYNDON                  MD   21071
2001-C2   204                 GLYNDON SQUARE SHOPPING CENTER  4820-4888 BUTLER ROAD            GLYNDON                  MD   21071
2001-C2   204                 GLYNDON SQUARE SHOPPING CENTER  4820-4888 BUTLER ROAD            GLYNDON                  MD   21071
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   205                 CIRCLE PROPERTIES               47 STATE CIRCLE                  ANNAPOLIS                MD   21401
2001-C2   206                 WEST LITTLE YORK INDUSTRIAL PA  11875 WEST LITTLE YORK RD        HOUSTON                  TX   77041
2001-C2   206                 WEST LITTLE YORK INDUSTRIAL PA  11875 WEST LITTLE YORK RD        HOUSTON                  TX   77041
2001-C2   206                 WEST LITTLE YORK INDUSTRIAL PA  11875 WEST LITTLE YORK RD        HOUSTON                  TX   77041
2001-C2   206                 WEST LITTLE YORK INDUSTRIAL PA  11875 WEST LITTLE YORK RD        HOUSTON                  TX   77041
2001-C2   206                 WEST LITTLE YORK INDUSTRIAL PA  11875 WEST LITTLE YORK RD        HOUSTON                  TX   77041
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   207                 HOLIDAY INN STILLWATER          2515 WWEST SIXTH AVENUE          STILLWATER               OK   74074
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   208                 CONTINENTAL APARTMENTS          1422  LAMAR AVENUE               MEMPHIS                  TN   38104
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   203                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   203                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   204                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   204                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   204                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   204                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   204                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   205                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   205                 ASSGN OF LEASES  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 ASSIGN OF MTG    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   205                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 UCC1-STATE       006       COPY ONLY
2001-C2   205                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   205                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   206                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   206                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   206                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   206                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   206                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   207                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   207                 SECURITY INSTR   008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   207                 TITLE POLICY     000       .
2001-C2   207                 ASSGN OF LEASES  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   207                 UCC1-COUNTY      006       COPY ONLY
2001-C2   207                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 UCC1-STATE       006       COPY ONLY
2001-C2   207                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   207                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   208                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   208                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   208                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   208                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   208                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   208                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   209    03-0812073   ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   209    03-0812073   SECURITY INSTR   008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   209    03-0812073   TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   209    03-0812073   ASSGN OF LEASES  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   209    03-0812073   UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   203                 AMCC / WELLS FARGO
2001-C2   203                 AMCC / WELLS FARGO
2001-C2   204                 AMCC/WELLS FARGO
2001-C2   204                 AMCC/WELLS FARGO
2001-C2   204                 AMCC/WELLS FARGO
2001-C2   204                 AMCC/WELLS FARGO
2001-C2   204                 AMCC/WELLS FARGO
2001-C2   205                 SBRC / WELLS FARGO
2001-C2   205
2001-C2   205
2001-C2   205                 SBRC
2001-C2   205                 SBRC / WELLS FARGO
2001-C2   205                 FARMER'S NATIONA; BANK / SBRC
2001-C2   205                 SBRC / WELLS FARGO
2001-C2   205                 FARMERS NATIONAL BANK / SBRC
2001-C2   205                 SBRC
2001-C2   205                 SBRC/ WELLS FARGO
2001-C2   205                 SBRC / WELLS FARGO
2001-C2   206                 AMCC/WELLS FARGO
2001-C2   206                 AMCC/WELLS FARGO
2001-C2   206                 AMCC/WELLS FARGO
2001-C2   206                 AMCC/WELLS FARGO
2001-C2   206                 AMCC/WELLS FARGO
2001-C2   207                 CONTINENTAL WINGATE/GCFP
2001-C2   207                 GCFP/WFB AS TRUSTEE
2001-C2   207
2001-C2   207
2001-C2   207
2001-C2   207                 CONTINENTAL WINGATE
2001-C2   207                 GCFP/WFB AS TRUSTEE
2001-C2   207                 CONTINENTAL WINGATE/GCFP
2001-C2   207                 UNEXECUTED COPY IN FILE
2001-C2   207                 GCFP/WFB AS TRUSTEE
2001-C2   207                 CONTINENTAL WINGATE/GCFP
2001-C2   207                 UNEXECUTED COPY IN FILE
2001-C2   207                 CONTINENTAL WINGATE
2001-C2   207                 CONTINENTAL WINGATE/GCFP
2001-C2   207                 GCFP/WFB AS TRUSTEE
2001-C2   207                 CONTINENTAL WINGATE/GCFP
2001-C2   207                 GCFP/WFB AS TRUSTEE
2001-C2   208                 SBRC / WELLS FARGO
2001-C2   208
2001-C2   208                 SBRC / WELLS FARGO
2001-C2   208
2001-C2   208                 SBEC / WELLS FARGO
2001-C2   208                 SBRC / WELLS FARGO
2001-C2   209    03-0812073   GREENWICH/WELLS FARGO
2001-C2   209    03-0812073   ALLONGE IS MISSING DATE
2001-C2   209    03-0812073
2001-C2   209    03-0812073
2001-C2   209    03-0812073
2001-C2   209    03-0812073   GREENWICH

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   209    03-0812073   ABBOTT-MCLEAN                   943-955 NORTH MCLEAN BLVD        ELGIN                    IL   60123
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   210                 HOLIDAY INN PONCA CITY          2215 NORTH 14TH STREET           PONCA CITY               OK   74601
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   211                 NATIONAL TOUR BLDG              30222 ESPARANZA                  RANCHO SANTA MARGARITA   CA   92688
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   212                 EAGLEPOINTE OFFICE BLDG         39 EAST EAGLE RIDGE DRIVE        N SALT LAKE              UT   84054
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   209    03-0812073   ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   UCC1-STATE       006       COPY ONLY
2001-C2   209    03-0812073   UCC2-COUNTY      006       COPY ONLY
2001-C2   209    03-0812073   UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   209    03-0812073   UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   210                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   210                 SECURITY INSTR   008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   210                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   210                 ASSGN OF LEASES  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   210                 UCC1-COUNTY      006       COPY ONLY
2001-C2   210                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 UCC1-STATE       006       COPY ONLY
2001-C2   210                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   210                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   211                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   211                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   211                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   211                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   211                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   211                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   212                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   212                 SECURITY INSTR   002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   212                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   212                 ASSGN OF LEASES  002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   212                 UCC1-COUNTY      002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   212                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 UCC1-STATE       002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   212                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   212                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   213                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   213                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   213                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   213                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   209    03-0812073   GREENWICH/WELLS FARGO
2001-C2   209    03-0812073   UNEXECUTED COPY IN FILE
2001-C2   209    03-0812073   GREENWICH/WELLS FARGO
2001-C2   209    03-0812073   UNEXECUTED COPY IN FILE
2001-C2   209    03-0812073   GREENWICH
2001-C2   209    03-0812073   GREENWICH
2001-C2   209    03-0812073   WELLS FARGO
2001-C2   209    03-0812073   WELLS FARGO
2001-C2   210                 GCFP/WFB AS TRUSTEE
2001-C2   210                 CONTINENTAL WINGATE/GCFP
2001-C2   210
2001-C2   210
2001-C2   210
2001-C2   210                 CONTINENTAL WINGATE
2001-C2   210                 GCFP/WFB AS TRUSTEE
2001-C2   210                 CONTINENTAL WINGATE/GCFP
2001-C2   210                 UNEXECUTED COPY IN FILE
2001-C2   210                 GCFP/WFB AS TRUSTEE
2001-C2   210                 CONTINENTAL WINGATE/GCFP
2001-C2   210                 UNEXECUTED COPY IN FILE
2001-C2   210                 CONTINENTAL WINGATE
2001-C2   210                 CONTINENTAL WINGATE/GCFP
2001-C2   210                 GCFP/WFB AS TRUSTEE
2001-C2   210                 CONTINENTAL WINGATE/GCFP
2001-C2   210                 GCFP/WFB AS TRUSTEE
2001-C2   211                 AMCC/WELLS FARGO
2001-C2   211
2001-C2   211                 AMCC/WELLS FARGO
2001-C2   211                 AMCC/WELLS FARGO
2001-C2   211                 AMCC/WELLS FARGO
2001-C2   211                 AMCC/WELLS FARGO
2001-C2   212                 SKYMAR/ GCRP
2001-C2   212                 GCFP / WELLS FARGO
2001-C2   212
2001-C2   212
2001-C2   212
2001-C2   212                 SKYMAR CAPITAL
2001-C2   212                 GCFP / WELLS FARGO
2001-C2   212                 SKYMAR/ GCFP
2001-C2   212                 UNEXECUTED COPY IN FILE
2001-C2   212                 GCFP / WELLS FARGO
2001-C2   212                 SKYMAR/ GCFP
2001-C2   212                 UNEXECUTED COPY IN FILE
2001-C2   212                 SKYMAR CAPITAL
2001-C2   212                 SKYMAR / GCFP
2001-C2   212                 GCFP/ WELLS FARGO
2001-C2   212                 GCFP / WELLS FARGO
2001-C2   212                 SKYMAR/ GCFP
2001-C2   213                 GCFP/ WELLS FARGO
2001-C2   213                 GCFP/ WELLS FARGO
2001-C2   213                 UNEXECUTED COPY IN FILE
2001-C2   213                 GCFP/ WELLS FARGO

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259
2001-C2   213                 PLAZA ON SHEA                   12002 & 12020 EAST SHEA BLVD     SCOTTSDALE               AZ   85259
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   214                 WOODWARD HEIGHTS MANOR          1045 EAST WOODWARD HEIGHTS       HAZEL PARK               MI   48030
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   215                 ASPEN APARTMENTS                1411 1413 1415 1421 N LIBERTY    BOISE                    ID   83704
2001-C2   216                 HAMILTON FAIRFAX AVENUE         2106 FAIRFAX AVENUE              NASHVILLE                TN   37212
2001-C2   216                 HAMILTON FAIRFAX AVENUE         2106 FAIRFAX AVENUE              NASHVILLE                TN   37212
2001-C2   216                 HAMILTON FAIRFAX AVENUE         2106 FAIRFAX AVENUE              NASHVILLE                TN   37212
2001-C2   216                 HAMILTON FAIRFAX AVENUE         2106 FAIRFAX AVENUE              NASHVILLE                TN   37212
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   217                 MCMAHON MEDICAL OFFICE BLDG     4824 MCMAHON BLVD                ALBUQUERQUE              NM   87114
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   218                 CIMMARON PROFESSIONAL PLAZA     2400 SOUTH CIMARRON BLVD         LAS VEGAS                NV   89117
2001-C2   219                 CALIFORNIA CREATIONS BLDG       6982 SOUTH QUENTIN ST            ENGLEWOOD                CO   80112
2001-C2   219                 CALIFORNIA CREATIONS BLDG       6982 SOUTH QUENTIN ST            ENGLEWOOD                CO   80112
2001-C2   219                 CALIFORNIA CREATIONS BLDG       6982 SOUTH QUENTIN ST            ENGLEWOOD                CO   80112
2001-C2   219                 CALIFORNIA CREATIONS BLDG       6982 SOUTH QUENTIN ST            ENGLEWOOD                CO   80112
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   213                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   213                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   214                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   214                 SECURITY INSTR   008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   214                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   214                 ASSGN OF LEASES  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   214                 UCC1-COUNTY      006       COPY ONLY
2001-C2   214                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   214                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   214                 UCC1-STATE       006       COPY ONLY
2001-C2   214                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   214                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   215                 TITLE POLICY     006       COPY ONLY
2001-C2   215                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   215                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   216                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   216                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   216                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   216                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   217                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 ASSIGN OF MTG    008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   217                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 ASSIGN OF ASSIG  008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   217                 UCC3-COUNTY      008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   217                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   217                 UCC3-STATE       008       ORIGINAL DOCUMENT NEEDS TO BE RECORDED
2001-C2   217                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   218                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   218                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   218                 TITLE POLICY     006       COPY ONLY
2001-C2   218                 ASSGN OF LEASES  458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   218                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   218                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   218                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   218                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   218                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   219                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   219                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   219                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   219                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   220                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   220                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   220                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   220                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   213                 GCFP/ WELLS FARGO
2001-C2   213                 GCFP/ WELLS FARGO
2001-C2   214                 GREENWICH/WELLS FARGO
2001-C2   214
2001-C2   214
2001-C2   214
2001-C2   214                 GREENWICH
2001-C2   214                 UNEXECUTED COPY IN FILE
2001-C2   214                 GREENWICH/WELLS FARGO
2001-C2   214                 GREENWICH
2001-C2   214                 WELLS FARGO
2001-C2   214                 WELLS FARGO
2001-C2   215                 AMCC/WELLS FARGO
2001-C2   215
2001-C2   215                 AMCC
2001-C2   215                 AMCC/WELLS FARGO
2001-C2   215                 AMCC/WELLS FARGO
2001-C2   215                 AMCC
2001-C2   215                 AMCC/WELLS FARGO
2001-C2   215                 AMCC/WELLS FARGO
2001-C2   216                 AMCC / WELLS  FARGO
2001-C2   216                 AMCC / WELLS  FARGO
2001-C2   216                 AMCC / WELLS  FARGO
2001-C2   216                 AMCC / WELLS  FARGO
2001-C2   217                 GCFP/WFB AS TRUSTEE
2001-C2   217                 GCFP/WFB AS TRUSTEE
2001-C2   217                 UNEXECUTED COPY IN FILE
2001-C2   217                 MSA CAPITAL/GCFP
2001-C2   217                 GCFP/WFB AS TRUSTEE
2001-C2   217                 UNEXECUTED COPY IN FILE
2001-C2   217                 MSA CAPITAL/GCFP
2001-C2   217                 MSA CAPITAL/GCFP
2001-C2   217                 GCFP/WFB AS TRUSTEE
2001-C2   217                 MSA CAPITAL/GCFP
2001-C2   217                 GCFP/WFB AS TRUSTEE
2001-C2   218                 AMCC / WELLS FARGO
2001-C2   218
2001-C2   218
2001-C2   218
2001-C2   218
2001-C2   218                 AMCC / WELLS FARGO
2001-C2   218
2001-C2   218                 AMCC / WELLS FARGO
2001-C2   218                 AMCC / WELLS FARGO
2001-C2   219                 AMCC/ WELLS FARGO
2001-C2   219                 AMCC/ WELLS FARGO
2001-C2   219                 AMCC/ WELLS FARGO
2001-C2   219                 AMCC/ WELLS FARGO
2001-C2   220                 GCFP/WFB AS TRUSTEE
2001-C2   220                 GCFP/WFB AS TRUSTEE
2001-C2   220                 UNEXECUTED COPY IN FILE
2001-C2   220                 GCFP/WFB AS TRUSTEE

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   220                 PINNACLE PEAK ROAD              3830 WEST PINNACLE PEAK ROAD     GLENDALE                 AZ   85310
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   221                 BROOKSIDE MARKET                UNK
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   223                 STORAGE INN                     4950 DUNEVILLE ROAD              LAS VEGAS                NV   89118
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   224                 STANLY COURT APARTMENTS         8200 STANLEY ROAD                BLOOMINGTON              MN   55457
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   225                 UPDATE COMPANY                  2380 WYCLIFF/970 RAYMOND
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   220                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   220                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   220                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   221                 ASSGN OF LEASES  009       COPY OF RECORDED
2001-C2   221                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   221                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   223                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   223                 SECURITY INSTR   002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   223                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   223                 ASSGN OF LEASES  002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   223                 UCC1-COUNTY      002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   223                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 UCC1-STATE       002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   223                 UCC2-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 UCC2-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 UCC2-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   223                 UCC2-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   224                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   224                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   224                 TITLE POLICY     006       COPY ONLY
2001-C2   224                 ASSGN OF LEASES  458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   224                 UCC1-COUNTY      002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   224                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   224                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   224                 UCC1-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   224                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   224                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   225                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   225                 UCC1-COUNTY      009       COPY OF RECORDED
2001-C2   225                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   225                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   225                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   226                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   226                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   220                 UNEXECUTED  COPY IN FILE
2001-C2   220                 GCFP/WFB AS TRUSTEE
2001-C2   220                 GCFP/WFB AS TRUSTEE
2001-C2   221                 AMCC / WELLS FARGO
2001-C2   221
2001-C2   221
2001-C2   221                 AMCC / WELLS FARGO
2001-C2   221                 AMCC / WELLS FARGO
2001-C2   221
2001-C2   221                 AMCC / WELLS FARGO
2001-C2   221                 AMCC / WELLS FARGO
2001-C2   223                 GCFP / WELL FARGO
2001-C2   223                 SKYMAR/ GCFP
2001-C2   223
2001-C2   223                 PROFORMA
2001-C2   223
2001-C2   223                 SKYMAR CAPITAL
2001-C2   223                 GCFP /SKYMAR
2001-C2   223                 SKYMAR/ GCFP
2001-C2   223                 UNEXECUTED COPY IN FILE
2001-C2   223                 GCFP / WELLS FARGO
2001-C2   223                 SKYMAR/ GCFP
2001-C2   223                 UNEXECUTED COPY IN FILE
2001-C2   223                 SKYMAR CAPTIAL
2001-C2   223                 GCFP / WELLS FARGO
2001-C2   223                 SKYMAR / GCFP
2001-C2   223                 GCFP / WELLS FARGO
2001-C2   223                 SKYMAR/ GCFP
2001-C2   224                 AMCC / WELLS FARGO
2001-C2   224
2001-C2   224
2001-C2   224
2001-C2   224
2001-C2   224                 AMCC / WELLS FARGO
2001-C2   224                 AMCC / WELLS FARGO
2001-C2   224
2001-C2   224                 AMCC / WELLS FARGO
2001-C2   224                 AMCC / WELLS FARGO
2001-C2   225                 MONEYBACK / AMCC
2001-C2   225                 AMCC / WELLS FARGO
2001-C2   225                 AMCC
2001-C2   225                 AMCC / WELLS FARGO
2001-C2   225                 MONEYBACK / AMCC
2001-C2   225                 AMCC / WELLS FARGO
2001-C2   225                 MONEYBACK / AMCC
2001-C2   225                 AMCC
2001-C2   225                 MONEYBACK / A,MCC
2001-C2   225                 AMCC  WELLS FARGO
2001-C2   225                 MONEYBACK / AMCC
2001-C2   225                 AMCC / WELLS FARGO
2001-C2   226                 AMCC / WELLS  FARGO
2001-C2   226

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   226                 GREENBRIER APARTMENTS I         1930 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   227                 GREENBRIER APAARTMENTS III      2012 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   228                 GREENBRIER APARTMENTS I         1910 49TH STREET SOUTHWEST       FARGO                    ND   58103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   229                 VALLEY VIEW TWAIN SHOPPING      3711 SOUTH VALLEY VIEW           LAS VEGAS                NV   89103
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   226                 TITLE POLICY     006       COPY ONLY
2001-C2   226                 ASSGN OF LEASES  458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   226                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   226                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   226                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   226                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   226                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   226                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   227                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   227                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   227                 TITLE POLICY     006       COPY ONLY
2001-C2   227                 ASSGN OF LEASES  458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   227                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   227                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   227                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   227                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   227                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   227                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   228                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   228                 SECURITY INSTR   458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   228                 TITLE POLICY     006       COPY ONLY
2001-C2   228                 ASSGN OF LEASES  458       AGENCY ACCEPTABLE COPY; NEED ORIGINAL
2001-C2   228                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   228                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   228                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   228                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   228                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   229                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   229                 SECURITY INSTR   002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   229                 TITLE POLICY     568       A TITLE COMMITMENT/PRELIMINARY IS IN THE LOAN FILE.
2001-C2   229                 ASSGN OF LEASES  002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   229                 UCC1-COUNTY      002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   229                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 UCC1-STATE       002       HAVE CERTIFIED TRUE COPY, NEED ORIGINAL DOCUMENT
2001-C2   229                 UCC2-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 UCC2-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 UCC2-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   229                 UCC2-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   230                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   230                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   230                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   226
2001-C2   226
2001-C2   226
2001-C2   226                 AMCC / WELLS  FARGO
2001-C2   226                 AMCC / WELLS  FARGO
2001-C2   226
2001-C2   226                 AMCC / WELLS  FARGO
2001-C2   226                 AMCC / WELLS  FARGO
2001-C2   227                 AMCC / WELLS FARGO
2001-C2   227
2001-C2   227
2001-C2   227
2001-C2   227
2001-C2   227                 AMCC / WELLS FARGO
2001-C2   227                 AMCC / WELLS FARGO
2001-C2   227
2001-C2   227                 AMCC / WELLS FARGO
2001-C2   227                 AMCC / WELLS FARGO
2001-C2   228                 AMCC / WELLS  FARGO
2001-C2   228
2001-C2   228
2001-C2   228
2001-C2   228
2001-C2   228                 AMCC / WELLS  FARGO
2001-C2   228                 AMCC / WELLS  FARGO
2001-C2   228                 AMCC / WELLS  FARGO
2001-C2   228                 AMCC / WELLS  FARGO
2001-C2   229                 GCFP/ WELLS FARGO
2001-C2   229                 SKYMAR/ GCFP
2001-C2   229
2001-C2   229
2001-C2   229
2001-C2   229                 SKYMAR CAPITAL
2001-C2   229                 GCFP / WELLS FARGO
2001-C2   229                 SKYMAR/ GCFP
2001-C2   229                 UNEXECUTED COPY IN FILE
2001-C2   229                 GCFP/ WELLS FARGO
2001-C2   229                 SKYMAR/ GCFP
2001-C2   229                 UNEXECUTED COPY IN FILE
2001-C2   229                 SKYMAR CAPITAL
2001-C2   229                 GCFP/ WELLS FARGO
2001-C2   229                 SKYMAR/ GCRP
2001-C2   229                 GCFP / WELLS FARGO
2001-C2   229                 SKYMAR/ GCFP
2001-C2   230                 AMCC/ WELLS FARGO
2001-C2   230                 MONEY BACK INVESTMENT/ AMCC
2001-C2   230
2001-C2   230                 AMCC/ WELLS FARGO
2001-C2   230                 MONEY BACK / AMCC
2001-C2   230                 AMCC/ WELLS FARGO
2001-C2   230                 MONEY BACK / AMCC
2001-C2   230                 AMCC/ WELLS FARGO

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   230                 RITE AID DRUGSTORE              220 EAST GRAND AVENUE            EL SEGUNDO               CA   90245
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   231                 167-55 148TH AVENUE             167-55 148TH AVENUE              JAMAICA                  NY   11434
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   232                 16246-16259 STAGG STREET        16249-16259 STAGG STREET         VAN NUYS                 CA   91406
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   233                 6819 REDWOOD DRIVE              6819 REDWOOD DRIVE               COTATI                   CA   94931
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   234                 TOLL HOUSE OFFICE BUILDING      142 SOUTH SANTA CRUZ AVENUE      LOS GATOS                CA   95030
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   235                 LINDEN HILLS CO-OP GROCERY STO  2813 WEST 43RD STREET            MINNEAPOLIS              MN   55410
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   230                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   231                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   231                 TITLE POLICY     166       COUNTY FILING INFORMATION IS MISSING
2001-C2   231                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   231                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   231                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   231                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   231                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   232                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   232                 TITLE POLICY     006       COPY ONLY
2001-C2   232                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   232                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   232                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   232                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   232                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   233                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   233                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   233                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   234                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   234                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   234                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   235                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   235                 SECURITY INSTR   009       COPY OF RECORDED
2001-C2   235                 SECURITY INSTR   009       COPY OF RECORDED
2001-C2   235                 ASSGN OF LEASES  009       COPY OF RECORDED
2001-C2   235                 UCC1-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   235                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   235                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   236                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   236                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   236                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   230                 MONEY BACK / AMCC
2001-C2   231                 AMCC/ WELLS FARGO
2001-C2   231
2001-C2   231                 AMCC/ WELLS FARGO
2001-C2   231                 AMCC/ WELLS FARGO
2001-C2   231
2001-C2   231                 AMCC/ WELLS FARGO
2001-C2   231                 AMCC/ WELLS FARGO
2001-C2   232                 AMCC/WELLS FARGO
2001-C2   232
2001-C2   232                 AMCC
2001-C2   232                 AMCC/WELLS FARGO
2001-C2   232                 AMCC/WELLS FARGO
2001-C2   232                 AMCC/WELLS FARGO
2001-C2   232                 AMCC/WELLS FARGO
2001-C2   233                 MONEY BACK / AMCC
2001-C2   233                 AMCC / WELLS FARGO
2001-C2   233
2001-C2   233                 AMCC / WELLS FARGO
2001-C2   233                 MONEY BACK / AMCC
2001-C2   233                 AMCC / WELLS FARGO
2001-C2   233                 MONEY BACK / AMCC
2001-C2   233                 AMCC / WELLS FARGO
2001-C2   233                 MONEY BANK / AMCC
2001-C2   234                 SBRC / WELLS FARGO
2001-C2   234                 AMCC / WELLS FARGO
2001-C2   234                 AMCC
2001-C2   234                 AMCC / WELLS FARGO
2001-C2   234                 MONEYBACK INVESTMENT / AMCC
2001-C2   234                 AMCC / WELLS FARGO
2001-C2   234                 MONEYBACK / AMCC
2001-C2   234                 AMCC  /  WELLS FARGO
2001-C2   234                 MONEYBACK / AMCC
2001-C2   234                 AMCC / WELLS FARGO
2001-C2   235                 MONEY BANK INVESTMENT CORP / AMCC
2001-C2   235                 AMCC/ WELLS FARGO
2001-C2   235                 ORIGINAL SIGNATURES & RECORDING INFORMATION
2001-C2   235                 STAMPED DUPLICATE & COPY
2001-C2   235                 ORIGINAL SIGNATURES & RECORDING /  STAMPED COPY & DUPLICATE
2001-C2   235
2001-C2   235                 AMCC/ WELLS FARGO
2001-C2   235                 MONEY BACK /AMCC
2001-C2   235                 AMCC/ WELLS FARGO
2001-C2   235                 MONEY BACK / AMCC
2001-C2   235
2001-C2   235                 AMCC/ WELLS FARGO
2001-C2   235                 MONEY BACK / AMCC
2001-C2   235                 AMCC/ WELLS FARGO
2001-C2   235                 MONEY BACK / AMCC
2001-C2   236                 AMCC/WELLS FARGO
2001-C2   236                 AMCC/WELLS FARGO
2001-C2   236                 AMCC/WELLS FARGO

POOL     LOAN #  PREV. LN #   NAME                            ADDRESS                          CITY                     ST   ZIP
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070
2001-C2   236                 GOODYEAR/WENCO BLDG             8585 SOUTH SANDY PARKWAY         SANDY                    UT   84070
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   237                 2436 EAST INDIAN SCHOOL ROAD    2436 EAST INDIAN SCHOOL ROAD     PHOENIX                  AZ   85016
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   238                 WMC INTERNATIONAL INDUSTRIAL    21441 NORTH 3RD AVENUE           PHOENIX                  AZ   85027
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716
2001-C2   239                 DESERT CLUB APARTMENTS          3805 EAST FIFTH STREET           TUCSON                   AZ   85716

POOL     LOAN #  PREV. LN #   DOCUMENT         EXC CODE  EXCEPTION
2001-C2   236                 UCC1-STATE       009       COPY OF RECORDED
2001-C2   236                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   236                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 ORIG NOTE        338       NOTE ENDORSEMENT MISSING BUYING COMPANY NAME
2001-C2   237                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   237                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   238                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   238                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ASSIGN OF MTG 2  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   238                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   239                 ORIG NOTE        331       ENDORSEMENT IS MISSING
2001-C2   239                 ASSG TO TRUSTEE  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ASSIGN OF MTG    001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ASSIGN OF MTG 2  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 ASSIGN OF ASSIG  001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-COUNTY      001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE
2001-C2   239                 UCC3-STATE       001       REQUIRED DOCUMENT IS NOT IN FILE

POOL     LOAN #  PREV. LN #   COMMENTS
2001-C2   236                 AMCC
2001-C2   236                 AMCC/WELLS FARGO
2001-C2   236                 AMCC/WELLS FARGO
2001-C2   237                 GCFP/WFB AS TRUSTEE
2001-C2   237                 GCFP/WFB AS TRUSTEE
2001-C2   237                 UNEXECUTED COPY IN FILE
2001-C2   237                 GCFP/WFB AS TRUSTEE
2001-C2   237                 UNEXECUTED COPY IN FILE
2001-C2   237                 GCFP/WFB AS TRUSTEE
2001-C2   237                 GCFP/WFB AS TRUSTEE
2001-C2   238                 MONEYBACK / AMCC
2001-C2   238                 AMCC / WELLS FARGO
2001-C2   238                 AMCC / WELLS FARGO
2001-C2   238                 MONEYBACK / AMCC
2001-C2   238                 CATALINA MTG / MONEYBACK
2001-C2   238                 AMCC / WELLS FARGO
2001-C2   238                 MONEYBACK / AMCC
2001-C2   238                 CATALINA / MONEYBACK
2001-C2   238                 CATALINA  / MONEYBACK
2001-C2   238                 MONEYBACK / AMCC
2001-C2   238                 AMCC / WELLS FARGO
2001-C2   238                 CATALINA / MONEYBACK
2001-C2   238                 MONEYBACK / AMCC
2001-C2   238                 AMCC / WELLS FARGO
2001-C2   239                 MONEYBACK / AMCC
2001-C2   239                 AMCC / WELLS FARGO
2001-C2   239                 AMCC / WELLS FARGO
2001-C2   239                 MONEYBACK / AMCC
2001-C2   239                 CATALINA MORTGAGE ;/ MONEYBACK INVESTMENT
2001-C2   239                 AMCC / WELLS FARGO
2001-C2   239                 MONEYBACK / AMCC
2001-C2   239                 CATALINA MORTGAGE / MONEYBACK INVESTMENT
2001-C2   239                 CATALINA MTG / MONEYBACK
2001-C2   239                 MONEYBACK / AMCC
2001-C2   239                 AMCC / WELLS FARGO
2001-C2   239                 CATALINA MTG / MONEYBACK INVESTMENT
2001-C2   239                 MONEYBACK / AMCC
2001-C2   239                 AMCC / WELLS FARGO

                                   EXHIBIT B-3

                         FORM OF CUSTODIAL CERTIFICATION


                                     [date]

Salomon Brothers Mortgage Securities VII, Inc.     Wells Fargo Bank Minnesota, N.A.
388 Greenwich Street                               11000 Broken Land Parkway
New York, New York  10013                          Columbia, Maryland  21044

Salomon Brothers Realty Corp.                      J.P. Morgan Securities Inc.
388 Greenwich Street                               270 Park Avenue, 6th Floor
New York, New York  10013                          New York, New York  10017

Artesia Mortgage Capital Corporation               Greenwich Capital Financial Products, Inc.
1180 Northwest Maple Street, Suite 202             600 Steamboat Road
Issaquah, Washington  98027                        Greenwich, Connecticut  06830

Greenwich Capital Markets, Inc.                    First Union Securities, Inc.
600 Steamboat Road                                 401 South Tryon Street
Greenwich, Connecticut  06830                      Charlotte, North Carolina  28288

Midland Loan Services, Inc.                        Credit Suisse First Boston Corporation
210 West 10th Street, 6th Floor                    Eleven Madison Avenue
Kansas City, Missouri  64105                       New York, New York  10010

Salomon Smith Barney Inc.                          Allied Capital Corporation
388 Greenwich Street                               1919 Pennsylvania Avenue, NW
New York, New York  10013                          Washington, D.C.  20006



         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

         Pursuant to Section 2.02(b) of the Pooling and Servicing Agreement dated as of December 1, 2001 and related to the above-referenced Certificates (the "Agreement"), JPMorgan Chase Bank as custodian on behalf of the Trustee (the "Custodian"), hereby certifies as to each Original Mortgage Loan subject to the Agreement (except as identified in the exception report attached hereto) that: (i) the original Mortgage Note specified in clause (i) of the definition of "Mortgage File" in the Agreement and all allonges thereto, if any (or a copy of such Mortgage Note, together with a "lost note affidavit" certifying that the original of such Mortgage Note has been lost), the original or copy of each document specified in clauses (ii) and (iv) of the definition of "Mortgage File" in the Agreement, the original or copy of the policy of title insurance specified in clause (vii) of the definition of "Mortgage File" in the Agreement, originals or copies of any documents specified in clauses (iii), (v), (vi),
(ix), (xii), and (xiii) of the definition of "Mortgage File" in the Agreement (to the extent that the Trustee has actual knowledge that such documents exist), the original or a copy of each document specified in clause (viii) of the definition of "Mortgage File" in the Agreement (without regard to the parenthetical in such clause (viii)) and any other Specially Designated Mortgage Loan Documents

                                     B-3-1
are in its possession or the possession of a Custodian on its behalf; (ii) if the date of this report is more than 180 days after the Closing Date, the recordation/filing contemplated by Section 2.01(e) of the agreement has been completed (based solely on receipt by the Custodian of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower), (B) appear to have been executed and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) and Section 2.02(b) of the Agreement and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii)(A) (other than the zip code), (iii)(A) and (vi)(B) of the definition of "Mortgage Loan Schedule" in the Agreement accurately reflects the information set forth in the Mortgage File. The Custodian, upon request, shall distribute current exception reports to any party to the Agreement, the Rating Agencies or the Certificateholders for as long as there are exceptions outstanding.

         Pursuant to Section 2.02(c) of the Agreement, the Custodian is not under any obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, the Custodian shall not have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

         In performing the reviews contemplated by Section 2.02(a) and Section 2.02(b) of the Agreement, the Trustee or a Custodian on its behalf may have conclusively relied on the related Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's and any Custodian's review of the Mortgage Files is limited solely to confirming that the documents specified in clauses (i),
(ii), (iii) (to the extent that the Trustee has actual knowledge that such documents exist), (iv), (v) (to the extent that the Trustee has actual knowledge that such documents exist), (vii), (viii) and (xii) of the definition of "Mortgage File" in the Agreement have been received and such additional information as will be necessary for making and/or delivering the certifications required by Section 2.02(a) and Section 2.02(b) of the Agreement. Further, with respect to UCC filings, absent actual knowledge or copies of UCC filings in the Mortgage File indicating otherwise, the Trustee shall assume for purposes of the certifications delivered pursuant to Section 2.02 of the Agreement, that one state level UCC filing and one county level UCC filing was made for each Mortgaged Property operated as a healthcare or hospitality property.


                                     B-3-2

         Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.


                                 Respectfully,

                                 JPMORGAN CHASE BANK
                                 not in its individual capacity but solely as Custodian


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:



                                     B-3-3

                                   EXHIBIT B-4

                                     FORM OF
                            NOTICE AND CERTIFICATION
                      REGARDING DEFEASANCE OF MORTGAGE LOAN

      FOR ANY LOAN THAT IS NOT AMONG TEN (10) LARGEST LOANS IN POOL, WITH OUTSTANDING BALANCE OF (a) $20,000,000 OR LESS, OR (b) LESS THAN 5% OF OUTSTANDING POOL BALANCE, WHICHEVER IS LESS

To:      Standard & Poor's Ratings Services
         55 Water Street
         New York, New York 10041
Attn:    Commercial Mortgage Surveillance
         Moody's Investors Service, Inc.
         99 Church Street, 6th floor
         New York, New York 10007

From: Midland Loan Services, Inc., in its capacity as Master Servicer (the "Master Servicer") under the Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Master Servicer, Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. in its capacity as General Special Servicer and in its capacity as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder.

Date:    _________, 20___

Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2

         Mortgage loan (the "Mortgage Loan") identified by loan number _____ on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged Properties identified on the Mortgage Loan Schedule by the following names:____________________

               ____________________


         Reference is made to the Pooling and Servicing Agreement described above. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement.

         As Master Servicer under the Pooling and Servicing Agreement, we hereby:

                  1. Notify you that the Borrower has consummated a defeasance of the Mortgage Loan pursuant to the terms of the Mortgage Loan, of the type checked below:

                           ____ a full defeasance of the payments scheduled to be due in respect of the entire Principal Balance of the Mortgage Loan; or


                                     B-4-1

                           ____ a partial defeasance of the payments scheduled to be due in respect of a portion of the Principal Balance of the Mortgage Loan that represents ___% of the entire Principal Balance of the Mortgage Loan and, under the Mortgage, has an allocated loan amount of $____________ or _______% of the entire Principal Balance;

                  2. Certify that each of the following is true, subject to those exceptions set forth with explanatory notes on Exhibit A hereto, which exceptions the Master Servicer has determined, consistent with the Servicing Standard, will have no material adverse effect on the Mortgage Loan or the defeasance transaction:

                           a. The Mortgage Loan Documents permit the defeasance, and the terms and conditions for defeasance specified therein were satisfied in all material respects in completing the defeasance.

                           b.       The defeasance was consummated on
                                    __________, 20__.

                           c. The defeasance collateral consists of securities that (i) constitute "government securities" as defined in Section 2(a)(16) of the Investment Company Act of 1940 as amended (15 U.S.C. 80A1), (ii) are listed as "Qualified Investments for `AAA' Financings" under Paragraphs 1, 2 or 3 of "Cash Flow Approach" in Standard & Poor's Public Finance Criteria 2000, as amended to the date of the defeasance, (iii) are rated `AAA' by Standard & Poor's, (iv) if they include a principal obligation, the principal due at maturity cannot vary or change, and (v) are not subject to prepayment, call or early redemption. Such securities have the characteristics set forth below:

                                         CUSIP RATE MAT PAY DATES ISSUED

                           d. The Master Servicer received an opinion of counsel (from counsel approved by Master Servicer in accordance with the Servicing Standard) that the defeasance will not result in an Adverse REMIC Event.

                           e. The Master Servicer determined that the defeasance collateral will be owned by an entity (the "Defeasance Obligor") as to which one of the statements checked below is true:

                                    ____     the related Borrower was a
                                             Single-Purpose Entity (as defined
                                             in Standard & Poor's Structured
                                             Finance Ratings Real Estate Finance
                                             Criteria, as amended to the date of
                                             the defeasance (the "S&P
                                             Criteria")) as of the date of the
                                             defeasance, and after the
                                             defeasance owns no assets other
                                             than the defeasance collateral and
                                             real property securing Mortgage
                                             Loans included in the pool.

                                    ____     the related Borrower designated a
                                             Single-Purpose Entity (as defined
                                             in the S&P Criteria) to own the
                                             defeasance collateral; or


                                     B-4-2

                                    ____     the Master Servicer designated a
                                             Single-Purpose Entity (as defined
                                             in the S&P Criteria) established
                                             for the benefit of the Trust to own
                                             the defeasance collateral.

                           f. The Master Servicer received a broker or similar confirmation of the credit, or the accountant's letter described below contained statements that it reviewed a broker or similar confirmation of the credit, of the defeasance collateral to an Eligible Account (as defined in the S&P Criteria) in the name of the Defeasance Obligor, which account is maintained as a securities account by the Certificate Administrator acting as a securities intermediary.

                           g. As securities intermediary, the Certificate Administrator is obligated to make the scheduled payments on the Mortgage Loan from the proceeds of the defeasance collateral directly to the Master Servicer's collection account in the amounts and on the dates specified in the Mortgage Loan Documents or, in a partial defeasance, the portion of such scheduled payments attributed to the allocated loan amount for the real property defeased, increased by any defeasance premium specified in the Mortgage Loan Documents (the "Scheduled Payments").

                           h. The Master Servicer received from the Borrower written confirmation from a firm of independent certified public accountants, who were approved by the Master Servicer in accordance with the Servicing Standard stating that (i) revenues from principal and interest payments made on the defeasance collateral (without taking into account any earnings on reinvestment of such revenues) will be sufficient to timely pay each of the Scheduled Payments after the defeasance including the payment in full of the Mortgage Loan (or the allocated portion thereof in connection with a partial defeasance) on its Maturity Date (or, in the case of an ARD Mortgage Loan, on its Anticipated Repayment Date), (ii) the revenues received in any month from the defeasance collateral will be applied to make Scheduled Payments within four (4) months after the date of receipt, and (iii) interest income from the defeasance collateral to the Defeasance Obligor in any calendar or fiscal year will not exceed such Defeasance Obligor's interest expense for the Mortgage Loan (or the allocated portion thereof in a partial defeasance) for such year.

                           i. The Master Servicer received opinions from counsel, who were approved by the Master Servicer in accordance with the Servicing Standard, that (i) the agreements executed by the Borrower and/or the Defeasance Obligor in connection with the defeasance are enforceable against them in accordance with their terms, and (ii) the Trustee will have a perfected, first priority security interest in the defeasance collateral described above.


                                     B-4-3

                           j. The agreements executed in connection with the defeasance (i) permit reinvestment of proceeds of the defeasance collateral only in Permitted Investments (as defined in the S&P Criteria), (ii) permit release of surplus defeasance collateral and earnings on reinvestment to the Defeasance Obligor or the Borrower only after the Mortgage Loan has been paid in full, if any such release is permitted, (iii) prohibit any subordinate liens against the defeasance collateral, and
                                    (iv) provide for payment from sources other than the defeasance collateral or other assets of the Defeasance Obligor of all fees and expenses of the securities intermediary for administering the defeasance and the securities account and all fees and expenses of maintaining the existence of the Defeasance Obligor.

                           k. The Mortgage Loan is not among the ten (10) largest loans in the pool. The entire Principal Balance of the Mortgage Loan as of the date of defeasance was $___________ [$20,000,000 or less or less than five percent of pool balance, whichever is less] which is less than 5% of the aggregate Certificate Principal Balance of the Certificates as of the date of the most recent Certificateholder Report received by us (the "Current Report").

                           l. The defeasance described herein, together with all prior and simultaneous defeasances of Mortgage Loans, brings the total of all fully and partially defeased Mortgage Loans to $__________________, which is _____% of the Aggregate Certificate Balance of the Certificates as of the date of the Current Report.

                  3. Certify that, in addition to the foregoing, Master Servicer has imposed such additional conditions to the defeasance, subject to the limitations imposed by the Mortgage Loan Documents, as are consistent with the Servicing Standard.

                  4. Certify that Exhibit B hereto is a list of the material agreements, instruments, organizational documents for the Defeasance Obligor, and opinions of counsel and independent accountants executed and delivered in connection with the defeasance described above and that originals or copies of such agreements, instruments and opinions have been transmitted to the Trustee or a Custodian on its behalf for placement in the related Mortgage File or, to the extent not required to be part of the related Mortgage File, are in the possession of the Master Servicer as part of the Master Servicer's Servicing File.

                  5. Certify and confirm that the determinations and certifications described above were rendered in accordance with the Servicing Standard set forth in, and the other applicable terms and conditions of, the Pooling and Servicing Agreement.

                  6. Certify that the individual under whose hand the Master Servicer has caused this Notice and Certification to be executed did constitute a Servicing Officer as of the date of the defeasance described above.


                                     B-4-4

                  7. Agree to provide copies of all items listed in Exhibit B to you upon request.


                                     B-4-5

           IN WITNESS WHEREOF, the Master Servicer has caused this Notice and Certification to be executed as of the date captioned above.

                                       MIDLAND LOAN SERVICES, INC.
                                       as Master Servicer:


                                       By:____________________________________
                                            Name:
                                            Title:


                                     B-4-6

                                   EXHIBIT C-1

                   LETTERS OF REPRESENTATIONS AMONG DEPOSITOR,
                CERTIFICATE ADMINISTRATOR AND INITIAL DEPOSITORY


                                      C-1-1

                        (DEPOSITORY TRUST COMPANY LOGO)

         Book-Entry-Only Collateralized Mortgage Obligations (CMOs) --
            Without Owner Option to Redeem/Pass-Through Securities/
                          and Asset-Backed Securities

                           LETTER OF REPRESENTATIONS
                     [To be Completed by Issuer and Agent]


                 Salomon Brothers Mortgage Securities VII, Inc.
              ----------------------------------------------------
                                [Name of Issuer]


                              JPMorgan Chase Bank
              ----------------------------------------------------
                                [Name of Agent]


                                                                December  , 2001
                                                                ----------------
                                                                          [Date]



Attention:  General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street 49th Floor
New York, NY 10041-0099

            RE: Salomon Brothers Mortgage Securities VII, Inc.
                --------------------------------------------------------------

                Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                --------------------------------------------------------------

                Class A-1,A-2,A-3,B,C,D,E,F,G,H,J,K,L,M,N,P,Q,X-1 and X-2
                --------------------------------------------------------------
                            [Issue description (the "Securities")]

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the Securities. Agent shall act as trustee, paying agent, fiscal agent, or other such agent of Issuer with respect to the Securities. The Securities have been issued pursuant to a trust indenture, trust agreement, pooling and servicing agreement or other such document authorizing the issuance of the Securities dated December 1, 2001 (the "Document"). *Please see below.

                                             ["Underwriter/Placement Agent]

   *Solomon Smith Barney Inc., Greenwich Capital Markets, Inc., Credit Suisse
    First Boston Corporation, First Union Securities, Inc. and J.P. Morgan Securities Inc.

is distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on December 27, 2001 there shall be deposited with DTC one or more Security certificates registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $400 million, one certificate shall be issued with respect to each $400 million of principal amount and an additional certificate shall be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Issuer Represents: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.]

     [The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

     On each day on which Agent is open for business and on which it receives an instruction originated by a DTC participant ("Participant") through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of Securities (a "Deposit Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

     On each day on which Agent is open for business and on which it receives an instruction originated by Participant through the DWAC system to decrease the Participant's account by a specified number of Securities (a "Withdrawal Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

     Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new reissued or reregistered certificated Security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.]

     2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC no fewer than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Reorganization Department, Proxy Unit at (212) 855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5202. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                             Supervisor, Proxy Unit
                             Reorganization Department
                             The Depository Trust Company
                             55 Water Street 50th Floor
                             New York, NY 10041-0099

     4. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding;
(b) in the case of refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be no fewer than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                    Manager, Call Notification Department
                    The Depository Trust Company
                    711 Stewart Avenue
                    Garden City, NY 11530-4719

     5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders shall be sent to DTC specifying the terms of the tender and the Publication Date of such notice. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use and timeliness of such notice.) Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be directed to DTC's Reorganization Department at (212) 855-5488. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5290. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                    Manager, Reorganization Department
                    Reorganization Window
                    The Depository Trust Company
                    55 Water Street 50th Floor
                    New York, NY 10041-0099

     6. It is understood that if the Security holders shall at any time have the right to tender the Securities to Issuer and require that Issuer repurchase such holders' Securities pursuant to the Document and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner, is entitled to tender the Securities, such tenders will be effected by means of DTC's Repayment Option Procedures. Under the Repayment Option Procedures, DTC shall receive, during the applicable tender period, instructions from its Participants to tender Securities for purchase. Issuer and Agent agree that such tender for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Agent, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that promptly after the recording of any such book-entry credit, it will provide to Agent an Agent Receipt and Confirmation or the equivalent, in accordance with the Repayment Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tender for purchase has been made.

     Agent shall send DTC notice regarding such optional tender by hand or by a secure means (e.g., legible facsimile transmission, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be no fewer than 15 days prior to the expiration date of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Put Bond Unit at (212)855-5235. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212)855-5230. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                           Supervisor, Put Bond Unit
                           Reorganization Department
                           The Depository Trust Company
                           55 Water Street 50th Floor
                           New York, NY 10041-0099

     7. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     8. Issuer or Agent shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably five, but no fewer than two, business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 855 4555, and receipt of such notices shall be confirmed by telephoning (212) 855-4550. Notices to DTC, pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                           Manager, Announcements
                           Dividend Department
                           The Depository Trust Company
                           55 Water Street 25th Floor
                           New York, NY 10041-0099

     9. Issuer represents: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.] [The interest accrual period is record date to record date.]

     10. Issuer or Agent shall provide a written notice of interest payment information, including the stated coupon rate information, to DTC as soon as the information is available. Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555 or (212) 855-4556. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-4550. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to DTC's Dividend Department as indicated in Paragraph 8.

     11. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Issuer shall remit by 1:00 p.m. (Eastern
Time) on the payment date all such interest payments due Agent, or at such earlier time as may be required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Dividend Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     12. Issuer or Agent shall provide DTC's Dividend Department, no later than 12:00 noon (Eastern Time) on the payment date, automated notification of CUSIP-level detail. If the circumstances prevent the funds paid to DTC from equaling the dollar amount associated with the detail payments by 12:00 noon (Eastern Time), Issuer or Agent must provide CUSIP-level reconciliation to DTC no later than 2:30 p.m. (Eastern Time). Reconciliation must be provided by either automated means or written format. Such reconciliation notice, if sent by telecopy, shall be directed to DTC Dividend Department at (212) 855-4633 and receipt of such reconciliation notice shall be confirmed by telephoning (212) 855-4430.

     13. Maturity and redemption payments allocated with respect to each CUSIP number shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such maturity and redemption payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Redemption Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     14. Principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such reorganization payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Reorganization Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     15. Agent shall send DTC all periodic certificate holders remittance reports with respect to the Securities. If sent by facsimile transmission, such reports shall be sent to (212) 855-4777. If the party sending the report does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-4590.

     16. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     17. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

     18. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     19. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

     20. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     21. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

     22. This Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

     23. The sender of each notice delivered to DTC pursuant to this Letter of Representations is responsible for confirming that such notice was properly received by DTC.

     24. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with the following, as amended from time to time;
(a) any exemptions from registration under the Securities Act of 1933; (b) the Investment Company Act of 1940; (c) the Employee Retirement Income Security Act of 1974; (d) the Internal Revenue Code of 1986; (e) any rules of any self-regulatory organizations (as defined under the Securities Exchange Act of 1934); or (f) any other local, state, or federal laws or regulations thereunder.

     25. Issuer hereby authorizes DTC to provide to Agent listings of Participants' holdings, known as Securities Position Listings ("SPLs") with respect to the Securities from time to time at the request of the Agent. DTC charges a fee for such SPLs. This authorization, unless revoked by Issuer, shall continue with respect to the Securities while any Securities are on deposit at DTC, until and unless Agent shall no longer be acting. In such event, Issuer shall provide DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Requests for SPLs shall be sent by telecopy to the Proxy Unit of DTC's Reorganization Department at (212) 855-5181 or (212) 855-5182. Receipt of such requests shall be confirmed by telephoning (212) 855-5202. Requests for SPLs, sent by mail or by any other means, shall be directed to the address indicated in Paragraph 3.

     26. Issuer and Agent shall comply with the applicable requirements stated in DTC's Operational Arrangements, as they may be amended from time to time. DTC's Operational Arrangements are posted on DTC's website at "www.DTC.org."

     27. The following rider(s), attached hereto, are hereby incorporated into this Letter of Representations:

     Rider 1: Representation for Rule 144A Securities
-------------------------------------------------------------------------------
     Rider 2: Representations for Rule 144A Securities (Portal)
-------------------------------------------------------------------------------
     Rider 3: Representations for Securities Eligible for Transfer Pursuant to
              Regulation S

Notes:
------

A. If there is an Agent (as defined in this Letter of Representations), Agent as well as Issuer must sign this Letter. If there is no Agent, in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.
                                  Very truly yours,

                                  Salomon Brothers Mortgage Securities VII, Inc.
                                  ----------------------------------------------
                                                     [Issuer]

                                   By:
                                      ------------------------------------------
                                           [Authorized Officer's Signature]

                                   JP Morgan Chase Bank
                                   --------------------------------------------
                                                      [Agent]

                                   By:
                                      ------------------------------------------
                                           [Authorized Officer's Signature]


Received and Accepted:
THE DEPOSITORY TRUST COMPANY





cc: Underwriter/Placement Agent
    Underwriter's/Placement Agent's Counsel

                                                                      SCHEDULE A

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
              Salomon Brothers Commercial Mortgage Trust 2001-C2,

                                                                 INITIAL
                              PRINCIPAL                        PASS-THROUGH
CLASS          CUSIPS           AMOUNT         MATURITY          RATE(1)

A-1           79549AJG5      $ 50,000,000    June 13, 2006        4.4820%
A-2           79549AJH3      $ 90,000,000    February 13, 2010    6.1680%
A-3           79549AJJ9      $530,163,000    October 13, 2011     6.4990%
B             79549AJK6      $ 36,751,000    October 13, 2011     6.7050%
C             79549AJL4      $ 10,810,000    October 13, 2011     6.8420%
D             79549AJM2      $ 27,022,000    October 13, 2011     6.9700%
E             79549AJQ3      $ 11,890,000    October 13, 2011     7.0870%
X-1(3)        79549AJN0      $864,727,715(2) November 2036        0.5815%
X-2(3)        79549AJP5      $513,353,000(2) November 2036        0.8017%
F(3)          79549AJR1      $ 10,809,000    October 13, 2011     7.1730%
G(3)          79549AJS9      $ 14,052,000    November 13, 2011    7.2220%
H(3)          79549AJT7      $ 10,809,000    November 13, 2011    7.4451%
J(3)          79549AJU4      $ 18,376,000    November 13, 2011    6.1630%
K(3)          79549AJV2      $ 14,052,000    November 13, 2011    6.1630%
L(3)          79549AJV2      $  6,485,000    November 13, 2011    6.1630%
M(3)          79549AJX8      $  5,405,000    November 13, 2011    6.1630%
N(3)          79549AJY6      $  6,485,000    December 13, 2011    6.1630%
P(3)          79549AJZ3      $  5,405,000    December 13, 2016    6.1630%
Q(3)          79549AKD0      $ 16,213,715    December 13, 2016    6.1630%


(1)  Approximate
(2)  Notional Amount
(3)  Rule 144A Securities

                         REGULATION S GLOBAL SECURITIES
                         ---------- - ------ ----------

                                                                      INITIAL
                                                                      PASS-THROUGH
CLASS     CUSIP NO.      PRINCIPAL AMOUNT    MATURITY DATE            RATE(1)
-----     -----------    ----------------    -----------------        ------------
X-1       U72878 ES 3          $0            November 2036            0.5815%
X-2       U72878 ET 1          $0            November 2036            0.8017%
F         U72878 EV 6          $0            October 13, 2011         7.1730%
G         U72878 EW 4          $0            November 13, 2011        7.2220%
H         U72878 EX 2          $0            November 13, 2011        7.4451%
J         U72878 EY 0          $0            November 13, 2011        6.1630%
K         U72878 EZ 7          $0            November 13, 2011        6.1630%
L         U72878 FA 1          $0            November 13, 2011        6.1630%

________
(1) Approximate

                                                                      SCHEDULE B

                       SAMPLE OFFERING DOCUMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE

(Prepared by DTC -- bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $400 million, one certificate will be issued with respect to each $400 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct
Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").
The Rules applicable to DTC and its Direct and Indirect Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the security documents. Beneficial Owners of Securities may wish to ascertain that the nominee holding the Securities for their benefit has agreed to obtain and transmit notices to Beneficial Owners, or in the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of the notices be provided directly to them.]

     [6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Redemption proceeds, distributions, and divided payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividends to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to [Tender/Remarketing] Agent's DTC account.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                   [DTC LOGO]

                  REPRESENTATIONS FOR RULE 144A SECURITIES --
                TO BE INCLUDED IN DTC LETTER OF REPRESENTATIONS
                          (Class X-1, X-2, F, G and H)

     1. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities,(1) eligible for transfer under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and identified by a CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

     2. Issuer represents that the Securities are: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.]

[an issue of nonconvertible debt securities or nonconvertible preferred stock which is rated in one of the top four categories by a nationally recognized statistical rating organization ("Investment Grade Securities").]

     3. If the Securities are not Investment-Grade Securities, Issuer and Agent acknowledge that if such Securities cease to be included in a SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under any of the aforementioned circumstances, at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant ("Participant") having Securities credited to its DTC accounts.

     4. Issuer and Agent acknowledge that, so long as Cede & Co. is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities.

------------
     (1)A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A, Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering; provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depositary receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."

Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of the Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A; (b) of other exemptions from registration under the Securities Act or any other state or federal laws; or (c) of the offering documents.

                                     [DTC LOGO]

                  REPRESENTATIONS FOR RULE 144A SECURITIES --
                TO BE INCLUDED IN DTC LETTER OF REPRESENTATIONS

     1. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities,(1) eligible for transfer under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and identified by a CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

     2. Issuer represents that the Securities are: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.]

(For the Class J,K,L,M,N,P and Q) included within PORTAL, a Self-Regulatory Organization System approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A) an "SRO Rule 144A System").

     3. If the Securities are not Investment-Grade Securities, Issuer and Agent acknowledge that if such Securities cease to be included in an SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice of Issuer and Agent. Under any of the aforementioned circumstances, at DTC's request, Issuer or Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant ("Participant") having Securities credited to its DTC accounts.

     4. Issuer and Agent acknowledge that, so long as Cede & Co. is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities.

----------------------
     (1) A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A, Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering; provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depositary receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."

Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of the Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A; (b) of other exemptions from registration under the Securities Act or any other state or federal securities laws; or (c) of the offering documents.

                        [DEPOSITORY TRUST COMPANY LOGO]

 REPRESENTATIONS FOR SECURITIES ELIGIBLE FOR TRANSFER PURSUANT TO REGULATION S
       WHERE ISSUER HAS REQUESTED A TEMPORARY "CHILL" ON DELIVER ORDERS--
                TO BE INCLUDED IN DTC LETTER OF REPRESENTATIONS
                     (Class X-1, X-2, F, G, H, J, K and L)

     Issuer has requested that, with respect to the Securities that are eligible for transfer pursuant to Regulation S, which have been identified by a separate CUSIP number (the "Regulation S Securities"), DTC not effect book-entry deliveries (except deliveries via DTC's Deposit/Withdrawal at Custodian DWAC system in Participant accounts maintained by banks that act as depositaries for Cedel and Euroclear) until February 5, 2002.

     In the event that Issuer desires an extension or shortening of this "Deliver Order Chill," Issuer or Agent(1) shall send DTC a notice requesting that the Deliver Order Chill be eliminated as of a specified date. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days prior to the date specified for elimination of the Deliver Order Chill. If sent by telecopy, such notice shall be sent to (212)344-1531 or
(212)855-3728. Issuer or Agent shall confirm DTC's receipt of such telecopy by telephoning DTC's Underwriting Department at (212)855-3731. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

          Manager, Eligibility Section
          Underwriting Department
          The Depository Trust Company
          55 Water Street 19th Floor
          New York, NY 10041-0099

-------------------
     (1) Agent shall be defined as Depositary, Trustee, Trust Company, Issuing Agent and/or Paying Agent as such definition applies in the DTC Letter of Representations to which this rider may be attached.

                                   EXHIBIT C-2

                           FORM OF ABC SUPPORT LETTER
              RELATING TO THE AMCC MORTGAGE LOAN PURCHASE AGREEMENT


                          [See Attached Comfort Letter]


                                      C-2-1

                            [ARTESIA BC LETTERHEAD]

                                                         As of December 14, 2001
Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street, 11th Floor
New York, New York 10013

Wells Fargo Bank Minnesota, N.A.
45 Broadway, 12th Floor
New York, New York 10006

Ladies and Gentlemen:

          In connection with the issue, offer and sale of the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), in which Artesia Mortgage Capital Corporation ("AMCC") is involved in its capacity as a mortgage loan seller, and for which the closing date is scheduled on or about December __, 2001, AMCC and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") will enter into a Mortgage Loan Purchase Agreement dated as of December __, 2001 (the "Agreement"). Capitalized terms not defined herein shall have the respective meanings ascribed thereto in the Agreement.

          Taking into account the capital links between Artesia Banking Corporation N.V./S.A. ("Artesia BC") and AMCC, which is a 100% affiliate of Artesia BC, and taking into account the interest of Artesia BC in the issue, offer and sale of the Certificates and the securitization market, Artesia BC irrevocably agrees for the benefit of SBMS VII, the trustee under the pooling and servicing agreement pursuant to which the Certificates were issued and the registered holders and beneficial owners of the Certificates (collectively, the "Beneficiaries"), to do any and all things and take any and all actions which may be necessary or appropriate to enable AMCC to execute and perform all of its obligations pursuant to the Agreement (collectively, the "Obligations"), including, without limitation, making all of the representations and warranties on behalf of AMCC and supporting any financial consequences incurred by any of the liability provisions of the Agreement. Without limiting the foregoing, in the event that AMCC encounters any difficulties of a human, technical or financial nature that may endanger its execution and performance of the Obligations, Artesia BC shall provide any and all human resources, technical assistance and financial intervention that may be necessary or appropriate to ensure the execution and performance of the Obligations.

                               [ARTESIA BC LOGO]

     Subject to the following sentence, Artesia BC shall keep in full effect its existence, rights and franchises as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this letter agreement and to perform its respective duties under this letter agreement. Artesia BC may, however, be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case, any Person resulting from any merger or consolidation to which Artesia BC shall be a party, or any Person succeeding to the business of Artesia BC, shall be the successor of Artesia BC hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Furthermore and subject to the following sentence, Artesia BC shall cause AMCC to keep in full effect its existence, rights and franchises as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized, with a net worth of at least $15,000,000 (U.S.), and shall cause AMCC to obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Agreement and to execute and perform the Obligations. AMCC may, however, by merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case, Artesia BC shall cause any Person resulting from any merger or consolidation to which AMCC shall be a party, or any Person succeeding to the business of AMCC, to assume the Obligations in writing and to be the successor of AMCC under the Agreement in all respects.

     Upon the occurrence of any of the following events, Artesia BC shall become directly and primarily liable for the Obligations:

     1. A failure on the part of Artesia BC to perform its obligations under this letter agreement, which failure continues unremedied for ten days following notice by any Beneficiary to Artesia BC of such failure; or


Artesia Comfort Letter (No. 2)

                               [ARTESIA BC LOGO]

     2. A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary cause under any present or future federal, state or foreign bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against AMCC and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; or

     3. AMCC shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

     4. AMCC shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

     No delay on the part of any Beneficiary in the exercise of any right or remedy arising under this letter agreement, the Agreement or otherwise with respect to all or any part of the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any Beneficiary of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this letter agreement or the Agreement shall be binding upon any Beneficiary, except as expressly set forth in a writing duly signed and delivered by such Beneficiary. Failure by any Beneficiary at any time or times hereafter to require strict performance by AMCC, any other guarantor of all or any part of the Obligations or any other person or entity of any of the provisions, warranties, terms and conditions contained in the Agreement now or at any time or times hereafter executed by such persons or entities and delivered to any Beneficiary shall not waive, affect or diminish any right of any Beneficiary at any time or times hereafter to demand strict performance thereof or of this letter agreement, and such right shall not be deemed to have been waived by any act or knowledge of any Beneficiary, or any Beneficiary's respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to AMCC or Artesia BC, as applicable, specifying such waiver, and is signed by the Beneficiary against which enforcement is sought.

Artesia Comfort Letter (No. 2)

                               [ARTESIA BC LOGO]


     To the maximum extent permitted by law, Artesia BC hereby waives any and all defenses to its obligations hereunder that would be available to a surety.

     THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED AND THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED IN ALL RESPECTS IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     ARTESIA BC IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THIS LETTER AGREEMENT OR THE AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND ARTESIA BC IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. ARTESIA BC AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. ARTESIA BC WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     ARTESIA BC AGREES THAT THE BENEFICIARIES SHALL HAVE THE RIGHT TO PROCEED AGAINST IT OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE BENEFICIARIES TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF A BENEFICIARY. ARTESIA BC WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH A BENEFICIARY MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.



Artesia Comfort Letter (No. 2)

                               [ARTESIA BC LOGO]



     ARTESIA BC IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT C/O AMCC, AT 1180 NORTHWEST MAPLE STREET, SUITE 202, ISSAQUAH, WASHINGTON 98027, ATTENTION:
GUY COOLS, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. ARTESIA BC IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS LETTER AGREEMENT OR THE AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF A BENEFICIARY TO BRING PROCEEDINGS AGAINST ARTESIA BC IN THE COURTS OF ANOTHER JURISDICTION.

     ARTESIA BC WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE AGREEMENT. ANY BENEFICIARY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS LETTER AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ARTESIA BC TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Any notice, demand, request or other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given and delivered to Artesia Banking Corporation N.V./S.A. at 1 WTC-tower 1, Boulevard du Roi Albert II, 30 Bte2, B-1000 Brussels, Attention:
Christel Jennes, Head of Legal Risk.

     Wherever possible, each provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this letter agreement.

     Subject to the following paragraph, this letter will remain in full force and effect and may not be terminated or otherwise revoked until the full and final repayment of all of the Certificates outstanding.


Artesia Comfort Letter (No. 2)

                               [Artesia BC Logo]

     If Artesia BC sells the majority of shares in AMCC, Artesia BC may be relieved of its obligations under this letter upon the satisfaction of all of the following conditions:

     1. the purchaser of those shares or another entity is willing to perform, and assumes in writing, the obligations of Artesia BC under this letter agreement;

     2. the entity that is to assume the obligations of Artesia BC under this letter agreement has a senior unsecured debt rating of no less than "A2" from Moody's Investors Service, Inc. ("Moody's") and "A+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"); and

     3. Moody's and S&P have confirmed in writing that the substitution of the obligor hereunder will not result in the qualification, downgrade or withdrawal of any rating assigned thereby to any Class of Certificates.


                                        Very truly yours,

                                        ARTESIA BANKING CORPORATION N.V./S.A.



                                        By:_____________________________
                                        Name:
                                        Title:








Artesia Comfort Letter (No. 2)

Acknowledged and agreed to as of the 14 day of December, 2001

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

By:
   ----------------------------------------
   Name:
   Title:

Acknowledged as of the   day of
December, 2001

WELLS FARGO BANK MINNESOTA, N.A.
As Trustee on behalf of itself and the Certificateholders

By:
   ----------------------------------------
   Name:
   Title:



Artesia Comfort Letter (No.2)

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York  10001
Attention:        Institutional Trust Services, Salomon Brothers Commercial
                  Mortgage Trust 2001-C2, Salomon Brothers Mortgage Securities
                  VII, Inc., Series 2001-C2


         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

         In connection with the administration of the Mortgage Files held by you as Custodian on behalf of the trustee under a certain Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, the undersigned as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder, Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder and you, JPMorgan Chase Bank, as Certificate Administrator and as Tax Administrator, the undersigned as Master Servicer hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

        ______    1.    Mortgage Loan paid in full.

                  The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

        ______    2.    Other.  (Describe)_____________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                                     D-1-1

The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

         Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                         MIDLAND LOAN SERVICES, INC.
                                         as Master Servicer


                                         By:____________________________________
                                             Name:
                                             Title:

                                     D-1-2

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York  10001
Attention:   Mortgage Backed Services,
             Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Pass-Through Certificates, Series 2001-C2

         In connection with the administration of the Mortgage Files held by you as Custodian on behalf of the Trustee (as defined below) under a certain Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder, Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder and you, JPMorgan Chase Bank, as Certificate Administrator and as Tax Administrator, the undersigned as [General Special Servicer] [Birch Run Special Servicer] hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you as Custodian on behalf of the Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

           ______    1.        The Mortgage Loan is being foreclosed.

           ______    2.        Other.  (Describe) _____________________________

                     __________________________________________________________

                     __________________________________________________________


The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the Mortgage Loan is

                                     D-2-1
being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

         Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                          [GENERAL SPECIAL SERVICER] [BIRCH RUN
                                           SPECIAL SERVICER]


                                          By: __________________________________
                                              Name:
                                              Title:


                                     D-2-2

                                    EXHIBIT E

                     FORM OF STATEMENT TO CERTIFICATEHOLDERS


                                 [See Attached]

DISTRIBUTION DATE :   SALOMON BROTHERS MORTGAGE SECURITIES VII
RECORD DATE :       COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
CLOSING DATE :                    SERIES 2001-C2
NEXT PMT DATE :            STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                               CONTACT INFORMATION

FUNCTION                         NAMES / ADDRESSES
--------                         -----------------
MASTER SERVICER
                                 Midland Loan Services, Inc
                                 210 West 10th Street, 6th Floor
                                 Kansas City, MO 64105
                                 (816) 435-5000

SPECIAL SERVICER
                                 Midland Loan Services, Inc
                                 210 West 10th Street, 6th Floor
                                 Kansas City, MO 64105
                                 (816) 435-5000

CERTIFICATE
ADMINISTRATOR
                                 JPMorgan Chase Bank
                                 450 W. 33rd Street, 14th Floor
                                 New York, NY 10001
                                 (212) 946-3200

ISSUER
                                 Salomon Brothers Mortgage Securities VII, Inc.
                                 388 Greenwich Street
                                 New York, NY 10013
                                 (212) 816-6000

RELATIONSHIP MANAGER             Diane Wallace
                                 (212) 946-8583
                                 Email : diane.e.wallace@chase.com

                  REPORTS AVAILABLE AT www.jpmorgan.com/absmbs



                               TABLE OF CONTENTS

STATEMENT SECTIONS                                              PAGE(S)
------------------                                              -------
Certificate Distribution Detail                                   2-8
Certificate Ratings Detail                                          9
Mortgage Loan Stratification Tables                             10-12
Loan Status Detail                                                 13
Property History Detail                                            14
Delinquency Loan Detail                                            15
Specially Serviced Loan Detail                                     16
Specially Serviced Historical Information                          17
Principal Prepayment Detail                                        18
Modified Loan Detail                                               19
Realized Loss Detail                                               20


The information contained herein has been obtained from sources believed to be reliable, but JPMorgan Chase Bank does not warrant its completeness or accuracy. All cashflows, prices, and yields herein were compiled by JPMorgan Chase Bank from sources associated with the transactions responsible for providing such information for purposes of computing cashflows, prices and yields. JPMorgan Chase Bank makes no representations as to the appropriateness for any person of any investment in the securities.

[LOGO - JPMORGAN]

Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :   SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 2 OF 20
RECORD DATE :       COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES        STDDEAL
CLOSING DATE :                    SERIES  2001-C2
NEXT PMT DATE :          STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                        CERTIFICATE DISTRIBUTION DETAIL

                             Distribution in Dollars

Class   CUSIP  Current Pass  Original Face  Beginning Principal  Principal  Interest    Prepayment    Total    Realized     Ending
               Through Rate      Value            Balance                             Premiums/Yield         Losses/Trust  Principal
                                                                                       Maint Charges           Expenses     Balance
------  -----  ------------  -------------  -------------------  ---------  --------  --------------  -----  ------------  ---------

A1        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
A2        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
A3        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
B         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
C         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
D         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
E         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
F         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
G         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
H         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
J         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
K         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
L         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
M         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
N         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
P         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
X1        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
X2        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
BR        N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
Y         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
R         N/A   0.00000000%           0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00
------  -----  ------------  -------------  -------------------  ---------  --------  --------------  -----  ------------  ---------
TOTALS                                0.00                 0.00       0.00      0.00            0.00   0.00          0.00       0.00


[LOGO - JPMORGAN]

Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :   SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 3 OF 20
RECORD DATE :       COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES        STDDEAL
CLOSING DATE :                    SERIES  2001-C2
NEXT PMT DATE :          STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                        CERTIFICATE DISTRIBUTION DETAIL

                 Factor Information per $1,000 of Original Face

Class   CUSIP  Beginning Principal  Principal    Interest     Prepayment       Total      Realized    Ending Principal
                    Factor                                  Premiums/Yield              Losses/Trust      Balance
                                                             Maint Charges                Expenses
------  -----  -------------------  ----------  ----------  --------------  ----------  ------------  ----------------
A1        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
A2        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
A3        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
B         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
C         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
D         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
E         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
F         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
G         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
H         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
J         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
K         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
L         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
M         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
N         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
P         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
X1        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
X2        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
BR        N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
Y         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
R         N/A           0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000
------  -----  -------------------  ----------  ----------  --------------  ----------  ------------  ----------------
TOTALS                  0.00000000  0.00000000  0.00000000      0.00000000  0.00000000    0.00000000        0.00000000


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Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 4 OF 20
                                                                         STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE :
RECORD DATE :
CLOSING DATE :
NEXT PMT DATE :
MATURITY DATE :

                        CERTIFICATE DISTRIBUTION DETAIL

Available Funds                                                  0.00

Principal Distribution Amount                                    0.00

Prepayment Interest Shortfall                                    0.00

Default Interest                                                 0.00

Excess Interest                                                  0.00

Extraordinary Trust Fund Expenses                                0.00

Interest Reserve Account

         Deposits                                                0.00

         Withdrawals                                             0.00


 Balance Information

                          Scheduled     Beginning
         Loan Count at    Balance at       Loan        Beginning      Beginning Unpaid  Ending Loan  Ending Scheduled  Ending Unpaid
 Group  Securitization  Securitization    Count    Scheduled Balance      Balance          Count         Balance           Balance
   1           1        10,000,000.00                10,000,000.00          0.00             1         10,000,000.00         0.00
TOTALS         1        10,000,000.00                10,000,000.00          0.00             1         10,000,000.00         0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                               Aggregated
    Period                         Number  Principal Balance      Percentage
       1 Month                       0            0.00            0.000000%
      2 Months                       0            0.00            0.000000%
     3+ Months                       0            0.00            0.000000%
In Foreclosure                       0            0.00            0.000000%
           REO                       0            0.00            0.000000%
  Bankruptcies                       0            0.00            0.000000%
        TOTALS                       0            0.00            0.000000%

[JPMORGAN LOGO]
                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 5 OF 20
                                                                         STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE :
RECORD DATE :
CLOSING DATE :
NEXT PMT DATE :
MATURITY DATE :

                        CERTIFICATE DISTRIBUTION DETAIL


Prepayment Penalties

                     Prepayment
    Class             Premium      Yield Maintenance
      A1               0.00             0.00
      A2               0.00             0.00
      A3               0.00             0.00
       B               0.00             0.00
       C               0.00             0.00
       D               0.00             0.00
       E               0.00             0.00
       F               0.00             0.00
       G               0.00             0.00
       H               0.00             0.00
       J               0.00             0.00
       K               0.00             0.00
       L               0.00             0.00
       M               0.00             0.00
       N               0.00             0.00
       P               0.00             0.00
      X1               0.00             0.00
      X2               0.00             0.00
      BR               0.00             0.00
       Y               0.00             0.00
       R               0.00             0.00
TOTALS                 0.00             0.00

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                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 6 OF 20
                                                                         STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE :
RECORD DATE :
CLOSING DATE :
NEXT PMT DATE :
MATURITY DATE :

                        CERTIFICATE DISTRIBUTION DETAIL


Advance Summary

    Principal & Interest Advances

              Current Principal & Interest Advances                   0.00

              Outstanding Principal & Interest Advances               0.00

              Reimbursement of Interest on any P&I Advances           0.00



    Servicing Advances

              Current Servicing Advances                              0.00

              Outstanding Servicing Advances                          0.00

              Reimbursement of Interest on any Servicing Advances     0.00

[JPMORGAN LOGO]
                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 7 OF 20
                                                                         STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE :
RECORD DATE :
CLOSING DATE :
NEXT PMT DATE :
MATURITY DATE :

                        CERTIFICATE DISTRIBUTION DETAIL

Fee Summary

         Master Servicing Fees               0.00

         Sub-Servicing Fees                  0.00

         Trustee Fees                        0.00

         Special Servicer Fee                0.00

         Disposition Fee                     0.00

         Workout Fee                         0.00


Appraisal Reduction Amounts

                                    Appraisal
                               Reduction Effected        Appraisal
           Loan Number                Date           Reduction Amount
             none

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                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 8 OF 20
                                                                    STDDEAL




                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

          Interest Detail
Class   Accrued Certificate      Prepayment      Beginning Unpaid                 Total Interest  Certificate Interest Ending Unpaid
              Interest       Interest Shortfall      Interest      Interest Loss     Payable         Distributable       Interest
------------------------------------------------------------------------------------------------------------------------------------
  A1            0.00                0.00               0.00             0.00           0.00               0.00              0.00
  A2            0.00                0.00               0.00             0.00           0.00               0.00              0.00
  A3            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   B            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   C            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   D            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   E            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   F            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   G            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   H            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   J            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   K            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   L            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   M            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   N            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   P            0.00                0.00               0.00             0.00           0.00               0.00              0.00
  X1            0.00                0.00               0.00             0.00           0.00               0.00              0.00
  X2            0.00                0.00               0.00             0.00           0.00               0.00              0.00
  BR            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   Y            0.00                0.00               0.00             0.00           0.00               0.00              0.00
   R            0.00                0.00               0.00             0.00           0.00               0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS          0.00                0.00               0.00             0.00           0.00               0.00              0.00
====================================================================================================================================

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                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    PAGE 9 OF 20
                                                                    STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                           CERTIFICATE RATINGS DETAIL

                      Original Ratings           Changed Ratings/Change Date(1)
Class   CUSIP   -----------------------------    ------------------------------
                DCR   Fitch   Moody's   S & P    DCR   Fitch   Moody's   S & P
--------------------------------------------------------------------------------
 A1      N/A     X      X        X        X
 A2      N/A     X      X        X        X
 A3      N/A     X      X        X        X
  B      N/A     X      X        X        X
 BR      N/A     X      X        X        X
  C      N/A     X      X        X        X
  D      N/A     X      X        X        X
  E      N/A     X      X        X        X
  F      N/A     X      X        X        X
  G      N/A     X      X        X        X
  H      N/A     X      X        X        X
  J      N/A     X      X        X        X
  K      N/A     X      X        X        X
  L      N/A     X      X        X        X
  M      N/A     X      X        X        X
  N      N/A     X      X        X        X
  P      N/A     X      X        X        X
  R      N/A     X      X        X        X
 X1      N/A     X      X        X        X
 X2      N/A     X      X        X        X
  Y      N/A     X      X        X        X

      NR - Designates that the class was not rated by the above agency at the time of original issuance.

      N/A - Not applicable.

      X - Designates that the rating agency did not rate class at the time of issuance.

(1) The information contained herein has been received directly from the applicable rating agency within 30 days of this report. It is possible that the current ratings may have changed before the release of this report, hence, JPMorgan Chase Bank recommends contacting the rating agency listed below directly for more recent information and further details supporting the rating issued for each class.

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                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                   PAGE 10 OF 20
                                                                   STDDEAL

                    SALOMON BROTHERS MORTGAGE SECURITIES VII
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2
                         STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                      MORTGAGE LOAN STRATIFICATION TABLES

                STRATIFICATION BY ENDING SCHEDULED BALANCE AMOUNT

                                                                             Weighted Average
                                  # of  Principal Balance   % of Agg.  ---------------------------
Ending Scheduled Balance Amount  Loans        ($)          Prin. Bal.  WAM  Note Rate(%)    DSCR
--------------------------------------------------------------------------------------------------
  $1,000,000 or Less               0                0.00      0.00      0     0.000000    0.000000
  $1,000,001 to  $2,000,000        0                0.00      0.00      0     0.000000    0.000000
  $2,000,001 to  $4,000,000        0                0.00      0.00      0     0.000000    0.000000
  $4,000,001 to  $6,000,000        0                0.00      0.00      0     0.000000    0.000000
  $6,000,001 to  $8,000,000        0                0.00      0.00      0     0.000000    0.000000
  $8,000,001 to  $10,000,000       1       10,000,000.00    100.00      0     0.000000    0.000000
  $10,000,001 to  $15,000,000      0                0.00      0.00      0     0.000000    0.000000
  $15,000,001 to  $40,000,000      0                0.00      0.00      0     0.000000    0.000000
--------------------------------------------------------------------------------------------------
                Totals             1       10,000,000.00    100.00      0     0.000000    0.000000
==================================================================================================
     AVERAGE PRINCIPAL BALANCE:            10,000,000.00

                          STRATIFICATION BY STATE CODE

                                                                             Weighted Average
                                  # of  Principal Balance   % of Agg.  ---------------------------
         State Code              Loans        ($)          Prin. Bal.  WAM  Note Rate(%)    DSCR
--------------------------------------------------------------------------------------------------
FLORIDA                            0                0.00                0     0.000000    0.000000
--------------------------------------------------------------------------------------------------
                Totals             0                0.00      0.00      0     0.000000    0.000000
==================================================================================================

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                  Reports Available at www.jpmorgan.com/absmbs
                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 11 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                       MORTGAGE LOAN STRATIFICATION TABLES


                       STRATIFICATION BY CURRENT NOTE RATE

                                                                      Weighted Average
Current Note Rate         # of   Principal Balance  % of Agg.  -----------------------------
                          Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
------------------------  -----  -----------------  ---------  -----  ------------  --------
 0.000000% to  7.500000%     0               0.00                 0     0.000000    0.000000
 7.510000% to  7.750000%     0               0.00                 0     0.000000    0.000000
 7.760000% to  8.000000%     0               0.00                 0     0.000000    0.000000
 8.010000% to  8.250000%     0               0.00                 0     0.000000    0.000000
 8.260000% to  8.500000%     0               0.00                 0     0.000000    0.000000
 8.510000% to  8.750000%     0               0.00                 0     0.000000    0.000000
 8.760000% to  9.000000%     0               0.00                 0     0.000000    0.000000
 9.010000% to  9.250000%     0               0.00                 0     0.000000    0.000000
 9.260000% to  9.500000%     0               0.00                 0     0.000000    0.000000
 9.510000% to  9.750000%     0               0.00                 0     0.000000    0.000000
 9.760000% to 10.000000%     0               0.00                 0     0.000000    0.000000
10.010000% to 11.010000%     0               0.00                 0     0.000000    0.000000
------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                       0               0.00       0.00      0     0.000000    0.000000


          STRATIFICATION BY REMAINING STATED TERM ( BALLOON LOANS ONLY)

                                                                      Weighted Average
Remaining Stated Term     # of   Principal Balance  % of Agg.  -----------------------------
                          Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
------------------------  -----  -----------------  ---------  -----  ------------  --------
70 months or Less            0               0.00                 0     0.000000    0.000000
71 months to 90 months       0               0.00                 0     0.000000    0.000000
91 months to 110 months      0               0.00                 0     0.000000    0.000000
111 months to 115 months     0               0.00                 0     0.000000    0.000000
116 months to 120 months     0               0.00                 0     0.000000    0.000000
121 months to 200 months     0               0.00                 0     0.000000    0.000000
201 months to 274 months     0               0.00                 0     0.000000    0.000000
------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                       0               0.00       0.00      0     0.000000    0.000000


                 STRATIFICATION BY DEBT SERVICE COVERAGE RATIO

                                                                      Weighted Average
Debt Service              # of   Principal Balance  % of Agg.  -----------------------------
Coverage Ratio            Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
------------------------  -----  -----------------  ---------  -----  ------------  --------
0.000000 to 1.000000         0               0.00                 0     0.000000    0.000000
1.010000 to 1.200000         0               0.00                 0     0.000000    0.000000
1.210000 to 1.240000         0               0.00                 0     0.000000    0.000000
1.250000 to 1.300000         0               0.00                 0     0.000000    0.000000
1.310000 to 1.400000         0               0.00                 0     0.000000    0.000000
1.410000 to 1.500000         0               0.00                 0     0.000000    0.000000
1.510000 to 1.600000         0               0.00                 0     0.000000    0.000000
1.610000 to 1.700000         0               0.00                 0     0.000000    0.000000
1.710000 to 1.800000         0               0.00                 0     0.000000    0.000000
1.810000 to 1.900000         0               0.00                 0     0.000000    0.000000
1.910000 to 2.000000         0               0.00                 0     0.000000    0.000000
2.010000 to 2.300000         0               0.00                 0     0.000000    0.000000
2.310000 to 2.400000         0               0.00                 0     0.000000    0.000000
------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                       0               0.00       0.00      0     0.000000    0.000000


     STRATIFICATION BY REMAINING STATED TERM (FULLY AMORTIZING LOANS ONLY)

                                                                      Weighted Average
Remaining Stated Term     # of   Principal Balance  % of Agg.  -----------------------------
                          Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
------------------------  -----  -----------------  ---------  -----  ------------  --------
70 months or Less            0               0.00                 0     0.000000    0.000000
71 months to 90 months       0               0.00                 0     0.000000    0.000000
91 months to 110 months      0               0.00                 0     0.000000    0.000000
111 months to 115 months     0               0.00                 0     0.000000    0.000000
116 months to 120 months     0               0.00                 0     0.000000    0.000000
121 months to 200 months     0               0.00                 0     0.000000    0.000000
201 months to 0 months       0               0.00                 0     0.000000    0.000000
------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                       0               0.00                 0     0.000000    0.000000

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Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 12 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                      MORTGAGE LOAN STRATIFICATION TABLES

                         STRATIFICATION BY PROPERTY TYPE

                                                                      Weighted Average
Property Type                 # of   Principal Balance  % of Agg.  -----------------------------
                              Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
----------------------------  -----  -----------------  ---------  -----  ------------  --------
Office                           1      10,000,000.00     100.00      0      0.000000   0.000000
Retail/Office                    0               0.00       0.00      0      0.000000   0.000000
Hotel                            0               0.00       0.00      0      0.000000   0.000000
Industrial                       0               0.00       0.00      0      0.000000   0.000000
Flex                             0               0.00       0.00      0      0.000000   0.000000
Multi-Family (including 3 or     0               0.00       0.00      0      0.000000   0.000000
Retail, Anchored                 0               0.00       0.00      0      0.000000   0.000000
Retail,Unanchored                0               0.00       0.00      0      0.000000   0.000000
Condo, Co-Op or                  0               0.00       0.00      0      0.000000   0.000000
Warehouse                        0               0.00       0.00      0      0.000000   0.000000
Mixed Use                        0               0.00       0.00      0      0.000000   0.000000
Mobile Home                      0               0.00       0.00      0      0.000000   0.000000
Used Car                         0               0.00       0.00      0      0.000000   0.000000
Securities                       0               0.00       0.00      0      0.000000   0.000000
Self Storage                     0               0.00       0.00      0      0.000000   0.000000
High Rise Condo                  0               0.00       0.00      0      0.000000   0.000000
Church                           0               0.00       0.00      0      0.000000   0.000000
----------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                           1      10,000,000.00     100.00      0      0.000000   0.000000


                           STRATIFICATION BY SEASONING

                                                                      Weighted Average
Seasoning                 # of   Principal Balance  % of Agg.  -----------------------------
                          Loans         ($)         Prin.Bal.   WAM   Note Rate(%)   DSCR
------------------------  -----  -----------------  ---------  -----  ------------  --------
 2 months or Less            1      10,000,000.00     100.00      0     0.000000    0.000000
13 months to 24 months       0               0.00       0.00      0     0.000000    0.000000
25 months to 36 months       0               0.00       0.00      0     0.000000    0.000000
37 months to 48 months       0               0.00       0.00      0     0.000000    0.000000
49 months to 60 months       0               0.00       0.00      0     0.000000    0.000000
61 months to 72 months       0               0.00       0.00      0     0.000000    0.000000
73 months to 84 months       0               0.00       0.00      0     0.000000    0.000000
85 months to 96 months       0               0.00       0.00      0     0.000000    0.000000
97 months to 108 months      0               0.00       0.00      0     0.000000    0.000000
------------------------  -----  -----------------  ---------  -----  ------------  --------
Totals                       1      10,000,000.00     100.00      0     0.000000    0.000000


Debt Coverage Service Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level. The Trustee makes no representation as to the accuracy of the data provided by the borrower for this calculation


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COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 13 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                               LOAN STATUS DETAIL

  Loan     Offering   Property  City  State  Scheduled  Scheduled   Note    Maturity    Neg    Beginning        Ending
 Number      Memo      Type                  Principal   Interest   Rate      Date      Amt    Scheduled       Scheduled
             Cross      (I)                   Amount     Amount                        Flag     Balance         Balance
--------   --------   --------  ----  -----  ---------  ---------  ------  ----------  ----  --------------  --------------
 123456        N/A       OF     N/A    N/A      $0.00      $0.00   .00000  08/20/2032  N/A   $10,000,000.00  $10,000,000.00




  Paid      Appraisal  Appraisal  Has Loan   Loan
 Through    Reduction  Reduction  Ever Been  Status
  Date        Date       Amount   Specially  Code
                                  Serviced?  (II)
                                    (Y/N)
----------  ---------  ---------  ---------  ------
01/01/2002      N/A       $0.00       N


(I) PROPERTY TYPE CODE :

CH Church              MH Mobile Home Park       RO Retail/Office
CO Condo, Coop or TH   MP Multiple Properties    RT Retail
HC Health Care         MS Mini Storage           SC School, HCF or WF
HO Hotel               MU Mixed Use              SE Securities
IF Industrial/Flex     NE Non-Exempt             SF Single Family
IN Industrial          OF Office                 SS Self Storage
LO Lodging             OT Other                  WH Warehouse
MF Multi Family        PD Plan Unit Development


(II) LOAN STATUS CODE :

1. Specially Serviced  6. Discounted Payoff
2. Foreclosure         7. Foreclosure Sale
3. Bankruptcy          8. Bankruptcy Sale
4. REO                 9. REO Disposal
5. Prepayment in Full  10. Modification/Workout
                       11. Rehabilitation


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COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 14 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                            PROPERTY HISTORY DETAIL


                                                 Data of Last                    Annual Estimate based on
                                              ---------------------  No. Months      Current Quarter           Prior Full Year
              Offering Memo                               Financial   Revenue    ------------------------   ---------------------
 Loan Number  Cross Reference  Property Name  Inspection  Statement  Annualized   NOI  DSCR   Occupancy     NOI   DSCR  Occupancy
------------  ---------------  -------------  ----------  ---------  ----------  ----  ----  ------------   ----  ----  ---------




                    NO PROPERTY HISTORY REPORTED THIS PERIOD






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
DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 15 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :



                            DELINQUENCY LOAN DETAIL


Loan Number  Offering    # of Months  Paid Through  Current  Current   Outstanding    Advance     Loan    Special
             Memo Cross  Delinquent       Date       Loan      P&I         P&I      Description  Status   Servicer
             Reference                              Balance  Advances  Advances **     (I)        (II)   Start Date
-----------  ----------  -----------  ------------  -------  --------  -----------  -----------  ------  ----------



                    NO DELINQUENT LOANS REPORTED THIS PERIOD





Foreclosure   Current    Outstanding  Outstanding  REO
   Date       Property    Property     Property    Date
             Protection  Protection   Bankruptcy
              Advances    Advances       Date
-----------  ----------  -----------  -----------  ----




                    NO DELINQUENT LOANS REPORTED THIS PERIOD





(I) ADVANCE DESCRIPTION : A. In grace period
                          B. Late but < 1 month
                          1. 1 month delinquent
                          2. 2 months delinquent
                          3. 3+ months delinquent

(II) LOAN STATUS CODE :
   1. Specially Serviced       6. Discounted Payoff
   2. Foreclosure              7. Foreclosure Sale
   3. Bankruptcy               8. Bankruptcy Sale
   4. REO                      9. REO Disposal
   5. Prepayment in Full       10. Modification/Workout
                               11. Rehabilitation

** Outstanding P&I advances include current period.


[LOGO - JPMORGAN]

Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 16 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                         SPECIALLY SERVICED LOAN DETAIL

Loan    Special  Offering   Property    Date of Transfer    Inspection  Appraisal  Appraisal               Comments
Number  Service    Memo      Type     Balance to Specially     Date        Date      Value
         Code      Cross     Code          Serviced
         (II)    Reference   (I)
------  -------  ---------  --------  --------------------  ----------  ---------  ---------  --------------------------------------



                NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD






(I) PROPERTY TYPE CODE :
CH Church                 MF Multi Family          PD Plan Unit Development
CO Condo, Coop or TH      MH Mobile Home Park      RO Retail/Office
HC Health Care            MP Multiple Properties   RT Retail
HO Hotel                  MS Mini Storage          SC School, HCF or WF
IF Industrial/Flex        MU Mixed Use             SE Securities
IN Industrial             NE Non-Exempt            SF Single Family
LO Lodging                OF Office                SS Self Storage
                          OT Other                 WH Warehouse


(II) SPECIAL SERVICE CODE :
(1) Request to waive prepayment penalty     (5) In Foreclosure
(2) Payment default                         (6) Now REO
(3) Request to modify or workout            (7) Paid Off
(4) Borrower Bankruptcy                     (8) Returned to Master Servicer


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COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 17 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                   SPECIALLY SERVICED HISTORICAL INFORMATION

Distribution   Loan   Offering   Special    Date       Current     Balance     Property  State  Interest     Net      NOI    Debt
   Date       Number    Memo     Service     of       Scheduled  Change since    Type             Rate    Operating  Date  Service
                        Cross     Code    Correction   Balance     Transfer      Code                       Income         Coverage
                      Reference   (II)                               Date        (I)                                        Ratio
------------  ------  ---------  -------  ----------  ---------  ------------  --------  -----  --------  ---------  ----  --------



                NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD





Note   Paid    Maturity  Rem
Date  Through    Date    Term
       Date
----  -------  --------  ----



                NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD





(I) PROPERTY TYPE CODE :
CH Church                 MF Multi Family           PD Plan Unit Development
CO Condo, Coop or TH      MH Mobile Home Park       RO Retail/Office
HC Health Care            MP Multiple Properties    RT Retail
HO Hotel                  MS Mini Storage           SC School, HCF or WF
IF Industrial/Flex        MU Mixed Use              SE Securities
IN Industrial             NE Non-Exempt             SF Single Family
LO Lodging                OF Office                 SS Self Storage
                          OT Other                  WH Warehouse


(II) SPECIAL SERVICE CODE :
(1) Request to waive prepayment penalty        (5) In Foreclosure
(2) Payment default                            (6) Now REO
(3) Request to modify or workout               (7) Paid Off
(4) Borrower Bankruptcy                        (8) Returned to Master Servicer



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COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 18 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                          PRINCIPAL PREPAYMENT DETAIL

 Principal   Loan   Offering   Property  Curtailment  Payoff  Prepayment   Mortgage
Prepayment  Number    Memo      Type       Amount     Amount   Premium    Repurchase
   Date               Cross      (I)                                        Price
                    Reference
----------  ------  ---------  --------  -----------  ------  ----------  ----------



                  NO PRINCIPAL PREPAYMENT REPORTED THIS PERIOD





(I) PROPERTY TYPE CODE :
CH Church                    MH Mobile Home Park      PD Plan Unit Development
CO Condo, Coop or TH         MP Multiple Properties   RO Retail/Office
HC Health Care HO Hotel      MS Mini Storage          RT Retail
IF Industrial/Flex           MU Mixed Use             SC School, HCF or WF
IN Industrial                NE Non-Exempt            SE Securities
LO Lodging                   OF Office                SF Single Family
MF Multi Family              OT Other                 SS Self Storage
                                                      WH Warehouse


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COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 19 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                              MODIFIED LOAN DETAIL


Loan    Offering    Modification             Modification Description
Number  Memorandum     Date
           Cross
        Reference
------  ----------  ------------  ----------------------------------------------



NO MODIFIED LOANS REPORTED THIS PERIOD




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Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

DISTRIBUTION DATE :  SALOMON BROTHERS MORTGAGE SECURITIES VII      PAGE 20 OF 20
RECORD DATE :      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         STDDEAL
CLOSING DATE :                   SERIES 2001-C2
NEXT PMT DATE :         STATEMENT TO CERTIFICATEHOLDERS
MATURITY DATE :


                              REALIZED LOSS DETAIL


Loan    Offering   Appraisal  Appraisal Value  Beginning  Gross Proceeds   Gross      Liquidation       Net     Net         Realized
Number    Memo       Date                      Scheduled                  Proceeds %    Expenses   Liquidation  Proceeds %    Loss
          Cross                                 Balance                   Scheduled                  Proceeds   Scheduled
        Reference                                                         Principal                              Balance
------  ---------  ---------  ---------------  ---------  --------------  ----------  -----------  -----------  ----------  --------



                    NO REALIZED LOSSES REPORTED THIS PERIOD




[LOGO - JPMORGAN]

Reports Available at www.jpmorgan.com/absmbs

COPYRIGHT (c) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                  EXHIBIT F-1A

                        FORM I OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                             HELD IN PHYSICAL FORM


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] [evidencing a____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of the Transferred Certificates, pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                           1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                           2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner,
         (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a

                                     F-1A-1

         Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of the Transferred Certificates a violation of
         Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                           3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of another person that is itself a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter has relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

         ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

         ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

         ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

         ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

         ___      (e) Other. (Please specify brief description of method) ______
                  ______________________________________________________________
                  ______________________________________________________________


                                     F-1A-2

                           4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                                    (a) the following instruments and interests
                  shall be excluded: securities of issuers that are affiliated with such entity; securities that are part of an unsold allotment to or subscription by such entity, if such entity is a dealer; securities of issuers that are part of such entity's "family of investment companies", if such entity is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                                    (b) the aggregate value of the securities
                  shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market; and

                                    (c) securities owned by subsidiaries of the
                  entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                           5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of
         Section 5 of the Securities Act provided by Rule 144A.(paragraph)6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon,
         (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that the Transferee has requested.


                                     Very truly yours,

                                     (Transferor)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                     F-1A-3

                                  EXHIBIT F-1B

                        FORM II OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                             HELD IN PHYSICAL FORM

                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of the Transferred Certificates, pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                           1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                           2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner,
         (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a

                                     F-1B-1

         Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of
         Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.


                                     Very truly yours,

                                     (Transferor)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                     F-1B-2

                                  EXHIBIT F-1C

                         FORM OF TRANSFEROR CERTIFICATE
           FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL CERTIFICATES


                                     [Date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to ______________________
(the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to and agrees with you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

                           1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                           2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner,
         (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate,

                                     F-1C-1
         any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.


                                     Very truly yours,


                                     (Transferor)



                                     By:
                                         ---------------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------




                                     F-1C-2

                                  EXHIBIT F-1D

                         FORM OF TRANSFEROR CERTIFICATE
         FOR TRANSFERS OF INTERESTS IN REGULATION S GLOBAL CERTIFICATES


                                     [Date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to ______________________
(the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to and agrees with you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

                           1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                           2. At the time the buy order was originated, the Transferor reasonably believed that the Transferee was outside the United States, its territories and possessions.

                           3. If the Transferor is a distributor (within the meaning of Rule 902(d) under the Securities Act of 1933, as amended (the "Securities Act")) with respect to the Transferred

                                     F-1D-1

         Certificates, or an affiliate of such a distributor or of the Depositor, or a person acting on behalf of such a distributor, the Depositor or any affiliate of such distributor or of the Depositor, then:

                                    (a) the sale of the Transferred Certificates
                  by the Transferor to the Transferee will be executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States, its territories and possessions;

                                    (b) no directed selling efforts (within the
                  meaning of Rule 902(c) under the Securities Act) have been made in the United States, its territories and possessions, with respect to the Transferred Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing;

                                    (c) all offers and sales, if any, of the
                  Transferred Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 under the Securities Act, as applicable, have been and will be made only in accordance with the provisions of Rule 903 or Rule 904 under the Securities Act, pursuant to registration of the Transferred Certificates under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act;

                                    (d) all offering materials and documents
                  (other than press releases), if any, used in connection with offers and sales of the Transferred Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 under the Securities Act, as applicable, complied with the requirements of Rule 902(g)(2) under the Securities Act; and

                                    (e) if the Transferee is a distributor, a
                  dealer or a person receiving a selling concession, a fee or other remuneration and the offer or sale of the Transferred Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Transferee that the Transferee is subject to the same restrictions on offers and sales that apply to a distributor.

                           4. If the Transferor is not a distributor with respect to the Transferred Certificates or an affiliate of such a distributor or of the Depositor or acting on behalf of such a distributor, the Depositor or any affiliate of such a distributor or of the Depositor, then:

                                    (a) the sale of the Transferred Certificates
                  by the Transferor to the Transferee will be executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 under the Securities Act, and neither the Transferor nor anyone acting on its behalf knows that such transaction has been prearranged with a buyer in the United States, its territories and possessions;


                                     F-1D-2

                                    (b) no directed selling efforts (within the
                  meaning of Rule 902(c) under the Securities Act) have been made in the United States, its territories and possessions, with respect to the Transferred Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing; and

                                    (c) if the Transferee is a dealer or a
                  person receiving a selling concession, a fee or other remuneration and the offer or sale of the Transferred Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Transferee stating that the Transferred Certificates may be offered and sold during the distribution compliance period only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration of the Transferred Certificates under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.


                                     Very truly yours,


                                     (Transferor)



                                     By:
                                         ---------------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------




                                     F-1D-3

                                  EXHIBIT F-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                              HELD IN PHYSICAL FORM


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of the Transferred Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.


                                     F-2A-1

                  2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, and (e) all related matters, that it has requested.

                  3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                     Very truly yours,

                                     (Transferee)

                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                             Nominee Acknowledgment

                  The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                     (Nominee)

                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                     F-2A-2

                                                         ANNEX 1 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For Transferees Other Than Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [Name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates being transferred (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

                           1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

                           2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16

--------

(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                                     F-2A-3
                  months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ QIB Subsidiary. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) ___________________________
                  ______________________________________________________________

                           3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction.

                                     F-2A-4

         However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                           5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

                  ___      ___      Will the Transferee be purchasing the
                  Yes      No       Transferred Certificates only for the
                                    Transferee's own account?

                           6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                           7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                           8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                     -------------------------------------------
                                           Print Name of Transferee



                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:
                                           Date:




                                     F-2A-5

                                                         ANNEX 2 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For Transferees That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [Name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

                           1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                           2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                           3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                           4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment

                                     F-2A-6

         Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                           5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ___      ___      Will the Transferee be purchasing the
                  Yes      No       Transferred Certificates only for the
                                    Transferee's own account?

                           6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                           7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                           8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                     Print Name of Transferee or Adviser


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:



                                     IF AN ADVISER:

                                     Print Name of Transferee


                                     -------------------------------------------
                                     Date:




                                     F-2A-7

                                  EXHIBIT F-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                              HELD IN PHYSICAL FORM


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
               Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

                  Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to
_______________________________ (the "Transferee") of the Transferred
Certificates, pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                           1. Transferee is acquiring the Transferred
         Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                           2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee, the Certificate Administrator or Certificate Registrar is obligated so to register or qualify the Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof

                                     F-2B-1
         may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1A to the Pooling and Servicing Agreement; (B) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1B to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Pooling and Servicing Agreement; or (C) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

                           3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                           4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner,
         (b) solicited

                                     F-2B-2
         any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or
         (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

                           5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto and (e) all related matters, that it has requested.

                           6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                           7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                     Very truly yours,

                                     (Transferee)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:
                                           Date:




                                     F-2B-3

                             Nominee Acknowledgment

                  The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                     (Nominee)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                     F-2B-4

                                  EXHIBIT F-2C

                         FORM OF TRANSFEREE CERTIFICATE
           FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL CERTIFICATES


                                     [Date]


[TRANSFEROR]

                  Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class _________, having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date" of $__________ (the "Transferred Certificates")


Ladies and Gentlemen:

                  This letter is delivered to you in connection with the Transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, the Trustee and the Certificate Registrar, that:

                           1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the Transfer to it of the Transferor's interest in the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer.

                           2. The Transferee understands that (a) the
         Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates, and
         (c) neither the Transferred Certificates nor any interest therein may be resold or transferred unless it is (i) registered pursuant to the

                                     F-2C-1

         Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification.

                           3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
                  SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                                     F-2C-2

                           4. The Transferee has been furnished with all information regarding (a) The Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that it has requested.


                                     Very truly yours,

                                     (Transferee)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                     F-2C-3

                                                         ANNEX 1 TO EXHIBIT F-2C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for Transferees other than Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Salomon Brothers Mortgage Securities VII, Inc. with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                           1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the "Transferee").

                           2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16


--------

(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                                     F-2C-4
                  months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ QIB Subsidiary. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) ___________________________
                  ______________________________________________________________
                  ______________________________________________________________

                           3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any such Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such

                                     F-2C-5

         Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                           5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee may be in reliance on Rule 144A.

                  ___      ___      Will the Transferee be acquiring interests
                  Yes      No       in the Transferred Certificates only for the
                                    Transferee's own account?

                           6. If the answer to the foregoing question is "no", then in each case where the Transferee is acquiring any interest in the Transferred Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                           7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's acquisition of any interest in of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such acquisition. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such acquisition, promptly after they become available.

                           8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                     (Transferee)

                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:
                                           Date:




                                     F-2C-6

                                                         ANNEX 2 TO EXHIBIT F-2C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for Transferees that are Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Salomon Brothers Mortgage Securities VII, Inc. with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                           1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                           2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                           3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                           4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment

                                     F-2C-7

         Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                           5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee will be in reliance on Rule 144A.

                  ___      ___      Will the Transferee be acquiring interests
                  Yes      No       in the Transferred Certificates only for the
                                    Transferee's own account?

                           6. If the answer to the foregoing question is "no", then in each case where the Transferee is acquiring any interest in the Transferred Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                           7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's acquisition of any interest in the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such acquisition.


                                     F-2C-8

                           8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                     (Transferee or Adviser)


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:



                                     IF AN ADVISER:


                                     -------------------------------------------
                                     Print Name of Transferee

                                     Date:




                                     F-2C-9

                                  EXHIBIT F-2D

                        FORM II OF TRANSFEREE CERTIFICATE
         FOR TRANSFERS OF INTERESTS IN REGULATION S GLOBAL CERTIFICATES


                                     [Date]


[TRANSFEROR]

         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class ____, [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the Transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, the Trustee and the Certificate Registrar, that:

            1. The Transferee is not a United States Securities Person. For purposes of this certification, "United States Securities Person" means
      (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a United States Securities Person, other than any estate of which any professional fiduciary acting as executor or administrator is a United States Securities Person if an executor or administrator of the estate who is not a United States Securities Person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (iv) any trust of which any trustee is a United States Securities Person, other than a trust of which any professional fiduciary acting as trustee is a United States Securities Person if a trustee who is not a United States Securities Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States Securities Person, (v) any agency or branch of a foreign entity located in the United States, unless the

                                     F-2D-1
      agency or branch operates for valid business reasons and is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located,
      (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Securities Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, other than one held for the benefit or account of a non-United States Securities Person by a dealer or other professional fiduciary organized, incorporated or (if any individual) resident in the United States, (viii) any partnership or corporation if
      (a) organized or incorporated under the laws of any foreign jurisdiction and (b) formed by a United States Securities Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by "accredited investors" (as defined in Rule 501(a)) under the United States Securities Act of 1933, as amended (the "Securities Act"), who are not natural persons, estates or trusts; provided, however, that the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not constitute United States Securities Persons.

            2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) is sold or transferred in transactions which are exempt from such registration and qualification.

            3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                                     F-2D-2

                  NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
                  SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorized you to produce this certification to any interested party in such proceedings.

Dated:  __________, ____

                                  By:  ____________________________________
                                       As, or agent for, the beneficial owner(s)
                                       of the Certificates to which this
                                       certificate relates


                                     F-2D-3

                                  EXHIBIT F-3A

                         FORM OF TRANSFEROR CERTIFICATE
                 FOR TRANSFER OF THE EXCESS SERVICING FEE RIGHT


                                     [Date]


Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York 10013

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates")

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Excess Servicing Fee Right established under the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Depositor, that:

            1. The Transferor is the lawful owner of the Excess Servicing Rights, with the full right to transfer the Excess Servicing Fee Right free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Excess Servicing Fee Right under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of the Excess Servicing Fee Right a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or

                                     F-3A-1
      qualification of the Excess Servicing Fee Right pursuant to the Securities Act or any state securities laws.


                                Very truly yours,

                                ______________________________________________
                                  (Transferor)


                                  By:_________________________________________

                                           Name:______________________________

                                           Title:_____________________________


                                     F-3A-2

                                  EXHIBIT F-3B

                         FORM OF TRANSFEREE CERTIFICATE
                 FOR TRANSFER OF THE EXCESS SERVICING FEE RIGHT


                                     [Date]


Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York 10013

Midland Loan Services Inc.
210 West 10th Street, 6th Floor
Kansas  City, Missouri 64102

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to _______________________________
(the "Transferee") of the Excess Servicing Fee Right established pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Depositor and initial Master Servicer, respectively, that:

            1. The Transferee is acquiring the Excess Servicing Fee Right for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

            2. The Transferee understands that (a) the Excess Servicing Fee Right has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Excess Servicing Fee Right, and (c) the Excess Servicing Fee Right may not be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and
      (A) the Depositor has received a certificate from the prospective transferor substantially in the form attached as Exhibit F-3A to the Pooling and Servicing Agreement, and (B) the Master Servicer and the Depositor have

                                     F-3B-1
      received a certificate from the prospective transferee substantially in the form attached as Exhibit F-3B to the Pooling and Servicing Agreement.

            3. The Transferee understands that it may not sell or otherwise transfer the Excess Servicing Fee Right or any interest therein except in compliance with the provisions of Section 3.11 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

            4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Excess Servicing Fee Right under the Securities Act, would render the disposition of the Excess Servicing Fee Right a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Excess Servicing Fee Right pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Excess Servicing Fee Right, any interest in the Excess Servicing Fee Right or any other similar security.

            5. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Excess Servicing Fee Right and payments thereon, (c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, and (e) all related matters, that it has requested.

            6. The Transferee is (a) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or (b) an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Excess Servicing Fee Right; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

            7. The Transferee agrees (i) to keep all information relating to the Trust and the Trust Fund, and made available to it by the Master Servicer, confidential, (ii) not to use or disclose such information in any manner which could result in a violation of any provision of the Securities Act or would require registration of the Excess Servicing Fee Right or any Certificate

                                     F-3B-2
      pursuant to the Securities Act, and (iii) not to disclose such information, and to cause its officers, directors, partners employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such holder's auditors, legal counsel and regulators, except to the extent such disclosure is required by law, court order or other legal requirement or to the extent such information is of public knowledge at the time of disclosure by such holder or has become generally available to the public other than as a result of disclosure by such holder; provided, however, that such holder may provide all or any part of such information to any other Person who is contemplating an acquisition of the Excess Servicing Fee Right if, and only if, such Person (x) confirms in writing such prospective acquisition and (y) agrees in writing to keep such information confidential, not to use or disclose such information in any manner which could result in a violation of any provision of the Securities Act or would require registration of the Excess Servicing Fee Right or any Certificates pursuant to the Securities Act and not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such Persons' auditors, legal counsel and regulators.

            8. The Transferee acknowledges that the holder of the Excess Servicing Fee Right shall not have any rights under the Pooling and Servicing Agreement except as set forth in Section 3.11(a) of the Pooling and Servicing Agreement, and that the Excess Servicing Fee Rate may be reduced to the extent provided in the Pooling and Servicing Agreement.


                                Very truly yours,

                                _____________________________________________
                                (Transferee)


                                 By:_________________________________________

                                          Name:______________________________

                                          Title:______________________________


                                     F-3B-3

                                   EXHIBIT G-1

                FORM OF TRANSFEREE CERTIFICATE IN CONNECTION WITH
               ERISA (DEFINITIVE NON-REGISTERED AND NON-INVESTMENT
                               GRADE CERTIFICATES)


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
              Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2


      Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class _____ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Transferred Certificates, pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, as follows (check the applicable paragraph):

      ___ The Transferee is neither (A) a retirement plan or other employee benefit plan or arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including an insurance company general account, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), nor
            (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

      ___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 or 407 of


                                     G-1-1

            ERISA and the excise taxes on such prohibited transactions imposed under Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

      ___ The Transferred Certificates are Class _____ Certificates, an interest in which is being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption 91-23, and such Plan
            (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any of the Mortgage Loan Sellers, the Master Servicer, any Exemption-Favored Party, a Special Servicer, any Sub-Servicer or any Borrower with respect to any Mortgage Loan or group of Mortgage Loans that represents more than 5% of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees to which it transfers an interest in the Transferred Certificates, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).


                                Very truly yours,

                                ______________________________________________
                                (Transferee)

                                By:___________________________________________

                                    Name:_____________________________________

                                    Title:____________________________________


                                     G-1-2

                                   EXHIBIT G-2

             FORM OF TRANSFEREE CERTIFICATE IN CONNECTION WITH ERISA
                    (BOOK-ENTRY NON-REGISTERED CERTIFICATES)


                                     [Date]


[TRANSFEROR]


      Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class _____ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of December 27, 2001 (the "Closing Date") of $________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

      This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to _________________ (the
"Transferee") through our respective DTC Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee (the "Trustee"), JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as follows (check the applicable paragraph):

      ___ The Transferee is neither (A) a retirement plan, an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including an insurance company general account, that is subject to Section 406 of ERISA or Section 4975 of the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing an interest in the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan.

      ___ The Transferee is using funds from an insurance company general account to acquire an interest in the Transferred Certificates, however, the purchase and holding of such interest by such Person is exempt from the prohibited transaction provisions of Section 406 or 407 of ERISA and the excise taxes on such prohibited transactions imposed under

                                     G-2-1

            Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

      ___ The Transferred Certificates are Class ____ Certificates, an interest in which is being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption 91-23, and such Plan
            (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any of the Mortgage Loan Sellers, the Master Servicer, any Exemption-Favored Party, a Special Servicer, any Sub-Servicer or any Borrower with respect to any Mortgage Loan or group of Mortgage Loans that represents more than 5% of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees to which it transfers an interest in the Transferred Certificates, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).


                                  (Transferee)


                                   By:_____________________________________

                                      Name:________________________________

                                      Title:_______________________________


                                     G-2-2

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                      FOR TRANSFERS OF CLASS R CERTIFICATES



STATE OF                    )
                            ) ss:
COUNTY OF                   )

      ____________________, being first duly sworn, deposes and says that:

      1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of Salomon Brothers Mortgage Securities Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class R, evidencing a ___% Percentage Interest in such Class (the "Residual Interest Certificates")), a _________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Interest Certificates were issued (the "Pooling and Servicing Agreement").

      2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a Disqualified Organization, a possession of the United States, Non-United States Person or domestic partnership whose beneficial interests are not all held by United States Person. (For this purpose, a "Disqualified Organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3. The Transferee is aware (i) of the tax that would be imposed under the Code on transfers of the Residual Interest Certificates to non-Permitted Transferees; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Interest Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.


                                     H-1-1

      4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Interest Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Interest Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

      6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Interest Certificates will only be owned, directly or indirectly, by a Permitted Transferee.

      7. The Transferee's taxpayer identification number is _________________.

      8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Interest Certificates (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Interest Certificates to a Person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory sale of the Residual Interest Certificates, in either case, in the event that the Transferee holds such Residual Interest Certificates in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

      9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax and either (check the one that applies):

      (a) The consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits ("Tax Liability Present Value") associated with owning such Certificates, with such present value computed using a discount rate equal to the "applicable federal rate" prescribed by Section 1274 of the Code as of the date hereof (with all applicable computations done in accordance with Revenue Procedure 2001-12 (December 8, 2000)) or, to the extent it is not, the Transferee has regularly borrowed, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate and the transactions in question with unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately reflected in Exhibit A to this letter; _______


                                     H-1-2
      or

      (b) the Transferee (i) is an "eligible corporation" as defined in Section 860L(a)(2) of the Code, as to which the income of Class R Certificates will only be subject to taxation in the United States, (ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes(excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Code) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter. _______

      10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

      11. The Transferee is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust as to which
(i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States fiduciaries have the right to control all substantial decisions of the trust.



                                     H-1-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ______________.


                                  [TRANSFEREE]


                                  By:
                                  [Name of Officer]
                                  [Title of Officer]


[Corporate Seal]

ATTEST:

___________________________________
[Assistant] Secretary


      Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

      Subscribed and sworn before me this ______ day of __________________,
________.


______________________________
NOTARY PUBLIC

COUNTY OF _____________________

STATE OF ______________________

My Commission expires the _________ day of ___________, 20__.


                                     H-1-4

                                  EXHIBIT H-2

                FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                              CLASS R CERTIFICATES


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
              Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, Class R Certificates, evidencing ____% Percentage Interest in such Class (the "Residual Interest Certificates")

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Residual Interest Certificates, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

      1. No purpose of the Transferor relating to the transfer of the Residual Interest Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

      2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

      3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee (or the beneficial owners of the Transferee if the Transferee is classified as a partnership under the Code) as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as

                                     H-2-1
they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.


                                Very truly yours,

                                  (Transferor)

                                 By:________________________________

                                    Name:
                                    Title:


                                     H-2-2

                                  EXHIBIT I-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT
                   CONCERNING REPLACEMENT OF SPECIAL SERVICER


                                     [date]


Moody's Investors Service
99 Church Street, 6th Floor
New York, New York  10007
Attention:   Commercial MBS Monitoring Department

Standard & Poor's Ratings Services
55 Water Street, 41st Floor
New York, New York  10041

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

      This notice is being delivered pursuant to Section 6.06 of the Pooling and Servicing Agreement, dated as of December 1, 2001, and relating to Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

      Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the [Controlling Class] [Class BR Certificates] have designated __________________ to serve as the [General Special Servicer] [Birch Run Special Servicer] under the Agreement.

      The designation of ________________________as [General] [Birch Run] Special Servicer will become final if certain conditions are met and each Rating Agency delivers to Wells Fargo Bank Minnesota, N.A. the trustee under the Agreement (the "Trustee"), written confirmation that if the person designated to become the [General] [Birch Run] Special Servicer were to serve as such, such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates. Accordingly, such confirmation is hereby requested as soon as possible.


                                     I-1-1

      Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.


                                Very truly yours,

                                WELLS FARGO BANK MINNESOTA, N.A., as Trustee


                                By:_____________________________________
                                     Name:
                                     Title:


Receipt acknowledged:

MOODY'S INVESTORS SERVICE


By:  ____________________________________
         Name:
         Title:
         Date:


STANDARD & POOR'S RATINGS SERVICES


By:  _____________________________________
         Name:
         Title:
         Date:


                                     I-1-2

                                   EXHIBIT I-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001
     Attention: Institutional Trust Services, Salomon Brothers
                Commercial Mortgage Trust 2001-C2,
                Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbus, Maryland 21044-3562

Midland Loan Services, Inc.
210 West 10th Street, 6th Floor
Kansas City, Missouri 64105

Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York  10013

      Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

      Pursuant to Section 6.06 of the Pooling and Servicing Agreement, dated as of December 1, 2001 relating to Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as [General Special Servicer] [Birch Run Special Servicer] under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of [General Special Servicer] [Birch Run Special Servicer]. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 2.06 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization:
____________________________________.



                                By:_____________________________________
                                     Name:
                                     Title:


                                     I-2-1

                                    EXHIBIT J

                        FORM OF UCC-1 FINANCING STATEMENT


DEBTOR:

Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York  10013

SECURED PARTY:

Wells Fargo Bank Minnesota, N.A.

as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc.,
Commercial Mortgage Pass-Through Certificates,
Series 2001-C2
11000 Broken Land Parkway
Columbia, Maryland 21044-3562



TEXT:

See Exhibit 1 Attached Hereto





___________________________

* Notices to the Secured Party should be sent to 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Administration (CMBS) - Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2.

                                                          EXHIBIT 1 TO EXHIBIT J

         This Schedule I is attached to and incorporated in a financing statement pertaining to Salomon Brothers Mortgage Securities VII, Inc. as depositor (referred to as the "Debtor" for the purpose of this financing statement only), and Wells Fargo Bank Minnesota, N.A. as trustee for the holders of the Series 2001-C2 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Debtor as Depositor, the Secured Party as Trustee, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, relating to the issuance of the Debtor's Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (collectively, the "Series 2001-C2 Certificates") and pursuant to which the Debtor has transferred to the Secured Party certain commercial and multifamily mortgage loans identified on the schedule attached hereto as Exhibit A (such mortgage loans, the "Mortgage Loans"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, including, without limitation, the following:

         1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans;

         2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

         3. With respect to each Mortgage Note and each Mortgage, each other legal, credit and servicing document related to such Mortgage Note and Mortgage (collectively, with such related Mortgage Note and Mortgage, the "Mortgage Loan Documents");

         4. (a) the Collection Account maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Collection Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

         5.       All REO Property;

         6. (a) the REO Account required to be maintained by the Special Servicers pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

         7. (a) the Servicing Account(s) and Reserve Account(s) required to be maintained by the Master Servicer or a Special Servicer pursuant to the Pooling and Servicing Agreement, and (b) all funds from time to time on deposit in the Servicing Account(s) and Reserve Account(s);

         8. (a) the Distribution Account, Interest Reserve Account and Gain on Sale Reserve Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement,
                  (b) all funds from time to time on deposit in the Distribution Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

         9. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Mortgage Loan Documents and the Pooling and Servicing Agreement, transferred to the Trust and to be serviced by the Master Servicer or a Special Servicer; and

         10. All income, payments, products and proceeds of any of the foregoing, together with any additions thereto or substitutions therefor.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER MORTGAGE LOAN DOCUMENTS, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE LOAN DOCUMENT. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY

PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                             EXHIBIT A TO EXHIBIT 1 TO EXHIBIT J


                             MORTGAGE LOAN SCHEDULE


                             [See Attached Schedule]

                                   EXHIBIT K-1

                   INFORMATION REQUEST FROM CERTIFICATEHOLDER
                              OR CERTIFICATE OWNER


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
              Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

      In accordance with the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, with respect to the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

      1. The undersigned is a beneficial holder of $___________ aggregate [Certificate Principal Balance/Certificate Notional Amount] of the Class ____ Certificates.

      2. The undersigned is requesting access to the following information (the "Information"):

      ___ The information on the Certificate Administrator's Internet Website pursuant to Section 4.02(a) of the Pooling and Servicing Agreement.

      ___ The information identified on the schedule attached hereto pursuant to Section 8.12(b) of the Pooling and Servicing Agreement.

      3. In consideration of the Certificate Administrator's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in evaluating the Information), and such Information will not, without the prior written consent of the Certificate Administrator, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided

                                     K-1-1
            that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.

      4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Privately Offered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to Section 5 of the Securities Act.

      Capitalized terms used herein but not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.


                               [BENEFICIAL HOLDER OF A CERTIFICATE]


                                By:_____________________________________
                                     Name:
                                     Title:
                                     Telephone No.:


                                     K-1-2

                                   EXHIBIT K-2

                  INFORMATION REQUEST FROM PROSPECTIVE INVESTOR


                                     [date]


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Institutional Trust Services, Salomon Brothers Commercial Mortgage
              Trust, 2001-C2
            Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2

      Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

      In accordance with the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, JPMorgan Chase Bank as Certificate Administrator and as Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied Capital Corporation as MJ Ocala Hilton Companion Mortgage Loan Noteholder, with respect to the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

      1. The undersigned is contemplating an investment in the Class ____ Certificates.

      2. The undersigned is requesting access to the following information (the "Information") for use in evaluating such possible investment:

      ___ The information on the Certificate Administrator's Internet Website pursuant to Section 4.02(a) of the Pooling and Servicing Agreement.

      ___ The information identified on the schedule attached hereto pursuant to Section 8.12(b) of the Pooling and Servicing Agreement.

      3. In consideration of the Certificate Administrator's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2), and such Information will not, without the prior written consent of the Certificate Administrator, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that in the event the undersigned purchases any Certificate or any interest in any Certificate, the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.


                                     K-2-1

      4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Privately Offered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to
Section 5 of the Securities Act.

      Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.


                               [PROSPECTIVE PURCHASER]


                                By:_____________________________________
                                     Name:
                                     Title:
                                     Telephone No.:

                                     K-2-2

                                  EXHIBIT L

                      SCHEDULE OF DESIGNATED SUB-SERVICERS

                                                                     CUT-OFF DATE
CONTROL    LOAN                                                        PRINCIPAL       PRIMARY
NUMBER     NUMBER            LOAN / PROPERTY NAME        ORIGINATOR     BALANCE     SERVICING RATE            PRIMARY SERVICER
------     ------     ------------------------------     ----------  -------------  --------------   ----------------------------
 106      7003019     The Cannery                           SBRC     19,309,775.94    0.0500%               L.J. Melody & Company
 108       12510      Metro Park Office Building            GCFP     18,479,790.64    0.0700%                Continental Wingate
 114      7002913     Redwood Business Park Loan # 3        SBRC     15,659,162.69    0.0500%               L.J. Melody & Company
 118      7002275     Market Square Shopping Center         SBRC     12,573,502.39    0.0700%               L.J. Melody & Company
 119      6604714     Woodland Manor Apartments             SBRC     12,349,820.90    0.1250%         GMAC Commercial Mortgage Corp.
 121       12624      Muir Station Shopping Center          GCFP     10,396,423.26    0.0700%                Continental Wingate
 124       12342      Raymour & Flanigan Plaza              GCFP     9,871,661.40     0.0700%                Continental Wingate
 131      7002917     Redwood Business Park Loan # 4        SBRC     8,502,544.34     0.0500%               L.J. Melody & Company
 134       11663      Millennium II Office Building         GCFP     8,023,713.11     0.0700%                Continental Wingate
 136      7001963     Remington Apartments / Winslow        SBRC     7,498,901.81     0.0500%               L.J. Melody & Company
                      Glen Apartments Portfolio
 136a     7001963a    Remington Apartments
 136b     7001963b    Winslow Glen Apartments
 138       12172      Medical Center West                   GCFP     7,315,605.32     0.0700%                Continental Wingate
 141      7001995     Cornelius Apartments                  SBRC     6,976,233.16     0.0900%               L.J. Melody & Company
 143      7001304     Sarno Business Complex                SBRC     6,774,808.92     0.0900%               L.J. Melody & Company
 145      4010669     MJ Ocala Hilton                        ALD     6,592,596.47     0.0600%            Allied Capital Corporation
 146       12261      Freeport Distribution                 GCFP     6,519,901.24     0.0700%                Continental Wingate
 149       11777      5900 Sepulveda Boulevard Office       GCFP     6,249,296.69     0.0700%                Continental Wingate
                      Building
 151      6604590     Eatontown Shopping Center             SBRC     5,978,227.59     0.1250%         GMAC Commercial Mortgage Corp.
 153      7002833     Kmart Centre                          SBRC     5,584,454.24     0.0900%               L.J. Melody & Company
 160     03-0810439   Holiday Inn Asheville Airport         GCFP     4,732,447.54     0.0700%                 Laureate Capital
 161     03-0810441   Princeton Belvidere                   GCFP     4,729,347.67     0.0600%                  Meredith & Grew
 163       12104      Hometown Square                       GCFP     4,643,570.42     0.0700%                Continental Wingate
 164     03-0810432   Albemarle Crossing                    GCFP     2,466,668.46     0.0700%                 Laureate Capital
 165     03-0810431   Hannaford Ground Lease at             GCFP     2,108,165.02     0.0700%                 Laureate Capital
                      Albemarle Crossing
 168       12424      Palomar Commerce Center               GCFP     4,243,903.14     0.0700%                Continental Wingate
 170      7001927     Lake Jackson Trading Post             SBRC     4,063,771.68     0.0900%               L.J. Melody & Company
 172       12598      Durango Mini-Storage & Charleston     GCFP     3,991,452.10     0.0700%                Continental Wingate
                      West Mini-Storage
 178      7001641     Westheimer Village Shopping Center    SBRC     3,706,137.59     0.1000%         GMAC Commercial Mortgage Corp.
 188       12525      Jackson Square Shopping Center        GCFP     2,996,162.11     0.0700%                Continental Wingate

                                                                     CUT-OFF DATE
CONTROL    LOAN                                                        PRINCIPAL       PRIMARY
NUMBER     NUMBER            LOAN / PROPERTY NAME        ORIGINATOR     BALANCE     SERVICING RATE            PRIMARY SERVICER
------     ------     ------------------------------     ----------  -------------  --------------     ----------------------------
 189      7002411     Bradville Square                      SBRC     2,988,713.78     0.1250%         GMAC Commercial Mortgage Corp.
 193      7002269     Deer Valley Plaza                     SBRC     2,874,890.80     0.0900%               L.J. Melody & Company
 197     03-0810452   9, 9A & 0 Summit Avenue               GCFP     2,554,414.60     0.0600%                  Meredith & Grew
 200     03-0810427   Newport Avenue Plaza                  GCFP     2,491,382.86     0.0600%                  Meredith & Grew
 207       12044      Holiday Inn Stillwater                GCFP     1,990,242.83     0.0700%                Continental Wingate
 208      7002952     Continental Apartments                SBRC     1,957,460.55     0.0900%            First Trust Bank (Mortgage
                                                                                                                  Division)
 210       12045      Holiday Inn Ponca City                GCFP     1,791,218.56     0.0700%                Continental Wingate

                                    EXHIBIT M

                           BIRCH RUN OPERATING ADVISOR


1.       Fiduciary Duty.

                  The Birch Run Operating Advisor shall not owe any fiduciary duty to the Master Servicer or the Birch Run Special Servicer.

2.       Authority of the Birch Run Operating Advisor.

                  (a) At all times when the Birch Run Operating Advisor is serving with respect to the Birch Run Mortgage Loan Pair and any related REO Property, the Birch Run Special Servicer shall be required (A) to consult with the Birch Run Operating Advisor (i) upon the occurrence of any default under the related Mortgage Loan Documents with respect to the Birch Run Mortgage Loan
Pair and any related REO Property and to consider alternative actions recommended by the Birch Run Operating Advisor and (ii) at any time (whether or not a default under the related Mortgage Loan Documents has occurred) with respect to proposals to take any significant action with respect to the Birch Run Mortgage Loan Pair and any related REO Property (including, without limitation, the selection of a replacement property manager, to the extent that the related Mortgage Loan Documents grant such consent rights) and to consider alternative actions recommended by the Birch Run Operating Advisor and (B) prior to taking any of the following actions, to notify in writing the Birch Run Operating Advisor of any proposal to take any of such actions (and to provide the Birch Run Operating Advisor with such information requested by the Birch Run Operating Advisor as may be necessary in the reasonable judgment of the Birch Run Operating Advisor in order make a judgment) and to receive the written approval of the Birch Run Operating Advisor (which approval may be withheld in its sole discretion) with respect to:

                   (i) any modification, amendment or waiver with respect to the Birch Run Mortgage Loan Pair that would result in the extension of the Maturity Date thereof, a reduction in the Mortgage Rate borne thereby or the Monthly Payment or Prepayment Premium payable thereon or a deferral or forgiveness of interest on or principal of the Birch Run Mortgage Loan Pair, a modification, amendment or waiver of any other monetary term of the Birch Run Mortgage Loan Pair (including, without limitation,) the timing or amount of any payment of principal and interest (other than Default Interest)), a modification, amendment or waiver of any provision of the Birch Run Mortgage Loan Pair which restricts the Borrower from incurring additional indebtedness or any modification, amendment or waiver of a material non-monetary term of the Birch Run Mortgage Loan Pair;

                   (ii) any modification of, or waiver with respect to, the Birch Run Mortgage Loan Pair that would result in a discounted pay-off of the Birch Run Mortgage Loan Pair;

                   (iii) any foreclosure upon or comparable conversion (which may include acquisition of a REO Property) of the ownership of the Mortgaged Property and any other collateral securing the Birch Run Mortgage Loan Pair or any acquisition of the Mortgaged Property by deed-in-lieu of foreclosure on behalf of the Trust;

                   (iv) any proposed sale of the Mortgaged Property after it has been acquired on behalf of the Trust;

                   (v) any release of the Borrower from liability with respect to the Birch Run Mortgage Loan Pair;

                   (vi) any determination not to enforce a "due-on-sale" or "due-on-encumbrance" clause (unless such clause is not exercisable under applicable law or such exercise is reasonably likely to result in successful legal action by the Borrower);

                   (vii) any action to bring the Mortgaged Property or the related REO Property into compliance with Environmental Laws;

                   (viii) any substitution or release of collateral for the Birch Run Mortgage Loan Pair (other than in accordance with the terms of, or upon satisfaction of, the Birch Run Mortgage Loan Pair); or

                   (ix) any acceptance of substitute or additional collateral for the Birch Run Mortgage Loan Pair (other than in accordance with the terms of the Birch Run Mortgage Loan Pair);

provided that, in the event that the Birch Run Operating Advisor fails to notify the Birch Run Special Servicer of its approval or disapproval of any such proposed action within 10 Business Days of delivery to the Birch Run Operating Advisor by the Birch Run Special Servicer of written notice of such a proposed action, such action by the Birch Run Special Servicer shall be deemed to have been approved by the Birch Run Operating Advisor; provided, further, that if the Birch Run Special Servicer determines that immediate action is necessary to protect the interest of the Trust and the Certificateholder, the Birch Run Special Servicer may take any of the actions listed in clauses (i) through (ix) above without waiting for the Birch Run Operating Advisor's response; and further provided that upon the request of the Trustee during the ten Business Day period referred to above, each of the Birch Run Operating Advisor and the Birch Run Special Servicer shall consult with the Trustee regarding its views as to the proposed action.

                  (b) Notwithstanding any direction to, or approval or disapproval of an action of, the Master Servicer or the Birch Run Special Servicer by the Birch Run Operating Advisor, any modification, extension, waiver or amendment of the payment terms of the Birch Run Companion Mortgage Loan must be structured so as to be consistent with the allocation and payment priorities set forth in the Mortgage Loan Documents and the Birch Run Co-Lender Agreement, such that the Birch Run Companion Mortgage Loan shall not gain a priority over the Birch Run Pooled Mortgage Loan with respect to any payment which priority is not, as of the date of this Agreement, reflected in the Mortgage Loan Documents and the Birch Run Co-Lender Agreement. Notwithstanding any direction to, or approval or disapproval of an action of, the Master Servicer or the Birch Run Special Servicer by the Birch Run Operating Advisor, to the extent consistent with the Servicing Standard, taking into account the extent to which the Birch Run Companion Mortgage Loan is junior to the Birch Run Pooled Mortgage Loan under the Mortgage Loan Documents and the Birch Run Co-Lender Agreement (unless otherwise consented to in writing by the Trustee), (i) no waiver, reduction or deferral of any particular amounts due on the Birch Run Pooled Mortgage Loan shall be effected prior to the waiver, reduction or deferral of the entire corresponding item in respect of the Birch Run Companion Mortgage Loan and (ii) no reduction of the Mortgage Rate for the Birch Run Pooled Mortgage Loan shall be effected prior to the reduction to zero of the Mortgage Rate for the Birch Run Companion Mortgage Loan.

                  (c) Notwithstanding any direction to, or approval or disapproval of an action of, the Master Servicer or the Birch Run Special Servicer by the Birch Run Operating Advisor, in no event shall the Master Servicer or the Birch Run Special Servicer take any action or refrain from taking any action which would violate any law of any applicable jurisdiction, violate the Mortgage Loan Documents, be inconsistent with the Servicing Standard, cause an Adverse REMIC Event or violate any other provisions of this Agreement. The taking of, or refraining from taking, any action by the Master Servicer or the Birch Run Special Servicer contrary to the directions of, or in a manner disapproved by, the Birch Run Operating Advisor shall not constitute an Event of Default so long as the Master Servicer's or Birch Run Special Servicer's taking, or refraining from taking, such action in accordance with the direction of, or with the approval of, the Birch Run Operating Advisor would have violated any law of any applicable jurisdiction, would have violated the Mortgage Loan Documents, would have been inconsistent with the Servicing Standard or would have caused an Adverse REMIC Event or violated any other provision of this Agreement. Furthermore, the Birch Run Special Servicer shall not be obligated to seek approval from the Birch Run Operating Advisor for any actions to be taken by the Birch Run Special Servicer if:

                  (i) the Birch Run Special Servicer has notified the Birch Run Operating Advisor in writing of various actions that the Birch Run Special Servicer proposes to take with respect to the workout or liquidation of the Birch Run Mortgage Loan Pair; and

                  (ii) for 60 days following the first such notice, the Birch Run Operating Advisor has objected to all of those proposed actions and has failed to suggest any alternative actions that the Birch Run Special Servicer considers to be consistent with the Servicing Standard.

                  (d) The Birch Run Operating Advisor will have no liability to the Trust or to the Certificateholder for any action taken, or for refraining from the taking of any action or the giving of any consent, in good faith pursuant to this Agreement, or for errors in judgment. The Birch Run Operating Advisor may designate in writing to the parties hereto, representative(s) to exercise its respective rights and powers described in this Exhibit M.

3. Provision of Information to the Birch Run Operating Advisor; Notice of Default under the Mortgage Loan Documents.

                  At all times when the Birch Run Operating Advisor is serving with respect to the Birch Run Mortgage Loan Pair, the Master Servicer and the Birch Run Special Servicer shall provide to the Birch Run Operating Advisor by hard copy or by electronic means or by making available on its Internet Website
(i) on or prior to each Remittance Date while the Birch Run Mortgage Loan Pair is a Specially Serviced Mortgage Loan, a written report with respect to the status of the Birch Run Mortgage Loan Pair, including the status of any material default thereon, the status of any foreclosure actions or other proceedings undertaken with respect thereto, any proposed workouts with respect thereto and the status of any negotiations with respect to such workouts, an assessment of the likelihood of additional defaults under the Mortgage Loan Documents, (ii) promptly following receipt of actual knowledge thereof, notice of any defaults under the Mortgage Loan Documents and (iii) within five Business Days of receipt thereof, copies of any financial statements or other reports with respect to the Borrower or Mortgaged Property that were delivered pursuant to the terms of the related Mortgage Loan Documents.

                  In addition, with respect to any proposed action requiring consultation with or approval of the Birch Run Operating Advisor, the Birch Run Special Servicer shall prepare a summary of such proposed action and an analysis of whether or not such action is reasonably likely to produce a greater recovery on a present value basis than not taking such action, setting forth the basis on which the Birch Run Special Servicer made such determination.

                                                                                    RETAINED SUB-SERVICING
CONTROL NUMBER     LOAN NUMBER    LOAN / PROPERTY NAME      CUT-OFF DATE BALANCE           FEE RATE                 SUB-SERVICER
--------------     -----------    --------------------      --------------------    -----------------------         ------------